UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 – December 31, 2012

Item 1: Reports to Shareholders

Annual Report | December 31, 2012
Vanguard Variable Insurance Fund

High Yield Bond Portfolio Money Market Portfolio Short-Term Investment-Grade Portfolio Total Bond Market Index Portfolio

> The broad U.S. stock market returned about 16% for the 12 months ended December 31, 2012.

> International stocks fared even better than their U.S. counterparts, with European stocks among the best performers.

> U.S. bonds produced solid returns for the period, despite their low yields.

Contents
Market Perspective	1
High Yield Bond Portfolio	2
Money Market Portfolio	16
Short-Term Investment-Grade Portfolio	31
Total Bond Market Index Portfolio	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMS Surprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Market Perspective

Dear Planholder,

We sometimes describe Vanguard as a company “with the intellectual rigor of Wall Street but with Midwestern values.” That’s also an apt description for Gus Sauter. Gus retired as our chief investment officer at the end of December, having set the highest of standards for both intellectual achievement and devotion to doing the right thing for clients.

During his 25 years at Vanguard, Gus played a pivotal role in transforming indexing from a novelty to an investing mainstay. He also developed our active quantitative equity strategies, oversaw the growth of our expertise in fixed income, and ultimately helped Vanguard to become a global investment manager responsible for $2 trillion in client assets. As for the Midwestern values, Gus—a native of Ohio, incidentally—served our clients with a dedication to thrift, candor, and common sense that has helped make Vanguard what it is.

An important aspect of Gus’s legacy is the team of world-class investment professionals that he cultivated at Vanguard. That team is now led by Tim Buckley, who oversaw our services for individual investors before becoming chief investment officer. I am confident that Tim will not only carry on Gus’s legacy, but also—as Gus himself put it—take Vanguard investment management to the next level.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 9, 2013

With help from central banks,
stocks posted strong results
Stocks around the world recorded double-

digit gains for the 12 months ended December 31, 2012, with international stocks faring even better than their U.S. counterparts.

European stocks shook off investors’ concerns to deliver some of the best results, rising about 19% compared with about 16% for U.S. stocks. The rally came as European central bankers moved to address worries about the finances of governments and banks. Still, Vanguard economists expect Europe to remain a trouble spot, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

In the United States, attention to the nation’s considerable budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to nervousness in the markets before policymakers reached a limited tax-rate agreement on the cusp of the new year. The compromise legislation, which President Barack Obama signed into law on January 2, addressed some immediate concerns, but a credible long-term deficit-reduction strategy had yet to be crafted to resolve the nation’s fiscal imbalance and open the way for growth.

Bond returns were solid,
but challenges lie ahead
The broad U.S. taxable bond market

returned about 4% for the 12 months. As bond prices rose, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it remained exceptionally low by historical standards.

Although bonds can provide critical diversification benefits to a portfolio, their prospects look much less promising than they had in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2012
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.42%	11.12%	1.92%
Russell 2000 Index (Small-caps)	16.35	12.25	3.56
Russell 3000 Index (Broad U.S. market)	16.42	11.20	2.04
MSCI All Country World Index ex USA (International)	16.83	3.87	–2.89

Bonds
Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.21%	6.19%	5.95%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.78	6.57	5.91
Citigroup Three-Month Treasury Bill Index	0.07	0.08	0.44

CPI
Consumer Price Index	1.74%	2.06%	1.80%

1

Vanguard® High Yield Bond Portfolio

Despite periods of heightened volatility in 2012—notably over the health of Spanish banks in May and the U.S. “fiscal cliff” in November and December—demand for high-yield bonds was strong. With U.S. Treasury yields hitting all-time lows during the year, investors proved willing to take on more risk for the additional yield on offer from riskier fixed income securities, including high-yield bonds. Vanguard High Yield Bond Portfolio returned 14.30% for the year, trailing the 15.81% return of its benchmark index but a step ahead of the average return of 14.11% for its peer group.

With bond prices moving higher during the year, the yield of the portfolio fell (bond prices move inversely to yields). As of December 31, the portfolio’s 30-day SEC yield was 4.21%, down from 6.34% a year ago.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Investors hunt for greater yield
The slow recovery in the economy and stubbornly high unemployment prompted the Federal Reserve to continue its efforts to spur growth by keeping borrowing costs low. It expanded and extended its bond-buying programs in the attempt to push longer-term interest rates down, and indeed both 10-year and 30-year Treasury yields fell to all-time lows in July. The Fed also maintained its target for the federal funds rate in the range of 0.00%–0.25%, where it’s been since December 2008.

With so little yield to be had among high-quality bonds, investors had a hearty appetite for riskier securities. This demand led to a narrowing of 1.88 percentage points in the yield spread between high-yield bonds and Treasuries. At the same time, issuance was high. Borrowers took advantage of both the exceptionally low interest rates and the market’s willingness to extend them credit by issuing a record amount of new debt in 2012. Much of it, however, was related to refinancing existing debt at a lower cost.

Part of the portfolio’s underperformance versus its benchmark index resulted from its positioning. The portfolio favors bonds of higher credit quality and lower risk to reduce default risk and limit the potential for capital losses, but this dampens returns when riskier bonds outperform, as was the case in 2012. At the end of the period, less than 4% of the fund was made up of securities with a rating lower than B, whereas the index weighting in those securities was around 17%.

On the other hand, the portfolio outpaced the average return of its peers, in part because of the tilt in its holdings toward bonds of financial institutions. An improvement in investor sentiment toward banks helped this beleaguered sector significantly outperform industrials and utilities for the year.

Over the long term, solid returns for a conservative high-yield fund
For the ten years ended December 31, the High Yield Bond Portfolio posted an average annual return of 7.88%, trailing its benchmark at 10.62% and a step behind the return of its peers at 8.09%. The bias of the portfolio toward higher-quality securities within the high-yield category acted as a drag over the decade, which included a number of bullish years for high-yield bonds.

Bonds remain an important part of a diversified investment plan
With yields having fallen so low, there is little room for them to decline further. Some investors believe that’s a signal to jump off the bond bandwagon. Our fundamental belief, however, is that bonds will continue to play an important role in a well-diversified investment plan, helping to cushion overall returns in periods when volatility in stocks runs high.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard High Yield Bond Portfolio	14.30%	7.88%
Barclays U.S. Corporate High Yield Bond Index	15.81	10.62
Variable Insurance High Yield Funds Average[1]	14.11	8.09

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio	Funds Average[1]
High Yield Bond Portfolio	0.29%	0.85%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

2

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment
For the year ended December 31, 2012, the High Yield Bond Portfolio returned 14.30%, compared with the benchmark return of 15.81%. During the period, lower-quality bonds outperformed higher-quality bonds handily, as investors continued to reach for yield. Caa-rated bonds returned 18.3% for the period, while B-rated bonds returned 15.5% and Ba-rated bonds returned 14.6%. The spread of the high-yield market, as expressed by the Barclays U.S. Corporate High Yield Bond Index, over U.S. Treasuries compressed meaningfully, starting at 699 basis points as of December 31, 2011, and ending at 511 as of December 31, 2012.

The 12 months represented a record year, with more than $365 billion of new issuance. Issuers continued to exercise restraint in their borrowing behavior, emphasizing balance sheet repair over more aggressive activity like share repurchases, special dividends, and leveraged acquisitions or buyouts. More than 50% of the gross proceeds raised in 2012 was for refinancing, a creditor-friendly trend that has been solidly in place since 2009. In contrast, proceeds targeted for shareholder-friendly activity totaled just 22%. In the past, elevated default cycles have typically occurred only after several years when aggressive borrowing has exceeded 40% of the total. In this context, the high-yield market remains balanced and shows no immediate signs of fundamental credit deterioration.

Indeed, both ratings actions and default forecasts were benign. After two years in which credit upgrades by ratings agencies significantly outpaced downgrades, the pace of upgrades slowed in 2012 but remained positive. Note that bonds rated Caa and below accounted for 17% of the market at December 31, 2012, a figure that has been on the decline since its peak in late 2009 at 30%. Likewise, Moody’s Investors Service is forecasting that the default rate will decline to 3.0% in 2013 from a realized default rate of 3.2% in 2012. These figures are still well below the long-term average of 4.5%.

By and large, high-yield issuers enjoy healthy credit profiles, having maintained strong gross margins and interest coverage ratios through 2012. With our expectation of modest U.S. GDP expansion in 2013, we believe most high-yield companies will be able to sustain these profiles. Nonetheless, we are watching a couple of emerging trends: Leverage ratios have ticked up in the last year, and cash balances have fallen moderately. Our view of the market would become more negative if these trends were to persist in 2013.

Because of strong retail and institutional demand for the asset class, the high-yield market set a record low yield of 6.1% on December 31, 2012, having compressed from 8.4% on December 31, 2011. Over the same period, the average dollar price of the high-yield market rose from $98 to $105, setting a record high. At this price, we believe the high-yield market has very limited room for capital appreciation, as the individual underlying bond instruments have become call-constrained. Further, we see rising U.S. Treasury yields as a moderate problem this year and possibly an even more meaningful one in future years. We believe the overall market valuation fully reflects the positive underlying fundamentals, and we are exercising caution in 2013.

The portfolio’s successes
The portfolio benefited from positive security selection in the financial and metals sectors, from its overweight allocation to financials, and from its underweight positions in the energy and supermarkets sectors.

The portfolio’s shortfalls
Cash holdings detracted from relative performance for the year. The portfolio was also hurt by its underweight allocation to the homebuilding sector and by security selection in the wireless and technology sectors.

The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names within the high-yield market. We believe these credits have more consistent businesses and greater predictability of cash flows than those at the lower end of the spectrum. We prefer higher-quality credits in an effort to minimize defaults and to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry and continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA
Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

January 10, 2013

3

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of December 31, 2012

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	379	2,013	8,109
Yield[3]	4.2%	6.1%	1.7%
Yield to Maturity	4.9%[4]	6.8%	1.7%
Average Coupon	6.4%	7.9%	3.6%
Average Effective
Maturity	4.8 years	6.7 years	7.0 years
Average Duration	4.2 years	4.1 years	5.1 years
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	8.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.00
Beta	0.87	0.03

Distribution by Effective Maturity (% of portfolio)
Under 1 Year	6.0%
1–5 Years	46.1
5–10 Years	38.7
10–20 Years	4.5
20–30 Years	1.2
Over 30 Years	3.5

Sector Diversification (% of portfolio)
Basic Industry	8.6%
Capital Goods	8.6
Communication	19.3
Consumer Cyclical	11.0
Consumer Noncyclical	12.1
Energy	6.3
Finance	17.3
Technology	8.8
Transportation	1.3
Utilities	6.7

Distribution by Credit Quality (% of portfolio)
U.S. Government	0.0%
Aaa	0.0
Aa	0.0
A	0.0
Baa	5.4
Ba	48.5
B	38.3
Caa	3.7
Other	4.1

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Corporate High Yield Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.29%.

4

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	14.30%	8.23%	7.88%	$21,360
Barclays U.S. Corporate High Yield Bond Index	15.81	10.34	10.62	27,434
Variable Insurance High Yield Bond
Funds Average[1]	14.11	6.76	8.09	21,768
Barclays U.S. Aggregate Bond Index	4.22	5.95	5.18	16,575

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

5

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (89.2%)
Finance (14.3%)
	Banking (2.6%)
1	Barclays Bank plc	6.050%	12/4/17	4,061	4,486
	Barclays Bank plc	5.140%	10/14/20	1,015	1,058
1	LBG Capital No.1 plc	7.875%	11/1/20	2,385	2,528
1	Lloyds TSB Bank plc	6.500%	9/14/20	785	859
	Royal Bank of Scotland Group plc	6.125%	12/15/22	3,515	3,680
	UBS AG	7.625%	8/17/22	1,245	1,363

	Finance Companies (9.3%)
	Air Lease Corp.	5.625%	4/1/17	3,535	3,747
	Ally Financial Inc.	8.300%	2/12/15	1,560	1,739
	Ally Financial Inc.	8.000%	3/15/20	2,250	2,756
	Ally Financial Inc.	7.500%	9/15/20	2,050	2,481
	CIT Group Inc.	4.250%	8/15/17	1,555	1,606
	CIT Group Inc.	5.250%	3/15/18	1,715	1,844
1	CIT Group Inc.	6.625%	4/1/18	3,405	3,848
1	CIT Group Inc.	5.500%	2/15/19	1,815	1,969
	CIT Group Inc.	5.375%	5/15/20	3,560	3,880
	CIT Group Inc.	5.000%	8/15/22	4,600	4,933
	International Lease Finance Corp.	8.625%	9/15/15	845	951
	International Lease Finance Corp.	5.750%	5/15/16	530	558
1	International Lease Finance Corp.	6.750%	9/1/16	1,195	1,350
	International Lease Finance Corp.	8.750%	3/15/17	1,180	1,363
1	International Lease Finance Corp.	7.125%	9/1/18	1,775	2,059
	International Lease Finance Corp.	5.875%	4/1/19	1,820	1,916
	International Lease Finance Corp.	6.250%	5/15/19	1,882	2,018
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,806
	International Lease Finance Corp.	8.625%	1/15/22	900	1,118
1	Provident Funding Associates
	LP / PFG Finance Corp.	10.250%	4/15/17	1,300	1,430
	SLM Corp.	6.250%	1/25/16	2,180	2,371
	SLM Corp.	6.000%	1/25/17	960	1,045
	SLM Corp.	8.450%	6/15/18	1,100	1,291
	SLM Corp.	8.000%	3/25/20	1,675	1,916
	SLM Corp.	7.250%	1/25/22	615	678

	Insurance (2.4%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	2,740	3,154
1	ING US Inc.	5.500%	7/15/22	4,000	4,320
1	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,759
[1,2]	MetLife Capital Trust IV	7.875%	12/15/67	1,390	1,710
[1,2]	MetLife Capital Trust X	9.250%	4/8/68	1,000	1,370
	Provident Cos. Inc.	7.000%	7/15/18	690	820
	Unum Group	7.375%	6/15/32	175	198
					77,978
Industrial (68.8%)
	Basic Industry (7.8%)
	Alpha Natural Resources Inc.	6.000%	6/1/19	436	404
	ArcelorMittal	5.000%	2/25/17	535	539
	ArcelorMittal	6.750%	2/25/22	495	518
	Arch Coal Inc.	8.750%	8/1/16	285	296
[3,4]	Arch Coal Inc. Bank Loan	5.750%	5/16/18	1,797	1,813
1	Ashland Inc.	4.750%	8/15/22	775	804
	Cascades Inc.	7.750%	12/15/17	825	870
	Cascades Inc.	7.875%	1/15/20	250	266
	Celanese US Holdings LLC	6.625%	10/15/18	380	418
	Celanese US Holdings LLC	5.875%	6/15/21	305	342

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	CF Industries Inc.	6.875%	5/1/18	580	706
	CF Industries Inc.	7.125%	5/1/20	760	954
	Chemtura Corp.	7.875%	9/1/18	290	310
	Cloud Peak Energy Resources
	LLC / Cloud Peak Energy
	Finance Corp.	8.250%	12/15/17	500	535
	Cloud Peak Energy Resources
	LLC / Cloud Peak Energy
	Finance Corp.	8.500%	12/15/19	375	411
	CONSOL Energy Inc.	8.000%	4/1/17	1,280	1,386
	CONSOL Energy Inc.	8.250%	4/1/20	950	1,028
1	Eldorado Gold Corp.	6.125%	12/15/20	1,035	1,056
1	FMG Resources August 2006 Pty Ltd.	7.000%	11/1/15	1,475	1,556
1	FMG Resources August 2006 Pty Ltd.	6.375%	2/1/16	530	549
1	FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	2,125	2,183
1	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	1,525	1,563
	Hexion US Finance Corp.	6.625%	4/15/20	1,250	1,272
	Hexion US Finance Corp. / Hexion
	Nova Scotia Finance ULC	8.875%	2/1/18	1,725	1,772
1	INEOS Finance plc	8.375%	2/15/19	965	1,037
1	INEOS Finance plc	7.500%	5/1/20	1,990	2,095
[3,4]	INEOS Holdings Ltd. Bank Loan	6.500%	4/27/18	1,315	1,328
	LyondellBasell Industries NV	5.000%	4/15/19	3,510	3,887
	LyondellBasell Industries NV	6.000%	11/15/21	496	583
	Neenah Paper Inc.	7.375%	11/15/14	327	327
	Novelis Inc.	8.375%	12/15/17	1,120	1,235
	Novelis Inc.	8.750%	12/15/20	1,035	1,151
	Peabody Energy Corp.	7.375%	11/1/16	1,930	2,220
	Peabody Energy Corp.	6.000%	11/15/18	1,730	1,834
	Peabody Energy Corp.	6.250%	11/15/21	1,740	1,844
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,420
	PH Glatfelter Co.	5.375%	10/15/20	210	215
1	Vedanta Resources plc	8.750%	1/15/14	275	289
1	Vedanta Resources plc	9.500%	7/18/18	835	964
	Weyerhaeuser Co.	7.375%	10/1/19	570	705

	Capital Goods (7.8%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	870	950
1	Ardagh Packaging Finance plc	9.125%	10/15/20	880	959
1	Ashtead Capital Inc.	6.500%	7/15/22	335	362
	B/E Aerospace Inc.	6.875%	10/1/20	1,090	1,213
	B/E Aerospace Inc.	5.250%	4/1/22	3,061	3,245
	Ball Corp.	7.125%	9/1/16	105	112
	Ball Corp.	7.375%	9/1/19	795	884
	Ball Corp.	5.000%	3/15/22	740	792
1	Building Materials Corp. of America	6.875%	8/15/18	420	456
1	Building Materials Corp. of America	6.750%	5/1/21	1,445	1,595
	Case New Holland Inc.	7.750%	9/1/13	695	723
	Case New Holland Inc.	7.875%	12/1/17	2,660	3,145
1	Cemex Finance LLC	9.500%	12/14/16	3,190	3,456
	Clean Harbors Inc.	5.250%	8/1/20	535	559
1	Clean Harbors Inc.	5.125%	6/1/21	365	379
1	CNH Capital LLC	3.875%	11/1/15	610	629
	CNH Capital LLC	6.250%	11/1/16	1,200	1,323
	Crown Americas LLC / Crown
	Americas Capital Corp. III	6.250%	2/1/21	1,100	1,206
1	Fibria Overseas Finance Ltd.	7.500%	5/4/20	2,999	3,329
1	Fibria Overseas Finance Ltd.	6.750%	3/3/21	300	333
	Huntington Ingalls Industries Inc.	6.875%	3/15/18	791	860
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	1,225	1,332

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Masco Corp.	6.125%	10/3/16	465	515
	Masco Corp.	5.850%	3/15/17	278	303
	Masco Corp.	6.625%	4/15/18	105	112
	Masco Corp.	7.125%	3/15/20	2,372	2,763
	Masco Corp.	5.950%	3/15/22	590	655
	Masco Corp.	7.750%	8/1/29	420	466
	Masco Corp.	6.500%	8/15/32	120	123
	Owens Corning	9.000%	6/15/19	1,000	1,253
	Owens Corning	7.000%	12/1/36	160	176
	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	7.125%	4/15/19	1,905	2,053
	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	7.875%	8/15/19	245	273
	Reynolds Group Issuer Inc. /
	Reynolds Group Issuer LLC /
	Reynolds Group Issuer Lu	6.875%	2/15/21	480	517
1	United Rentals North America Inc.	5.750%	7/15/18	900	970
1	United Rentals North America Inc.	7.375%	5/15/20	665	728
1	United Rentals North America Inc.	7.625%	4/15/22	945	1,056
	United Rentals North America Inc.	6.125%	6/15/23	390	412
	Vulcan Materials Co.	6.400%	11/30/17	480	524
	Vulcan Materials Co.	7.000%	6/15/18	1,600	1,766
	Vulcan Materials Co.	7.500%	6/15/21	60	68
	Vulcan Materials Co.	7.150%	11/30/37	100	99

	Communication (17.2%)
	Belo Corp.	8.000%	11/15/16	250	273
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	7.250%	10/30/17	1,035	1,129
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	7.875%	4/30/18	1,045	1,126
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	7.000%	1/15/19	911	984
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	8.125%	4/30/20	1,156	1,303
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	6.500%	4/30/21	1,505	1,624
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	6.625%	1/31/22	1,500	1,643
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.250%	9/30/22	1,950	1,984
	Cricket Communications Inc.	7.750%	5/15/16	655	693
	Cricket Communications Inc.	7.750%	10/15/20	1,725	1,764
	CSC Holdings LLC	7.875%	2/15/18	1,090	1,267
	CSC Holdings LLC	7.625%	7/15/18	2,085	2,424
	CSC Holdings LLC	8.625%	2/15/19	895	1,074
1	CSC Holdings LLC	6.750%	11/15/21	690	769
	DISH DBS Corp.	4.625%	7/15/17	1,020	1,063
	DISH DBS Corp.	7.875%	9/1/19	295	350
	DISH DBS Corp.	6.750%	6/1/21	3,630	4,129
	DISH DBS Corp.	5.875%	7/15/22	1,900	2,042
1	DISH DBS Corp.	5.000%	3/15/23	2,425	2,449
1	eAccess Ltd.	8.250%	4/1/18	1,911	2,121
	GCI Inc.	6.750%	6/1/21	1,466	1,448
	Hughes Satellite Systems Corp.	6.500%	6/15/19	2,502	2,752
	Hughes Satellite Systems Corp.	7.625%	6/15/21	580	660
1	IAC/InterActiveCorp	4.750%	12/15/22	720	721
1	Inmarsat Finance plc	7.375%	12/1/17	590	635
	Intelsat Jackson Holdings SA	7.250%	4/1/19	2,125	2,284
	Intelsat Jackson Holdings SA	8.500%	11/1/19	475	533
	Intelsat Jackson Holdings SA	7.250%	10/15/20	3,185	3,448
1	Intelsat Jackson Holdings SA	7.250%	10/15/20	1,380	1,490
	Intelsat Jackson Holdings SA	7.500%	4/1/21	1,350	1,475
	Lamar Media Corp.	7.875%	4/15/18	305	337
	Lamar Media Corp.	5.875%	2/1/22	485	527
1	Lamar Media Corp.	5.000%	5/1/23	1,170	1,204
	Liberty Interactive LLC	8.500%	7/15/29	405	439
	Liberty Interactive LLC	8.250%	2/1/30	1,310	1,421
	MetroPCS Wireless Inc.	7.875%	9/1/18	1,485	1,609

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,175	2,316
	National CineMedia LLC	6.000%	4/15/22	895	949
	Nielsen Finance LLC /
	Nielsen Finance Co.	7.750%	10/15/18	1,300	1,453
	NII Capital Corp.	7.625%	4/1/21	1,990	1,488
	Quebecor Media Inc.	7.750%	3/15/16	795	816
	Quebecor Media Inc.	7.750%	3/15/16	765	785
1	Quebecor Media Inc.	5.750%	1/15/23	2,530	2,662
1	SBA Communications Corp.	5.625%	10/1/19	1,120	1,173
	SBA Telecommunications Inc.	8.250%	8/15/19	436	487
1	SBA Telecommunications Inc.	5.750%	7/15/20	410	435
1	Sinclair Television Group Inc.	9.250%	11/1/17	1,075	1,183
1	Sirius XM Radio Inc.	5.250%	8/15/22	765	776
1	Sprint Nextel Corp.	9.000%	11/15/18	3,260	4,026
1	Sprint Nextel Corp.	7.000%	3/1/20	4,420	5,171
1	Starz LLC / Starz Finance Corp.	5.000%	9/15/19	945	969
1	Unitymedia Hessen GmbH & Co.
	KG / Unitymedia NRW GmbH	5.500%	1/15/23	1,460	1,507
1	UPCB Finance III Ltd.	6.625%	7/1/20	2,115	2,266
1	UPCB Finance V Ltd.	7.250%	11/15/21	1,170	1,288
1	UPCB Finance VI Ltd.	6.875%	1/15/22	1,701	1,838
	Videotron Ltd.	9.125%	4/15/18	695	740
	Videotron Ltd.	5.000%	7/15/22	1,018	1,068
	Virgin Media Finance plc	5.250%	2/15/22	530	563
1	Wind Acquisition Finance SA	11.750%	7/15/17	2,645	2,771
	Windstream Corp.	7.875%	11/1/17	1,180	1,325
	Windstream Corp.	8.125%	9/1/18	645	701
	Windstream Corp.	7.000%	3/15/19	250	255
	Windstream Corp.	7.750%	10/15/20	1,050	1,134
	Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	615	684
	Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	1,470	1,672

	Consumer Cyclical (10.2%)
	AMC Entertainment Inc.	8.750%	6/1/19	1,750	1,938
	AutoNation Inc.	5.500%	2/1/20	455	488
	Caesars Entertainment
	Operating Co. Inc.	8.500%	2/15/20	3,710	3,701
1	Carlson Wagonlit BV	6.875%	6/15/19	2,040	2,152
	Choice Hotels International Inc.	5.700%	8/28/20	211	229
	Choice Hotels International Inc.	5.750%	7/1/22	205	227
1	Cinemark USA Inc.	5.125%	12/15/22	195	197
1	Continental Rubber Of America Corp.	4.500%	9/15/19	2,435	2,484
	Delphi Corp.	5.875%	5/15/19	1,001	1,081
	Delphi Corp.	6.125%	5/15/21	730	810
	Dollar General Corp.	4.125%	7/15/17	295	310
1	Dufry Finance SCA	5.500%	10/15/20	375	386
1	Felcor Lodging LP	5.625%	3/1/23	1,095	1,096
1	General Motors Financial Co. Inc.	4.750%	8/15/17	3,100	3,255
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,170	1,343
	Hanesbrands Inc.	8.000%	12/15/16	304	333
	Hanesbrands Inc.	6.375%	12/15/20	1,086	1,195
	Host Hotels & Resorts LP	6.750%	6/1/16	247	253
	Host Hotels & Resorts LP	5.875%	6/15/19	870	948
	Host Hotels & Resorts LP	6.000%	11/1/20	1,475	1,619
	Host Hotels & Resorts LP	4.750%	3/1/23	700	746
	Limited Brands, Inc.	8.500%	6/15/19	140	172
	Limited Brands, Inc.	7.000%	5/1/20	580	669
	Limited Brands, Inc.	6.625%	4/1/21	1,430	1,645
	Limited Brands, Inc.	5.625%	2/15/22	525	574
1	NAI Entertainment Holdings LLC	8.250%	12/15/17	97	107
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,210	1,190
	PVH Corp.	7.375%	5/15/20	645	724
	PVH Corp.	4.500%	12/15/22	750	758
1	QVC Inc.	7.500%	10/1/19	1,899	2,098
1	QVC Inc.	5.125%	7/2/22	90	94
1	Realogy Corp. LLC	7.625%	1/15/20	1,476	1,675
	Regal Cinemas Corp.	8.625%	7/15/19	1,735	1,917
	Rite Aid Corp.	9.750%	6/12/16	720	779
	Rite Aid Corp.	8.000%	8/15/20	750	857
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	750	917
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	751	830

7

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	640	694
	Service Corp. International	7.625%	10/1/18	940	1,119
	Service Corp. International	4.500%	11/15/20	660	672
	Service Corp. International	8.000%	11/15/21	1,225	1,507
	Tenneco Inc.	7.750%	8/15/18	230	249
	Tenneco Inc.	6.875%	12/15/20	775	845
1	TRW Automotive Inc.	7.000%	3/15/14	1,405	1,486
1	TRW Automotive Inc.	7.250%	3/15/17	1,487	1,710
[3,4]	US Foods Inc. Bank Loan	0.000%	3/31/17	931	933
[3,4]	US Foods Inc. Bank Loan	5.750%	3/31/17	380	381
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.875%	11/1/17	1,000	1,085
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.875%	5/1/20	410	464
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	7.750%	8/15/20	2,925	3,327
	Wynn Las Vegas LLC / Wynn
	Las Vegas Capital Corp.	5.375%	3/15/22	1,455	1,542

	Consumer Noncyclical (10.7%)
	ARAMARK Corp.	8.500%	2/1/15	2,485	2,494
1	ARAMARK Holdings Corp.	8.625%	5/1/16	680	696
[3,4]	Bausch & Lomb Inc. Bank Loan	5.250%	5/17/19	1,303	1,314
	Bio-Rad Laboratories Inc.	8.000%	9/15/16	275	299
1	Biomet Inc.	6.500%	8/1/20	1,790	1,897
1	Biomet Inc.	6.500%	10/1/20	2,305	2,294
	CHS/Community Health Systems Inc.	5.125%	8/15/18	1,515	1,579
	Constellation Brands Inc.	7.250%	9/1/16	1,780	2,060
	Constellation Brands Inc.	7.250%	5/15/17	730	856
	Constellation Brands Inc.	6.000%	5/1/22	370	424
	Constellation Brands Inc.	4.625%	3/1/23	335	350
	DaVita HealthCare Partners Inc.	6.375%	11/1/18	997	1,069
	DaVita HealthCare Partners Inc.	6.625%	11/1/20	1,015	1,104
[3,4]	Del Monte Foods Co. Bank Loan	4.500%	3/8/18	1,438	1,439
1	Fresenius Medical Care
	US Finance II Inc.	5.625%	7/31/19	1,015	1,091
1	Fresenius Medical Care
	US Finance II Inc.	5.875%	1/31/22	595	643
1	Fresenius Medical Care
	US Finance Inc.	6.500%	9/15/18	165	184
1	Fresenius Medical Care
	US Finance Inc.	5.750%	2/15/21	1,170	1,258
1	Fresenius US Finance II Inc.	9.000%	7/15/15	795	916
	HCA Inc.	6.375%	1/15/15	1,390	1,501
	HCA Inc.	6.500%	2/15/16	490	534
	HCA Inc.	9.875%	2/15/17	1,075	1,137
	HCA Inc.	8.500%	4/15/19	2,315	2,581
	HCA Inc.	6.500%	2/15/20	4,465	5,023
	HCA Inc.	5.875%	3/15/22	1,695	1,848
	HCA Inc.	4.750%	5/1/23	2,500	2,531
	HCA Inc.	7.690%	6/15/25	130	133
	Health Management Associates Inc.	7.375%	1/15/20	1,843	1,986
1	Hypermarcas SA	6.500%	4/20/21	2,020	2,186
1	IMS Health Inc.	12.500%	3/1/18	2,065	2,499
1	IMS Health Inc.	6.000%	11/1/20	595	623
	LifePoint Hospitals Inc.	6.625%	10/1/20	540	583
1	Party City Holdings Inc.	8.875%	8/1/20	2,480	2,669
[3,4]	Quintiles Transnational Corp.
	Bank Loan	7.500%	2/28/17	425	430
1	STHI Holding Corp.	8.000%	3/15/18	495	536
	Tenet Healthcare Corp.	10.000%	5/1/18	762	869
	Tenet Healthcare Corp.	6.250%	11/1/18	1,075	1,183
	Tenet Healthcare Corp.	8.875%	7/1/19	1,105	1,232
1	Tenet Healthcare Corp.	4.750%	6/1/20	490	496
1	US Foods Inc.	8.500%	6/30/19	655	673
1	Valeant Pharmaceuticals International	6.500%	7/15/16	130	137
1	Valeant Pharmaceuticals International	6.875%	12/1/18	210	226
1	Valeant Pharmaceuticals International	6.750%	8/15/21	875	939
	Warner Chilcott Co. LLC /
	Warner Chilcott Finance LLC	7.750%	9/15/18	3,493	3,720

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Energy (5.7%)
	Berry Petroleum Co.	6.375%	9/15/22	1,065	1,109
	Chesapeake Energy Corp.	6.625%	8/15/20	782	840
	Chesapeake Energy Corp.	6.875%	11/15/20	300	326
	Chesapeake Energy Corp.	6.125%	2/15/21	1,818	1,891
	Concho Resources Inc.	7.000%	1/15/21	417	464
	Concho Resources Inc.	6.500%	1/15/22	1,020	1,119
	Concho Resources Inc.	5.500%	10/1/22	2,480	2,610
	Continental Resources Inc.	5.000%	9/15/22	2,865	3,080
	Denbury Resources Inc.	8.250%	2/15/20	523	590
	Denbury Resources Inc.	6.375%	8/15/21	330	363
	Encore Acquisition Co.	9.500%	5/1/16	1,055	1,129
	EP Energy LLC / EP Energy
	Finance Inc.	9.375%	5/1/20	1,947	2,195
	EP Energy LLC / Everest
	Acquisition Finance Inc.	6.875%	5/1/19	410	447
	Harvest Operations Corp.	6.875%	10/1/17	1,375	1,526
	Hornbeck Offshore Services Inc.	8.000%	9/1/17	510	546
	Hornbeck Offshore Services Inc.	5.875%	4/1/20	995	1,040
1	MEG Energy Corp.	6.375%	1/30/23	850	886
	Newfield Exploration Co.	7.125%	5/15/18	1,590	1,677
	Newfield Exploration Co.	6.875%	2/1/20	925	992
	Newfield Exploration Co.	5.750%	1/30/22	720	793
	Newfield Exploration Co.	5.625%	7/1/24	775	837
	Plains Exploration & Production Co.	6.500%	11/15/20	600	663
	Plains Exploration & Production Co.	6.625%	5/1/21	345	381
	Plains Exploration & Production Co.	6.750%	2/1/22	663	745
	Plains Exploration & Production Co.	6.875%	2/15/23	440	503
	Range Resources Corp.	6.750%	8/1/20	400	435
	Range Resources Corp.	5.750%	6/1/21	1,210	1,295
	Range Resources Corp.	5.000%	8/15/22	515	539
1	Seadrill Ltd.	5.625%	9/15/17	2,010	1,997

	Other Industrial (0.3%)
	Virgin Media Finance plc	8.375%	10/15/19	1,620	1,843

	Technology (8.0%)
	Brocade Communications Systems Inc.	6.625%	1/15/18	240	248
	Brocade Communications Systems Inc.	6.875%	1/15/20	356	383
	CDW LLC / CDW Finance Corp.	8.000%	12/15/18	1,170	1,296
[3,4]	CDW LLC / CDW Finance Corp.
	Bank Loan	4.000%	7/15/17	1,506	1,498
	Equinix Inc.	8.125%	3/1/18	915	1,010
	Equinix Inc.	7.000%	7/15/21	1,725	1,915
	Fidelity National Information
	Services Inc.	7.625%	7/15/17	605	660
	Fidelity National Information
	Services Inc.	7.875%	7/15/20	525	593
	Fidelity National Information
	Services Inc.	5.000%	3/15/22	2,185	2,349
1	First Data Corp.	7.375%	6/15/19	2,375	2,464
1	First Data Corp.	8.875%	8/15/20	621	680
1	First Data Corp.	6.750%	11/1/20	1,890	1,914
1	First Data Corp.	8.250%	1/15/21	1,160	1,160
[3,4]	First Data Corp. Bank Loan	4.211%	9/24/14	1,448	1,377
	Freescale Semiconductor Inc.	8.875%	12/15/14	88	89
1	Freescale Semiconductor Inc.	10.125%	3/15/18	1,388	1,530
1	Freescale Semiconductor Inc.	9.250%	4/15/18	1,090	1,191
[3,4]	Freescale Semiconductor Inc.
	Bank Loan	4.463%	12/1/16	1,692	1,658
[3,4]	Freescale Semiconductor Inc.
	Bank Loan	6.000%	2/28/19	953	944
[3,4]	Infor US Inc. Bank Loan	5.250%	4/5/18	593	597
	Infor US Inc.	11.500%	7/15/18	895	1,045
	Infor US Inc.	9.375%	4/1/19	905	1,014
	Iron Mountain Inc.	7.750%	10/1/19	945	1,063
	Iron Mountain Inc.	8.000%	6/15/20	810	855
	Iron Mountain Inc.	8.375%	8/15/21	1,231	1,357
	Iron Mountain Inc.	5.750%	8/15/24	755	766
	Jabil Circuit Inc.	7.750%	7/15/16	310	364
	Jabil Circuit Inc.	8.250%	3/15/18	255	312

8

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Jabil Circuit Inc.	5.625%	12/15/20	285	316
	Jabil Circuit Inc.	4.700%	9/15/22	1,365	1,440
	Lender Processing Services Inc.	5.750%	4/15/23	750	776
1	NCR Corp.	4.625%	2/15/21	1,350	1,350
1	NCR Corp.	5.000%	7/15/22	480	487
1	Sensata Technologies BV	6.500%	5/15/19	1,939	2,065
1	Sorenson Communications Inc.	10.500%	2/1/15	745	618
	SunGard Data Systems Inc.	7.375%	11/15/18	1,555	1,666
1	SunGard Data Systems Inc.	6.625%	11/1/19	1,170	1,196
	SunGard Data Systems Inc.	7.625%	11/15/20	2,975	3,258

	Transportation (1.1%)
2	Continental Airlines 2007-1
	Class B Pass Through Trust	6.903%	4/19/22	557	595
1	HDTFS Inc.	5.875%	10/15/20	205	214
1	HDTFS Inc.	6.250%	10/15/22	135	144
	Hertz Corp.	6.750%	4/15/19	2,600	2,854
	Hertz Corp.	7.375%	1/15/21	2,230	2,453
					375,732
Utilities (6.1%)
	Electric (3.1%)
	AES Corp.	7.750%	10/15/15	1,240	1,392
	AES Corp.	8.000%	10/15/17	1,255	1,450
	AES Corp.	8.000%	6/1/20	565	650
1	Calpine Corp.	7.250%	10/15/17	2,807	2,989
1	Calpine Corp.	7.500%	2/15/21	1,677	1,853
1	Calpine Corp.	7.875%	1/15/23	450	508
	DPL Inc.	6.500%	10/15/16	1,000	1,057
	DPL Inc.	7.250%	10/15/21	2,230	2,386
2	Homer City Funding LLC	8.734%	10/1/26	1,399	1,556
1	IPALCO Enterprises Inc.	7.250%	4/1/16	340	377
	IPALCO Enterprises Inc.	5.000%	5/1/18	610	639
2	Midwest Generation LLC	8.560%	1/2/16	178	174
	Puget Energy Inc.	5.625%	7/15/22	700	760
1	Texas Competitive Electric
	Holdings Co. LLC / TCEH
	Finance Inc.	11.500%	10/1/20	1,605	1,252

	Natural Gas (3.0%)
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	6.750%	5/20/20	715	785
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	7.000%	5/20/22	1,375	1,531
	El Paso LLC	7.000%	6/15/17	805	920
	El Paso LLC	7.250%	6/1/18	1,755	2,027
	El Paso LLC	6.500%	9/15/20	1,230	1,390
	El Paso LLC	7.750%	1/15/32	740	874
	Energy Transfer Equity LP	7.500%	10/15/20	2,140	2,472
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,078	2,057
1	Kinder Morgan Finance Co. LLC	6.000%	1/15/18	1,536	1,684
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	6.500%	8/15/21	355	388
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	6.250%	6/15/22	1,515	1,659
	MarkWest Energy Partners LP /
	MarkWest Energy Finance Corp.	5.500%	2/15/23	455	493
					33,323
Total Corporate Bonds (Cost $451,665)					487,033

			Market
			Value•
	Coupon	Shares	($000)
Preferred Stocks (1.4%)
Citigroup Capital XIII Pfd.	7.875%	153,750	4,281
GMAC Capital Trust I Pfd.	8.125%	37,200	986
Hartford Financial Services
Group Inc. Pfd.	7.875%	92,000	2,622
Total Preferred Stocks (Cost $7,184)			7,889
Other (0.0%)
* MediaNews Group Inc.
Warrants Exp. 03/19/2017
(Cost $778)		2,084	22
Temporary Cash Investment (8.3%)

		Face
		Amount
		($000)
Repurchase Agreement (8.3%)
Bank of America Securities, LLC
(Dated 12/31/12, Repurchase
Value $45,200,000, Collateralized
by Federal National Mortgage Assn.
3.000%–4.000%, 3/1/42–11/1/42)
(Cost $45,200)	0.190%	1/2/13 45,200	45,200
Total Investments (98.9%) (Cost $504,827)			540,144
Other Assets and Liabilities (1.1%)
Other Assets			8,543
Liabilities			(2,694)
			5,849
Net Assets (100%)
Applicable to 65,546,986 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			545,993
Net Asset Value Per Share			$8.33

At December 31, 2012, net assets consisted of:
			Amount
			($000)
Paid-in Capital			497,876
Undistributed Net Investment Income			28,350
Accumulated Net Realized Losses			(15,550)
Unrealized Appreciation (Depreciation)			35,317
Net Assets			545,993

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2012, the aggregate value of these securities was $153,702,000, representing 28.2% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2012, the aggregate value of these securities was $13,712,000, representing 2.5% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends	542
Interest	30,203
Total Income	30,745
Expenses
Investment Advisory Fees—Note B	289
The Vanguard Group—Note C
Management and Administrative	937
Marketing and Distribution	97
Custodian Fees	19
Auditing Fees	30
Shareholders’ Reports	22
Trustees’ Fees and Expenses	1
Total Expenses	1,395
Net Investment Income	29,350
Realized Net Gain (Loss) on
Investment Securities Sold	9,421
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	24,141
Net Increase (Decrease) in Net Assets
Resulting from Operations	62,912

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,350	24,760
Realized Net Gain (Loss)	9,421	5,664
Change in Unrealized Appreciation (Depreciation)	24,141	(6,323)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,912	24,101
Distributions
Net Investment Income	(24,876)	(24,938)
Realized Capital Gain	—	—
Total Distributions	(24,876)	(24,938)
Capital Share Transactions
Issued	160,872	111,974
Issued in Lieu of Cash Distributions	24,876	24,938
Redeemed	(74,928)	(93,704)
Net Increase (Decrease) from Capital Share Transactions	110,820	43,208
Total Increase (Decrease)	148,856	42,371
Net Assets
Beginning of Period	397,137	354,766
End of Period[1]	545,993	397,137

1 Net Assets—End of Period includes undistributed net investment income of $28,350,000 and $23,876,000.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$7.72	$7.78	$7.46	$5.91	$8.21
Investment Operations
Net Investment Income	.420	.516	.568	.543[1]	.580
Net Realized and Unrealized Gain (Loss)
on Investments	.641	.004	.290	1.567	(2.260)
Total from Investment Operations	1.061	.520	.858	2.110	(1.680)
Distributions
Dividends from Net Investment Income	(.451)	(.580)	(.538)	(.560)	(.620)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.451)	(.580)	(.538)	(.560)	(.620)
Net Asset Value, End of Period	$8.33	$7.72	$7.78	$7.46	$5.91

Total Return	14.30%	6.93%	12.10%	38.85%	–21.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$546	$397	$355	$316	$197
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.24%
Ratio of Net Investment Income to
Average Net Assets	6.10%	6.85%	7.54%	8.19%	8.23%
Portfolio Turnover Rate	29%	37%	38%	40%	22%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the portfolio may sell or retain the collateral; however, such action may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

11

Vanguard High Yield Bond Portfolio

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2012, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $74,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	487,033	—
Preferred Stocks	7,889	—	—
Other	—	—	22
Temporary Cash Investments	—	45,200	—
Total	7,889	532,233	22

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $29,163,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $9,421,000 to offset taxable capital gains realized during the year ended December 31, 2012. At December 31, 2012, the fund had available capital losses totaling $15,537,000 to offset future net capital gains of $4,991,000 through December 31, 2016, and $10,546,000 through December 31, 2017.

At December 31, 2012, the cost of investment securities for tax purposes was $504,827,000. Net unrealized appreciation of investment securities for tax purposes was $35,317,000, consisting of unrealized gains of $37,176,000 on securities that had risen in value since their purchase and $1,859,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2012, the portfolio purchased $223,997,000 of investment securities and sold $124,097,000 of investment securities, other than temporary cash investments.

12

Vanguard High Yield Bond Portfolio

G. Capital shares issued and redeemed were:

	Year Ended December 31
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	20,277	14,668
Issued in Lieu of Cash Distributions	3,269	3,338
Redeemed	(9,426)	(12,159)
Net Increase (Decrease) in Shares Outstanding	14,120	5,847

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 72% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

13

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of High Yield Bond Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

14

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,070.69	$1.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.74	1.48

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard® Money Market Portfolio

With short-term interest rates continuing to hover near zero, the Money Market Portfolio provided a return of 0.14% for the 12 months ended December 31, 2012. This result, while frustratingly low, was nevertheless better than the benchmark index return of 0.07% and the peer-group average of 0.00%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

During the period, the portfolio maintained a net asset value of $1 per share, as is expected but not guaranteed. On December 31, the portfolio’s 7-day SEC yield was 0.14%, unchanged from a year earlier.

Monetary policy keeps a lid on returns for short-term lenders
With the slow recovery in the economy and stubbornly high unemployment, the Federal Reserve continued its efforts to spur growth by keeping borrowing costs low during the year. It expanded and extended its bond-buying programs in the attempt to push longer-term interest rates down and also maintained its target for the federal funds rate in the range of 0.00%–0.25%, where it’s been since December 2008. Although the Fed has since linked its policy decisions to targets for unemployment and inflation, it expected interest rates to remain exceptionally low until mid-2015 at least.

In this environment, where yield was hard to come by, the Money Market Portfolio’s management team and low costs played crucial roles. They enabled the portfolio to deliver better returns than its comparative standards while continuing to hold very diversified, high-quality, highly liquid investments. Treasury bills and other short-term U.S. obligations continued to make up a good part of the portfolio, around 42% as of December 31. But with short-term U.S. government obligations returning so little, the portfolio reduced its exposure to them during the year in favor of other high-quality securities offering slightly better returns.

Geographical diversification is an integral part of our investment approach. The portfolio, while continuing to avoid European financial institutions, found opportunities to increase its holdings in securities issued by Australian and Canadian banks. It was also able to broaden its exposure geographically by holding commercial paper from a very limited number of European corporations that offered attractive returns and met our rigorous credit standards.

More solid returns over the long term
The portfolio outpaced its benchmark index and its peer group over the past decade, as it did this year, but with more substantial returns. The portfolio produced an average annual return of 1.95% for the ten years ended December 31, 2012, which included several years, of course, when short-term interest rates were higher than they have been since the Great Recession. For the same period, the benchmark index had an average annual return of 1.69%, and the peer average was 1.57%.

Still a refuge for short-term investors
Although money market funds as a whole have produced disappointingly low returns of late, they continue to perform important roles in well-diversified portfolios—providing investors with a safe haven for their capital as well as liquidity should they need it.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.14%)	0.14%	1.95%
Citigroup Three-Month U.S. Treasury Bill Index	0.07	1.69
Variable Insurance Money Market Funds Average[1]	0.00	1.57

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio	Funds Average[1]
Money Market Portfolio	0.18%	0.30%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense rate was 0.16%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

16

Vanguard Money Market Portfolio

Portfolio Profile
As of December 31, 2012

Financial Attributes
Yield[1]	0.14%
Average Weighted Maturity	50 days
Expense Ratio[2]	0.18%

Sector Diversification[3] (% of portfolio)
Certificates of Deposit	5.8%
Repurchase Agreements	2.7
U.S. Commercial Paper	12.1
U.S. Government Obligations	15.4
U.S. Treasury Bills	26.4
Yankee/Foreign	29.7
Other	7.9

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. For Vanguard money market portfolios, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market portfolios. A First Tier security is one that is eligible for money market portfolios and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market portfolios and is not a First Tier security.

1 7-day SEC yield.
2 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

17

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of December 31, 2012, was 0.14%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	0.14%	0.79%	1.95%	$12,135
Variable Insurance Money
Market Funds Average[1]	0.00	0.48	1.57	11,690
Citigroup Three-Month U.S.
Treasury Bill Index	0.07	0.44	1.69	11,824

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend information.

18

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (41.4%)
2	Federal Home Loan Bank
	Discount Notes	0.143%–
		0.145%	1/18/13	7,070	7,069
2	Federal Home Loan Bank
	Discount Notes	0.150%–
		0.160%	2/13/13	6,100	6,099
2	Federal Home Loan Bank
	Discount Notes	0.160%	2/26/13	5,050	5,049
2	Federal Home Loan Bank
	Discount Notes	0.129%	3/8/13	6,000	5,999
2	Federal Home Loan Bank
	Discount Notes	0.160%	3/15/13	5,000	4,998
2	Federal Home Loan Bank
	Discount Notes	0.155%	3/20/13	3,000	2,999
2	Federal Home Loan Banks	1.750%	3/8/13	1,060	1,063
[2,3]	Federal Home Loan Banks	0.173%	9/6/13	2,000	2,000
[2,3]	Federal Home Loan Banks	0.161%	11/22/13	1,500	1,500
[2,3]	Federal Home Loan Banks	0.186%	12/26/13	8,000	8,000
[2,3]	Federal Home Loan Banks	0.194%	10/1/14	2,000	1,999
[3,4]	Federal Home Loan Mortgage Corp.	0.164%	2/4/13	10,000	9,999
[3,4]	Federal Home Loan Mortgage Corp.	0.171%	3/21/13	8,000	7,999
[3,4]	Federal Home Loan Mortgage Corp.	0.163%	5/6/13	8,000	7,999
[3,4]	Federal Home Loan Mortgage Corp.	0.164%	6/3/13	8,000	7,999
[3,4]	Federal Home Loan Mortgage Corp.	0.159%	6/17/13	1,000	1,000
4	Federal National Mortgage Assn.	4.375%	3/15/13	904	912
[3,4]	Federal National Mortgage Assn.	0.202%	8/12/13	8,000	7,998
[3,4]	Federal National Mortgage Assn.	0.183%	11/8/13	12,000	11,997
[3,4]	Federal National Mortgage Assn.	0.179%	11/14/13	15,000	14,996
[3,4]	Federal National Mortgage Assn.	0.192%	9/11/14	25,000	24,991
4	Freddie Mac Discount Notes	0.150%	2/12/13	2,000	2,000
4	Freddie Mac Discount Notes	0.160%	2/19/13	3,000	2,999
4	Freddie Mac Discount Notes	0.160%	5/20/13	6,000	5,996
4	Freddie Mac Discount Notes	0.160%	5/21/13	11,000	10,993
4	Freddie Mac Discount Notes	0.158%	6/3/13	5,000	4,997
	United States Treasury Bill	0.140%	1/17/13	20,958	20,957
	United States Treasury Bill	0.140%	1/24/13	10,000	9,999
	United States Treasury Bill	0.146%–
		0.158%	1/31/13	35,000	34,995
	United States Treasury Bill	0.145%	2/21/13	25,000	24,995
	United States Treasury Bill	0.134%	3/21/13	10,000	9,997
	United States Treasury Bill	0.142%	3/28/13	20,000	19,993
	United States Treasury Bill	0.165%	5/2/13	10,000	9,994
	United States Treasury Bill	0.145%	5/30/13	30,000	29,982
	United States Treasury Bill	0.091%–
		0.092%	6/20/13	10,000	9,996
	United States Treasury Note/Bond	1.375%	1/15/13	20,670	20,679
	United States Treasury Note/Bond	0.625%	1/31/13	8,000	8,003
	United States Treasury Note/Bond	2.875%	1/31/13	11,000	11,024
	United States Treasury Note/Bond	1.375%	2/15/13	4,000	4,006
	United States Treasury Note/Bond	3.875%	2/15/13	5,000	5,023
	United States Treasury Note/Bond	0.625%	2/28/13	7,250	7,255
	United States Treasury Note/Bond	2.750%	2/28/13	11,400	11,447
	United States Treasury Note/Bond	1.375%	3/15/13	21,248	21,300
	United States Treasury Note/Bond	2.500%	3/31/13	13,521	13,598

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	United States Treasury Note/Bond	0.750%	3/31/13	12,866	12,884
	United States Treasury Note/Bond	3.125%	4/30/13	3,374	3,407
Total U.S. Government and Agency Obligations (Cost $459,184)					459,184
Commercial Paper (24.5%)
Bank Holding (0.2%)
	PNC Bank NA	0.190%	3/21/13	2,500	2,499

Finance—Auto (2.2%)
	American Honda Finance Corp.	0.190%	1/11/13	2,000	2,000
	American Honda Finance Corp.	0.180%	2/5/13	250	250
	American Honda Finance Corp.	0.180%–
		0.190%	2/13/13	1,000	1,000
	American Honda Finance Corp.	0.170%	2/25/13	2,100	2,099
	American Honda Finance Corp.	0.170%	2/26/13	2,000	1,999
	American Honda Finance Corp.	0.170%	2/27/13	2,500	2,499
	American Honda Finance Corp.	0.180%	3/19/13	500	500
	American Honda Finance Corp.	0.190%	3/21/13	500	500
	American Honda Finance Corp.	0.190%	3/25/13	250	250
	American Honda Finance Corp.	0.190%	3/26/13	500	500
5	BMW US Capital LLC	0.190%	2/4/13	500	500
5	BMW US Capital LLC	0.160%	2/21/13	500	500
5	BMW US Capital LLC	0.150%	2/25/13	1,000	1,000
5	BMW US Capital LLC	0.180%	3/11/13	1,000	1,000
5	BMW US Capital LLC	0.180%	3/12/13	500	500
5	BMW US Capital LLC	0.170%	3/18/13	1,500	1,499
5	BMW US Capital LLC	0.180%	3/22/13	1,000	1,000
5	BMW US Capital LLC	0.170%	3/26/13	1,000	1,000
	Toyota Motor Credit Corp.	0.341%	2/20/13	1,000	999
	Toyota Motor Credit Corp.	0.200%	3/15/13	1,250	1,249
	Toyota Motor Credit Corp.	0.270%	4/1/13	2,000	1,999
	Toyota Motor Credit Corp.	0.290%	5/10/13	1,650	1,648
					24,491
Finance—Other (5.0%)
5	Chariot Funding LLC	0.210%	2/5/13	1,000	1,000
	General Electric Capital Corp.	0.180%	2/4/13	4,000	3,999
	General Electric Capital Corp.	0.180%	2/7/13	2,000	1,999
	General Electric Capital Corp.	0.180%	2/8/13	3,000	2,999
	General Electric Capital Corp.	0.180%	2/13/13	3,000	2,999
	General Electric Capital Corp.	0.190%	2/14/13	500	500
	General Electric Capital Corp.	0.180%	2/15/13	2,000	1,999
	General Electric Capital Corp.	0.180%	3/1/13	3,000	2,999
	General Electric Capital Corp.	0.200%	3/8/13	1,000	999
	General Electric Capital Corp.	0.160%	3/14/13	2,000	1,999
5	Jupiter Securitization Co. LLC	0.210%	2/11/13	1,000	1,000
5	Jupiter Securitization Co. LLC	0.210%	3/12/13	400	400
5	Old Line Funding LLC	0.200%	1/7/13	540	540
5	Old Line Funding LLC	0.200%	1/8/13	838	838
5	Old Line Funding LLC	0.200%	1/10/13	1,091	1,091
5	Old Line Funding LLC	0.200%	1/14/13	922	922
5	Old Line Funding LLC	0.200%	1/24/13	1,400	1,400
5	Old Line Funding LLC	0.200%	1/25/13	500	500
5	Old Line Funding LLC	0.200%	1/29/13	2,000	2,000
5	Old Line Funding LLC	0.200%	2/1/13	500	500
5	Old Line Funding LLC	0.200%	2/4/13	500	500

19

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
5	Old Line Funding LLC	0.200%	2/5/13	1,665	1,665
5	Old Line Funding LLC	0.200%	2/11/13	1,301	1,301
5	Old Line Funding LLC	0.200%	2/12/13	1,000	1,000
5	Old Line Funding LLC	0.200%	2/13/13	1,000	1,000
5	Old Line Funding LLC	0.200%	2/14/13	1,500	1,500
5	Old Line Funding LLC	0.200%	2/19/13	1,000	1,000
5	Old Line Funding LLC	0.200%	2/20/13	500	500
5	Old Line Funding LLC	0.200%	3/11/13	1,500	1,499
5	Old Line Funding LLC	0.200%	3/12/13	1,000	999
5	Old Line Funding LLC	0.200%	3/13/13	500	500
5	Old Line Funding LLC	0.200%	3/18/13	500	500
5	Old Line Funding LLC	0.200%	3/22/13	500	500
5	Old Line Funding LLC	0.190%–
		0.200%	3/25/13	1,750	1,749
5	Straight-A Funding LLC	0.180%	1/3/13	250	250
5	Straight-A Funding LLC	0.180%	1/3/13	250	250
5	Straight-A Funding LLC	0.180%	1/7/13	1,000	1,000
5	Straight-A Funding LLC	0.180%	1/7/13	1,000	1,000
5	Straight-A Funding LLC	0.180%	1/7/13	250	250
5	Straight-A Funding LLC	0.180%	1/8/13	1,000	1,000
5	Straight-A Funding LLC	0.180%	1/9/13	1,000	1,000
5	Straight-A Funding LLC	0.180%	1/9/13	1,790	1,790
5	Straight-A Funding LLC	0.180%	1/14/13	2,000	2,000
5	Straight-A Funding LLC	0.180%	1/17/13	250	250
5	Straight-A Funding LLC	0.180%	1/18/13	271	271
5	Straight-A Funding LLC	0.180%	1/18/13	600	600
5	Straight-A Funding LLC	0.180%	1/18/13	250	250
5	Straight-A Funding LLC	0.180%	1/22/13	500	500
5	Straight-A Funding LLC	0.180%	1/23/13	550	550
					55,857
Foreign Banks (4.3%)
5	Australia & New Zealand
	Banking Group, Ltd.	0.290%	3/1/13	3,000	2,999
5	Commonwealth Bank of Australia	0.300%	2/28/13	8,000	7,996
5	Commonwealth Bank of Australia	0.270%	5/9/13	2,000	1,998
5	Commonwealth Bank of Australia	0.285%	5/23/13	3,000	2,997
	Royal Bank of Canada	0.140%	3/21/13	2,000	1,999
[3,5]	Westpac Banking Corp.	0.304%	2/1/13	7,000	7,000
[3,5]	Westpac Banking Corp.	0.304%	2/4/13	5,000	5,000
5	Westpac Banking Corp.	0.230%	2/5/13	2,000	2,000
5	Westpac Banking Corp.	0.210%	2/8/13	1,750	1,750
5	Westpac Banking Corp.	0.250%	2/15/13	5,000	4,998
5	Westpac Banking Corp.	0.300%	2/26/13	1,000	999
[3,5]	Westpac Banking Corp.	0.233%	4/3/13	3,500	3,500
[3,5]	Westpac Banking Corp.	0.213%	5/7/13	2,000	2,000
[3,5]	Westpac Banking Corp.	0.231%	5/20/13	1,500	1,500
					46,736
Foreign Governments (2.3%)
	Export Development Canada	0.200%	4/11/13	1,000	999
	Export Development Canada	0.170%	4/22/13	2,658	2,656
	Export Development Canada	0.175%	6/3/13	500	500
	Export Development Canada	0.180%	6/14/13	500	499
	Province of Ontario	0.160%	1/7/13	750	750
	Province of Ontario	0.170%	2/6/13	4,261	4,260
	Province of Ontario	0.165%	2/28/13	500	500
	Province of Ontario	0.160%	3/6/13	1,500	1,499
	Province of Ontario	0.160%	3/7/13	500	500
	Province of Ontario	0.160%	3/8/13	1,000	1,000
	Province of Ontario	0.160%	3/11/13	1,000	1,000
	Province of Ontario	0.160%	3/12/13	500	500
	Province of Ontario	0.150%	3/18/13	1,000	1,000
	Province of Ontario	0.150%	3/19/13	3,000	2,999
	Province of Ontario	0.150%	3/20/13	1,000	1,000
	Province of Ontario	0.150%	3/22/13	1,000	1,000
	Province of Ontario	0.150%	3/28/13	1,000	1,000
	Province of Ontario	0.170%	4/15/13	500	500
5	Quebec	0.150%	2/6/13	500	500
5	Quebec	0.170%	2/25/13	500	500
5	Quebec	0.170%	3/11/13	1,062	1,062
5	Quebec	0.170%	3/21/13	1,000	999
					25,223

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
Foreign Industrial (5.4%)
5	BASF SE	0.140%	2/19/13	500	500
5	BASF SE	0.190%	2/20/13	1,500	1,500
5	BASF SE	0.190%	2/25/13	2,000	1,999
5	BASF SE	0.190%	2/26/13	500	500
5	GlaxoSmithKline Finance plc	0.170%	2/13/13	3,000	2,999
5	Nestle Capital Corp.	0.260%	3/4/13	4,000	3,998
5	Nestle Capital Corp.	0.260%	3/12/13	5,000	4,997
5	Nestle Capital Corp.	0.260%	5/13/13	4,500	4,496
5	Nestle Capital Corp.	0.230%	5/17/13	750	749
5	Nestle Capital Corp.	0.230%	5/21/13	399	399
5	Nestle Capital Corp.	0.250%	9/17/13	3,000	2,995
	Nestle Finance International Ltd.	0.145%	3/18/13	2,000	1,999
	Nestle Finance International Ltd.	0.240%–
		0.265%	3/25/13	2,910	2,908
	Nestle Finance International Ltd.	0.210%	4/15/13	2,100	2,099
5	Reckitt Benckiser Treasury
	Services plc	0.190%–
		0.200%	2/15/13	8,900	8,898
5	Reckitt Benckiser Treasury
	Services plc	0.180%	3/12/13	4,500	4,498
5	Reckitt Benckiser Treasury
	Services plc	0.180%	3/14/13	500	500
5	Reckitt Benckiser Treasury
	Services plc	0.180%	3/18/13	1,500	1,499
5	Total Capital Canada Ltd.	0.180%	1/15/13	1,000	1,000
5	Total Capital Canada Ltd.	0.190%	1/31/13	1,500	1,500
5	Total Capital Canada Ltd.	0.130%	2/5/13	2,000	2,000
5	Total Capital Canada Ltd.	0.140%	2/8/13	1,000	1,000
	Toyota Credit Canada Inc.	0.300%	1/9/13	500	500
	Toyota Credit Canada Inc.	0.280%	3/21/13	500	500
	Toyota Credit Canada Inc.	0.270%	3/25/13	500	500
	Toyota Credit Canada Inc.	0.260%	4/9/13	5,000	4,996
	Toyota Credit Canada Inc.	0.290%	4/23/13	250	250
					59,779
Industrial (5.1%)
5	Emerson Electric Co.	0.180%	3/18/13	500	500
5	Emerson Electric Co.	0.150%	3/25/13	3,000	2,999
	General Electric Co.	0.280%	2/20/13	1,000	1,000
	General Electric Co.	0.260%	3/4/13	1,000	1,000
5	Google Inc.	0.150%	3/7/13	500	500
5	Google Inc.	0.200%	5/21/13	750	749
5	Procter & Gamble Co.	0.170%	2/19/13	3,000	2,999
5	Procter & Gamble Co.	0.170%	2/20/13	2,000	1,999
5	Procter & Gamble Co.	0.170%	2/21/13	1,000	1,000
5	Procter & Gamble Co.	0.160%–
		0.190%	2/22/13	1,900	1,899
5	Procter & Gamble Co.	0.160%	3/1/13	1,300	1,300
5	Procter & Gamble Co.	0.160%	3/4/13	3,500	3,499
5	Procter & Gamble Co.	0.160%	3/5/13	500	500
5	Procter & Gamble Co.	0.150%–
		0.160%	3/7/13	1,500	1,500
5	Procter & Gamble Co.	0.160%	3/8/13	500	500
5	Procter & Gamble Co.	0.160%	3/11/13	1,500	1,499
5	Procter & Gamble Co.	0.160%	3/12/13	1,000	1,000
5	The Coca-Cola Co.	0.170%	1/3/13	500	500
5	The Coca-Cola Co.	0.170%	1/9/13	1,000	1,000
5	The Coca-Cola Co.	0.170%	1/25/13	1,000	1,000
5	The Coca-Cola Co.	0.190%	2/1/13	2,000	2,000
5	The Coca-Cola Co.	0.190%	2/19/13	500	500
5	The Coca-Cola Co.	0.190%	2/22/13	1,000	1,000
5	The Coca-Cola Co.	0.180%	2/25/13	1,915	1,914
5	The Coca-Cola Co.	0.180%	2/26/13	1,500	1,500
5	The Coca-Cola Co.	0.180%	3/13/13	500	500
5	The Coca-Cola Co.	0.180%	3/14/13	2,500	2,499
5	The Coca-Cola Co.	0.160%	3/15/13	2,000	1,999
5	The Coca-Cola Co.	0.160%	3/18/13	500	500
5	The Coca-Cola Co.	0.220%	5/6/13	2,000	1,998
5	The Coca-Cola Co.	0.220%	5/7/13	1,000	999
5	The Coca-Cola Co.	0.220%	5/15/13	3,000	2,997

20

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
5	The Coca-Cola Co.	0.220%–
		0.240%	6/3/13	9,500	9,490
5	The Coca-Cola Co.	0.200%	6/4/13	1,000	999
5	The Walt Disney Co.	0.150%	4/11/13	1,000	1,000
					56,838
Total Commercial Paper (Cost $271,423)					271,423
Certificates of Deposit (22.2%)
Domestic Banks (5.2%)
	Branch Banking & Trust Co.	0.180%	1/3/13	1,500	1,500
	Branch Banking & Trust Co.	0.180%	1/3/13	1,500	1,500
	Branch Banking & Trust Co.	0.190%	1/28/13	4,500	4,500
	Branch Banking & Trust Co.	0.190%	1/29/13	2,250	2,250
	Branch Banking & Trust Co.	0.200%	2/5/13	5,000	5,000
	JPMorgan Chase Bank NA	0.220%	3/18/13	4,000	4,000
	State Street Bank & Trust Co.	0.180%	1/8/13	11,000	11,000
	State Street Bank & Trust Co.	0.190%	1/29/13	3,000	3,000
	State Street Bank & Trust Co.	0.190%	2/5/13	2,000	2,000
	State Street Bank & Trust Co.	0.190%	3/13/13	1,000	1,000
	State Street Bank & Trust Co.	0.230%	4/16/13	10,000	10,000
	State Street Bank & Trust Co.	0.250%	6/10/13	6,000	6,000
	Wells Fargo Bank NA	0.230%	3/4/13	3,900	3,900
	Wells Fargo Bank NA	0.220%	3/14/13	2,000	2,000
					57,650
Eurodollar Certificates of Deposit (7.0%)
3	Australia & New Zealand
	Banking Group, Ltd.	0.300%	1/25/13	2,000	2,000
3	Australia & New Zealand
	Banking Group, Ltd.	0.313%	2/11/13	3,000	3,000
3	Australia & New Zealand
	Banking Group, Ltd.	0.230%	4/19/13	4,000	4,000
	Australia & New Zealand
	Banking Group, Ltd.	0.250%	4/19/13	5,000	5,000
	Australia & New Zealand
	Banking Group, Ltd.	0.250%	4/24/13	6,000	6,000
3	Australia & New Zealand
	Banking Group, Ltd.	0.229%	5/16/13	2,000	2,000
	Commonwealth Bank of Australia	0.335%	2/15/13	3,000	3,000
3	Commonwealth Bank of Australia	0.233%	4/9/13	8,000	8,000
3	Commonwealth Bank of Australia	0.239%	4/16/13	6,000	6,000
3	Commonwealth Bank of Australia	0.249%	5/16/13	4,000	4,000
3	National Australia Bank Ltd.	0.301%	2/13/13	6,000	6,000
3	National Australia Bank Ltd.	0.275%	3/5/13	8,000	8,000
3	National Australia Bank Ltd.	0.263%	4/2/13	9,000	9,000
3	National Australia Bank Ltd.	0.261%	4/23/13	6,000	6,000
3	National Australia Bank Ltd.	0.260%	4/25/13	5,000	5,000
					77,000
Yankee Certificates of Deposit (10.0%)
3	Australia & New Zealand
	Banking Group, Ltd.
	(New York Branch)	0.212%	4/11/13	4,000	4,000
3	Australia & New Zealand
	Banking Group, Ltd.
	(New York Branch)	0.211%	4/23/13	2,000	2,000
3	Australia & New Zealand
	Banking Group, Ltd.
	(New York Branch)	0.213%	5/7/13	1,000	1,000
3	Australia & New Zealand
	Banking Group, Ltd.
	(New York Branch)	0.215%	5/7/13	2,000	2,000
	Bank of Montreal (Chicago Branch)	0.190%	1/7/13	4,500	4,500
	Bank of Montreal (Chicago Branch)	0.200%	1/15/13	1,000	1,000
	Bank of Montreal (Chicago Branch)	0.200%	1/25/13	1,000	1,000
	Bank of Montreal (Chicago Branch)	0.210%	1/28/13	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.220%	2/7/13	2,000	2,000
	Bank of Montreal (Chicago Branch)	0.220%	2/8/13	3,000	3,000
	Bank of Montreal (Chicago Branch)	0.220%	3/11/13	5,000	5,000
	Bank of Montreal (Chicago Branch)	0.230%	3/19/13	750	750
3	Bank of Nova Scotia (Houston Branch)	0.282%	1/14/13	7,000	7,000
	Bank of Nova Scotia (Houston Branch)	0.200%	1/16/13	1,000	1,000

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
3	Bank of Nova Scotia (Houston Branch)	0.255%	3/5/13	1,500	1,500
3	Bank of Nova Scotia (Houston Branch)	0.235%	4/5/13	8,000	8,000
3	Bank of Nova Scotia (Houston Branch)	0.241%	4/23/13	10,000	10,000
3	Bank of Nova Scotia (Houston Branch)	0.241%	4/24/13	3,000	3,000
3	Bank of Nova Scotia (Houston Branch)	0.233%	5/7/13	3,000	3,000
3	Canadian Imperial Bank of Commerce
	(New York Branch)	0.481%	1/22/13	500	500
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.510%	2/12/13	1,500	1,501
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.200%	2/15/13	4,000	4,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.540%	2/22/13	1,000	1,000
	Canadian Imperial Bank of Commerce
	(New York Branch)	0.160%	3/11/13	2,000	2,000
	Royal Bank of Canada
	(New York Branch)	0.490%	2/8/13	1,150	1,150
	Toronto Dominion Bank
	(New York Branch)	0.300%	1/18/13	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.300%	1/22/13	5,000	5,000
3	Toronto Dominion Bank
	(New York Branch)	0.313%	2/4/13	1,000	1,000
	Toronto Dominion Bank
	(New York Branch)	0.290%	2/7/13	5,500	5,500
	Toronto Dominion Bank
	(New York Branch)	0.320%	3/18/13	450	450
	Toronto Dominion Bank
	(New York Branch)	0.240%	3/19/13	1,000	1,000
3	Toronto Dominion Bank
	(New York Branch)	0.210%	4/26/13	5,000	5,000
3	Toronto Dominion Bank
	(New York Branch)	0.215%	5/7/13	6,000	6,000
	Toronto Dominion Bank
	(New York Branch)	0.240%	5/20/13	500	500
3	Toronto Dominion Bank
	(New York Branch)	0.211%	6/26/13	2,000	2,000
3	Westpac Banking Corp.
	(New York Branch)	0.214%	5/2/13	4,000	4,000
3	Westpac Banking Corp.
	(New York Branch)	0.384%	5/3/13	1,000	1,001
					111,352
Total Certificates of Deposit (Cost $246,002)					246,002
Repurchase Agreements (2.7%)
	Bank of Nova Scotia
	(Dated 12/31/12, Repurchase Value
	$1,199,000, collateralized by
	U.S. Treasury Note/Bond 1.875%,
	6/30/15)	0.180%	1/2/13	1,199	1,199
	Bank of Nova Scotia
	(Dated 12/17/12, Repurchase Value
	$5,000,000, collateralized by U.S.
	Treasury Note/Bond 0.250%–2.000%,
	7/15/13–5/31/19)	0.160%	1/2/13	5,000	5,000
	Goldman Sachs & Co.
	(Dated 12/26/12, Repurchase Value
	$4,000,000, collateralized by Federal
	Home Loan Bank 0.375%, 1/29/14)	0.190%	1/2/13	4,000	4,000
	Goldman Sachs & Co.
	(Dated 12/28/12, Repurchase Value
	$2,000,000, collateralized by U.S.
	Treasury Note/Bond 4.375%,
	11/15/39)	0.170%	1/4/13	2,000	2,000
	Goldman Sachs & Co.
	(Dated 12/31/12, Repurchase Value
	$4,000,000, collateralized by Federal
	Home Loan Bank 0.375%, 1/29/14)	0.190%	1/7/13	4,000	4,000

21

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	JP Morgan Securities LLC
	(Dated 11/30/12, Repurchase Value
	$6,001,000, collateralized by U.S.
	Treasury Note/Bond 0.250%, 8/15/15)	0.200%	1/7/13	6,000	6,000
	RBC Capital Markets LLC
	(Dated 12/17/12, Repurchase Value
	$7,001,000, collateralized by U.S.
	Treasury Note/Bond 0.250%–4.250%,
	3/15/13–8/15/22)	0.150%	1/7/13	7,000	7,000
Total Repurchase Agreements (Cost $29,199)					29,199
Taxable Municipal Bonds (0.4%)
[6,7]	BlackRock Municipal Bond Trust
	TOB VRDO	0.200%	1/2/13	185	185
[6,7]	BlackRock Municipal Income
	Investment Quality Trust TOB VRDO	0.200%	1/2/13	100	100
[6,7]	BlackRock Municipal Income
	Trust TOB VRDO	0.200%	1/2/13	1,650	1,650
[6,7]	BlackRock MuniHoldings Fund II, Inc.
	TOB VRDO	0.200%	1/2/13	150	150
[6,7]	BlackRock MuniHoldings Fund, Inc.
	TOB VRDO	0.200%	1/2/13	195	195
[6,7]	BlackRock MuniHoldings Quality
	Fund II, Inc. TOB VRDO	0.200%	1/2/13	205	205
[6,7]	BlackRock MuniHoldings Quality
	Fund II, Inc. TOB VRDO	0.200%	1/2/13	1,550	1,550
[6,7]	BlackRock MuniYield Investment
	Quality Fund TOB VRDO	0.200%	1/2/13	130	130
[6,7]	BlackRock Strategic Municipal Trust
	TOB VRDO	0.200%	1/2/13	100	100
[6,7]	Los Angeles CA Department of
	Water & Power Revenue TOB VRDO	0.210%	1/7/13	145	145
7	Massachusetts Transportation Fund
	Revenue TOB VRDO	0.210%	1/7/13	100	100
7	Seattle WA Municipal Light & Power
	Revenue TOB VRDO	0.210%	1/7/13	100	100
Total Taxable Municipal Bonds (Cost $4,610)					4,610
Tax-Exempt Municipal Bonds (3.3%)
6	ABAG Finance Authority for Nonprofit
	Corps. California Revenue
	(Miramar Apartments) VRDO	0.120%	1/7/13	100	100
6	ABAG Finance Authority for Nonprofit
	Corps. California Revenue
	(Southport Apartments) VRDO	0.120%	1/7/13	200	200
6	Akron OH Bath & Copley Joint
	Township Hospital District Revenue
	(Akron General Health System) VRDO	0.150%	1/7/13	600	600
6	Albany NY Industrial Development
	Agency Revenue (The College of
	Saint Rose Project) VRDO	0.120%	1/7/13	250	250
6	Arizona Health Facilities Authority
	Revenue (Banner Health) VRDO	0.120%	1/7/13	665	665
6	Arizona Health Facilities Authority
	Revenue (Banner Health) VRDO	0.140%	1/7/13	90	90
6	Ascension Parish LA Industrial
	Development Board Revenue
	(IMTT-Geismar Project) VRDO	0.120%	1/7/13	1,000	1,000
6	Bi-State Development Agency of the
	Missouri-Illinois Metropolitan
	District Revenue VRDO	0.130%	1/7/13	400	400
6	Buffalo NY Municipal Water System
	Revenue VRDO	0.110%	1/7/13	250	250
6	California Housing Finance Agency
	Multifamily Housing Revenue VRDO	0.130%	1/7/13	200	200
6	California Statewide Communities
	Development Authority Multifamily
	Housing Revenue (Belmont Project)
	VRDO	0.140%	1/7/13	100	100

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
6	California Statewide Communities
	Development Authority Multifamily
	Housing Revenue (Wilshire Court
	Project) VRDO	0.130%	1/7/13	100	100
6	California Statewide Communities
	Development Authority Revenue
	(Redlands Community Hospital)
	VRDO	0.120%	1/7/13	300	300
6	Clackamas County OR Hospital Facility
	Authority Revenue (Legacy Health
	System) VRDO	0.120%	1/7/13	100	100
6	Clark County NV Industrial
	Development Revenue
	(Southwest Gas Corp.) VRDO	0.120%	1/7/13	500	500
6	Cleveland-Cuyahoga County OH Port
	Authority Revenue (SPC Buildings
	1 & 3 LLC) VRDO	0.150%	1/7/13	200	200
6	Cobb County GA Hospital Authority
	Revenue (Equipment Pool Project)
	VRDO	0.130%	1/7/13	100	100
6	Colorado Health Facilities Authority
	Revenue (Evangelical Lutheran Good
	Samaritan Society Project) VRDO	0.110%	1/7/13	250	250
	Connecticut Health & Educational
	Facilities Authority Revenue
	(Yale University) VRDO	0.120%	1/7/13	400	400
	Curators of the University of Missouri
	System Facilities Revenue VRDO	0.130%	1/7/13	1,250	1,250
6	Delaware River Port Authority
	Pennsylvania & New Jersey
	Revenue VRDO	0.130%	1/7/13	900	900
6	District of Columbia Revenue
	(Georgetown University) VRDO	0.120%	1/7/13	100	100
6	Fairfax County VA Economic
	Development Authority Resource
	Recovery Revenue (Lorton Arts
	Foundation Project) VRDO	0.150%	1/7/13	100	100
6	Greenville County SC Hospital
	System Revenue VRDO	0.130%	1/7/13	250	250
6	Hanover County VA Economic
	Development Authority Revenue
	(Bon Secours Health System Inc.)
	VRDO	0.150%	1/7/13	130	130
6	Harris County TX Cultural Education
	Facilities Finance Corp. Hospital
	Revenue (Memorial Hermann
	Healthcare System) VRDO	0.110%	1/7/13	700	700
6	Idaho Housing & Finance Association
	Single Family Mortgage Revenue
	VRDO	0.140%	1/7/13	50	50
6	Idaho Housing & Finance Association
	Single Family Mortgage Revenue
	VRDO	0.140%	1/7/13	250	250
6	Illinois Finance Authority Revenue
	(Carle Foundation) VRDO	0.120%	1/7/13	340	340
6	Illinois Finance Authority Revenue
	(Ingalls Health System) VRDO	0.130%	1/7/13	605	605
6	Illinois Finance Authority Revenue
	(Little Co. of Mary Hospital &
	Health Care Centers) VRDO	0.130%	1/7/13	200	200
6	Illinois Finance Authority Revenue
	(Museum of Science & Industry)
	VRDO	0.120%	1/7/13	145	145
6	Indiana Development Finance
	Authority Educational Facilities
	Revenue (Indianapolis Museum
	of Art Inc. Project) VRDO	0.150%	1/7/13	200	200
6	Indiana Educational Facilities Authority
	Revenue (Wabash College) VRDO	0.150%	1/7/13	100	100

22

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
6	Indiana Finance Authority Health
	System Revenue (Sisters of
	St. Francis Health Services Inc.
	Obligated Group) VRDO	0.110%	1/7/13	315	315
	Indiana Finance Authority Revenue
	(Lease Appropriation) VRDO	0.120%	1/7/13	160	160
6	Kentucky Economic Development
	Finance Authority Hospital Revenue
	(Baptist Healthcare System
	Obligated Group) VRDO	0.110%	1/7/13	265	265
6	Lincoln County WY Pollution Control
	Revenue (PacifiCorp Project) VRDO	0.150%	1/7/13	200	200
6	Louisiana Public Facilities Authority
	Hospital Revenue (Franciscan
	Missionaries) VRDO	0.120%	1/7/13	125	125
6	Maine Health & Higher Educational
	Facilities Authority Revenue
	(Bowdoin College) VRDO	0.120%	1/7/13	170	170
6	Maryland Health & Higher Educational
	Facilities Authority Revenue
	(University of Maryland Medical
	System) VRDO	0.130%	1/7/13	500	500
6	Massachusetts Development Finance
	Agency Revenue (Simmons College)
	VRDO	0.140%	1/7/13	500	500
6	Massachusetts Health & Educational
	Facilities Authority Revenue
	(Bentley College) VRDO	0.130%	1/7/13	200	200
6	Massachusetts Health & Educational
	Facilities Authority Revenue
	(Dana Farber Cancer Institute)
	VRDO	0.110%	1/7/13	100	100
	Massachusetts Health & Educational
	Facilities Authority Revenue (MIT)
	VRDO	0.120%	1/7/13	1,000	1,000
6	Miami-Dade County FL Special
	Obligation Revenue (Juvenile
	Courthouse Project) VRDO	0.120%	1/7/13	500	500
6	Michigan Hospital Finance Authority
	Revenue (Henry Ford Health System)
	VRDO	0.130%	1/7/13	300	300
6	Middletown OH Hospital Facilities
	Revenue (Atrium Medical Center)
	VRDO	0.150%	1/7/13	105	105
	Missouri Health & Educational
	Facilities Authority Health Facilities
	Revenue (BJC Health System)
	VRDO	0.120%	1/7/13	500	500
6	Missouri Health & Educational
	Facilities Authority Health Facilities
	Revenue (SSM Health System)
	VRDO	0.110%	1/7/13	995	995
6	Nassau NY Health Care Corp. VRDO	0.110%	1/7/13	250	250
6	New Jersey Health Care Facilities
	Financing Authority Revenue
	(Hospital Capital Asset Pooled
	Program) VRDO	0.130%	1/7/13	200	200
6	New York City NY GO VRDO	0.120%	1/7/13	300	300
6	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue
	(Carnegie Park) VRDO	0.100%	1/7/13	400	400
6	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue
	(Monterey) VRDO	0.100%	1/7/13	200	200
6	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue
	(One Columbus Place
	Development) VRDO	0.120%	1/7/13	985	985

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
6	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue
	(Related-Sierra Development)
	VRDO	0.120%	1/7/13	435	435
6	New York City NY Housing
	Development Corp. Multi-Family
	Rental Housing Revenue
	(West End Towers) VRDO	0.120%	1/7/13	300	300
6	New York City NY Industrial
	Development Agency Civic Facility
	Revenue (New York Law School)
	VRDO	0.130%	1/7/13	220	220
6	New York State Dormitory Authority
	Revenue (Royal Charter Properties)
	VRDO	0.110%	1/7/13	1,000	1,000
6	New York State Housing Finance
	Agency Housing Revenue
	(10 Liberty Street) VRDO	0.110%	1/7/13	265	265
6	New York State Housing Finance
	Agency Housing Revenue
	(125 West 31st Street) VRDO	0.150%	1/7/13	600	600
6	New York State Housing Finance
	Agency Housing Revenue
	(160 West 62nd Street) VRDO	0.110%	1/7/13	1,100	1,100
6	New York State Housing Finance
	Agency Housing Revenue
	(20 River Terrace Housing) VRDO	0.150%	1/7/13	200	200
6	New York State Housing Finance
	Agency Housing Revenue
	(320 West 38th Street) VRDO	0.110%	1/7/13	1,100	1,100
6	New York State Housing Finance
	Agency Housing Revenue
	(320 West 38th Street) VRDO	0.110%	1/7/13	400	400
6	New York State Housing Finance
	Agency Housing Revenue
	(70 Battery Place) VRDO	0.120%	1/7/13	100	100
6	New York State Housing Finance
	Agency Housing Revenue
	(Clinton Green North) VRDO	0.150%	1/7/13	400	400
6	New York State Housing Finance
	Agency Housing Revenue
	(Clinton Green South) VRDO	0.150%	1/7/13	125	125
6	New York State Housing Finance
	Agency Housing Revenue
	(Clinton Park) VRDO	0.140%	1/7/13	250	250
6	New York State Housing Finance
	Agency Housing Revenue
	(East 84th Street) VRDO	0.120%	1/7/13	300	300
6	New York State Housing Finance
	Agency Housing Revenue
	(Gotham West Housing) VRDO	0.110%	1/7/13	400	400
6	New York State Housing Finance
	Agency Housing Revenue
	(Gotham West Housing) VRDO	0.120%	1/7/13	500	500
6	New York State Urban Development
	Corp. Revenue (Service Contract)
	VRDO	0.130%	1/7/13	100	100
6	North Carolina Capital Facilities
	Finance Agency Revenue
	(YMCA of the Triangle) VRDO	0.150%	1/7/13	250	250
6	North Carolina Medical Care
	Commission Health Care Facilities
	Revenue (Vidant Health) VRDO	0.120%	1/7/13	400	400
6	North Carolina Medical Care
	Commission Health Care Facilities
	Revenue (WakeMed) VRDO	0.150%	1/7/13	500	500
6	Oakland University of Michigan
	Revenue VRDO	0.130%	1/7/13	100	100

23

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
6	Ohio Air Quality Development
	Authority Revenue (Dayton Power &
	Light Co. Project) VRDO	0.150%	1/7/13	115	115
6	Ohio Higher Educational Facility
	Commission Revenue (University
	Hospitals Health System Inc.) VRDO	0.130%	1/7/13	675	675
	Ohio State University General Receipts
	Revenue VRDO	0.110%	1/7/13	1,300	1,300
6	Piedmont SC Municipal Power Agency
	Revenue VRDO	0.110%	1/7/13	250	250
6	Richmond CA Multifamily Housing
	Revenue (Baycliff Apartments
	Project) VRDO	0.120%	1/7/13	200	200
6	Russell County VA Industrial
	Development Authority Hospital
	Revenue (STS Health Alliance)
	VRDO	0.120%	1/7/13	100	100
6	Salem OH Hospital Facilities
	Improvement Revenue (Salem
	Community Hospital Project) VRDO	0.150%	1/7/13	100	100
6	Salem OR Hospital Facility Authority
	Revenue (Salem Hospital Project)
	VRDO	0.130%	1/7/13	250	250
6	San Diego CA Housing Authority
	Multifamily Housing Revenue
	(Villa Nueva Apartments) VRDO	0.120%	1/7/13	300	300
6	Simi Valley CA Multifamily Housing
	Revenue (Parker Ranch Project)
	VRDO	0.120%	1/7/13	200	200
6	Smyth County VA Industrial
	Development Authority Hospital
	Revenue VRDO	0.110%	1/7/13	150	150
6	St. Joseph MO Industrial Development
	Authority Health Facilities Revenue
	(Heartland Regional Medical Center)
	VRDO	0.120%	1/7/13	235	235
6	Syracuse NY Industrial Development
	Agency Civic Facility Revenue
	(Syracuse University Project) VRDO	0.120%	1/7/13	250	250
6	Tarrant County TX Cultural Education
	Facilities Finance Corp. Hospital
	Revenue (Baylor Health Care System
	Project) VRDO	0.130%	1/7/13	520	520
6	Tarrant County TX Cultural Education
	Facilities Finance Corp. Hospital
	Revenue (Scott & White Healthcare
	Project) VRDO	0.130%	1/7/13	700	700
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.150%	1/7/13	300	300
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.150%	1/7/13	500	500
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.160%	1/7/13	380	380
	Texas Department of Housing &
	Community Affairs Single Family
	Revenue VRDO	0.180%	1/7/13	15	15
6	Torrance CA Hospital Revenue
	(Torrance Memorial Medical Center)
	VRDO	0.150%	1/7/13	200	200
6	Utah Housing Corp. Single Family
	Mortgage Revenue VRDO	0.140%	1/7/13	100	100
6	Virginia Small Business Financing
	Authority Health Facilities Revenue
	(Bon Secours Health System Inc.)
	VRDO	0.130%	1/7/13	100	100

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
6	Warren County KY Revenue
	(Western Kentucky University
	Student Life Foundation Inc.
	Project) VRDO	0.150%	1/7/13	260	260
6	Warren County KY Revenue
	(Western Kentucky University
	Student Life Foundation Inc.
	Project) VRDO	0.150%	1/7/13	100	100
6	Washington Housing Finance
	Commission Non-profit Housing
	Revenue (Rockwood Retirement
	Communities Program) VRDO	0.120%	1/7/13	100	100
6	West Virginia Hospital Finance
	Authority Hospital Revenue
	(Charleston Area Medical
	Center Inc.) VRDO	0.120%	1/7/13	300	300
6	Whittier CA Health Facility Revenue
	(Presbyterian Intercommunity
	Hospital) VRDO	0.130%	1/7/13	200	200
6	Wisconsin Health & Educational
	Facilities Authority Revenue
	(Aurora Health Care Inc.) VRDO	0.130%	1/7/13	325	325
Total Tax-Exempt Municipal Bonds (Cost $36,665)					36,665
Corporate Bonds (2.1%)
Finance (2.1%)
	General Electric Capital Corp.	2.800%	1/8/13	465	465
	General Electric Capital Corp.	5.450%	1/15/13	1,000	1,002
	General Electric Co.	5.000%	2/1/13	2,469	2,479
3	Royal Bank of Canada	0.461%	3/8/13	1,500	1,500
3	Royal Bank of Canada
	(New York Branch)	0.463%	1/28/13	1,000	1,000
	Royal Bank of Canada
	(New York Branch)	2.250%	3/15/13	4,910	4,930
	Wal-Mart Stores Inc.	4.250%	4/15/13	9,905	10,018
	Wal-Mart Stores Inc.	4.550%	5/1/13	1,632	1,655
Total Corporate Bonds (Cost $23,049)					23,049
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
7	Export Development Canada
	(Cost $3,002)	0.900%	2/15/13	3,000	3,002

				Shares
Money Market Funds (2.3%)
8	Vanguard Municipal Cash
	Management Fund
	(Cost $25,119)	0.130%		25,118,739 25,119
Total Investments (99.1%) (Cost $1,098,253)				1,098,253
Other Assets and Liabilities (0.9%)
Other Assets					10,984
Liabilities					(1,012)
					9,972
Net Assets (100%)
Applicable to 1,107,772,087 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,108,225
Net Asset Value Per Share					$1.00

24

Vanguard Money Market Portfolio

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in-Capital	1,108,172
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	53
Net Assets	1,108,225

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.”
At December 31, 2012, the aggregate value of these securities was $191,027,000, representing 17.2% of net assets.
6 Scheduled principal and interest payments are guaranteed by bank letter of credit.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate value of these securities was $7,612,000, representing 0.7% of net assets.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
TOB—Tender Option Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

25

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Interest[1]	2,343
Total Income	2,343
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative	1,366
Marketing and Distribution	336
Custodian Fees	31
Auditing Fees	28
Shareholders’ Reports	24
Trustees’ Fees and Expenses	1
Total Expenses	1,832
Expense Reduction—Note B	(1,144)
Net Expenses	688
Net Investment Income	1,655
Realized Net Gain (Loss) on
Investment Securities Sold	28
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,683

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,655	1,979
Realized Net Gain (Loss)	28	17
Net Increase (Decrease) in Net Assets Resulting from Operations	1,683	1,996
Distributions
Net Investment Income	(1,655)	(1,979)
Realized Capital Gain	—	—
Total Distributions	(1,655)	(1,979)
Capital Share Transactions (at $1.00)
Issued	476,099	536,670
Issued in Lieu of Cash Distributions	1,655	1,979
Redeemed	(587,187)	(534,849)
Net Increase (Decrease) from Capital Share Transactions	(109,433)	3,800
Total Increase (Decrease)	(109,405)	3,817
Net Assets
Beginning of Period	1,217,630	1,213,813
End of Period	1,108,225	1,217,630

1 Interest income from an affiliated company of the portfolio was $38,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.002	.002	.006	.028
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.002	.002	.006	.028
Distributions
Dividends from Net Investment Income	(.001)	(.002)	(.002)	(.006)	(.028)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.001)	(.002)	(.002)	(.006)	(.028)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.14%	0.17%	0.23%	0.62%	2.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,108	$1,218	$1,214	$1,415	$2,107
Ratio of Expenses to Average Net Assets	0.06%[1]	0.06%[1]	0.06%[1]	0.19%[2]	0.16%[2]
Ratio of Net Investment Income to
Average Net Assets	0.14%	0.17%	0.23%	0.67%	2.78%

1 The ratios of total expenses to average net assets before an expense reduction were 0.16% for 2012, 0.18% for 2011, and 0.18% for 2010.
See Note B in Notes to Financial Statements.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the portfolio may sell or retain the collateral; however, such action may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

27

Vanguard Money Market Portfolio

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $155,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended December 31, 2012, Vanguard’s expenses were reduced by $1,144,000 (an effective annual rate of 0.10% of the portfolio’s average net assets).

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 64% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

28

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Money Market Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

29

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.74	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.90	0.31

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.16%, and the expenses paid in the actual and hypothetical examples above would have been $0.81 and $0.82, respectively.

30

Vanguard® Short-Term Investment-Grade Portfolio

Despite periods of heightened anxiety over a number of issues—from the slowdown in the Chinese economy to the U.S. “fiscal cliff”—investor demand in 2012 was greater for the additional yield on offer from investment-grade bonds than for the perceived safety of U.S. Treasury bonds.

The Short-Term Investment-Grade Portfolio returned 4.42% for the 12 months ended December 31, lagging its benchmark index’s return of 5.51% but well ahead of the average return of its peer funds, which was 2.99%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s 30-day SEC yield was 1.14% on December 31, down from 1.87% a year ago.

Investors hunt for greater yield
The slow recovery in the economy and stubbornly high unemployment prompted the Federal Reserve to take further action to spur economic growth by pushing down borrowing costs. During the period, the Fed expanded and extended its bond-buying programs in the attempt to push longer-term interest rates lower while keeping its target for the federal funds rate between 0.00% and 0.25%, where it’s been since December 2008. And in fact some Treasury yields did hit all-time lows in 2012.

With such meager yields to be had from Treasuries, investors turned elsewhere, with higher-yielding and longer-term bonds seeing the most demand. The Short-Term Investment-Grade Portfolio moved in that direction as well, increasing its holdings in securities with maturities of 3 to 5 years and at the lower end of the investment-grade credit category.

Among sectors, financials benefited during the period from actions taken by the European Central Bank to shore up the continent’s banks as well as accommodative moves by a number of other central banks that helped ease concerns about the global financial system. The rebound in sentiment toward financials pushed returns well ahead of those for industrials and utilities.The portfolio also took advantage of greater opportunities to diversify among international issuers.

The duration of the portfolio was shorter than that of its benchmark. While this positioning has proved beneficial in more risk-averse periods, it was a drag on performance in 2012, when longer-maturity bonds outperformed.

Solid returns over the past decade
Short-term investment-grade bonds have more moderate levels of credit risk than their high-yield counterparts and less interest rate risk than longer-term bonds, and their returns tend to be more modest. Nonetheless, the portfolio managed to post an average annual return of 4.01% over the past ten years. That was a little less than the benchmark index (4.57%) but just over a full percentage point more than the peer group (2.99%).

Returns matter, and so do costs
It’s gratifying to be able to report that your portfolio outperformed its peers over the past year and past decade. Astute security selection helped, as did the portfolio’s low expenses. In the accompanying expense ratios table, you can see that we estimate that we were able to manage the portfolio in 2012 at about one-third of the average cost of its peers.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Short-Term Investment-Grade Portfolio	4.42%	4.01%
Barclays U.S. 1–5 Year Credit Bond Index	5.51	4.57
Variable Insurance Short-Intermediate Investment Grade Debt
Funds Average[1]	2.99	2.99

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade
	Portfolio	Debt Funds Average[1]
Short-Term Investment-Grade Portfolio	0.20%	0.62%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

31

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of December 31, 2012

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,576	1,906	8,109
Yield[3]	1.1%	1.3%	1.7%
Yield to Maturity	1.1%[4]	1.3%	1.7%
Average Coupon	3.1%	3.8%	3.6%
Average Effective
Maturity	3.0 years	3.0 years	7.0 years
Average Duration	2.3 years	2.8 years	5.1 years
Expense Ratio[5]	0.20%	––	––
Short-Term Reserves	2.7%	––	––

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.27
Beta	0.76	0.34

Distribution by Effective Maturity (% of portfolio)
Under 1 Year	9.7%
1–3 Years	43.8
3–5 Years	39.0
5–7 Years	6.1
7–10 Years	1.2
20–30 Years	0.1
Over 30 Years	0.1

Sector Diversification[6] (% of portfolio)
Asset–Backed/Commercial Mortgage-Backed	19.3%
Finance	27.3
Foreign	7.5
Government Mortgage-Backed	0.1
Industrial	30.9
Treasury/Agency	9.8
Utilities	4.0
Other	1.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	8.3%
Aaa	17.6
Aa	15.9
A	34.4
Baa	18.5
Ba	0.6
Caa	0.1
Ca	0.1
Other	4.5

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. 1–5 Year U.S. Credit Bond Index.
2 Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.20%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

32

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	4.42%	4.26%	4.01%	$14,811
Barclays U.S. 1–5 Year U.S. Credit Bond Index	5.51	5.17	4.57	15,639
Variable Insurance Short-Intermediate
Investment Grade Debt Funds Average[1]	2.99	2.85	2.99	13,423
Barclays U.S. Aggregate Bond Index	4.22	5.95	5.18	16,575

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

33

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.7%)
U.S. Government Securities (9.6%)
	United States Treasury Note/Bond	1.375%	1/15/13	8,000	8,004
1	United States Treasury Note/Bond	2.000%	11/30/13	5,000	5,082
	United States Treasury Note/Bond	0.250%	9/30/14	13,500	13,502
	United States Treasury Note/Bond	0.125%	12/31/14	4,150	4,140
2	United States Treasury Note/Bond	2.250%	1/31/15	6,500	6,766
	United States Treasury Note/Bond	2.375%	2/28/15	5,000	5,224
	United States Treasury Note/Bond	0.375%	3/15/15	1,250	1,252
	United States Treasury Note/Bond	2.500%	3/31/15	3,500	3,674
	United States Treasury Note/Bond	0.250%	5/15/15	8,702	8,691
	United States Treasury Note/Bond	2.125%	5/31/15	1,300	1,356
	United States Treasury Note/Bond	0.375%	6/15/15	3,744	3,750
	United States Treasury Note/Bond	1.750%	7/31/15	4,500	4,664
	United States Treasury Note/Bond	1.250%	8/31/15	17	17
	United States Treasury Note/Bond	0.625%	5/31/17	6,175	6,181
	United States Treasury Note/Bond	0.750%	6/30/17	6,000	6,034
	United States Treasury Note/Bond	0.750%	12/31/17	21,650	21,677
	United States Treasury Note/Bond	1.500%	8/31/18	1,000	1,035
					101,049
Conventional Mortgage-Backed Securities (0.0%)
[3,4]	Fannie Mae Pool	6.000%	12/1/16	55	59
[3,4]	Fannie Mae Pool	6.500%	9/1/16	59	63
[3,4]	Freddie Mac Gold Pool	6.000%	4/1/17	49	53
					175
Nonconventional Mortgage-Backed Securities (0.1%)
[3,4,5] Fannie Mae Pool		2.125%	12/1/32	20	21
[3,4,5] Fannie Mae Pool		2.250%	6/1/33	138	148
[3,4,5] Fannie Mae Pool		2.310%	7/1/32	16	17
[3,4,5] Fannie Mae Pool		2.335%	5/1/33	131	141
[3,4,5] Fannie Mae Pool		2.370%	9/1/32	3	4
[3,4,5] Fannie Mae Pool		2.819%	2/1/37	44	47
[3,4,5] Fannie Mae Pool		2.875%	9/1/32	9	10
[3,4,5] Fannie Mae Pool		2.885%	8/1/37	16	17
[3,4,5] Fannie Mae Pool		2.902%	8/1/33	47	48
[3,4,5] Fannie Mae Pool		2.910%	8/1/33	119	126
[3,4,5] Fannie Mae Pool		2.925%	7/1/33	285	296
[3,4,5] Fannie Mae Pool		3.017%	5/1/33	29	31
[3,4,5] Freddie Mac Non Gold Pool		2.486%	9/1/32	22	24
[3,4,5] Freddie Mac Non Gold Pool		2.864%	8/1/37	66	71
[3,4,5] Freddie Mac Non Gold Pool		2.931%	1/1/33	17	19
[3,4,5] Freddie Mac Non Gold Pool		2.970%	10/1/32	18	19
[3,4,5] Freddie Mac Non Gold Pool		3.018%	9/1/32	34	35
[3,4,5] Freddie Mac Non Gold Pool		3.086%	2/1/33–
			8/1/33	68	72
					1,146
Total U.S. Government and Agency Obligations (Cost $102,147)					102,370
Asset-Backed/Commercial Mortgage-Backed Securities (19.3%)
3	Ally Auto Receivables Trust	1.140%	6/15/16	1,000	1,009
3	Ally Auto Receivables Trust 2010-2	2.090%	5/15/15	1,300	1,316
[3,6]	Ally Auto Receivables Trust 2010-3	2.690%	2/15/17	500	514
3	Ally Auto Receivables Trust 2011-1	2.230%	3/15/16	1,200	1,226
3	Ally Auto Receivables Trust 2012-1	1.210%	7/15/16	400	406
3	Ally Auto Receivables Trust 2012-SN1	0.700%	12/21/15	300	300
[3,6]	Ally Master Owner Trust	4.250%	4/15/17	65	70
3	Ally Master Owner Trust	1.210%	6/15/17	1,250	1,260
[3,5]	Ally Master Owner Trust	1.279%	8/15/17	1,650	1,677

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Ally Master Owner Trust	1.540%	9/15/19	1,800	1,807
[3,6]	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	400	430
[3,6]	Ally Master Owner Trust Series 2010-3	3.470%	4/15/15	500	503
[3,6]	Ally Master Owner Trust Series 2010-3	3.870%	4/15/15	300	302
[3,5,6] Ally Master Owner Trust Series 2010-4		1.759%	8/15/17	990	1,009
[3,5,6] Ally Master Owner Trust Series 2010-4		2.159%	8/15/17	750	764
[3,5]	American Express Credit Account
	Master Trust	0.479%	1/15/20	1,000	1,004
[3,5]	American Express Credit Account
	Master Trust	0.449%	5/15/20	2,600	2,600
[3,5]	American Express Credit Account
	Master Trust	0.759%	5/15/20	700	700
[3,5,6] American Express Credit Account
	Master Trust Series 2004-2	0.879%	12/15/16	150	150
[3,6]	Americold 2010 LLC Trust	4.954%	1/14/29	275	322
[3,6]	Americold 2010 LLC Trust Series
	2010-ART	6.811%	1/14/29	230	289
[3,5]	AmeriCredit Automobile Receivables
	Trust 2008-1	5.213%	1/6/15	168	168
[3,5]	AmeriCredit Automobile Receivables
	Trust 2008-2	5.213%	4/6/15	320	324
3	AmeriCredit Automobile Receivables
	Trust 2012-1	1.230%	9/8/16	200	202
3	Americredit Prime Automobile
	Receivable	2.900%	12/15/14	32	32
[3,5,6] Arkle Master Issuer PLC		1.561%	5/17/60	620	631
[3,5,6] Arran Residential Mortgages
	Funding PLC	1.710%	5/16/47	520	528
[3,5,6] Arran Residential Mortgages
	Funding PLC	1.761%	11/19/47	1,170	1,188
6	Australia & New Zealand Banking
	Group Ltd.	2.400%	11/23/16	590	621
[3,5]	BA Credit Card Trust	0.249%	11/15/19	790	783
3	Banc of America Commercial
	Mortgage Trust 2007-2	5.625%	4/10/49	580	684
3	Banc of America Funding 2006-H Trust	3.115%	9/20/46	792	572
[3,6]	Banc of America Re-Remic Trust
	Series 2011-FSHN	2.959%	12/10/30	125	129
3	Bank of America Mortgage 2002-J
	Trust	3.787%	9/25/32	1	1
[3,5,6] Bank of America Student Loan Trust		1.115%	2/25/43	1,429	1,445
6	Bank of Montreal	2.625%	1/25/16	1,600	1,696
6	Bank of Montreal	1.950%	1/30/18	570	594
6	Bank of Nova Scotia	2.150%	8/3/16	1,100	1,155
6	Bank of Nova Scotia	1.950%	1/30/17	700	729
[3,5]	Bank One Issuance Trust Series
	2004-C2	1.009%	2/15/17	200	201
[3,6]	Beacon Container Finance LLC
	2012-1A	3.720%	9/20/27	439	451
3	Bear Stearns ARM Trust 2006-4	2.856%	10/25/36	920	638
3	Bear Stearns ARM Trust 2007-3	3.099%	5/25/47	792	620
3	Bear Stearns Commercial
	Mortgage Securities	5.715%	6/11/40	395	473
[3,5,6] BMW Floorplan Master Owner Trust		0.609%	9/15/17	2,100	2,107
[3,5]	Brazos Higher Education Authority	0.510%	6/25/26	350	329
[3,5]	Brazos Higher Education Authority	1.212%	5/25/29	836	850
[3,5]	Brazos Higher Education Authority	1.112%	2/25/30	1,000	1,014
[3,6]	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	197	201
6	Canadian Imperial Bank of
	Commerce	2.750%	1/27/16	1,150	1,223

34

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5]	Capital One Multi-Asset
	Execution Trust	0.299%	8/15/18	130	130
[3,5]	Capital One Multi-Asset
	Execution Trust	0.259%	11/15/19	610	606
[3,5]	Capital One Multi-Asset
	Execution Trust	0.289%	12/16/19	6,880	6,836
[3,5]	Capital One Multi-Asset
	Execution Trust	0.249%	7/15/20	3,690	3,649
[3,5]	Capital One Multi-asset
	Execution Trust 2003-C3	2.459%	7/15/16	840	847
[3,5]	Capital One Multi-asset
	Execution Trust 2004-C2	1.259%	12/15/16	72	72
[3,5]	Capital One Multi-asset
	Execution Trust 2006-A11	0.299%	6/17/19	500	497
[3,5,6] Cards II Trust		0.659%	9/15/17	680	681
3	CarMax Auto Owner Trust	2.040%	10/15/15	800	814
3	CarMax Auto Owner Trust	0.790%	4/16/18	400	400
3	CD 2007-CD4 Commercial
	Mortgage Trust	5.205%	12/11/49	281	283
3	CenterPoint Energy Transition
	Bond Co. LLC	2.161%	10/15/21	700	729
[3,6]	CFCRE Commercial Mortgage
	Securities Trust Series 2011-C1	5.549%	4/15/44	36	40
[3,6]	CFCRE Commercial Mortgage Trust	5.560%	12/15/47	275	327
3	Chase Issuance Trust	0.790%	6/15/17	2,600	2,615
[3,5]	Chase Issuance Trust	0.479%	5/15/19	2,300	2,307
[3,5]	Chase Issuance Trust	0.470%	12/16/19	3,000	3,001
3	Chase Issuance Trust	2.160%	9/16/24	625	623
[3,5]	Chase Issuance Trust 2007-C1	0.669%	4/15/19	800	791
3	CHL Mortgage Pass-Through Trust
	2003-HYB3	2.964%	11/19/33	81	81
3	CHL Mortgage Pass-Through Trust
	2006-HYB1	2.779%	3/20/36	426	264
3	CHL Mortgage Pass-Through Trust
	2007-HYB2	2.972%	2/25/47	522	345
3	Chrysler Financial Auto
	Securitization Trust 2010-A	3.520%	8/8/16	700	706
[3,6]	CIT Equipment Collateral	1.100%	8/22/16	700	703
[3,5]	Citibank Credit Card Issuance Trust	0.368%	12/17/18	525	522
[3,5]	Citibank Credit Card Issuance Trust	0.380%	12/17/18	1,960	1,947
3	Citibank Credit Card Issuance Trust	5.650%	9/20/19	600	728
[3,5]	Citibank Credit Card Issuance Trust	1.586%	5/20/20	1,500	1,586
[3,5]	Citibank Credit Card Issuance Trust
	2005-C2	0.681%	3/24/17	100	100
[3,5]	Citibank Credit Card Issuance Trust
	2006-C1	0.611%	2/20/15	920	920
3	Citibank Credit Card Issuance Trust
	2009-A4	4.900%	6/23/16	500	533
[3,5,6] Citibank Omni Master Trust		2.959%	8/15/18	2,990	3,109
[3,6]	Citibank Omni Master Trust	5.350%	8/15/18	2,035	2,188
[3,6]	Citibank Omni Master Trust	4.900%	11/15/18	3,631	3,912
[3,6]	CitiFinancial Auto Issuance Trust	3.150%	8/15/16	283	285
3	Citigroup Commercial Mortgage Trust	3.024%	9/10/45	100	104
[3,6]	Citigroup Commercial Mortgage Trust	3.683%	9/10/45	52	55
3	Citigroup Mortgage Loan Trust
	2007-AR8	2.934%	7/25/37	416	285
[3,6]	CLI Funding LLC 2011-1A	4.500%	3/18/26	251	255
3	CNH Equipment Trust	1.750%	5/16/16	400	407
3	CNH Equipment Trust	1.290%	9/15/17	800	812
3	CNH Equipment Trust 2010-B	1.740%	1/17/17	2,500	2,533
3	COBALT CMBS Commercial
	Mortgage Trust 2007-C2	5.484%	4/15/47	600	692
3	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	900	1,038
3	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	33	34
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	79
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	107
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	70	72
3	Commercial Mortgage Pass Through
	Certificates	2.822%	11/15/45	130	133
3	Commercial Mortgage Pass Through
	Certificates	2.771%	12/10/45	70	71

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Commercial Mortgage Pass-Through
	Certificates Series 2007-C5	5.589%	9/15/40	131	131
6	Commonwealth Bank of Australia	2.250%	3/16/17	1,050	1,099
6	Credit Suisse AG	1.625%	3/6/15	400	408
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.804%	6/15/38	357	408
[3,6]	Cronos Containers Program Ltd.
	2012-2A	3.810%	9/18/27	439	453
[3,5]	Discover Card Master Trust	0.789%	3/15/18	4,200	4,246
[3,5]	Discover Card Master Trust	0.579%	11/15/19	2,000	2,013
3	Discover Card Master Trust	1.670%	1/18/22	2,700	2,722
[3,6]	Dominos Pizza Master Issuer LLC
	2012-1A	5.216%	1/25/42	791	887
3	Dryrock Issuance Trust	0.640%	8/15/18	350	350
[3,6]	Enterprise Fleet Financing LLC	1.900%	10/20/16	300	305
[3,6]	Enterprise Fleet Financing LLC	2.100%	5/20/17	331	340
[3,6]	Enterprise Fleet Financing LLC	0.720%	4/20/18	800	800
[3,6]	Enterprise Fleet Financing LLC	0.930%	4/20/18	250	250
[3,6]	Enterprise Fleet Financing LLC
	Series 2011-2	1.430%	10/20/16	865	871
3	First Horizon Mortgage Pass-Through
	Trust 2006-AR3	2.065%	11/25/36	327	240
	First Horizon Mortgage Pass-Through
	Trust 2006-AR4	2.576%	1/25/37	789	618
[3,6]	Fontainebleau Miami Beach Trust
	2012-FBLU	2.887%	5/5/27	130	133
3	Ford Credit Auto Lease Trust	1.420%	1/15/15	400	405
3	Ford Credit Auto Lease Trust	1.030%	4/15/15	600	605
[3,6]	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	250	250
3	Ford Credit Auto Owner Trust	1.150%	6/15/17	250	254
3	Ford Credit Auto Owner Trust 2010-A	2.930%	11/15/15	150	154
3	Ford Credit Auto Owner Trust 2010-A	3.220%	3/15/16	150	155
[3,5,6] Ford Credit Floorplan Master
	Owner Trust	1.909%	2/15/17	2,635	2,711
[3,6]	Ford Credit Floorplan Master
	Owner Trust	4.200%	2/15/17	410	439
3	Ford Credit Floorplan Master
	Owner Trust	1.920%	1/15/19	700	720
3	Ford Credit Floorplan Master
	Owner Trust	1.490%	9/15/19	2,700	2,710
[3,6]	Ford Credit Floorplan Master
	Owner Trust A Series 2010-3	4.990%	2/15/17	530	572
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-4	0.940%	9/15/16	300	300
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-4	1.390%	9/15/16	700	703
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-5	1.690%	9/15/19	200	201
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-5	2.140%	9/15/19	200	201
3	GE Capital Credit Card Master
	Note Trust	1.360%	8/17/20	1,700	1,715
3	GE Capital Credit Card Master
	Note Trust	2.220%	1/15/22	2,000	2,075
[3,5]	GE Capital Credit Card Master
	Note Trust Series 2011-2	1.209%	5/15/19	1,200	1,213
[3,5]	GE Dealer Floorplan Master
	Note Trust	0.811%	7/20/16	1,500	1,508
[3,5]	GE Dealer Floorplan Master
	Note Trust	0.781%	2/20/17	1,000	1,006
[3,5]	GE Dealer Floorplan Master
	Note Trust	0.651%	10/20/17	600	601
[3,5]	GE Dealer Floorplan Master
	Note Trust	0.961%	4/22/19	900	910
3	GMACM Mortgage Loan Trust
	2005-AR6	3.629%	11/19/35	152	128
[3,5,6] Golden Credit Card Trust		0.659%	7/17/17	1,400	1,406
[3,6]	Golden Credit Card Trust	1.770%	1/15/19	2,200	2,263
[3,5]	Granite Master Issuer plc Series
	2007-1	0.351%	12/20/54	198	195

35

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,5]	Granite Master Issuer plc Series
	2007-2	0.289%	12/17/54	66	65
[3,6]	Great America Leasing Receivables	2.340%	4/15/16	450	457
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG5	5.224%	4/10/37	250	277
[3,6]	GS Mortgage Securities Corp. II	2.954%	11/5/34	175	178
[3,6]	GS Mortgage Securities Corp. II	4.948%	1/10/45	25	29
3	GS Mortgage Securities Trust
	2006-GG6	5.553%	4/10/38	667	754
[3,6]	GS Mortgage Securities Trust
	2010-C2	5.227%	12/10/43	100	113
[3,6]	GS Mortgage Securities Trust
	2011-ALF	3.215%	2/10/21	340	346
[3,6]	GS Mortgage Securities Trust
	2011-ALF	3.563%	2/10/21	125	128
[3,6]	GS Mortgage Securities Trust
	2011-GC3	5.543%	3/10/44	70	78
[3,6]	GS Mortgage Securities Trust
	2012-ALOHA	3.551%	4/10/34	250	270
3	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	100	108
3	Harley-Davidson Motorcycle
	Trust 2010-1	1.530%	9/15/15	700	705
3	Harley-Davidson Motorcycle
	Trust 2011-1	1.310%	3/15/17	1,200	1,215
[3,6]	Hertz Vehicle Financing LLC 2009-2A	5.290%	3/25/16	620	674
[3,6]	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	1,500	1,616
[3,6]	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	1,000	1,076
[3,5,6] Holmes Master Issuer plc 2011-3A		1.890%	10/21/54	300	305
[3,6]	Hyundai Auto Lease Securitization
	Trust 2011-A	1.020%	8/15/14	1,434	1,438
[3,6]	Hyundai Auto Lease Securitization
	Trust 2011-A	1.120%	11/15/16	1,000	1,004
[3,6]	Hyundai Auto Lease Securitization
	Trust 2012-A	1.050%	4/17/17	400	403
3	Hyundai Auto Receivables Trust	3.150%	3/15/16	503	510
3	Hyundai Auto Receivables Trust
	2012-B	1.950%	10/15/18	200	205
[3,6]	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	500	509
5	Illinois Student Assistance
	Commission	1.365%	4/25/22	882	893
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	3.093%	7/5/32	150	157
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.608%	6/15/43	120	137
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	3.616%	11/15/43	75	82
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.070%	11/15/43	70	80
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	2.829%	10/15/45	100	102
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	3.424%	10/15/45	150	155
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.388%	2/15/46	440	501
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.314%	8/15/46	100	120
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.298%	5/15/47	311	315
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.797%	6/15/49	665	670
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.827%	2/15/51	420	427
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP1	4.625%	3/15/46	91	91
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2009-IWST	5.633%	12/5/27	690	823

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.526%	11/15/43	150	174
[3,6]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2010-C2	5.526%	11/15/43	170	187
[3,5,6] Kildare Securities Ltd. 2007-1A		0.430%	12/10/43	317	306
[3,5,6] Lanark Master Issuer PLC		1.711%	12/22/54	740	757
3	LB-UBS Commercial Mortgage Trust	5.303%	2/15/40	74	74
3	LB-UBS Commercial Mortgage Trust
	2006-C4	5.865%	6/15/38	270	314
3	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	1,000	1,201
[3,6]	Macquarie Equipment Funding Trust	1.910%	4/20/17	350	354
[3,6]	Macquarie Equipment Funding Trust	0.850%	10/22/18	330	330
[3,6]	Master Credit Card Trust 2012-2A	1.970%	4/21/17	100	100
3	MASTR Adjustable Rate Mortgages
	Trust 2004-3	2.507%	4/25/34	68	67
[3,5]	MBNA Credit Card Master Note Trust	0.469%	8/16/21	455	453
[3,5]	MBNA Credit Card Master Note Trust
	2003-C7	1.559%	3/15/16	230	231
[3,5]	MBNA Credit Card Master Note Trust
	2004-C2	1.109%	11/15/16	1,050	1,055
[3,5]	MBNA Credit Card Master Note Trust
	2006-C1	0.629%	7/15/15	1,481	1,481
[3,6]	Mercedes-Benz Auto Lease Trust
	2011-B	1.240%	7/17/17	350	352
[3,6]	Mercedes-Benz Master Owner Trust
	2012-A	0.790%	11/15/17	1,300	1,299
3	Merrill Lynch Mortgage Investors
	Trust Series 2003-A2	2.131%	2/25/33	78	80
3	Merrill Lynch Mortgage Investors
	Trust Series 2003-A4	2.753%	7/25/33	27	27
3	Merrill Lynch Mortgage Trust	5.745%	6/12/50	141	141
3	Merrill Lynch/Countrywide Commercial
	Mortgage Trust	5.282%	8/12/48	10	10
3	Merrill Lynch/Countrywide Commercial
	Mortgage Trust	5.331%	3/12/51	192	193
[3,6]	MMAF Equipment Finance LLC	2.100%	7/15/17	625	641
[3,6]	MMAF Equipment Finance LLC	3.040%	8/15/28	700	742
[3,6]	MMAF Equipment Finance LLC	3.510%	1/15/30	523	538
[3,6]	MMAF Equipment Finance LLC	1.980%	6/10/32	370	375
3	Morgan Stanley Bank of America
	Merrill Lynch Trust	3.176%	8/15/45	150	159
3	Morgan Stanley Bank of America
	Merrill Lynch Trust	3.792%	8/15/45	100	107
3	Morgan Stanley Bank of America
	Merrill Lynch Trust	2.858%	11/15/45	140	145
3	Morgan Stanley Bank of America
	Merrill Lynch Trust	3.476%	11/15/45	100	104
[3,6]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	300	307
3	Morgan Stanley Capital I Trust
	2006-TOP21	5.090%	10/12/52	9	9
3	Morgan Stanley Capital I Trust
	2007-TOP27	5.651%	6/11/42	74	74
3	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	60	64
[3,6]	Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	200	211
3	Morgan Stanley Mortgage Loan
	Trust 2006-8AR	2.514%	6/25/36	365	330
[3,5,6] Motor PLC		0.710%	2/25/20	1,035	1,035
[3,6]	Motor PLC	1.286%	2/25/20	305	306
6	National Australia Bank Ltd.	2.000%	6/20/17	800	827
3	Nissan Auto Lease Trust	0.980%	5/15/15	585	589
3	Nissan Auto Lease Trust	1.130%	5/15/17	340	344
3	Nissan Auto Lease Trust 2011-B	1.100%	1/16/17	900	907
[3,5]	Nissan Master Owner Trust
	Receivables	0.679%	5/15/17	1,570	1,573
6	Norddeutsche Landesbank
	Girozentrale	0.875%	10/16/15	400	401

36

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	North Carolina Education Assistance
	Authority Student Loan Revenue	1.215%	1/26/26	700	707
[3,5]	North Carolina State Education
	Assistance Authority	1.115%	7/25/25	130	130
[3,5,6] Permanent Master Issuer PLC		1.490%	7/15/42	1,240	1,240
[3,6]	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	2,400	2,481
3	RFMSI Series 2006-SA2 Trust	3.824%	8/25/36	696	532
3	RFMSI Series 2006-SA3 Trust	3.939%	9/25/36	244	185
	Royal Bank of Canada	1.200%	9/19/17	1,425	1,428
[3,5,6] Silverstone Master Issuer PLC		1.819%	1/21/55	790	814
[3,5]	SLM Student Loan Trust	0.490%	9/25/19	875	876
[3,5]	SLM Student Loan Trust	0.415%	4/25/25	2,275	2,249
[3,5]	SLM Student Loan Trust	0.405%	1/26/26	1,575	1,530
[3,5]	SLM Student Loan Trust	0.425%	1/25/27	500	487
[3,5]	SLM Student Loan Trust 2005-9	0.435%	1/27/25	1,033	1,028
[3,5]	SLM Student Loan Trust 2006-4	0.415%	10/27/25	455	452
[3,5]	SLM Student Loan Trust 2006-6	0.425%	10/27/25	800	782
[3,5,6] SLM Student Loan Trust 2011-A		1.209%	10/15/24	428	430
[3,6]	SLM Student Loan Trust 2011-A	4.370%	4/17/28	300	331
[3,6]	SLM Student Loan Trust 2011-B	3.740%	2/15/29	1,400	1,517
[3,5,6] SLM Student Loan Trust 2011-C		1.609%	12/15/23	634	641
[3,6]	SLM Student Loan Trust 2011-C	4.540%	10/17/44	637	711
[3,5,6] SLM Student Loan Trust 2012-B		1.309%	12/15/21	314	316
[3,6]	SLM Student Loan Trust 2012-B	3.480%	10/15/30	450	480
[3,5,6] SLM Student Loan Trust 2012-E		0.959%	10/16/23	650	652
[3,5,6] SMART Trust/Australia		1.059%	10/14/14	172	172
[3,6]	SMART Trust/Australia	1.770%	10/14/14	414	416
[3,5,6] SMART Trust/Australia		1.709%	12/14/15	1,300	1,312
[3,6]	SMART Trust/Australia	2.520%	11/14/16	700	717
3	SMART Trust/Australia	0.970%	3/14/17	600	600
[3,6]	SMART Trust/Australia	2.310%	4/14/17	1,150	1,178
3	SMART Trust/Australia	1.250%	8/14/18	200	200
[3,6]	Sonic Capital LLC 2011-1A	5.438%	5/20/41	476	534
[3,5]	South Carolina Student Loan Corp.	1.315%	7/25/25	650	660
6	Sparebank 1 Boligkreditt AS	1.750%	11/15/19	530	523
[3,6]	TAL Advantage LLC 2011-2A	4.310%	5/20/26	320	324
[3,6]	Textainer Marine Containers Ltd.
	2011-1A	4.700%	6/15/26	425	444
6	Toronto-Dominion Bank	1.625%	9/14/16	2,350	2,421
6	Toronto-Dominion Bank	1.500%	3/13/17	1,500	1,535
[3,6]	Trinity Rail Leasing LP	2.266%	1/15/43	275	274
3	UBS Commercial Mortgage Trust	4.171%	5/10/45	30	33
[3,6]	UBS-BAMLL Trust	3.663%	6/10/30	300	320
3	UBS-Barclays Commercial
	Mortgage Trust	2.850%	12/10/45	175	179
[3,6]	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	150	155
3	Volkswagen Auto Lease Trust	1.060%	5/22/17	350	354
3	Volkswagen Auto Loan Enhanced Trust	1.150%	7/20/18	500	508
[3,5,6] Volkswagen Credit Auto Master
	Owner Trust	0.891%	9/20/16	1,900	1,913
[3,6]	Volvo Financial Equipment LLC
	2010-1A	2.990%	5/15/17	194	194
[3,6]	Volvo Financial Equipment LLC
	2012-1A	2.380%	9/16/19	150	153
3	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	392	396
3	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	7	7
3	Wachovia Bank Commercial
	Mortgage Trust Series 2006-C27	5.765%	7/15/45	270	310
3	Wachovia Bank Commercial
	Mortgage Trust Series 2006-C28	5.572%	10/15/48	1,090	1,254
3	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18	2.493%	1/25/33	21	21
3	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7	2.319%	8/25/33	36	36
3	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9	2.435%	9/25/33	46	45
3	Wells Fargo Commercial
	Mortgage Trust	2.918%	10/15/45	100	103

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Wells Fargo Commercial
	Mortgage Trust	3.539%	10/15/45	40	42
3	Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	2.637%	10/25/36	689	567
6	Westpac Banking Corp.	1.375%	7/17/15	780	791
6	Westpac Banking Corp.	2.450%	11/28/16	300	316
3	WF-RBS Commercial Mortgage
	Trust	2.870%	11/15/45	150	155
3	WF-RBS Commercial Mortgage
	Trust	3.388%	11/15/45	70	72
3	WF-RBS Commercial Mortgage
	Trust 2012-C10 A3	2.875%	12/15/45	170	175
3	WFRBS Commercial Mortgage
	Trust 2012-C7	3.431%	6/15/45	200	216
3	WFRBS Commercial Mortgage
	Trust 2012-C7	4.090%	6/15/45	200	220
3	WFRBS Commercial Mortgage
	Trust 2012-C8	3.001%	8/15/45	100	104
3	World Omni Auto Receivables Trust	5.120%	5/15/14	96	97
3	World Omni Automobile Lease
	Securitization Trust	1.490%	10/15/14	1,300	1,308
3	World Omni Automobile Lease
	Securitization Trust	1.780%	9/15/16	660	668
Total Asset-Backed/Commercial
Mortgage-Backed Securities (Cost $201,271)					204,786
Corporate Bonds (60.2%)
Finance (26.3%)
	Banking (19.7%)
	Abbey National Treasury Services plc	2.875%	4/25/14	910	928
6	Abbey National Treasury Services plc	3.875%	11/10/14	520	538
	Abbey National Treasury Services plc	4.000%	4/27/16	750	790
	American Express Centurion Bank	0.875%	11/13/15	360	360
	American Express Centurion Bank	6.000%	9/13/17	1,200	1,446
	American Express Co.	4.875%	7/15/13	120	123
	American Express Credit Corp.	1.750%	6/12/15	915	934
	American Express Credit Corp.	2.750%	9/15/15	1,376	1,443
	American Express Credit Corp.	2.800%	9/19/16	1,575	1,667
	American Express Credit Corp.	2.375%	3/24/17	790	828
	Associated Banc-Corp	1.875%	3/12/14	1,100	1,103
6	Australia & New Zealand
	Banking Group Ltd.	3.250%	3/1/16	525	556
	Australia & New Zealand
	Banking Group Ltd.	1.875%	10/6/17	1,050	1,073
	Bancolombia SA	4.250%	1/12/16	180	188
	Bank of America Corp.	7.375%	5/15/14	1,190	1,287
	Bank of America Corp.	5.375%	6/15/14	300	318
	Bank of America Corp.	4.500%	4/1/15	1,095	1,167
	Bank of America Corp.	4.750%	8/1/15	290	312
	Bank of America Corp.	3.700%	9/1/15	100	106
	Bank of America Corp.	1.500%	10/9/15	635	638
	Bank of America Corp.	3.625%	3/17/16	225	238
	Bank of America Corp.	3.750%	7/12/16	150	160
	Bank of America Corp.	6.500%	8/1/16	1,250	1,445
	Bank of America Corp.	5.625%	10/14/16	370	416
	Bank of America Corp.	5.420%	3/15/17	710	773
	Bank of America Corp.	3.875%	3/22/17	200	216
	Bank of America Corp.	6.000%	9/1/17	1,540	1,803
	Bank of America Corp.	5.750%	12/1/17	420	487
	Bank of Montreal	2.500%	1/11/17	2,265	2,377
	Bank of Montreal	1.400%	9/11/17	1,055	1,062
	Bank of New York Mellon Corp.	4.300%	5/15/14	632	664
	Bank of New York Mellon Corp.	1.700%	11/24/14	460	470
	Bank of New York Mellon Corp.	3.100%	1/15/15	705	739
	Bank of New York Mellon Corp.	1.200%	2/20/15	280	282
	Bank of New York Mellon Corp.	4.950%	3/15/15	825	896
	Bank of New York Mellon Corp.	0.700%	10/23/15	1,090	1,086
	Bank of New York Mellon Corp.	2.300%	7/28/16	690	721
	Bank of New York Mellon Corp.	2.400%	1/17/17	760	796
	Bank of New York Mellon Corp.	1.969%	6/20/17	200	206
	Bank of Nova Scotia	1.850%	1/12/15	300	307

37

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of Nova Scotia	3.400%	1/22/15	1,195	1,259
	Bank of Nova Scotia	2.050%	10/7/15	387	400
	Bank of Nova Scotia	0.750%	10/9/15	800	801
	Bank of Nova Scotia	2.900%	3/29/16	345	367
	Bank of Nova Scotia	2.550%	1/12/17	1,925	2,028
	Bank of Nova Scotia	1.375%	12/18/17	800	802
6	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.350%	2/23/17	200	208
	Bank One Corp.	4.900%	4/30/15	385	415
	Barclays Bank plc	2.375%	1/13/14	1,000	1,017
	Barclays Bank plc	5.200%	7/10/14	2,640	2,817
	Barclays Bank plc	2.750%	2/23/15	1,300	1,339
	Barclays Bank plc	5.000%	9/22/16	2,425	2,722
	BB&T Corp.	3.375%	9/25/13	300	306
	BB&T Corp.	2.050%	4/28/14	420	428
	BB&T Corp.	5.700%	4/30/14	1,331	1,417
	BB&T Corp.	5.200%	12/23/15	365	407
	BB&T Corp.	3.200%	3/15/16	1,311	1,395
	BB&T Corp.	3.950%	4/29/16	260	284
	BB&T Corp.	2.150%	3/22/17	1,000	1,031
	BB&T Corp.	4.900%	6/30/17	250	278
	BB&T Corp.	1.600%	8/15/17	540	546
	BB&T Corp.	1.450%	1/12/18	295	297
	BBVA US Senior SAU	4.664%	10/9/15	2,000	2,050
	Bear Stearns Cos. LLC	5.300%	10/30/15	585	650
	Bear Stearns Cos. LLC	5.550%	1/22/17	650	733
	Bear Stearns Cos. LLC	6.400%	10/2/17	530	637
	Bear Stearns Cos. LLC	7.250%	2/1/18	315	395
	BNP Paribas SA	3.250%	3/11/15	1,100	1,149
	BNP Paribas SA	3.600%	2/23/16	1,870	1,984
	BNP Paribas SA	2.375%	9/14/17	3,675	3,728
	BNY Mellon NA	4.750%	12/15/14	700	754
6	BPCE SA	2.375%	10/4/13	355	356
	Branch Banking & Trust Co.	5.625%	9/15/16	125	143
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	1,050	1,056
	Capital One Bank USA NA	6.500%	6/13/13	125	128
	Capital One Financial Corp.	7.375%	5/23/14	1,115	1,213
	Capital One Financial Corp.	2.125%	7/15/14	250	254
	Capital One Financial Corp.	2.150%	3/23/15	1,275	1,300
	Capital One Financial Corp.	1.000%	11/6/15	730	726
	Capital One Financial Corp.	3.150%	7/15/16	90	96
	Capital One Financial Corp.	6.150%	9/1/16	105	120
	Capital One Financial Corp.	6.750%	9/15/17	600	730
	Citigroup Inc.	6.500%	8/19/13	571	591
	Citigroup Inc.	6.000%	12/13/13	347	363
	Citigroup Inc.	6.375%	8/12/14	300	325
	Citigroup Inc.	5.000%	9/15/14	495	521
	Citigroup Inc.	5.500%	10/15/14	475	509
	Citigroup Inc.	6.010%	1/15/15	704	769
	Citigroup Inc.	4.875%	5/7/15	251	266
	Citigroup Inc.	4.700%	5/29/15	475	510
	Citigroup Inc.	4.587%	12/15/15	500	545
	Citigroup Inc.	3.953%	6/15/16	855	919
	Citigroup Inc.	5.850%	8/2/16	190	217
	Citigroup Inc.	4.450%	1/10/17	370	410
	Citigroup Inc.	6.125%	11/21/17	990	1,179
[3,6,7] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Comerica Bank	5.700%	6/1/14	470	498
	Comerica Bank	5.750%	11/21/16	225	260
	Comerica Bank	5.200%	8/22/17	60	69
	Commonwealth Bank of Australia	1.950%	3/16/15	1,150	1,178
	Commonwealth Bank of Australia	1.250%	9/18/15	850	859
6	Commonwealth Bank of Australia	3.250%	3/17/16	800	853
	Commonwealth Bank of Australia	1.900%	9/18/17	675	690
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	1.850%	1/10/14	55	56
6	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	4.200%	5/13/14	360	377
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	2.125%	10/13/15	300	310
	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.375%	1/19/17	2,485	2,669

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Countrywide Financial Corp.	6.250%	5/15/16	630	695
	Credit Suisse	2.200%	1/14/14	150	152
	Credit Suisse	5.500%	5/1/14	1,700	1,810
	Credit Suisse	3.500%	3/23/15	1,004	1,059
	Credit Suisse USA Inc.	5.500%	8/15/13	250	257
	Credit Suisse USA Inc.	4.875%	1/15/15	467	504
	Credit Suisse USA Inc.	5.125%	8/15/15	1,225	1,357
	Credit Suisse USA Inc.	5.375%	3/2/16	825	926
	Credit Suisse USA Inc.	5.850%	8/16/16	950	1,093
	Deutsche Bank AG	3.875%	8/18/14	206	216
	Deutsche Bank AG	3.450%	3/30/15	815	861
	Deutsche Bank AG	3.250%	1/11/16	2,273	2,412
	Deutsche Bank AG	6.000%	9/1/17	1,700	2,042
	Deutsche Bank Financial LLC	5.375%	3/2/15	175	187
	Fifth Third Bank	4.750%	2/1/15	425	456
3	Fifth Third Capital Trust IV	6.500%	4/15/67	5	5
	First Horizon National Corp.	5.375%	12/15/15	1,025	1,119
	Goldman Sachs Group Inc.	5.250%	10/15/13	1,200	1,241
	Goldman Sachs Group Inc.	5.150%	1/15/14	495	516
	Goldman Sachs Group Inc.	6.000%	5/1/14	952	1,013
	Goldman Sachs Group Inc.	5.000%	10/1/14	425	453
	Goldman Sachs Group Inc.	5.125%	1/15/15	1,195	1,284
	Goldman Sachs Group Inc.	3.300%	5/3/15	550	573
	Goldman Sachs Group Inc.	3.700%	8/1/15	935	984
	Goldman Sachs Group Inc.	5.350%	1/15/16	609	672
	Goldman Sachs Group Inc.	3.625%	2/7/16	500	529
	Goldman Sachs Group Inc.	5.750%	10/1/16	1,000	1,134
	Goldman Sachs Group Inc.	5.625%	1/15/17	310	340
	Goldman Sachs Group Inc.	6.250%	9/1/17	970	1,137
	Goldman Sachs Group Inc.	5.950%	1/18/18	365	426
	HSBC Bank USA NA	4.625%	4/1/14	670	699
	HSBC Bank USA NA	6.000%	8/9/17	250	293
	HSBC USA Inc.	2.375%	2/13/15	2,410	2,476
	HSBC USA Inc.	1.625%	1/16/18	1,090	1,089
6	ING Bank NV	3.750%	3/7/17	360	381
	JPMorgan Chase & Co.	4.875%	3/15/14	800	835
	JPMorgan Chase & Co.	4.650%	6/1/14	241	254
	JPMorgan Chase & Co.	5.125%	9/15/14	662	703
	JPMorgan Chase & Co.	3.700%	1/20/15	633	666
	JPMorgan Chase & Co.	4.750%	3/1/15	440	474
	JPMorgan Chase & Co.	1.875%	3/20/15	875	890
	JPMorgan Chase & Co.	3.400%	6/24/15	685	721
5	JPMorgan Chase & Co.	1.502%	9/1/15	190	190
	JPMorgan Chase & Co.	5.150%	10/1/15	250	275
	JPMorgan Chase & Co.	1.100%	10/15/15	920	919
	JPMorgan Chase & Co.	2.600%	1/15/16	463	480
	JPMorgan Chase & Co.	3.450%	3/1/16	820	872
	JPMorgan Chase & Co.	3.150%	7/5/16	1,180	1,248
	JPMorgan Chase & Co.	2.000%	8/15/17	600	611
	JPMorgan Chase Bank NA	5.875%	6/13/16	250	283
	KeyBank NA	5.450%	3/3/16	300	336
	Lloyds TSB Bank plc	4.875%	1/21/16	2,161	2,381
	Lloyds TSB Bank plc	4.200%	3/28/17	1,550	1,718
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	600	725
3	Manufacturers & Traders Trust Co.	5.629%	12/1/21	245	251
	Mellon Funding Corp.	5.200%	5/15/14	200	212
	Mellon Funding Corp.	5.000%	12/1/14	165	178
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	715	758
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	410	438
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	760	835
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	117	127
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	736	868
	Morgan Stanley	2.875%	1/24/14	335	341
	Morgan Stanley	4.750%	4/1/14	1,169	1,209
	Morgan Stanley	6.000%	5/13/14	349	369
	Morgan Stanley	4.200%	11/20/14	665	694
	Morgan Stanley	4.100%	1/26/15	900	938
	Morgan Stanley	6.000%	4/28/15	665	722
	Morgan Stanley	4.000%	7/24/15	550	575
	Morgan Stanley	5.375%	10/15/15	670	728
	Morgan Stanley	3.450%	11/2/15	250	260

38

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	3.800%	4/29/16	1,030	1,079
	Morgan Stanley	5.750%	10/18/16	505	560
	Morgan Stanley	5.450%	1/9/17	1,235	1,367
	Morgan Stanley	4.750%	3/22/17	35	38
	Morgan Stanley	5.550%	4/27/17	615	681
	Morgan Stanley	6.250%	8/28/17	560	644
	Morgan Stanley	5.950%	12/28/17	295	333
	National Australia Bank Ltd.	2.000%	3/9/15	300	307
	National Australia Bank Ltd.	1.600%	8/7/15	250	253
	National Australia Bank Ltd.	2.750%	3/9/17	880	925
	National Bank of Canada	1.500%	6/26/15	800	812
	National Bank of Canada	1.450%	11/7/17	900	904
	National City Bank	5.250%	12/15/16	500	570
	National City Bank	5.800%	6/7/17	375	443
	National City Corp.	4.900%	1/15/15	750	809
6	Nordea Bank AB	3.125%	3/20/17	235	249
	PNC Bank NA	4.875%	9/21/17	365	418
	PNC Funding Corp.	5.400%	6/10/14	200	213
	PNC Funding Corp.	3.625%	2/8/15	800	846
	PNC Funding Corp.	4.250%	9/21/15	615	670
	PNC Funding Corp.	5.250%	11/15/15	656	733
	PNC Funding Corp.	2.700%	9/19/16	1,290	1,356
	Regions Bank	7.500%	5/15/18	500	596
	Regions Financial Corp.	5.750%	6/15/15	300	324
	Royal Bank of Canada	1.125%	1/15/14	305	307
	Royal Bank of Canada	1.450%	10/30/14	520	529
	Royal Bank of Canada	1.150%	3/13/15	500	505
	Royal Bank of Canada	0.800%	10/30/15	750	750
	Royal Bank of Canada	2.625%	12/15/15	120	127
	Royal Bank of Canada	2.875%	4/19/16	1,700	1,802
	Royal Bank of Canada	2.300%	7/20/16	1,500	1,565
	Royal Bank of Scotland Group plc	2.550%	9/18/15	2,250	2,303
	Royal Bank of Scotland plc	4.875%	3/16/15	1,120	1,203
	Royal Bank of Scotland plc	3.950%	9/21/15	1,001	1,064
	Royal Bank of Scotland plc	4.375%	3/16/16	2,394	2,604
	Santander Holdings USA Inc.	3.000%	9/24/15	360	367
	Santander Holdings USA Inc.	4.625%	4/19/16	200	211
6	Societe Generale SA	3.100%	9/14/15	100	103
6	Societe Generale SA	3.500%	1/15/16	320	331
	Societe Generale SA	2.750%	10/12/17	1,650	1,679
	SouthTrust Corp.	5.800%	6/15/14	680	721
	State Street Bank & Trust Co.	5.300%	1/15/16	190	212
	State Street Corp.	2.875%	3/7/16	1,100	1,175
	Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	350	354
	Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	1,180	1,203
	SunTrust Banks Inc.	3.600%	4/15/16	1,170	1,246
	SunTrust Banks Inc.	3.500%	1/20/17	345	369
	Svenska Handelsbanken AB	3.125%	7/12/16	601	640
	Svenska Handelsbanken AB	2.875%	4/4/17	650	687
	Toronto-Dominion Bank	2.500%	7/14/16	639	671
	Toronto-Dominion Bank	2.375%	10/19/16	1,790	1,882
	UBS AG	2.250%	1/28/14	650	659
	UBS AG	3.875%	1/15/15	1,090	1,149
	UBS AG	5.875%	7/15/16	350	392
	UBS AG	5.875%	12/20/17	1,605	1,904
	UBS AG	5.750%	4/25/18	855	1,012
	Union Bank NA	5.950%	5/11/16	1,100	1,250
	Union Bank NA	3.000%	6/6/16	625	663
	Union Bank NA	2.125%	6/16/17	670	686
	UnionBanCal Corp.	5.250%	12/16/13	250	260
	US Bancorp	1.375%	9/13/13	300	302
	US Bancorp	4.200%	5/15/14	129	135
	US Bancorp	2.450%	7/27/15	350	365
	US Bancorp	2.200%	11/15/16	675	703
	US Bancorp	1.650%	5/15/17	600	612
	US Bank NA	6.300%	2/4/14	1,450	1,537
	US Bank NA	4.950%	10/30/14	500	538
5	US Bank NA/Cincinnati OH	0.620%	10/14/14	180	180
3	US Bank NA/Cincinnati OH	3.778%	4/29/20	720	765
	Wachovia Bank NA	4.800%	11/1/14	400	429
	Wachovia Bank NA	4.875%	2/1/15	384	413

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wachovia Bank NA	5.000%	8/15/15	250	272
	Wachovia Bank NA	5.600%	3/15/16	250	281
	Wachovia Bank NA	6.000%	11/15/17	585	699
	Wachovia Corp.	4.875%	2/15/14	369	384
	Wachovia Corp.	5.250%	8/1/14	1,048	1,116
	Wachovia Corp.	5.625%	10/15/16	920	1,054
	Wachovia Corp.	5.750%	2/1/18	400	480
7	Washington Mutual Bank / Debt not
	acquired by JPMorgan	6.875%	6/15/11	517	1
	Wells Fargo & Co.	4.625%	4/15/14	321	337
	Wells Fargo & Co.	3.625%	4/15/15	380	403
	Wells Fargo & Co.	1.500%	7/1/15	1,765	1,789
	Wells Fargo & Co.	3.676%	6/15/16	1,500	1,618
	Wells Fargo & Co.	2.625%	12/15/16	635	668
	Wells Fargo & Co.	2.100%	5/8/17	530	546
	Wells Fargo & Co.	1.500%	1/16/18	250	250
	Wells Fargo Bank NA	4.750%	2/9/15	285	306
	Westpac Banking Corp.	1.850%	12/9/13	610	619
	Westpac Banking Corp.	4.200%	2/27/15	1,225	1,315
	Westpac Banking Corp.	3.000%	8/4/15	775	817
	Westpac Banking Corp.	1.125%	9/25/15	650	656
	Westpac Banking Corp.	3.000%	12/9/15	850	901
	Westpac Banking Corp.	2.000%	8/14/17	1,575	1,620

	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.650%	11/15/15	185	209
	Charles Schwab Corp.	0.850%	12/4/15	350	350
6	Charles Schwab Corp.	3.225%	9/1/22	250	253
	Franklin Resources Inc.	1.375%	9/15/17	350	351
	Franklin Resources Inc.	2.800%	9/15/22	125	126
	Jefferies Group Inc.	5.875%	6/8/14	50	52
	Jefferies Group Inc.	3.875%	11/9/15	300	309
	Jefferies Group Inc.	5.125%	4/13/18	120	126
7	Lehman Brothers Holdings
	E-Capital Trust I	3.589%	8/19/65	210	—
	TD Ameritrade Holding Corp.	4.150%	12/1/14	400	425

	Finance Companies (2.0%)
	General Electric Capital Corp.	5.900%	5/13/14	20	21
	General Electric Capital Corp.	5.500%	6/4/14	350	374
	General Electric Capital Corp.	4.750%	9/15/14	242	258
	General Electric Capital Corp.	3.750%	11/14/14	850	897
	General Electric Capital Corp.	2.150%	1/9/15	1,215	1,247
	General Electric Capital Corp.	1.625%	7/2/15	595	606
	General Electric Capital Corp.	4.375%	9/21/15	260	283
	General Electric Capital Corp.	2.250%	11/9/15	485	501
	General Electric Capital Corp.	1.000%	12/11/15	170	171
	General Electric Capital Corp.	5.000%	1/8/16	595	662
	General Electric Capital Corp.	2.950%	5/9/16	600	631
	General Electric Capital Corp.	3.350%	10/17/16	1,445	1,550
	General Electric Capital Corp.	2.900%	1/9/17	725	764
	General Electric Capital Corp.	2.300%	4/27/17	1,210	1,253
	General Electric Capital Corp.	5.625%	9/15/17	265	313
	General Electric Capital Corp.	1.600%	11/20/17	710	710
3	General Electric Capital Corp.	6.375%	11/15/67	375	395
	HSBC Finance Corp.	5.250%	1/15/14	1,725	1,797
	HSBC Finance Corp.	5.250%	4/15/15	600	651
	HSBC Finance Corp.	5.000%	6/30/15	1,104	1,201
	HSBC Finance Corp.	5.500%	1/19/16	1,882	2,102
5	HSBC Finance Corp.	0.740%	6/1/16	400	389
	SLM Corp.	5.375%	5/15/14	400	420
	SLM Corp.	5.050%	11/14/14	550	577
	SLM Corp.	3.875%	9/10/15	730	748
	SLM Corp.	6.250%	1/25/16	840	914
	SLM Corp.	6.000%	1/25/17	625	680
	SLM Corp.	4.625%	9/25/17	235	241
6	USAA Capital Corp.	3.500%	7/17/14	240	250
6	USAA Capital Corp.	1.050%	9/30/14	440	443
6	USAA Capital Corp.	2.250%	12/13/16	260	270

39

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Insurance (2.8%)
	ACE INA Holdings Inc.	5.875%	6/15/14	799	858
	ACE INA Holdings Inc.	5.600%	5/15/15	460	510
	ACE INA Holdings Inc.	2.600%	11/23/15	660	694
	ACE INA Holdings Inc.	5.700%	2/15/17	580	681
	Aegon NV	4.750%	6/1/13	193	196
	Aetna Inc.	6.000%	6/15/16	560	650
	Aetna Inc.	1.750%	5/15/17	125	127
	Aetna Inc.	1.500%	11/15/17	400	401
	Aflac Inc.	3.450%	8/15/15	300	320
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	530	626
	American International Group Inc.	4.250%	9/15/14	484	510
	American International Group Inc.	2.375%	8/24/15	250	254
	American International Group Inc.	5.050%	10/1/15	670	740
	American International Group Inc.	4.875%	9/15/16	838	936
	American International Group Inc.	5.600%	10/18/16	300	343
	American International Group Inc.	3.800%	3/22/17	555	600
	American International Group Inc.	5.450%	5/18/17	365	418
	Axis Capital Holdings Ltd.	5.750%	12/1/14	1,295	1,389
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	100	103
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	500	516
	Berkshire Hathaway Finance Corp.	1.500%	1/10/14	600	606
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	350	374
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	610	640
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	250	255
	Berkshire Hathaway Inc.	3.200%	2/11/15	215	226
	Berkshire Hathaway Inc.	2.200%	8/15/16	125	130
	Berkshire Hathaway Inc.	1.900%	1/31/17	730	752
	Cigna Corp.	2.750%	11/15/16	175	184
	CNA Financial Corp.	5.850%	12/15/14	270	293
	CNA Financial Corp.	6.500%	8/15/16	505	583
	CNA Financial Corp.	7.350%	11/15/19	100	125
	Coventry Health Care Inc.	6.125%	1/15/15	650	711
	Genworth Financial Inc.	5.750%	6/15/14	181	189
	Hartford Financial Services Group Inc.	4.000%	3/30/15	200	211
	Hartford Financial Services Group Inc.	5.375%	3/15/17	150	169
	Hartford Financial Services Group Inc.	4.000%	10/15/17	68	74
	Jefferson-Pilot Corp.	4.750%	1/30/14	220	228
	Manulife Financial Corp.	3.400%	9/17/15	380	400
6	MassMutual Global Funding II	3.125%	4/14/16	375	397
6	MassMutual Global Funding II	2.500%	10/17/22	225	222
	MetLife Inc.	2.375%	2/6/14	875	892
	MetLife Inc.	6.750%	6/1/16	990	1,173
	MetLife Inc.	1.756%	12/15/17	400	406
6	Metropolitan Life Global Funding I	2.000%	1/10/14	1,000	1,014
6	New York Life Global Funding	1.300%	10/30/17	425	427
	Principal Financial Group Inc.	1.850%	11/15/17	400	402
6	Principal Life Global Funding I	5.050%	3/15/15	250	271
6	Principal Life Global Funding II	1.000%	12/11/15	500	501
	Prudential Financial Inc.	5.100%	9/20/14	250	268
	Prudential Financial Inc.	6.200%	1/15/15	310	342
	Prudential Financial Inc.	4.750%	9/17/15	800	878
	Prudential Financial Inc.	3.000%	5/12/16	275	290
	Reinsurance Group of America Inc.	5.625%	3/15/17	175	198
	Transatlantic Holdings Inc.	5.750%	12/14/15	1,050	1,162
	Travelers Cos. Inc.	6.250%	6/20/16	245	288
	Travelers Cos. Inc.	5.750%	12/15/17	256	311
	UnitedHealth Group Inc.	5.000%	8/15/14	340	361
	UnitedHealth Group Inc.	1.400%	10/15/17	635	638
	WellPoint Inc.	5.250%	1/15/16	155	173
	WellPoint Inc.	5.875%	6/15/17	260	308
	Willis North America Inc.	6.200%	3/28/17	245	279
	XL Group plc	5.250%	9/15/14	1,199	1,277

	Other Finance (0.1%)
6	LeasePlan Corp. NV	3.000%	10/23/17	250	252
	NYSE Euronext	2.000%	10/5/17	480	488
	ORIX Corp.	3.750%	3/9/17	500	528

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (1.5%)
Boston Properties LP	5.625%	4/15/15	120	132
Brandywine Operating Partnership LP	5.400%	11/1/14	150	160
Brandywine Operating Partnership LP	5.700%	5/1/17	225	255
Brandywine Operating Partnership LP	4.950%	4/15/18	250	274
Camden Property Trust	5.000%	6/15/15	190	207
DDR Corp.	5.500%	5/1/15	655	713
DDR Corp.	4.750%	4/15/18	45	50
Digital Realty Trust LP	4.500%	7/15/15	1,368	1,458
Duke Realty LP	7.375%	2/15/15	125	139
Duke Realty LP	5.950%	2/15/17	117	134
ERP Operating LP	6.584%	4/13/15	199	223
ERP Operating LP	5.125%	3/15/16	420	469
ERP Operating LP	5.375%	8/1/16	360	409
HCP Inc.	2.700%	2/1/14	450	457
HCP Inc.	3.750%	2/1/16	570	604
HCP Inc.	6.000%	1/30/17	250	288
Health Care REIT Inc.	5.875%	5/15/15	145	160
Health Care REIT Inc.	3.625%	3/15/16	507	536
Health Care REIT Inc.	4.700%	9/15/17	120	134
Health Care REIT Inc.	2.250%	3/15/18	350	349
Health Care REIT Inc.	4.125%	4/1/19	272	292
Hospitality Properties Trust	7.875%	8/15/14	300	321
Hospitality Properties Trust	6.300%	6/15/16	125	137
Kilroy Realty LP	5.000%	11/3/15	200	219
Kilroy Realty LP	4.800%	7/15/18	185	206
Kimco Realty Corp.	5.783%	3/15/16	380	426
ProLogis LP	6.250%	3/15/17	205	235
ProLogis LP	4.500%	8/15/17	200	217
ProLogis LP	6.625%	5/15/18	125	151
Realty Income Corp.	2.000%	1/31/18	500	500
Regency Centers LP	5.875%	6/15/17	325	375
Senior Housing Properties Trust	4.300%	1/15/16	300	310
Simon Property Group LP	5.100%	6/15/15	285	314
Simon Property Group LP	6.100%	5/1/16	165	190
Simon Property Group LP	5.250%	12/1/16	140	160
Simon Property Group LP	2.800%	1/30/17	892	943
Simon Property Group LP	5.875%	3/1/17	125	147
Simon Property Group LP	2.150%	9/15/17	1,500	1,555
Simon Property Group LP	6.125%	5/30/18	350	425
Tanger Properties LP	6.150%	11/15/15	490	558
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	500	499
				278,578
Industrial (30.0%)
Basic Industry (2.4%)
Air Products & Chemicals Inc.	4.150%	2/1/13	300	301
Air Products & Chemicals Inc.	2.000%	8/2/16	240	249
Air Products & Chemicals Inc.	1.200%	10/15/17	240	240
Alcoa Inc.	6.750%	7/15/18	250	285
ArcelorMittal	5.375%	6/1/13	963	975
ArcelorMittal	9.500%	2/15/15	475	527
ArcelorMittal	4.250%	8/5/15	420	425
ArcelorMittal	4.250%	3/1/16	122	124
ArcelorMittal	5.000%	2/25/17	471	474
Barrick Gold Corp.	1.750%	5/30/14	960	974
Barrick Gold Corp.	2.900%	5/30/16	650	683
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	175	177
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	1,100	1,169
BHP Billiton Finance USA Ltd.	1.125%	11/21/14	1,225	1,241
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	716	740
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	940	962
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	110	129
Celulosa Arauco y Constitucion SA	5.125%	7/9/13	120	122
CF Industries Inc.	6.875%	5/1/18	169	206
Eastman Chemical Co.	2.400%	6/1/17	1,138	1,180
Ecolab Inc.	2.375%	12/8/14	385	396
Ecolab Inc.	3.000%	12/8/16	583	621
Ecolab Inc.	1.450%	12/8/17	340	339
EI du Pont de Nemours & Co.	5.875%	1/15/14	8	8
EI du Pont de Nemours & Co.	1.950%	1/15/16	860	887
EI du Pont de Nemours & Co.	2.750%	4/1/16	101	107

40

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	EI du Pont de Nemours & Co.	5.250%	12/15/16	413	477
	EI du Pont de Nemours & Co.	6.000%	7/15/18	247	305
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	255	254
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	180	181
	International Paper Co.	5.300%	4/1/15	250	271
	International Paper Co.	7.950%	6/15/18	175	226
	Praxair Inc.	4.625%	3/30/15	996	1,085
	Praxair Inc.	5.375%	11/1/16	150	174
	Praxair Inc.	5.200%	3/15/17	337	394
	Praxair Inc.	1.050%	11/7/17	180	180
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	2,390	2,649
	Rio Tinto Finance USA Ltd.	1.875%	11/2/15	695	714
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	945	985
	Rio Tinto Finance USA plc	2.000%	3/22/17	550	565
	Rio Tinto Finance USA plc	1.625%	8/21/17	580	587
	Rohm & Haas Co.	6.000%	9/15/17	120	143
	RPM International Inc.	3.450%	11/15/22	150	148
	Teck Resources Ltd.	5.375%	10/1/15	120	133
	Vale Overseas Ltd.	6.250%	1/11/16	390	439
	Vale Overseas Ltd.	6.250%	1/23/17	894	1,029
6	Xstrata Finance Canada Ltd.	1.800%	10/23/15	720	724
6	Xstrata Finance Canada Ltd.	3.600%	1/15/17	400	423

	Capital Goods (3.0%)
	3M Co.	1.000%	6/26/17	380	381
	ABB Finance USA Inc.	1.625%	5/8/17	370	374
6	ABB Treasury Center USA Inc.	2.500%	6/15/16	350	364
	Boeing Capital Corp.	2.125%	8/15/16	190	198
	Boeing Co.	3.500%	2/15/15	250	265
	Case New Holland Inc.	7.750%	9/1/13	1,020	1,061
	Caterpillar Financial Services Corp.	4.900%	8/15/13	450	462
	Caterpillar Financial Services Corp.	6.200%	9/30/13	1,800	1,877
	Caterpillar Financial Services Corp.	6.125%	2/17/14	940	999
	Caterpillar Financial Services Corp.	1.650%	4/1/14	625	634
5	Caterpillar Financial Services Corp.	0.660%	2/9/15	630	633
	Caterpillar Financial Services Corp.	4.750%	2/17/15	130	141
	Caterpillar Financial Services Corp.	1.100%	5/29/15	240	242
	Caterpillar Financial Services Corp.	2.750%	6/24/15	250	262
	Caterpillar Financial Services Corp.	2.650%	4/1/16	335	352
	Caterpillar Financial Services Corp.	2.050%	8/1/16	475	492
	Caterpillar Financial Services Corp.	1.625%	6/1/17	115	117
	Caterpillar Financial Services Corp.	1.250%	11/6/17	275	275
	Caterpillar Inc.	1.500%	6/26/17	250	252
	CRH America Inc.	5.300%	10/15/13	475	491
	CRH America Inc.	4.125%	1/15/16	950	995
	Danaher Corp.	1.300%	6/23/14	325	329
	Danaher Corp.	2.300%	6/23/16	582	610
	Eaton Corp. plc	5.950%	3/20/14	250	265
	Emerson Electric Co.	5.625%	11/15/13	200	209
	Emerson Electric Co.	4.125%	4/15/15	230	248
	General Dynamics Corp.	1.375%	1/15/15	705	716
	General Dynamics Corp.	1.000%	11/15/17	1,300	1,296
	General Electric Co.	0.850%	10/9/15	370	371
	General Electric Co.	5.250%	12/6/17	2,210	2,605
	Harsco Corp.	2.700%	10/15/15	750	757
	Illinois Tool Works Inc.	5.150%	4/1/14	565	598
	Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	455	470
	Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	725	803
	John Deere Capital Corp.	4.900%	9/9/13	500	515
	John Deere Capital Corp.	1.250%	12/2/14	1,075	1,089
	John Deere Capital Corp.	2.950%	3/9/15	550	576
	John Deere Capital Corp.	0.875%	4/17/15	125	125
	John Deere Capital Corp.	0.950%	6/29/15	425	428
	John Deere Capital Corp.	0.700%	9/4/15	150	150
	John Deere Capital Corp.	2.250%	6/7/16	650	678
	John Deere Capital Corp.	1.850%	9/15/16	900	927
	John Deere Capital Corp.	2.000%	1/13/17	320	332
	John Deere Capital Corp.	1.400%	3/15/17	510	516
	John Deere Capital Corp.	2.800%	9/18/17	160	171
	John Deere Capital Corp.	1.200%	10/10/17	360	361
	L-3 Communications Corp.	3.950%	11/15/16	860	932

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Lockheed Martin Corp.	2.125%	9/15/16	375	389
	Mohawk Industries Inc.	6.375%	1/15/16	175	197
	Precision Castparts Corp.	0.700%	12/20/15	460	460
	Precision Castparts Corp.	1.250%	1/15/18	910	912
	Roper Industries Inc.	1.850%	11/15/17	240	241
	United Technologies Corp.	4.875%	5/1/15	100	110
	United Technologies Corp.	1.200%	6/1/15	350	355
	United Technologies Corp.	1.800%	6/1/17	1,520	1,559
	United Technologies Corp.	5.375%	12/15/17	161	191
	Waste Management Inc.	6.375%	3/11/15	250	279
	Waste Management Inc.	2.600%	9/1/16	230	242

	Communication (5.4%)
	America Movil SAB de CV	5.500%	3/1/14	870	917
	America Movil SAB de CV	5.750%	1/15/15	485	532
	America Movil SAB de CV	3.625%	3/30/15	1,050	1,113
	America Movil SAB de CV	2.375%	9/8/16	1,790	1,868
	America Movil SAB de CV	5.625%	11/15/17	270	324
	American Tower Corp.	4.625%	4/1/15	125	133
	AT&T Inc.	5.100%	9/15/14	1,275	1,370
	AT&T Inc.	0.875%	2/13/15	750	752
	AT&T Inc.	2.500%	8/15/15	1,185	1,236
	AT&T Inc.	0.800%	12/1/15	100	100
	AT&T Inc.	2.950%	5/15/16	550	581
	AT&T Inc.	5.625%	6/15/16	620	712
	AT&T Inc.	2.400%	8/15/16	1,335	1,392
	AT&T Inc.	1.600%	2/15/17	820	831
	AT&T Inc.	1.700%	6/1/17	680	690
	AT&T Inc.	1.400%	12/1/17	600	601
	AT&T Inc.	5.500%	2/1/18	175	208
	BellSouth Corp.	5.200%	9/15/14	875	938
6	British Sky Broadcasting Group plc	6.100%	2/15/18	130	156
6	British Sky Broadcasting Group plc	9.500%	11/15/18	320	445
6	BSKYB Finance UK plc	5.625%	10/15/15	125	140
	CBS Corp.	1.950%	7/1/17	420	429
	Cellco Partnership / Verizon Wireless
	Capital LLC	7.375%	11/15/13	1,170	1,238
	Cellco Partnership / Verizon Wireless
	Capital LLC	5.550%	2/1/14	1,790	1,880
	CenturyLink Inc.	5.000%	2/15/15	250	264
	Comcast Corp.	5.300%	1/15/14	500	524
	Comcast Corp.	6.500%	1/15/15	1,240	1,382
	Comcast Corp.	5.850%	11/15/15	425	483
	Comcast Corp.	6.500%	1/15/17	420	505
	COX Communications Inc.	5.450%	12/15/14	126	140
	Deutsche Telekom International
	Finance BV	5.875%	8/20/13	410	424
	Deutsche Telekom International
	Finance BV	4.875%	7/8/14	100	106
6	Deutsche Telekom International
	Finance BV	3.125%	4/11/16	440	464
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.750%	10/1/14	100	107
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.550%	3/15/15	1,470	1,546
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.125%	2/15/16	450	471
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.500%	3/1/16	765	809
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	2.400%	3/15/17	520	532
	Discovery Communications LLC	3.700%	6/1/15	1,065	1,133
	Embarq Corp.	7.082%	6/1/16	250	292
	France Telecom SA	4.375%	7/8/14	1,060	1,116
	France Telecom SA	2.125%	9/16/15	900	927
	France Telecom SA	2.750%	9/14/16	650	681
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	350	379
	NBCUniversal Media LLC	2.100%	4/1/14	800	814
	NBCUniversal Media LLC	3.650%	4/30/15	675	718
	NBCUniversal Media LLC	2.875%	4/1/16	1,145	1,206
	News America Inc.	5.300%	12/15/14	450	490

41

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Omnicom Group Inc.	5.900%	4/15/16	375	427
	Qwest Corp.	7.500%	10/1/14	475	520
	Qwest Corp.	6.500%	6/1/17	160	187
	Reed Elsevier Capital Inc.	7.750%	1/15/14	200	214
	Rogers Communications Inc.	6.375%	3/1/14	250	266
	Rogers Communications Inc.	7.500%	3/15/15	250	286
	TCI Communications Inc.	8.750%	8/1/15	240	287
	Telecom Italia Capital SA	5.250%	11/15/13	260	267
	Telecom Italia Capital SA	6.175%	6/18/14	490	519
	Telecom Italia Capital SA	4.950%	9/30/14	1,260	1,320
	Telecom Italia Capital SA	5.250%	10/1/15	695	740
	Telefonica Emisiones SAU	4.949%	1/15/15	505	529
	Telefonica Emisiones SAU	3.729%	4/27/15	140	145
	Telefonica Emisiones SAU	3.992%	2/16/16	475	496
	Telefonica Emisiones SAU	6.421%	6/20/16	480	533
	Telefonos de Mexico SAB de CV	5.500%	1/27/15	125	135
	Thomson Reuters Corp.	5.950%	7/15/13	1,750	1,794
	Thomson Reuters Corp.	5.700%	10/1/14	575	622
	Time Warner Cable Inc.	8.250%	2/14/14	160	173
	Time Warner Cable Inc.	7.500%	4/1/14	625	677
	Time Warner Cable Inc.	3.500%	2/1/15	625	660
	Time Warner Cable Inc.	5.850%	5/1/17	940	1,108
	Verizon Communications Inc.	1.250%	11/3/14	1,400	1,420
	Verizon Communications Inc.	4.900%	9/15/15	200	222
	Verizon Communications Inc.	0.700%	11/2/15	625	625
	Verizon Communications Inc.	5.550%	2/15/16	780	889
	Verizon Communications Inc.	2.000%	11/1/16	1,200	1,243
	Verizon Communications Inc.	5.500%	4/1/17	325	383
	Verizon Communications Inc.	1.100%	11/1/17	325	324
	Vodafone Group plc	4.150%	6/10/14	1,715	1,799
	Vodafone Group plc	5.375%	1/30/15	200	219
	Vodafone Group plc	2.875%	3/16/16	950	1,005
	Vodafone Group plc	5.625%	2/27/17	450	530
	Vodafone Group plc	1.625%	3/20/17	890	906
	Vodafone Group plc	1.250%	9/26/17	1,075	1,078
	WPP Finance UK	8.000%	9/15/14	120	133

	Consumer Cyclical (4.6%)
	Amazon.com Inc.	0.650%	11/27/15	960	958
	Amazon.com Inc.	1.200%	11/29/17	360	358
6	American Honda Finance Corp.	6.700%	10/1/13	600	627
6	American Honda Finance Corp.	3.500%	3/16/15	190	201
6	American Honda Finance Corp.	2.500%	9/21/15	340	354
6	American Honda Finance Corp.	2.125%	2/28/17	370	380
6	American Honda Finance Corp.	1.500%	9/11/17	267	267
	Carnival Corp.	1.875%	12/15/17	350	350
	Costco Wholesale Corp.	0.650%	12/7/15	550	553
	Costco Wholesale Corp.	1.125%	12/15/17	650	656
	CVS Caremark Corp.	3.250%	5/18/15	430	455
	CVS Caremark Corp.	5.750%	6/1/17	747	890
[3,6]	CVS Pass-Through Trust	6.117%	1/10/13	353	354
6	Daimler Finance North America LLC	2.300%	1/9/15	520	532
6	Daimler Finance North America LLC	2.400%	4/10/17	260	268
	Darden Restaurants Inc.	6.200%	10/15/17	275	327
	eBay Inc.	1.625%	10/15/15	392	403
	eBay Inc.	1.350%	7/15/17	445	449
6	Experian Finance plc	2.375%	6/15/17	540	547
	Ford Motor Credit Co. LLC	3.875%	1/15/15	1,017	1,060
	Ford Motor Credit Co. LLC	7.000%	4/15/15	1,286	1,437
	Ford Motor Credit Co. LLC	2.750%	5/15/15	844	861
	Ford Motor Credit Co. LLC	5.625%	9/15/15	402	440
	Ford Motor Credit Co. LLC	2.500%	1/15/16	420	427
	Ford Motor Credit Co. LLC	4.207%	4/15/16	594	633
	Ford Motor Credit Co. LLC	3.984%	6/15/16	750	791
	Ford Motor Credit Co. LLC	8.000%	12/15/16	535	644
	Ford Motor Credit Co. LLC	4.250%	2/3/17	345	369
	Ford Motor Credit Co. LLC	3.000%	6/12/17	625	643
	Ford Motor Credit Co. LLC	6.625%	8/15/17	541	630
	Ford Motor Credit Co. LLC	5.000%	5/15/18	320	353
6	Harley-Davidson Financial Services Inc.	1.150%	9/15/15	400	400
6	Harley-Davidson Financial Services Inc.	3.875%	3/15/16	307	330

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	415	430
6	Harley-Davidson Funding Corp.	5.750%	12/15/14	610	664
	Historic TW Inc.	9.125%	1/15/13	840	842
	Home Depot Inc.	5.400%	3/1/16	2,020	2,308
6	Hyundai Capital America	3.750%	4/6/16	280	296
6	Hyundai Capital Services Inc.	4.375%	7/27/16	480	517
6	Kia Motors Corp.	3.625%	6/14/16	271	284
	Lowe’s Cos. Inc.	1.625%	4/15/17	921	943
	Macy’s Retail Holdings Inc.	7.875%	7/15/15	393	458
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	359	422
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	619	765
	Marriott International Inc.	6.375%	6/15/17	180	211
6	Nissan Motor Acceptance Corp.	3.250%	1/30/13	1,030	1,032
6	Nissan Motor Acceptance Corp.	4.500%	1/30/15	749	799
6	Nissan Motor Acceptance Corp.	1.950%	9/12/17	340	344
	Nordstrom Inc.	6.750%	6/1/14	202	219
	Nordstrom Inc.	6.250%	1/15/18	180	219
5	PACCAR Financial Corp.	0.665%	4/5/13	1,275	1,276
	PACCAR Financial Corp.	1.550%	9/29/14	1,100	1,120
	PACCAR Financial Corp.	0.750%	8/14/15	320	320
	TJX Cos. Inc.	4.200%	8/15/15	140	152
	Toll Brothers Finance Corp.	5.150%	5/15/15	370	395
	Toyota Motor Credit Corp.	1.250%	11/17/14	417	423
	Toyota Motor Credit Corp.	1.000%	2/17/15	1,080	1,086
	Toyota Motor Credit Corp.	0.875%	7/17/15	665	668
	Toyota Motor Credit Corp.	2.800%	1/11/16	509	536
	Toyota Motor Credit Corp.	2.000%	9/15/16	876	907
	Toyota Motor Credit Corp.	2.050%	1/12/17	740	763
	Toyota Motor Credit Corp.	1.750%	5/22/17	890	912
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	902
	Viacom Inc.	2.500%	12/15/16	280	293
6	Volkswagen International Finance NV	1.625%	8/12/13	475	478
6	Volkswagen International Finance NV	1.875%	4/1/14	1,140	1,153
6	Volkswagen International Finance NV	2.375%	3/22/17	380	392
6	Volkswagen International Finance NV	1.600%	11/20/17	340	338
	Wal-Mart Stores Inc.	1.625%	4/15/14	440	447
	Wal-Mart Stores Inc.	2.875%	4/1/15	1,380	1,452
	Wal-Mart Stores Inc.	1.500%	10/25/15	450	463
	Wal-Mart Stores Inc.	2.800%	4/15/16	480	512
	Wal-Mart Stores Inc.	5.375%	4/5/17	989	1,170
	Walgreen Co.	1.000%	3/13/15	1,224	1,225
	Walgreen Co.	1.800%	9/15/17	477	480
6	Wesfarmers Ltd.	2.983%	5/18/16	180	188
	Western Union Co.	6.500%	2/26/14	665	707
	Western Union Co.	5.930%	10/1/16	400	439
	Wyndham Worldwide Corp.	2.950%	3/1/17	200	205
	Wyndham Worldwide Corp.	5.750%	2/1/18	180	200

	Consumer Noncyclical (7.4%)
6	AbbVie Inc.	1.200%	11/6/15	1,225	1,233
6	AbbVie Inc.	1.750%	11/6/17	1,375	1,388
	Allergan Inc.	5.750%	4/1/16	372	428
	Altria Group Inc.	8.500%	11/10/13	937	998
	Altria Group Inc.	4.125%	9/11/15	908	986
	AmerisourceBergen Corp.	5.875%	9/15/15	222	251
	Amgen Inc.	1.875%	11/15/14	1,430	1,464
	Amgen Inc.	2.300%	6/15/16	510	531
	Amgen Inc.	2.125%	5/15/17	1,301	1,350
	Anheuser-Busch Cos. Inc	5.050%	10/15/16	125	142
	Anheuser-Busch Cos. Inc.	5.000%	1/15/15	181	197
	Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	1,000	1,013
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	495	537
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	595	636
	Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	526	560
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	940	942
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,365	1,448
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	890	898
	AstraZeneca plc	5.400%	6/1/14	500	535
	AstraZeneca plc	5.900%	9/15/17	575	699
	AstraZeneca plc	1.950%	9/18/19	260	263
	Baxter International Inc.	5.375%	6/1/18	255	306

42

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Becton Dickinson & Co.	1.750%	11/8/16	505	519
	Biogen Idec Inc.	6.000%	3/1/13	895	903
	Boston Scientific Corp.	5.450%	6/15/14	130	138
	Boston Scientific Corp.	4.500%	1/15/15	950	1,010
	Boston Scientific Corp.	6.250%	11/15/15	270	305
	Boston Scientific Corp.	6.400%	6/15/16	370	427
	Bottling Group LLC	6.950%	3/15/14	250	269
	Bottling Group LLC	5.500%	4/1/16	826	946
	Bristol-Myers Squibb Co.	0.875%	8/1/17	500	496
	Brown-Forman Corp.	1.000%	1/15/18	130	130
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	100	108
	Cardinal Health Inc.	5.500%	6/15/13	100	102
	Cardinal Health Inc.	1.900%	6/15/17	170	173
	CareFusion Corp.	5.125%	8/1/14	360	382
	Celgene Corp.	2.450%	10/15/15	910	946
	Celgene Corp.	1.900%	8/15/17	230	234
	Church & Dwight Co. Inc.	3.350%	12/15/15	240	253
	Clorox Co.	5.000%	3/1/13	75	76
6	Coca-Cola Amatil Ltd.	3.250%	11/2/14	160	167
	Coca-Cola Co.	0.750%	11/15/13	750	753
	Coca-Cola Co.	3.625%	3/15/14	400	415
	Coca-Cola Co.	1.500%	11/15/15	465	477
	Coca-Cola Co.	1.800%	9/1/16	1,330	1,373
	Coca-Cola Refreshments USA Inc.	5.000%	8/15/13	500	515
	Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	475	512
	Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	100	108
	Covidien International Finance SA	6.000%	10/15/17	251	304
	CR Bard Inc.	2.875%	1/15/16	520	545
	Delhaize Group SA	6.500%	6/15/17	330	375
	Diageo Capital plc	7.375%	1/15/14	80	86
	Diageo Capital plc	1.500%	5/11/17	950	964
	Express Scripts Holding Co.	6.250%	6/15/14	495	533
6	Express Scripts Holding Co.	2.750%	11/21/14	570	589
6	Express Scripts Holding Co.	2.100%	2/12/15	780	796
	Express Scripts Holding Co.	3.125%	5/15/16	660	696
6	Express Scripts Holding Co.	3.500%	11/15/16	720	772
6	Express Scripts Holding Co.	2.650%	2/15/17	917	953
	Genentech Inc.	4.750%	7/15/15	420	462
	Gilead Sciences Inc.	2.400%	12/1/14	520	535
	Gilead Sciences Inc.	3.050%	12/1/16	430	460
	GlaxoSmithKline Capital plc	0.750%	5/8/15	390	391
	GlaxoSmithKline Capital plc	1.500%	5/8/17	1,850	1,880
	HJ Heinz Co.	2.000%	9/12/16	210	217
	Hospira Inc.	5.900%	6/15/14	150	160
	Hospira Inc.	6.050%	3/30/17	165	192
	Kellogg Co.	4.250%	3/6/13	75	76
	Kellogg Co.	1.750%	5/17/17	260	264
	Koninklijke Philips Electronics NV	5.750%	3/11/18	619	752
6	Kraft Foods Group Inc.	1.625%	6/4/15	375	382
6	Kraft Foods Group Inc.	2.250%	6/5/17	660	684
	Kroger Co.	7.500%	1/15/14	375	401
	Kroger Co.	2.200%	1/15/17	185	191
	Laboratory Corp. of America Holdings	2.200%	8/23/17	250	256
	Life Technologies Corp.	4.400%	3/1/15	400	427
	Lorillard Tobacco Co.	3.500%	8/4/16	905	958
	Lorillard Tobacco Co.	2.300%	8/21/17	480	487
	McKesson Corp.	6.500%	2/15/14	320	341
	McKesson Corp.	0.950%	12/4/15	600	601
	McKesson Corp.	3.250%	3/1/16	320	343
	Mead Johnson Nutrition Co.	3.500%	11/1/14	400	418
	Medco Health Solutions Inc.	6.125%	3/15/13	440	445
	Medco Health Solutions Inc.	2.750%	9/15/15	230	240
	Medtronic Inc.	4.500%	3/15/14	250	262
	Medtronic Inc.	3.000%	3/15/15	135	142
	Merck & Co. Inc.	4.750%	3/1/15	150	164
	Merck & Co. Inc.	4.000%	6/30/15	869	945
	Merck & Co. Inc.	2.250%	1/15/16	1,149	1,198
	Mondelez International Inc.	6.750%	2/19/14	655	699
	Mondelez International Inc.	4.125%	2/9/16	420	457
	Mondelez International Inc.	6.500%	8/11/17	470	573
	Mondelez International Inc.	6.125%	8/23/18	225	276

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Newell Rubbermaid Inc.	2.050%	12/1/17	120	121
	Novartis Capital Corp.	4.125%	2/10/14	500	520
	Novartis Capital Corp.	2.900%	4/24/15	955	1,005
	PepsiAmericas Inc.	4.375%	2/15/14	375	391
	PepsiCo Inc.	0.875%	10/25/13	280	281
	PepsiCo Inc.	3.750%	3/1/14	608	630
	PepsiCo Inc.	0.800%	8/25/14	445	447
	PepsiCo Inc.	3.100%	1/15/15	350	368
	PepsiCo Inc.	0.750%	3/5/15	505	507
	PepsiCo Inc.	2.500%	5/10/16	535	563
	PepsiCo Inc.	1.250%	8/13/17	1,160	1,164
6	Pernod-Ricard SA	2.950%	1/15/17	75	79
	Pfizer Inc.	4.500%	2/15/14	100	105
	Pfizer Inc.	5.350%	3/15/15	1,425	1,570
	Philip Morris International Inc.	6.875%	3/17/14	315	339
	Philip Morris International Inc.	2.500%	5/16/16	1,235	1,297
	Philip Morris International Inc.	1.125%	8/21/17	475	474
	Procter & Gamble Co.	3.500%	2/15/15	40	42
	Procter & Gamble Co.	4.850%	12/15/15	75	84
	Procter & Gamble Co.	1.450%	8/15/16	544	555
	Reynolds American Inc.	1.050%	10/30/15	160	160
	Reynolds American Inc.	7.625%	6/1/16	405	485
	Reynolds American Inc.	6.750%	6/15/17	71	86
6	Roche Holdings Inc.	5.000%	3/1/14	64	67
6	Roche Holdings Inc.	6.000%	3/1/19	500	623
	Safeway Inc.	6.250%	3/15/14	250	264
	Safeway Inc.	3.400%	12/1/16	390	403
	Sanofi	1.200%	9/30/14	1,010	1,024
	Sanofi	2.625%	3/29/16	1,205	1,269
	St. Jude Medical Inc.	2.200%	9/15/13	255	258
	St. Jude Medical Inc.	3.750%	7/15/14	500	523
	St. Jude Medical Inc.	2.500%	1/15/16	375	389
	Stryker Corp.	3.000%	1/15/15	170	178
	Stryker Corp.	2.000%	9/30/16	750	782
6	Takeda Pharmaceutical Co. Ltd.	1.031%	3/17/15	970	975
6	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	660	669
6	Tesco plc	2.000%	12/5/14	390	398
6	Tesco plc	2.700%	1/5/17	200	208
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	255	266
	Teva Pharmaceutical Finance II BV /
	Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	900	946
	Teva Pharmaceutical Finance IV LLC	1.700%	11/10/14	990	1,011
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	510	541
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	355	369
	Tyson Foods Inc.	6.600%	4/1/16	390	445
	Unilever Capital Corp.	0.450%	7/30/15	725	722
	Unilever Capital Corp.	2.750%	2/10/16	125	132
	Unilever Capital Corp.	0.850%	8/2/17	785	776
	Watson Pharmaceuticals Inc.	1.875%	10/1/17	480	486
	Wyeth LLC	5.500%	2/1/14	1,375	1,449
	Wyeth LLC	5.500%	2/15/16	255	291
	Wyeth LLC	5.450%	4/1/17	80	95

	Energy (3.9%)
	Anadarko Petroleum Corp.	7.625%	3/15/14	390	420
	Anadarko Petroleum Corp.	5.750%	6/15/14	800	854
	Anadarko Petroleum Corp.	5.950%	9/15/16	1,200	1,380
	Anadarko Petroleum Corp.	6.375%	9/15/17	550	656
	Apache Corp.	1.750%	4/15/17	485	497
	BP Capital Markets plc	5.250%	11/7/13	1,056	1,099
	BP Capital Markets plc	3.625%	5/8/14	1,110	1,156
	BP Capital Markets plc	3.875%	3/10/15	2,340	2,498
	BP Capital Markets plc	3.125%	10/1/15	1,075	1,141
	BP Capital Markets plc	0.700%	11/6/15	1,000	997
	BP Capital Markets plc	3.200%	3/11/16	1,335	1,423
	BP Capital Markets plc	2.248%	11/1/16	735	765
	BP Capital Markets plc	1.846%	5/5/17	300	306
	BP Capital Markets plc	1.375%	11/6/17	500	500
	Canadian Natural Resources Ltd.	1.450%	11/14/14	400	406
	Canadian Natural Resources Ltd.	4.900%	12/1/14	225	242
	Canadian Natural Resources Ltd.	5.700%	5/15/17	180	213

43

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chevron Corp.	1.104%	12/5/17	600	604
	ConocoPhillips	4.750%	2/1/14	229	239
	ConocoPhillips	4.600%	1/15/15	170	184
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	930	1,091
	Devon Energy Corp.	5.625%	1/15/14	150	158
	Devon Energy Corp.	1.875%	5/15/17	250	255
	Ensco plc	3.250%	3/15/16	750	798
	EOG Resources Inc.	6.125%	10/1/13	275	286
	EOG Resources Inc.	2.950%	6/1/15	625	658
	EOG Resources Inc.	2.500%	2/1/16	325	340
	FMC Technologies Inc.	2.000%	10/1/17	300	303
	Marathon Oil Corp.	0.900%	11/1/15	1,480	1,480
	Marathon Petroleum Corp.	3.500%	3/1/16	130	139
	National Oilwell Varco Inc.	1.350%	12/1/17	125	126
	Noble Holding International Ltd.	3.450%	8/1/15	340	359
	Noble Holding International Ltd.	3.050%	3/1/16	370	386
	Occidental Petroleum Corp.	2.500%	2/1/16	900	946
	Occidental Petroleum Corp.	4.125%	6/1/16	215	239
	Occidental Petroleum Corp.	1.750%	2/15/17	1,250	1,283
6	Phillips 66	1.950%	3/5/15	765	781
6	Phillips 66	2.950%	5/1/17	375	397
	Pioneer Natural Resources Co.	6.650%	3/15/17	120	141
	Pioneer Natural Resources Co.	6.875%	5/1/18	170	207
6	Schlumberger Norge AS	1.950%	9/14/16	1,035	1,063
6	Schlumberger Norge AS	1.250%	8/1/17	490	489
	Shell International Finance BV	4.000%	3/21/14	2,346	2,450
	Shell International Finance BV	3.100%	6/28/15	1,355	1,437
	Shell International Finance BV	0.625%	12/4/15	525	527
	Shell International Finance BV	5.200%	3/22/17	375	440
	Shell International Finance BV	1.125%	8/21/17	620	623
	Total Capital International SA	0.750%	1/25/16	500	499
	Total Capital International SA	1.500%	2/17/17	825	838
	Total Capital International SA	1.550%	6/28/17	650	660
	Total Capital SA	3.000%	6/24/15	980	1,035
	Total Capital SA	3.125%	10/2/15	950	1,011
	Total Capital SA	2.300%	3/15/16	455	473
	Transocean Inc.	4.950%	11/15/15	1,430	1,565
	Transocean Inc.	5.050%	12/15/16	650	723
	Transocean Inc.	2.500%	10/15/17	370	374
	Valero Energy Corp.	4.500%	2/1/15	375	401
	Valero Energy Corp.	6.125%	6/15/17	355	423
	Weatherford International Inc.	6.350%	6/15/17	260	298
	Weatherford International Ltd.	5.150%	3/15/13	11	11
	Weatherford International Ltd.	5.500%	2/15/16	240	263
6	Woodside Finance Ltd.	8.125%	3/1/14	225	243

	Technology (2.3%)
	Affiliated Computer Services Inc.	5.200%	6/1/15	250	269
	Agilent Technologies Inc.	5.500%	9/14/15	170	189
	Agilent Technologies Inc.	6.500%	11/1/17	500	605
	Altera Corp.	1.750%	5/15/17	185	190
	Amphenol Corp.	4.750%	11/15/14	500	533
	Applied Materials Inc.	2.650%	6/15/16	200	210
	Baidu Inc.	2.250%	11/28/17	150	152
	Cisco Systems Inc.	1.625%	3/14/14	720	731
	Cisco Systems Inc.	5.500%	2/22/16	590	675
	Computer Sciences Corp.	2.500%	9/15/15	370	378
	Corning Inc.	1.450%	11/15/17	250	251
	Dell Inc.	2.100%	4/1/14	175	178
	Dell Inc.	5.625%	4/15/14	650	690
	Dell Inc.	2.300%	9/10/15	560	577
	Dell Inc.	3.100%	4/1/16	175	184
	Dun & Bradstreet Corp.	2.875%	11/15/15	250	254
	GOOGLE Inc.	2.125%	5/19/16	95	99
	Hewlett-Packard Co.	1.250%	9/13/13	500	500
	Hewlett-Packard Co.	6.125%	3/1/14	170	178
	Hewlett-Packard Co.	4.750%	6/2/14	240	250
	Hewlett-Packard Co.	2.625%	12/9/14	250	253
	Hewlett-Packard Co.	2.125%	9/13/15	1,040	1,041
	Hewlett-Packard Co.	2.200%	12/1/15	570	572
	Hewlett-Packard Co.	2.650%	6/1/16	410	410

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Hewlett-Packard Co.	3.000%	9/15/16	525	529
	Hewlett-Packard Co.	5.400%	3/1/17	160	172
	Hewlett-Packard Co.	2.600%	9/15/17	430	421
	HP Enterprise Services LLC	6.000%	8/1/13	1,175	1,205
	Intel Corp.	1.950%	10/1/16	250	258
	Intel Corp.	1.350%	12/15/17	1,180	1,180
	International Business Machines Corp.	1.000%	8/5/13	1,470	1,477
	International Business Machines Corp.	6.500%	10/15/13	225	235
	International Business Machines Corp.	0.875%	10/31/14	860	867
	International Business Machines Corp.	0.550%	2/6/15	340	340
	International Business Machines Corp.	2.000%	1/5/16	450	466
	International Business Machines Corp.	1.950%	7/22/16	1,315	1,365
	International Business Machines Corp.	1.250%	2/6/17	400	404
	International Business Machines Corp.	5.700%	9/14/17	100	121
	Lexmark International Inc.	5.900%	6/1/13	425	433
	Microsoft Corp.	1.625%	9/25/15	265	273
	Microsoft Corp.	0.875%	11/15/17	500	498
	Oracle Corp.	3.750%	7/8/14	222	233
	Oracle Corp.	5.250%	1/15/16	785	887
	Oracle Corp.	1.200%	10/15/17	1,825	1,836
	Pitney Bowes Inc.	4.875%	8/15/14	450	472
	Texas Instruments Inc.	1.375%	5/15/14	495	502
	Texas Instruments Inc.	2.375%	5/16/16	405	424
	Xerox Corp.	4.250%	2/15/15	675	710
	Xerox Corp.	2.950%	3/15/17	200	205

	Transportation (1.0%)
	Burlington Northern Santa Fe LLC	4.875%	1/15/15	120	130
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	125	147
	Canadian National Railway Co.	4.950%	1/15/14	269	281
	Canadian National Railway Co.	1.450%	12/15/16	180	183
3	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	197	214
3	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	81	86
3	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	176	202
3	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	137	148
[3,5]	Continental Airlines 2006-1 Class G
	Pass Through Trust	0.660%	6/2/15	285	281
3	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	75	78
	CSX Corp.	5.500%	8/1/13	474	488
	CSX Corp.	6.250%	4/1/15	357	399
[3,8]	Delta Air Lines 2002-1 Class G-1
	Pass Through Trust	6.718%	7/2/24	139	152
3	Delta Air Lines 2010-1 Class A
	Pass Through Trust	6.200%	1/2/20	496	560
3	Delta Air Lines 2012-1 Class A
	Pass Through Trust	4.750%	5/7/20	130	139
6	ERAC USA Finance LLC	2.750%	7/1/13	260	262
6	ERAC USA Finance LLC	2.250%	1/10/14	1,320	1,337
6	ERAC USA Finance LLC	5.600%	5/1/15	236	260
6	ERAC USA Finance LLC	1.400%	4/15/16	225	224
	JB Hunt Transport Services Inc.	3.375%	9/15/15	290	299
[3,5,8] JetBlue Airways 2004-1 G-1
	Pass Through Trust	0.683%	6/15/15	120	118
[3,5,8] JetBlue Airways 2004-1 G-2
	Pass Through Trust	0.728%	9/15/15	475	452
[3,5,8] JetBlue Airways 2004-2 G-2
	Pass Through Trust	0.760%	5/15/18	220	194
	Norfolk Southern Corp.	5.257%	9/17/14	328	353
	Norfolk Southern Corp.	5.750%	1/15/16	112	128
6	Penske Truck Leasing Co. Lp /
	PTL Finance Corp.	2.500%	7/11/14	400	404
	Ryder System Inc.	5.850%	3/1/14	165	174
	Ryder System Inc.	3.150%	3/2/15	550	570
	Ryder System Inc.	3.600%	3/1/16	670	704
	Ryder System Inc.	2.500%	3/1/17	325	332

44

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	61	71
	United Parcel Service Inc.	1.125%	10/1/17	325	325
	United Parcel Service Inc.	5.500%	1/15/18	351	423
					317,653
Utilities (3.9%)
	Electric (3.1%)
	Ameren Illinois Co.	6.125%	11/15/17	80	97
	American Electric Power Co. Inc.	1.650%	12/15/17	610	611
	Appalachian Power Co.	5.000%	6/1/17	85	97
	Arizona Public Service Co.	5.800%	6/30/14	200	214
	Baltimore Gas & Electric Co.	5.900%	10/1/16	170	197
	Carolina Power & Light Co.	5.125%	9/15/13	190	196
	Carolina Power & Light Co.	5.150%	4/1/15	100	110
	Carolina Power & Light Co.	5.250%	12/15/15	370	419
	CenterPoint Energy Inc.	5.950%	2/1/17	120	139
	CMS Energy Corp.	2.750%	5/15/14	725	735
	CMS Energy Corp.	4.250%	9/30/15	940	996
	CMS Energy Corp.	5.050%	2/15/18	165	186
	Commonwealth Edison Co.	5.950%	8/15/16	260	304
	Commonwealth Edison Co.	1.950%	9/1/16	675	694
	Commonwealth Edison Co.	6.150%	9/15/17	430	521
	Commonwealth Edison Co.	5.800%	3/15/18	240	291
	Consumers Energy Co.	5.500%	8/15/16	110	127
	Consumers Energy Co.	5.150%	2/15/17	140	162
	Dominion Resources Inc.	1.950%	8/15/16	280	289
	DTE Energy Co.	7.625%	5/15/14	100	109
	Duke Energy Carolinas LLC	5.300%	10/1/15	250	281
	Duke Energy Carolinas LLC	1.750%	12/15/16	175	180
	Duke Energy Carolinas LLC	5.100%	4/15/18	135	161
	Duke Energy Corp.	3.350%	4/1/15	125	132
6	Enel Finance International NV	5.700%	1/15/13	200	200
6	Enel Finance International NV	3.875%	10/7/14	525	541
	Entergy Arkansas Inc.	5.400%	8/1/13	1,040	1,069
	Entergy Corp.	3.625%	9/15/15	460	482
	Entergy Corp.	4.700%	1/15/17	225	247
	Entergy Louisiana LLC	1.875%	12/15/14	235	240
	Exelon Corp.	4.900%	6/15/15	240	261
	Exelon Generation Co. LLC	5.350%	1/15/14	500	523
	Florida Power Corp.	0.650%	11/15/15	180	180
	Florida Power Corp.	5.100%	12/1/15	1,290	1,452
	Florida Power Corp.	5.800%	9/15/17	125	149
	Florida Power Corp.	5.650%	6/15/18	160	194
[3,6]	FPL Energy Marcus Hook LP	7.590%	7/10/18	423	425
	Georgia Power Co.	6.000%	11/1/13	200	210
	Georgia Power Co.	0.750%	8/10/15	1,065	1,066
	Georgia Power Co.	0.625%	11/15/15	840	838
	Georgia Power Co.	3.000%	4/15/16	160	171
	Georgia Power Co.	5.700%	6/1/17	135	161
	Great Plains Energy Inc.	2.750%	8/15/13	300	303
6	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	1,320	1,356
6	International Transmission Co.	4.450%	7/15/13	200	203
	LG&E & KU Energy LLC	2.125%	11/15/15	275	281
	Louisville Gas & Electric Co.	1.625%	11/15/15	140	144
	MidAmerican Energy Co.	4.650%	10/1/14	120	128
	MidAmerican Energy Co.	5.300%	3/15/18	415	497
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	50	60
6	Monongahela Power Co. Inc.	7.950%	12/15/13	170	181
	National Rural Utilities Cooperative
	Finance Corp.	5.500%	7/1/13	1,900	1,948
	National Rural Utilities Cooperative
	Finance Corp.	1.125%	11/1/13	325	327
	National Rural Utilities Cooperative
	Finance Corp.	4.750%	3/1/14	315	330
	National Rural Utilities Cooperative
	Finance Corp.	1.000%	2/2/15	205	207
	National Rural Utilities Cooperative
	Finance Corp.	1.900%	11/1/15	250	258
	National Rural Utilities Cooperative
	Finance Corp.	3.050%	3/1/16	200	213
	Nevada Power Co.	5.875%	1/15/15	830	914

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	545	548
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	465	481
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	70	84
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	130	138
6	Niagara Mohawk Power Corp.	3.553%	10/1/14	120	125
	Ohio Power Co.	4.850%	1/15/14	125	130
	Ohio Power Co.	6.000%	6/1/16	150	173
	Pacific Gas & Electric Co.	6.250%	12/1/13	420	442
	Pacific Gas & Electric Co.	4.800%	3/1/14	440	461
	Pacific Gas & Electric Co.	5.625%	11/30/17	510	616
	Peco Energy Co.	5.000%	10/1/14	120	129
	Pennsylvania Electric Co.	6.050%	9/1/17	140	164
	PG&E Corp.	5.750%	4/1/14	1,365	1,448
	Potomac Electric Power Co.	4.950%	11/15/13	135	140
	PPL Energy Supply LLC	5.400%	8/15/14	200	213
	Public Service Co. of Colorado	5.500%	4/1/14	175	186
	Public Service Electric & Gas Co.	5.000%	8/15/14	250	268
	Public Service Electric & Gas Co.	2.700%	5/1/15	500	522
	Sierra Pacific Power Co.	5.450%	9/1/13	240	248
	Sierra Pacific Power Co.	6.000%	5/15/16	120	139
	Southern California Edison Co.	5.000%	1/15/14	100	105
	Southern California Edison Co.	5.750%	3/15/14	300	318
	Southern Co.	4.150%	5/15/14	245	257
	Southern Co.	2.375%	9/15/15	55	57
	Southwestern Electric Power Co.	5.550%	1/15/17	50	57
6	Trans-Allegheny Interstate Line Co.	4.000%	1/15/15	1,350	1,424
	Union Electric Co.	6.400%	6/15/17	200	244
	Wisconsin Electric Power Co.	6.000%	4/1/14	150	160
3	Wisconsin Energy Corp.	6.250%	5/15/67	125	134

	Natural Gas (0.8%)
	Atmos Energy Corp.	4.950%	10/15/14	160	172
	Colorado Interstate Gas Co. LLC	6.800%	11/15/15	615	714
	DCP Midstream Operating LP	2.500%	12/1/17	180	180
	El Paso Pipeline Partners
	Operating Co. LLC	4.100%	11/15/15	737	789
	Enbridge Energy Partners LP	5.350%	12/15/14	60	65
3	Enbridge Energy Partners LP	8.050%	10/1/77	30	34
	Energy Transfer Partners LP	6.000%	7/1/13	440	451
	Energy Transfer Partners LP	5.950%	2/1/15	187	205
	Energy Transfer Partners LP	6.125%	2/15/17	515	597
	Energy Transfer Partners LP	6.700%	7/1/18	150	182
6	GDF Suez	1.625%	10/10/17	340	339
6	Gulfstream Natural Gas System LLC	6.950%	6/1/16	150	176
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	550	588
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	315	368
	Magellan Midstream Partners LP	6.450%	6/1/14	100	107
	ONEOK Partners LP	3.250%	2/1/16	230	243
	ONEOK Partners LP	2.000%	10/1/17	175	177
	Sempra Energy	6.500%	6/1/16	620	728
	Sempra Energy	2.300%	4/1/17	885	923
	Southern California Gas Co.	5.500%	3/15/14	200	212
	Spectra Energy Partners LP	2.950%	6/15/16	220	227
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	125	133
	Williams Partners LP	3.800%	2/15/15	645	682
					40,710
Total Corporate Bonds (Cost $622,751)					636,941
Sovereign Bonds (U.S. Dollar-Denominated) (7.2%)
6	Abu Dhabi National Energy Co.	4.750%	9/15/14	300	315
6	Banco do Brasil SA	4.500%	1/22/15	500	527
	Banco do Brasil SA	3.875%	1/23/17	400	418
6	Banco do Nordeste do Brasil SA	4.375%	5/3/19	100	103
6	Banco Latinoamericano de
	Comercio Exterior SA	3.750%	4/4/17	400	409
6	Bank Nederlandse Gemeenten	1.375%	3/23/15	400	406
6	Caisse d’Amortissement de
	la Dette Sociale	1.750%	2/24/15	150	153
6	Caixa Economica Federal	2.375%	11/6/17	125	124
6	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	200	213
6	CNPC General Capital Ltd.	2.750%	4/19/17	125	130

45

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
6	Corp Nacional del Cobre de Chile	4.750%	10/15/14	100	106
6	Corp Nacional del Cobre de Chile	3.750%	11/4/20	225	243
6	Corp Nacional del Cobre de Chile	3.875%	11/3/21	400	435
	Corp. Andina de Fomento	3.750%	1/15/16	1,830	1,928
	Corp. Andina de Fomento	5.750%	1/12/17	100	114
6	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	164
9	Development Bank of Japan Inc.	2.750%	3/15/16	100	107
9	Development Bank of Japan Inc.	5.125%	2/1/17	200	233
6	Development Bank of Kazakhstan JSC	5.500%	12/20/15	100	107
[6,10] Dexia Credit Local SA		2.750%	4/29/14	700	707
6	Electricite de France SA	5.500%	1/26/14	30	32
6	Emirate of Abu Dhabi	5.500%	4/8/14	430	457
	European Bank for Reconstruction
	& Development	1.625%	9/3/15	50	52
	European Investment Bank	4.250%	7/15/13	250	255
	European Investment Bank	2.875%	1/15/15	500	523
	European Investment Bank	2.750%	3/23/15	250	262
	European Investment Bank	1.625%	9/1/15	275	283
	Export-Import Bank of Korea	8.125%	1/21/14	150	161
6	Export-Import Bank of Korea	5.250%	2/10/14	65	68
	Export-Import Bank of Korea	5.875%	1/14/15	630	689
	Export-Import Bank of Korea	5.125%	3/16/15	400	433
	Export-Import Bank of Korea	4.125%	9/9/15	775	832
	Export-Import Bank of Korea	3.750%	10/20/16	705	755
	Export-Import Bank of Korea	4.000%	1/11/17	400	435
	Export-Import Bank of Korea	4.000%	1/29/21	100	107
6	Federation of Malaysia	2.991%	7/6/16	125	131
	Federative Republic of Brazil	7.875%	3/7/15	875	1,002
	Federative Republic of Brazil	6.000%	1/17/17	1,530	1,810
	Federative Republic of Brazil	5.875%	1/15/19	200	248
6	Hrvatska Elektroprivreda	6.000%	11/9/17	75	79
	Hydro-Quebec	2.000%	6/30/16	400	417
6	Industrial Bank of Korea	7.125%	4/23/14	150	162
9	Japan Bank for International
	Cooperation	2.875%	2/2/15	400	420
9	Japan Bank for International
	Cooperation	1.875%	9/24/15	1,250	1,294
9	Japan Bank for International
	Cooperation	2.500%	1/21/16	500	527
9	Japan Bank for International
	Cooperation	2.500%	5/18/16	1,000	1,059
9	Japan Bank for International
	Cooperation	2.250%	7/13/16	910	958
9	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	100	110
9	Japan Finance Organization
	for Municipalities	4.000%	1/13/21	250	289
9	Japan Highway Public Corp.	4.625%	10/24/13	100	103
6	KazMunayGas Finance Sub BV	11.750%	1/23/15	100	119
[11]	KFW	2.750%	10/21/14	750	781
6	Kommunalbanken AS	2.375%	1/19/16	125	131
	Korea Development Bank	5.300%	1/17/13	150	150
	Korea Development Bank	5.750%	9/10/13	100	103
	Korea Development Bank	8.000%	1/23/14	450	482
	Korea Development Bank	4.375%	8/10/15	290	312
	Korea Development Bank	3.250%	3/9/16	450	471
	Korea Development Bank	4.000%	9/9/16	200	216
	Korea Development Bank	3.875%	5/4/17	675	730
	Korea Development Bank	3.500%	8/22/17	775	829
6	Korea Electric Power Corp.	3.000%	10/5/15	200	209
6	Korea Expressway Corp.	5.125%	5/20/15	100	108
	Korea Finance Corp.	3.250%	9/20/16	200	210
	Korea Finance Corp.	2.250%	8/7/17	275	278
6	Korea Hydro & Nuclear Power Co. Ltd.	6.250%	6/17/14	200	214
6	Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	100	104
6	Korea National Oil Corp.	2.875%	11/9/15	100	104
6	Korea National Oil Corp.	4.000%	10/27/16	525	567
6	Korea Western Power Co. Ltd.	3.125%	5/10/17	200	208
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,052
[12]	Oesterreichische Kontrollbank AG	1.375%	1/21/14	125	126
[12]	Oesterreichische Kontrollbank AG	4.500%	3/9/15	200	216

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[12]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	1,600	1,650
[12]	Oesterreichische Kontrollbank AG	2.000%	6/3/16	650	674
	Pemex Project Funding Master Trust	5.750%	3/1/18	325	379
6	Perusahaan Penerbit SBSN	4.000%	11/21/18	200	214
	Petrobras International
	Finance Co.–Pifco	9.125%	7/2/13	125	130
	Petrobras International
	Finance Co.–Pifco	7.750%	9/15/14	275	303
	Petrobras International
	Finance Co.–Pifco	2.875%	2/6/15	500	513
	Petrobras International
	Finance Co.–Pifco	3.875%	1/27/16	755	794
	Petrobras International
	Finance Co.–Pifco	6.125%	10/6/16	75	85
	Petrobras International
	Finance Co.–Pifco	3.500%	2/6/17	2,450	2,569
	Petrobras International
	Finance Co.–Pifco	5.875%	3/1/18	130	148
	Petroleos Mexicanos	4.875%	3/15/15	275	296
	Petroleos Mexicanos	8.000%	5/3/19	150	196
	Petroleos Mexicanos	6.000%	3/5/20	150	180
[3,6]	Petroleum Co. of Trinidad
	& Tobago Ltd.	6.000%	5/8/22	59	65
	Province of British Columbia	2.100%	5/18/16	200	210
	Province of British Columbia	1.200%	4/25/17	225	229
	Province of Manitoba	2.625%	7/15/15	185	195
	Province of Manitoba	1.300%	4/3/17	775	793
	Province of New Brunswick	2.750%	6/15/18	25	27
	Province of Nova Scotia	2.375%	7/21/15	1,180	1,235
	Province of Ontario	3.500%	7/15/13	250	254
	Province of Ontario	1.375%	1/27/14	900	910
	Province of Ontario	4.100%	6/16/14	550	580
	Province of Ontario	0.950%	5/26/15	975	986
	Province of Ontario	2.700%	6/16/15	2,405	2,534
	Province of Ontario	1.875%	9/15/15	1,125	1,166
	Province of Ontario	4.750%	1/19/16	250	281
	Province of Ontario	2.300%	5/10/16	2,975	3,132
	Province of Ontario	1.600%	9/21/16	1,850	1,907
	Province of Ontario	1.100%	10/25/17	250	251
	Province of Ontario	3.000%	7/16/18	275	301
6	Qtel International Finance Ltd.	3.375%	10/14/16	375	393
6	Qtel International Finance Ltd.	3.250%	2/21/23	125	125
	Quebec	4.875%	5/5/14	50	53
	Quebec	4.600%	5/26/15	250	274
	Quebec	5.000%	3/1/16	250	285
	Quebec	3.500%	7/29/20	250	278
	Quebec	2.750%	8/25/21	250	261
[3,6]	Ras Laffan Liquefied
	Natural Gas Co. Ltd. II	5.298%	9/30/20	160	179
6	Ras Laffan Liquefied
	Natural Gas Co. Ltd. III	5.500%	9/30/14	275	296
6	Republic of Austria	1.750%	6/17/16	250	258
	Republic of Chile	3.250%	9/14/21	225	244
	Republic of Columbia	8.250%	12/22/14	100	114
	Republic of Columbia	7.375%	1/27/17	875	1,078
	Republic of Columbia	4.375%	7/12/21	300	347
6	Republic of Iceland	4.875%	6/16/16	100	105
6	Republic of Indonesia	10.375%	5/4/14	250	279
6	Republic of Indonesia	6.875%	3/9/17	75	89
	Republic of Italy	2.125%	9/16/13	50	50
	Republic of Italy	3.125%	1/26/15	1,425	1,447
	Republic of Italy	4.750%	1/25/16	1,855	1,943
	Republic of Italy	5.250%	9/20/16	1,450	1,542
	Republic of Italy	5.375%	6/12/17	375	401
	Republic of Korea	4.250%	6/1/13	175	177
	Republic of Korea	5.750%	4/16/14	400	425
	Republic of Korea	4.875%	9/22/14	575	615
	Republic of Korea	5.125%	12/7/16	250	289
	Republic of Panama	7.250%	3/15/15	775	872
	Republic of Panama	5.200%	1/30/20	100	119
	Republic of Poland	5.250%	1/15/14	125	131

46

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Poland	3.875%	7/16/15	920	987
	Republic of Poland	5.000%	3/23/22	275	324
	Republic of Poland	3.000%	3/17/23	100	99
	Republic of South Africa	6.500%	6/2/14	100	108
	Republic of South Africa	5.500%	3/9/20	125	148
	Russian Federation	3.625%	4/29/15	100	106
6	Russian Federation	3.250%	4/4/17	200	213
	State of Israel	5.125%	3/1/14	125	131
	State of Israel	5.500%	11/9/16	125	144
	State of Israel	4.000%	6/30/22	200	217
6	State of Qatar	5.150%	4/9/14	100	105
6	State of Qatar	4.000%	1/20/15	500	526
	Statoil ASA	1.800%	11/23/16	100	103
	Statoil ASA	3.125%	8/17/17	175	191
	Statoil ASA	1.200%	1/17/18	150	150
	Svensk Exportkredit AB	1.750%	10/20/15	1,550	1,595
	Svensk Exportkredit AB	2.125%	7/13/16	600	622
	Svensk Exportkredit AB	1.750%	5/30/17	100	102
6	TDIC Finance Ltd.	6.500%	7/2/14	125	133
6	Transnet SOC Ltd.	4.500%	2/10/16	100	106
	United Mexican States	5.875%	2/17/14	826	869
	United Mexican States	6.625%	3/3/15	1,435	1,608
	United Mexican States	5.625%	1/15/17	3,143	3,648
Total Sovereign Bonds (Cost $74,735)					76,706
Taxable Municipal Bonds (0.6%)
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	200	200
	California GO	5.250%	4/1/14	150	158
	California GO	5.750%	3/1/17	250	287
	California GO	5.950%	3/1/18	650	763
	California GO	6.200%	10/1/19	350	426
	Colorado Housing & Finance Authority
	Employment Compensation Special
	Assessment Revenue	1.600%	5/15/16	400	408
	George Washington University
	District of Columbia GO	3.485%	9/15/22	200	212
	Harris County TX Toll Road Revenue	1.361%	8/15/17	250	250
	Howard Hughes Medical Institute
	Maryland Revenue	3.450%	9/1/14	150	157
	Illinois GO	4.421%	1/1/15	290	307
	Illinois GO	4.511%	3/1/15	205	218
	Illinois GO	4.961%	3/1/16	700	766
	Louisiana Local Government
	Environmental Facility & Community
	Development Authority Revenue	3.220%	2/1/21	750	816
	Louisiana Local Government
	Environmental Facility & Community
	Development Authority Revenue	3.450%	2/1/22	350	382
5	Mississippi GO (Nissan North
	America, Inc. Project)	0.914%	11/1/17	300	300
5	University of California Revenue	0.794%	7/1/41	500	500
Total Taxable Municipal Bonds (Cost $5,951)					6,150
Tax-Exempt Municipal Bonds (0.1%)
[13]	California Housing Finance Agency
	Multifamily Housing Revenue VRDO	0.130%	2/1/37	500	500
	New York City NY Industrial
	Development Agency Special
	Facility Revenue (American
	Airlines Inc. John F. Kennedy
	International Airport Project)	7.500%	8/1/16	75	81
Total Tax-Exempt Municipal Bonds (Cost $573)					581

			Market
			Value•
	Coupon	Shares	($000)
Convertible Preferred Stocks (0.0%)
7 Lehman Brothers Holdings Inc. Pfd.
(Cost $700)	7.250%	700	—
Preferred Stocks (0.0%)
Aspen Insurance Holdings Ltd. Pfd.	7.401%	5,950	157
[4,14] Federal National Mortgage Assn. Pfd.	4.500%	21,600	38
Total Preferred Stocks (Cost $694)			195
Temporary Cash Investments (4.1%)
Money Market Fund (4.1%)
[15] Vanguard Market Liquidity Fund
(Cost $43,160)	0.162%	43,160,062 43,160
Expiration Date		Contracts
Options on Futures Contracts Purchased (0.0%)
Call Options on 10-year
U.S. Treasury Note Futures
Contracts, Strike Price 134.50
(Cost $4)	1/25/13	31	2
Total Investments (101.2%) (Cost $1,051,986)		1,070,891
Other Assets and Liabilities (–1.2%)
Other Assets			12,791
Liabilities			(25,181)
			(12,390)
Net Assets (100%)
Applicable to 97,178,853 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,058,501
Net Asset Value Per Share			$10.89

47

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,010,682
Undistributed Net Investment Income	20,837
Accumulated Net Realized Gains	7,974
Unrealized Appreciation (Depreciation)
Investment Securities	18,908
Futures Contracts	(17)
Options on Futures Contracts	(2)
Swap Contracts	119
Net Assets	1,058,501

• See Note A in Notes to Financial Statements.
1 Securities with a value of $325,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $2,498,000 have been segregated as collateral for open swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate value of these securities was $137,496,000, representing 13.0% of net assets.
7 Non-income-producing security—security in default.
8 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
9 Guaranteed by the Government of Japan.
10 Guaranteed by multiple countries.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Scheduled principal and interest payments are guaranteed by bank letter of credit.
14 Non-income-producing security—security discontinued payments effective September 30, 2008.
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

48

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends	37
Interest[1]	24,093
Total Income	24,130
Expenses
The Vanguard Group—Note B
Investment Advisory Services	92
Management and Administrative	1,640
Marketing and Distribution	199
Custodian Fees	35
Auditing Fees	35
Shareholders’ Reports	27
Trustees’ Fees and Expenses	1
Total Expenses	2,029
Net Investment Income	22,101
Realized Net Gain (Loss)
Investment Securities Sold	7,276
Futures Contracts	(821)
Options on Futures Contracts	(37)
Swap Contracts	4,542
Realized Net Gain (Loss)	10,960
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	14,877
Futures Contracts	141
Options on Futures Contracts	(2)
Swap Contracts	(3,870)
Change in Unrealized Appreciation
(Depreciation)	11,146
Net Increase (Decrease) in Net Assets
Resulting from Operations	44,207

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,101	23,630
Realized Net Gain (Loss)	10,960	955
Change in Unrealized Appreciation (Depreciation)	11,146	(6,742)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,207	17,843
Distributions
Net Investment Income	(25,949)	(30,153)
Realized Capital Gain	—	(8,557)
Total Distributions	(25,949)	(38,710)
Capital Share Transactions
Issued	183,799	222,140
Issued in Lieu of Cash Distributions	25,949	38,710
Redeemed	(160,014)	(144,598)
Net Increase (Decrease) from Capital Share Transactions	49,734	116,252
Total Increase (Decrease)	67,992	95,385
Net Assets
Beginning of Period	990,509	895,124
End of Period[2]	1,058,501	990,509

1 Interest income from an affiliated company of the portfolio was $26,000.
2 Net Assets—End of Period includes undistributed net investment income of $20,837,000 and $24,263,000.
See accompanying Notes, which are an integral part of the Financial Statements.

49

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.71	$10.97	$10.74	$9.95	$10.77
Investment Operations
Net Investment Income	.233	.258	.335	.404[1]	.480
Net Realized and Unrealized Gain (Loss)
on Investments	.232	(.043)	.215	.913	(.830)
Total from Investment Operations	.465	.215	.550	1.317	(.350)
Distributions
Dividends from Net Investment Income	(.285)	(.370)	(.320)	(.470)	(.470)
Distributions from Realized Capital Gains	—	(.105)	—	(.057)	—
Total Distributions	(.285)	(.475)	(.320)	(.527)	(.470)
Net Asset Value, End of Period	$10.89	$10.71	$10.97	$10.74	$9.95

Total Return	4.42%	2.02%	5.22%	13.86%	–3.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,059	$991	$895	$849	$454
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.51%	3.07%	3.92%	4.62%
Portfolio Turnover Rate	79%	50%	59%	59%	50%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Vanguard Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The portfolio uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2012, the portfolio’s average investments in long and short futures contracts represented 5% and 4% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued based upon their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2012, the portfolio’s average investments in purchased and written options on futures contracts each represented less than 1% of net assets, based on quarterly average market values.

51

Vanguard Short-Term Investment-Grade Portfolio

3. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay amounts due to the portfolio. Upon a counterparty default, a portfolio’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The portfolio attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and by requiring counterparties to post collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

During the year ended December 31, 2012, the portfolio’s average amounts of credit protection sold and credit protection purchased each represented less than 1% of net assets, based on quarterly average notional amounts. The average amount of interest rate swaps represented 6% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009-2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

52

Vanguard Short-Term Investment-Grade Portfolio

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $144,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	102,370	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	204,277	509
Corporate Bonds	—	636,940	1
Sovereign Bonds	—	76,706	—
Taxable Municipal Bonds	—	6,150	—
Tax-Exempt Municipal Bonds	—	581	—
Convertible Preferred Stocks	—	—	—
Preferred Stocks	195	—	—
Temporary Cash Investments	43,160	—	—
Options on Futures	2	—	—
Futures Contracts—Assets[1]	41	—	—
Futures Contracts—Liabilities[1]	(20)	—	—
Swap Contracts—Assets	—	381	—
Swap Contracts—Liabilities	—	(262)	—
Total	43,378	1,027,143	510
1 Represents variation margin on the last day of the reporting period.

53

Vanguard Short-Term Investment-Grade Portfolio

D. At December 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	226	198	424
Liabilities	(146)	(136)	(282)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2012, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(821)	—	(821)
Options on Futures Contracts	(37)	—	(37)
Swap Contracts	4,527	15	4,542
Realized Net Gain (Loss) on Derivatives	3,669	15	3,684

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	141	—	141
Options on Futures Contracts	(2)	—	(2)
Swap Contracts	(4,001)	131	(3,870)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,862)	131	(3,731)

At December 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2013	(365)	(45,411)	47
2-Year U.S. Treasury Note	March 2013	181	39,905	4
10-Year U.S. Treasury Note	March 2013	(57)	(7,569)	4
30-Year U.S. Treasury Bond	March 2013	(34)	(5,015)	(35)
Ultra Long U.S. Treasury Bond	March 2013	10	1,626	(37)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

54

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2012, the portfolio had the following open swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Altria Group Inc./Baa1	12/20/16	JPMC	260	2	1.000	7
Altria Group Inc./Baa1	12/20/16	BOANA	260	2	1.000	7
Bank of America Corp./Baa2	12/20/17	MSCS	420	15	1.000	9
Berkshire Hathaway Inc./Aa2	12/20/17	BARC	1,000	18	1.000	9
BNP Paribas SA/A2	9/20/17	BARC	365	23	1.000	18
Cisco Systems Inc./A1	6/20/17	BOANA	625	(5)	1.000	5
Deutsche Bank AG/A2	12/20/17	BOANA	700	16	1.000	19
Deutsche Bank AG/A2	12/20/17	BOANA	700	16	1.000	18
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	370	19	1.000	12
Goldman Sachs Group Inc./A3	12/20/17	MSCS	485	19	1.000	8
HSBC Finance Corp./Aa3	9/20/16	DBAG	300	8	1.000	9
Lincoln National Corp./Baa2	9/20/12	BOANA	600	43	1.000	22
Medtronic Inc./A1	6/20/17	JPMC	470	(7)	1.000	3
MetLife Inc./A3	3/20/17	GSCM	255	11	1.000	6
MetLife Inc./A3	3/20/17	GSCM	255	11	1.000	6
National Rural Utilities
Cooperative Finance Corp./A2	12/20/17	CSFBI	480	(7)	1.000	(1)
National Rural Utilities
Cooperative Finance Corp./A2	12/20/17	CSFBI	100	(1)	1.000	---
Royal Bank of Scotland plc/A3	3/20/17	GSCM	600	(8)	3.000	32
Simon Property Group LP/A3	12/20/17	GSCM	250	(1)	1.000	(1)
Simon Property Group LP/A3	12/20/17	GSCM	300	(2)	1.000	(1)
Simon Property Group LP/A3	12/20/17	GSCM	250	(1)	1.000	(1)
UnitedHealth Group Inc./A3	3/20/17	DBAG	150	—	1.000	3
UnitedHealth Group Inc./A3	9/20/17	DBAG	250	1	1.000	5
UnitedHealth Group Inc./A3	12/20/17	CSFBI	250	(3)	1.000	—
			9,695			194

Credit Protection Purchased
AT&T Inc.	6/20/13	GSCM	300	—	(1.040)	(1)
Bank of America Corp.	12/20/14	DBAG	170	(1)	(1.000)	(3)
Bank of America Corp.	12/20/14	BARC	170	(1)	(1.000)	(3)
Bank of America Corp.	12/20/14	BARC	300	(1)	(1.000)	(4)
Citigroup Inc.	6/20/14	BOANA	1,120	(15)	(5.000)	(93)
Computer Sciences Corp.	9/20/15	BARC	185	19	(5.000)	(2)
Computer Sciences Corp.	9/20/15	MSCS	185	19	(5.000)	(2)
Danske Bank A/S	12/20/15	BARC	145	(1)	(1.000)	(2)
Merrill Lynch & Co. Inc.	12/20/17	MSCS	420	(14)	(1.000)	(7)
Morgan Stanley	9/20/15	BARC	200	(6)	(1.000)	(6)
Morgan Stanley	9/20/17	DBAG	240	(12)	(1.000)	(3)
Wells Fargo	3/20/15	GSCM	280	(1)	(1.000)	(6)
			3,715			(132)
						62

1 BARC—Barclays Bank plc.
BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services Inc.
UBSAG—UBS AG.

55

Vanguard Short-Term Investment-Grade Portfolio

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
1/15/13	JPMC	300	1.634	(0.340)[2]	—
3/1/13	WFC	5,000	(0.311)	0.214[3]	(1)
3/2/13	CSFBI	3,000	(0.312)	0.214[3]	(1)
3/15/13	WFC	750	1.708	(0.308)[2]	2
4/5/13	GSCM	1,275	1.767	(0.215)[3]	5
6/2/13	BOANA	285	0.755	(0.311)[2]	1
12/1/13	WFC	2,292	2.582	(0.311)[2]	47
12/1/13	GSCM	2,923	2.584	(0.311)[2]	60
3/2/14	WFC	5,000	0.404	(0.214)[3]	9
3/5/14	CSFBI	5,000	0.408	(0.215)[3]	10
3/15/14	WFC	250	0.519	(0.308)[2]	1
10/14/14	WFC	180	1.861	(0.340)[2]	5
2/9/15	GSCM	630	0.616	(0.310)[2]	3
11/7/15	BOANA	5,000	0.375	(0.213)[3]	(1)
11/7/15	BOANA	5,000	0.374	(0.213)[3]	(2)
6/1/16	WFC	350	2.910	(0.311)[2]	28
3/5/17	CSFBI	5,000	(1.064)	0.215[3]	(93)
3/5/17	GSCM	1,500	(1.063)	0.215[3]	(28)
11/7/17	BOANA	3,000	(0.723)	0.213[3]	5
11/7/17	BOANA	4,000	(0.716)	0.213[3]	7
					57

1 BOANA—Bank of America, N.A.
CSFBI—Credit Suisse First Boston International.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
WFC—Wells Fargo Bank N.A.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At December 31, 2012, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts. In the event of default or bankruptcy by a counterparty, the fund may sell or retain the securities, however such action may be subject to legal proceedings.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $422,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

56

Vanguard Short-Term Investment-Grade Portfolio

The portfolio used capital loss carryforwards of $114,000 to offset taxable capital gains realized during the year ended December 31, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2012, the portfolio had $25,055,000 of ordinary income and $5,714,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $1,052,774,000. Net unrealized appreciation of investment securities for tax purposes was $18,115,000, consisting of unrealized gains of $22,657,000 on securities that had risen in value since their purchase and $4,542,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2012, the portfolio purchased $563,233,000 of investment securities and sold $516,518,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $212,598,000 and $252,056,000, respectively.

The following table summarizes the portfolio’s covered call options written during the year ended December 31, 2012:

	Number of	Premiums
	Contracts	Received
Options	(000)	($000)
Balance at December 31, 2011	—	—
Options written	270	82
Options expired	(58)	(23)
Options closed	(212)	(59)
Options exercised	—	—
Options open at December 31, 2012	—	—

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	17,060	20,648
Issued in Lieu of Cash Distributions	2,450	3,662
Redeemed	(14,848)	(13,418)
Net Increase (Decrease) in Shares Outstanding	4,662	10,892

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record of beneficial owner of 80% of the portfolio’s net assets. If the shareholder were to redeem its total investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

57

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Short-Term Investment-Grade Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Investment-Grade Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

58

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,022.54	$1.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

59

Vanguard® Total Bond Market Index Portfolio

Despite periods of heightened anxiety over a number of issues—notably the health of Spanish banks in May and the U.S. “fiscal cliff” in November and December—investors by and large chose yield over safety in 2012. Contributing to that choice were the meager yields on offer from U.S. Treasuries.

The Total Bond Market Index Portfolio returned 4.02% for the 12 months ended December 31, 2012, lagging the 4.32% return of its benchmark index and the 6.47% average return for peer funds (which include actively managed funds).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

With demand driving bond prices higher during the year, the portfolio’s 30-day SEC yield fell; it was 1.50% on December 31, down from 2.07% a year ago.

Investors hunt for greater yield
The slow recovery in the economy and stubbornly high unemployment prompted the Federal Reserve to take further action during the period to spur economic growth by bringing down borrowing costs. The Fed expanded and extended its bond-buying programs in the attempt to push longer-term interest rates lower while keeping its target for the federal funds rate between 0.00% and 0.25%, where it’s been since December 2008. And in fact some Treasury yields did hit all-time lows in 2012.

In this context, Treasuries, which represented about 40% of the portfolio’s assets at the end of the year, returned just under 2%. Government mortgage-backed securities, about 25% of assets, returned 2.6%.

Not surprisingly, many investors sought higher yields elsewhere, including in investment-grade corporate bonds. High demand for these securities helped absorb a record level of new issuance in 2012 as borrowers took advantage of both the exceptionally low interest rates and the market’s willingness to extend them credit. Much of the new issuance was related to companies refinancing existing debt at a lower cost. As a whole, investment-grade corporate bonds returned just shy of 10% for the year, with longer-maturity and lower-quality bonds in the lead.

In terms of sectors, financials stood out. Actions by European central bankers to shore up the continent’s banks as well as accommodative moves by a number of other central banks, including the Fed, helped ease concerns about the global financial system. The rebound in sentiment toward financials pushed up returns for the sector to 14.7%, well ahead of industrials and utilities, which both returned under 8%.

Low costs are behind the portfolio’s long-term record
Over the past decade, the portfolio has produced an average annual return of 5.11%. Keeping costs low is essential if your portfolio is to meet its primary objective of closely tracking its benchmark, which incurs no expenses. I’m happy to say we have come close to doing that—the average annual return of the benchmark over the same period was 5.20%. The portfolio also outpaced the average return for peer funds, which was 4.65%.

Bonds remain an important part of a diversified investment plan
With yields having fallen so low, there is little room for them to decline further. Some investors believe that’s a signal to jump off the bond bandwagon. Our fundamental belief, however, is that bonds will continue to play an important role in a well-diversified investment plan, helping to cushion overall returns in periods when volatility in stocks runs high.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Total Bond Market Index Portfolio	4.02%	5.11%
Spliced Barclays U.S. Aggregate Float Adjusted Bond Index[1]	4.32	5.20
Variable Insurance Intermediate Investment Grade Debt Funds Average[2]	6.47	4.65

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Intermediate
		Investment Grade
	Portfolio	Debt Funds Average[2]
Total Bond Market Index Portfolio	0.21%	0.72%

1 Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

60

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2012

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	4,080	8,109
Yield[2]	1.5%	1.7%
Yield to Maturity	1.7%[3]	1.7%
Average Coupon	3.7%	3.5%
Average Effective Maturity	7.1 years	7.0 years
Average Duration	5.2 years	5.2 years
Expense Ratio[4]	0.21%	—
Short-Term Reserves	0.1%	—

Volatility Measures
Portfolio Versus
Target Index[5]
R-Squared	0.99
Beta	1.04

Distribution by Effective Maturity (% of portfolio)
Under 1 Year	1.2%
1–3 Years	27.2
3–5 Years	31.3
5–10 Years	25.8
10–20 Years	4.2
20–30 Years	9.9
Over 30 Years	0.4

Sector Diversification[6] (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	2.5%
Finance	7.6
Foreign	4.8
Government Mortgage-Backed	25.2
Industrial	12.6
Treasury/Agency	43.1
Utilities	2.6
Other	1.6

Distribution by Credit Quality (% of portfolio)
U.S. Government	68.2%
Aaa	4.0
Aa	4.5
A	11.8
Baa	11.5

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays Capital using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.20%.
5 Barclays U.S. Aggregate Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

61

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	4.02%	5.86%	5.11%	$16,468
Variable Insurance Intermediate Investment
Grade Debt Funds Average[1]	6.47	5.59	4.65	15,757
Spliced Barclays U.S. Aggregate Float
Adjusted Bond Index[2]	4.32	5.99	5.20	16,610

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Derived from data provided by Lipper Inc.
2 Barclays U.S. Aggregate Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.
See Financial Highlights for dividend and capital gains information.

62

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (68.8%)
U.S. Government Securities (39.3%)
United States Treasury Note/Bond	4.250%	11/15/13	1,200	1,242
United States Treasury Note/Bond	2.000%	11/30/13	975	991
United States Treasury Note/Bond	0.750%	12/15/13	2,525	2,538
United States Treasury Note/Bond	1.500%	12/31/13	1,000	1,013
United States Treasury Note/Bond	1.000%	1/15/14	1,450	1,462
United States Treasury Note/Bond	0.250%	1/31/14	1,000	1,001
United States Treasury Note/Bond	1.750%	1/31/14	400	407
United States Treasury Note/Bond	1.250%	2/15/14	5,185	5,245
United States Treasury Note/Bond	0.250%	2/28/14	800	800
United States Treasury Note/Bond	1.875%	2/28/14	43,650	44,489
United States Treasury Note/Bond	1.250%	3/15/14	225	228
United States Treasury Note/Bond	1.750%	3/31/14	875	892
United States Treasury Note/Bond	1.250%	4/15/14	20,900	21,174
United States Treasury Note/Bond	1.875%	4/30/14	11,000	11,241
United States Treasury Note/Bond	1.000%	5/15/14	3,160	3,194
United States Treasury Note/Bond	4.750%	5/15/14	1,050	1,115
United States Treasury Note/Bond	2.250%	5/31/14	8,600	8,845
United States Treasury Note/Bond	0.750%	6/15/14	3,790	3,820
United States Treasury Note/Bond	2.625%	6/30/14	7,145	7,400
United States Treasury Note/Bond	0.625%	7/15/14	2,025	2,037
United States Treasury Note/Bond	2.625%	7/31/14	14,670	15,222
United States Treasury Note/Bond	0.500%	8/15/14	13,650	13,710
United States Treasury Note/Bond	4.250%	8/15/14	19,525	20,788
United States Treasury Note/Bond	2.375%	8/31/14	9,825	10,172
United States Treasury Note/Bond	0.250%	9/15/14	2,850	2,850
United States Treasury Note/Bond	2.375%	9/30/14	420	436
United States Treasury Note/Bond	0.500%	10/15/14	6,400	6,429
United States Treasury Note/Bond	2.375%	10/31/14	4,130	4,289
United States Treasury Note/Bond	0.375%	11/15/14	8,625	8,645
United States Treasury Note/Bond	4.250%	11/15/14	7,000	7,520
United States Treasury Note/Bond	2.125%	11/30/14	10,300	10,665
United States Treasury Note/Bond	0.250%	12/15/14	12,030	12,030
United States Treasury Note/Bond	0.250%	1/15/15	2,550	2,549
United States Treasury Note/Bond	2.250%	1/31/15	6,325	6,584
United States Treasury Note/Bond	0.250%	2/15/15	11,942	11,935
United States Treasury Note/Bond	4.000%	2/15/15	7,380	7,959
United States Treasury Note/Bond	11.250%	2/15/15	7,050	8,680
United States Treasury Note/Bond	2.375%	2/28/15	350	366
United States Treasury Note/Bond	0.375%	3/15/15	7,550	7,564
United States Treasury Note/Bond	2.500%	3/31/15	550	577
United States Treasury Note/Bond	0.375%	4/15/15	7,275	7,289
United States Treasury Note/Bond	2.500%	4/30/15	2,550	2,680
United States Treasury Note/Bond	0.250%	5/15/15	8,075	8,065
United States Treasury Note/Bond	4.125%	5/15/15	2,450	2,670
United States Treasury Note/Bond	2.125%	5/31/15	575	600
United States Treasury Note/Bond	0.375%	6/15/15	23,500	23,537
United States Treasury Note/Bond	1.875%	6/30/15	2,200	2,285
United States Treasury Note/Bond	0.250%	7/15/15	12,385	12,364
United States Treasury Note/Bond	1.750%	7/31/15	2,750	2,850
United States Treasury Note/Bond	0.250%	8/15/15	10,107	10,088
United States Treasury Note/Bond	4.250%	8/15/15	1,600	1,763
United States Treasury Note/Bond	10.625%	8/15/15	35	44
United States Treasury Note/Bond	0.250%	10/15/15	11,735	11,708
United States Treasury Note/Bond	1.250%	10/31/15	4,525	4,639
United States Treasury Note/Bond	0.375%	11/15/15	18,975	18,990
United States Treasury Note/Bond	4.500%	11/15/15	10,100	11,293
United States Treasury Note/Bond	9.875%	11/15/15	1,450	1,843

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	11/30/15	3,135	3,227
United States Treasury Note/Bond	0.250%	12/15/15	15,750	15,701
United States Treasury Note/Bond	2.125%	12/31/15	1,775	1,868
United States Treasury Note/Bond	4.500%	2/15/16	6,750	7,606
United States Treasury Note/Bond	9.250%	2/15/16	75	96
United States Treasury Note/Bond	2.125%	2/29/16	2,350	2,478
United States Treasury Note/Bond	2.375%	3/31/16	4,575	4,864
United States Treasury Note/Bond	2.000%	4/30/16	9,575	10,070
United States Treasury Note/Bond	2.625%	4/30/16	6,875	7,373
United States Treasury Note/Bond	5.125%	5/15/16	10,725	12,401
United States Treasury Note/Bond	7.250%	5/15/16	685	841
United States Treasury Note/Bond	1.750%	5/31/16	2,575	2,689
United States Treasury Note/Bond	3.250%	5/31/16	575	629
United States Treasury Note/Bond	3.250%	6/30/16	700	768
United States Treasury Note/Bond	1.500%	7/31/16	525	544
United States Treasury Note/Bond	3.250%	7/31/16	1,825	2,005
United States Treasury Note/Bond	4.875%	8/15/16	1,500	1,736
United States Treasury Note/Bond	1.000%	8/31/16	4,000	4,076
United States Treasury Note/Bond	3.000%	8/31/16	5,050	5,510
United States Treasury Note/Bond	3.000%	9/30/16	5,850	6,393
United States Treasury Note/Bond	1.000%	10/31/16	1,270	1,294
United States Treasury Note/Bond	3.125%	10/31/16	2,000	2,198
United States Treasury Note/Bond	4.625%	11/15/16	250	289
United States Treasury Note/Bond	7.500%	11/15/16	2,100	2,661
United States Treasury Note/Bond	0.875%	11/30/16	2,500	2,535
United States Treasury Note/Bond	2.750%	11/30/16	20,150	21,885
United States Treasury Note/Bond	0.875%	12/31/16	14,535	14,730
United States Treasury Note/Bond	0.875%	1/31/17	1,300	1,317
United States Treasury Note/Bond	3.125%	1/31/17	1,925	2,125
United States Treasury Note/Bond	4.625%	2/15/17	200	233
United States Treasury Note/Bond	0.875%	2/28/17	700	709
United States Treasury Note/Bond	3.000%	2/28/17	125	137
United States Treasury Note/Bond	1.000%	3/31/17	3,655	3,719
United States Treasury Note/Bond	3.250%	3/31/17	10,575	11,758
United States Treasury Note/Bond	0.875%	4/30/17	105	106
United States Treasury Note/Bond	4.500%	5/15/17	7,020	8,197
United States Treasury Note/Bond	8.750%	5/15/17	5,125	6,928
United States Treasury Note/Bond	0.625%	5/31/17	750	751
United States Treasury Note/Bond	2.750%	5/31/17	2,530	2,766
United States Treasury Note/Bond	2.500%	6/30/17	13,100	14,189
United States Treasury Note/Bond	0.500%	7/31/17	4,057	4,031
United States Treasury Note/Bond	2.375%	7/31/17	2,200	2,372
United States Treasury Note/Bond	4.750%	8/15/17	2,175	2,581
United States Treasury Note/Bond	8.875%	8/15/17	6,850	9,418
United States Treasury Note/Bond	0.625%	8/31/17	1,555	1,553
United States Treasury Note/Bond	1.875%	8/31/17	4,840	5,111
United States Treasury Note/Bond	0.625%	9/30/17	8,810	8,791
United States Treasury Note/Bond	1.875%	9/30/17	9,200	9,712
United States Treasury Note/Bond	0.750%	10/31/17	4,220	4,232
United States Treasury Note/Bond	1.875%	10/31/17	6,125	6,468
United States Treasury Note/Bond	4.250%	11/15/17	2,975	3,482
United States Treasury Note/Bond	0.625%	11/30/17	4,149	4,133
United States Treasury Note/Bond	0.750%	12/31/17	6,975	6,984
United States Treasury Note/Bond	2.625%	1/31/18	100	109
United States Treasury Note/Bond	2.750%	2/28/18	1,000	1,101
United States Treasury Note/Bond	2.875%	3/31/18	3,575	3,962
United States Treasury Note/Bond	2.625%	4/30/18	1,275	1,396
United States Treasury Note/Bond	3.875%	5/15/18	523	607
United States Treasury Note/Bond	9.125%	5/15/18	50	72
United States Treasury Note/Bond	2.375%	5/31/18	2,350	2,545

63

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.375%	6/30/18	4,275	4,630
	United States Treasury Note/Bond	2.250%	7/31/18	8,250	8,882
	United States Treasury Note/Bond	4.000%	8/15/18	2,375	2,789
	United States Treasury Note/Bond	1.500%	8/31/18	8,175	8,460
	United States Treasury Note/Bond	1.375%	9/30/18	10,500	10,785
	United States Treasury Note/Bond	1.750%	10/31/18	10,475	10,979
	United States Treasury Note/Bond	3.750%	11/15/18	5,275	6,139
	United States Treasury Note/Bond	1.375%	11/30/18	12,775	13,106
	United States Treasury Note/Bond	8.875%	2/15/19	260	383
	United States Treasury Note/Bond	1.375%	2/28/19	2,150	2,202
	United States Treasury Note/Bond	1.500%	3/31/19	2,875	2,963
	United States Treasury Note/Bond	1.250%	4/30/19	1,775	1,800
	United States Treasury Note/Bond	3.125%	5/15/19	400	453
	United States Treasury Note/Bond	1.125%	5/31/19	4,850	4,877
	United States Treasury Note/Bond	1.000%	6/30/19	4,850	4,832
	United States Treasury Note/Bond	3.625%	8/15/19	2,857	3,324
	United States Treasury Note/Bond	8.125%	8/15/19	195	284
	United States Treasury Note/Bond	1.000%	9/30/19	3,275	3,250
	United States Treasury Note/Bond	1.250%	10/31/19	2,625	2,644
	United States Treasury Note/Bond	3.375%	11/15/19	18,060	20,741
	United States Treasury Note/Bond	1.000%	11/30/19	200	198
	United States Treasury Note/Bond	1.125%	12/31/19	3,200	3,188
	United States Treasury Note/Bond	3.625%	2/15/20	27,475	32,069
	United States Treasury Note/Bond	8.500%	2/15/20	65	98
	United States Treasury Note/Bond	3.500%	5/15/20	3,515	4,078
	United States Treasury Note/Bond	2.625%	8/15/20	1,350	1,481
	United States Treasury Note/Bond	8.750%	8/15/20	9,225	14,270
	United States Treasury Note/Bond	2.625%	11/15/20	7,405	8,120
	United States Treasury Note/Bond	3.625%	2/15/21	8,225	9,645
	United States Treasury Note/Bond	7.875%	2/15/21	2,880	4,331
	United States Treasury Note/Bond	2.125%	8/15/21	156	164
	United States Treasury Note/Bond	2.000%	11/15/21	390	404
	United States Treasury Note/Bond	8.000%	11/15/21	1,070	1,651
	United States Treasury Note/Bond	2.000%	2/15/22	2,935	3,032
	United States Treasury Note/Bond	1.750%	5/15/22	8,012	8,072
	United States Treasury Note/Bond	1.625%	8/15/22	21,935	21,767
	United States Treasury Note/Bond	1.625%	11/15/22	4,315	4,262
	United States Treasury Note/Bond	7.625%	11/15/22	40	62
	United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,545
	United States Treasury Note/Bond	6.250%	8/15/23	16,090	23,044
	United States Treasury Note/Bond	7.500%	11/15/24	25	40
	United States Treasury Note/Bond	6.875%	8/15/25	5,325	8,188
	United States Treasury Note/Bond	6.000%	2/15/26	375	542
	United States Treasury Note/Bond	6.750%	8/15/26	5	8
	United States Treasury Note/Bond	6.500%	11/15/26	765	1,160
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,635
	United States Treasury Note/Bond	6.375%	8/15/27	185	280
	United States Treasury Note/Bond	5.500%	8/15/28	2,205	3,110
	United States Treasury Note/Bond	5.250%	11/15/28	1,435	1,979
	United States Treasury Note/Bond	5.250%	2/15/29	6,140	8,487
	United States Treasury Note/Bond	6.125%	8/15/29	930	1,406
	United States Treasury Note/Bond	6.250%	5/15/30	550	849
	United States Treasury Note/Bond	4.500%	5/15/38	428	564
	United States Treasury Note/Bond	3.500%	2/15/39	3,492	3,933
	United States Treasury Note/Bond	4.250%	5/15/39	11,725	14,911
	United States Treasury Note/Bond	4.500%	8/15/39	7,006	9,253
	United States Treasury Note/Bond	4.375%	11/15/39	7,417	9,618
	United States Treasury Note/Bond	4.625%	2/15/40	2,850	3,838
	United States Treasury Note/Bond	4.375%	5/15/40	985	1,278
	United States Treasury Note/Bond	3.875%	8/15/40	8,065	9,662
	United States Treasury Note/Bond	4.250%	11/15/40	9,075	11,552
	United States Treasury Note/Bond	4.750%	2/15/41	3,156	4,337
	United States Treasury Note/Bond	3.125%	11/15/41	8,095	8,443
	United States Treasury Note/Bond	3.125%	2/15/42	365	380
	United States Treasury Note/Bond	3.000%	5/15/42	11,550	11,725
	United States Treasury Note/Bond	2.750%	8/15/42	2,790	2,684
	United States Treasury Note/Bond	2.750%	11/15/42	2,110	2,026
				1,046,766
Agency Bonds and Notes (3.8%)
	Egypt Government AID Bonds	4.450%	9/15/15	650	720
1	Federal Agricultural Mortgage Corp.	2.125%	9/15/15	75	78

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
1	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	100	105
1	Federal Farm Credit Banks	1.125%	2/27/14	200	202
1	Federal Farm Credit Banks	2.625%	4/17/14	250	257
1	Federal Farm Credit Banks	3.000%	9/22/14	150	157
1	Federal Farm Credit Banks	1.625%	11/19/14	325	333
1	Federal Farm Credit Banks	0.500%	6/23/15	200	201
1	Federal Farm Credit Banks	1.500%	11/16/15	200	206
1	Federal Farm Credit Banks	4.875%	12/16/15	175	198
1	Federal Farm Credit Banks	1.050%	3/28/16	100	102
1	Federal Farm Credit Banks	5.125%	8/25/16	225	262
1	Federal Farm Credit Banks	4.875%	1/17/17	250	292
1	Federal Farm Credit Banks	5.150%	11/15/19	500	624
1	Federal Home Loan Banks	0.375%	1/29/14	600	601
1	Federal Home Loan Banks	1.375%	5/28/14	800	813
1	Federal Home Loan Banks	2.500%	6/13/14	375	387
1	Federal Home Loan Banks	5.500%	8/13/14	700	759
1	Federal Home Loan Banks	4.500%	11/14/14	350	377
1	Federal Home Loan Banks	2.750%	12/12/14	200	209
1	Federal Home Loan Banks	0.250%	1/16/15	600	599
1	Federal Home Loan Banks	3.125%	3/11/16	875	947
1	Federal Home Loan Banks	5.375%	5/18/16	1,000	1,164
1	Federal Home Loan Banks	5.625%	6/13/16	75	87
1	Federal Home Loan Banks	5.125%	10/19/16	525	615
1	Federal Home Loan Banks	4.750%	12/16/16	1,200	1,397
1	Federal Home Loan Banks	4.875%	5/17/17	550	648
1	Federal Home Loan Banks	1.000%	6/21/17	400	405
1	Federal Home Loan Banks	5.000%	11/17/17	225	270
1	Federal Home Loan Banks	5.375%	8/15/18	150	186
1	Federal Home Loan Banks	4.125%	3/13/20	375	444
1	Federal Home Loan Banks	5.250%	12/11/20	425	541
1	Federal Home Loan Banks	5.625%	6/11/21	35	46
1	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,918
2	Federal Home Loan Mortgage Corp.	2.500%	1/7/14	125	128
2	Federal Home Loan Mortgage Corp.	4.500%	1/15/14	700	731
2	Federal Home Loan Mortgage Corp.	1.375%	2/25/14	1,075	1,089
2	Federal Home Loan Mortgage Corp.	2.500%	4/23/14	2,775	2,857
2	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	2,225	2,386
2	Federal Home Loan Mortgage Corp.	3.000%	7/28/14	2,000	2,086
2	Federal Home Loan Mortgage Corp.	1.000%	7/30/14	600	607
2	Federal Home Loan Mortgage Corp.	1.000%	8/20/14	575	581
2	Federal Home Loan Mortgage Corp.	1.000%	8/27/14	925	936
2	Federal Home Loan Mortgage Corp.	0.500%	9/19/14	275	276
2	Federal Home Loan Mortgage Corp.	0.750%	11/25/14	850	857
2	Federal Home Loan Mortgage Corp.	0.625%	12/29/14	875	881
2	Federal Home Loan Mortgage Corp.	2.875%	2/9/15	400	421
2	Federal Home Loan Mortgage Corp.	0.500%	4/17/15	2,000	2,007
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	700	725
2	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	625	722
2	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	325	347
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	1,375	1,613
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	775	815
2	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	1,000	1,013
2	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	5,000	5,113
2	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	625	632
2	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	500	505
2	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	700	706
2	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	200	241
2	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	700	696
2	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	664
2	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	1,100	1,271
2	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,188
2	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	700	699
2	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	675	672
2	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	834
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	400	603
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,345
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	250	371
2	Federal National Mortgage Assn.	1.250%	2/27/14	2,250	2,277
2	Federal National Mortgage Assn.	2.750%	3/13/14	1,725	1,777
2	Federal National Mortgage Assn.	2.500%	5/15/14	450	464
2	Federal National Mortgage Assn.	1.125%	6/27/14	300	304

64

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	0.875%	8/28/14	2,925	2,954
2	Federal National Mortgage Assn.	3.000%	9/16/14	450	471
2	Federal National Mortgage Assn.	4.625%	10/15/14	725	781
2	Federal National Mortgage Assn.	0.625%	10/30/14	1,085	1,092
2	Federal National Mortgage Assn.	2.625%	11/20/14	1,855	1,936
2	Federal National Mortgage Assn.	0.750%	12/19/14	825	832
2	Federal National Mortgage Assn.	0.375%	3/16/15	700	701
2	Federal National Mortgage Assn.	0.500%	5/27/15	900	903
2	Federal National Mortgage Assn.	0.500%	7/2/15	1,000	1,003
2	Federal National Mortgage Assn.	2.375%	7/28/15	2,250	2,364
2	Federal National Mortgage Assn.	0.500%	9/28/15	1,300	1,304
2	Federal National Mortgage Assn.	4.375%	10/15/15	1,725	1,914
2	Federal National Mortgage Assn.	1.625%	10/26/15	450	465
2	Federal National Mortgage Assn.	0.375%	12/21/15	675	674
2	Federal National Mortgage Assn.	5.000%	3/15/16	150	171
2	Federal National Mortgage Assn.	2.375%	4/11/16	450	477
2	Federal National Mortgage Assn.	5.250%	9/15/16	550	644
2	Federal National Mortgage Assn.	1.250%	9/28/16	875	896
2	Federal National Mortgage Assn.	1.375%	11/15/16	1,175	1,209
2	Federal National Mortgage Assn.	1.250%	1/30/17	1,000	1,023
2	Federal National Mortgage Assn.	5.000%	2/13/17	1,925	2,262
2	Federal National Mortgage Assn.	1.125%	4/27/17	2,950	3,001
2	Federal National Mortgage Assn.	5.000%	5/11/17	2,000	2,365
2	Federal National Mortgage Assn.	5.375%	6/12/17	1,000	1,202
2	Federal National Mortgage Assn.	0.875%	10/26/17	900	903
2	Federal National Mortgage Assn.	0.875%	12/20/17	1,500	1,502
2	Federal National Mortgage Assn.	0.000%	10/9/19	275	241
2	Federal National Mortgage Assn.	6.250%	5/15/29	175	251
2	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,446
2	Federal National Mortgage Assn.	7.250%	5/15/30	300	478
2	Federal National Mortgage Assn.	6.625%	11/15/30	300	455
2	Federal National Mortgage Assn.	5.625%	7/15/37	275	394
1	Financing Corp.	9.650%	11/2/18	225	331
	Israel Government AID Bond	5.500%	12/4/23	50	66
	Israel Government AID Bond	5.500%	4/26/24	475	629
	Private Export Funding Corp.	3.050%	10/15/14	250	262
	Private Export Funding Corp.	1.375%	2/15/17	25	26
	Private Export Funding Corp.	2.250%	12/15/17	125	133
	Private Export Funding Corp.	4.375%	3/15/19	200	237
	Private Export Funding Corp.	4.300%	12/15/21	100	120
	Private Export Funding Corp.	2.800%	5/15/22	125	133
	Private Export Funding Corp.	2.050%	11/15/22	75	75
	Private Export Funding Corp.	2.450%	7/15/24	100	102
1	Tennessee Valley Authority	5.500%	7/18/17	275	333
1	Tennessee Valley Authority	4.500%	4/1/18	175	207
1	Tennessee Valley Authority	3.875%	2/15/21	250	289
1	Tennessee Valley Authority	1.875%	8/15/22	175	174
1	Tennessee Valley Authority	6.750%	11/1/25	50	73
1	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,535
1	Tennessee Valley Authority	4.650%	6/15/35	175	210
1	Tennessee Valley Authority	5.880%	4/1/36	250	345
1	Tennessee Valley Authority	5.500%	6/15/38	100	135
1	Tennessee Valley Authority	5.250%	9/15/39	225	295
1	Tennessee Valley Authority	3.500%	12/15/42	200	198
1	Tennessee Valley Authority	4.875%	1/15/48	100	124
1	Tennessee Valley Authority	5.375%	4/1/56	50	67
1	Tennessee Valley Authority	4.625%	9/15/60	180	215
					101,218
Conventional Mortgage-Backed Securities (24.8%)
[2,3,4] Fannie Mae Pool		2.500%	1/1/28	10,475	10,953
[2,3,4] Fannie Mae Pool		3.000%	4/1/27–
			1/1/43	30,279	31,851
[2,3,4] Fannie Mae Pool		3.500%	9/1/25–
			1/1/43	46,124	49,139
[2,3,4] Fannie Mae Pool		4.000%	8/1/18–
			1/1/43	50,345	54,055
[2,3,4] Fannie Mae Pool		4.500%	2/1/18–
			1/1/43	40,012	43,281
[2,3,4] Fannie Mae Pool		5.000%	3/1/17–
			1/1/43	35,231	38,351

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	5.500%	9/1/14–
			12/1/39	29,498	32,221
[2,3]	Fannie Mae Pool	6.000%	11/1/13–
			7/1/40	21,586	23,700
[2,3]	Fannie Mae Pool	6.500%	11/1/14–
			10/1/39	7,835	8,789
[2,3]	Fannie Mae Pool	7.000%	9/1/14–
			11/1/37	1,891	2,158
[2,3]	Fannie Mae Pool	7.500%	11/1/22–
			7/1/32	155	169
[2,3]	Fannie Mae Pool	8.000%	8/1/17–
			11/1/30	67	72
[2,3]	Fannie Mae Pool	8.500%	7/1/22–
			4/1/31	25	29
[2,3]	Fannie Mae Pool	9.000%	7/1/22–
			12/1/24	2	2
[2,3]	Fannie Mae Pool	9.500%	12/1/18–
			2/1/25	4	4
[2,3]	Fannie Mae Pool	10.000%	8/1/20–
			8/1/21	1	1
[2,3,4] Freddie Mac Gold Pool		2.500%	1/1/28	6,525	6,808
[2,3,4] Freddie Mac Gold Pool		3.000%	3/1/27–
			1/1/43	16,577	17,378
[2,3,4] Freddie Mac Gold Pool		3.500%	9/1/25–
			1/1/43	25,495	27,027
[2,3,4] Freddie Mac Gold Pool		4.000%	9/1/13–
			1/1/43	31,041	33,079
[2,3,4] Freddie Mac Gold Pool		4.500%	1/1/18–
			1/1/43	27,982	30,038
[2,3,4] Freddie Mac Gold Pool		5.000%	10/1/17–
			1/1/43	22,168	23,902
[2,3,4] Freddie Mac Gold Pool		5.500%	12/1/13–
			2/1/43	21,153	22,873
[2,3,4] Freddie Mac Gold Pool		6.000%	1/1/13–
			1/1/43	13,725	14,975
[2,3]	Freddie Mac Gold Pool	6.500%	2/1/13–
			4/1/39	3,964	4,450
[2,3]	Freddie Mac Gold Pool	7.000%	3/1/13–
			2/1/37	1,122	1,277
[2,3]	Freddie Mac Gold Pool	7.500%	9/1/15–
			10/1/30	76	87
[2,3]	Freddie Mac Gold Pool	8.000%	12/1/15–
			7/1/30	74	86
[2,3]	Freddie Mac Gold Pool	8.500%	3/1/23–
			11/1/30	39	45
[2,3]	Freddie Mac Gold Pool	9.000%	5/1/27–
			5/1/30	6	6
[2,3]	Freddie Mac Gold Pool	10.000%	3/1/17	2	2
[2,3]	Freddie Mac Non Gold Pool	10.000%	11/1/19	1	1
[3,4]	Ginnie Mae I Pool	3.000%	1/1/43	1,750	1,860
[3,4]	Ginnie Mae I Pool	3.500%	11/15/25–
			1/1/43	6,379	6,917
[3,4]	Ginnie Mae I Pool	4.000%	10/15/24–
			1/1/43	14,139	15,493
[3,4]	Ginnie Mae I Pool	4.500%	8/15/18–
			1/1/43	17,406	19,144
3	Ginnie Mae I Pool	5.000%	1/15/18–
			9/15/40	10,392	11,357
3	Ginnie Mae I Pool	5.500%	6/15/18–
			9/15/38	6,985	7,709
3	Ginnie Mae I Pool	6.000%	2/15/17–
			9/15/40	5,327	5,969
3	Ginnie Mae I Pool	6.500%	5/15/13–
			2/15/39	1,737	1,982
3	Ginnie Mae I Pool	7.000%	5/15/23–
			10/15/31	221	250
3	Ginnie Mae I Pool	7.500%	4/15/22–
			1/15/31	105	118
3	Ginnie Mae I Pool	8.000%	2/15/22–
			10/15/30	68	74

65

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Ginnie Mae I Pool	8.500%	6/15/24–
			9/15/26	11	13
3	Ginnie Mae I Pool	9.000%	4/15/16–
			7/15/30	15	17
3	Ginnie Mae I Pool	9.500%	12/15/21	4	4
3	Ginnie Mae I Pool	10.000%	5/15/20	1	1
[3,4]	Ginnie Mae II Pool	3.000%	2/20/27–
			1/1/43	6,870	7,307
[3,4]	Ginnie Mae II Pool	3.500%	9/20/25–
			1/1/43	27,020	29,347
[3,4]	Ginnie Mae II Pool	4.000%	9/20/25–
			1/1/43	19,651	21,431
3	Ginnie Mae II Pool	4.500%	4/20/40–
			8/20/41	23,788	26,101
3	Ginnie Mae II Pool	5.000%	3/20/18–
			6/20/42	17,140	18,942
3	Ginnie Mae II Pool	5.500%	6/20/34–
			8/20/41	5,364	5,901
3	Ginnie Mae II Pool	6.000%	3/20/33–
			7/20/39	2,913	3,251
3	Ginnie Mae II Pool	6.500%	12/20/35–
			11/20/39	1,089	1,242
3	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	99	113
					661,352
Nonconventional Mortgage-Backed Securities (0.9%)
[2,3,5] Fannie Mae Pool		1.837%	4/1/37	43	45
[2,3]	Fannie Mae Pool	2.218%	9/1/42	316	328
[2,3,5] Fannie Mae Pool		2.235%	6/1/37	44	46
[2,3,5] Fannie Mae Pool		2.400%	2/1/37	244	255
[2,3,5] Fannie Mae Pool		2.435%	9/1/37	72	77
[2,3,5] Fannie Mae Pool		2.437%	1/1/35	169	183
[2,3]	Fannie Mae Pool	2.537%	12/1/40	150	156
[2,3]	Fannie Mae Pool	2.557%	10/1/40	292	302
[2,3,5] Fannie Mae Pool		2.596%	8/1/37	86	91
[2,3,5] Fannie Mae Pool		2.605%	12/1/35	269	290
[2,3,5] Fannie Mae Pool		2.644%	9/1/34	28	30
[2,3,5] Fannie Mae Pool		2.678%	2/1/36	37	38
[2,3,5] Fannie Mae Pool		2.691%	12/1/35	258	275
[2,3,5] Fannie Mae Pool		2.695%	12/1/35	87	92
[2,3,5] Fannie Mae Pool		2.717%	8/1/35	222	239
[2,3,5] Fannie Mae Pool		2.746%	1/1/37	78	85
[2,3,5] Fannie Mae Pool		2.778%	12/1/35	160	169
[2,3]	Fannie Mae Pool	2.789%	3/1/42	279	294
[2,3,5] Fannie Mae Pool		2.810%	11/1/33	33	36
[2,3]	Fannie Mae Pool	2.818%	1/1/42	175	185
[2,3]	Fannie Mae Pool	2.832%	3/1/41	162	170
[2,3,5] Fannie Mae Pool		2.842%	3/1/37	126	133
[2,3,5] Fannie Mae Pool		2.849%	3/1/37	288	309
[2,3,5] Fannie Mae Pool		2.871%	2/1/37	167	179
[2,3]	Fannie Mae Pool	2.872%	11/1/41	289	298
[2,3]	Fannie Mae Pool	2.919%	12/1/40	133	140
[2,3,5] Fannie Mae Pool		2.937%	4/1/36	115	124
[2,3,5] Fannie Mae Pool		2.972%	8/1/35	261	285
[2,3]	Fannie Mae Pool	2.987%	5/1/42	143	154
[2,3,5] Fannie Mae Pool		2.996%	3/1/37	86	92
[2,3]	Fannie Mae Pool	3.012%	3/1/42	225	243
[2,3]	Fannie Mae Pool	3.018%	3/1/41	309	324
[2,3]	Fannie Mae Pool	3.040%	2/1/41	113	118
[2,3]	Fannie Mae Pool	3.120%	2/1/41	142	149
[2,3]	Fannie Mae Pool	3.130%	12/1/40	167	176
[2,3]	Fannie Mae Pool	3.168%	2/1/41	179	188
[2,3]	Fannie Mae Pool	3.185%	12/1/40	196	206
[2,3]	Fannie Mae Pool	3.210%	9/1/40	272	285
[2,3]	Fannie Mae Pool	3.213%	8/1/40	223	234
[2,3]	Fannie Mae Pool	3.235%	10/1/40	201	212
[2,3]	Fannie Mae Pool	3.274%	11/1/40	91	96
[2,3]	Fannie Mae Pool	3.285%	1/1/41	184	199
[2,3]	Fannie Mae Pool	3.289%	1/1/40	120	126
[2,3,5] Fannie Mae Pool		3.306%	3/1/37	69	74
[2,3]	Fannie Mae Pool	3.372%	1/1/40	283	297

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	3.393%	5/1/40	99	104
[2,3]	Fannie Mae Pool	3.436%	12/1/39	495	519
[2,3,5] Fannie Mae Pool		3.490%	8/1/37	194	207
[2,3]	Fannie Mae Pool	3.508%	5/1/40	79	83
[2,3]	Fannie Mae Pool	3.518%	10/1/39	76	80
[2,3]	Fannie Mae Pool	3.536%	3/1/40	286	301
[2,3]	Fannie Mae Pool	3.544%	7/1/41	262	283
[2,3]	Fannie Mae Pool	3.580%	8/1/39	99	105
[2,3]	Fannie Mae Pool	3.589%	4/1/41	195	206
[2,3] Fannie Mae Pool		3.607%	11/1/39	41	43
[2,3]	Fannie Mae Pool	3.629%	11/1/39	119	126
[2,3]	Fannie Mae Pool	3.666%	7/1/39	72	76
[2,3]	Fannie Mae Pool	3.701%	5/1/40	378	399
[2,3]	Fannie Mae Pool	3.781%	2/1/40	407	431
[2,3]	Fannie Mae Pool	3.822%	9/1/40	281	300
[2,3]	Fannie Mae Pool	4.200%	12/1/39	274	294
[2,3,5] Fannie Mae Pool		4.480%	11/1/34	64	68
[2,3,5] Fannie Mae Pool		4.674%	10/1/38	191	205
[2,3]	Fannie Mae Pool	4.949%	12/1/33	38	41
[2,3]	Fannie Mae Pool	5.091%	3/1/38	150	164
[2,3]	Fannie Mae Pool	5.206%	7/1/36	59	64
[2,3]	Fannie Mae Pool	5.259%	7/1/38	14	15
[2,3]	Fannie Mae Pool	5.564%	5/1/36	88	96
[2,3]	Fannie Mae Pool	5.668%	4/1/37	105	115
[2,3]	Fannie Mae Pool	5.784%	12/1/37	154	167
[2,3]	Fannie Mae Pool	5.957%	10/1/37	121	132
[2,3]	Fannie Mae Pool	5.976%	7/1/37	26	28
[2,3]	Fannie Mae Pool	6.072%	11/1/36	142	154
[2,3]	Fannie Mae Pool	6.074%	6/1/36	7	7
[2,3,5] Freddie Mac Non Gold Pool		2.095%	6/1/37	44	45
[2,3,5] Freddie Mac Non Gold Pool		2.165%	7/1/35	65	69
[2,3,5] Freddie Mac Non Gold Pool		2.190%	4/1/37	78	80
[2,3,5] Freddie Mac Non Gold Pool		2.362%	12/1/34	176	189
[2,3,5] Freddie Mac Non Gold Pool		2.375%	5/1/35–
			4/1/37	212	225
[2,3,5] Freddie Mac Non Gold Pool		2.376%	11/1/34	89	99
[2,3]	Freddie Mac Non Gold Pool	2.573%	2/1/42	223	235
[2,3,5] Freddie Mac Non Gold Pool		2.629%	1/1/35	10	11
[2,3]	Freddie Mac Non Gold Pool	2.632%	12/1/40	138	143
[2,3,5] Freddie Mac Non Gold Pool		2.691%	10/1/37–
			12/1/40	255	266
[2,3,5] Freddie Mac Non Gold Pool		2.709%	12/1/34	74	79
[2,3]	Freddie Mac Non Gold Pool	2.726%	11/1/40	106	111
[2,3,5] Freddie Mac Non Gold Pool		2.767%	12/1/36	128	136
[2,3,5] Freddie Mac Non Gold Pool		2.802%	3/1/36–
			1/1/41	292	309
[2,3,5] Freddie Mac Non Gold Pool		2.888%	6/1/37	284	307
[2,3,5] Freddie Mac Non Gold Pool		2.894%	4/1/37	140	148
[2,3,5] Freddie Mac Non Gold Pool		2.930%	3/1/37	132	142
[2,3]	Freddie Mac Non Gold Pool	2.955%	2/1/41	238	249
[2,3,5] Freddie Mac Non Gold Pool		3.020%	8/1/37	109	121
[2,3]	Freddie Mac Non Gold Pool	3.096%	6/1/41	123	129
[2,3]	Freddie Mac Non Gold Pool	3.109%	3/1/41	115	121
[2,3]	Freddie Mac Non Gold Pool	3.137%	11/1/40	199	209
[2,3]	Freddie Mac Non Gold Pool	3.262%	6/1/40	119	125
[2,3]	Freddie Mac Non Gold Pool	3.352%	5/1/40	59	62
[2,3]	Freddie Mac Non Gold Pool	3.406%	4/1/40	160	168
[2,3]	Freddie Mac Non Gold Pool	3.451%	5/1/40	73	77
[2,3]	Freddie Mac Non Gold Pool	3.504%	8/1/40	243	256
[2,3]	Freddie Mac Non Gold Pool	3.528%	11/1/39	262	276
[2,3]	Freddie Mac Non Gold Pool	3.619%	6/1/40	311	329
[2,3]	Freddie Mac Non Gold Pool	3.626%	1/1/40	171	180
[2,3]	Freddie Mac Non Gold Pool	3.634%	6/1/40	177	187
[2,3]	Freddie Mac Non Gold Pool	3.683%	9/1/40	230	243
[2,3]	Freddie Mac Non Gold Pool	3.997%	3/1/40	394	418
[2,3]	Freddie Mac Non Gold Pool	4.245%	12/1/35	60	62
[2,3]	Freddie Mac Non Gold Pool	4.700%	5/1/38	18	20
[2,3]	Freddie Mac Non Gold Pool	4.895%	12/1/35	137	144
[2,3]	Freddie Mac Non Gold Pool	5.014%	10/1/36	91	96
[2,3]	Freddie Mac Non Gold Pool	5.236%	3/1/38	219	239
[2,3]	Freddie Mac Non Gold Pool	5.441%	3/1/37	23	25

66

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,3]	Freddie Mac Non Gold Pool	5.446%	1/1/38	53	58
[2,3]	Freddie Mac Non Gold Pool	5.497%	2/1/36	61	65
[2,3]	Freddie Mac Non Gold Pool	5.689%	9/1/36	319	344
[2,3]	Freddie Mac Non Gold Pool	5.734%	5/1/36	49	52
[2,3]	Freddie Mac Non Gold Pool	5.735%	9/1/37	131	143
[2,3]	Freddie Mac Non Gold Pool	5.837%	5/1/37	124	135
[2,3]	Freddie Mac Non Gold Pool	5.960%	12/1/36	43	47
[2,3]	Freddie Mac Non Gold Pool	6.053%	12/1/36	104	113
[2,3]	Freddie Mac Non Gold Pool	6.333%	10/1/37	5	6
[2,3]	Freddie Mac Non Gold Pool	6.409%	2/1/37	31	34
3	Ginnie Mae II Pool	2.500%	1/20/41–
			1/20/42	880	927
3	Ginnie Mae II Pool	3.000%	12/20/40–
			11/20/41	1,025	1,087
3	Ginnie Mae II Pool	3.500%	1/20/41–
			7/20/41	324	346
3	Ginnie Mae II Pool	3.750%	1/20/40	96	101
3	Ginnie Mae II Pool	4.000%	9/20/39–
			10/20/41	1,148	1,217
[3,5]	Ginnie Mae II Pool	4.500%	10/20/39	19	21
3	Ginnie Mae II Pool	5.000%	7/20/38–
			10/20/38	53	56
					23,922
Total U.S. Government and Agency Obligations (Cost $1,756,005) 1,833,258
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
3	Ally Auto Receivables Trust	0.850%	1/16/18	140	141
3	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	175	179
3	AmeriCredit Automobile Receivables
	Trust 2012-1	1.230%	9/8/16	25	25
3	Banc of America Commercial
	Mortgage Trust 2004-2	4.153%	11/10/38	41	41
3	Banc of America Commercial
	Mortgage Trust 2004-4	4.877%	7/10/42	510	529
3	Banc of America Commercial
	Mortgage Trust 2005-1	5.077%	11/10/42	75	76
3	Banc of America Commercial
	Mortgage Trust 2005-3	4.727%	7/10/43	115	125
3	Banc of America Commercial
	Mortgage Trust 2005-5	5.115%	10/10/45	700	779
3	Banc of America Commercial
	Mortgage Trust 2005-6	5.190%	9/10/47	90	95
3	Banc of America Commercial
	Mortgage Trust 2005-6	5.190%	9/10/47	50	57
3	Banc of America Commercial
	Mortgage Trust 2006-1	5.372%	9/10/45	475	540
3	Banc of America Commercial
	Mortgage Trust 2006-1	5.421%	9/10/45	5	6
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.726%	5/10/45	325	377
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.761%	5/10/45	85	86
3	Banc of America Commercial
	Mortgage Trust 2006-4	5.634%	7/10/46	500	577
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	425	485
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.448%	9/10/47	50	53
3	Banc of America Commercial
	Mortgage Trust 2007-1	5.482%	1/15/49	145	154
3	Banc of America Commercial
	Mortgage Trust 2008-1	6.205%	2/10/51	500	615
6	Bank of Scotland plc	5.250%	2/21/17	375	428
3	Bear Stearns Commercial Mortgage
	Securities	5.663%	6/11/40	353	361
3	Bear Stearns Commercial Mortgage
	Securities	5.613%	6/11/50	152	155
3	Bear Stearns Commercial Mortgage
	Securities Trust 2002-TOP8	4.830%	8/15/38	13	13
3	Bear Stearns Commercial Mortgage
	Securities Trust 2003-TOP10	4.740%	3/13/40	68	68

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Bear Stearns Commercial Mortgage
	Securities Trust 2003-TOP12	4.680%	8/13/39	333	340
3	Bear Stearns Commercial Mortgage
	Securities Trust 2004-PWR6	4.868%	11/11/41	60	63
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR10	5.405%	12/11/40	130	147
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR8	4.750%	6/11/41	110	113
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-TOP20	5.149%	10/12/42	350	394
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR11	5.452%	3/11/39	125	143
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR12	5.751%	9/11/38	150	170
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.582%	9/11/41	95	108
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP22	5.573%	4/12/38	175	198
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP22	5.573%	4/12/38	125	138
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-TOP24	5.568%	10/12/41	237	267
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.715%	6/11/40	150	169
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.694%	6/11/50	150	178
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.890%	6/11/50	235	265
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.700%	6/11/50	575	694
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	190	208
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.742%	9/11/42	825	981
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.793%	9/11/42	156	162
3	Capital One Multi-asset Execution
	Trust 2006-A3	5.050%	12/17/18	1,000	1,126
3	Capital One Multi-asset Execution
	Trust 2007-A7	5.750%	7/15/20	225	271
3	CarMax Auto Owner Trust	0.790%	4/16/18	55	55
3	CD 2005-CD1 Commercial
	Mortgage Trust	5.219%	7/15/44	145	159
3	CD 2005-CD1 Commercial
	Mortgage Trust	5.219%	7/15/44	300	335
3	CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	250	281
3	CD 2007-CD4 Commercial
	Mortgage Trust	5.322%	12/11/49	250	286
3	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	498	593
3	CenterPoint Energy Transition
	Bond Co. IV, LLC 2012-1	3.028%	10/15/25	350	375
3	Chase Issuance Trust	4.650%	3/15/15	1,000	1,009
3	Chase Issuance Trust 2008-A11	5.400%	7/15/15	250	256
3	Citibank Credit Card Issuance Trust	5.650%	9/20/19	250	303
3	Citibank Credit Card Issuance Trust
	2003-A7	4.150%	7/7/17	100	109
3	Citibank Credit Card Issuance Trust
	2008-A1	5.350%	2/7/20	245	293
3	Citibank Credit Card Issuance Trust
	2009-A4	4.900%	6/23/16	525	559
3	Citigroup Commercial Mortgage Trust	3.024%	9/10/45	75	78
3	Citigroup Commercial Mortgage Trust	5.431%	10/15/49	110	127
3	Citigroup Commercial Mortgage Trust
	2005-C3	4.830%	5/15/43	175	192
3	Citigroup Commercial Mortgage Trust
	2006-C4	5.738%	3/15/49	425	484
3	Citigroup Commercial Mortgage Trust
	2006-C5	5.462%	10/15/49	100	113
3	Citigroup Commercial Mortgage Trust
	2007-C6	5.702%	12/10/49	600	710

67

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Citigroup Commercial Mortgage Trust
	2008-C7	6.060%	12/10/49	536	650
3	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.803%	5/15/46	300	348
3	COMM 2003-LNB1 Mortgage Trust	4.084%	6/10/38	248	250
3	COMM 2004-LNB2 Mortgage Trust	4.715%	3/10/39	478	492
3	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	460	514
3	COMM 2006-C7 Mortgage Trust	5.748%	6/10/46	550	626
3	COMM 2006-C7 Mortgage Trust	5.773%	6/10/46	100	110
3	COMM 2006-C8 Mortgage Trust	5.248%	12/10/46	50	50
3	COMM 2007-C9 Mortgage Trust	5.800%	12/10/49	550	658
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	61
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	128
[3,6]	Commercial Mortgages Lease-Backed
	Certificates Series 2001-CMLB-1	6.746%	6/20/31	381	403
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.409%	2/15/39	100	106
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.409%	2/15/39	175	198
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C1	5.409%	2/15/39	200	226
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.804%	6/15/38	600	686
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C3	5.804%	6/15/38	75	82
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C4	5.509%	9/15/39	50	54
3	Credit Suisse Commercial Mortgage
	Trust Series 2006-C5	5.311%	12/15/39	150	170
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C1	5.383%	2/15/40	175	194
3	Credit Suisse Commercial Mortgage
	Trust Series 2007-C3	5.679%	6/15/39	200	226
3	CSFB Commercial Mortgage Trust
	2003-C3	3.936%	5/15/38	161	162
3	CSFB Commercial Mortgage Trust
	2004-C1	4.750%	1/15/37	246	252
3	CSFB Commercial Mortgage Trust
	2005-C1	5.014%	2/15/38	250	267
3	CSFB Commercial Mortgage Trust
	2005-C1	5.075%	2/15/38	117	123
3	CSFB Commercial Mortgage Trust
	2005-C4	5.190%	8/15/38	75	78
3	CSFB Commercial Mortgage Trust
	2005-C5	5.100%	8/15/38	50	55
3	CSFB Commercial Mortgage Trust
	2005-C6	5.230%	12/15/40	85	89
3	Discover Card Execution Note Trust
	2007-A1	5.650%	3/16/20	275	331
3	Discover Card Execution Note Trust
	2008-A4	5.650%	12/15/15	600	614
3	Ford Credit Auto Owner Trust	1.650%	5/15/16	100	101
3	Ford Credit Auto Owner Trust	0.720%	12/15/16	100	100
3	Ford Credit Auto Owner Trust	1.150%	6/15/17	150	152
3	Ford Credit Auto Owner Trust 2009-E	2.420%	11/15/14	131	132
3	Ford Credit Auto Owner Trust 2010-A	2.150%	6/15/15	425	429
3	GE Commercial Mortgage Corp.
	Series 2005-C3 Trust	4.974%	7/10/45	150	168
3	GE Commercial Mortgage Corp.
	Series 2006-C1 Trust	5.296%	3/10/44	425	476
3	GE Commercial Mortgage Corp.
	Series 2006-C1 Trust	5.296%	3/10/44	175	195
3	GE Commercial Mortgage Corp.
	Series 2007-C1 Trust	5.543%	12/10/49	275	310
3	GMAC Commercial Mortgage
	Securities Inc. Series 2003-C1 Trust	4.079%	5/10/36	43	43
3	GMAC Commercial Mortgage
	Securities Inc. Series 2004-C1 Trust	4.908%	3/10/38	350	362
3	GMAC Commercial Mortgage
	Securities Inc. Series 2004-C3 Trust	4.864%	12/10/41	400	427

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	GMAC Commercial Mortgage
	Securities Inc. Series 2005-C1 Trust	4.754%	5/10/43	100	107
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2004-GG1	5.317%	6/10/36	687	714
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG3	4.799%	8/10/42	1,200	1,297
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG3	4.859%	8/10/42	100	105
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG5	5.117%	4/10/37	11	11
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG5	5.224%	4/10/37	775	859
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2005-GG5	5.277%	4/10/37	150	162
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2006-GG7	5.867%	7/10/38	250	290
3	Greenwich Capital Commercial
	Funding Corp. Commercial Mortgage
	Trust 2007-GG9	5.475%	3/10/39	50	54
3	GS Mortgage Securities Corp. II	5.506%	4/10/38	143	147
3	GS Mortgage Securities Trust
	2004-GG2	5.396%	8/10/38	300	316
3	GS Mortgage Securities Trust
	2006-GG6	5.553%	4/10/38	650	735
3	GS Mortgage Securities Trust
	2006-GG6	5.622%	4/10/38	150	165
3	GS Mortgage Securities Trust
	2011-GC5	3.707%	8/10/44	80	89
3	GS Mortgage Securities Trust
	2012-GC6	3.482%	1/10/45	300	319
3	GS Mortgage Securities Trust
	2012-GCJ7	3.377%	5/10/45	175	188
3	GS Mortgage Securities Trust
	2012-GCJ9	2.773%	11/10/45	125	126
3	Honda Auto Receivables 2011-1
	Owner Trust	1.800%	4/17/17	75	76
3	Honda Auto Receivables Owner Trust	0.660%	12/18/18	125	125
3	Hyundai Auto Receivables Trust	0.730%	6/15/18	75	75
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	2.829%	10/15/45	150	153
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2003-CIBC7	4.879%	1/12/38	735	753
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2004-CIBC10	4.654%	1/12/37	60	61
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2004-CIBC8	4.404%	1/12/39	150	154
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2004-CIBC9	5.584%	6/12/41	500	530
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-CIBC11	5.363%	8/12/37	50	53
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-CIBC13	5.333%	1/12/43	50	52
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP2	4.780%	7/15/42	130	144
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP5	5.242%	12/15/44	105	117

68

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2005-LDP5	5.321%	12/15/44	35	37
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-CIBC14	5.452%	12/12/44	75	83
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-CIBC16	5.593%	5/12/45	253	282
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP6	5.475%	4/15/43	197	224
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	5.871%	4/15/45	65	74
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	5.871%	4/15/45	275	317
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP7	5.871%	4/15/45	90	87
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP8	5.440%	5/15/45	115	131
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2006-LDP8	5.447%	5/15/45	200	207
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC18	5.440%	6/12/47	250	287
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.794%	2/12/51	525	624
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-CIBC20	5.880%	2/12/51	75	87
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP11	5.812%	6/15/49	300	353
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-C6	3.507%	5/15/45	225	244
3	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2012-CIBX	3.483%	6/15/45	176	189
3	LB-UBS Commercial Mortgage Trust	6.157%	4/15/41	200	243
3	LB-UBS Commercial Mortgage Trust
	2003-C3	4.166%	5/15/32	207	208
3	LB-UBS Commercial Mortgage Trust
	2003-C7	4.931%	9/15/35	700	709
3	LB-UBS Commercial Mortgage Trust
	2003-C8	5.124%	11/15/32	225	230
3	LB-UBS Commercial Mortgage Trust
	2004-C7	4.786%	10/15/29	700	734
3	LB-UBS Commercial Mortgage Trust
	2005-C1	4.742%	2/15/30	350	373
3	LB-UBS Commercial Mortgage Trust
	2005-C2	5.150%	4/15/30	225	246
3	LB-UBS Commercial Mortgage Trust
	2005-C5	5.057%	9/15/40	50	52
3	LB-UBS Commercial Mortgage Trust
	2005-C7	5.197%	11/15/30	250	280
3	LB-UBS Commercial Mortgage Trust
	2006-C1	5.217%	2/15/31	75	84
3	LB-UBS Commercial Mortgage Trust
	2006-C3	5.661%	3/15/39	475	544
3	LB-UBS Commercial Mortgage Trust
	2006-C6	5.413%	9/15/39	60	68
3	LB-UBS Commercial Mortgage Trust
	2006-C7	5.378%	11/15/38	75	82

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	LB-UBS Commercial Mortgage Trust
	2007-C1	5.424%	2/15/40	275	323
3	LB-UBS Commercial Mortgage Trust
	2007-C2	5.430%	2/15/40	325	373
3	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	600	720
3	LB-UBS Commercial Mortgage Trust
	2008-C1	6.157%	4/15/41	130	150
3	Merrill Lynch Mortgage Trust
	2003-KEY1	5.236%	11/12/35	400	410
3	Merrill Lynch Mortgage Trust 2005-CIP1 5.107%		7/12/38	45	50
3	Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	350	397
3	Merrill Lynch Mortgage Trust 2006-C1	5.684%	5/12/39	400	463
3	Merrill Lynch Mortgage Trust 2006-C1	5.684%	5/12/39	50	57
3	Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	125	139
3	Merrill Lynch Mortgage Trust 2007-C1	5.849%	6/12/50	700	813
3	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	500	593
3	Merrill Lynch/Countrywide Commercial
	Mortgage Trust	5.590%	9/12/49	97	97
3	ML-CFC Commercial Mortgage Trust
	2006-2	5.893%	6/12/46	600	687
3	ML-CFC Commercial Mortgage Trust
	2006-3	5.456%	7/12/46	85	93
3	ML-CFC Commercial Mortgage Trust
	2006-4	5.204%	12/12/49	50	55
3	ML-CFC Commercial Mortgage Trust
	2007-5	5.378%	8/12/48	465	530
3	ML-CFC Commercial Mortgage Trust
	2007-9	5.700%	9/12/49	125	148
3	Morgan Stanley Bank of America
	Merrill Lynch Trust	3.176%	8/15/45	100	106
3	Morgan Stanley Capital I Trust
	2003-IQ6	4.970%	12/15/41	395	406
3	Morgan Stanley Capital I Trust
	2004-HQ4	4.970%	4/14/40	575	600
3	Morgan Stanley Capital I Trust
	2004-IQ8	5.110%	6/15/40	63	66
3	Morgan Stanley Capital I Trust
	2004-TOP13	4.660%	9/13/45	116	119
3	Morgan Stanley Capital I Trust
	2004-TOP15	5.270%	6/13/41	200	208
3	Morgan Stanley Capital I Trust
	2005-HQ5	5.168%	1/14/42	125	135
3	Morgan Stanley Capital I Trust
	2005-HQ6	4.989%	8/13/42	225	250
3	Morgan Stanley Capital I Trust
	2005-HQ6	5.073%	8/13/42	95	98
3	Morgan Stanley Capital I Trust
	2005-HQ7	5.208%	11/14/42	400	444
3	Morgan Stanley Capital I Trust
	2005-IQ10	5.230%	9/15/42	750	825
3	Morgan Stanley Capital I Trust
	2005-IQ9	4.770%	7/15/56	85	88
3	Morgan Stanley Capital I Trust
	2005-TOP17	4.780%	12/13/41	100	108
3	Morgan Stanley Capital I Trust
	2005-TOP17	4.840%	12/13/41	35	36
3	Morgan Stanley Capital I Trust
	2005-TOP19	4.985%	6/12/47	75	79
3	Morgan Stanley Capital I Trust
	2006-HQ10	5.328%	11/12/41	135	156
3	Morgan Stanley Capital I Trust
	2006-HQ10	5.360%	11/12/41	200	223
3	Morgan Stanley Capital I Trust
	2006-HQ8	5.420%	3/12/44	300	341
3	Morgan Stanley Capital I Trust
	2006-HQ8	5.469%	3/12/44	118	132
3	Morgan Stanley Capital I Trust
	2006-HQ9	5.773%	7/12/44	125	141
3	Morgan Stanley Capital I Trust
	2006-HQ9	5.793%	7/12/44	115	125

69

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.691%	10/15/42	240	275
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.695%	10/15/42	20	23
3	Morgan Stanley Capital I Trust
	2006-IQ11	5.695%	10/15/42	100	107
3	Morgan Stanley Capital I Trust
	2006-IQ12	5.332%	12/15/43	200	230
3	Morgan Stanley Capital I Trust
	2006-TOP21	5.090%	10/12/52	6	6
3	Morgan Stanley Capital I Trust
	2006-TOP21	5.204%	10/12/52	200	220
3	Morgan Stanley Capital I Trust
	2006-TOP23	5.818%	8/12/41	50	58
3	Morgan Stanley Capital I Trust
	2007-IQ14	5.692%	4/15/49	420	490
3	Morgan Stanley Capital I Trust
	2007-IQ16	5.809%	12/12/49	550	651
3	Morgan Stanley Capital I Trust
	2007-IQ16	6.103%	12/12/49	125	146
3	Morgan Stanley Capital I Trust
	2007-TOP25	5.544%	11/12/49	100	109
3	Morgan Stanley Capital I Trust
	2007-TOP27	5.651%	6/11/42	300	355
3	Morgan Stanley Capital I Trust
	2007-TOP27	5.651%	6/11/42	150	169
3	Morgan Stanley Capital I Trust
	2008-TOP29	6.275%	1/11/43	475	584
3	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	350	367
3	Nissan Auto Receivables 2012-B
	Owner Trust	0.660%	12/17/18	115	115
6	Northern Rock Asset Management plc	5.625%	6/22/17	150	174
3	PSE&G Transition Funding LLC
	Series 2001-1	6.890%	12/15/17	600	684
6	Royal Bank of Canada	3.125%	4/14/15	225	238
	Royal Bank of Canada	0.625%	12/4/15	200	200
	Royal Bank of Canada	1.200%	9/19/17	300	301
3	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.565%	8/15/39	85	93
3	Toyota Auto Receivables 2012-A
	Owner Trust	0.990%	8/15/17	252	255
3	Volkswagen Auto Loan Enhanced Trust	1.150%	7/20/18	288	293
3	Wachovia Bank Commercial Mortgage
	Trust Series 2003-C6	5.125%	8/15/35	90	91
3	Wachovia Bank Commercial Mortgage
	Trust Series 2003-C8	4.964%	11/15/35	325	333
3	Wachovia Bank Commercial Mortgage
	Trust Series 2004-C10	4.748%	2/15/41	360	372
3	Wachovia Bank Commercial Mortgage
	Trust Series 2004-C12	5.307%	7/15/41	275	288
3	Wachovia Bank Commercial Mortgage
	Trust Series 2004-C15	4.803%	10/15/41	600	637
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C17	5.083%	3/15/42	250	273
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C17	5.224%	3/15/42	50	53
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.699%	5/15/44	800	881
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.750%	5/15/44	35	38
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C19	4.793%	5/15/44	75	80
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C20	5.118%	7/15/42	175	194
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C21	5.240%	10/15/44	686	762
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C21	5.240%	10/15/44	35	37
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C22	5.293%	12/15/44	500	557

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
3	Wachovia Bank Commercial Mortgage
	Trust Series 2005-C22	5.343%	12/15/44	50	55
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C25	5.736%	5/15/43	475	547
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C26	5.967%	6/15/45	34	39
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C27	5.765%	7/15/45	440	506
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C28	5.679%	10/15/48	150	161
3	Wachovia Bank Commercial Mortgage
	Trust Series 2006-C29	5.313%	11/15/48	425	440
3	Wells Fargo Commercial Mortgage
	Trust	2.918%	10/15/45	75	77
3	WF-RBS Commercial Mortgage Trust	2.870%	11/15/45	140	144
3	WFRBS Commercial Mortgage Trust
	2012-C6	3.440%	4/15/45	175	191
3	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	125	135
3	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	100	110
3	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	75	78
3	World Omni Auto Receivables Trust	0.810%	1/15/19	77	77
Total Asset-Backed/Commercial
Mortgage-Backed Securities (Cost $61,018)					68,654
Corporate Bonds (22.4%)
Finance (7.5%)
	Banking (4.8%)
	Abbey National Treasury Services plc	2.875%	4/25/14	75	77
	Abbey National Treasury Services plc	4.000%	4/27/16	575	606
	American Express Centurion Bank	5.950%	6/12/17	50	60
	American Express Centurion Bank	6.000%	9/13/17	625	753
	American Express Co.	7.250%	5/20/14	75	82
	American Express Co.	5.500%	9/12/16	100	114
	American Express Co.	6.150%	8/28/17	100	121
	American Express Co.	7.000%	3/19/18	675	853
6	American Express Co.	2.650%	12/2/22	201	200
6	American Express Co.	4.050%	12/3/42	67	67
3	American Express Co.	6.800%	9/1/66	200	215
	American Express Credit Corp.	5.125%	8/25/14	50	54
	American Express Credit Corp.	1.750%	6/12/15	1,050	1,072
	American Express Credit Corp.	2.750%	9/15/15	700	734
	American Express Credit Corp.	2.800%	9/19/16	215	228
	American Express Credit Corp.	2.375%	3/24/17	250	262
	Bancolombia SA	4.250%	1/12/16	275	287
	Bancolombia SA	5.125%	9/11/22	150	155
	Bank of America Corp.	7.375%	5/15/14	275	298
	Bank of America Corp.	5.125%	11/15/14	1,050	1,118
	Bank of America Corp.	4.500%	4/1/15	200	213
	Bank of America Corp.	4.750%	8/1/15	500	538
	Bank of America Corp.	3.700%	9/1/15	250	264
	Bank of America Corp.	5.250%	12/1/15	75	81
	Bank of America Corp.	3.625%	3/17/16	100	106
	Bank of America Corp.	3.750%	7/12/16	700	746
	Bank of America Corp.	6.500%	8/1/16	375	434
	Bank of America Corp.	5.750%	8/15/16	100	109
	Bank of America Corp.	5.420%	3/15/17	125	136
	Bank of America Corp.	5.750%	12/1/17	325	377
	Bank of America Corp.	5.650%	5/1/18	900	1,044
	Bank of America Corp.	7.625%	6/1/19	300	383
	Bank of America Corp.	5.625%	7/1/20	350	414
	Bank of America Corp.	5.700%	1/24/22	125	150
	Bank of America Corp.	5.875%	2/7/42	225	280
	Bank of America NA	5.300%	3/15/17	1,125	1,268
	Bank of America NA	6.100%	6/15/17	500	575
	Bank of Montreal	0.800%	11/6/15	175	175
	Bank of Montreal	2.500%	1/11/17	350	367
	Bank of Montreal	2.550%	11/6/22	150	149
	Bank of New York Mellon Corp.	4.300%	5/15/14	150	158

70

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Bank of New York Mellon Corp.	4.950%	3/15/15	200	217
	Bank of New York Mellon Corp.	2.500%	1/15/16	450	472
	Bank of New York Mellon Corp.	1.300%	1/25/18	50	50
	Bank of New York Mellon Corp.	5.450%	5/15/19	200	238
	Bank of New York Mellon Corp.	3.550%	9/23/21	550	599
	Bank of Nova Scotia	2.375%	12/17/13	625	637
	Bank of Nova Scotia	3.400%	1/22/15	125	132
	Bank of Nova Scotia	0.750%	10/9/15	75	75
	Bank of Nova Scotia	2.900%	3/29/16	500	531
	Bank of Nova Scotia	2.550%	1/12/17	150	158
	Bank One Corp.	4.900%	4/30/15	100	108
	Barclays Bank plc	5.200%	7/10/14	600	640
	Barclays Bank plc	3.900%	4/7/15	400	423
	Barclays Bank plc	5.000%	9/22/16	675	758
	Barclays Bank plc	5.125%	1/8/20	525	598
	BB&T Corp.	2.050%	4/28/14	250	255
	BB&T Corp.	5.200%	12/23/15	625	697
	BB&T Corp.	2.150%	3/22/17	175	180
	BB&T Corp.	4.900%	6/30/17	75	84
	BB&T Corp.	1.450%	1/12/18	50	50
	BBVA US Senior SAU	3.250%	5/16/14	175	175
	BBVA US Senior SAU	4.664%	10/9/15	400	410
	Bear Stearns Cos. LLC	5.700%	11/15/14	550	597
	Bear Stearns Cos. LLC	5.300%	10/30/15	50	56
	Bear Stearns Cos. LLC	5.550%	1/22/17	650	733
	Bear Stearns Cos. LLC	6.400%	10/2/17	400	481
	Bear Stearns Cos. LLC	7.250%	2/1/18	325	408
	BNP Paribas SA	3.250%	3/11/15	300	313
	BNP Paribas SA	3.600%	2/23/16	525	557
	BNP Paribas SA	2.375%	9/14/17	350	355
	BNP Paribas SA	5.000%	1/15/21	875	985
	BNY Mellon NA	4.750%	12/15/14	50	54
	Branch Banking & Trust Co.	5.625%	9/15/16	175	201
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	150	151
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	165	173
	Capital One Bank USA NA	8.800%	7/15/19	900	1,218
	Capital One Financial Corp.	2.150%	3/23/15	275	280
	Capital One Financial Corp.	5.500%	6/1/15	25	27
	Capital One Financial Corp.	3.150%	7/15/16	250	266
	Capital One Financial Corp.	6.150%	9/1/16	125	143
	Capital One Financial Corp.	5.250%	2/21/17	50	57
	Capital One Financial Corp.	6.750%	9/15/17	75	91
	Capital One Financial Corp.	4.750%	7/15/21	50	58
[3,6]	Citicorp Lease Pass-Through
	Trust 1999-1	8.040%	12/15/19	500	611
	Citigroup Inc.	5.125%	5/5/14	100	105
	Citigroup Inc.	6.375%	8/12/14	750	811
	Citigroup Inc.	5.000%	9/15/14	975	1,026
	Citigroup Inc.	5.500%	10/15/14	300	322
	Citigroup Inc.	6.010%	1/15/15	275	300
	Citigroup Inc.	4.750%	5/19/15	275	296
	Citigroup Inc.	4.700%	5/29/15	150	161
	Citigroup Inc.	2.250%	8/7/15	250	256
	Citigroup Inc.	4.587%	12/15/15	175	191
	Citigroup Inc.	5.300%	1/7/16	225	249
	Citigroup Inc.	3.953%	6/15/16	100	107
	Citigroup Inc.	4.450%	1/10/17	300	332
	Citigroup Inc.	6.000%	8/15/17	176	207
	Citigroup Inc.	6.125%	11/21/17	825	982
	Citigroup Inc.	6.125%	5/15/18	789	946
	Citigroup Inc.	8.500%	5/22/19	300	402
	Citigroup Inc.	5.375%	8/9/20	150	177
	Citigroup Inc.	4.500%	1/14/22	575	638
	Citigroup Inc.	6.625%	6/15/32	100	115
	Citigroup Inc.	5.875%	2/22/33	275	292
	Citigroup Inc.	6.000%	10/31/33	325	349
	Citigroup Inc.	6.125%	8/25/36	75	82
	Citigroup Inc.	5.875%	5/29/37	325	386
	Citigroup Inc.	6.875%	3/5/38	640	842
	Citigroup Inc.	8.125%	7/15/39	575	859
	Comerica Bank	5.750%	11/21/16	225	260

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Comerica Bank	5.200%	8/22/17	75	87
Commonwealth Bank of Australia	1.950%	3/16/15	350	359
Commonwealth Bank of Australia	1.250%	9/18/15	250	253
Commonwealth Bank of Australia	1.900%	9/18/17	250	256
Compass Bank	6.400%	10/1/17	75	80
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	125	129
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	250	269
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	950	1,061
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	525	565
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	125	129
Countrywide Financial Corp.	6.250%	5/15/16	125	138
Credit Suisse	2.200%	1/14/14	675	685
Credit Suisse	3.500%	3/23/15	525	554
Credit Suisse	5.300%	8/13/19	175	208
Credit Suisse	5.400%	1/14/20	325	364
Credit Suisse	4.375%	8/5/20	685	780
Credit Suisse USA Inc.	5.125%	1/15/14	100	105
Credit Suisse USA Inc.	4.875%	1/15/15	635	685
Credit Suisse USA Inc.	5.125%	8/15/15	75	83
Deutsche Bank AG	3.450%	3/30/15	300	317
Deutsche Bank AG	3.250%	1/11/16	375	398
Deutsche Bank AG	6.000%	9/1/17	550	661
Deutsche Bank Financial LLC	5.375%	3/2/15	300	321
Fifth Third Bancorp	3.625%	1/25/16	400	427
Fifth Third Bancorp	3.500%	3/15/22	375	393
Fifth Third Bancorp	8.250%	3/1/38	225	323
First Horizon National Corp.	5.375%	12/15/15	625	682
First Niagara Financial Group Inc.	6.750%	3/19/20	50	59
First Niagara Financial Group Inc.	7.250%	12/15/21	25	30
First Tennessee Bank NA	5.050%	1/15/15	50	52
Goldman Sachs Capital I	6.345%	2/15/34	400	419
Goldman Sachs Group Inc.	4.750%	7/15/13	1,225	1,250
Goldman Sachs Group Inc.	5.150%	1/15/14	635	661
Goldman Sachs Group Inc.	5.000%	10/1/14	275	293
Goldman Sachs Group Inc.	5.125%	1/15/15	665	714
Goldman Sachs Group Inc.	3.300%	5/3/15	175	182
Goldman Sachs Group Inc.	3.700%	8/1/15	550	579
Goldman Sachs Group Inc.	5.350%	1/15/16	300	331
Goldman Sachs Group Inc.	3.625%	2/7/16	550	582
Goldman Sachs Group Inc.	5.750%	10/1/16	250	284
Goldman Sachs Group Inc.	5.625%	1/15/17	450	493
Goldman Sachs Group Inc.	6.250%	9/1/17	475	557
Goldman Sachs Group Inc.	5.950%	1/18/18	825	963
Goldman Sachs Group Inc.	6.150%	4/1/18	200	235
Goldman Sachs Group Inc.	7.500%	2/15/19	75	94
Goldman Sachs Group Inc.	5.375%	3/15/20	475	543
Goldman Sachs Group Inc.	6.000%	6/15/20	180	213
Goldman Sachs Group Inc.	5.250%	7/27/21	475	541
Goldman Sachs Group Inc.	5.750%	1/24/22	150	176
Goldman Sachs Group Inc.	5.950%	1/15/27	550	596
Goldman Sachs Group Inc.	6.125%	2/15/33	125	145
Goldman Sachs Group Inc.	6.450%	5/1/36	625	681
Goldman Sachs Group Inc.	6.750%	10/1/37	1,525	1,724
Goldman Sachs Group Inc.	6.250%	2/1/41	675	818
HSBC Bank USA NA	4.875%	8/24/20	250	277
HSBC Bank USA NA	5.625%	8/15/35	250	280
HSBC Holdings plc	5.100%	4/5/21	1,075	1,255
HSBC Holdings plc	4.875%	1/14/22	225	261
HSBC Holdings plc	4.000%	3/30/22	225	245
HSBC Holdings plc	7.625%	5/17/32	100	129
HSBC Holdings plc	7.350%	11/27/32	100	123
HSBC Holdings plc	6.500%	5/2/36	500	619
HSBC Holdings plc	6.500%	9/15/37	450	561
HSBC Holdings plc	6.800%	6/1/38	50	63
HSBC USA Inc.	2.375%	2/13/15	250	257
HSBC USA Inc.	1.625%	1/16/18	375	375

71

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Huntington Bancshares Inc.	7.000%	12/15/20	25	30
	JPMorgan Chase & Co.	2.050%	1/24/14	510	518
	JPMorgan Chase & Co.	4.875%	3/15/14	230	240
	JPMorgan Chase & Co.	4.650%	6/1/14	400	421
	JPMorgan Chase & Co.	5.125%	9/15/14	410	436
	JPMorgan Chase & Co.	3.700%	1/20/15	250	263
	JPMorgan Chase & Co.	4.750%	3/1/15	775	835
	JPMorgan Chase & Co.	5.250%	5/1/15	425	461
	JPMorgan Chase & Co.	5.150%	10/1/15	375	412
	JPMorgan Chase & Co.	1.100%	10/15/15	600	599
	JPMorgan Chase & Co.	2.600%	1/15/16	150	156
	JPMorgan Chase & Co.	3.450%	3/1/16	275	293
	JPMorgan Chase & Co.	3.150%	7/5/16	525	555
	JPMorgan Chase & Co.	6.125%	6/27/17	75	87
	JPMorgan Chase & Co.	2.000%	8/15/17	325	331
	JPMorgan Chase & Co.	6.000%	1/15/18	450	539
	JPMorgan Chase & Co.	6.300%	4/23/19	1,475	1,815
	JPMorgan Chase & Co.	4.400%	7/22/20	575	648
	JPMorgan Chase & Co.	4.625%	5/10/21	250	284
	JPMorgan Chase & Co.	4.350%	8/15/21	280	313
	JPMorgan Chase & Co.	4.500%	1/24/22	25	28
	JPMorgan Chase & Co.	3.250%	9/23/22	700	720
	JPMorgan Chase & Co.	6.400%	5/15/38	950	1,270
	JPMorgan Chase & Co.	5.500%	10/15/40	250	305
	JPMorgan Chase & Co.	5.600%	7/15/41	450	559
	JPMorgan Chase & Co.	5.400%	1/6/42	150	180
	JPMorgan Chase Bank NA	5.875%	6/13/16	25	28
	JPMorgan Chase Bank NA	6.000%	10/1/17	375	443
	KeyBank NA	4.950%	9/15/15	150	163
	KeyBank NA	5.450%	3/3/16	150	168
	KeyCorp	5.100%	3/24/21	25	29
	Lloyds TSB Bank plc	4.875%	1/21/16	150	165
	Lloyds TSB Bank plc	4.200%	3/28/17	400	443
	Lloyds TSB Bank plc	6.375%	1/21/21	425	523
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	200	242
3	Manufacturers & Traders Trust Co.	5.585%	12/28/20	150	149
	MBNA Corp.	5.000%	6/15/15	50	54
	Mellon Funding Corp.	5.000%	12/1/14	300	323
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	150	156
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	225	238
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	500	534
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	225	247
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	300	326
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	400	472
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,175	1,422
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	75	88
	Merrill Lynch & Co. Inc.	6.110%	1/29/37	100	109
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	1,545	1,994
	Morgan Stanley	2.875%	1/24/14	950	966
	Morgan Stanley	4.750%	4/1/14	525	543
	Morgan Stanley	6.000%	5/13/14	500	529
	Morgan Stanley	4.200%	11/20/14	475	496
	Morgan Stanley	4.100%	1/26/15	225	235
	Morgan Stanley	6.000%	4/28/15	225	244
	Morgan Stanley	5.375%	10/15/15	175	190
	Morgan Stanley	3.450%	11/2/15	700	729
	Morgan Stanley	3.800%	4/29/16	575	603
	Morgan Stanley	5.750%	10/18/16	375	416
	Morgan Stanley	5.450%	1/9/17	575	636
	Morgan Stanley	4.750%	3/22/17	150	163
	Morgan Stanley	5.550%	4/27/17	50	55
	Morgan Stanley	5.950%	12/28/17	375	424
	Morgan Stanley	6.625%	4/1/18	450	529
	Morgan Stanley	7.300%	5/13/19	525	636
	Morgan Stanley	5.625%	9/23/19	800	901
	Morgan Stanley	5.500%	1/26/20	275	305
	Morgan Stanley	5.500%	7/24/20	175	196
	Morgan Stanley	5.750%	1/25/21	150	169
	Morgan Stanley	5.500%	7/28/21	175	198
	Morgan Stanley	4.875%	11/1/22	425	438
	Morgan Stanley	6.250%	8/9/26	450	524

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	7.250%	4/1/32	150	187
	Morgan Stanley	6.375%	7/24/42	200	234
	Murray Street Investment Trust I	4.647%	3/9/17	275	297
	National Australia Bank Ltd.	2.000%	3/9/15	175	179
	National Australia Bank Ltd.	1.600%	8/7/15	275	279
	National Australia Bank Ltd.	2.750%	3/9/17	175	184
	National Bank of Canada	1.500%	6/26/15	325	330
	National City Corp.	4.900%	1/15/15	500	539
	Northern Trust Corp.	4.625%	5/1/14	100	105
	Northern Trust Corp.	3.375%	8/23/21	100	107
	PNC Bank NA	4.875%	9/21/17	775	887
	PNC Bank NA	6.000%	12/7/17	100	120
	PNC Funding Corp.	3.625%	2/8/15	75	79
	PNC Funding Corp.	5.250%	11/15/15	100	112
	PNC Funding Corp.	5.625%	2/1/17	75	87
	PNC Funding Corp.	6.700%	6/10/19	25	32
	PNC Funding Corp.	5.125%	2/8/20	150	178
	PNC Funding Corp.	4.375%	8/11/20	475	542
	PNC Funding Corp.	3.300%	3/8/22	500	526
	Royal Bank of Canada	0.800%	10/30/15	575	575
	Royal Bank of Canada	2.625%	12/15/15	625	660
	Royal Bank of Canada	2.875%	4/19/16	150	159
	Royal Bank of Scotland Group plc	2.550%	9/18/15	150	154
	Royal Bank of Scotland plc	3.250%	1/11/14	175	178
6	Royal Bank of Scotland plc	4.875%	8/25/14	50	53
	Royal Bank of Scotland plc	4.875%	3/16/15	325	349
	Royal Bank of Scotland plc	3.950%	9/21/15	25	27
	Royal Bank of Scotland plc	4.375%	3/16/16	75	82
	Royal Bank of Scotland plc	6.400%	10/21/19	650	768
	Royal Bank of Scotland plc	5.625%	8/24/20	150	175
	Royal Bank of Scotland plc	6.125%	1/11/21	200	243
	Santander Holdings USA Inc.	3.000%	9/24/15	250	255
	Societe Generale SA	2.750%	10/12/17	225	229
	SouthTrust Corp.	5.800%	6/15/14	50	53
	Sovereign Bank	8.750%	5/30/18	75	88
	State Street Corp.	2.875%	3/7/16	550	587
	State Street Corp.	4.956%	3/15/18	275	311
	Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	475	484
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	256
	SunTrust Bank	7.250%	3/15/18	75	92
	SunTrust Banks Inc.	3.600%	4/15/16	75	80
	SunTrust Banks Inc.	3.500%	1/20/17	350	375
	SunTrust Banks Inc.	6.000%	9/11/17	50	59
	Svenska Handelsbanken AB	2.875%	4/4/17	475	502
	Toronto-Dominion Bank	1.375%	7/14/14	90	91
	Toronto-Dominion Bank	2.500%	7/14/16	120	126
	Toronto-Dominion Bank	2.375%	10/19/16	250	263
	UBS AG	2.250%	1/28/14	300	304
	UBS AG	7.000%	10/15/15	250	280
	UBS AG	7.375%	6/15/17	200	232
	UBS AG	5.875%	12/20/17	425	504
	UBS AG	5.750%	4/25/18	375	444
	UBS AG	4.875%	8/4/20	550	636
	Union Bank NA	5.950%	5/11/16	100	114
	Union Bank NA	3.000%	6/6/16	25	27
	Union Bank NA	2.125%	6/16/17	50	51
	UnionBanCal Corp.	3.500%	6/18/22	175	184
	US Bancorp	4.200%	5/15/14	500	525
	US Bancorp	3.150%	3/4/15	50	53
	US Bancorp	3.442%	2/1/16	150	159
	US Bancorp	4.125%	5/24/21	250	283
	US Bancorp	3.000%	3/15/22	125	130
	US Bancorp	2.950%	7/15/22	400	405
	US Bank NA	4.950%	10/30/14	600	646
	Vesey Street Investment Trust I	4.404%	9/1/16	25	27
	Wachovia Bank NA	4.875%	2/1/15	216	232
	Wachovia Bank NA	6.000%	11/15/17	200	239
	Wachovia Bank NA	5.850%	2/1/37	300	372
	Wachovia Bank NA	6.600%	1/15/38	225	306
	Wachovia Corp.	4.875%	2/15/14	180	187
	Wachovia Corp.	5.250%	8/1/14	75	80

72

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wachovia Corp.	5.625%	10/15/16	125	143
	Wachovia Corp.	5.750%	6/15/17	425	502
	Wachovia Corp.	5.750%	2/1/18	300	360
	Wachovia Corp.	6.605%	10/1/25	500	626
	Wells Fargo & Co.	1.250%	2/13/15	575	579
	Wells Fargo & Co.	3.625%	4/15/15	425	451
	Wells Fargo & Co.	3.676%	6/15/16	50	54
	Wells Fargo & Co.	2.625%	12/15/16	350	368
	Wells Fargo & Co.	2.100%	5/8/17	150	155
	Wells Fargo & Co.	5.625%	12/11/17	575	684
	Wells Fargo & Co.	1.500%	1/16/18	25	25
	Wells Fargo & Co.	4.600%	4/1/21	1,450	1,660
	Wells Fargo & Co.	3.500%	3/8/22	200	212
	Wells Fargo & Co.	5.375%	2/7/35	200	240
	Wells Fargo Bank NA	4.750%	2/9/15	1,106	1,186
	Wells Fargo Bank NA	5.750%	5/16/16	125	141
	Wells Fargo Bank NA	5.950%	8/26/36	200	255
	Westpac Banking Corp.	4.200%	2/27/15	750	805
	Westpac Banking Corp.	3.000%	8/4/15	275	290
	Westpac Banking Corp.	1.125%	9/25/15	50	50
	Westpac Banking Corp.	4.875%	11/19/19	250	291
	Zions Bancorporation	4.500%	3/27/17	25	26

	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.650%	11/15/15	125	141
	Ameriprise Financial Inc.	5.300%	3/15/20	50	59
	BlackRock Inc.	3.500%	12/10/14	100	106
	BlackRock Inc.	1.375%	6/1/15	25	25
	BlackRock Inc.	6.250%	9/15/17	100	122
	BlackRock Inc.	5.000%	12/10/19	160	191
	BlackRock Inc.	4.250%	5/24/21	200	225
	BlackRock Inc.	3.375%	6/1/22	225	239
6	Charles Schwab Corp.	3.225%	9/1/22	150	152
	Franklin Resources Inc.	3.125%	5/20/15	100	105
	Franklin Resources Inc.	1.375%	9/15/17	50	50
	Franklin Resources Inc.	2.800%	9/15/22	225	227
	Invesco Finance plc	3.125%	11/30/22	100	101
	Jefferies Group Inc.	5.125%	4/13/18	175	183
	Jefferies Group Inc.	8.500%	7/15/19	25	30
	Jefferies Group Inc.	6.875%	4/15/21	405	454
	Jefferies Group Inc.	6.450%	6/8/27	125	132
	Jefferies Group Inc.	6.250%	1/15/36	175	182
	Lazard Group LLC	6.850%	6/15/17	325	375
	Nomura Holdings Inc.	5.000%	3/4/15	175	185
	Nomura Holdings Inc.	6.700%	3/4/20	200	232
	Raymond James Financial Inc.	4.250%	4/15/16	50	53
	TD Ameritrade Holding Corp.	4.150%	12/1/14	75	80
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	59

	Finance Companies (0.7%)
	Block Financial LLC	5.125%	10/30/14	150	158
	GATX Corp.	4.750%	6/15/22	100	105
	General Electric Capital Corp.	2.100%	1/7/14	50	51
	General Electric Capital Corp.	5.900%	5/13/14	50	54
	General Electric Capital Corp.	5.500%	6/4/14	400	428
	General Electric Capital Corp.	5.650%	6/9/14	125	133
	General Electric Capital Corp.	3.750%	11/14/14	600	633
	General Electric Capital Corp.	2.150%	1/9/15	25	26
	General Electric Capital Corp.	3.500%	6/29/15	800	850
	General Electric Capital Corp.	1.625%	7/2/15	450	458
	General Electric Capital Corp.	4.375%	9/21/15	200	218
	General Electric Capital Corp.	1.000%	12/11/15	50	50
	General Electric Capital Corp.	2.950%	5/9/16	450	474
	General Electric Capital Corp.	3.350%	10/17/16	850	912
	General Electric Capital Corp.	5.400%	2/15/17	300	344
	General Electric Capital Corp.	2.300%	4/27/17	325	337
	General Electric Capital Corp.	5.625%	9/15/17	460	542
	General Electric Capital Corp.	1.600%	11/20/17	125	125
	General Electric Capital Corp.	5.625%	5/1/18	1,040	1,233
	General Electric Capital Corp.	6.000%	8/7/19	650	788
	General Electric Capital Corp.	2.100%	12/11/19	25	25

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	5.500%	1/8/20	75	89
	General Electric Capital Corp.	5.550%	5/4/20	275	326
	General Electric Capital Corp.	4.375%	9/16/20	150	167
	General Electric Capital Corp.	5.300%	2/11/21	350	406
	General Electric Capital Corp.	4.650%	10/17/21	375	426
	General Electric Capital Corp.	6.750%	3/15/32	1,175	1,523
	General Electric Capital Corp.	6.150%	8/7/37	475	584
	General Electric Capital Corp.	5.875%	1/14/38	925	1,124
	General Electric Capital Corp.	6.875%	1/10/39	875	1,186
3	General Electric Capital Corp.	6.375%	11/15/67	400	421
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	101
	HSBC Finance Corp.	5.250%	1/15/14	325	339
	HSBC Finance Corp.	5.000%	6/30/15	275	299
	HSBC Finance Corp.	6.676%	1/15/21	640	759
	SLM Corp.	5.050%	11/14/14	450	472
	SLM Corp.	6.250%	1/25/16	825	897
	SLM Corp.	6.000%	1/25/17	50	54
	SLM Corp.	4.625%	9/25/17	75	77
	SLM Corp.	8.450%	6/15/18	300	352
	SLM Corp.	8.000%	3/25/20	75	86
	SLM Corp.	5.625%	8/1/33	275	257

	Insurance (1.4%)
	ACE Capital Trust II	9.700%	4/1/30	50	73
	ACE INA Holdings Inc.	5.600%	5/15/15	175	194
	ACE INA Holdings Inc.	2.600%	11/23/15	150	158
	ACE INA Holdings Inc.	5.700%	2/15/17	100	117
	ACE INA Holdings Inc.	5.800%	3/15/18	25	30
	ACE INA Holdings Inc.	5.900%	6/15/19	25	31
	AEGON Funding Co. LLC	5.750%	12/15/20	331	386
	Aetna Inc.	6.000%	6/15/16	75	87
	Aetna Inc.	1.500%	11/15/17	75	75
	Aetna Inc.	6.500%	9/15/18	150	186
	Aetna Inc.	2.750%	11/15/22	200	197
	Aetna Inc.	6.625%	6/15/36	250	334
	Aetna Inc.	6.750%	12/15/37	100	138
	Aetna Inc.	4.500%	5/15/42	175	183
	Aetna Inc.	4.125%	11/15/42	75	74
	Aflac Inc.	2.650%	2/15/17	125	131
	Aflac Inc.	4.000%	2/15/22	50	54
	Aflac Inc.	6.900%	12/17/39	25	33
	Alleghany Corp.	5.625%	9/15/20	100	111
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	425	502
	Allstate Corp.	5.000%	8/15/14	150	160
	Allstate Corp.	6.125%	12/15/32	100	128
	Allstate Corp.	5.550%	5/9/35	125	150
	Allstate Corp.	5.200%	1/15/42	325	383
3	Allstate Corp.	6.500%	5/15/57	225	239
3	Allstate Corp.	6.125%	5/15/67	225	233
	Alterra Finance LLC	6.250%	9/30/20	55	63
	American Financial Group Inc.	9.875%	6/15/19	50	65
	American International Group Inc.	4.250%	9/15/14	200	211
	American International Group Inc.	3.000%	3/20/15	200	208
	American International Group Inc.	2.375%	8/24/15	25	25
	American International Group Inc.	5.050%	10/1/15	225	249
	American International Group Inc.	4.875%	9/15/16	200	223
	American International Group Inc.	5.600%	10/18/16	325	371
	American International Group Inc.	3.800%	3/22/17	300	324
	American International Group Inc.	5.850%	1/16/18	125	148
	American International Group Inc.	8.250%	8/15/18	75	99
	American International Group Inc.	6.400%	12/15/20	385	476
	American International Group Inc.	4.875%	6/1/22	100	114
	American International Group Inc.	6.250%	5/1/36	900	1,156
3	American International Group Inc.	8.175%	5/15/68	575	745
3	American International Group Inc.	6.250%	3/15/87	125	133
	Aon Corp.	3.500%	9/30/15	125	132
	Aon Corp.	5.000%	9/30/20	325	372
	Aon Corp.	8.205%	1/1/27	25	31
	Aon Corp.	6.250%	9/30/40	100	130
	Arch Capital Group Ltd.	7.350%	5/1/34	75	95
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	50	55

73

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Assurant Inc.	5.625%	2/15/14	25	26
	Assurant Inc.	6.750%	2/15/34	50	56
	AXA SA	8.600%	12/15/30	375	470
	Axis Capital Holdings Ltd.	5.750%	12/1/14	50	54
	Axis Specialty Finance LLC	5.875%	6/1/20	575	651
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	275	298
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	25	26
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	150	153
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	475	571
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	142
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	156
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	91
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	150	154
	Berkshire Hathaway Inc.	3.200%	2/11/15	225	237
	Berkshire Hathaway Inc.	2.200%	8/15/16	525	547
	Chubb Corp.	5.750%	5/15/18	50	62
	Chubb Corp.	6.000%	5/11/37	125	162
	Chubb Corp.	6.500%	5/15/38	50	69
3	Chubb Corp.	6.375%	3/29/67	325	351
	Cigna Corp.	2.750%	11/15/16	175	184
	Cigna Corp.	5.125%	6/15/20	150	171
	Cigna Corp.	4.375%	12/15/20	75	83
	Cigna Corp.	4.000%	2/15/22	75	82
	Cigna Corp.	7.875%	5/15/27	50	66
	Cigna Corp.	6.150%	11/15/36	275	335
	Cigna Corp.	5.875%	3/15/41	50	60
	Cigna Corp.	5.375%	2/15/42	75	87
	Cincinnati Financial Corp.	6.125%	11/1/34	150	173
	CNA Financial Corp.	5.850%	12/15/14	100	109
	CNA Financial Corp.	6.500%	8/15/16	175	202
	CNA Financial Corp.	7.350%	11/15/19	25	31
	CNA Financial Corp.	5.875%	8/15/20	75	88
	CNA Financial Corp.	5.750%	8/15/21	250	293
	Coventry Health Care Inc.	6.300%	8/15/14	325	352
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	85
	Genworth Financial Inc.	5.750%	6/15/14	31	32
	Genworth Financial Inc.	8.625%	12/15/16	275	322
	Genworth Financial Inc.	7.200%	2/15/21	75	81
	Genworth Financial Inc.	7.625%	9/24/21	100	110
	Genworth Financial Inc.	6.500%	6/15/34	150	151
	Hartford Financial Services Group Inc.	5.500%	10/15/16	125	140
	Hartford Financial Services Group Inc.	5.375%	3/15/17	100	113
	Hartford Financial Services Group Inc.	4.000%	10/15/17	50	55
	Hartford Financial Services Group Inc.	6.300%	3/15/18	200	238
	Hartford Financial Services Group Inc.	6.000%	1/15/19	25	29
	Hartford Financial Services Group Inc.	5.125%	4/15/22	25	29
	Hartford Financial Services Group Inc.	5.950%	10/15/36	50	57
	Hartford Financial Services Group Inc.	6.625%	4/15/42	50	63
	HCC Insurance Holdings Inc.	6.300%	11/15/19	100	116
	Humana Inc.	7.200%	6/15/18	200	247
	Humana Inc.	8.150%	6/15/38	175	246
	Infinity Property & Casualty Corp.	5.000%	9/19/22	50	52
6	ING US Inc.	5.500%	7/15/22	25	27
	Lincoln National Corp.	4.200%	3/15/22	175	188
	Lincoln National Corp.	6.150%	4/7/36	150	173
	Lincoln National Corp.	7.000%	6/15/40	100	128
3	Lincoln National Corp.	7.000%	5/17/66	500	510
	Loews Corp.	6.000%	2/1/35	50	59
	Manulife Financial Corp.	3.400%	9/17/15	250	263
	Manulife Financial Corp.	4.900%	9/17/20	275	307
	Markel Corp.	7.125%	9/30/19	50	60
	Markel Corp.	4.900%	7/1/22	125	135
	Marsh & McLennan Cos. Inc.	5.750%	9/15/15	160	179
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	75	102
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	333
	MetLife Inc.	2.375%	2/6/14	150	153
	MetLife Inc.	5.000%	6/15/15	125	138
	MetLife Inc.	1.756%	12/15/17	100	101
	MetLife Inc.	7.717%	2/15/19	50	65
	MetLife Inc.	4.750%	2/8/21	700	811
	MetLife Inc.	3.048%	12/15/22	100	101

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MetLife Inc.	6.500%	12/15/32	175	226
	MetLife Inc.	6.375%	6/15/34	100	129
	MetLife Inc.	5.700%	6/15/35	200	240
	MetLife Inc.	5.875%	2/6/41	25	31
3	MetLife Inc.	6.400%	12/15/66	200	215
	OneBeacon US Holdings Inc.	4.600%	11/9/22	50	52
	PartnerRe Finance B LLC	5.500%	6/1/20	100	112
	Primerica Inc.	4.750%	7/15/22	25	27
	Principal Financial Group Inc.	1.850%	11/15/17	25	25
	Principal Financial Group Inc.	3.300%	9/15/22	200	202
	Principal Financial Group Inc.	3.125%	5/15/23	100	99
	Principal Financial Group Inc.	6.050%	10/15/36	100	123
	Principal Financial Group Inc.	4.625%	9/15/42	50	51
	Principal Financial Group Inc.	4.350%	5/15/43	50	49
	Principal Life Income Funding Trusts	5.100%	4/15/14	100	106
	Progressive Corp.	3.750%	8/23/21	250	274
	Progressive Corp.	6.625%	3/1/29	125	160
3	Progressive Corp.	6.700%	6/15/67	125	134
	Protective Life Corp.	8.450%	10/15/39	25	32
	Prudential Financial Inc.	4.750%	4/1/14	75	78
	Prudential Financial Inc.	5.100%	9/20/14	125	134
	Prudential Financial Inc.	6.200%	1/15/15	25	28
	Prudential Financial Inc.	5.500%	3/15/16	65	73
	Prudential Financial Inc.	6.000%	12/1/17	250	301
	Prudential Financial Inc.	5.375%	6/21/20	425	496
	Prudential Financial Inc.	5.750%	7/15/33	50	56
	Prudential Financial Inc.	5.400%	6/13/35	100	108
	Prudential Financial Inc.	5.900%	3/17/36	375	432
	Prudential Financial Inc.	6.625%	6/21/40	425	539
3	Prudential Financial Inc.	5.875%	9/15/42	100	105
3	Prudential Financial Inc.	5.625%	6/15/43	375	388
3	Reinsurance Group of America Inc.	6.750%	12/15/65	150	150
	Swiss Re Solutions Holding Corp.	6.450%	3/1/19	100	116
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	50	63
	Swiss Re Solutions Holding Corp.	7.750%	6/15/30	150	199
	Torchmark Corp.	6.375%	6/15/16	100	113
	Transatlantic Holdings Inc.	8.000%	11/30/39	375	497
	Travelers Cos. Inc.	6.250%	6/20/16	150	176
	Travelers Cos. Inc.	5.750%	12/15/17	250	304
	Travelers Cos. Inc.	5.900%	6/2/19	650	806
	Travelers Cos. Inc.	3.900%	11/1/20	125	141
	UnitedHealth Group Inc.	5.000%	8/15/14	475	504
	UnitedHealth Group Inc.	4.875%	3/15/15	50	54
	UnitedHealth Group Inc.	6.000%	6/15/17	150	180
	UnitedHealth Group Inc.	1.400%	10/15/17	100	101
	UnitedHealth Group Inc.	6.000%	2/15/18	125	152
	UnitedHealth Group Inc.	3.375%	11/15/21	100	107
	UnitedHealth Group Inc.	2.750%	2/15/23	175	176
	UnitedHealth Group Inc.	6.500%	6/15/37	50	66
	UnitedHealth Group Inc.	6.625%	11/15/37	125	166
	UnitedHealth Group Inc.	6.875%	2/15/38	320	439
	UnitedHealth Group Inc.	4.625%	11/15/41	75	80
	UnitedHealth Group Inc.	4.375%	3/15/42	50	52
	UnitedHealth Group Inc.	3.950%	10/15/42	75	74
	Unum Group	7.125%	9/30/16	100	118
	Unum Group	5.625%	9/15/20	50	57
	Unum Group	5.750%	8/15/42	25	27
	Validus Holdings Ltd.	8.875%	1/26/40	75	100
	WellPoint Inc.	5.000%	12/15/14	25	27
	WellPoint Inc.	1.250%	9/10/15	100	101
	WellPoint Inc.	5.250%	1/15/16	525	584
	WellPoint Inc.	5.875%	6/15/17	50	59
	WellPoint Inc.	1.875%	1/15/18	125	127
	WellPoint Inc.	3.125%	5/15/22	75	75
	WellPoint Inc.	3.300%	1/15/23	125	128
	WellPoint Inc.	5.950%	12/15/34	425	504
	WellPoint Inc.	5.850%	1/15/36	225	265
	WellPoint Inc.	6.375%	6/15/37	50	63
	WellPoint Inc.	4.625%	5/15/42	175	180
	Willis North America Inc.	5.625%	7/15/15	225	246
	Willis North America Inc.	7.000%	9/29/19	600	706

74

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
WR Berkley Corp.	5.375%	9/15/20	25	28
XL Group plc	5.250%	9/15/14	125	133
XL Group plc	6.250%	5/15/27	125	148
XLIT Ltd.	5.750%	10/1/21	105	125

Other Finance (0.0%)
CME Group Inc.	5.750%	2/15/14	100	105
NASDAQ OMX Group Inc.	4.000%	1/15/15	75	78
NASDAQ OMX Group Inc.	5.550%	1/15/20	75	82
ORIX Corp.	4.710%	4/27/15	250	268
ORIX Corp.	5.000%	1/12/16	115	125
XTRA Finance Corp.	5.150%	4/1/17	375	429

Real Estate Investment Trusts (0.5%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	135
Arden Realty LP	5.250%	3/1/15	25	27
AvalonBay Communities Inc.	5.750%	9/15/16	50	58
AvalonBay Communities Inc.	2.850%	3/15/23	25	25
BioMed Realty LP	3.850%	4/15/16	125	132
BioMed Realty LP	4.250%	7/15/22	50	52
Boston Properties LP	5.625%	4/15/15	200	220
Boston Properties LP	5.625%	11/15/20	225	266
Boston Properties LP	4.125%	5/15/21	75	81
Boston Properties LP	3.850%	2/1/23	225	236
Brandywine Operating Partnership LP	4.950%	4/15/18	250	274
BRE Properties Inc.	3.375%	1/15/23	100	100
Camden Property Trust	5.700%	5/15/17	100	115
Camden Property Trust	2.950%	12/15/22	125	122
CommonWealth REIT	6.250%	8/15/16	150	165
CommonWealth REIT	5.875%	9/15/20	100	107
DDR Corp.	4.625%	7/15/22	200	217
Digital Realty Trust LP	4.500%	7/15/15	225	240
Digital Realty Trust LP	5.250%	3/15/21	225	250
Duke Realty LP	5.950%	2/15/17	125	143
Duke Realty LP	8.250%	8/15/19	100	128
Duke Realty LP	6.750%	3/15/20	250	303
EPR Properties	5.750%	8/15/22	25	26
ERP Operating LP	5.250%	9/15/14	50	54
ERP Operating LP	5.125%	3/15/16	75	84
ERP Operating LP	5.375%	8/1/16	50	57
ERP Operating LP	5.750%	6/15/17	25	29
ERP Operating LP	4.625%	12/15/21	215	242
Federal Realty Investment Trust	3.000%	8/1/22	75	75
HCP Inc.	2.700%	2/1/14	125	127
HCP Inc.	3.750%	2/1/16	425	451
HCP Inc.	6.300%	9/15/16	100	115
HCP Inc.	6.700%	1/30/18	50	61
HCP Inc.	3.750%	2/1/19	50	53
HCP Inc.	2.625%	2/1/20	25	25
HCP Inc.	5.375%	2/1/21	25	28
HCP Inc.	3.150%	8/1/22	75	74
HCP Inc.	6.750%	2/1/41	100	129
Health Care REIT Inc.	3.625%	3/15/16	25	26
Health Care REIT Inc.	6.200%	6/1/16	275	314
Health Care REIT Inc.	4.700%	9/15/17	25	28
Health Care REIT Inc.	2.250%	3/15/18	200	199
Health Care REIT Inc.	4.125%	4/1/19	200	215
Health Care REIT Inc.	4.950%	1/15/21	75	82
Health Care REIT Inc.	5.250%	1/15/22	100	112
Health Care REIT Inc.	3.750%	3/15/23	75	75
Health Care REIT Inc.	6.500%	3/15/41	25	29
Health Care REIT Inc.	5.125%	3/15/43	75	73
Healthcare Realty Trust Inc.	5.125%	4/1/14	75	78
Healthcare Realty Trust Inc.	6.500%	1/17/17	50	57
Hospitality Properties Trust	7.875%	8/15/14	75	80
Hospitality Properties Trust	5.125%	2/15/15	150	158
Hospitality Properties Trust	6.700%	1/15/18	250	287
Kilroy Realty LP	5.000%	11/3/15	100	109
Kilroy Realty LP	4.800%	7/15/18	125	139
Kimco Realty Corp.	5.783%	3/15/16	25	28
Kimco Realty Corp.	5.700%	5/1/17	250	289

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Kimco Realty Corp.	6.875%	10/1/19	50	62
Liberty Property LP	5.125%	3/2/15	250	269
Liberty Property LP	5.500%	12/15/16	50	57
Liberty Property LP	3.375%	6/15/23	50	49
Mack-Cali Realty LP	7.750%	8/15/19	300	371
Mack-Cali Realty LP	4.500%	4/18/22	75	80
National Retail Properties Inc.	6.875%	10/15/17	275	331
Omega Healthcare Investors Inc.	6.750%	10/15/22	150	163
Post Apartment Homes LP	3.375%	12/1/22	50	50
ProLogis LP	4.500%	8/15/17	25	27
ProLogis LP	7.375%	10/30/19	175	216
ProLogis LP	6.625%	12/1/19	75	89
ProLogis LP	6.875%	3/15/20	200	242
Realty Income Corp.	2.000%	1/31/18	50	50
Realty Income Corp.	6.750%	8/15/19	150	186
Realty Income Corp.	5.750%	1/15/21	200	234
Realty Income Corp.	3.250%	10/15/22	50	49
Senior Housing Properties Trust	4.300%	1/15/16	50	52
Simon Property Group LP	6.750%	5/15/14	175	187
Simon Property Group LP	5.750%	12/1/15	525	590
Simon Property Group LP	5.250%	12/1/16	250	286
Simon Property Group LP	5.875%	3/1/17	25	29
Simon Property Group LP	2.150%	9/15/17	75	78
Simon Property Group LP	6.125%	5/30/18	225	273
Simon Property Group LP	5.650%	2/1/20	75	90
Simon Property Group LP	4.375%	3/1/21	125	140
Simon Property Group LP	3.375%	3/15/22	100	105
Simon Property Group LP	2.750%	2/1/23	25	25
Simon Property Group LP	6.750%	2/1/40	375	508
Simon Property Group LP	4.750%	3/15/42	75	80
Tanger Properties LP	6.150%	11/15/15	100	114
UDR Inc.	4.250%	6/1/18	25	27
UDR Inc.	4.625%	1/10/22	50	55
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	25	25
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	150	162
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	125	137
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	200	195
Washington REIT	4.950%	10/1/20	25	27
Washington REIT	3.950%	10/15/22	75	76
Weingarten Realty Investors	3.375%	10/15/22	25	25
				199,674
Industrial (12.3%)
Basic Industry (1.2%)
Agrium Inc.	6.750%	1/15/19	200	248
Agrium Inc.	6.125%	1/15/41	25	30
Air Products & Chemicals Inc.	2.000%	8/2/16	125	130
Air Products & Chemicals Inc.	1.200%	10/15/17	75	75
Air Products & Chemicals Inc.	3.000%	11/3/21	75	78
Airgas Inc.	4.500%	9/15/14	50	53
Airgas Inc.	3.250%	10/1/15	150	158
Albemarle Corp.	4.500%	12/15/20	25	28
Alcoa Inc.	5.900%	2/1/27	1,100	1,136
AngloGold Ashanti Holdings plc	5.375%	4/15/20	50	51
AngloGold Ashanti Holdings plc	5.125%	8/1/22	100	103
AngloGold Ashanti Holdings plc	6.500%	4/15/40	50	50
Barrick Gold Corp.	1.750%	5/30/14	75	76
Barrick Gold Corp.	2.900%	5/30/16	425	446
Barrick Gold Corp.	6.950%	4/1/19	175	219
Barrick Gold Finance Co.	4.875%	11/15/14	75	80
Barrick North America Finance LLC	6.800%	9/15/18	150	186
Barrick North America Finance LLC	4.400%	5/30/21	125	137
Barrick North America Finance LLC	5.700%	5/30/41	450	511
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	75	80
BHP Billiton Finance USA Ltd.	1.125%	11/21/14	125	127
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	425	428
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	57
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	150	155
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	375	384
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	118
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	400	509
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	27

75

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	225	234
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	159
Cabot Corp.	2.550%	1/15/18	25	26
Carpenter Technology Corp.	5.200%	7/15/21	275	295
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	250	272
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	27
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	79
CF Industries Inc.	6.875%	5/1/18	275	335
CF Industries Inc.	7.125%	5/1/20	380	477
Cliffs Natural Resources Inc.	5.900%	3/15/20	25	27
Cliffs Natural Resources Inc.	4.875%	4/1/21	300	297
Cliffs Natural Resources Inc.	6.250%	10/1/40	225	219
Cytec Industries Inc.	8.950%	7/1/17	50	63
Domtar Corp.	6.250%	9/1/42	25	26
Dow Chemical Co.	7.600%	5/15/14	225	245
Dow Chemical Co.	5.900%	2/15/15	925	1,020
Dow Chemical Co.	2.500%	2/15/16	75	78
Dow Chemical Co.	5.700%	5/15/18	25	30
Dow Chemical Co.	4.250%	11/15/20	125	138
Dow Chemical Co.	4.125%	11/15/21	100	110
Dow Chemical Co.	7.375%	11/1/29	25	33
Dow Chemical Co.	9.400%	5/15/39	350	576
Dow Chemical Co.	5.250%	11/15/41	200	223
Eastman Chemical Co.	3.000%	12/15/15	50	53
Eastman Chemical Co.	2.400%	6/1/17	75	78
Eastman Chemical Co.	5.500%	11/15/19	150	175
Eastman Chemical Co.	4.500%	1/15/21	75	83
Eastman Chemical Co.	3.600%	8/15/22	200	209
Eastman Chemical Co.	4.800%	9/1/42	225	241
Ecolab Inc.	2.375%	12/8/14	75	77
Ecolab Inc.	3.000%	12/8/16	50	53
Ecolab Inc.	1.450%	12/8/17	225	224
Ecolab Inc.	4.350%	12/8/21	400	448
Ecolab Inc.	5.500%	12/8/41	150	179
EI du Pont de Nemours & Co.	1.950%	1/15/16	150	155
EI du Pont de Nemours & Co.	5.250%	12/15/16	25	29
EI du Pont de Nemours & Co.	6.000%	7/15/18	275	340
EI du Pont de Nemours & Co.	4.625%	1/15/20	400	471
EI du Pont de Nemours & Co.	3.625%	1/15/21	600	660
EI du Pont de Nemours & Co.	6.500%	1/15/28	100	134
EI du Pont de Nemours & Co.	4.900%	1/15/41	150	179
FMC Corp.	3.950%	2/1/22	50	53
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	225	224
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	50	50
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	100	99
International Paper Co.	5.300%	4/1/15	75	81
International Paper Co.	7.950%	6/15/18	500	647
International Paper Co.	7.500%	8/15/21	950	1,235
International Paper Co.	7.300%	11/15/39	100	136
Kinross Gold Corp.	5.125%	9/1/21	75	77
Kinross Gold Corp.	6.875%	9/1/41	50	52
Lubrizol Corp.	5.500%	10/1/14	250	271
Monsanto Co.	5.875%	4/15/38	325	436
Mosaic Co.	3.750%	11/15/21	150	159
Newmont Mining Corp.	3.500%	3/15/22	650	671
Newmont Mining Corp.	5.875%	4/1/35	100	114
Newmont Mining Corp.	4.875%	3/15/42	100	104
Nucor Corp.	5.750%	12/1/17	25	30
Nucor Corp.	5.850%	6/1/18	150	183
Nucor Corp.	6.400%	12/1/37	75	103
Packaging Corp. of America	3.900%	6/15/22	100	103
Placer Dome Inc.	6.450%	10/15/35	75	89
Plum Creek Timberlands LP	5.875%	11/15/15	100	111
Plum Creek Timberlands LP	4.700%	3/15/21	75	83
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	150	162
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	175	192
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	145
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	175	213
PPG Industries Inc.	1.900%	1/15/16	175	180
PPG Industries Inc.	6.650%	3/15/18	250	311
Praxair Inc.	4.375%	3/31/14	75	79

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Praxair Inc.	5.250%	11/15/14	50	54
	Praxair Inc.	5.200%	3/15/17	25	29
	Praxair Inc.	4.500%	8/15/19	50	58
	Praxair Inc.	3.000%	9/1/21	75	79
	Praxair Inc.	2.450%	2/15/22	450	450
	Praxair Inc.	2.200%	8/15/22	200	196
	Praxair Inc.	3.550%	11/7/42	50	48
	Rayonier Inc.	3.750%	4/1/22	50	51
	Rio Tinto Alcan Inc.	5.200%	1/15/14	125	131
	Rio Tinto Alcan Inc.	5.000%	6/1/15	25	27
	Rio Tinto Alcan Inc.	6.125%	12/15/33	225	285
	Rio Tinto Finance USA Ltd.	8.950%	5/1/14	575	637
	Rio Tinto Finance USA Ltd.	1.875%	11/2/15	75	77
	Rio Tinto Finance USA Ltd.	2.500%	5/20/16	350	365
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	188
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	550	754
	Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	79
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	300	324
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	101
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	144
	Rio Tinto Finance USA plc	2.000%	3/22/17	125	128
	Rio Tinto Finance USA plc	1.625%	8/21/17	200	202
	Rio Tinto Finance USA plc	3.500%	3/22/22	75	79
	Rio Tinto Finance USA plc	2.875%	8/21/22	75	75
	Rio Tinto Finance USA plc	4.750%	3/22/42	150	166
	Rio Tinto Finance USA plc	4.125%	8/21/42	550	558
	Rohm & Haas Co.	7.850%	7/15/29	250	337
	RPM International Inc.	6.125%	10/15/19	25	29
	RPM International Inc.	3.450%	11/15/22	100	99
	Sherwin-Williams Co.	3.125%	12/15/14	75	78
	Sigma-Aldrich Corp.	3.375%	11/1/20	50	53
	Southern Copper Corp.	5.375%	4/16/20	75	86
	Southern Copper Corp.	7.500%	7/27/35	450	573
	Southern Copper Corp.	6.750%	4/16/40	125	150
	Syngenta Finance NV	3.125%	3/28/22	100	105
	Syngenta Finance NV	4.375%	3/28/42	50	55
	Teck Resources Ltd.	3.150%	1/15/17	25	26
	Teck Resources Ltd.	2.500%	2/1/18	125	128
	Teck Resources Ltd.	4.750%	1/15/22	25	27
	Teck Resources Ltd.	3.750%	2/1/23	250	255
	Teck Resources Ltd.	6.125%	10/1/35	200	226
	Teck Resources Ltd.	6.250%	7/15/41	225	264
	Teck Resources Ltd.	5.200%	3/1/42	150	153
	Teck Resources Ltd.	5.400%	2/1/43	50	53
	Vale Canada Ltd.	5.700%	10/15/15	125	136
	Vale Overseas Ltd.	6.250%	1/23/17	50	58
	Vale Overseas Ltd.	5.625%	9/15/19	175	199
	Vale Overseas Ltd.	4.625%	9/15/20	275	297
	Vale Overseas Ltd.	4.375%	1/11/22	860	919
	Vale Overseas Ltd.	8.250%	1/17/34	50	68
	Vale Overseas Ltd.	6.875%	11/21/36	500	622
	Vale Overseas Ltd.	6.875%	11/10/39	550	694
	Valspar Corp.	7.250%	6/15/19	25	31
	Westlake Chemical Corp.	3.600%	7/15/22	25	25
	Westvaco Corp.	7.950%	2/15/31	125	163
	Xstrata Canada Corp.	5.500%	6/15/17	200	224

	Capital Goods (1.2%)
	3M Co.	6.375%	2/15/28	100	134
	3M Co.	5.700%	3/15/37	125	170
	ABB Finance USA Inc.	1.625%	5/8/17	100	101
	ABB Finance USA Inc.	4.375%	5/8/42	25	27
	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	57
6	ADT Corp.	2.250%	7/15/17	25	25
6	ADT Corp.	3.500%	7/15/22	300	291
6	ADT Corp.	4.875%	7/15/42	75	71
	Boeing Capital Corp.	3.250%	10/27/14	275	289
	Boeing Co.	3.500%	2/15/15	400	424
	Boeing Co.	6.000%	3/15/19	25	31
	Boeing Co.	4.875%	2/15/20	75	90
	Boeing Co.	6.625%	2/15/38	150	219

76

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Boeing Co.	5.875%	2/15/40	75	101
	Carlisle Cos. Inc.	3.750%	11/15/22	75	74
	Caterpillar Financial Services Corp.	6.125%	2/17/14	275	292
	Caterpillar Financial Services Corp.	1.650%	4/1/14	125	127
	Caterpillar Financial Services Corp.	1.125%	12/15/14	300	303
	Caterpillar Financial Services Corp.	4.750%	2/17/15	250	271
	Caterpillar Financial Services Corp.	1.050%	3/26/15	300	302
	Caterpillar Financial Services Corp.	2.650%	4/1/16	375	394
	Caterpillar Financial Services Corp.	2.050%	8/1/16	300	311
	Caterpillar Financial Services Corp.	1.750%	3/24/17	325	335
	Caterpillar Financial Services Corp.	7.150%	2/15/19	525	687
	Caterpillar Inc.	1.375%	5/27/14	25	25
	Caterpillar Inc.	0.950%	6/26/15	150	151
	Caterpillar Inc.	1.500%	6/26/17	150	152
	Caterpillar Inc.	3.900%	5/27/21	75	84
	Caterpillar Inc.	2.600%	6/26/22	50	50
	Caterpillar Inc.	3.803%	8/15/42	443	440
	Cooper US Inc.	5.450%	4/1/15	75	83
	Cooper US Inc.	2.375%	1/15/16	500	515
	CRH America Inc.	4.125%	1/15/16	50	52
	CRH America Inc.	6.000%	9/30/16	225	253
	CRH America Inc.	8.125%	7/15/18	300	364
	CRH America Inc.	5.750%	1/15/21	75	83
	Danaher Corp.	2.300%	6/23/16	50	52
	Danaher Corp.	5.625%	1/15/18	75	90
	Deere & Co.	6.950%	4/25/14	175	190
	Deere & Co.	4.375%	10/16/19	175	203
	Deere & Co.	2.600%	6/8/22	325	329
	Deere & Co.	5.375%	10/16/29	125	160
	Deere & Co.	7.125%	3/3/31	100	142
	Deere & Co.	3.900%	6/9/42	75	76
	Dover Corp.	5.450%	3/15/18	200	238
	Dover Corp.	6.600%	3/15/38	75	106
6	Eaton Corp.	4.000%	11/2/32	25	26
6	Eaton Corp.	4.150%	11/2/42	50	50
	Eaton Corp. plc	5.600%	5/15/18	300	354
	Embraer Overseas Ltd.	6.375%	1/24/17	150	170
	Embraer Overseas Ltd.	6.375%	1/15/20	300	348
	Emerson Electric Co.	5.250%	10/15/18	225	272
	Emerson Electric Co.	4.875%	10/15/19	25	30
	Emerson Electric Co.	4.250%	11/15/20	25	29
	Emerson Electric Co.	6.000%	8/15/32	425	553
	Flowserve Corp.	3.500%	9/15/22	50	50
	General Dynamics Corp.	1.375%	1/15/15	250	254
	General Dynamics Corp.	1.000%	11/15/17	275	274
	General Dynamics Corp.	3.875%	7/15/21	250	281
	General Dynamics Corp.	2.250%	11/15/22	300	294
	General Dynamics Corp.	3.600%	11/15/42	100	96
	General Electric Co.	0.850%	10/9/15	375	376
	General Electric Co.	5.250%	12/6/17	765	902
	General Electric Co.	2.700%	10/9/22	700	713
	General Electric Co.	4.125%	10/9/42	375	385
	Harsco Corp.	5.750%	5/15/18	325	361
	Honeywell International Inc.	5.300%	3/15/17	200	235
	Honeywell International Inc.	4.250%	3/1/21	450	526
	Honeywell International Inc.	5.700%	3/15/37	100	130
	Honeywell International Inc.	5.375%	3/1/41	250	319
	Illinois Tool Works Inc.	5.150%	4/1/14	175	185
	Illinois Tool Works Inc.	6.250%	4/1/19	100	124
	Illinois Tool Works Inc.	3.375%	9/15/21	100	109
	Illinois Tool Works Inc.	4.875%	9/15/41	75	88
	Illinois Tool Works Inc.	3.900%	9/1/42	275	280
	Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	50	55
	Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	125	153
	John Deere Capital Corp.	1.250%	12/2/14	175	177
	John Deere Capital Corp.	2.950%	3/9/15	100	105
	John Deere Capital Corp.	0.950%	6/29/15	200	202
	John Deere Capital Corp.	2.000%	1/13/17	150	155
	John Deere Capital Corp.	2.800%	9/18/17	275	294
	John Deere Capital Corp.	1.200%	10/10/17	200	201
	John Deere Capital Corp.	5.750%	9/10/18	275	336

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	1.700%	1/15/20	125	124
John Deere Capital Corp.	3.150%	10/15/21	25	26
John Deere Capital Corp.	2.800%	1/27/23	50	51
Joy Global Inc.	6.000%	11/15/16	50	57
Kennametal Inc.	2.650%	11/1/19	75	75
Kennametal Inc.	3.875%	2/15/22	50	52
L-3 Communications Corp.	5.200%	10/15/19	100	114
L-3 Communications Corp.	4.750%	7/15/20	75	83
L-3 Communications Corp.	4.950%	2/15/21	325	366
Lockheed Martin Corp.	3.350%	9/15/21	500	529
Lockheed Martin Corp.	6.150%	9/1/36	725	931
Lockheed Martin Corp.	5.500%	11/15/39	25	30
Martin Marietta Materials Inc.	6.600%	4/15/18	150	167
Northrop Grumman Corp.	3.500%	3/15/21	200	214
Northrop Grumman Corp.	5.050%	11/15/40	400	452
Owens Corning	6.500%	12/1/16	341	384
Owens Corning	4.200%	12/15/22	450	458
Parker Hannifin Corp.	5.500%	5/15/18	50	60
Parker Hannifin Corp.	3.500%	9/15/22	100	109
Parker Hannifin Corp.	6.250%	5/15/38	25	34
Precision Castparts Corp.	0.700%	12/20/15	75	75
Precision Castparts Corp.	1.250%	1/15/18	100	100
Precision Castparts Corp.	2.500%	1/15/23	25	25
Precision Castparts Corp.	3.900%	1/15/43	75	77
Raytheon Co.	4.400%	2/15/20	100	114
Raytheon Co.	3.125%	10/15/20	25	27
Raytheon Co.	2.500%	12/15/22	175	172
Raytheon Co.	7.200%	8/15/27	25	35
Raytheon Co.	4.700%	12/15/41	300	337
Republic Services Inc.	3.800%	5/15/18	125	138
Republic Services Inc.	5.500%	9/15/19	425	503
Republic Services Inc.	5.000%	3/1/20	125	145
Republic Services Inc.	5.250%	11/15/21	75	89
Republic Services Inc.	3.550%	6/1/22	50	52
Republic Services Inc.	6.086%	3/15/35	75	91
Republic Services Inc.	6.200%	3/1/40	125	157
Republic Services Inc.	5.700%	5/15/41	200	238
Rockwell Automation Inc.	5.650%	12/1/17	25	30
Rockwell Automation Inc.	6.700%	1/15/28	50	66
Rockwell Automation Inc.	6.250%	12/1/37	100	137
Rockwell Collins Inc.	5.250%	7/15/19	25	30
Rockwell Collins Inc.	3.100%	11/15/21	50	53
Roper Industries Inc.	1.850%	11/15/17	75	75
Roper Industries Inc.	6.250%	9/1/19	75	90
Sonoco Products Co.	4.375%	11/1/21	25	27
Sonoco Products Co.	5.750%	11/1/40	125	143
Stanley Black & Decker Inc.	3.400%	12/1/21	150	156
Stanley Black & Decker Inc.	5.200%	9/1/40	125	145
Tyco International Ltd. / Tyco
International Finance SA	7.000%	12/15/19	225	282
United Technologies Corp.	4.875%	5/1/15	125	137
United Technologies Corp.	1.200%	6/1/15	225	228
United Technologies Corp.	1.800%	6/1/17	225	231
United Technologies Corp.	5.375%	12/15/17	875	1,041
United Technologies Corp.	4.500%	4/15/20	100	117
United Technologies Corp.	3.100%	6/1/22	375	397
United Technologies Corp.	6.700%	8/1/28	100	136
United Technologies Corp.	7.500%	9/15/29	125	184
United Technologies Corp.	5.400%	5/1/35	150	185
United Technologies Corp.	6.050%	6/1/36	225	294
United Technologies Corp.	6.125%	7/15/38	300	398
United Technologies Corp.	5.700%	4/15/40	100	128
United Technologies Corp.	4.500%	6/1/42	725	803
Waste Management Inc.	5.000%	3/15/14	350	368
Waste Management Inc.	6.375%	3/11/15	175	196
Waste Management Inc.	2.600%	9/1/16	125	131
Waste Management Inc.	4.600%	3/1/21	50	57
Waste Management Inc.	6.125%	11/30/39	200	254

Communication (2.2%)
America Movil SAB de CV	5.500%	3/1/14	50	53
America Movil SAB de CV	5.750%	1/15/15	296	325

77

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	America Movil SAB de CV	2.375%	9/8/16	300	313
	America Movil SAB de CV	5.625%	11/15/17	150	180
	America Movil SAB de CV	5.000%	10/16/19	400	465
	America Movil SAB de CV	6.375%	3/1/35	175	226
	America Movil SAB de CV	6.125%	11/15/37	150	191
	America Movil SAB de CV	6.125%	3/30/40	475	629
	America Movil SAB de CV	4.375%	7/16/42	250	254
	American Tower Corp.	4.625%	4/1/15	325	345
	American Tower Corp.	4.500%	1/15/18	225	248
	American Tower Corp.	5.900%	11/1/21	500	598
	AT&T Corp.	6.500%	3/15/29	175	214
	AT&T Corp.	8.000%	11/15/31	406	614
	AT&T Inc.	5.100%	9/15/14	450	484
	AT&T Inc.	2.500%	8/15/15	600	626
	AT&T Inc.	0.800%	12/1/15	150	150
	AT&T Inc.	2.950%	5/15/16	125	132
	AT&T Inc.	5.625%	6/15/16	400	460
	AT&T Inc.	2.400%	8/15/16	200	209
	AT&T Inc.	1.700%	6/1/17	425	431
	AT&T Inc.	1.400%	12/1/17	200	200
	AT&T Inc.	5.500%	2/1/18	50	59
	AT&T Inc.	5.600%	5/15/18	450	541
	AT&T Inc.	5.800%	2/15/19	250	306
	AT&T Inc.	4.450%	5/15/21	250	289
	AT&T Inc.	3.875%	8/15/21	250	278
	AT&T Inc.	3.000%	2/15/22	375	391
	AT&T Inc.	2.625%	12/1/22	275	275
	AT&T Inc.	6.450%	6/15/34	315	402
	AT&T Inc.	6.500%	9/1/37	450	584
	AT&T Inc.	6.300%	1/15/38	725	925
	AT&T Inc.	6.550%	2/15/39	50	66
	AT&T Inc.	5.350%	9/1/40	631	732
	AT&T Inc.	5.550%	8/15/41	275	328
6	AT&T Inc.	4.300%	12/15/42	271	272
6	AT&T Inc.	4.350%	6/15/45	374	379
	AT&T Mobility LLC	7.125%	12/15/31	175	235
	Bellsouth Capital Funding Corp.	7.875%	2/15/30	128	168
	BellSouth Corp.	5.200%	9/15/14	125	134
	BellSouth Corp.	5.200%	12/15/16	75	86
	BellSouth Corp.	6.875%	10/15/31	78	97
	BellSouth Corp.	6.550%	6/15/34	154	184
	BellSouth Corp.	6.000%	11/15/34	189	213
	BellSouth Telecommunications Inc.	6.375%	6/1/28	70	84
	British Telecommunications plc	5.950%	1/15/18	300	360
	British Telecommunications plc	9.625%	12/15/30	350	555
	CBS Corp.	8.875%	5/15/19	175	235
	CBS Corp.	5.750%	4/15/20	115	138
	CBS Corp.	4.300%	2/15/21	275	302
	CBS Corp.	5.900%	10/15/40	500	581
	Cellco Partnership / Verizon
	Wireless Capital LLC	5.550%	2/1/14	575	604
	Cellco Partnership / Verizon
	Wireless Capital LLC	8.500%	11/15/18	600	825
	CenturyLink Inc.	5.000%	2/15/15	50	53
	CenturyLink Inc.	6.150%	9/15/19	275	301
	CenturyLink Inc.	6.450%	6/15/21	100	111
	CenturyLink Inc.	5.800%	3/15/22	350	371
	CenturyLink Inc.	7.600%	9/15/39	275	286
	Comcast Cable Communications
	Holdings Inc.	9.455%	11/15/22	139	211
	Comcast Cable Communications LLC	8.875%	5/1/17	500	648
	Comcast Corp.	5.300%	1/15/14	325	341
	Comcast Corp.	5.900%	3/15/16	100	115
	Comcast Corp.	6.300%	11/15/17	50	61
	Comcast Corp.	5.875%	2/15/18	325	391
	Comcast Corp.	5.700%	5/15/18	175	211
	Comcast Corp.	5.700%	7/1/19	775	941
	Comcast Corp.	5.150%	3/1/20	325	384
	Comcast Corp.	5.650%	6/15/35	400	465
	Comcast Corp.	6.500%	11/15/35	750	956
	Comcast Corp.	6.450%	3/15/37	75	96

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Comcast Corp.	6.950%	8/15/37	225	304
	COX Communications Inc.	5.450%	12/15/14	160	175
	COX Communications Inc.	5.500%	10/1/15	125	140
	Deutsche Telekom International
	Finance BV	4.875%	7/8/14	75	79
	Deutsche Telekom International
	Finance BV	5.750%	3/23/16	400	453
	Deutsche Telekom International
	Finance BV	6.000%	7/8/19	150	183
	Deutsche Telekom International
	Finance BV	8.750%	6/15/30	725	1,084
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	4.750%	10/1/14	50	53
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.550%	3/15/15	100	105
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.125%	2/15/16	25	26
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	3.500%	3/1/16	250	264
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.875%	10/1/19	925	1,089
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.000%	3/1/21	750	841
	DIRECTV Holdings LLC / DIRECTV
	Financing Co. Inc.	5.150%	3/15/42	650	658
	Discovery Communications LLC	5.050%	6/1/20	200	233
	Discovery Communications LLC	4.375%	6/15/21	25	28
	Discovery Communications LLC	3.300%	5/15/22	125	128
	Discovery Communications LLC	4.950%	5/15/42	75	80
	Embarq Corp.	7.082%	6/1/16	175	205
	Embarq Corp.	7.995%	6/1/36	50	55
	France Telecom SA	2.125%	9/16/15	175	180
	France Telecom SA	2.750%	9/14/16	225	236
	France Telecom SA	4.125%	9/14/21	325	358
	France Telecom SA	8.500%	3/1/31	425	631
	France Telecom SA	5.375%	1/13/42	150	174
	Grupo Televisa SAB	6.625%	3/18/25	100	129
	Grupo Televisa SAB	6.625%	1/15/40	275	350
	McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	175
	McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	173
	Moody’s Corp.	4.500%	9/1/22	400	428
	NBCUniversal Media LLC	2.100%	4/1/14	150	153
	NBCUniversal Media LLC	3.650%	4/30/15	75	80
	NBCUniversal Media LLC	2.875%	4/1/16	275	290
	NBCUniversal Media LLC	5.150%	4/30/20	125	148
	NBCUniversal Media LLC	4.375%	4/1/21	175	197
	NBCUniversal Media LLC	2.875%	1/15/23	225	225
	NBCUniversal Media LLC	6.400%	4/30/40	300	384
	NBCUniversal Media LLC	5.950%	4/1/41	150	183
	NBCUniversal Media LLC	4.450%	1/15/43	325	327
	New Cingular Wireless Services Inc.	8.750%	3/1/31	75	122
	News America Inc.	5.300%	12/15/14	250	272
	News America Inc.	4.500%	2/15/21	525	599
	News America Inc.	6.550%	3/15/33	300	362
	News America Inc.	6.200%	12/15/34	600	723
	News America Inc.	6.400%	12/15/35	365	455
	News America Inc.	8.150%	10/17/36	175	234
	News America Inc.	6.150%	3/1/37	100	122
	News America Inc.	6.900%	8/15/39	100	131
	Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	25	25
	Omnicom Group Inc.	5.900%	4/15/16	25	28
	Omnicom Group Inc.	4.450%	8/15/20	300	333
	Omnicom Group Inc.	3.625%	5/1/22	325	338
	Pacific Bell Telephone Co.	7.125%	3/15/26	50	67
	Qwest Corp.	7.500%	10/1/14	200	219
	Qwest Corp.	6.500%	6/1/17	100	117
	Qwest Corp.	7.250%	9/15/25	25	29
	Qwest Corp.	6.875%	9/15/33	275	276
	Qwest Corp.	7.125%	11/15/43	100	104
6	Reed Elsevier Capital Inc.	3.125%	10/15/22	282	277
	Rogers Communications Inc.	6.375%	3/1/14	450	479

78

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Rogers Communications Inc.	5.500%	3/15/14	150	159
Rogers Communications Inc.	6.800%	8/15/18	150	190
Telecom Italia Capital SA	5.250%	11/15/13	120	123
Telecom Italia Capital SA	6.175%	6/18/14	75	79
Telecom Italia Capital SA	4.950%	9/30/14	175	183
Telecom Italia Capital SA	5.250%	10/1/15	275	293
Telecom Italia Capital SA	7.175%	6/18/19	100	116
Telecom Italia Capital SA	6.375%	11/15/33	85	85
Telecom Italia Capital SA	6.000%	9/30/34	25	24
Telecom Italia Capital SA	7.200%	7/18/36	100	106
Telecom Italia Capital SA	7.721%	6/4/38	775	846
Telefonica Emisiones SAU	3.729%	4/27/15	100	104
Telefonica Emisiones SAU	6.421%	6/20/16	450	499
Telefonica Emisiones SAU	5.877%	7/15/19	100	108
Telefonica Emisiones SAU	5.134%	4/27/20	225	237
Telefonica Emisiones SAU	5.462%	2/16/21	225	240
Telefonica Emisiones SAU	7.045%	6/20/36	425	456
Telefonica Europe BV	8.250%	9/15/30	200	235
Thomson Reuters Corp.	5.700%	10/1/14	125	135
Thomson Reuters Corp.	4.700%	10/15/19	300	345
Thomson Reuters Corp.	5.500%	8/15/35	200	232
Thomson Reuters Corp.	5.850%	4/15/40	150	186
Time Warner Cable Inc.	7.500%	4/1/14	100	108
Time Warner Cable Inc.	3.500%	2/1/15	150	158
Time Warner Cable Inc.	5.850%	5/1/17	675	796
Time Warner Cable Inc.	6.750%	7/1/18	850	1,063
Time Warner Cable Inc.	8.250%	4/1/19	225	299
Time Warner Cable Inc.	5.000%	2/1/20	475	553
Time Warner Cable Inc.	6.550%	5/1/37	200	247
Time Warner Cable Inc.	6.750%	6/15/39	200	254
Time Warner Cable Inc.	5.875%	11/15/40	600	696
Time Warner Cable Inc.	4.500%	9/15/42	350	339
Time Warner Entertainment Co. LP	8.375%	3/15/23	175	247
Time Warner Entertainment Co. LP	8.375%	7/15/33	100	146
United States Cellular Corp.	6.700%	12/15/33	75	79
Verizon Communications Inc.	1.950%	3/28/14	800	815
Verizon Communications Inc.	5.550%	2/15/16	250	285
Verizon Communications Inc.	3.000%	4/1/16	25	27
Verizon Communications Inc.	2.000%	11/1/16	500	518
Verizon Communications Inc.	5.500%	4/1/17	50	59
Verizon Communications Inc.	5.500%	2/15/18	550	658
Verizon Communications Inc.	6.100%	4/15/18	50	61
Verizon Communications Inc.	8.750%	11/1/18	389	540
Verizon Communications Inc.	6.350%	4/1/19	200	253
Verizon Communications Inc.	4.600%	4/1/21	775	905
Verizon Communications Inc.	3.500%	11/1/21	100	110
Verizon Communications Inc.	5.850%	9/15/35	425	535
Verizon Communications Inc.	6.250%	4/1/37	60	79
Verizon Communications Inc.	6.400%	2/15/38	125	169
Verizon Communications Inc.	6.900%	4/15/38	290	412
Verizon Communications Inc.	4.750%	11/1/41	200	226
Verizon Global Funding Corp.	7.750%	12/1/30	425	622
Vodafone Group plc	5.375%	1/30/15	500	547
Vodafone Group plc	5.750%	3/15/16	100	115
Vodafone Group plc	5.625%	2/27/17	250	295
Vodafone Group plc	1.625%	3/20/17	625	636
Vodafone Group plc	1.250%	9/26/17	300	301
Vodafone Group plc	5.450%	6/10/19	150	183
Vodafone Group plc	2.500%	9/26/22	75	75
Vodafone Group plc	7.875%	2/15/30	50	73
Vodafone Group plc	6.150%	2/27/37	225	298
Washington Post Co.	7.250%	2/1/19	75	90
WPP Finance 2010	4.750%	11/21/21	358	387
WPP Finance 2010	3.625%	9/7/22	50	50
WPP Finance UK	8.000%	9/15/14	50	55

Consumer Cyclical (1.5%)
Amazon.com Inc.	0.650%	11/27/15	150	150
Amazon.com Inc.	1.200%	11/29/17	200	199
Amazon.com Inc.	2.500%	11/29/22	150	147
AutoZone Inc.	6.500%	1/15/14	200	211

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	AutoZone Inc.	7.125%	8/1/18	250	313
	AutoZone Inc.	2.875%	1/15/23	50	49
	BorgWarner Inc.	4.625%	9/15/20	25	28
	Costco Wholesale Corp.	5.500%	3/15/17	200	236
	CVS Caremark Corp.	4.875%	9/15/14	50	54
	CVS Caremark Corp.	3.250%	5/18/15	25	26
	CVS Caremark Corp.	6.125%	8/15/16	100	117
	CVS Caremark Corp.	2.750%	12/1/22	150	151
	CVS Caremark Corp.	6.250%	6/1/27	375	491
	CVS Caremark Corp.	6.125%	9/15/39	175	222
6	Daimler Finance North America LLC	2.625%	9/15/16	125	130
	Daimler Finance North America LLC	8.500%	1/18/31	100	155
	Darden Restaurants Inc.	6.200%	10/15/17	275	327
	Darden Restaurants Inc.	4.500%	10/15/21	225	246
	Darden Restaurants Inc.	6.800%	10/15/37	100	120
	eBay Inc.	1.625%	10/15/15	75	77
	eBay Inc.	1.350%	7/15/17	175	177
	eBay Inc.	3.250%	10/15/20	75	81
	eBay Inc.	2.600%	7/15/22	400	404
	eBay Inc.	4.000%	7/15/42	25	24
	Expedia Inc.	5.950%	8/15/20	75	83
	Family Dollar Stores Inc.	5.000%	2/1/21	75	80
	Ford Motor Co.	6.625%	10/1/28	275	314
	Ford Motor Co.	6.375%	2/1/29	100	111
	Ford Motor Co.	7.450%	7/16/31	375	476
	Ford Motor Co.	7.400%	11/1/46	100	121
	Ford Motor Credit Co. LLC	8.000%	6/1/14	175	191
	Ford Motor Credit Co. LLC	8.700%	10/1/14	100	112
	Ford Motor Credit Co. LLC	3.875%	1/15/15	650	677
	Ford Motor Credit Co. LLC	7.000%	4/15/15	225	251
	Ford Motor Credit Co. LLC	2.750%	5/15/15	100	102
	Ford Motor Credit Co. LLC	12.000%	5/15/15	125	154
	Ford Motor Credit Co. LLC	5.625%	9/15/15	125	137
	Ford Motor Credit Co. LLC	4.207%	4/15/16	125	133
	Ford Motor Credit Co. LLC	3.984%	6/15/16	550	580
	Ford Motor Credit Co. LLC	8.000%	12/15/16	200	241
	Ford Motor Credit Co. LLC	4.250%	2/3/17	100	107
	Ford Motor Credit Co. LLC	6.625%	8/15/17	325	379
	Ford Motor Credit Co. LLC	5.000%	5/15/18	525	580
	Ford Motor Credit Co. LLC	8.125%	1/15/20	250	319
	Ford Motor Credit Co. LLC	5.750%	2/1/21	250	287
	Ford Motor Credit Co. LLC	5.875%	8/2/21	325	379
	Historic TW Inc.	9.150%	2/1/23	195	282
	Historic TW Inc.	6.625%	5/15/29	175	220
	Home Depot Inc.	5.400%	3/1/16	175	200
	Home Depot Inc.	3.950%	9/15/20	100	114
	Home Depot Inc.	4.400%	4/1/21	1,100	1,289
	Home Depot Inc.	5.875%	12/16/36	275	361
	Home Depot Inc.	5.400%	9/15/40	75	93
	Home Depot Inc.	5.950%	4/1/41	125	167
	Hyatt Hotels Corp.	3.875%	8/15/16	50	53
	Hyatt Hotels Corp.	5.375%	8/15/21	50	56
	International Game Technology	7.500%	6/15/19	50	59
	International Game Technology	5.500%	6/15/20	75	81
	Johnson Controls Inc.	2.600%	12/1/16	100	104
	Johnson Controls Inc.	5.000%	3/30/20	125	142
	Johnson Controls Inc.	4.250%	3/1/21	250	273
	Johnson Controls Inc.	3.750%	12/1/21	100	107
	Johnson Controls Inc.	6.000%	1/15/36	50	59
	Johnson Controls Inc.	5.250%	12/1/41	50	56
	Kohl’s Corp.	6.250%	12/15/17	50	60
	Kohl’s Corp.	4.000%	11/1/21	300	317
	Kohl’s Corp.	6.000%	1/15/33	100	116
	Lowe’s Cos. Inc.	5.000%	10/15/15	150	168
	Lowe’s Cos. Inc.	5.400%	10/15/16	150	174
	Lowe’s Cos. Inc.	6.100%	9/15/17	75	91
	Lowe’s Cos. Inc.	3.750%	4/15/21	500	544
	Lowe’s Cos. Inc.	6.875%	2/15/28	25	33
	Lowe’s Cos. Inc.	6.500%	3/15/29	200	254
	Lowe’s Cos. Inc.	5.800%	10/15/36	175	216
	Macy’s Retail Holdings Inc.	7.875%	7/15/15	650	757

79

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Macy’s Retail Holdings Inc.	5.900%	12/1/16	107	126
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	325	401
	Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	270
	Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	151
	Marriott International Inc.	6.200%	6/15/16	25	29
	Marriott International Inc.	6.375%	6/15/17	50	59
	Marriott International Inc.	3.000%	3/1/19	50	52
	McDonald’s Corp.	0.750%	5/29/15	125	125
	McDonald’s Corp.	5.300%	3/15/17	125	147
	McDonald’s Corp.	5.800%	10/15/17	325	395
	McDonald’s Corp.	5.350%	3/1/18	100	121
	McDonald’s Corp.	5.000%	2/1/19	100	119
	McDonald’s Corp.	1.875%	5/29/19	50	51
	McDonald’s Corp.	6.300%	10/15/37	50	69
	McDonald’s Corp.	5.700%	2/1/39	100	131
	McDonald’s Corp.	3.700%	2/15/42	375	371
	Nordstrom Inc.	6.250%	1/15/18	75	91
	Nordstrom Inc.	4.750%	5/1/20	400	464
	Nordstrom Inc.	4.000%	10/15/21	175	196
	Nordstrom Inc.	7.000%	1/15/38	50	71
	NVR Inc.	3.950%	9/15/22	75	77
	O’Reilly Automotive Inc.	4.875%	1/14/21	25	28
	PACCAR Financial Corp.	1.600%	3/15/17	25	25
	PACCAR Inc.	6.875%	2/15/14	100	107
6	QVC Inc.	5.125%	7/2/22	25	26
	Staples Inc.	9.750%	1/15/14	100	109
	Target Corp.	5.375%	5/1/17	225	265
	Target Corp.	6.000%	1/15/18	200	246
	Target Corp.	7.000%	7/15/31	100	136
	Target Corp.	6.350%	11/1/32	175	230
	Target Corp.	6.500%	10/15/37	125	173
	Target Corp.	7.000%	1/15/38	425	623
	Target Corp.	4.000%	7/1/42	150	153
	Time Warner Inc.	3.150%	7/15/15	575	607
	Time Warner Inc.	5.875%	11/15/16	75	88
	Time Warner Inc.	4.875%	3/15/20	350	408
	Time Warner Inc.	4.700%	1/15/21	50	57
	Time Warner Inc.	4.750%	3/29/21	675	772
	Time Warner Inc.	7.625%	4/15/31	300	412
	Time Warner Inc.	7.700%	5/1/32	375	523
	Time Warner Inc.	6.500%	11/15/36	175	218
	Time Warner Inc.	6.200%	3/15/40	100	122
	Time Warner Inc.	6.100%	7/15/40	175	213
	Time Warner Inc.	6.250%	3/29/41	50	62
	TJX Cos. Inc.	6.950%	4/15/19	150	191
	Toyota Motor Credit Corp.	1.000%	2/17/15	175	176
	Toyota Motor Credit Corp.	3.200%	6/17/15	425	450
	Toyota Motor Credit Corp.	0.875%	7/17/15	50	50
	Toyota Motor Credit Corp.	2.800%	1/11/16	50	53
	Toyota Motor Credit Corp.	2.000%	9/15/16	175	181
	Toyota Motor Credit Corp.	2.050%	1/12/17	450	464
	Toyota Motor Credit Corp.	1.250%	10/5/17	175	175
	Toyota Motor Credit Corp.	4.250%	1/11/21	125	143
	Toyota Motor Credit Corp.	3.400%	9/15/21	75	81
	Toyota Motor Credit Corp.	3.300%	1/12/22	275	300
	VF Corp.	5.950%	11/1/17	75	89
	VF Corp.	3.500%	9/1/21	200	212
	VF Corp.	6.450%	11/1/37	50	67
	Viacom Inc.	1.250%	2/27/15	150	151
	Viacom Inc.	2.500%	12/15/16	175	183
	Viacom Inc.	3.500%	4/1/17	50	54
	Viacom Inc.	6.125%	10/5/17	75	90
	Viacom Inc.	5.625%	9/15/19	275	328
	Viacom Inc.	3.875%	12/15/21	25	27
	Viacom Inc.	3.125%	6/15/22	50	51
	Viacom Inc.	6.875%	4/30/36	375	499
6	Viacom Inc.	4.375%	3/15/43	106	103
	Wal-Mart Stores Inc.	1.625%	4/15/14	350	356
	Wal-Mart Stores Inc.	4.500%	7/1/15	225	247
	Wal-Mart Stores Inc.	1.500%	10/25/15	190	196
	Wal-Mart Stores Inc.	5.375%	4/5/17	25	30

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	5.800%	2/15/18	200	245
	Wal-Mart Stores Inc.	3.625%	7/8/20	25	28
	Wal-Mart Stores Inc.	3.250%	10/25/20	325	353
	Wal-Mart Stores Inc.	4.250%	4/15/21	200	234
	Wal-Mart Stores Inc.	5.875%	4/5/27	725	977
	Wal-Mart Stores Inc.	7.550%	2/15/30	175	258
	Wal-Mart Stores Inc.	5.250%	9/1/35	150	182
	Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,264
	Wal-Mart Stores Inc.	6.200%	4/15/38	300	407
	Wal-Mart Stores Inc.	5.625%	4/15/41	475	614
	Walgreen Co.	1.000%	3/13/15	225	225
	Walgreen Co.	1.800%	9/15/17	50	50
	Walgreen Co.	4.400%	9/15/42	75	76
	Walt Disney Co.	0.875%	12/1/14	175	176
	Walt Disney Co.	0.450%	12/1/15	100	100
	Walt Disney Co.	5.625%	9/15/16	375	437
	Walt Disney Co.	1.100%	12/1/17	400	401
	Walt Disney Co.	5.875%	12/15/17	175	214
	Walt Disney Co.	2.750%	8/16/21	100	104
	Walt Disney Co.	2.350%	12/1/22	75	76
	Walt Disney Co.	4.375%	8/16/41	75	83
	Walt Disney Co.	4.125%	12/1/41	275	292
	Walt Disney Co.	3.700%	12/1/42	125	123
	Western Union Co.	5.930%	10/1/16	125	137
	Western Union Co.	5.253%	4/1/20	133	143
	Western Union Co.	6.200%	11/17/36	75	77
	Western Union Co.	6.200%	6/21/40	200	201
	Wyndham Worldwide Corp.	2.950%	3/1/17	200	205
	Wyndham Worldwide Corp.	4.250%	3/1/22	175	181
	Yum! Brands Inc.	6.250%	4/15/16	50	57
	Yum! Brands Inc.	6.250%	3/15/18	50	61
	Yum! Brands Inc.	6.875%	11/15/37	225	310

	Consumer Noncyclical (3.0%)
	Abbott Laboratories	4.125%	5/27/20	25	29
	Abbott Laboratories	6.150%	11/30/37	175	242
	Abbott Laboratories	6.000%	4/1/39	25	34
	Abbott Laboratories	5.300%	5/27/40	300	388
6	AbbVie Inc.	1.200%	11/6/15	350	352
6	AbbVie Inc.	1.750%	11/6/17	600	606
6	AbbVie Inc.	2.000%	11/6/18	225	227
6	AbbVie Inc.	2.900%	11/6/22	500	509
6	AbbVie Inc.	4.400%	11/6/42	100	107
	Allergan Inc.	5.750%	4/1/16	25	29
	Altria Group Inc.	4.125%	9/11/15	475	516
	Altria Group Inc.	9.700%	11/10/18	192	269
	Altria Group Inc.	9.250%	8/6/19	185	257
	Altria Group Inc.	2.850%	8/9/22	75	74
	Altria Group Inc.	9.950%	11/10/38	150	247
	Altria Group Inc.	10.200%	2/6/39	650	1,086
	Altria Group Inc.	4.250%	8/9/42	150	146
	AmerisourceBergen Corp.	5.875%	9/15/15	150	170
	AmerisourceBergen Corp.	4.875%	11/15/19	25	29
	Amgen Inc.	1.875%	11/15/14	200	205
	Amgen Inc.	4.850%	11/18/14	100	108
	Amgen Inc.	2.300%	6/15/16	150	156
	Amgen Inc.	2.500%	11/15/16	200	210
	Amgen Inc.	2.125%	5/15/17	225	234
	Amgen Inc.	5.850%	6/1/17	150	178
	Amgen Inc.	5.700%	2/1/19	75	91
	Amgen Inc.	3.450%	10/1/20	225	240
	Amgen Inc.	4.100%	6/15/21	150	166
	Amgen Inc.	3.875%	11/15/21	200	220
	Amgen Inc.	3.625%	5/15/22	225	242
	Amgen Inc.	6.375%	6/1/37	125	158
	Amgen Inc.	6.900%	6/1/38	275	369
	Amgen Inc.	6.400%	2/1/39	175	226
	Amgen Inc.	5.750%	3/15/40	125	152
	Amgen Inc.	4.950%	10/1/41	150	166
	Amgen Inc.	5.150%	11/15/41	325	365
	Amgen Inc.	5.650%	6/15/42	175	211

80

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Amgen Inc.	5.375%	5/15/43	75	88
	Anheuser-Busch Cos. Inc.	5.500%	1/15/18	75	90
	Anheuser-Busch Cos. Inc.	6.800%	8/20/32	150	205
	Anheuser-Busch Cos. Inc.	5.750%	4/1/36	115	146
	Anheuser-Busch InBev Worldwide Inc.	1.500%	7/14/14	275	279
	Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	200	217
	Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	275	294
	Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	300	318
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	525	530
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	575	766
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	175	230
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	500	610
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	150	179
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	88
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	200	201
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	246
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	325	452
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	225	225
	Archer-Daniels-Midland Co.	5.450%	3/15/18	75	90
	Archer-Daniels-Midland Co.	4.479%	3/1/21	225	254
	Archer-Daniels-Midland Co.	5.935%	10/1/32	100	123
	Archer-Daniels-Midland Co.	5.375%	9/15/35	275	321
	Archer-Daniels-Midland Co.	5.765%	3/1/41	50	62
6	Archer-Daniels-Midland Co.	4.016%	4/16/43	25	24
	AstraZeneca plc	5.400%	6/1/14	75	80
	AstraZeneca plc	5.900%	9/15/17	550	669
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	6.450%	9/15/37	450	609
	AstraZeneca plc	4.000%	9/18/42	250	253
	Baptist Health South Florida
	Obligated Group Revenue	4.590%	8/15/21	50	56
	Baxter International Inc.	6.250%	12/1/37	300	409
	Baxter International Inc.	3.650%	8/15/42	25	25
	Beam Inc.	5.375%	1/15/16	45	50
	Beam Inc.	1.875%	5/15/17	25	26
	Beam Inc.	3.250%	5/15/22	50	52
	Beam Inc.	5.875%	1/15/36	50	58
	Becton Dickinson & Co.	3.250%	11/12/20	300	321
	Becton Dickinson & Co.	3.125%	11/8/21	65	69
	Becton Dickinson & Co.	5.000%	5/15/19	50	59
	Biogen Idec Inc.	6.875%	3/1/18	325	405
	Boston Scientific Corp.	4.500%	1/15/15	200	213
	Boston Scientific Corp.	6.250%	11/15/15	325	367
	Boston Scientific Corp.	6.000%	1/15/20	200	234
	Boston Scientific Corp.	7.000%	11/15/35	25	31
	Boston Scientific Corp.	7.375%	1/15/40	50	68
	Bottling Group LLC	5.500%	4/1/16	250	286
	Bottling Group LLC	5.125%	1/15/19	100	118
	Bristol-Myers Squibb Co.	5.450%	5/1/18	50	60
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	267
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	277
	Bristol-Myers Squibb Co.	6.800%	11/15/26	100	141
	Bristol-Myers Squibb Co.	5.875%	11/15/36	112	145
	Bristol-Myers Squibb Co.	6.125%	5/1/38	50	67
	Bristol-Myers Squibb Co.	3.250%	8/1/42	75	69
	Brown-Forman Corp.	1.000%	1/15/18	25	25
	Brown-Forman Corp.	2.250%	1/15/23	50	49
	Brown-Forman Corp.	3.750%	1/15/43	25	25
	Bunge Ltd. Finance Corp.	5.350%	4/15/14	175	184
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	27
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	50	54
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	425	544
	Campbell Soup Co.	3.050%	7/15/17	25	27
	Campbell Soup Co.	4.250%	4/15/21	100	113
	Campbell Soup Co.	3.800%	8/2/42	75	73
	Cardinal Health Inc.	4.000%	6/15/15	50	54
	Cardinal Health Inc.	4.625%	12/15/20	125	142
	CareFusion Corp.	5.125%	8/1/14	50	53
	CareFusion Corp.	6.375%	8/1/19	50	60
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	205
	Celgene Corp.	2.450%	10/15/15	50	52

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Celgene Corp.	1.900%	8/15/17	75	76
	Celgene Corp.	3.950%	10/15/20	25	27
	Celgene Corp.	3.250%	8/15/22	175	178
	Celgene Corp.	5.700%	10/15/40	50	58
	Church & Dwight Co. Inc.	3.350%	12/15/15	50	53
	Clorox Co.	5.000%	1/15/15	250	270
	Clorox Co.	3.800%	11/15/21	100	109
	Coca-Cola Co.	3.625%	3/15/14	100	104
	Coca-Cola Co.	0.750%	3/13/15	325	327
	Coca-Cola Co.	1.500%	11/15/15	200	205
	Coca-Cola Co.	1.800%	9/1/16	450	465
	Coca-Cola Co.	5.350%	11/15/17	450	537
	Coca-Cola Co.	4.875%	3/15/19	200	239
	Coca-Cola Co.	3.150%	11/15/20	125	136
	Coca-Cola Co.	3.300%	9/1/21	250	277
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	319
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	112
	Coca-Cola Refreshments USA Inc.	7.375%	3/3/14	400	431
	Coca-Cola Refreshments USA Inc.	4.250%	3/1/15	25	27
	Colgate-Palmolive Co.	0.600%	11/15/14	50	50
	Colgate-Palmolive Co.	1.300%	1/15/17	200	204
	Colgate-Palmolive Co.	2.450%	11/15/21	75	77
	ConAgra Foods Inc.	3.250%	9/15/22	125	126
	ConAgra Foods Inc.	7.125%	10/1/26	150	192
	Covidien International Finance SA	1.350%	5/29/15	175	177
	Covidien International Finance SA	6.000%	10/15/17	225	273
	Covidien International Finance SA	3.200%	6/15/22	200	210
	Covidien International Finance SA	6.550%	10/15/37	175	245
	CR Bard Inc.	1.375%	1/15/18	75	75
	Delhaize Group SA	5.700%	10/1/40	200	188
	DENTSPLY International Inc.	2.750%	8/15/16	75	78
	Diageo Capital plc	1.500%	5/11/17	1,200	1,218
	Diageo Capital plc	5.750%	10/23/17	25	30
	Diageo Capital plc	4.828%	7/15/20	300	352
	Diageo Finance BV	5.300%	10/28/15	75	84
	Diageo Investment Corp.	2.875%	5/11/22	100	103
	Diageo Investment Corp.	4.250%	5/11/42	75	79
	Dignity Health California GO	3.125%	11/1/22	50	50
	Dignity Health California GO	4.500%	11/1/42	200	198
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	75	79
	Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	88
	Dr Pepper Snapple Group Inc.	2.600%	1/15/19	125	128
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	74
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	50
	Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	36
	Eli Lilly & Co.	4.200%	3/6/14	150	157
	Eli Lilly & Co.	5.200%	3/15/17	150	175
	Eli Lilly & Co.	5.500%	3/15/27	150	190
	Eli Lilly & Co.	5.550%	3/15/37	150	188
	Energizer Holdings Inc.	4.700%	5/19/21	50	53
	Energizer Holdings Inc.	4.700%	5/24/22	25	27
	Estee Lauder Cos. Inc.	2.350%	8/15/22	75	74
	Estee Lauder Cos. Inc.	3.700%	8/15/42	25	24
	Express Scripts Holding Co.	6.250%	6/15/14	75	81
6	Express Scripts Holding Co.	2.100%	2/12/15	325	332
	Express Scripts Holding Co.	3.125%	5/15/16	100	105
6	Express Scripts Holding Co.	2.650%	2/15/17	350	364
	Express Scripts Holding Co.	7.250%	6/15/19	50	64
6	Express Scripts Holding Co.	4.750%	11/15/21	150	170
6	Express Scripts Holding Co.	3.900%	2/15/22	100	107
6	Express Scripts Holding Co.	6.125%	11/15/41	175	223
	Flowers Foods Inc.	4.375%	4/1/22	75	77
	Genentech Inc.	4.750%	7/15/15	50	55
	Genentech Inc.	5.250%	7/15/35	375	452
	General Mills Inc.	5.700%	2/15/17	150	176
	General Mills Inc.	5.650%	2/15/19	775	945
	General Mills Inc.	3.150%	12/15/21	25	26
	Gilead Sciences Inc.	2.400%	12/1/14	100	103
	Gilead Sciences Inc.	4.500%	4/1/21	150	171
	Gilead Sciences Inc.	4.400%	12/1/21	400	456
	Gilead Sciences Inc.	5.650%	12/1/41	100	124

81

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	394
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	486
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	650	894
	GlaxoSmithKline Capital plc	1.500%	5/8/17	525	534
	GlaxoSmithKline Capital plc	2.850%	5/8/22	100	104
	Hasbro Inc.	6.300%	9/15/17	175	203
	Hasbro Inc.	6.350%	3/15/40	300	371
	Hershey Co.	5.450%	9/1/16	50	58
	Hershey Co.	1.500%	11/1/16	100	102
	Hershey Co.	4.125%	12/1/20	50	57
	HJ Heinz Co.	2.850%	3/1/22	50	51
	HJ Heinz Finance Co.	6.750%	3/15/32	225	285
	Hormel Foods Corp.	4.125%	4/15/21	25	28
	Hospira Inc.	5.900%	6/15/14	75	80
	Hospira Inc.	5.600%	9/15/40	50	53
	Ingredion Inc.	3.200%	11/1/15	25	26
	Ingredion Inc.	4.625%	11/1/20	25	28
	Ingredion Inc.	6.625%	4/15/37	25	31
	JM Smucker Co.	3.500%	10/15/21	50	53
	Johnson & Johnson	5.550%	8/15/17	500	605
	Johnson & Johnson	6.950%	9/1/29	25	36
	Johnson & Johnson	4.950%	5/15/33	150	182
	Johnson & Johnson	5.950%	8/15/37	200	277
	Johnson & Johnson	4.500%	9/1/40	150	176
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	53
	Kaiser Foundation Hospitals	4.875%	4/1/42	100	113
	Kellogg Co.	1.875%	11/17/16	350	360
	Kellogg Co.	4.150%	11/15/19	125	141
	Kellogg Co.	4.000%	12/15/20	500	558
	Kellogg Co.	3.125%	5/17/22	50	52
	Kimberly-Clark Corp.	4.875%	8/15/15	200	222
	Kimberly-Clark Corp.	6.125%	8/1/17	275	337
	Kimberly-Clark Corp.	6.250%	7/15/18	50	63
	Kimberly-Clark Corp.	3.625%	8/1/20	140	155
	Kimberly-Clark Corp.	5.300%	3/1/41	350	446
	Koninklijke Philips Electronics NV	5.750%	3/11/18	200	243
	Koninklijke Philips Electronics NV	3.750%	3/15/22	300	327
	Koninklijke Philips Electronics NV	6.875%	3/11/38	175	237
	Koninklijke Philips Electronics NV	5.000%	3/15/42	50	56
6	Kraft Foods Group Inc.	1.625%	6/4/15	50	51
6	Kraft Foods Group Inc.	2.250%	6/5/17	150	155
6	Kraft Foods Group Inc.	6.125%	8/23/18	75	92
6	Kraft Foods Group Inc.	5.375%	2/10/20	65	78
6	Kraft Foods Group Inc.	3.500%	6/6/22	150	160
6	Kraft Foods Group Inc.	6.875%	1/26/39	575	772
6	Kraft Foods Group Inc.	5.000%	6/4/42	325	366
	Kroger Co.	3.900%	10/1/15	500	539
	Kroger Co.	2.200%	1/15/17	100	103
	Kroger Co.	6.150%	1/15/20	75	91
	Kroger Co.	8.000%	9/15/29	125	167
	Kroger Co.	7.500%	4/1/31	100	129
	Kroger Co.	6.900%	4/15/38	75	96
	Laboratory Corp. of America Holdings	5.625%	12/15/15	75	85
	Laboratory Corp. of America Holdings	2.200%	8/23/17	25	26
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	27
	Life Technologies Corp.	4.400%	3/1/15	100	107
	Life Technologies Corp.	3.500%	1/15/16	50	53
	Life Technologies Corp.	6.000%	3/1/20	125	148
	Life Technologies Corp.	5.000%	1/15/21	75	84
	Lorillard Tobacco Co.	3.500%	8/4/16	50	53
	Lorillard Tobacco Co.	8.125%	6/23/19	175	223
	Lorillard Tobacco Co.	7.000%	8/4/41	75	89
	Mattel Inc.	5.450%	11/1/41	50	56
	McCormick & Co. Inc.	3.900%	7/15/21	50	55
	McKesson Corp.	3.250%	3/1/16	425	455
	McKesson Corp.	4.750%	3/1/21	25	29
	McKesson Corp.	6.000%	3/1/41	475	629
	Mead Johnson Nutrition Co.	3.500%	11/1/14	25	26
	Mead Johnson Nutrition Co.	4.900%	11/1/19	600	687
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	121
	Medco Health Solutions Inc.	2.750%	9/15/15	300	314

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Medco Health Solutions Inc.	7.125%	3/15/18	250	312
Medtronic Inc.	4.500%	3/15/14	75	79
Medtronic Inc.	3.000%	3/15/15	250	262
Medtronic Inc.	4.750%	9/15/15	100	111
Medtronic Inc.	5.600%	3/15/19	25	30
Medtronic Inc.	4.450%	3/15/20	125	145
Medtronic Inc.	6.500%	3/15/39	25	35
Medtronic Inc.	5.550%	3/15/40	350	455
Memorial Sloan-Kettering
Cancer Center New York GO	5.000%	7/1/42	50	58
Memorial Sloan-Kettering
Cancer Center New York GO	4.125%	7/1/52	150	146
Merck & Co. Inc.	4.750%	3/1/15	200	218
Merck & Co. Inc.	4.000%	6/30/15	100	109
Merck & Co. Inc.	2.250%	1/15/16	75	78
Merck & Co. Inc.	6.000%	9/15/17	200	244
Merck & Co. Inc.	1.100%	1/31/18	50	50
Merck & Co. Inc.	5.000%	6/30/19	100	120
Merck & Co. Inc.	3.875%	1/15/21	250	279
Merck & Co. Inc.	2.400%	9/15/22	250	250
Merck & Co. Inc.	6.400%	3/1/28	50	69
Merck & Co. Inc.	5.950%	12/1/28	75	98
Merck & Co. Inc.	6.500%	12/1/33	75	107
Merck & Co. Inc.	5.750%	11/15/36	350	462
Merck & Co. Inc.	6.550%	9/15/37	125	178
Merck & Co. Inc.	5.850%	6/30/39	75	101
Merck & Co. Inc.	3.600%	9/15/42	75	74
Molson Coors Brewing Co.	2.000%	5/1/17	25	26
Molson Coors Brewing Co.	3.500%	5/1/22	25	26
Molson Coors Brewing Co.	5.000%	5/1/42	100	112
Mondelez International Inc.	6.750%	2/19/14	75	80
Mondelez International Inc.	4.125%	2/9/16	925	1,007
Mondelez International Inc.	6.500%	8/11/17	475	580
Mondelez International Inc.	5.375%	2/10/20	435	527
Mondelez International Inc.	6.500%	11/1/31	200	260
Mondelez International Inc.	7.000%	8/11/37	400	554
Mondelez International Inc.	6.875%	2/1/38	575	793
Mondelez International Inc.	6.875%	1/26/39	25	34
Mondelez International Inc.	6.500%	2/9/40	225	302
Newell Rubbermaid Inc.	2.050%	12/1/17	300	303
Novant Health Inc.	5.850%	11/1/19	150	175
Novartis Capital Corp.	4.125%	2/10/14	525	546
Novartis Capital Corp.	2.900%	4/24/15	125	132
Novartis Capital Corp.	2.400%	9/21/22	75	75
Novartis Capital Corp.	3.700%	9/21/42	75	74
Novartis Securities Investment Ltd.	5.125%	2/10/19	650	774
Pepsi Bottling Group Inc.	7.000%	3/1/29	275	394
PepsiAmericas Inc.	5.000%	5/15/17	100	115
PepsiCo Inc.	3.750%	3/1/14	350	363
PepsiCo Inc.	0.750%	3/5/15	100	100
PepsiCo Inc.	0.700%	8/13/15	450	452
PepsiCo Inc.	2.500%	5/10/16	200	210
PepsiCo Inc.	1.250%	8/13/17	200	201
PepsiCo Inc.	5.000%	6/1/18	325	386
PepsiCo Inc.	7.900%	11/1/18	275	371
PepsiCo Inc.	4.500%	1/15/20	25	29
PepsiCo Inc.	3.000%	8/25/21	150	159
PepsiCo Inc.	2.750%	3/5/22	275	284
PepsiCo Inc.	5.500%	1/15/40	250	316
PepsiCo Inc.	4.875%	11/1/40	200	232
PepsiCo Inc.	4.000%	3/5/42	175	181
PerkinElmer Inc.	5.000%	11/15/21	75	83
Pfizer Inc.	5.350%	3/15/15	700	771
Pfizer Inc.	6.200%	3/15/19	600	759
Pfizer Inc.	7.200%	3/15/39	275	419
Pharmacia Corp.	6.600%	12/1/28	75	100
Philip Morris International Inc.	6.875%	3/17/14	150	161
Philip Morris International Inc.	2.500%	5/16/16	700	735
Philip Morris International Inc.	1.625%	3/20/17	50	51
Philip Morris International Inc.	1.125%	8/21/17	75	75
Philip Morris International Inc.	5.650%	5/16/18	325	395

82

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Philip Morris International Inc.	6.375%	5/16/38	200	271
	Philip Morris International Inc.	4.375%	11/15/41	425	450
	Philip Morris International Inc.	4.500%	3/20/42	50	54
	Philip Morris International Inc.	3.875%	8/21/42	25	25
3	Procter & Gamble - Esop	9.360%	1/1/21	347	461
	Procter & Gamble Co.	4.950%	8/15/14	50	54
	Procter & Gamble Co.	3.500%	2/15/15	150	159
	Procter & Gamble Co.	1.450%	8/15/16	50	51
	Procter & Gamble Co.	4.700%	2/15/19	100	118
	Procter & Gamble Co.	6.450%	1/15/26	75	104
	Procter & Gamble Co.	5.550%	3/5/37	325	435
	Quest Diagnostics Inc.	5.450%	11/1/15	200	222
	Quest Diagnostics Inc.	6.950%	7/1/37	75	97
	Ralcorp Holdings Inc.	6.625%	8/15/39	250	302
	Reynolds American Inc.	1.050%	10/30/15	25	25
	Reynolds American Inc.	6.750%	6/15/17	150	181
	Reynolds American Inc.	3.250%	11/1/22	75	75
	Reynolds American Inc.	7.250%	6/15/37	125	165
	Reynolds American Inc.	4.750%	11/1/42	75	76
	Safeway Inc.	6.250%	3/15/14	150	158
	Safeway Inc.	6.350%	8/15/17	100	114
	Safeway Inc.	5.000%	8/15/19	125	134
	Safeway Inc.	3.950%	8/15/20	250	248
	Safeway Inc.	7.250%	2/1/31	75	81
	Sanofi	1.625%	3/28/14	50	51
	Sanofi	2.625%	3/29/16	200	211
	Sanofi	4.000%	3/29/21	600	681
	St. Jude Medical Inc.	3.750%	7/15/14	225	235
	Stryker Corp.	3.000%	1/15/15	50	52
	Stryker Corp.	2.000%	9/30/16	100	104
	Stryker Corp.	4.375%	1/15/20	50	57
	Sysco Corp.	5.250%	2/12/18	100	119
	Sysco Corp.	5.375%	9/21/35	100	123
	Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	75	78
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	25	27
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	125	126
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	200	261
	Teva Pharmaceutical Finance II BV /
	Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	100	105
	Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	75	80
	Teva Pharmaceutical Finance IV LLC	1.700%	11/10/14	50	51
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	25	25
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	75	78
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	200	211
	Thermo Fisher Scientific Inc.	2.250%	8/15/16	500	520
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	300	336
	Tyson Foods Inc.	4.500%	6/15/22	275	298
	Unilever Capital Corp.	3.650%	2/15/14	25	26
	Unilever Capital Corp.	2.750%	2/10/16	500	529
	Unilever Capital Corp.	4.250%	2/10/21	200	231
	Unilever Capital Corp.	5.900%	11/15/32	50	68
	UST LLC	5.750%	3/1/18	75	89
	Watson Pharmaceuticals Inc.	1.875%	10/1/17	100	101
	Watson Pharmaceuticals Inc.	3.250%	10/1/22	675	691
	Watson Pharmaceuticals Inc.	4.625%	10/1/42	50	52
	Wyeth LLC	5.500%	2/1/14	50	53
	Wyeth LLC	5.500%	2/15/16	200	228
	Wyeth LLC	5.450%	4/1/17	50	59
	Wyeth LLC	6.450%	2/1/24	100	135
	Wyeth LLC	6.500%	2/1/34	250	342
	Wyeth LLC	6.000%	2/15/36	175	229
	Wyeth LLC	5.950%	4/1/37	650	864
	Zimmer Holdings Inc.	1.400%	11/30/14	75	76
	Zimmer Holdings Inc.	4.625%	11/30/19	50	57
	Zimmer Holdings Inc.	3.375%	11/30/21	100	104
	Zimmer Holdings Inc.	5.750%	11/30/39	50	61

	Energy (1.7%)
	Alberta Energy Co. Ltd.	7.375%	11/1/31	125	162
	Anadarko Petroleum Corp.	7.625%	3/15/14	150	162
	Anadarko Petroleum Corp.	5.750%	6/15/14	25	27

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Anadarko Petroleum Corp.	5.950%	9/15/16	500	575
Anadarko Petroleum Corp.	6.450%	9/15/36	775	963
Anadarko Petroleum Corp.	7.950%	6/15/39	25	36
Anadarko Petroleum Corp.	6.200%	3/15/40	275	341
Apache Corp.	5.625%	1/15/17	100	117
Apache Corp.	1.750%	4/15/17	75	77
Apache Corp.	6.900%	9/15/18	150	191
Apache Corp.	3.625%	2/1/21	75	82
Apache Corp.	6.000%	1/15/37	350	440
Apache Corp.	5.100%	9/1/40	350	397
Apache Corp.	4.750%	4/15/43	200	216
Baker Hughes Inc.	3.200%	8/15/21	300	319
Baker Hughes Inc.	6.875%	1/15/29	100	137
Baker Hughes Inc.	5.125%	9/15/40	275	329
BP Capital Markets plc	3.625%	5/8/14	50	52
BP Capital Markets plc	1.700%	12/5/14	500	510
BP Capital Markets plc	3.875%	3/10/15	275	294
BP Capital Markets plc	3.125%	10/1/15	450	478
BP Capital Markets plc	3.200%	3/11/16	225	240
BP Capital Markets plc	2.248%	11/1/16	500	520
BP Capital Markets plc	1.846%	5/5/17	225	230
BP Capital Markets plc	1.375%	11/6/17	200	200
BP Capital Markets plc	4.750%	3/10/19	175	203
BP Capital Markets plc	4.500%	10/1/20	225	259
BP Capital Markets plc	4.742%	3/11/21	350	409
BP Capital Markets plc	3.245%	5/6/22	250	262
BP Capital Markets plc	2.500%	11/6/22	25	25
Burlington Resources Finance Co.	7.400%	12/1/31	175	249
Cameron International Corp.	6.375%	7/15/18	100	121
Cameron International Corp.	7.000%	7/15/38	100	135
Canadian Natural Resources Ltd.	4.900%	12/1/14	150	161
Canadian Natural Resources Ltd.	6.000%	8/15/16	125	146
Canadian Natural Resources Ltd.	5.700%	5/15/17	225	266
Canadian Natural Resources Ltd.	7.200%	1/15/32	225	303
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	159
Canadian Natural Resources Ltd.	6.500%	2/15/37	150	194
Cenovus Energy Inc.	4.500%	9/15/14	150	159
Cenovus Energy Inc.	5.700%	10/15/19	50	61
Cenovus Energy Inc.	6.750%	11/15/39	450	607
Cenovus Energy Inc.	4.450%	9/15/42	150	156
Chevron Corp.	1.104%	12/5/17	275	277
Chevron Corp.	4.950%	3/3/19	275	328
Chevron Corp.	2.355%	12/5/22	275	276
ConocoPhillips	4.750%	2/1/14	33	34
ConocoPhillips	4.600%	1/15/15	500	540
ConocoPhillips	5.750%	2/1/19	875	1,078
ConocoPhillips	5.900%	10/15/32	50	64
ConocoPhillips	5.900%	5/15/38	50	66
ConocoPhillips	6.500%	2/1/39	500	707
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	250	293
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	254
ConocoPhillips Holding Co.	6.950%	4/15/29	150	208
Devon Energy Corp.	5.625%	1/15/14	100	105
Devon Energy Corp.	2.400%	7/15/16	50	52
Devon Energy Corp.	1.875%	5/15/17	100	102
Devon Energy Corp.	4.000%	7/15/21	100	111
Devon Energy Corp.	3.250%	5/15/22	125	130
Devon Energy Corp.	7.950%	4/15/32	50	74
Devon Energy Corp.	5.600%	7/15/41	250	296
Devon Energy Corp.	4.750%	5/15/42	75	80
Devon Financing Corp. LLC	7.875%	9/30/31	300	435
Diamond Offshore Drilling Inc.	4.875%	7/1/15	25	28
Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	93
Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	128
Encana Corp.	5.900%	12/1/17	225	267
Encana Corp.	6.500%	8/15/34	325	398
Encana Corp.	6.625%	8/15/37	125	159
EnCana Holdings Finance Corp.	5.800%	5/1/14	100	106
Ensco plc	3.250%	3/15/16	125	133
Ensco plc	4.700%	3/15/21	225	253
EOG Resources Inc.	2.950%	6/1/15	125	132

83

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	EOG Resources Inc.	5.875%	9/15/17	125	151
	EOG Resources Inc.	4.400%	6/1/20	100	115
	EOG Resources Inc.	4.100%	2/1/21	350	399
	EOG Resources Inc.	2.625%	3/15/23	200	201
	EQT Corp.	6.500%	4/1/18	350	405
	FMC Technologies Inc.	2.000%	10/1/17	100	101
	FMC Technologies Inc.	3.450%	10/1/22	25	26
	Halliburton Co.	6.150%	9/15/19	200	252
	Halliburton Co.	6.700%	9/15/38	125	174
	Halliburton Co.	7.450%	9/15/39	200	303
	Hess Corp.	7.875%	10/1/29	350	486
	Hess Corp.	7.125%	3/15/33	100	133
	Hess Corp.	5.600%	2/15/41	250	294
	Husky Energy Inc.	5.900%	6/15/14	300	322
	Husky Energy Inc.	6.150%	6/15/19	100	123
	Husky Energy Inc.	6.800%	9/15/37	50	66
	Kerr-McGee Corp.	6.950%	7/1/24	250	316
	Kerr-McGee Corp.	7.875%	9/15/31	50	66
	Marathon Oil Corp.	0.900%	11/1/15	275	275
	Marathon Oil Corp.	6.000%	10/1/17	125	150
	Marathon Oil Corp.	5.900%	3/15/18	46	56
	Marathon Oil Corp.	2.800%	11/1/22	175	176
	Marathon Oil Corp.	6.800%	3/15/32	300	391
	Marathon Petroleum Corp.	3.500%	3/1/16	250	267
	Marathon Petroleum Corp.	5.125%	3/1/21	375	441
	Murphy Oil Corp.	2.500%	12/1/17	200	201
	Murphy Oil Corp.	4.000%	6/1/22	50	50
	Murphy Oil Corp.	5.125%	12/1/42	125	121
	Nabors Industries Inc.	6.150%	2/15/18	450	530
	Nabors Industries Inc.	5.000%	9/15/20	175	191
	National Oilwell Varco Inc.	1.350%	12/1/17	200	201
	National Oilwell Varco Inc.	2.600%	12/1/22	275	279
	National Oilwell Varco Inc.	3.950%	12/1/42	300	303
	Nexen Inc.	7.875%	3/15/32	50	71
	Nexen Inc.	6.400%	5/15/37	300	389
	Nexen Inc.	7.500%	7/30/39	200	290
	Noble Energy Inc.	8.250%	3/1/19	400	525
	Noble Energy Inc.	4.150%	12/15/21	175	192
	Noble Holding International Ltd.	2.500%	3/15/17	100	104
	Noble Holding International Ltd.	4.900%	8/1/20	125	140
	Noble Holding International Ltd.	3.950%	3/15/22	50	53
	Noble Holding International Ltd.	6.200%	8/1/40	100	118
	Noble Holding International Ltd.	6.050%	3/1/41	150	175
	Noble Holding International Ltd.	5.250%	3/15/42	100	106
	Occidental Petroleum Corp.	2.500%	2/1/16	200	210
	Occidental Petroleum Corp.	1.500%	2/15/18	750	760
	Occidental Petroleum Corp.	4.100%	2/1/21	350	399
	Petro-Canada	7.875%	6/15/26	25	36
	Petro-Canada	7.000%	11/15/28	100	128
	Petro-Canada	5.350%	7/15/33	150	168
	Petro-Canada	6.800%	5/15/38	125	171
6	Phillips 66	1.950%	3/5/15	125	128
6	Phillips 66	2.950%	5/1/17	350	370
6	Phillips 66	4.300%	4/1/22	275	307
6	Phillips 66	5.875%	5/1/42	175	209
	Pioneer Natural Resources Co.	3.950%	7/15/22	450	473
	Pride International Inc.	6.875%	8/15/20	275	347
	Rowan Cos. Inc.	5.000%	9/1/17	175	195
	Rowan Cos. Inc.	7.875%	8/1/19	75	93
	Shell International Finance BV	4.000%	3/21/14	300	313
	Shell International Finance BV	3.100%	6/28/15	1,425	1,511
	Shell International Finance BV	3.250%	9/22/15	100	107
	Shell International Finance BV	0.625%	12/4/15	25	25
	Shell International Finance BV	4.300%	9/22/19	550	635
	Shell International Finance BV	6.375%	12/15/38	475	663
	Southwestern Energy Co.	4.100%	3/15/22	75	81
	Suncor Energy Inc.	6.100%	6/1/18	25	31
	Suncor Energy Inc.	5.950%	12/1/34	75	90
	Suncor Energy Inc.	6.500%	6/15/38	925	1,246
	Talisman Energy Inc.	5.125%	5/15/15	50	54
	Talisman Energy Inc.	7.750%	6/1/19	200	259

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Talisman Energy Inc.	3.750%	2/1/21	225	241
	Talisman Energy Inc.	5.850%	2/1/37	150	169
	Tosco Corp.	8.125%	2/15/30	100	148
	Total Capital Canada Ltd.	1.625%	1/28/14	300	304
	Total Capital International SA	1.550%	6/28/17	350	355
	Total Capital International SA	2.875%	2/17/22	300	313
	Total Capital International SA	2.700%	1/25/23	50	51
	Total Capital SA	3.000%	6/24/15	450	475
	Total Capital SA	4.450%	6/24/20	375	435
	Total Capital SA	4.125%	1/28/21	125	142
	Transocean Inc.	4.950%	11/15/15	850	930
	Transocean Inc.	2.500%	10/15/17	75	76
	Transocean Inc.	6.000%	3/15/18	75	88
	Transocean Inc.	6.500%	11/15/20	150	181
	Transocean Inc.	3.800%	10/15/22	75	77
	Transocean Inc.	7.500%	4/15/31	175	218
	Transocean Inc.	6.800%	3/15/38	150	184
	Valero Energy Corp.	9.375%	3/15/19	100	137
	Valero Energy Corp.	6.125%	2/1/20	75	91
	Valero Energy Corp.	7.500%	4/15/32	725	928
	Weatherford International Inc.	6.350%	6/15/17	250	287
	Weatherford International Inc.	6.800%	6/15/37	150	163
	Weatherford International Ltd.	6.000%	3/15/18	750	858
	Weatherford International Ltd.	6.500%	8/1/36	275	307
	XTO Energy Inc.	6.250%	8/1/17	375	465

	Other Industrial (0.0%)
	California Institute of Technology GO	4.700%	11/1/11	300	326
	Cintas Corp. No 2	6.125%	12/1/17	150	180
	Cintas Corp. No 2	3.250%	6/1/22	75	77
	Fluor Corp.	3.375%	9/15/21	75	79
	Massachusetts Institute
	of Technology GO	5.600%	7/1/11	200	291
6	URS Corp.	5.000%	4/1/22	150	154

	Technology (1.0%)
	Adobe Systems Inc.	3.250%	2/1/15	100	105
	Adobe Systems Inc.	4.750%	2/1/20	175	196
	Agilent Technologies Inc.	5.500%	9/14/15	50	56
	Agilent Technologies Inc.	6.500%	11/1/17	400	484
	Agilent Technologies Inc.	3.200%	10/1/22	275	276
	Altera Corp.	1.750%	5/15/17	50	51
	Amphenol Corp.	4.750%	11/15/14	100	107
	Analog Devices Inc.	5.000%	7/1/14	100	107
	Applied Materials Inc.	2.650%	6/15/16	50	53
	Applied Materials Inc.	4.300%	6/15/21	650	724
	Applied Materials Inc.	5.850%	6/15/41	150	183
	Arrow Electronics Inc.	3.375%	11/1/15	75	78
	Autodesk Inc.	1.950%	12/15/17	25	25
	Autodesk Inc.	3.600%	12/15/22	25	25
	Avnet Inc.	5.875%	6/15/20	200	219
	BMC Software Inc.	7.250%	6/1/18	50	59
	BMC Software Inc.	4.500%	12/1/22	25	26
	Broadcom Corp.	1.500%	11/1/13	50	50
	Broadcom Corp.	2.700%	11/1/18	50	54
6	Broadcom Corp.	2.500%	8/15/22	325	322
	CA Inc.	5.375%	12/1/19	175	199
	Cisco Systems Inc.	1.625%	3/14/14	450	457
	Cisco Systems Inc.	2.900%	11/17/14	125	131
	Cisco Systems Inc.	5.500%	2/22/16	200	229
	Cisco Systems Inc.	3.150%	3/14/17	50	54
	Cisco Systems Inc.	4.950%	2/15/19	475	563
	Cisco Systems Inc.	4.450%	1/15/20	825	957
	Cisco Systems Inc.	5.900%	2/15/39	200	260
	Cisco Systems Inc.	5.500%	1/15/40	275	350
	Computer Sciences Corp.	6.500%	3/15/18	50	58
	Corning Inc.	6.625%	5/15/19	25	32
	Corning Inc.	4.700%	3/15/37	300	310
	Corning Inc.	5.750%	8/15/40	75	88
	Dell Inc.	2.300%	9/10/15	75	77
	Dell Inc.	5.650%	4/15/18	200	232

84

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Dell Inc.	5.875%	6/15/19	75	87
Dell Inc.	6.500%	4/15/38	100	115
Dun & Bradstreet Corp.	4.375%	12/1/22	50	51
Equifax Inc.	4.450%	12/1/14	50	53
Equifax Inc.	6.300%	7/1/17	25	29
Fiserv Inc.	3.125%	10/1/15	50	52
Fiserv Inc.	6.800%	11/20/17	150	181
Fiserv Inc.	3.500%	10/1/22	150	151
GOOGLE Inc.	2.125%	5/19/16	25	26
Google Inc.	3.625%	5/19/21	150	167
Harris Corp.	5.000%	10/1/15	125	138
Harris Corp.	4.400%	12/15/20	50	54
Harris Corp.	6.150%	12/15/40	75	89
Hewlett-Packard Co.	6.125%	3/1/14	700	734
Hewlett-Packard Co.	4.750%	6/2/14	350	365
Hewlett-Packard Co.	2.625%	12/9/14	425	430
Hewlett-Packard Co.	2.350%	3/15/15	150	151
Hewlett-Packard Co.	2.125%	9/13/15	250	250
Hewlett-Packard Co.	3.000%	9/15/16	150	151
Hewlett-Packard Co.	3.300%	12/9/16	50	51
Hewlett-Packard Co.	2.600%	9/15/17	150	147
Hewlett-Packard Co.	5.500%	3/1/18	75	81
Hewlett-Packard Co.	3.750%	12/1/20	325	315
Hewlett-Packard Co.	4.300%	6/1/21	850	841
Hewlett-Packard Co.	4.375%	9/15/21	200	198
Hewlett-Packard Co.	4.650%	12/9/21	100	100
Hewlett-Packard Co.	6.000%	9/15/41	100	98
Intel Corp.	1.950%	10/1/16	100	103
Intel Corp.	1.350%	12/15/17	150	150
Intel Corp.	3.300%	10/1/21	100	106
Intel Corp.	2.700%	12/15/22	275	274
Intel Corp.	4.000%	12/15/32	150	148
Intel Corp.	4.800%	10/1/41	475	519
Intel Corp.	4.250%	12/15/42	325	326
International Business Machines Corp.	2.000%	1/5/16	25	26
International Business Machines Corp.	5.700%	9/14/17	2,150	2,593
International Business Machines Corp.	1.875%	5/15/19	25	25
International Business Machines Corp.	7.000%	10/30/25	300	432
International Business Machines Corp.	6.220%	8/1/27	75	102
International Business Machines Corp.	6.500%	1/15/28	75	102
International Business Machines Corp.	5.875%	11/29/32	325	431
International Business Machines Corp.	5.600%	11/30/39	98	126
International Business Machines Corp.	4.000%	6/20/42	68	72
Juniper Networks Inc.	3.100%	3/15/16	30	31
Juniper Networks Inc.	4.600%	3/15/21	50	53
Juniper Networks Inc.	5.950%	3/15/41	25	29
KLA-Tencor Corp.	6.900%	5/1/18	125	151
Lexmark International Inc.	6.650%	6/1/18	150	165
Microsoft Corp.	2.950%	6/1/14	500	519
Microsoft Corp.	1.625%	9/25/15	150	155
Microsoft Corp.	4.200%	6/1/19	25	29
Microsoft Corp.	3.000%	10/1/20	225	243
Microsoft Corp.	2.125%	11/15/22	200	198
Microsoft Corp.	5.200%	6/1/39	25	31
Microsoft Corp.	4.500%	10/1/40	100	111
Microsoft Corp.	5.300%	2/8/41	200	250
Microsoft Corp.	3.500%	11/15/42	225	216
Motorola Solutions Inc.	3.750%	5/15/22	250	255
Motorola Solutions Inc.	7.500%	5/15/25	50	63
Oracle Corp.	3.750%	7/8/14	225	236
Oracle Corp.	5.250%	1/15/16	275	311
Oracle Corp.	1.200%	10/15/17	325	327
Oracle Corp.	5.750%	4/15/18	300	366
Oracle Corp.	5.000%	7/8/19	550	661
Oracle Corp.	2.500%	10/15/22	250	252
Oracle Corp.	6.500%	4/15/38	200	276
Oracle Corp.	6.125%	7/8/39	150	200
Oracle Corp.	5.375%	7/15/40	600	742
Pitney Bowes Inc.	4.875%	8/15/14	100	105
Pitney Bowes Inc.	4.750%	1/15/16	375	386
SAIC Inc.	4.450%	12/1/20	75	81

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	SAIC Inc.	5.950%	12/1/40	75	80
	Science Applications International Corp.	5.500%	7/1/33	25	25
	Symantec Corp.	2.750%	9/15/15	25	26
	Symantec Corp.	2.750%	6/15/17	175	180
	Symantec Corp.	4.200%	9/15/20	50	53
	Symantec Corp.	3.950%	6/15/22	175	177
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	50	52
	Texas Instruments Inc.	0.450%	8/3/15	225	224
	Texas Instruments Inc.	2.375%	5/16/16	75	79
	Texas Instruments Inc.	1.650%	8/3/19	200	199
	Tyco Electronics Group SA	6.550%	10/1/17	75	90
	Tyco Electronics Group SA	7.125%	10/1/37	300	395
	Verisk Analytics Inc.	4.125%	9/12/22	125	128
	Xerox Corp.	8.250%	5/15/14	150	163
	Xerox Corp.	6.400%	3/15/16	100	113
	Xerox Corp.	6.750%	2/1/17	100	116
	Xerox Corp.	2.950%	3/15/17	500	512
	Xerox Corp.	6.350%	5/15/18	175	203
	Xerox Corp.	5.625%	12/15/19	25	28
	Xerox Corp.	6.750%	12/15/39	375	449

	Transportation (0.5%)
3	American Airlines 2009-1A
	Pass Through Trust	10.375%	1/2/21	64	67
3	American Airlines 2011-2 Class A
	Pass Through Trust	8.625%	4/15/23	94	98
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	100	118
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	175	189
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	275	296
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	155
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	155
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	159
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	225	254
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	295
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	261
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	100	105
	Canadian National Railway Co.	5.800%	6/1/16	100	116
	Canadian National Railway Co.	5.550%	3/1/19	300	364
	Canadian National Railway Co.	2.850%	12/15/21	200	210
	Canadian National Railway Co.	6.200%	6/1/36	75	102
	Canadian National Railway Co.	6.375%	11/15/37	100	142
	Canadian Pacific Railway Co.	4.450%	3/15/23	25	28
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	131
	Canadian Pacific Railway Co.	5.950%	5/15/37	150	181
	Con-way Inc.	6.700%	5/1/34	100	106
3	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	131	140
3	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	11/10/19	131	152
3	Continental Airlines 2012-1 Class A
	Pass Through Trust	4.150%	10/11/25	450	475
	CSX Corp.	6.250%	4/1/15	50	56
	CSX Corp.	5.600%	5/1/17	175	205
	CSX Corp.	7.900%	5/1/17	73	91
	CSX Corp.	6.250%	3/15/18	375	458
	CSX Corp.	7.375%	2/1/19	425	539
	CSX Corp.	6.000%	10/1/36	50	61
	CSX Corp.	6.220%	4/30/40	152	195
	CSX Corp.	5.500%	4/15/41	25	29
	CSX Corp.	4.750%	5/30/42	275	293
3	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	177	198
3	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	12/17/19	268	309
3	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	5/23/19	109	118
	FedEx Corp.	2.625%	8/1/22	75	74
	FedEx Corp.	3.875%	8/1/42	100	97
	JB Hunt Transport Services Inc.	3.375%	9/15/15	250	258
	Norfolk Southern Corp.	7.700%	5/15/17	450	568
	Norfolk Southern Corp.	5.750%	4/1/18	100	119

85

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Norfolk Southern Corp.	5.900%	6/15/19	175	213
6	Norfolk Southern Corp.	2.903%	2/15/23	48	48
	Norfolk Southern Corp.	7.800%	5/15/27	160	226
	Norfolk Southern Corp.	4.837%	10/1/41	513	572
	Ryder System Inc.	5.850%	3/1/14	75	79
	Ryder System Inc.	3.150%	3/2/15	100	104
	Ryder System Inc.	7.200%	9/1/15	100	115
	Ryder System Inc.	3.600%	3/1/16	230	242
	Ryder System Inc.	5.850%	11/1/16	25	28
	Southwest Airlines Co.	5.750%	12/15/16	75	85
3	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	40	47
	Union Pacific Corp.	4.163%	7/15/22	659	744
	Union Pacific Corp.	7.125%	2/1/28	150	205
	Union Pacific Corp.	4.750%	9/15/41	350	392
	United Parcel Service Inc.	3.875%	4/1/14	200	208
	United Parcel Service Inc.	5.500%	1/15/18	75	90
	United Parcel Service Inc.	5.125%	4/1/19	100	121
	United Parcel Service Inc.	3.125%	1/15/21	725	780
	United Parcel Service Inc.	6.200%	1/15/38	100	134
	United Parcel Service Inc.	3.625%	10/1/42	25	24
3	US Airways 2012-2 Class A
	Pass Through Trust	4.625%	12/3/26	50	51
					327,754
Utilities (2.6%)
	Electric (1.8%)
	AEP Texas Central Co.	6.650%	2/15/33	200	255
	Alabama Power Co.	5.500%	10/15/17	225	269
	Alabama Power Co.	5.200%	6/1/41	175	212
	Alabama Power Co.	3.850%	12/1/42	25	25
	Ameren Illinois Co.	6.125%	11/15/17	25	30
	Ameren Illinois Co.	2.700%	9/1/22	500	500
	American Electric Power Co. Inc.	1.650%	12/15/17	150	150
	American Electric Power Co. Inc.	2.950%	12/15/22	25	25
	Appalachian Power Co.	3.400%	5/24/15	150	158
	Appalachian Power Co.	4.600%	3/30/21	50	57
	Appalachian Power Co.	6.700%	8/15/37	250	325
	Arizona Public Service Co.	5.800%	6/30/14	75	80
	Arizona Public Service Co.	8.750%	3/1/19	200	265
	Arizona Public Service Co.	4.500%	4/1/42	25	27
	Baltimore Gas & Electric Co.	5.900%	10/1/16	100	116
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	374
	Carolina Power & Light Co.	5.300%	1/15/19	175	210
	CenterPoint Energy Houston
	Electric LLC	6.950%	3/15/33	50	71
	CenterPoint Energy Inc.	6.500%	5/1/18	400	488
	Cleco Power LLC	6.000%	12/1/40	100	118
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	270
	Commonwealth Edison Co.	1.625%	1/15/14	75	76
	Commonwealth Edison Co.	5.950%	8/15/16	575	671
	Commonwealth Edison Co.	6.150%	9/15/17	325	394
	Commonwealth Edison Co.	5.800%	3/15/18	75	91
	Commonwealth Edison Co.	4.000%	8/1/20	25	28
	Commonwealth Edison Co.	5.900%	3/15/36	50	64
	Commonwealth Edison Co.	6.450%	1/15/38	175	239
	Connecticut Light & Power Co.	6.350%	6/1/36	175	233
	Consolidated Edison Co.
	of New York Inc.	5.500%	9/15/16	100	116
	Consolidated Edison Co.
	of New York Inc.	6.650%	4/1/19	700	892
	Consolidated Edison Co.
	of New York Inc.	5.300%	3/1/35	200	239
	Consolidated Edison Co.
	of New York Inc.	5.850%	3/15/36	275	353
	Consolidated Edison Co.
	of New York Inc.	6.200%	6/15/36	75	99
	Consolidated Natural Gas Co.	5.000%	12/1/14	300	322
	Constellation Energy Group Inc.	4.550%	6/15/15	300	324
	Constellation Energy Group Inc.	5.150%	12/1/20	200	228
	Consumers Energy Co.	5.500%	8/15/16	100	116
	Consumers Energy Co.	5.650%	9/15/18	700	850

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Delmarva Power & Light Co.	4.000%	6/1/42	50	52
	Detroit Edison Co.	3.900%	6/1/21	100	111
	Detroit Edison Co.	2.650%	6/15/22	200	204
	Detroit Edison Co.	3.950%	6/15/42	375	385
	Dominion Resources Inc.	5.150%	7/15/15	600	662
	Dominion Resources Inc.	6.000%	11/30/17	250	301
	Dominion Resources Inc.	6.400%	6/15/18	342	425
	Dominion Resources Inc.	6.300%	3/15/33	100	129
	Dominion Resources Inc.	5.950%	6/15/35	225	282
	Dominion Resources Inc.	4.050%	9/15/42	100	99
	Duke Energy Carolinas LLC	4.300%	6/15/20	250	285
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	560
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	152
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	126
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	32
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	33
	Duke Energy Carolinas LLC	5.300%	2/15/40	175	208
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	75
	Duke Energy Corp.	3.350%	4/1/15	200	211
	Duke Energy Corp.	1.625%	8/15/17	325	327
	Duke Energy Corp.	5.050%	9/15/19	75	87
	Duke Energy Corp.	3.050%	8/15/22	75	76
	Duke Energy Indiana Inc.	3.750%	7/15/20	25	28
	Duke Energy Indiana Inc.	6.350%	8/15/38	225	294
	Duke Energy Indiana Inc.	4.200%	3/15/42	400	407
	El Paso Electric Co.	6.000%	5/15/35	50	62
	Entergy Arkansas Inc.	3.750%	2/15/21	75	82
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	237
	Entergy Louisiana LLC	1.875%	12/15/14	50	51
	Entergy Louisiana LLC	5.400%	11/1/24	475	577
	Entergy Texas Inc.	7.125%	2/1/19	300	375
	Exelon Generation Co. LLC	6.200%	10/1/17	125	148
	Exelon Generation Co. LLC	4.000%	10/1/20	225	236
6	Exelon Generation Co. LLC	5.600%	6/15/42	205	221
	FirstEnergy Corp.	7.375%	11/15/31	200	258
	FirstEnergy Solutions Corp.	6.800%	8/15/39	200	224
	Florida Power & Light Co.	5.550%	11/1/17	75	90
	Florida Power & Light Co.	5.625%	4/1/34	25	31
	Florida Power & Light Co.	5.400%	9/1/35	75	91
	Florida Power & Light Co.	6.200%	6/1/36	50	67
	Florida Power & Light Co.	5.650%	2/1/37	100	127
	Florida Power & Light Co.	5.850%	5/1/37	25	33
	Florida Power & Light Co.	5.950%	2/1/38	150	199
	Florida Power & Light Co.	5.960%	4/1/39	475	631
	Florida Power & Light Co.	3.800%	12/15/42	575	581
	Florida Power Corp.	0.650%	11/15/15	300	300
	Florida Power Corp.	5.650%	6/15/18	75	91
	Florida Power Corp.	6.350%	9/15/37	225	298
	Florida Power Corp.	6.400%	6/15/38	650	871
	Florida Power Corp.	3.850%	11/15/42	200	194
	Georgia Power Co.	0.750%	8/10/15	125	125
	Georgia Power Co.	3.000%	4/15/16	575	614
	Georgia Power Co.	5.400%	6/1/40	300	357
	Iberdrola International BV	6.750%	7/15/36	75	81
	Indiana Michigan Power Co.	6.050%	3/15/37	200	244
3	Integrys Energy Group Inc.	6.110%	12/1/66	150	157
	Interstate Power & Light Co.	6.250%	7/15/39	50	65
	Jersey Central Power & Light Co.	5.625%	5/1/16	125	142
	Jersey Central Power & Light Co.	5.650%	6/1/17	475	552
3	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	75	85
	Kansas City Power & Light Co.	6.050%	11/15/35	50	62
	Kansas City Power & Light Co.	5.300%	10/1/41	100	115
	Kentucky Utilities Co.	1.625%	11/1/15	425	437
	Kentucky Utilities Co.	3.250%	11/1/20	50	54
	Kentucky Utilities Co.	5.125%	11/1/40	125	151
	LG&E & KU Energy LLC	2.125%	11/15/15	75	77
	LG&E & KU Energy LLC	3.750%	11/15/20	100	106
	Louisville Gas & Electric Co.	1.625%	11/15/15	125	129
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	151
	MidAmerican Energy Co.	5.950%	7/15/17	75	90

86

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	MidAmerican Energy Co.	5.300%	3/15/18	50	60
	MidAmerican Energy Co.	6.750%	12/30/31	125	170
	MidAmerican Energy Co.	5.750%	11/1/35	250	315
	MidAmerican Energy Holdings Co.	5.750%	4/1/18	575	694
	MidAmerican Energy Holdings Co.	5.950%	5/15/37	375	465
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	50	66
	Mississippi Power Co.	4.250%	3/15/42	150	154
	National Rural Utilities Cooperative
	Finance Corp.	4.750%	3/1/14	175	184
	National Rural Utilities Cooperative
	Finance Corp.	1.000%	2/2/15	225	227
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	4/10/17	250	293
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	200	240
	National Rural Utilities Cooperative
	Finance Corp.	3.050%	2/15/22	250	261
6	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	195	200
	Nevada Power Co.	6.500%	5/15/18	300	372
	Nevada Power Co.	7.125%	3/15/19	550	709
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	75	80
3	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	75	80
	Northern States Power Co.	1.950%	8/15/15	25	26
	Northern States Power Co.	5.250%	3/1/18	150	179
	Northern States Power Co.	6.250%	6/1/36	50	69
	Northern States Power Co.	6.200%	7/1/37	50	69
	Northern States Power Co.	5.350%	11/1/39	175	218
	NSTAR Electric Co.	4.875%	4/15/14	50	53
	NSTAR Electric Co.	5.625%	11/15/17	150	181
	NSTAR Electric Co.	2.375%	10/15/22	150	149
	NSTAR Electric Co.	5.500%	3/15/40	75	93
	NSTAR LLC	4.500%	11/15/19	25	28
	Oglethorpe Power Corp.	5.950%	11/1/39	50	62
	Oglethorpe Power Corp.	5.375%	11/1/40	125	146
	Ohio Edison Co.	6.400%	7/15/16	175	206
	Ohio Power Co.	6.000%	6/1/16	75	86
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	128
	Oncor Electric Delivery Co. LLC	6.375%	1/15/15	125	138
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	190
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	125	163
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	225	306
	Pacific Gas & Electric Co.	4.800%	3/1/14	700	733
	Pacific Gas & Electric Co.	5.625%	11/30/17	150	181
	Pacific Gas & Electric Co.	8.250%	10/15/18	200	272
	Pacific Gas & Electric Co.	6.050%	3/1/34	625	802
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	132
	Pacific Gas & Electric Co.	5.400%	1/15/40	250	299
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	241
	PacifiCorp	7.700%	11/15/31	600	888
	PacifiCorp	5.250%	6/15/35	100	118
	PacifiCorp	4.100%	2/1/42	75	77
	Peco Energy Co.	5.350%	3/1/18	50	60
	Peco Energy Co.	2.375%	9/15/22	75	76
	Pennsylvania Electric Co.	6.050%	9/1/17	75	88
	Pepco Holdings Inc.	2.700%	10/1/15	175	181
	Potomac Electric Power Co.	6.500%	11/15/37	100	142
	PPL Electric Utilities Corp.	3.000%	9/15/21	125	132
	PPL Energy Supply LLC	6.200%	5/15/16	23	26
	PPL Energy Supply LLC	6.500%	5/1/18	50	60
	PPL Energy Supply LLC	4.600%	12/15/21	125	136
	Progress Energy Inc.	6.050%	3/15/14	50	53
	Progress Energy Inc.	3.150%	4/1/22	25	25
	Progress Energy Inc.	7.000%	10/30/31	119	153
	Progress Energy Inc.	6.000%	12/1/39	25	30
	PSEG Power LLC	5.500%	12/1/15	75	84
	PSEG Power LLC	8.625%	4/15/31	481	700
	Public Service Co. of Colorado	5.125%	6/1/19	275	331
	Public Service Co. of Colorado	3.200%	11/15/20	25	27
	Public Service Co. of Colorado	6.250%	9/1/37	25	34
	Public Service Co. of Colorado	4.750%	8/15/41	75	86

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Public Service Co. of Colorado	3.600%	9/15/42	175	169
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	259
	Public Service Electric & Gas Co.	2.700%	5/1/15	200	209
	Public Service Electric & Gas Co.	5.800%	5/1/37	75	97
	Public Service Electric & Gas Co.	3.950%	5/1/42	350	359
	Puget Sound Energy Inc.	5.483%	6/1/35	25	30
	Puget Sound Energy Inc.	6.274%	3/15/37	125	167
	Puget Sound Energy Inc.	5.757%	10/1/39	75	95
	Puget Sound Energy Inc.	5.764%	7/15/40	100	127
	Puget Sound Energy Inc.	4.434%	11/15/41	150	164
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	31
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	168
	San Diego Gas & Electric Co.	3.950%	11/15/41	175	181
	San Diego Gas & Electric Co.	4.300%	4/1/42	150	165
	SCANA Corp.	4.750%	5/15/21	125	137
	SCANA Corp.	4.125%	2/1/22	200	210
	Sierra Pacific Power Co.	6.000%	5/15/16	100	116
	Sierra Pacific Power Co.	6.750%	7/1/37	150	207
	South Carolina Electric & Gas Co.	6.500%	11/1/18	100	127
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	32
	South Carolina Electric & Gas Co.	5.450%	2/1/41	100	122
	South Carolina Electric & Gas Co.	4.350%	2/1/42	125	132
	Southern California Edison Co.	5.000%	1/15/14	200	209
	Southern California Edison Co.	4.650%	4/1/15	100	109
	Southern California Edison Co.	5.000%	1/15/16	25	28
	Southern California Edison Co.	3.875%	6/1/21	275	310
	Southern California Edison Co.	6.650%	4/1/29	75	99
	Southern California Edison Co.	6.000%	1/15/34	50	65
	Southern California Edison Co.	5.750%	4/1/35	75	96
	Southern California Edison Co.	5.350%	7/15/35	100	122
	Southern California Edison Co.	5.625%	2/1/36	125	158
	Southern California Edison Co.	5.950%	2/1/38	200	266
	Southern California Edison Co.	4.500%	9/1/40	75	84
	Southern California Edison Co.	4.050%	3/15/42	125	130
	Southern Co.	4.150%	5/15/14	100	105
	Southern Co.	2.375%	9/15/15	150	156
	Southern Power Co.	4.875%	7/15/15	200	219
	Southern Power Co.	5.150%	9/15/41	100	112
	Southwestern Electric Power Co.	6.450%	1/15/19	100	122
	Southwestern Electric Power Co.	3.550%	2/15/22	25	26
	Southwestern Electric Power Co.	6.200%	3/15/40	50	62
	Southwestern Public Service Co.	4.500%	8/15/41	50	55
	Tampa Electric Co.	6.100%	5/15/18	100	124
	Tampa Electric Co.	2.600%	9/15/22	75	75
	Tampa Electric Co.	6.550%	5/15/36	100	141
	Tampa Electric Co.	4.100%	6/15/42	50	52
	TECO Finance Inc.	4.000%	3/15/16	50	53
	TECO Finance Inc.	5.150%	3/15/20	50	58
	Toledo Edison Co.	6.150%	5/15/37	100	124
	TransAlta Corp.	6.650%	5/15/18	50	58
	Tucson Electric Power Co.	5.150%	11/15/21	50	56
	UIL Holdings Corp.	4.625%	10/1/20	75	80
	Union Electric Co.	8.450%	3/15/39	150	256
	Virginia Electric & Power Co.	6.000%	1/15/36	125	165
	Virginia Electric & Power Co.	6.000%	5/15/37	100	132
	Virginia Electric & Power Co.	6.350%	11/30/37	50	69
	Westar Energy Inc.	4.125%	3/1/42	200	208
	Western Massachusetts Electric Co.	3.500%	9/15/21	75	80
3	Wisconsin Energy Corp.	6.250%	5/15/67	425	457
	Wisconsin Power & Light Co.	5.000%	7/15/19	50	59
	Wisconsin Power & Light Co.	2.250%	11/15/22	75	74
	Wisconsin Power & Light Co.	6.375%	8/15/37	100	138
	Xcel Energy Inc.	5.613%	4/1/17	78	91
	Xcel Energy Inc.	4.700%	5/15/20	100	116
	Xcel Energy Inc.	6.500%	7/1/36	100	134

	Natural Gas (0.8%)
	AGL Capital Corp.	3.500%	9/15/21	325	353
	AGL Capital Corp.	5.875%	3/15/41	75	98
	Atmos Energy Corp.	4.950%	10/15/14	50	54
	Atmos Energy Corp.	8.500%	3/15/19	75	101

87

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Atmos Energy Corp.	5.500%	6/15/41	300	371
	Boardwalk Pipelines LP	5.500%	2/1/17	100	111
	Boardwalk Pipelines LP	3.375%	2/1/23	100	98
	British Transco Finance Inc.	6.625%	6/1/18	50	62
	CenterPoint Energy Resources Corp.	6.150%	5/1/16	75	86
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	50	57
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	315
	DCP Midstream Operating LP	3.250%	10/1/15	100	103
	DCP Midstream Operating LP	2.500%	12/1/17	75	75
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	525	606
	El Paso Pipeline Partners
	Operating Co. LLC	4.700%	11/1/42	675	660
	Enbridge Energy Partners LP	6.500%	4/15/18	75	91
	Enbridge Energy Partners LP	9.875%	3/1/19	125	169
	Enbridge Energy Partners LP	7.500%	4/15/38	150	191
	Energy Transfer Partners LP	8.500%	4/15/14	119	129
	Energy Transfer Partners LP	5.950%	2/1/15	75	82
	Energy Transfer Partners LP	6.125%	2/15/17	50	58
	Energy Transfer Partners LP	9.000%	4/15/19	229	300
	Energy Transfer Partners LP	4.650%	6/1/21	100	109
	Energy Transfer Partners LP	5.200%	2/1/22	300	341
	Energy Transfer Partners LP	6.625%	10/15/36	150	176
	Energy Transfer Partners LP	6.050%	6/1/41	100	114
	Energy Transfer Partners LP	6.500%	2/1/42	475	579
7	Enron Corp.	9.125%	4/1/03	500	—
7	Enron Corp.	7.125%	5/15/07	150	—
7	Enron Corp.	6.875%	10/15/07	500	—
	Enterprise Products Operating LLC	9.750%	1/31/14	240	263
	Enterprise Products Operating LLC	5.600%	10/15/14	275	298
	Enterprise Products Operating LLC	6.300%	9/15/17	125	152
	Enterprise Products Operating LLC	6.650%	4/15/18	75	93
	Enterprise Products Operating LLC	6.500%	1/31/19	50	63
	Enterprise Products Operating LLC	6.875%	3/1/33	175	218
	Enterprise Products Operating LLC	7.550%	4/15/38	250	348
	Enterprise Products Operating LLC	5.950%	2/1/41	650	782
	Enterprise Products Operating LLC	4.450%	2/15/43	50	50
7	HNG Internorth	9.625%	3/15/06	500	—
	KeySpan Corp.	8.000%	11/15/30	75	103
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	325	347
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	359
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	350	471
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	325	409
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	358
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	58
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	25	31
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	65
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	250	313
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	312
	Magellan Midstream Partners LP	5.650%	10/15/16	75	86
	Magellan Midstream Partners LP	6.550%	7/15/19	75	93
	Magellan Midstream Partners LP	4.250%	2/1/21	225	248
	Magellan Midstream Partners LP	4.200%	12/1/42	300	289
	National Grid plc	6.300%	8/1/16	325	378
	Nisource Finance Corp.	5.400%	7/15/14	400	428
	Nisource Finance Corp.	5.250%	9/15/17	150	173
	Nisource Finance Corp.	4.450%	12/1/21	100	109
	Nisource Finance Corp.	6.125%	3/1/22	75	90
	Nisource Finance Corp.	6.250%	12/15/40	150	178
	Nisource Finance Corp.	5.800%	2/1/42	150	170
	ONEOK Inc.	5.200%	6/15/15	75	82
	ONEOK Inc.	4.250%	2/1/22	50	54
	ONEOK Inc.	6.000%	6/15/35	125	145
	ONEOK Partners LP	3.250%	2/1/16	50	53
	ONEOK Partners LP	6.150%	10/1/16	150	175
	ONEOK Partners LP	2.000%	10/1/17	175	177
	ONEOK Partners LP	8.625%	3/1/19	225	301
	ONEOK Partners LP	3.375%	10/1/22	100	102
	ONEOK Partners LP	6.850%	10/15/37	150	191
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	250	300
	Plains All American Pipeline LP /
	PAA Finance Corp.	6.500%	5/1/18	25	31

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Plains All American Pipeline LP /
	PAA Finance Corp.	8.750%	5/1/19	75	102
	Plains All American Pipeline LP /
	PAA Finance Corp.	5.000%	2/1/21	550	637
	Questar Corp.	2.750%	2/1/16	25	26
	Sempra Energy	6.150%	6/15/18	548	674
	Sempra Energy	2.875%	10/1/22	100	100
	Sempra Energy	6.000%	10/15/39	300	379
	Southern California Gas Co.	3.750%	9/15/42	25	25
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	200	235
	Spectra Energy Capital LLC	5.500%	3/1/14	125	131
	Spectra Energy Capital LLC	6.750%	2/15/32	50	62
	Texas Gas Transmission LLC	4.600%	6/1/15	100	108
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	189
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	195
	TransCanada PipeLines Ltd.	2.500%	8/1/22	275	275
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	181
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	378
	TransCanada PipeLines Ltd.	6.200%	10/15/37	625	830
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	275	292
	Western Gas Partners LP	5.375%	6/1/21	300	343
	Williams Cos. Inc.	7.500%	1/15/31	116	145
	Williams Cos. Inc.	7.750%	6/15/31	35	45
	Williams Partners LP	3.800%	2/15/15	125	132
	Williams Partners LP	5.250%	3/15/20	475	548
	Williams Partners LP	4.125%	11/15/20	650	703
	Williams Partners LP	6.300%	4/15/40	100	122

	Other Utility (0.0%)
	American Water Capital Corp.	6.085%	10/15/17	200	239
	American Water Capital Corp.	6.593%	10/15/37	150	198
	United Utilities plc	5.375%	2/1/19	325	361
	Veolia Environnement SA	6.000%	6/1/18	400	469
					69,203
Total Corporate Bonds (Cost $536,310)					596,631
Sovereign Bonds (U.S. Dollar-Denominated) (4.7%)
	African Development Bank	3.000%	5/27/14	450	467
	African Development Bank	1.250%	9/2/16	50	51
	African Development Bank	1.125%	3/15/17	300	303
	Asian Development Bank	2.750%	5/21/14	750	777
	Asian Development Bank	0.875%	6/10/14	100	101
	Asian Development Bank	4.250%	10/20/14	275	293
	Asian Development Bank	2.625%	2/9/15	275	287
	Asian Development Bank	0.500%	8/17/15	350	351
	Asian Development Bank	2.500%	3/15/16	325	345
	Asian Development Bank	1.125%	3/15/17	600	609
	Asian Development Bank	5.593%	7/16/18	275	336
	Asian Development Bank	1.875%	10/23/18	550	576
	Asian Development Bank	1.750%	3/21/19	25	26
	Banco do Brasil SA	3.875%	1/23/17	75	78
	Canada	0.875%	2/14/17	950	959
	China Development Bank Corp.	4.750%	10/8/14	100	106
	China Development Bank Corp.	5.000%	10/15/15	100	110
	Corp Andina de Fomento	5.125%	5/5/15	50	54
	Corp Andina de Fomento	3.750%	1/15/16	125	132
	Corp Andina de Fomento	4.375%	6/15/22	582	634
6	Corp Nacional del Cobre de Chile	3.000%	7/17/22	250	253
	Corp. Andina de Fomento	8.125%	6/4/19	400	517
	Council Of Europe Development Bank	2.750%	2/10/15	150	157
	Council Of Europe Development Bank	2.625%	2/16/16	150	159
	Council Of Europe Development Bank	1.500%	2/22/17	300	305
	Council Of Europe Development Bank	1.500%	6/19/17	50	51
8	Development Bank of Japan Inc.	4.250%	6/9/15	250	272
	European Bank for Reconstruction
	& Development	2.750%	4/20/15	525	553
	European Bank for Reconstruction
	& Development	1.625%	9/3/15	125	129
	European Bank for Reconstruction
	& Development	2.500%	3/15/16	175	185

88

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	European Bank for Reconstruction
	& Development	1.375%	10/20/16	100	102
	European Bank for Reconstruction
	& Development	0.750%	9/1/17	700	699
	European Investment Bank	1.250%	2/14/14	475	480
	European Investment Bank	2.375%	3/14/14	700	716
	European Investment Bank	1.500%	5/15/14	325	330
	European Investment Bank	4.625%	5/15/14	175	185
	European Investment Bank	3.125%	6/4/14	1,975	2,050
	European Investment Bank	1.125%	8/15/14	1,200	1,213
	European Investment Bank	0.875%	12/15/14	200	202
	European Investment Bank	2.875%	1/15/15	200	209
	European Investment Bank	2.750%	3/23/15	450	472
	European Investment Bank	1.125%	4/15/15	700	710
	European Investment Bank	1.000%	7/15/15	135	137
	European Investment Bank	1.625%	9/1/15	650	668
	European Investment Bank	1.375%	10/20/15	475	486
	European Investment Bank	4.875%	2/16/16	650	733
	European Investment Bank	2.500%	5/16/16	725	766
	European Investment Bank	2.125%	7/15/16	500	523
	European Investment Bank	5.125%	9/13/16	1,250	1,446
	European Investment Bank	1.250%	10/14/16	1,125	1,146
	European Investment Bank	4.875%	1/17/17	150	174
	European Investment Bank	1.750%	3/15/17	775	804
	European Investment Bank	5.125%	5/30/17	675	798
	European Investment Bank	1.125%	9/15/17	400	404
	European Investment Bank	1.000%	12/15/17	250	250
	European Investment Bank	2.875%	9/15/20	100	108
	European Investment Bank	4.000%	2/16/21	1,225	1,420
	Export Development Canada	3.125%	4/24/14	150	156
	Export Development Canada	2.250%	5/28/15	75	78
	Export Development Canada	0.500%	9/15/15	275	276
	Export Development Canada	1.250%	10/26/16	100	103
	Export Development Canada	0.750%	12/15/17	575	575
	Export-Import Bank of Korea	8.125%	1/21/14	1,025	1,099
	Export-Import Bank of Korea	5.875%	1/14/15	150	164
	Export-Import Bank of Korea	4.000%	1/11/17	325	353
	Export-Import Bank of Korea	4.375%	9/15/21	75	82
	Export-Import Bank of Korea	5.000%	4/11/22	275	317
	Federative Republic of Brazil	7.875%	3/7/15	175	200
	Federative Republic of Brazil	6.000%	1/17/17	375	444
3	Federative Republic of Brazil	8.000%	1/15/18	550	638
	Federative Republic of Brazil	5.875%	1/15/19	1,400	1,736
	Federative Republic of Brazil	8.875%	10/14/19	300	433
	Federative Republic of Brazil	4.875%	1/22/21	750	901
	Federative Republic of Brazil	2.625%	1/5/23	300	300
	Federative Republic of Brazil	8.875%	4/15/24	125	202
	Federative Republic of Brazil	8.750%	2/4/25	300	488
	Federative Republic of Brazil	10.125%	5/15/27	325	598
	Federative Republic of Brazil	8.250%	1/20/34	400	674
	Federative Republic of Brazil	7.125%	1/20/37	325	496
	Federative Republic of Brazil	11.000%	8/17/40	200	251
	Federative Republic of Brazil	5.625%	1/7/41	850	1,113
	FMS Wertmanagement AoeR	1.000%	11/21/17	200	199
	Hydro-Quebec	8.400%	1/15/22	775	1,114
	Hydro-Quebec	8.050%	7/7/24	200	293
	Inter-American Development Bank	3.000%	4/22/14	625	646
	Inter-American Development Bank	2.250%	7/15/15	200	209
	Inter-American Development Bank	0.500%	8/17/15	75	75
	Inter-American Development Bank	1.375%	10/18/16	200	205
	Inter-American Development Bank	2.375%	8/15/17	100	107
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,228
	Inter-American Development Bank	1.125%	9/12/19	100	99
	Inter-American Development Bank	3.875%	9/17/19	1,550	1,806
	Inter-American Development Bank	3.875%	2/14/20	50	58
	Inter-American Development Bank	7.000%	6/15/25	100	145
	International Bank for Reconstruction
	& Development	1.125%	8/25/14	500	506
	International Bank for Reconstruction
	& Development	2.375%	5/26/15	1,575	1,649
	International Bank for Reconstruction
	& Development	2.125%	3/15/16	650	680

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction
	& Development	5.000%	4/1/16	400	457
	International Bank for Reconstruction
	& Development	1.000%	9/15/16	450	455
	International Bank for Reconstruction
	& Development	0.875%	4/17/17	1,450	1,460
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	600	747
	International Finance Corp.	3.000%	4/22/14	775	800
	International Finance Corp.	2.750%	4/20/15	175	184
	International Finance Corp.	2.250%	4/11/16	200	211
	International Finance Corp.	1.125%	11/23/16	750	763
	International Finance Corp.	2.125%	11/17/17	450	478
	International Finance Corp.	0.625%	12/21/17	250	248
8	Japan Bank for International
	Cooperation	2.875%	2/2/15	325	341
8	Japan Bank for International
	Cooperation	1.875%	9/24/15	25	26
8	Japan Bank for International
	Cooperation	2.500%	1/21/16	200	211
8	Japan Bank for International
	Cooperation	2.500%	5/18/16	100	106
8	Japan Bank for International
	Cooperation	2.250%	7/13/16	275	290
8	Japan Bank for International
	Cooperation	1.125%	7/19/17	950	957
8	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	100	110
8	Japan Finance Organization
	for Municipalities	5.000%	5/16/17	100	117
8	Japan Finance Organization
	for Municipalities	4.000%	1/13/21	300	346
9	KFW	1.375%	1/13/14	550	555
9	KFW	3.500%	3/10/14	625	648
9	KFW	1.500%	4/4/14	50	51
9	KFW	4.125%	10/15/14	575	612
9	KFW	2.750%	10/21/14	225	234
9	KFW	1.000%	1/12/15	1,100	1,112
9	KFW	2.625%	3/3/15	775	811
9	KFW	0.625%	4/24/15	825	828
9	KFW	1.250%	10/26/15	200	204
9	KFW	5.125%	3/14/16	1,450	1,656
9	KFW	2.000%	6/1/16	825	863
9	KFW	1.250%	10/5/16	225	229
9	KFW	1.250%	2/15/17	1,700	1,734
9	KFW	0.875%	9/5/17	250	250
9	KFW	4.375%	3/15/18	250	291
9	KFW	4.875%	6/17/19	1,350	1,631
9	KFW	4.000%	1/27/20	50	58
9	KFW	2.750%	9/8/20	2,025	2,181
9	KFW	2.000%	10/4/22	650	652
9	KFW	0.000%	4/18/36	400	185
	Korea Development Bank	8.000%	1/23/14	250	268
	Korea Development Bank	4.375%	8/10/15	750	808
	Korea Finance Corp.	3.250%	9/20/16	250	263
	Korea Finance Corp.	2.250%	8/7/17	25	25
	Korea Finance Corp.	4.625%	11/16/21	150	167
9	Landwirtschaftliche Rentenbank	3.125%	7/15/15	375	399
9	Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	309
9	Landwirtschaftliche Rentenbank	2.125%	7/15/16	100	105
9	Landwirtschaftliche Rentenbank	0.875%	9/12/17	725	720
9	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	155
9	Landwirtschaftliche Rentenbank	1.375%	10/23/19	250	249
	Nordic Investment Bank	2.625%	10/6/14	225	233
	Nordic Investment Bank	2.500%	7/15/15	225	237
	Nordic Investment Bank	2.250%	3/15/16	300	316
	Nordic Investment Bank	0.750%	1/17/18	350	348
	North American Development Bank	4.375%	2/11/20	100	113
	North American Development Bank	2.400%	10/26/22	150	148
[10]	Oesterreichische Kontrollbank AG	1.750%	10/5/15	500	516
[10]	Oesterreichische Kontrollbank AG	5.000%	4/25/17	600	697
3	Oriental Republic of Uruguay	4.125%	11/20/45	800	798

89

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Pemex Project Funding Master Trust	5.750%	3/1/18	600	700
	Pemex Project Funding Master Trust	6.625%	6/15/35	625	790
	Pemex Project Funding Master Trust	6.625%	6/15/38	150	189
	People’s Republic of China	4.750%	10/29/13	50	52
	Petrobras International
	Finance Co. - Pifco	7.750%	9/15/14	75	83
	Petrobras International
	Finance Co. - Pifco	3.875%	1/27/16	325	342
	Petrobras International
	Finance Co. - Pifco	6.125%	10/6/16	350	396
	Petrobras International
	Finance Co. - Pifco	3.500%	2/6/17	75	79
	Petrobras International
	Finance Co. - Pifco	5.875%	3/1/18	675	769
	Petrobras International
	Finance Co. - Pifco	8.375%	12/10/18	300	381
	Petrobras International
	Finance Co. - Pifco	7.875%	3/15/19	850	1,057
	Petrobras International
	Finance Co. - Pifco	5.750%	1/20/20	75	85
	Petrobras International
	Finance Co. - Pifco	5.375%	1/27/21	125	140
	Petrobras International
	Finance Co. - Pifco	6.875%	1/20/40	225	286
	Petrobras International
	Finance Co. - Pifco	6.750%	1/27/41	900	1,132
	Petroleos Mexicanos	4.875%	3/15/15	375	404
	Petroleos Mexicanos	8.000%	5/3/19	200	262
	Petroleos Mexicanos	6.000%	3/5/20	400	480
	Petroleos Mexicanos	5.500%	1/21/21	150	175
	Petroleos Mexicanos	4.875%	1/24/22	500	559
	Petroleos Mexicanos	6.500%	6/2/41	100	125
	Petroleos Mexicanos	5.500%	6/27/44	275	303
6	Petroleos Mexicanos	5.500%	6/27/44	350	382
	Province of British Columbia	2.850%	6/15/15	400	423
	Province of British Columbia	2.100%	5/18/16	500	526
	Province of British Columbia	1.200%	4/25/17	100	102
	Province of British Columbia	2.000%	10/23/22	200	197
	Province of Manitoba	1.375%	4/28/14	200	203
	Province of Manitoba	2.625%	7/15/15	250	264
	Province of Manitoba	1.300%	4/3/17	75	77
	Province of Manitoba	1.750%	5/30/19	175	178
	Province of Manitoba	2.100%	9/6/22	150	149
	Province of New Brunswick	2.750%	6/15/18	350	378
	Province of Nova Scotia	2.375%	7/21/15	200	209
	Province of Ontario	1.375%	1/27/14	375	379
	Province of Ontario	4.100%	6/16/14	675	711
	Province of Ontario	2.950%	2/5/15	100	105
	Province of Ontario	0.950%	5/26/15	775	784
	Province of Ontario	2.700%	6/16/15	575	606
	Province of Ontario	1.875%	9/15/15	200	207
	Province of Ontario	4.750%	1/19/16	100	112
	Province of Ontario	5.450%	4/27/16	500	577
	Province of Ontario	2.300%	5/10/16	300	316
	Province of Ontario	1.600%	9/21/16	450	464
	Province of Ontario	1.100%	10/25/17	250	251
	Province of Ontario	3.150%	12/15/17	225	248
	Province of Ontario	3.000%	7/16/18	225	246
	Province of Ontario	1.650%	9/27/19	225	225
	Province of Ontario	4.000%	10/7/19	575	661
	Province of Ontario	4.400%	4/14/20	500	589
	Province of Ontario	2.450%	6/29/22	150	152
	Quebec	5.125%	11/14/16	325	379
	Quebec	4.625%	5/14/18	575	674
	Quebec	3.500%	7/29/20	350	390
	Quebec	2.750%	8/25/21	325	339
	Quebec	7.500%	9/15/29	325	496
	Region of Lombardy Italy	5.804%	10/25/32	200	177
	Republic of Chile	3.875%	8/5/20	200	225
	Republic of Chile	2.250%	10/30/22	175	173
	Republic of Chile	3.625%	10/30/42	75	74

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Republic of Columbia	8.250%	12/22/14	100	114
	Republic of Columbia	7.375%	1/27/17	325	401
	Republic of Columbia	7.375%	3/18/19	400	526
	Republic of Columbia	4.375%	7/12/21	450	520
	Republic of Columbia	8.125%	5/21/24	500	745
	Republic of Columbia	7.375%	9/18/37	100	155
	Republic of Columbia	6.125%	1/18/41	575	783
	Republic of Italy	4.500%	1/21/15	450	471
	Republic of Italy	3.125%	1/26/15	425	432
	Republic of Italy	4.750%	1/25/16	750	786
	Republic of Italy	5.250%	9/20/16	1,050	1,116
	Republic of Italy	5.375%	6/12/17	500	535
	Republic of Italy	5.375%	6/15/33	175	177
	Republic of Korea	5.750%	4/16/14	325	345
	Republic of Korea	7.125%	4/16/19	225	292
	Republic of Korea	5.625%	11/3/25	100	130
	Republic of Panama	5.200%	1/30/20	100	119
	Republic of Panama	7.125%	1/29/26	600	851
3	Republic of Panama	6.700%	1/26/36	692	976
	Republic of Peru	7.125%	3/30/19	350	456
	Republic of Peru	7.350%	7/21/25	400	577
	Republic of Peru	8.750%	11/21/33	142	245
3	Republic of Peru	6.550%	3/14/37	525	757
	Republic of Peru	5.625%	11/18/50	300	386
	Republic of Poland	5.250%	1/15/14	200	210
	Republic of Poland	3.875%	7/16/15	400	429
	Republic of Poland	6.375%	7/15/19	961	1,198
	Republic of Poland	5.125%	4/21/21	250	297
	Republic of Poland	5.000%	3/23/22	425	501
	Republic of Poland	3.000%	3/17/23	125	124
	Republic of South Africa	6.875%	5/27/19	250	313
	Republic of South Africa	5.500%	3/9/20	500	593
	Republic of South Africa	4.665%	1/17/24	225	254
	Republic of South Africa	6.250%	3/8/41	300	398
	State of Israel	5.500%	11/9/16	175	201
	State of Israel	5.125%	3/26/19	550	643
	Statoil ASA	3.875%	4/15/14	25	26
	Statoil ASA	1.800%	11/23/16	125	129
	Statoil ASA	3.125%	8/17/17	400	435
	Statoil ASA	5.250%	4/15/19	25	30
	Statoil ASA	3.150%	1/23/22	150	159
	Statoil ASA	2.450%	1/17/23	150	149
	Statoil ASA	7.250%	9/23/27	400	571
	Statoil ASA	5.100%	8/17/40	125	150
	Statoil ASA	4.250%	11/23/41	175	187
	Svensk Exportkredit AB	3.250%	9/16/14	200	209
	Svensk Exportkredit AB	2.125%	7/13/16	125	130
	Svensk Exportkredit AB	5.125%	3/1/17	350	406
	Svensk Exportkredit AB	1.750%	5/30/17	200	205
	United Mexican States	5.875%	2/17/14	1,250	1,314
	United Mexican States	6.625%	3/3/15	510	571
	United Mexican States	11.375%	9/15/16	100	137
	United Mexican States	5.625%	1/15/17	325	377
	United Mexican States	5.950%	3/19/19	500	615
	United Mexican States	3.625%	3/15/22	550	599
	United Mexican States	8.300%	8/15/31	250	403
	United Mexican States	6.750%	9/27/34	733	1,050
	United Mexican States	6.050%	1/11/40	775	1,039
	United Mexican States	4.750%	3/8/44	1,327	1,488
	United Mexican States	5.750%	10/12/10	192	230
Total Sovereign Bonds (Cost $115,980)					126,171
Taxable Municipal Bonds (1.0%)
	American Municipal Power Ohio Inc.
	Revenue (Prairie State Energy
	Campus Project)	5.939%	2/15/47	150	173
	American Municipal Power Ohio Inc.
	Revenue (Prairie State Energy
	Campus Project)	6.270%	2/15/50	50	58

90

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	68
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	183
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.793%	4/1/30	50	64
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	137
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	150	205
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	250	356
California Educational Facilities
Authority Revenue
(Stanford University)	3.625%	5/1/14	200	209
California Educational Facilities
Authority Revenue
(Stanford University)	4.250%	5/1/16	100	111
California GO	5.250%	4/1/14	100	106
California GO	3.950%	11/1/15	150	162
California GO	5.750%	3/1/17	100	115
California GO	6.200%	10/1/19	275	335
California GO	5.700%	11/1/21	250	290
California GO	7.500%	4/1/34	600	832
California GO	7.300%	10/1/39	75	104
California GO	7.350%	11/1/39	575	804
California GO	7.625%	3/1/40	605	869
California GO	7.600%	11/1/40	200	292
Central Puget Sound WA Regional
Transit Authority Sales & Use Tax
Revenue	5.491%	11/1/39	50	62
Chicago IL Board of Education GO	6.319%	11/1/29	50	58
Chicago IL Board of Education GO	6.138%	12/1/39	50	56
Chicago IL GO	7.781%	1/1/35	50	65
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	300	388
Chicago IL O’Hare International
Airport Revenue	6.395%	1/1/40	50	65
Chicago IL Transit Authority Sales
Tax Receipts Revenue	6.200%	12/1/40	150	168
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	150
Chicago IL Wastewater Transmission
Revenue	6.900%	1/1/40	50	63
Chicago IL Water Revenue	6.742%	11/1/40	75	102
Clark County NV Airport Revenue	6.881%	7/1/42	100	116
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	150	185
Connecticut GO	5.090%	10/1/30	175	199
Connecticut GO	5.850%	3/15/32	200	250
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	50	59
Cook County IL GO	6.229%	11/15/34	50	58
Curators of the University of Missouri
System Facilities Revenue	5.792%	11/1/41	50	64
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	59
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	135
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	60
Dallas TX Independent School District GO6.450%		2/15/35	100	125
Denver CO City & County School
District No. 1 GO	5.664%	12/1/33	50	63

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Denver CO Public Schools Revenue
(City & County of Denver School
District No. 1) COP	7.017%	12/15/37	50	67
District of Columbia Income
Tax Revenue	5.591%	12/1/34	50	62
District of Columbia Income
Tax Revenue	5.582%	12/1/35	50	62
Energy Northwest Washington Electric
Revenue (Columbia Generating Station) 2.197%		7/1/19	100	102
George Washington University District
of Columbia GO	3.485%	9/15/22	200	212
Georgia GO	4.503%	11/1/25	150	174
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	200	237
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	177
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	75	84
Harvard University Massachusetts GO	4.875%	10/15/40	200	242
Howard Hughes Medical Institute
Maryland Revenue	3.450%	9/1/14	100	105
Illinois GO	4.071%	1/1/14	150	155
Illinois GO	4.511%	3/1/15	75	80
Illinois GO	5.365%	3/1/17	175	196
Illinois GO	5.877%	3/1/19	250	287
Illinois GO	4.950%	6/1/23	550	584
Illinois GO	5.100%	6/1/33	1,100	1,085
Illinois GO	6.725%	4/1/35	200	230
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	50	62
Indianapolis IN Local Public
Improvement Revenue	6.116%	1/15/40	250	329
Johns Hopkins University Maryland GO	5.250%	7/1/19	200	239
Las Vegas Valley Water District
Nevada GO	7.013%	6/1/39	50	66
Los Angeles CA Community College
District GO	6.600%	8/1/42	150	201
Los Angeles CA Department of
Water & Power Revenue	5.716%	7/1/39	75	94
Los Angeles CA Department of
Water & Power Revenue	6.008%	7/1/39	150	191
Los Angeles CA Department of
Water & Power Revenue	6.166%	7/1/40	25	29
Los Angeles CA Department of
Water & Power Revenue	6.574%	7/1/45	100	139
Los Angeles CA Unified School
District GO	5.755%	7/1/29	500	583
Los Angeles CA Unified School
District GO	5.750%	7/1/34	125	149
Los Angeles CA Unified School
District GO	6.758%	7/1/34	50	66
Los Angeles County CA Metropolitan
Transportation Authority Sales
Tax Revenue	5.735%	6/1/39	75	93
Los Angeles County CA Public Works
Financing Authority Lease Revenue	7.488%	8/1/33	100	128
Los Angeles County CA Public Works
Financing Authority Lease Revenue	7.618%	8/1/40	50	66
Maryland Transportation Authority
Facilities Projects Revenue	5.888%	7/1/43	50	67
Massachusetts GO	4.200%	12/1/21	125	142
Massachusetts GO	5.456%	12/1/39	150	187
Massachusetts School Building
Authority Dedicated Sales
Tax Revenue	5.715%	8/15/39	75	96
Massachusetts Transportation Fund
Revenue	5.731%	6/1/40	50	66
Massachusetts Water Pollution
Abatement Trust	5.192%	8/1/40	75	90

91

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Memorial Sloan-Kettering Cancer
	Center New York GO	3.774%	11/15/43	275	275
	Metropolitan Government of Nashville
	& Davidson County TN Convention
	Center Authority Tourism
	Tax Revenue	6.731%	7/1/43	50	60
	Metropolitan Government of Nashville
	& Davidson County TN GO	5.707%	7/1/34	50	62
	Metropolitan Washington DC/VA
	Airports Authority Dulles
	Toll Road Revenue	7.462%	10/1/46	50	60
	Metropolitan Water District of
	Southern California Water Revenue	6.947%	7/1/40	50	62
	Mississippi GO	5.245%	11/1/34	50	60
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	61
[11]	New Jersey Economic Development
	Authority Revenue
	(State Pension Funding)	7.425%	2/15/29	225	288
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.561%	12/15/40	500	663
[12]	New Jersey Turnpike Authority
	Revenue	4.252%	1/1/16	105	109
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	300	440
	New York City NY GO	6.246%	6/1/35	25	30
	New York City NY GO	5.968%	3/1/36	100	127
	New York City NY GO	5.985%	12/1/36	50	62
	New York City NY GO	5.517%	10/1/37	50	61
	New York City NY GO	6.271%	12/1/37	100	133
	New York City NY GO	5.846%	6/1/40	50	65
	New York City NY Municipal Water
	Finance Authority Water &
	Sewer System Revenue	5.750%	6/15/41	50	64
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	69
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	66
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	124
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	235
	New York City NY Transitional Finance
	Authority Building Aid Revenue	6.828%	7/15/40	150	199
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	50	63
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	122
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	92
	New York Metropolitan Transportation
	Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	250	361
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	58
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	100	129
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.500%	3/15/30	125	149
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.289%	3/15/33	100	117
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	122
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.389%	3/15/40	75	92

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.770%	3/15/39	150	181
	New York State Urban Development
	Corp. Revenue (Personal Income Tax)	5.838%	3/15/40	50	62
	New York University Hospitals
	Center GO	4.428%	7/1/42	75	73
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	100	133
	Ohio State University General Receipts
	Revenue	4.910%	6/1/40	100	116
	Ohio State University General Receipts
	Revenue	4.800%	6/1/11	100	111
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	86
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	50	70
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	50	65
	Oregon GO	5.762%	6/1/23	50	62
	Oregon GO	5.892%	6/1/27	75	96
[12]	Oregon School Boards Association GO	4.759%	6/30/28	75	85
[13]	Oregon School Boards Association GO	5.528%	6/30/28	50	60
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	100	106
	Pennsylvania GO	4.650%	2/15/26	50	58
	Pennsylvania GO	5.350%	5/1/30	200	231
	Pennsylvania Public School Building
	Authority Lease Revenue
	(School District of Philadelphia)	5.000%	9/15/27	50	58
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	59
	Pennsylvania Turnpike Commission
	Revenue	5.561%	12/1/49	50	59
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	75	93
	Port Authority of New York &
	New Jersey Revenue	5.647%	11/1/40	250	300
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	550	540
	Puerto Rico Government
	Development Bank GO	3.670%	5/1/14	100	99
	Puerto Rico Government
	Development Bank GO	4.704%	5/1/16	100	99
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	136
	Rutgers State University NJ Revenue	5.665%	5/1/40	50	63
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	50	59
	San Antonio TX Electric &
	Gas Systems Revenue	5.985%	2/1/39	125	161
	San Antonio TX Electric &
	Gas Systems Revenue	5.718%	2/1/41	50	64
	San Antonio TX Electric &
	Gas Systems Revenue	5.808%	2/1/41	125	161
	San Antonio TX Electric &
	Gas Systems Revenue	4.427%	2/1/42	150	160
	San Diego County CA Water
	Authority Revenue	6.138%	5/1/49	50	65
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.000%	11/1/40	50	62
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.950%	11/1/50	100	141
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	240
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	50	67
	Texas Transportation Commission
	Revenue	5.028%	4/1/26	50	61

92

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	211
	Texas Transportation Commission
	Revenue	4.631%	4/1/33	150	172
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	57
	Tufts University Massachusetts GO	5.017%	4/15/12	200	221
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	100	130
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	65
	University of California Revenue	0.887%	7/1/13	25	25
	University of California Revenue	6.270%	5/15/31	500	581
	University of California Revenue	5.946%	5/15/45	175	214
	University of Massachusetts Building
	Authority Revenue	5.450%	11/1/40	50	61
	University of Pennsylvania GO	4.674%	9/1/12	250	278
	University of Southern California
	Revenue	5.250%	10/1/11	100	128
	University of Texas System Revenue
	Financing System Revenue	5.262%	7/1/39	50	62
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	25	29
	University of Texas System Revenue
	Financing System Revenue	5.134%	8/15/42	100	123
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	87
	Utah GO	4.554%	7/1/24	50	59
	Utah GO	3.539%	7/1/25	50	53
	Washington GO	5.090%	8/1/33	250	299
	Washington GO	5.140%	8/1/40	150	182
[13]	Wisconsin GO	5.700%	5/1/26	75	91
Total Taxable Municipal Bonds (Cost $22,846)					27,397

		Market
		Value•
	Coupon	Shares ($000)
Temporary Cash Investment (8.5%)
Money Market Fund (8.5%)
[14] Vanguard Market Liquidity Fund
(Cost $227,240)	0.162%	227,240,335 227,240
Total Investments (108.0%) (Cost $2,719,399)		2,879,351
Other Assets and Liabilities (–8.0%)
Other Assets		44,792
Liabilities		(257,719)
		(212,927)
Net Assets (100%)
Applicable to 214,048,041 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,666,424
Net Asset Value Per Share		$12.46

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		2,652,111
Affiliated Vanguard Funds		227,240
Total Investments in Securities		2,879,351
Receivables for Investment Securities Sold		23,591
Other Assets		21,201
Total Assets		2,924,143
Liabilities
Payables for Investment Securities Purchased		247,419
Other Liabilities		10,300
Total Liabilities		257,719
Net Assets		2,666,424

At December 31, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		2,417,420
Undistributed Net Investment Income		60,927
Accumulated Net Realized Gains		28,125
Unrealized Appreciation (Depreciation)		159,952
Net Assets		2,666,424

• See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2012.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate value of these securities was $11,527,000, representing 0.4% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Republic of Austria.
11 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
12 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
13 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

93

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Interest[1]	69,854
Total Income	69,854
Expenses
The Vanguard Group—Note B
Investment Advisory Services	234
Management and Administrative	4,210
Marketing and Distribution	549
Custodian Fees	122
Auditing Fees	32
Shareholders’ Reports	49
Trustees’ Fees and Expenses	2
Total Expenses	5,198
Net Investment Income	64,656
Realized Net Gain (Loss) on
Investment Securities Sold	28,518
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	7,707
Net Increase (Decrease) in Net Assets
Resulting from Operations	100,881

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	64,656	68,415
Realized Net Gain (Loss)	28,518	23,501
Change in Unrealized Appreciation (Depreciation)	7,707	73,250
Net Increase (Decrease) in Net Assets Resulting from Operations	100,881	165,166
Distributions
Net Investment Income	(68,763)	(69,813)
Realized Capital Gain[2]	(22,786)	(18,962)
Total Distributions	(91,549)	(88,775)
Capital Share Transactions
Issued	389,065	452,161
Issued in Lieu of Cash Distributions	91,549	88,775
Redeemed	(312,017)	(274,868)
Net Increase (Decrease) from Capital Share Transactions	168,597	266,068
Total Increase (Decrease)	177,929	342,459
Net Assets
Beginning of Period	2,488,495	2,146,036
End of Period[3]	2,666,424	2,488,495

1 Interest income from an affiliated company of the portfolio was $240,000.
2 Includes fiscal 2012 and 2011 short-term gain distributions totaling $12,502,000 and $8,619,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $60,927,000 and $65,034,000.
See accompanying Notes, which are an integral part of the Financial Statements.

94

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.43	$12.06	$11.77	$11.62	$11.54
Investment Operations
Net Investment Income	.301	.357	.404[1]	.477[1]	.543[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.183	.528	.339	.183	.037
Total from Investment Operations	.484	.885	.743	.660	.580
Distributions
Dividends from Net Investment Income	(.341)	(.405)	(.432)	(.510)	(.500)
Distributions from Realized Capital Gains	(.113)	(.110)	(.021)	—	—
Total Distributions	(.454)	(.515)	(.453)	(.510)	(.500)
Net Asset Value, End of Period	$12.46	$12.43	$12.06	$11.77	$11.62

Total Return	4.02%	7.65%	6.50%	5.94%	5.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,666	$2,488	$2,146	$1,797	$1,501
Ratio of Total Expenses to Average Net Assets	0.20%	0.21%	0.21%	0.21%	0.16%
Ratio of Net Investment Income to
Average Net Assets	2.49%	3.06%	3.38%	4.14%	4.80%
Portfolio Turnover Rate	105%[2]	113%[2]	104%[2]	93%	57%

1 Calculated based on average shares outstanding.
2 Includes 66%, 53%, and 41% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

95

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Total Bond Market Index Portfolio

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $367,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,833,258	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	68,654	—
Corporate Bonds	—	596,631	—
Sovereign Bonds	—	126,171	—
Taxable Municipal Bonds	—	27,397	—
Temporary Cash Investments	227,240	—	—
Total	227,240	2,652,111	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $72,983,000 of ordinary income and $18,970,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $2,719,470,000. Net unrealized appreciation of investment securities for tax purposes was $159,881,000 consisting of unrealized gains of $162,425,000 on securities that had risen in value since their purchase and $2,544,000 in unrealized losses on securities that had fallen in value since their purchase.

97

Vanguard Total Bond Market Index Portfolio

E. During the year ended December 31, 2012, the portfolio purchased $191,383,000 of investment securities and sold $108,976,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,672,965,000 and $2,601,087,000, respectively.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	31,466	37,408
Issued in Lieu of Cash Distributions	7,610	7,666
Redeemed	(25,211)	(22,871)
Net Increase (Decrease) in Shares Outstanding	13,865	22,203

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 55% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

98

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Bond Market Index Portfolio: In our opinion, the accompanying statement of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $10,284,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

99

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,016.31	$1.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

100

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive LLP (automotive components); Senior Advisor at New Mountain Capital; Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Member of the National Commission on the Humanities and Social Sciences; Trustee of Carnegie Corporation of New York and of the National Constitution Center; Chair of the U.S. Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive

Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Senior Vice President and Chief Financial Officer at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Director of TIFF Advisory Services, Inc. (investment advisor); Member of the Investment Advisory Committees of the Financial Industry Regulatory Authority (FINRA) and of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Board of the Federal Reserve Bank of Cleveland and of University Hospitals of Cleveland; Advisory Chairman of the Board of The Cleveland Museum of Art.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of SPX Corporation (multi-industry manufacturing); Overseer of the Amos Tuck School of Business Administration at Dartmouth College; Advisor to the Norris Cotton Cancer Center.

Executive Officers Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior ManagementTeam
Mortimer J. Buckley	Michael S. Miller
Kathleen C. Gubanich	James M. Norris
Paul A. Heller	Glenn W. Reed
Martha G. King	George U. Sauter
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

CFA® is a trademark owned by CFA Institute.

S&P ® and S&P 500 ® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Vanguard. The S&P Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. The Vanguard funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such products.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q640 022013

Annual Report | December 31, 2012
Vanguard Variable Insurance Fund

Conservative Allocation Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Moderate Allocation Portfolio
REIT Index Portfolio
Total Stock Market Index Portfolio
   (with underlying Equity Index Portfolio)

> The broad U.S. stock market returned about 16% for the 12 months ended December 31, 2012.

> International stocks fared even better than their U.S. counterparts, with European stocks among the best performers.

> U.S. bonds produced solid returns for the period, despite their low yields.

Contents
Market Perspective	1
Conservative Allocation Portfolio	2
Equity Index Portfolio	11
Mid-Cap Index Portfolio	24
Moderate Allocation Portfolio	37
REIT Index Portfolio	46
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	56

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMS Surprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Market Perspective

Dear Planholder,

We sometimes describe Vanguard as a company “with the intellectual rigor of Wall Street but with Midwestern values.” That’s also an apt description for Gus Sauter. Gus retired as our chief investment officer at the end of December, having set the highest of standards for both intellectual achievement and devotion to doing the right thing for clients.

During his 25 years at Vanguard, Gus played a pivotal role in transforming indexing from a novelty to an investing mainstay. He also developed our active quantitative equity strategies, oversaw the growth of our expertise in fixed income, and ultimately helped Vanguard to become a global investment manager responsible for $2 trillion in client assets. As for the Midwestern values, Gus—a native of Ohio, incidentally—served our clients with a dedication to thrift, candor, and common sense that has helped make Vanguard what it is.

An important aspect of Gus’s legacy is the team of world-class investment professionals that he cultivated at Vanguard. That team is now led by Tim Buckley, who oversaw our services for individual investors before becoming chief investment officer. I am confident that Tim will not only carry on Gus’s legacy, but also—as Gus himself put it—take Vanguard investment management to the next level.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 9, 2013

With help from central banks, stocks posted strong results
Stocks around the world recorded double-digit gains for the 12 months ended December 31, 2012, with international stocks faring even better than their U.S. counterparts.

European stocks shook off investors’ concerns to deliver some of the best results, rising about 19% compared with about 16% for U.S. stocks. The rally came as European central bankers moved to address worries about the finances of governments and banks. Still, Vanguard economists expect Europe to remain a trouble spot, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

In the United States, attention to the nation’s considerable budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to nervousness in the markets before policymakers reached a limited tax-rate agreement on the cusp of the new year. The compromise legislation, which President Barack Obama signed into law on January 2, addressed some immediate concerns, but a credible long-term deficit-reduction strategy had yet to be crafted to resolve the nation’s fiscal imbalance and open the way for growth.

Bond returns were solid, but challenges lie ahead
The broad U.S. taxable bond market returned about 4% for the 12 months. As bond prices rose, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it remained exceptionally low by historical standards.

Although bonds can provide critical diversification benefits to a portfolio, their prospects look much less promising than they had in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2012
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.42%	11.12%	1.92%
Russell 2000 Index (Small-caps)	16.35	12.25	3.56
Russell 3000 Index (Broad U.S. market)	16.42	11.20	2.04
MSCI All Country World Index ex USA (International)	16.83	3.87	–2.89

Bonds
Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.21%	6.19%	5.95%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.78	6.57	5.91
Citigroup Three-Month Treasury Bill Index	0.07	0.08	0.44

CPI
Consumer Price Index	1.74%	2.06%	1.80%

1

Vanguard® Conservative Allocation Portfolio

Both stocks and bonds recorded solid gains over the year although a swirl of uncertainty was often evident in the financial markets. For the fiscal year ended December 31, 2012, the Conservative Allocation Portfolio returned 9.25%, a result that was in line with the return of its target index and slightly ahead of the average return of peer funds.

In early October, we announced that we will transition to new benchmark indexes for 22 of our index funds, including Vanguard Total International Stock Index Fund, one of the underlying funds of your portfolio. The new international benchmark will be the FTSE Global All Cap ex US Index. This transition, which we plan to complete by the middle of the year, is expected to produce significant long-term savings for Vanguard clients. Since then, we have announced plans to reallocate 20% of the portfolio’s bond holdings to international bonds through an investment in Vanguard Total International Bond Index Fund. The portfolio’s overall fixed income allocation and strategic asset allocation are not changing. The transition is expected to be completed by June 30, 2013.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns since inception.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A mix of asset classes helped portfolio’s return
The Conservative Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. While the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% bonds and 40% stocks through the following holdings: VVIF Total Bond Market Index Portfolio (60%), VVIF Equity Index Portfolio (23%), Vanguard Total International Stock Index Fund (12%), and Vanguard Extended Market Index Fund (5%).

The VVIF Total Bond Market Index Portfolio, which has significant holdings in U.S. government bonds and in corporate bonds, returned 4.02%. Much of the gains came from price appreciation as interest rates edged lower. With investors searching for yield, corporate bonds, especially those of lower quality, outperformed U.S. Treasury bonds.

Although both U.S. and international stocks endured pockets of volatility during the year, stimulus programs by the Federal Reserve, along with the European Central Bank president’s vow to preserve the euro, boosted global economies and helped stock markets advance. The VVIF Equity Index Portfolio returned almost 16%; Vanguard Total International Stock Index Fund, about 18%; and Vanguard Extended Market Index Fund, about 18%.

Financial, consumer discretionary, and health care stocks were among those that most helped the portfolio’s performance. Laggards included the energy and utilities sectors. Economic sluggishness has restrained power and energy demand, while the sudden abundance of natural gas has put pressure on oil and gas prices. Electricity use has been growing at a slower pace than in the past, and this restrained utilities.

Diversification can soften the markets’ sharp ride
While the broad stock and bond markets produced commendable performances over the year, both confronted difficult stretches at times. And no one can precisely forecast the market’s future direction, which is one of the reasons why we counsel investors to create a balanced portfolio of stock, bond, and money market funds that fits their specific goals, time horizon, and risk tolerance. The Conservative Allocation Portfolio, with its low expenses and its wide exposure to the U.S. bond market and the U.S. and international stock markets, can be a suitable part of such an investment program.

Total Returns
		Average Annual Return
		October 19, 2011[1]
	Year Ended	through
	December 31, 2012	December 31, 2012
Vanguard Conservative Allocation Portfolio	9.25%	9.62%
Conservative Allocation Composite Index[2]	9.40	9.68
Variable Insurance Mixed-Asset Target Conservative Funds Average[3]	8.64	8.98

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Conservative
	and Expenses[4]	Funds Average[5]
Conservative Allocation Portfolio	0.25%	0.42%

1 Portfolio inception.
2 Weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index. Returns for the MSCI Index are adjusted for withholding taxes.
3 Derived from data provided by Lipper Inc.
4 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2012,  the acquired fund fees and expenses were 0.20%.
5 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

2

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of December 31, 2012

Total Portfolio Characteristics
Yield[1]	2.5%
Acquired Fund Fees and Expenses[2]	0.25%

Allocation to Underlying Funds
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	59.8%
Vanguard Variable Insurance Fund
Equity Index Portfolio	23.0
Vanguard Total International Stock
Index Fund Investor Shares	12.0
Vanguard Extended Market
Index Fund Investor Shares	5.2

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2012, the acquired fund fees and expenses were 0.20%.

3

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2012
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012		of a $10,000
	One Year	Since Inception[1]	Investment
Conservative Allocation Portfolio	9.25%	9.62%	$11,166
Conservative Allocation Composite Index[2]	9.40	9.68	11,173
Variable Insurance Mixed-Asset Target
Conservative Funds Average[3]	8.64	8.98	11,087
Dow Jones U.S. Total Stock Market
Float-Adjusted Index	16.38	17.83	12,176

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2012

1 October 19, 2011.
2 Weighted 60% Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index. Returns for the MSCI Index are adjusted for withholding taxes.
3 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Conservative Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.2%)
U.S. Stock Funds (28.2%)
Vanguard Variable
Insurance Fund–
Equity Index Portfolio	564,023	14,061
Vanguard Extended
Market Index Fund
Investor Shares	69,759	3,200
		17,261
International Stock Fund (12.0%)
Vanguard Total International
Stock Index Fund
Investor Shares	488,730	7,321

Bond Fund (60.0%)
Vanguard Variable
Insurance Fund–
Total Bond Market
Index Portfolio	2,942,915	36,669
Total Investment Companies
(Cost $59,835)		61,251
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
1 Vanguard Market Liquidity
Fund, 0.162% (Cost $258) 257,846		258
Total Investments (100.6%)
(Cost $60,093)		61,509

Market
Value•
($000)
Other Assets and Liabilities (–0.6%)
Other Assets	89
Liabilities	(473)
(384)
Net Assets (100%)
Applicable to 2,745,284 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	61,125
Net Asset Value Per Share	$22.27

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	58,450
Undistributed Net Investment Income	678
Accumulated Net Realized Gains	581
Unrealized Appreciation (Depreciation)	1,416
Net Assets	61,125

5

Vanguard Conservative Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Income Distributions Received	683
Net Investment Income—Note B	683
Realized Net Gain (Loss)
Capital Gain Distributions Received	317
Investment Securities Sold	265
Realized Net Gain (Loss)	582
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,398
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,663

Statement of Changes in Net Assets
		October 19,
	Year Ended	2011[1] to
	December 31,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	683	37
Realized Net Gain (Loss)	582	17
Change in Unrealized Appreciation (Depreciation)	1,398	18
Net Increase (Decrease) in Net Assets Resulting from Operations	2,663	72
Distributions
Net Investment Income	(42)	—
Realized Capital Gain[2]	(18)	—
Total Distributions	(60)	—
Capital Share Transactions
Issued	53,353	11,353
Issued in Lieu of Cash Distributions	60	—
Redeemed	(5,399)	(917)
Net Increase (Decrease) from Capital Share Transactions	48,014	10,436
Total Increase (Decrease)	50,617	10,508
Net Assets
Beginning of Period	10,508	—
End of Period[3]	61,125	10,508

1 Inception.
2 Includes fiscal 2012 short-term gain distributions totaling $18,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $678,000 and $37,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Conservative Allocation Portfolio

Financial Highlights

	Year	Oct. 19,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$20.44	$20.00
Investment Operations
Net Investment Income	.424[2]	.172[2]
Capital Gain Distributions Received	.197[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.268	.268
Total from Investment Operations	1.889	.440
Distributions
Dividends from Net Investment Income	(.041)	—
Distributions from Realized Capital Gains	(.018)	—
Total Distributions	(.059)	—
Net Asset Value, End of Period	$22.27	$20.44

Total Return	9.25%	2.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$61	$11
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	1.97%	0.75%[3]
Portfolio Turnover Rate	17%	20%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and U.S. bonds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7

Vanguard Conservative Allocation Portfolio

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2012, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2012, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $998,000 of ordinary income and $261,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $60,093,000. Net unrealized appreciation of investment securities for tax purposes was $1,416,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the year ended December 31, 2012, the portfolio purchased $55,001,000 of investment securities and sold $5,921,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended	October 19, 2011[1] to
	December 31, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	2,499	560
Issued in Lieu of Cash Distributions	3	—
Redeemed	(271)	(46)
Net Increase (Decrease) in Shares Outstanding	2,231	514
1 Inception.

G. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

In February 2013, Vanguard announced plans to reallocate 20% of the fund’s fixed income exposure to foreign bonds, through an investment in Vanguard Total International Bond Index Fund. The fund’s overall fixed income allocation and its strategic asset allocation are not changing. The transition is expected to be completed by June 30, 2013.

8

Vanguard Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Conservative Allocation Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 12.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

9

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,045.54	$1.03
Based on Hypothetical 5% Yearly Return	1000.00	1024.20	1.02

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

10

Vanguard® Equity Index Portfolio

While the broad U.S. stock market posted strong results, a swirl of uncertainty was often evident as investors confronted various issues in the United States and abroad. For the fiscal year ended December 31, 2012, Vanguard Equity Index Portfolio returned 15.86%, a result that was in line with the return of its target index and about 1 percentage point ahead of the average return of competitor funds.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strong start makes a difference in stocks’ fruitful year
The broad U.S. stock market bolted to a return of more than 12% for the first quarter of 2012. While that pace wasn’t sustained in subsequent quarters, the markets did add to their early gains as the year progressed in up-and-down fashion.

Financial stocks, one of the portfolio’s largest sectors, returned nearly 30% and were responsible for about one-quarter of the portfolio’s performance. Diversified financial services giants and the biggest commercial banks benefited from higher capital levels, improved lending conditions, global opportunities, and the recovery of the U.S. housing market.

The portfolio’s largest sector, information technology, also lifted returns significantly as the growing popularity of smartphones and tablet computers rippled from computer hardware manufacturers to software and internet companies. Consumer discretionary, health care, and industrial stocks––all strong performers––benefited from economic growth and business expansion.

Laggards included the energy and utilities sectors. Economic sluggishness has restrained power and energy demand, while the sudden abundance of natural gas has put pressure on oil and gas prices. Electricity use, which grew at a slower pace than in the past, restrained utilities.

Sophisticated techniques were key to successful index tracking
Vanguard Equity Index Portfolio generated an average annual return of 7.01% over the past decade. The portfolio met its objective of closely tracking its benchmark index and bested the average annual return of its peers.

This performance is a tribute to the portfolio’s advisor, Vanguard Equity Investment Group. The advisor’s sophisticated portfolio construction and management techniques and decades of index-tracking experience were complemented by the portfolio’s low expenses, which allow you to keep more of the return on your investment.

‘Stay the course’ remains a wise investment option
While the broad stock market began 2012 with a euphoric rise, it behaved much more erratically as the months unfolded. Some of the market’s most volatile days came in the final week of the year. A scary view from the fiscal cliff sparked a sell-off before a tentative deal on the year’s final day caused investors to rush back into the market.

Rather than abruptly switching course, we at Vanguard suggest a more productive approach might be to “stay the course.” It’s a well-worn phrase, but one that still has a time-tested place among investing principles. So does diversification, which is why we counsel investors to create a balanced portfolio of stock, bond, and money market funds that fits their specific goals, time horizon, and risk tolerance. The Equity Index Portfolio, with its wide exposure to large U.S. companies and its low expenses, can be a suitable part of such an investment program.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Equity Index Portfolio	15.86%	7.01%
S&P 500 Index	16.00	7.10
Variable Insurance Large-Cap Core Funds Average[1]	14.77	5.93

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.17%	0.87%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.17%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

11

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2012

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	502	500	3,604
Median Market Cap	$56.4B	$56.4B	$35.1B
Price/Earnings Ratio	15.9x	15.9x	16.8x
Price/Book Ratio	2.1x	2.1x	2.1x
Yield[3]	2.1%	2.3%	2.1%
Return on Equity	18.7%	18.7%	17.1%
Earnings Growth Rate	9.7%	9.7%	9.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Expense Ratio[4]	0.17%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	1.00
Beta	1.00	0.96

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	11.5%	11.5%	12.3%
Consumer Staples	10.6	10.6	9.3
Energy	11.0	11.0	10.2
Financials	15.6	15.6	16.9
Health Care	12.0	12.0	11.7
Industrials	10.1	10.1	11.1
Information Technology	19.1	19.1	18.3
Materials	3.6	3.6	4.0
Telecommunication
Services	3.1	3.1	2.7
Utilities	3.4	3.4	3.5

Ten Largest Holdings[5] (% of total net assets)
Apple Inc.	Computer Hardware	3.9%
Exxon Mobil Corp.	Integrated Oil & Gas	3.1
General Electric Co.	Industrial
	Conglomerates	1.7
Chevron Corp.	Integrated Oil & Gas	1.7
International Business	IT Consulting &
Machines Corp.	Other Services	1.6
Microsoft Corp.	Systems Software	1.6
Johnson & Johnson	Pharmaceuticals	1.5
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
Google Inc. Class A	Internet Software
	& Services	1.5
Procter & Gamble Co.	Household Products	1.5
Top Ten		19.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the expense ratio was 0.17%.
5 The holdings listed exclude any temporary cash investments and equity index products.

12

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	15.86%	1.59%	7.01%	$19,684
S&P 500 Index	16.00	1.66	7.10	19,858
Variable Insurance Large-Cap Core
Funds Average[1]	14.77	0.47	5.93	17,783
Dow Jones U.S. Total Stock
Market Float-Adjusted Index	16.38	2.21	7.95	21,484

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

13

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (11.4%)
	Comcast Corp. Class A	476,521	17,812
	Home Depot Inc.	283,105	17,510
*	Amazon.com Inc.	68,603	17,229
	McDonald’s Corp.	190,124	16,771
	Walt Disney Co.	335,583	16,709
	News Corp. Class A	381,692	9,748
	Ford Motor Co.	721,698	9,346
	Time Warner Inc.	179,264	8,574
	Lowe’s Cos. Inc.	212,936	7,564
	Starbucks Corp.	140,822	7,551
	Target Corp.	123,225	7,291
	NIKE Inc. Class B	138,160	7,129
	TJX Cos. Inc.	138,046	5,860
*	priceline.com Inc.	9,431	5,859
*	DIRECTV	114,423	5,740
	Yum! Brands Inc.	85,559	5,681
	Time Warner Cable Inc.	57,107	5,550
	Viacom Inc. Class B	87,447	4,612
	CBS Corp. Class B	111,938	4,259
	Johnson Controls Inc.	129,253	3,968
	Carnival Corp.	84,425	3,104
	Coach Inc.	53,775	2,985
	Macy’s Inc.	74,823	2,920
	McGraw-Hill Cos. Inc.	52,645	2,878
*	Discovery Communications
	Inc. Class A	45,232	2,871
	VF Corp.	16,725	2,525
	Omnicom Group Inc.	50,029	2,499
*	AutoZone Inc.	6,993	2,479
*	Bed Bath & Beyond Inc.	43,408	2,427
	Mattel Inc.	64,858	2,375
	Ross Stores Inc.	42,190	2,285
*	Dollar General Corp.	49,709	2,192
	Limited Brands Inc.	45,227	2,128
	Starwood Hotels &
	Resorts Worldwide Inc.	37,047	2,125
	Harley-Davidson Inc.	42,736	2,087
*	O’Reilly Automotive Inc.	21,734	1,943
	Genuine Parts Co.	29,432	1,871
*	Chipotle Mexican Grill Inc.
	Class A	5,969	1,776
*	Dollar Tree Inc.	43,028	1,745
	Gap Inc.	56,209	1,745
	Ralph Lauren Corp. Class A	11,632	1,744
	Marriott International Inc.
	Class A	46,604	1,737
	Kohl’s Corp.	40,071	1,722
	Wynn Resorts Ltd.	15,022	1,690
*	CarMax Inc.	43,287	1,625
*	BorgWarner Inc.	22,132	1,585
*	Delphi Automotive plc	41,431	1,585
	Nordstrom Inc.	28,846	1,543
	Whirlpool Corp.	14,725	1,498
	Staples Inc.	127,751	1,456

			Market
			Value•
		Shares	($000)
	Wyndham Worldwide Corp.	26,676	1,419
	PetSmart Inc.	20,287	1,386
	Tiffany & Co.	22,607	1,296
	Newell Rubbermaid Inc.	54,435	1,212
	Lennar Corp. Class A	31,045	1,201
*	PulteGroup Inc.	64,225	1,166
	Family Dollar Stores Inc.	18,186	1,153
	Darden Restaurants Inc.	24,349	1,097
	Expedia Inc.	17,517	1,076
	DR Horton Inc.	52,827	1,045
*	Netflix Inc.	10,593	983
*	Fossil Inc.	10,266	956
	Comcast Corp.	26,563	955
	H&R Block Inc.	51,418	955
	Scripps Networks
	Interactive Inc. Class A	16,485	955
	Interpublic Group of Cos. Inc.	81,867	902
*	TripAdvisor Inc.	20,817	874
	Garmin Ltd.	20,715	846
*	Urban Outfitters Inc.	20,809	819
	Hasbro Inc.	21,990	789
	Gannett Co. Inc.	43,532	784
	Leggett & Platt Inc.	26,744	728
	Abercrombie & Fitch Co.	14,939	717
	International Game
	Technology	49,943	708
*	Goodyear Tire & Rubber Co.	45,884	634
	Cablevision Systems Corp.
	Class A	40,923	611
	Best Buy Co. Inc.	50,512	599
	GameStop Corp. Class A	23,123	580
	Harman International
	Industries Inc.	12,852	574
	JC Penney Co. Inc.	26,667	526
*	Apollo Group Inc. Class A	18,799	393
*	Big Lots Inc.	11,054	315
	Washington Post Co.
	Class B	842	308
*	AutoNation Inc.	7,381	293
			276,763
Consumer Staples (10.6%)
	Procter & Gamble Co.	517,706	35,147
	Coca-Cola Co.	730,304	26,474
	Philip Morris
	International Inc.	316,348	26,459
	Wal-Mart Stores Inc.	316,677	21,607
	PepsiCo Inc.	292,937	20,046
	Altria Group Inc.	383,437	12,048
	CVS Caremark Corp.	236,096	11,415
	Colgate-Palmolive Co.	84,087	8,790
	Mondelez International Inc.
	Class A	336,403	8,568
	Costco Wholesale Corp.	81,886	8,088
	Kimberly-Clark Corp.	74,019	6,249
	Walgreen Co.	162,663	6,020
	Kraft Foods Group Inc.	112,034	5,094

			Market
			Value•
		Shares	($000)
	General Mills Inc.	122,028	4,931
	Sysco Corp.	111,136	3,519
	HJ Heinz Co.	60,632	3,497
	Archer-Daniels-Midland Co.	124,440	3,408
	Whole Foods Market Inc.	32,677	2,984
	Lorillard Inc.	24,521	2,861
	Estee Lauder Cos. Inc.
	Class A	45,482	2,723
	Kellogg Co.	46,818	2,615
	Reynolds American Inc.	61,424	2,545
	Mead Johnson Nutrition Co.	38,381	2,529
	Kroger Co.	97,147	2,528
	ConAgra Foods Inc.	77,099	2,274
	Hershey Co.	28,397	2,051
	Beam Inc.	30,065	1,837
	Brown-Forman Corp.
	Class B	28,689	1,815
	Clorox Co.	24,687	1,808
	JM Smucker Co.	20,502	1,768
	Dr Pepper Snapple
	Group Inc.	39,442	1,743
	Coca-Cola Enterprises Inc.	51,165	1,623
	McCormick & Co. Inc.	25,065	1,592
*	Monster Beverage Corp.	28,122	1,487
	Molson Coors Brewing Co.
	Class B	29,360	1,256
	Campbell Soup Co.	33,930	1,184
	Avon Products Inc.	81,371	1,169
	Tyson Foods Inc. Class A	54,232	1,052
*	Constellation Brands Inc.
	Class A	28,605	1,012
	Safeway Inc.	45,292	819
	Hormel Foods Corp.	25,460	795
*	Dean Foods Co.	34,705	573
			256,003
Energy (11.0%)
	Exxon Mobil Corp.	863,157	74,706
	Chevron Corp.	370,609	40,078
	Schlumberger Ltd.	251,340	17,415
	ConocoPhillips	229,822	13,327
	Occidental Petroleum Corp.	153,460	11,757
	Anadarko Petroleum Corp.	94,523	7,024
	Phillips 66	118,461	6,290
	EOG Resources Inc.	51,341	6,202
	Halliburton Co.	175,712	6,095
	Apache Corp.	73,996	5,809
	National Oilwell Varco Inc.	80,843	5,526
	Kinder Morgan Inc.	119,555	4,224
	Williams Cos. Inc.	127,366	4,170
	Marathon Oil Corp.	133,818	4,103
	Marathon Petroleum Corp.	64,166	4,042
	Devon Energy Corp.	71,223	3,706
	Valero Energy Corp.	104,863	3,578
	Spectra Energy Corp.	126,068	3,452
	Noble Energy Inc.	33,643	3,423
	Baker Hughes Inc.	83,099	3,394
	Hess Corp.	56,286	2,981
*	Cameron International Corp.	46,657	2,634
	Ensco plc Class A	43,943	2,605
	Pioneer Natural
	Resources Co.	23,414	2,496
*	Southwestern Energy Co.	66,096	2,208
	Murphy Oil Corp.	34,951	2,081
	Cabot Oil & Gas Corp.	39,726	1,976
	Range Resources Corp.	30,881	1,940
*	FMC Technologies Inc.	45,010	1,928
	EQT Corp.	28,371	1,673

14

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Noble Corp.	47,810	1,665
	Chesapeake Energy Corp.	98,243	1,633
	CONSOL Energy Inc.	43,106	1,384
	Peabody Energy Corp.	50,785	1,351
*	Denbury Resources Inc.	73,638	1,193
	Tesoro Corp.	26,563	1,170
	Helmerich & Payne Inc.	20,028	1,122
	QEP Resources Inc.	33,700	1,020
	Diamond Offshore
	Drilling Inc.	13,176	895
*	Nabors Industries Ltd.	55,031	795
*	Rowan Cos. plc Class A	23,558	737
*	Newfield Exploration Co.	25,638	687
*	WPX Energy Inc.	37,722	561
			265,056
Financials (15.6%)
	Wells Fargo & Co.	926,904	31,682
	JPMorgan Chase & Co.	719,742	31,647
*	Berkshire Hathaway Inc.
	Class B	313,918	28,158
	Bank of America Corp.	2,040,461	23,669
	Citigroup Inc.	555,216	21,964
	US Bancorp	356,037	11,372
	Goldman Sachs Group Inc.	83,670	10,673
	American Express Co.	184,318	10,595
*	American International
	Group Inc.	279,508	9,867
	Simon Property Group Inc.	58,625	9,268
	MetLife Inc.	206,603	6,805
	Capital One Financial Corp.	110,156	6,381
	PNC Financial Services
	Group Inc.	100,010	5,832
	American Tower
	Corporation	74,911	5,788
	Bank of New York
	Mellon Corp.	221,203	5,685
	Travelers Cos. Inc.	72,272	5,191
	ACE Ltd.	64,400	5,139
	Morgan Stanley	261,657	5,003
	BlackRock Inc.	23,753	4,910
	Aflac Inc.	88,778	4,716
	Prudential Financial Inc.	87,779	4,681
	State Street Corp.	88,014	4,138
	Public Storage	27,299	3,957
	HCP Inc.	85,445	3,860
	BB&T Corp.	132,230	3,849
	Chubb Corp.	49,580	3,734
	Discover Financial Services	95,557	3,684
	Allstate Corp.	91,305	3,668
	Ventas Inc.	55,911	3,619
	Marsh & McLennan
	Cos. Inc.	102,892	3,547
	Equity Residential	60,804	3,446
	Aon plc	60,400	3,358
	Franklin Resources Inc.	26,215	3,295
	Prologis Inc.	87,142	3,180
	T. Rowe Price Group Inc.	48,253	3,143
	Boston Properties Inc.	28,587	3,025
	Health Care REIT Inc.	49,231	3,017
	Charles Schwab Corp.	207,209	2,976
	CME Group Inc.	58,035	2,943
	AvalonBay Communities Inc.	21,627	2,932
	SunTrust Banks Inc.	101,852	2,887
	Weyerhaeuser Co.	102,576	2,854
*	Berkshire Hathaway Inc.
	Class A	21	2,815
	Fifth Third Bancorp	169,949	2,582
	Vornado Realty Trust	32,101	2,571
	Ameriprise Financial Inc.	39,027	2,444

			Market
			Value•
		Shares	($000)
	Loews Corp.	58,841	2,398
	M&T Bank Corp.	23,008	2,266
	Progressive Corp.	105,579	2,228
	Invesco Ltd.	83,882	2,188
	Host Hotels & Resorts Inc.	137,018	2,147
	Northern Trust Corp.	41,261	2,070
	Regions Financial Corp.	267,508	1,905
	Hartford Financial
	Services Group Inc.	82,485	1,851
	Moody’s Corp.	36,654	1,844
*	IntercontinentalExchange Inc. 13,789		1,707
	SLM Corp.	87,135	1,493
	Kimco Realty Corp.	77,250	1,492
	Principal Financial Group Inc.	52,285	1,491
	KeyCorp	176,637	1,487
	NYSE Euronext	46,101	1,454
	XL Group plc Class A	56,843	1,424
	Lincoln National Corp.	52,250	1,353
	Plum Creek Timber Co. Inc.	30,469	1,352
*	CBRE Group Inc. Class A	57,144	1,137
	Comerica Inc.	36,128	1,096
	Cincinnati Financial Corp.	27,729	1,086
	Unum Group	52,023	1,083
	Huntington Bancshares Inc.	161,945	1,035
	Torchmark Corp.	17,856	923
	Leucadia National Corp.	37,581	894
	People’s United Financial Inc. 65,926		797
	Apartment Investment &
	Management Co. Class A	27,633	748
	Zions Bancorporation	34,895	747
	Hudson City Bancorp Inc.	89,204	725
*	Genworth Financial Inc.
	Class A	93,189	700
	Legg Mason Inc.	22,124	569
	NASDAQ OMX Group Inc.	22,317	558
	Assurant Inc.	15,101	524
	First Horizon National Corp.	46,392	460
*	E*TRADE Financial Corp.	48,751	436
			376,218
Health Care (12.0%)
	Johnson & Johnson	524,671	36,779
	Pfizer Inc.	1,393,924	34,960
	Merck & Co. Inc.	575,550	23,563
	Abbott Laboratories	299,278	19,603
	Amgen Inc.	145,367	12,548
*	Gilead Sciences Inc.	143,493	10,540
	UnitedHealth Group Inc.	193,428	10,491
	Bristol-Myers Squibb Co.	312,444	10,183
	Eli Lilly & Co.	193,344	9,536
*	Express Scripts Holding Co.	154,531	8,345
	Medtronic Inc.	191,527	7,856
	Baxter International Inc.	104,007	6,933
*	Biogen Idec Inc.	44,756	6,564
*	Celgene Corp.	80,154	6,310
	Allergan Inc.	58,239	5,342
	Covidien plc	89,700	5,179
	Thermo Fisher Scientific Inc.	68,239	4,352
	McKesson Corp.	44,644	4,329
*	Intuitive Surgical Inc.	7,524	3,689
	WellPoint Inc.	57,472	3,501
*	Alexion Pharmaceuticals Inc.	36,750	3,447
	Stryker Corp.	54,702	2,999
	Aetna Inc.	63,236	2,928
	Becton Dickinson and Co.	37,353	2,921
	Cigna Corp.	54,209	2,898
	Agilent Technologies Inc.	66,045	2,704
	Cardinal Health Inc.	64,269	2,647
	Zimmer Holdings Inc.	32,922	2,195
*	Cerner Corp.	27,588	2,142

			Market
			Value•
		Shares	($000)
*	Mylan Inc.	77,079	2,118
	St. Jude Medical Inc.	58,379	2,110
*	Watson Pharmaceuticals Inc.	24,161	2,078
	Humana Inc.	30,028	2,061
*	Edwards Lifesciences Corp.	21,875	1,972
	AmerisourceBergen Corp.
	Class A	44,620	1,927
*	DaVita HealthCare
	Partners Inc.	15,902	1,758
	Quest Diagnostics Inc.	30,080	1,753
	Perrigo Co.	16,754	1,743
*	Life Technologies Corp.	32,454	1,593
*	Forest Laboratories Inc.	44,268	1,563
*	Laboratory Corp. of
	America Holdings	17,839	1,545
*	Boston Scientific Corp.	259,062	1,484
*	Varian Medical Systems Inc.	20,772	1,459
*	Waters Corp.	16,407	1,429
	CR Bard Inc.	14,464	1,414
*	CareFusion Corp.	41,975	1,200
	Coventry Health Care Inc.	25,471	1,142
	DENTSPLY International Inc.	26,904	1,066
*	Hospira Inc.	31,317	978
	PerkinElmer Inc.	21,756	690
	Tenet Healthcare Corp.	20,208	656
	Patterson Cos. Inc.	15,800	541
	AbbVie Inc.	300	10
			289,774
Industrials (10.1%)
	General Electric Co.	1,985,317	41,672
	United Technologies Corp.	159,659	13,094
	Union Pacific Corp.	89,097	11,201
	3M Co.	120,538	11,192
	Caterpillar Inc.	123,854	11,095
	United Parcel Service Inc.
	Class B	135,516	9,992
	Boeing Co.	128,477	9,682
	Honeywell International Inc.	148,351	9,416
	Emerson Electric Co.	137,131	7,262
	Deere & Co.	74,105	6,404
	Danaher Corp.	110,220	6,161
	Precision Castparts Corp.	27,545	5,218
	FedEx Corp.	55,262	5,069
	Illinois Tool Works Inc.	80,806	4,914
	Eaton Corp. plc	87,298	4,732
	Lockheed Martin Corp.	50,846	4,693
	General Dynamics Corp.	62,832	4,352
	CSX Corp.	195,297	3,853
	Norfolk Southern Corp.	59,761	3,696
	Cummins Inc.	33,484	3,628
	Raytheon Co.	62,531	3,599
	Northrop Grumman Corp.	46,447	3,139
	PACCAR Inc.	66,844	3,022
	Waste Management Inc.	82,449	2,782
	Tyco International Ltd.	87,956	2,573
	Ingersoll-Rand plc	53,000	2,542
	Parker Hannifin Corp.	28,226	2,401
	Fastenal Co.	51,082	2,385
	Stanley Black & Decker Inc.	31,927	2,362
	WW Grainger Inc.	11,303	2,287
	Dover Corp.	33,968	2,232
	Rockwell Automation Inc.	26,456	2,222
	Roper Industries Inc.	18,657	2,080
	ADT Corp.	43,878	2,040
	Pentair Ltd.	39,774	1,955
	CH Robinson Worldwide Inc.	30,482	1,927
	Fluor Corp.	31,476	1,849
	Republic Services Inc.
	Class A	56,602	1,660

15

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Expeditors International of
	Washington Inc.	39,658	1,568
	Rockwell Collins Inc.	26,561	1,545
*	Stericycle Inc.	16,212	1,512
	Southwest Airlines Co.	139,089	1,424
	Flowserve Corp.	9,448	1,387
	L-3 Communications
	Holdings Inc.	17,881	1,370
	Textron Inc.	53,290	1,321
	Joy Global Inc.	20,045	1,278
	Pall Corp.	21,112	1,272
	Equifax Inc.	22,620	1,224
	Masco Corp.	67,255	1,120
*	Quanta Services Inc.	40,194	1,097
*	Jacobs Engineering
	Group Inc.	24,672	1,050
	Iron Mountain Inc.	31,604	981
	Xylem Inc.	35,148	953
	Snap-on Inc.	11,036	872
	Robert Half International Inc.	26,439	841
	Cintas Corp.	20,150	824
	Avery Dennison Corp.	19,028	664
	Dun & Bradstreet Corp.	8,367	658
	Ryder System Inc.	9,583	478
	Pitney Bowes Inc.	37,458	399
			244,221
Information Technology (19.0%)
	Apple Inc.	178,095	94,930
	International Business
	Machines Corp.	201,150	38,530
	Microsoft Corp.	1,434,063	38,332
*	Google Inc. Class A	50,390	35,745
	Oracle Corp.	711,687	23,713
	QUALCOMM Inc.	322,637	20,010
	Cisco Systems Inc.	1,005,201	19,752
	Intel Corp.	942,040	19,434
	Visa Inc. Class A	98,766	14,971
*	eBay Inc.	220,509	11,250
*	EMC Corp.	398,916	10,093
	Mastercard Inc. Class A	20,228	9,938
	Accenture plc Class A	120,879	8,038
	Texas Instruments Inc.	212,204	6,566
	Hewlett-Packard Co.	372,202	5,304
	Automatic Data
	Processing Inc.	91,947	5,242
*	Cognizant Technology
	Solutions Corp. Class A	56,893	4,213
*	Salesforce.com Inc.	24,762	4,162
*	Yahoo! Inc.	196,707	3,914
*	Adobe Systems Inc.	93,800	3,534
	Corning Inc.	279,457	3,527
	Broadcom Corp. Class A	98,289	3,264
	Intuit Inc.	52,773	3,140
	TE Connectivity Ltd.	80,000	2,970
	Motorola Solutions Inc.	53,153	2,960
	Dell Inc.	275,773	2,794
	Applied Materials Inc.	226,759	2,594
*	Symantec Corp.	131,380	2,471
	Analog Devices Inc.	56,924	2,394
*	Citrix Systems Inc.	35,396	2,327
*	NetApp Inc.	67,873	2,277
	Altera Corp.	60,600	2,087
*	SanDisk Corp.	45,855	1,997
*	Fiserv Inc.	25,265	1,997
*	Teradata Corp.	32,022	1,982
	Amphenol Corp. Class A	30,350	1,964

			Market
			Value•
		Shares	($000)
	Seagate Technology plc	63,671	1,941
*	Red Hat Inc.	36,568	1,937
*	Juniper Networks Inc.	97,671	1,921
	Paychex Inc.	61,220	1,906
	Xilinx Inc.	49,390	1,773
	Western Digital Corp.	41,595	1,767
	Fidelity National Information
	Services Inc.	47,195	1,643
	Xerox Corp.	238,417	1,626
	Western Union Co.	113,399	1,543
	KLA-Tencor Corp.	31,493	1,504
	Linear Technology Corp.	43,818	1,503
*	Autodesk Inc.	42,471	1,501
*	F5 Networks Inc.	15,006	1,458
	NVIDIA Corp.	118,147	1,452
	CA Inc.	63,247	1,390
*	Akamai Technologies Inc.	33,652	1,377
*	Micron Technology Inc.	192,340	1,221
	Microchip Technology Inc.	36,807	1,200
	Computer Sciences Corp.	29,314	1,174
*	Lam Research Corp.	32,425	1,172
*	VeriSign Inc.	29,264	1,136
*	BMC Software Inc.	26,847	1,065
	Harris Corp.	21,459	1,051
*	Electronic Arts Inc.	57,560	836
*	LSI Corp.	104,627	741
	Molex Inc.	26,129	714
	Jabil Circuit Inc.	35,461	684
	Total System Services Inc.	30,348	650
	FLIR Systems Inc.	28,363	633
	SAIC Inc.	53,755	609
*	Teradyne Inc.	35,637	602
*	JDS Uniphase Corp.	44,375	601
*	First Solar Inc.	11,225	347
*	Advanced Micro
	Devices Inc.	112,342	270
			459,364
Materials (3.6%)
	Monsanto Co.	101,194	9,578
	EI du Pont de Nemours
	& Co.	176,540	7,939
	Dow Chemical Co.	226,996	7,337
	Praxair Inc.	56,248	6,156
	Freeport-McMoRan
	Copper & Gold Inc.	179,738	6,147
	Newmont Mining Corp.	93,881	4,360
	LyondellBasell Industries
	NV Class A	71,810	4,100
	PPG Industries Inc.	28,984	3,923
	Ecolab Inc.	49,889	3,587
	Air Products & Chemicals Inc.	40,235	3,381
	International Paper Co.	83,220	3,315
	Mosaic Co.	52,443	2,970
	Nucor Corp.	60,060	2,593
	Sherwin-Williams Co.	16,160	2,486
	CF Industries Holdings Inc.	11,880	2,414
	Eastman Chemical Co.	29,006	1,974
	Alcoa Inc.	202,079	1,754
	Sigma-Aldrich Corp.	22,829	1,680
	FMC Corp.	26,094	1,527
	Ball Corp.	29,172	1,305
	Vulcan Materials Co.	24,577	1,279
	Airgas Inc.	13,279	1,212
	MeadWestvaco Corp.	33,078	1,054
	Cliffs Natural Resources Inc.	27,036	1,042

			Market
			Value•
		Shares	($000)
	International Flavors &
	Fragrances Inc.	15,442	1,027
*	Owens-Illinois Inc.	30,869	657
	Bemis Co. Inc.	19,421	650
	United States Steel Corp.	27,070	646
	Sealed Air Corp.	36,896	646
	Allegheny Technologies Inc.	20,373	619
			87,358
Telecommunication Services (3.0%)
	AT&T Inc.	1,075,339	36,250
	Verizon
	Communications Inc.	540,390	23,383
	CenturyLink Inc.	118,209	4,624
*	Crown Castle
	International Corp.	55,429	4,000
*	Sprint Nextel Corp.	567,788	3,219
	Windstream Corp.	111,127	920
	Frontier
	Communications Corp.	188,702	808
*	MetroPCS
	Communications Inc.	59,872	595
			73,799
Utilities (3.4%)
	Duke Energy Corp.	133,333	8,507
	Southern Co.	165,513	7,086
	Dominion Resources Inc.	108,796	5,636
	NextEra Energy Inc.	80,203	5,549
	Exelon Corp.	161,764	4,811
	American Electric
	Power Co. Inc.	91,784	3,917
	FirstEnergy Corp.	79,116	3,304
	PG&E Corp.	81,446	3,272
	PPL Corp.	109,990	3,149
	Consolidated Edison Inc.	55,488	3,082
	Sempra Energy	42,518	3,016
	Public Service Enterprise
	Group Inc.	95,687	2,928
	Edison International	61,713	2,789
	Xcel Energy Inc.	92,361	2,467
	Northeast Utilities	59,455	2,323
	Entergy Corp.	33,593	2,142
	DTE Energy Co.	32,548	1,955
	ONEOK Inc.	38,712	1,655
	Wisconsin Energy Corp.	43,576	1,606
	CenterPoint Energy Inc.	80,817	1,556
	NiSource Inc.	58,672	1,460
	Ameren Corp.	45,911	1,410
	NRG Energy Inc.	60,902	1,400
	AES Corp.	116,911	1,251
	CMS Energy Corp.	50,060	1,220
	SCANA Corp.	24,951	1,139
	Pinnacle West Capital Corp.	20,757	1,058
	AGL Resources Inc.	22,304	891
	Pepco Holdings Inc.	43,376	851
	Integrys Energy Group Inc.	14,722	769
	TECO Energy Inc.	38,149	639
			82,838
Total Common Stocks
(Cost $2,303,530)			2,411,394

16

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
2	Vanguard Market
	Liquidity Fund, 0.162%	9,554,270	9,554

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3	Fannie Mae Discount
	Notes, 0.097%, 3/27/13	200	200
[3,4]	Freddie Mac Discount
	Notes, 0.118%, 3/11/13	200	200
			400
Total Temporary Cash Investments
(Cost $9,954)			9,954
Total Investments (100.1%)
(Cost $2,313,484)			2,421,348
Other Assets and Liabilities (–0.1%)
Other Assets			5,840
Liabilities			(9,129)
			(3,289)
Net Assets (100%)
Applicable to 97,004,505 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,418,059
Net Asset Value Per Share			$24.93

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	2,195,925
Undistributed Net Investment Income	45,334
Accumulated Net Realized Gains	68,979
Unrealized Appreciation (Depreciation)
Investment Securities	107,864
Futures Contracts	(43)
Net Assets	2,418,059

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends	53,601
Interest[1]	14
Security Lending	52
Total Income	53,667
Expenses
The Vanguard Group—Note B
Investment Advisory Services	242
Management and Administrative	3,092
Marketing and Distribution	487
Custodian Fees	70
Auditing Fees	28
Shareholders’ Reports	42
Trustees’ Fees and Expenses	2
Total Expenses	3,963
Net Investment Income	49,704
Realized Net Gain (Loss)
Investment Securities Sold	68,356
Futures Contracts	1,155
Realized Net Gain (Loss)	69,511
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	216,346
Futures Contracts	(182)
Change in Unrealized
Appreciation (Depreciation)	216,164
Net Increase (Decrease) in Net Assets
Resulting from Operations	335,379

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,704	43,998
Realized Net Gain (Loss)	69,511	95,643
Change in Unrealized Appreciation (Depreciation)	216,164	(97,655)
Net Increase (Decrease) in Net Assets Resulting from Operations	335,379	41,986
Distributions
Net Investment Income	(44,386)	(38,306)
Realized Capital Gain[2]	(95,513)	(75,630)
Total Distributions	(139,899)	(113,936)
Capital Share Transactions
Issued	275,676	240,696
Issued in Lieu of Cash Distributions	139,899	113,936
Redeemed	(325,403)	(437,440)
Net Increase (Decrease) from Capital Share Transactions	90,172	(82,808)
Total Increase (Decrease)	285,652	(154,758)
Net Assets
Beginning of Period	2,132,407	2,287,165
End of Period[3]	2,418,059	2,132,407

1 Interest income from an affiliated company of the portfolio was $12,000.
2 Includes fiscal 2012 and 2011 short-term gain distributions totaling $1,498,000 and $5,402,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $45,334,000 and $40,016,000.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$22.85	$23.51	$21.11	$17.61	$29.54
Investment Operations
Net Investment Income	.512	.466	.410	.419	.520
Net Realized and Unrealized Gain (Loss)
on Investments	3.062	.034	2.678	3.931	(10.990)
Total from Investment Operations	3.574	.500	3.088	4.350	(10.470)
Distributions
Dividends from Net Investment Income	(.474)	(.390)	(.442)	(.500)	(.540)
Distributions from Realized Capital Gains	(1.020)	(.770)	(.246)	(.350)	(.920)
Total Distributions	(1.494)	(1.160)	(.688)	(.850)	(1.460)
Net Asset Value, End of Period	$24.93	$22.85	$23.51	$21.11	$17.61

Total Return	15.86%	1.93%	14.91%	26.44%	–36.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,418	$2,132	$2,287	$1,969	$1,513
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.19%	0.19%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.13%	1.92%	1.91%	2.40%	2.18%
Portfolio Turnover Rate	9%	8%	12%	11%	10%

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

19

Vanguard Equity Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $326,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,411,394	—	—
Temporary Cash Investments	9,554	400	—
Futures Contracts—Assets[1]	162	—	—
Total	2,421,110	400	—
1 Represents variation margin on the last day of the reporting period.

20

Vanguard Equity Index Portfolio

D. At December 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2013	55	3,905	(49)
S&P 500 Index	March 2013	7	2,485	6

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $50,431,000 of ordinary income and $67,680,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $2,313,502,000. Net unrealized appreciation of investment securities for tax purposes was $107,846,000, consisting of unrealized gains of $476,499,000 on securities that had risen in value since their purchase and $368,653,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2012, the portfolio purchased $203,305,000 of investment securities and sold $202,514,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	11,356	10,304
Issued in Lieu of Cash Distributions	5,798	4,791
Redeemed	(13,459)	(19,078)
Net Increase (Decrease) in Shares Outstanding	3,695	(3,983)

At December 31, 2012, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 65%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $94,015,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,059.05	$0.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.35	0.87

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Vanguard® Mid-Cap Index Portfolio

While the broad U.S. stock market posted strong results, a swirl of uncertainty was often evident as investors confronted various issues in the United States and abroad. For the fiscal year ended December 31, 2012, Vanguard Mid-Cap Index Portfolio returned 15.82%, a result that was in line with the return of its target index and slightly trailed the average return of peer funds.

In early October, we announced that the Mid-Cap Index Portfolio would adopt a new target benchmark as part of a broader transition affecting 22 of our index funds. As of January 31, Vanguard Mid-Cap Index Portfolio had completed the transition, which is expected to produce significant long-term savings for Vanguard clients. The new benchmark for the fund is supplied by the University of Chicago’s Center for Research in Security Prices (CRSP).

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strong start makes a difference in stocks’ fruitful year
The broad U.S. stock market bolted to a return of more than 12% for the first quarter of 2012. While that pace wasn’t sustained in subsequent quarters, the markets did add to their early gains as the year progressed in up-and-down fashion.

Consumer discretionary, the benchmark’s largest sector, returned more than 20% and was responsible for almost one-quarter of the portfolio’s performance. The real estate rebound lifted the homebuilding industry and many of the businesses that surround it. Media corporations, specialty retailers, internet firms, toy companies, luxury goods makers, and automobile manufacturers also thrived in the improved economic environment.

Financial, health care, and industrial stocks were also among the strongest performers. Within these sectors, the real estate recovery boosted financial services; a combination of improved prospects for Food and Drug Administration approvals of new products and merger and acquisition activity fueled biotechnology; and economic growth and business expansion propelled electrical equipment, machinery, airline, and transportation companies.

Laggards included the energy and telecommunication services sectors, which both were flat for the year.

Portfolio met its long-term goal of tightly tracking the benchmark
Vanguard Mid-Cap Index Portfolio generated an average annual return of 9.94% over the past decade. The portfolio met its objective of closely tracking its benchmark index and slightly exceeded the average returns of its peers.

The portfolio’s advisor, Vanguard Equity Investment Group, is responsible for this commendable performance. The group’s sophisticated portfolio construction and management techniques and decades of index-tracking experience were complemented by the portfolio’s low expenses, which allow you to keep more of the return on your investment.

Market risk can be mitigated by focusing on diversification
While the broad stock market began the year with a euphoric rise, it behaved much more erratically as the months unfolded. It is impossible to precisely forecast the market’s direction, which is why we counsel investors to create a balanced portfolio of stock, bond, and money market investments tailored to their specific goals, time horizon, and risk tolerance. The Mid-Cap Index Portfolio, with its wide exposure to the entire U.S. stock market and low expenses, can be a suitable part of such an investment program.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Mid-Cap Index Portfolio	15.82%	9.94%
Spliced Mid Cap Index[1]	16.04	10.01
Variable Insurance Mid-Cap Core Funds Average[2]	16.34	9.23

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.26%	0.81%

1 S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.26%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

24

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of December 31, 2012

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	450	449	3,604
Median Market Cap	$6.7B	$6.7B	$35.1B
Price/Earnings Ratio	19.3x	19.3x	16.8x
Price/Book Ratio	2.1x	2.1x	2.1x
Yield[3]	1.3%	1.6%	2.1%
Return on Equity	13.4%	13.4%	17.1%
Earnings Growth Rate	10.4%	10.4%	9.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	23%
Expense Ratio[4]	0.26%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.97
Beta	1.00	1.10

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	18.2%	18.2%	12.3%
Consumer Staples	5.6	5.6	9.3
Energy	8.0	8.0	10.2
Financials	17.1	17.1	16.9
Health Care	10.1	10.1	11.7
Industrials	12.6	12.6	11.1
Information Technology	14.5	14.5	18.3
Materials	7.0	7.0	4.0
Telecommunication
Services	1.0	1.0	2.7
Utilities	5.9	5.9	3.5

Ten Largest Holdings[5] (% of total net assets)
CF Industries	Fertilizers &
Holdings Inc.	Agricultural
	Chemicals	0.5%
Mattel Inc.	Leisure Products	0.5
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	0.5
Delphi Automotive plc	Auto Parts &
	Equipment	0.5
Host Hotels &
Resorts Inc.	Specialized REITs	0.5
Cerner Corp.	Health Care
	Technology	0.5
Starwood Hotels &	Hotels, Resorts &
Resorts Worldwide Inc.	Cruise Lines	0.5
Mylan Inc.	Pharmaceuticals	0.5
Harley-Davidson Inc.	Motorcycle
	Manufacturers	0.5
Sirius XM Radio Inc.	Cable & Satellite	0.5
Top Ten		5.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US Mid Cap 450 Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the expense ratio was 0.26%.
5 The holdings listed exclude any temporary cash investments and equity index products.

25

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Index Portfolio	15.82%	3.04%	9.94%	$25,786
Spliced Mid Cap Index[1]	16.04	3.19	10.01	25,969
Variable Insurance Mid-Cap
Core Funds Average[2]	16.34	3.17	9.23	24,181
Dow Jones U.S. Total Stock Market
Float-Adjusted Index	16.38	2.21	7.95	21,484

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

26

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)[1]
Consumer Discretionary (18.2%)
	Mattel Inc.	114,337	4,187
*	Delphi Automotive plc	102,826	3,933
	Starwood Hotels & Resorts
	Worldwide Inc.	65,837	3,776
	Harley-Davidson Inc.	76,365	3,730
	Sirius XM Radio Inc.	1,285,465	3,715
*	O’Reilly Automotive Inc.	39,883	3,566
*	Liberty Interactive Corp.
	Class A	172,672	3,398
	Genuine Parts Co.	51,971	3,304
*	Chipotle Mexican Grill Inc.
	Class A	10,618	3,158
	Virgin Media Inc.	85,590	3,145
*	Dollar Tree Inc.	77,220	3,132
	Nordstrom Inc.	53,833	2,880
*	CarMax Inc.	76,564	2,874
*	BorgWarner Inc.	38,351	2,747
	Whirlpool Corp.	26,047	2,650
	PVH Corp.	23,557	2,615
*	Lululemon Athletica Inc.	33,816	2,578
	Wyndham Worldwide Corp.	47,608	2,533
	PetSmart Inc.	36,329	2,483
	Tiffany & Co.	42,412	2,432
	Newell Rubbermaid Inc.	97,034	2,161
	Autoliv Inc.	31,919	2,151
*	PulteGroup Inc.	116,011	2,107
	Family Dollar Stores Inc.	33,218	2,106
	Tractor Supply Co.	23,826	2,105
*	LKQ Corp.	99,402	2,097
	Expedia Inc.	32,994	2,028
	Ulta Salon Cosmetics &
	Fragrance Inc.	20,097	1,975
	Darden Restaurants Inc.	43,087	1,942
	DR Horton Inc.	96,558	1,910
	Lennar Corp. Class A	48,722	1,884
*	TRW Automotive
	Holdings Corp.	34,799	1,866
	Polaris Industries Inc.	21,853	1,839
*	Mohawk Industries Inc.	19,712	1,783
	Advance Auto Parts Inc.	24,491	1,772
	H&R Block Inc.	90,915	1,688
	Scripps Networks
	Interactive Inc. Class A	28,829	1,670
*	Netflix Inc.	17,742	1,646
*	Toll Brothers Inc.	50,782	1,642
	Foot Locker Inc.	50,927	1,636
*	Fossil Inc.	17,356	1,616
	Royal Caribbean Cruises Ltd.	47,511	1,615
	Interpublic Group of
	Cos. Inc.	146,541	1,615
^	Garmin Ltd.	39,276	1,603
*	TripAdvisor Inc.	36,994	1,552
	Lear Corp.	32,958	1,544

			Market
			Value•
		Shares	($000)
*	Urban Outfitters Inc.	38,950	1,533
*	NVR Inc.	1,643	1,512
*	Panera Bread Co. Class A	9,428	1,498
	Dick’s Sporting Goods Inc.	32,252	1,467
	Signet Jewelers Ltd.	27,116	1,448
*	MGM Resorts International	123,032	1,432
*	Sally Beauty Holdings Inc.	60,507	1,426
	Hasbro Inc.	39,370	1,413
	Gannett Co. Inc.	77,620	1,398
	Abercrombie & Fitch Co.	27,780	1,333
*	Jarden Corp.	25,429	1,315
	Williams-Sonoma Inc.	30,036	1,315
	Leggett & Platt Inc.	47,246	1,286
*	Under Armour Inc. Class A	26,326	1,278
	International Game
	Technology	89,711	1,271
	American Eagle
	Outfitters Inc.	59,439	1,219
	Tupperware Brands Corp.	18,702	1,199
	Dunkin’ Brands Group Inc.	35,458	1,177
	Best Buy Co. Inc.	97,015	1,150
*	Goodyear Tire & Rubber Co.	82,179	1,135
	JC Penney Co. Inc.	54,915	1,082
	GameStop Corp. Class A	41,709	1,047
*	Charter Communications
	Inc. Class A	13,496	1,029
	Harman International
	Industries Inc.	22,597	1,009
	Cablevision Systems Corp.
	Class A	64,150	958
	Gentex Corp.	48,371	910
*	Lamar Advertising Co.
	Class A	21,016	814
*	Apollo Group Inc. Class A	34,014	712
*	Tempur-Pedic
	International Inc.	19,965	629
*	Hyatt Hotels Corp. Class A	15,536	599
	Washington Post Co. Class B	1,570	573
	Guess? Inc.	22,578	554
*	Sears Holdings Corp.	12,474	516
	Weight Watchers
	International Inc.	9,278	486
*	AutoNation Inc.	12,102	481
	Burger King Worldwide Inc.	23,498	386
	Allison Transmission
	Holdings Inc.	12,015	245
	Lennar Corp. Class B	4,820	147
			149,371
Consumer Staples (5.6%)
	Bunge Ltd.	48,977	3,560
	JM Smucker Co.	37,024	3,193
	Coca-Cola Enterprises Inc.	98,676	3,131
	Dr Pepper Snapple
	Group Inc.	70,688	3,123
	Clorox Co.	41,266	3,022

			Market
			Value•
		Shares	($000)
	Beam Inc.	47,852	2,923
*	Monster Beverage Corp.	50,356	2,663
	McCormick & Co. Inc.	40,248	2,557
	Church & Dwight Co. Inc.	46,772	2,506
	Molson Coors Brewing Co.
	Class B	50,108	2,144
	Tyson Foods Inc. Class A	97,904	1,899
*	Green Mountain Coffee
	Roasters Inc.	44,377	1,835
*	Constellation Brands Inc.
	Class A	51,693	1,829
	Energizer Holdings Inc.	21,619	1,729
*	Ralcorp Holdings Inc.	18,543	1,662
	Ingredion Inc.	25,609	1,650
	Hormel Foods Corp.	48,702	1,520
	Safeway Inc.	80,431	1,455
	Herbalife Ltd.	37,507	1,236
	Hillshire Brands Co.	39,891	1,123
*	Smithfield Foods Inc.	48,688	1,050
			45,810
Energy (8.0%)
	Pioneer Natural
	Resources Co.	39,134	4,171
	Cabot Oil & Gas Corp.	70,410	3,502
*	FMC Technologies Inc.	79,894	3,422
	Range Resources Corp.	54,391	3,417
	HollyFrontier Corp.	64,764	3,015
	EQT Corp.	50,091	2,954
*	Concho Resources Inc.	33,261	2,680
*	Kinder Morgan
	Management LLC	33,834	2,553
	CONSOL Energy Inc.	76,322	2,450
	Peabody Energy Corp.	89,888	2,392
*	Denbury Resources Inc.	131,475	2,130
	Tesoro Corp.	46,906	2,066
*	Plains Exploration &
	Production Co.	43,179	2,027
	Helmerich & Payne Inc.	35,343	1,980
	Oceaneering
	International Inc.	36,195	1,947
	QEP Resources Inc.	59,744	1,808
	Core Laboratories NV	15,810	1,728
*	Whiting Petroleum Corp.	39,530	1,714
	Cimarex Energy Co.	28,890	1,668
	Diamond Offshore
	Drilling Inc.	23,334	1,586
*	Cobalt International
	Energy Inc.	62,088	1,525
*	Dresser-Rand Group Inc.	25,371	1,424
*	Nabors Industries Ltd.	97,431	1,408
*	Oil States International Inc.	18,360	1,314
*	Rowan Cos. plc Class A	41,726	1,305
*	Newfield Exploration Co.	45,330	1,214
	SM Energy Co.	21,827	1,140
*	Superior Energy
	Services Inc.	52,762	1,093
	Energen Corp.	24,184	1,090
*	WPX Energy Inc.	66,842	995
	Patterson-UTI Energy Inc.	50,958	949
*	Ultra Petroleum Corp.	51,212	929
*	McDermott
	International Inc.	79,155	872
*	SandRidge Energy Inc.	123,308	783
*	Laredo Petroleum
	Holdings Inc.	12,745	231
			65,482

27

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
Financials (17.2%)
	Host Hotels & Resorts Inc.	242,253	3,796
	Regions Financial Corp.	473,916	3,374
	Moody’s Corp.	67,014	3,372
	American Capital
	Agency Corp.	114,619	3,317
*	IntercontinentalExchange Inc.	24,438	3,026
	Principal Financial Group Inc.	98,961	2,822
	Digital Realty Trust Inc.	40,857	2,774
	SLM Corp.	157,712	2,702
	KeyCorp	316,955	2,669
	Kimco Realty Corp.	136,363	2,635
	NYSE Euronext	82,649	2,607
	Macerich Co.	44,565	2,598
	XL Group plc Class A	102,442	2,567
*	CIT Group Inc.	63,932	2,470
	Lincoln National Corp.	93,795	2,429
	Plum Creek Timber Co. Inc.	54,115	2,401
	SL Green Realty Corp.	30,251	2,319
	Federal Realty
	Investment Trust	21,542	2,241
*	Affiliated Managers
	Group Inc.	17,159	2,233
	Rayonier Inc.	41,072	2,129
*	CBRE Group Inc. Class A	104,746	2,084
	Cincinnati Financial Corp.	51,811	2,029
*	Arch Capital Group Ltd.	45,638	2,009
	UDR Inc.	83,927	1,996
	Comerica Inc.	65,021	1,973
	Unum Group	94,152	1,960
	Willis Group Holdings plc	58,112	1,948
	New York Community
	Bancorp Inc.	147,298	1,930
	Camden Property Trust	28,055	1,914
	Everest Re Group Ltd.	17,334	1,906
	Huntington Bancshares Inc.	288,375	1,843
	Realty Income Corp.	44,811	1,802
	Essex Property Trust Inc.	12,171	1,785
	PartnerRe Ltd.	20,891	1,681
	Leucadia National Corp.	69,793	1,660
	Torchmark Corp.	32,078	1,657
	Taubman Centers Inc.	20,701	1,630
	American Campus
	Communities Inc.	35,230	1,625
	Fidelity National
	Financial Inc. Class A	67,803	1,597
	Raymond James
	Financial Inc.	39,412	1,519
	WR Berkley Corp.	39,206	1,480
	Alexandria Real Estate
	Equities Inc.	21,084	1,462
	Ares Capital Corp.	82,036	1,436
*	Alleghany Corp.	4,265	1,431
	People’s United
	Financial Inc.	117,917	1,426
	Regency Centers Corp.	30,136	1,420
	Liberty Property Trust	39,384	1,409
	Arthur J Gallagher & Co.	40,608	1,407
	Senior Housing
	Properties Trust	59,282	1,401
	RenaissanceRe Holdings Ltd.	16,936	1,376
	Axis Capital Holdings Ltd.	38,542	1,335
*	Markel Corp.	3,074	1,332
*	Ocwen Financial Corp.	38,425	1,329
	Zions Bancorporation	61,842	1,323
	Reinsurance Group of
	America Inc. Class A	24,699	1,322

			Market
			Value•
		Shares	($000)
	Hudson City Bancorp Inc.	159,522	1,297
	DDR Corp.	81,717	1,280
*	MSCI Inc. Class A	40,897	1,267
	HCC Insurance Holdings Inc.	33,829	1,259
	Duke Realty Corp.	90,585	1,256
	Jones Lang LaSalle Inc.	14,810	1,243
*	Genworth Financial Inc.
	Class A	165,070	1,240
	Eaton Vance Corp.	38,694	1,232
	SEI Investments Co.	46,619	1,088
	Legg Mason Inc.	40,866	1,051
	NASDAQ OMX Group Inc.	41,955	1,049
	Brown & Brown Inc.	40,751	1,037
	Weingarten Realty Investors	38,669	1,035
	Piedmont Office Realty
	Trust Inc. Class A	56,517	1,020
	Cullen/Frost Bankers Inc.	18,510	1,005
	First Republic Bank	30,549	1,001
	Hospitality Properties Trust	41,422	970
	White Mountains
	Insurance Group Ltd.	1,878	967
	Assurant Inc.	27,164	943
	American Financial
	Group Inc.	23,628	934
	Validus Holdings Ltd.	26,905	930
	Commerce Bancshares Inc.	26,286	922
	Chimera Investment Corp.	343,647	897
	CBOE Holdings Inc.	29,255	862
	Jefferies Group Inc.	44,203	821
	Erie Indemnity Co. Class A	9,554	661
	WP Carey Inc.	10,280	536
	LPL Financial Holdings Inc.	18,636	525
	BOK Financial Corp.	9,115	496
			140,742
Health Care (10.1%)
*	Cerner Corp.	48,796	3,788
*	Mylan Inc.	136,189	3,742
*	Watson
	Pharmaceuticals Inc.	42,740	3,676
*	DaVita HealthCare
	Partners Inc.	33,064	3,655
	AmerisourceBergen
	Corp. Class A	84,315	3,641
*	Edwards Lifesciences Corp.	38,798	3,498
*	Forest Laboratories Inc.	89,248	3,152
	Quest Diagnostics Inc.	53,138	3,096
	Perrigo Co.	29,752	3,095
*	Vertex Pharmaceuticals Inc.	72,323	3,033
*	Life Technologies Corp.	58,740	2,883
*	Laboratory Corp. of
	America Holdings	32,129	2,783
*	Varian Medical Systems Inc.	37,125	2,608
	CR Bard Inc.	26,659	2,606
*	Waters Corp.	29,375	2,559
*	Henry Schein Inc.	29,658	2,386
*	Illumina Inc.	41,279	2,295
*	CareFusion Corp.	74,400	2,126
*	BioMarin Pharmaceutical Inc.	41,486	2,043
	Coventry Health Care Inc.	44,982	2,017
*	Mettler-Toledo
	International Inc.	10,358	2,002
	ResMed Inc.	47,964	1,994
	DENTSPLY International Inc.	47,611	1,886
*	Hologic Inc.	88,768	1,778
*	IDEXX Laboratories Inc.	19,080	1,771
*	Hospira Inc.	55,411	1,731
*	Onyx Pharmaceuticals Inc.	21,870	1,652

			Market
			Value•
		Shares	($000)
	Cooper Cos. Inc.	16,100	1,489
	Universal Health
	Services Inc. Class B	30,121	1,456
	Omnicare Inc.	37,464	1,352
*	Medivation Inc.	24,702	1,264
*	Pharmacyclics Inc.	18,647	1,080
*	Covance Inc.	18,435	1,065
*	Endo Health Solutions Inc.	39,187	1,029
	Patterson Cos. Inc.	29,215	1,000
	Warner Chilcott plc Class A	71,330	859
*	Bio-Rad Laboratories Inc.
	Class A	6,602	694
*	Allscripts Healthcare
	Solutions Inc.	54,431	513
			83,297
Industrials (12.6%)
	Roper Industries Inc.	32,763	3,652
	ADT Corp.	77,560	3,606
	Pentair Ltd.	70,226	3,452
*	Delta Air Lines Inc.	285,058	3,384
	Kansas City Southern	36,803	3,072
	AMETEK Inc.	81,284	3,054
*	Stericycle Inc.	28,691	2,676
	Rockwell Collins Inc.	45,196	2,629
*	United Continental
	Holdings Inc.	111,631	2,610
	Southwest Airlines Co.	249,569	2,556
	Flowserve Corp.	17,108	2,511
	L-3 Communications
	Holdings Inc.	32,413	2,483
*	Verisk Analytics Inc. Class A	47,308	2,413
	Pall Corp.	38,959	2,348
	Textron Inc.	94,129	2,333
	Joy Global Inc.	35,585	2,270
	TransDigm Group Inc.	16,336	2,228
	Equifax Inc.	40,135	2,172
	Masco Corp.	120,927	2,015
*	Quanta Services Inc.	70,286	1,918
	JB Hunt Transport
	Services Inc.	31,606	1,887
*	Jacobs Engineering
	Group Inc.	43,623	1,857
*	IHS Inc. Class A	18,788	1,804
*	Hertz Global Holdings Inc.	106,090	1,726
*	B/E Aerospace Inc.	34,940	1,726
	Xylem Inc.	62,348	1,690
*	AGCO Corp.	32,695	1,606
*	Fortune Brands Home &
	Security Inc.	53,915	1,575
	Cintas Corp.	38,271	1,565
	Donaldson Co. Inc.	47,456	1,558
	Snap-on Inc.	19,530	1,543
	Hubbell Inc. Class B	17,536	1,484
	Iron Mountain Inc.	47,756	1,483
	KBR Inc.	49,517	1,482
	Robert Half International Inc.	45,245	1,440
	Wabtec Corp.	16,099	1,409
*	Owens Corning	37,835	1,400
*	WABCO Holdings Inc.	21,451	1,398
	Waste Connections Inc.	39,334	1,329
	Timken Co.	27,735	1,327
	IDEX Corp.	27,938	1,300
*	Nielsen Holdings NV	42,447	1,298
	Nordson Corp.	19,334	1,220
	SPX Corp.	17,023	1,194
	Avery Dennison Corp.	34,054	1,189
	Dun & Bradstreet Corp.	15,073	1,185

28

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	MSC Industrial Direct Co. Inc.
	Class A	15,661	1,181
	Manpower Inc.	26,695	1,133
	Gardner Denver Inc.	16,432	1,126
	Towers Watson & Co.
	Class A	19,688	1,107
*	Copart Inc.	36,348	1,072
*	Sensata Technologies
	Holding NV	32,895	1,068
	URS Corp.	25,825	1,014
	Babcock & Wilcox Co.	35,814	938
*	Foster Wheeler AG	36,190	880
	Pitney Bowes Inc.	67,275	716
*	Spirit Aerosystems
	Holdings Inc. Class A	40,125	681
	RR Donnelley & Sons Co.	60,591	545
			103,518
Information Technology (14.5%)
	Seagate Technology plc	119,811	3,652
*	Fiserv Inc.	45,517	3,597
*	SanDisk Corp.	80,964	3,527
	Amphenol Corp. Class A	54,050	3,497
*	Teradata Corp.	56,502	3,497
*	Red Hat Inc.	64,668	3,425
*	Equinix Inc.	16,158	3,332
	Western Digital Corp.	74,558	3,168
	Xilinx Inc.	87,896	3,155
*	LinkedIn Corp. Class A	26,697	3,065
	Maxim Integrated
	Products Inc.	97,855	2,877
	Fidelity National Information
	Services Inc.	79,156	2,755
*	Rackspace Hosting Inc.	36,309	2,697
*	Autodesk Inc.	76,082	2,689
	KLA-Tencor Corp.	55,802	2,665
	Linear Technology Corp.	77,281	2,651
	Avago Technologies Ltd.
	Class A	82,300	2,606
*	F5 Networks Inc.	26,534	2,578
	NVIDIA Corp.	208,154	2,558
*	Trimble Navigation Ltd.	42,211	2,523
*	Akamai Technologies Inc.	59,398	2,430
*	Alliance Data Systems Corp.	16,756	2,426
*	Lam Research Corp.	61,157	2,210
*	Micron Technology Inc.	341,851	2,171
*	BMC Software Inc.	53,558	2,124
	Microchip Technology Inc.	64,966	2,117
	Computer Sciences Corp.	52,201	2,091
*	ANSYS Inc.	31,028	2,089
*	VeriSign Inc.	52,462	2,037
	Harris Corp.	37,879	1,855
*	Nuance
	Communications Inc.	82,657	1,845
*	Synopsys Inc.	50,058	1,594
*	Electronic Arts Inc.	106,820	1,552
*	Avnet Inc.	47,517	1,454
*	Gartner Inc.	31,407	1,445
*	Arrow Electronics Inc.	36,584	1,393
*	Flextronics
	International Ltd.	223,158	1,386

			Market
			Value•
		Shares	($000)
*	LSI Corp.	187,253	1,326
*	Skyworks Solutions Inc.	64,080	1,301
	IAC/InterActiveCorp	27,402	1,296
*	Cree Inc.	37,009	1,258
	Solera Holdings Inc.	23,443	1,253
	FactSet Research
	Systems Inc.	14,165	1,247
	Global Payments Inc.	26,516	1,201
	Jabil Circuit Inc.	62,122	1,198
*	TIBCO Software Inc.	54,273	1,194
	Marvell Technology
	Group Ltd.	160,587	1,166
	Total System Services Inc.	53,552	1,147
*	MICROS Systems Inc.	26,979	1,145
	FLIR Systems Inc.	50,748	1,132
*	Informatica Corp.	36,351	1,102
*	ON Semiconductor Corp.	152,986	1,078
*	VeriFone Systems Inc.	36,118	1,072
	SAIC Inc.	91,551	1,036
*	Riverbed Technology Inc.	50,960	1,005
*	Atmel Corp.	147,795	968
*	Fortinet Inc.	42,392	893
	Molex Inc.	30,904	845
*	NetSuite Inc.	9,558	643
*	Vantiv Inc. Class A	23,540	481
	Dolby Laboratories Inc.
	Class A	15,945	468
*	ServiceNow Inc.	12,574	378
	Molex Inc. Class A	16,068	359
*	Palo Alto Networks Inc.	4,477	240
*	Freescale
	Semiconductor Ltd.	16,794	185
			119,350
Materials (7.0%)
	CF Industries Holdings Inc.	21,025	4,271
	Eastman Chemical Co.	51,193	3,484
	Sigma-Aldrich Corp.	40,515	2,981
	FMC Corp.	45,946	2,689
	Celanese Corp. Class A	53,325	2,375
	Vulcan Materials Co.	43,468	2,262
	Ball Corp.	49,348	2,208
	Ashland Inc.	26,332	2,117
	Airgas Inc.	22,001	2,008
	Albemarle Corp.	30,064	1,868
	MeadWestvaco Corp.	58,295	1,858
	Cliffs Natural Resources Inc.	47,845	1,845
*	Crown Holdings Inc.	50,087	1,844
	International Flavors &
	Fragrances Inc.	27,387	1,822
	Valspar Corp.	29,049	1,813
	Royal Gold Inc.	21,548	1,752
	Rock-Tenn Co. Class A	23,631	1,652
*	WR Grace & Co.	23,866	1,604
	Reliance Steel &
	Aluminum Co.	25,320	1,572
	Martin Marietta
	Materials Inc.	15,390	1,451
	Rockwood Holdings Inc.	24,947	1,234
	Bemis Co. Inc.	34,705	1,161
	United States Steel Corp.	48,314	1,153

			Market
			Value•
		Shares	($000)
*	Owens-Illinois Inc.	52,499	1,117
	Huntsman Corp.	69,495	1,105
	Sealed Air Corp.	61,784	1,082
	Aptargroup Inc.	22,397	1,069
	Allegheny Technologies Inc.	34,079	1,035
	Sonoco Products Co.	33,800	1,005
	Domtar Corp.	11,798	985
	Steel Dynamics Inc.	69,714	957
	Walter Energy Inc.	20,962	752
	Scotts Miracle-Gro Co.
	Class A	14,408	635
	Westlake Chemical Corp.	6,693	531
			57,297
Telecommunication Services (1.0%)
*	SBA Communications
	Corp. Class A	40,755	2,894
	Windstream Corp.	197,540	1,636
	Frontier
	Communications Corp.	334,764	1,433
*	Level 3
	Communications Inc.	50,928	1,177
*	MetroPCS
	Communications Inc.	103,711	1,031
*	United States Cellular Corp.	4,314	152
			8,323
Utilities (5.9%)
	DTE Energy Co.	57,527	3,454
	Wisconsin Energy Corp.	77,274	2,848
	ONEOK Inc.	65,444	2,798
	CenterPoint Energy Inc.	136,413	2,626
	Ameren Corp.	81,267	2,496
	NRG Energy Inc.	108,005	2,483
	NiSource Inc.	95,732	2,383
	AES Corp.	213,656	2,286
	American Water
	Works Co. Inc.	59,191	2,198
	CMS Energy Corp.	88,775	2,164
	SCANA Corp.	41,883	1,912
	Pinnacle West Capital Corp.	36,798	1,876
	OGE Energy Corp.	33,077	1,863
*	Calpine Corp.	101,890	1,847
	Alliant Energy Corp.	37,308	1,638
	AGL Resources Inc.	39,465	1,577
	Pepco Holdings Inc.	76,902	1,508
	NV Energy Inc.	79,136	1,436
	Integrys Energy Group Inc.	26,249	1,371
	ITC Holdings Corp.	17,259	1,327
	MDU Resources Group Inc.	60,088	1,276
	UGI Corp.	37,774	1,236
	National Fuel Gas Co.	23,815	1,207
	Aqua America Inc.	46,964	1,194
	TECO Energy Inc.	69,077	1,158
			48,162
Total Common Stocks
(Cost $769,237)			821,352

29

Vanguard Mid-Cap Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund, 0.162% 3,289,055		3,289

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
4 Fannie Mae Discount
Notes, 0.097%, 3/27/13	100	100
Total Temporary Cash Investments
(Cost $3,389)		3,389
Total Investments (100.5%)
(Cost $772,626)		824,741
Other Assets and Liabilities (–0.5%)
Other Assets[5]		2,236
Liabilities[3]		(6,731)
		(4,495)
Net Assets (100%)
Applicable to 50,864,499 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		820,246
Net Asset Value Per Share		$16.13

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	726,791
Undistributed Net Investment Income	8,864
Accumulated Net Realized Gains	32,468
Unrealized Appreciation (Depreciation)
Investment Securities	52,115
Futures Contracts	8
Net Assets	820,246

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $853,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.2% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $857,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Cash with a value of $183,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends	12,431
Interest[1]	3
Security Lending	58
Total Income	12,492
Expenses
The Vanguard Group—Note B
Investment Advisory Services	121
Management and Administrative	1,653
Marketing and Distribution	183
Custodian Fees	68
Auditing Fees	28
Shareholders’ Reports	33
Trustees’ Fees and Expenses	1
Total Expenses	2,087
Net Investment Income	10,405
Realized Net Gain (Loss)
Investment Securities Sold	33,244
Futures Contracts	79
Realized Net Gain (Loss)	33,323
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	71,008
Futures Contracts	5
Change in Unrealized
Appreciation (Depreciation)	71,013
Net Increase (Decrease) in Net Assets
Resulting from Operations	114,741

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,405	9,068
Realized Net Gain (Loss)	33,323	46,910
Change in Unrealized Appreciation (Depreciation)	71,013	(72,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	114,741	(16,847)
Distributions
Net Investment Income	(9,134)	(8,387)
Realized Capital Gain	(23,503)	—
Total Distributions	(32,637)	(8,387)
Capital Share Transactions
Issued	116,999	132,257
Issued in Lieu of Cash Distributions	32,637	8,387
Redeemed	(161,038)	(189,504)
Net Increase (Decrease) from Capital Share Transactions	(11,402)	(48,860)
Total Increase (Decrease)	70,702	(74,094)
Net Assets
Beginning of Period	749,544	823,638
End of Period[2]	820,246	749,544

1 Interest income from an affiliated company of the portfolio was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $8,864,000 and $7,593,000.
See accompanying Notes, which are an integral part of the Financial Statements.

31

Vanguard Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.49	$14.93	$12.02	$9.22	$18.58
Investment Operations
Net Investment Income	.205	.172	.150	.128	.180
Net Realized and Unrealized Gain (Loss)
on Investments	2.071	(.462)	2.881	3.302	(7.090)
Total from Investment Operations	2.276	(.290)	3.031	3.430	(6.910)
Distributions
Dividends from Net Investment Income	(.178)	(.150)	(.121)	(.180)	(.250)
Distributions from Realized Capital Gains	(.458)	—	—	(.450)	(2.200)
Total Distributions	(.636)	(.150)	(.121)	(.630)	(2.450)
Net Asset Value, End of Period	$16.13	$14.49	$14.93	$12.02	$9.22

Total Return	15.82%	–2.04%	25.37%	40.37%	–41.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$820	$750	$824	$643	$470
Ratio of Total Expenses to
Average Net Assets	0.26%	0.26%	0.28%	0.29%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.11%	1.19%	1.25%	1.26%
Portfolio Turnover Rate	23%	27%	22%	29%	32%

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

32

Vanguard Mid-Cap Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $109,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	821,352	—	—
Temporary Cash Investments	3,289	100	—
Futures Contracts—Assets[1]	14	—	—
Total	824,655	100	—
1 Represents variation margin on the last day of the reporting period.

33

Vanguard Mid-Cap Index Portfolio

D. At December 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	March 2013	6	611	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $10,138,000 of ordinary income and $32,585,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $772,626,000. Net unrealized appreciation of investment securities for tax purposes was $52,115,000, consisting of unrealized gains of $138,762,000 on securities that had risen in value since their purchase and $86,647,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2012, the portfolio purchased $184,342,000 of investment securities and sold $215,946,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	7,519	8,717
Issued in Lieu of Cash Distributions	2,074	525
Redeemed	(10,465)	(12,666)
Net Increase (Decrease) in Shares Outstanding	(872)	(3,424)

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record of beneficial owner of 56% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

On October 2, 2012, Vanguard announced a change in the fund’s benchmark index from the MSCI US Mid Cap 450 Index to the CRSP US Mid Cap Index. The benchmark change was effective on January 31, 2013. The fund’s investment objective has not changed.

34

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Mid-Cap Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund.

The information for fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $23,503,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 91.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

35

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,081.10	$1.36
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.89	1.33

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

36

Vanguard® Moderate Allocation Portfolio

Both stocks and bonds recorded solid gains over the year although a swirl of uncertainty was often evident in the financial markets. For the fiscal year ended December 31, 2012, the Moderate Allocation Portfolio returned 11.84%, a result that was in line with the return of its target index and slightly ahead of the average return of peer funds.

In early October, we announced that we will transition to new benchmark indexes for 22 of our index funds, including Vanguard Total International Stock Index Fund, one of the underlying funds of your portfolio. The new international benchmark will be the FTSE Global All Cap ex US Index. This transition, which we plan to complete by the middle of the year, is expected to produce significant long-term savings for Vanguard clients. Since then, we have announced plans to reallocate 20% of the portfolio’s bond holdings to international bonds through an investment in Vanguard Total International Bond Index Fund. The portfolio’s overall fixed income allocation and strategic asset allocation are not changing. The transition is expected to be completed by June 30, 2013.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns since inception.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A mix of asset classes helped portfolio’s return
The Moderate Allocation Portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds. While the exact percentages may vary, the portfolio targets an asset allocation of approximately 60% stocks and 40% bonds through the following holdings: VVIF Total Bond Market Index Portfolio (40%), VVIF Equity Index Portfolio (34%), Vanguard Total International Stock Index Fund (18%), and Vanguard Extended Market Index Fund (8%).

The VVIF Total Bond Market Index Portfolio, which has significant holdings in U.S. government bonds and in corporate bonds, returned 4.02%. Much of the gains came from price appreciation as interest rates edged lower. With investors searching for yield, corporate bonds, especially those of lower quality, outperformed U.S. Treasury bonds.

Although both U.S. and international stocks endured pockets of volatility during the year, stimulus programs by the Federal Reserve, along with the European Central Bank president’s vow to preserve the euro, boosted global economies and helped stock markets advance. The VVIF Equity Index Portfolio returned almost 16%; Vanguard Total International Stock Index Fund about 18%, and Vanguard Extended Market Index Fund about 18%.

Financial, consumer discretionary, and health care stocks were among those that most helped the portfolio’s performance. Laggards included the energy and utilities sectors. Economic sluggishness has restrained power and energy demand, while the sudden abundance of natural gas has put pressure on oil and gas prices. Electricity use has grown at a slower pace than in the past, and this restrained utilities.

Diversification can soften the markets’ sharp ride
While the broad stock and bond markets produced commendable performances over the year, both had difficult stretches at times. And no one can precisely forecast the market’s future direction, which is one of the reasons why we counsel investors to create a balanced portfolio of stock, bond, and money market funds that fits their specific goals, time horizon, and risk tolerance. The Moderate Allocation Portfolio, with its low expenses and its wide exposure to the U.S. bond market and the U.S. and international stock markets, can be a suitable part of such an investment program.

Total Returns
		Average Annual Return
		October 19, 2011[1]
	Year Ended	through
	December 31, 2012	December 31, 2012
Vanguard Moderate Allocation Portfolio	11.84%	11.92%
Moderate Allocation Composite Index[2]	11.89	11.94
Variable Insurance Mixed-Asset Target Moderate Funds Average[3]	11.12	11.20

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Moderate
	and Expenses[4]	Funds Average[5]
Moderate Allocation Portfolio	0.20%	0.47%

1 Portfolio Inception.
2 Weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index. Returns for the MSCI Index are adjusted for withholding taxes.
3 Derived from data provided by Lipper Inc.
4 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2012, the acquired fund fees and expenses were 0.20%.
5 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

37

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of December 31, 2012

Total Portfolio Characteristics
Yield[1]	2.4%
Acquired Fund Fees and Expenses[2]	0.20%

Allocation to Underlying Funds
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	39.9%
Vanguard Variable Insurance Fund
Equity Index Portfolio	34.3
Vanguard Total International
Stock Index Fund	18.0
Vanguard Extended Market Index Fund	7.8

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2012, the acquired fund fees and expenses were 0.20%.

38

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2012
Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012		of a $10,000
	One Year Since Inception[1]		Investment
Moderate Allocation Portfolio	11.84%	11.92%	$11,446
Moderate Allocation Composite Index[2]	11.89	11.94	11,449
Variable Insurance Mixed-Asset Target
Moderate Funds Average[3]	11.12	11.20	11,359
Dow Jones U.S. Total Stock Market
Float-Adjusted Index	16.38	17.83	12,176

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2012

1 October 19, 2011.
2 Weighted 42% S&P Total Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index. Returns for the MSCI Index are adjusted for withholding taxes.
3 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

39

Vanguard Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (42.2%)
Vanguard Variable
Insurance Fund—Equity
Index Portfolio	871,053	21,715
Vanguard Extended
Market Index Fund
Investor Shares	108,134	4,960
		26,675
International Stock Fund (18.0%)
Vanguard Total International
Stock Index Fund
Investor Shares	761,656	11,410

Bond Fund (39.8%)
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	2,018,701	25,153
Total Investments (100.0%)
(Cost $61,227)		63,238
Other Assets and Liabilities (0.0%)
Other Assets		190
Liabilities		(187)
		3
Net Assets (100%)
Applicable to 2,770,958 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		63,241
Net Asset Value Per Share		$22.82

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	59,647
Undistributed Net Investment Income	818
Accumulated Net Realized Gains	765
Unrealized Appreciation (Depreciation)	2,011
Net Assets	63,241

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

40

Vanguard Moderate Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Income Distributions Received	825
Net Investment Income—Note B	825
Realized Net Gain (Loss)
Capital Gain Distributions Received	468
Investment Securities Sold	298
Realized Net Gain (Loss)	766
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,992
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,583

Statement of Changes in Net Assets
		October 19,
	Year Ended	2011[1] to
	December 31,	December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	825	72
Realized Net Gain (Loss)	766	6
Change in Unrealized Appreciation (Depreciation)	1,992	19
Net Increase (Decrease) in Net Assets Resulting from Operations	3,583	97
Distributions
Net Investment Income	(79)	—
Realized Capital Gain[2]	(7)	—
Total Distributions	(86)	—
Capital Share Transactions
Issued	52,168	13,006
Issued in Lieu of Cash Distributions	86	—
Redeemed	(5,424)	(189)
Net Increase (Decrease) from Capital Share Transactions	46,830	12,817
Total Increase (Decrease)	50,327	12,914
Net Assets
Beginning of Period	12,914	—
End of Period[3]	63,241	12,914

1 Inception.
2 Includes fiscal 2012 short-term gain distributions totaling $7,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $818,000 and $72,000.
See accompanying Notes, which are an integral part of the Financial Statements.

41

Vanguard Moderate Allocation Portfolio

Financial Highlights

	Year	Oct. 19,
	Ended	2011[1] to
	Dec. 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$20.47	$20.00
Investment Operations
Net Investment Income	.487[2]	.300[2]
Capital Gain Distributions Received	.276[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	1.657	.170
Total from Investment Operations	2.420	.470
Distributions
Dividends from Net Investment Income	(.064)	—
Distributions from Realized Capital Gains	(.006)	—
Total Distributions	(.070)	—
Net Asset Value, End of Period	$22.82	$20.47

Total Return	11.84%	2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$63	$13
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	2.21%	1.24%[3]
Portfolio Turnover Rate	12%	2%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and U.S. bonds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2011–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during

42

Vanguard Moderate Allocation Portfolio

the year ended December 31, 2012, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2012, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $1,156,000 of ordinary income and $428,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $61,227,000. Net unrealized appreciation of investment securities for tax purposes was $2,011,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the year ended December 31, 2012, the portfolio purchased $52,339,000 of investment securities and sold $4,304,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended	October 19, 2011[1] to
	December 31, 2012	December 31, 2011
	Shares	Shares
	(000)	(000)
Issued	2,383	640
Issued in Lieu of Cash Distributions	4	—
Redeemed	(247)	(9)
Net Increase (Decrease) in Shares Outstanding	2,140	631
1 Inception.

G. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

In February 2013, Vanguard announced plans to reallocate 20% of the fund’s fixed income exposure to foreign bonds, through an investment in Vanguard Total International Bond Index Fund. The fund’s overall fixed income allocation and its strategic asset allocation are not changing. The transition is expected to be completed by June 30, 2013.

43

Vanguard Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Moderate Allocation Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 51.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

44

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,059.42	$1.04
Based on Hypothetical 5% Yearly Return	1000.00	1024.20	1.02

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

45

Vanguard® REIT Index Portfolio

Real estate investment trusts, riding the rebound in the real estate market and backed by the nation’s moderate economic growth, were one of the stock market’s better precincts in 2012. For the fourth straight year, REITs posted positive returns and outpaced the broader stock market. Vanguard REIT Index Portfolio returned 17.46% for the period.

The portfolio’s return was in line with that of its target index and slightly ahead of the average return of competitor real estate funds. The table below shows the returns of your portfolio and its comparative standards for the period. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Real estate recovery spurred the sector’s returns
Several factors and trends led to the strong performance of REITs in 2012. Property owners were able to raise rents as the market improved, increasing their revenue and profits. Investors in search of income were drawn to the relatively high yields of REITs.

Although strength was evident throughout the REIT market, retail REITs, one of the portfolio’s largest segments, contributed nearly 7 percentage points to return. Malls—especially those that cater to upscale clients—were helped by a rise in luxury spending and were able to hike rents as sales increased and new stores opened.

Specialized REITs, the portfolio’s largest subsector, also shined. Within that group, health care REITs benefited from buyouts in the segment as well as investors’ appetite for yield. The self-storage industry continued to produce strong returns as the migration of financially distressed homeowners to apartments created a demand for storage space.

Although industrial REITs represent a smaller segment of the market, they posted returns of more than 30% as economic expansion fueled a need for additional warehouse space. Apartment REITs, among the leaders the past few years, lagged with returns of about 7% on anticipation that some renters will reenter the housing market at the same time new apartment buildings become available.

REITs rallied after crisis to mark a successful decade
The REIT Index Portfolio has recorded an average annual return of 11.41% over the past decade. Although REITs were hit particularly hard during the subprime mortgage crisis and suffered large declines in 2007 and 2008, they bounced back to outpace the broad U.S. market’s average annual return of about 7% over the decade.

The portfolio has also captured the REIT market’s strength by closely tracking its benchmark index. Vanguard Equity Investment Group, the portfolio’s advisor, is responsible for this commendable performance. The group’s sophisticated portfolio construction and management techniques and decades of index-tracking experience were complemented by the portfolio’s low expenses, which allow you to keep more of the return on your investment.

Sector-specific investments can help diversify your plan
By almost any measure, REITs have performed impressively over the past year and the past decade. However, REITs––like many sector-specific investments––are more susceptible than the broad market to sharp ups and downs.

Holdings such as REITs can have a place in your investment program, but as one of the supporting elements rather than the base or foundation. Vanguard REIT Index Portfolio, which provides low-cost exposure to the REIT market, can play an important role as part of a diversified and balanced investment plan tailored to your goals, time horizon, and risk tolerance.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard REIT Index Portfolio	17.46%	11.41%
REIT Spliced Index[1]	17.77	11.63
Variable Insurance Real Estate Funds Average[2]	17.04	10.76

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.28%	1.11%

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.28%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

46

Vanguard REIT Index Portfolio

Portfolio Profile
As of December 31, 2012

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	117	117	3,604
Median Market Cap	$8.3B	$8.3B	$35.1B
Price/Earnings Ratio	63.6x	63.6x	16.8x
Price/Book Ratio	2.2x	2.2x	2.1x
Dividend Yield[3]	3.7%	3.7%	2.1%
Return on Equity	4.4%	4.4%	17.1%
Earnings Growth Rate	7.9%	7.9%	9.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Expense Ratio[4]	0.28%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.72
Beta	1.00	0.98

Portfolio Allocation by REIT Type
Specialized	28.5%
Retail	27.1
Residential	17.7
Office	14.1
Diversified	7.6
Industrial	5.0

Ten Largest Holdings[5] (% of total net assets)
Simon Property Group Inc.	10.7%
Public Storage	4.7
HCP Inc.	4.6
Ventas Inc.	4.3
Equity Residential	4.1
Prologis Inc.	3.7
Boston Properties Inc.	3.6
Health Care REIT Inc.	3.5
AvalonBay Communities Inc.	3.4
Vornado Realty Trust	3.0
Top Ten	45.6%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the expense ratio was 0.28%.
5 The holdings listed exclude any temporary cash investments and equity index products.

47

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
REIT Index Portfolio	17.46%	5.77%	11.41%	$29,459
REIT Spliced Index[1]	17.77	5.94	11.63	30,040
Variable Insurance Real Estate
Funds Average[2]	17.04	3.21	10.76	27,776
Dow Jones U.S. Total Stock Market
Float-Adjusted Index	16.38	2.21	7.95	21,484

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

2 Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

48

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.0%)
Diversified REITs (7.6%)
Vornado Realty Trust	240,067	19,225
Liberty Property Trust	168,750	6,036
Duke Realty Corp.	387,715	5,378
American Realty
Capital Trust Inc.	227,476	2,627
Washington REIT	95,222	2,490
WP Carey Inc.	44,447	2,318
Lexington Realty Trust	221,524	2,315
PS Business Parks Inc.	27,975	1,818
American Assets Trust Inc.	47,919	1,338
Investors Real Estate Trust	131,566	1,149
Cousins Properties Inc.	134,457	1,123
First Potomac Realty Trust	73,069	903
Select Income REIT	24,763	613
CapLease Inc.	98,594	549
Winthrop Realty Trust	42,907	474
Whitestone REIT	23,376	328
		48,684
Industrial REITs (5.0%)
Prologis Inc.	661,390	24,134
DCT Industrial Trust Inc.	383,296	2,488
EastGroup Properties Inc.	42,014	2,261
* First Industrial Realty
Trust Inc.	134,850	1,899
STAG Industrial Inc.	49,031	881
Monmouth Real Estate
Investment Corp. Class A	46,578	482
		32,145
Office REITs (14.1%)
Boston Properties Inc.	216,423	22,900
Digital Realty Trust Inc.	175,111	11,888
SL Green Realty Corp.	129,419	9,920
Alexandria Real Estate
Equities Inc.	90,132	6,248
Kilroy Realty Corp.	106,106	5,026
Douglas Emmett Inc.	190,843	4,447
Piedmont Office Realty
Trust Inc. Class A	242,898	4,384
BioMed Realty Trust Inc.	221,668	4,285
Highwoods Properties Inc.	109,250	3,654
Mack-Cali Realty Corp.	126,129	3,293
Corporate Office
Properties Trust	114,374	2,857
Brandywine Realty Trust	205,887	2,510
DuPont Fabros
Technology Inc.	90,793	2,193
CommonWealth REIT	120,062	1,902
Government Properties
Income Trust	66,860	1,603
Franklin Street
Properties Corp.	107,041	1,318
Hudson Pacific
Properties Inc.	50,750	1,069
Coresite Realty Corp.	30,321	839
Parkway Properties Inc.	51,136	715
		91,051

		Market
		Value•
	Shares	($000)
Residential REITs (17.7%)
Equity Residential	461,786	26,169
AvalonBay
Communities Inc.	161,059	21,838
UDR Inc.	359,186	8,541
Camden Property Trust	119,987	8,184
Essex Property Trust Inc.	52,204	7,656
American Campus
Communities Inc.	150,460	6,941
Apartment Investment &
Management Co. Class A	209,241	5,662
BRE Properties Inc.	110,209	5,602
Home Properties Inc.	71,652	4,393
Post Properties Inc.	77,832	3,888
Mid-America Apartment
Communities Inc.	59,034	3,822
Equity Lifestyle
Properties Inc.	56,390	3,795
Colonial Properties Trust	120,118	2,567
Education Realty Trust Inc.	158,898	1,691
Sun Communities Inc.	40,670	1,622
Associated Estates
Realty Corp.	71,156	1,147
Campus Crest
Communities Inc.	55,130	676
		114,194
Retail REITs (27.1%)
Simon Property Group Inc.	435,471	68,844
General Growth
Properties Inc.	606,200	12,033
Kimco Realty Corp.	584,244	11,288
Macerich Co.	191,073	11,140
Federal Realty
Investment Trust	92,002	9,570
Realty Income Corp.	191,582	7,703
Taubman Centers Inc.	88,541	6,970
Regency Centers Corp.	129,054	6,081
DDR Corp.	349,345	5,471
National Retail
Properties Inc.	155,569	4,854
Tanger Factory
Outlet Centers	134,845	4,612
CBL & Associates
Properties Inc.	216,209	4,586
Weingarten Realty
Investors	165,428	4,428
Glimcher Realty Trust	201,469	2,234
Equity One Inc.	85,142	1,789
Acadia Realty Trust	70,675	1,772
Retail Properties of
America Inc.	122,083	1,461
Pennsylvania REIT	76,315	1,346
Inland Real Estate Corp.	127,913	1,072
Alexander’s Inc.	2,936	971
Retail Opportunity
Investments Corp.	73,255	942
Ramco-Gershenson
Properties Trust	67,036	892
Excel Trust Inc.	62,024	786

			Market
			Value•
		Shares	($000)
	Saul Centers Inc.	16,961	726
	Getty Realty Corp.	38,222	690
	Urstadt Biddle Properties
	Inc. Class A	33,600	661
	Kite Realty Group Trust	103,778	580
	Rouse Properties Inc.	28,225	478
	Cedar Realty Trust Inc.	87,425	462
			174,442
Specialized REITs (28.5%)
	Public Storage	209,377	30,351
	HCP Inc.	650,185	29,375
	Ventas Inc.	424,047	27,444
	Health Care REIT Inc.	366,266	22,449
	Host Hotels &
	Resorts Inc.	1,037,430	16,257
	Senior Housing
	Properties Trust	253,380	5,990
	Extra Space Storage Inc.	149,358	5,435
	Hospitality Properties Trust	177,706	4,162
	Omega Healthcare
	Investors Inc.	156,296	3,728
	LaSalle Hotel Properties	135,516	3,441
	EPR Properties	67,302	3,103
	Healthcare Realty Trust Inc.	123,452	2,964
	RLJ Lodging Trust	137,793	2,669
	Sovran Self Storage Inc.	42,391	2,633
	DiamondRock
	Hospitality Co.	280,092	2,521
	CubeSmart	168,389	2,453
	Medical Properties
	Trust Inc.	194,969	2,332
*	Sunstone Hotel
	Investors Inc.	196,679	2,107
	Pebblebrook Hotel Trust	84,600	1,954
	National Health
	Investors Inc.	34,092	1,927
	LTC Properties Inc.	43,684	1,537
*	Strategic Hotels &
	Resorts Inc.	234,427	1,500
	Hersha Hospitality Trust
	Class A	256,347	1,282
	Chesapeake Lodging Trust	55,408	1,157
	Sabra Health Care REIT Inc.	53,053	1,152
	Ashford Hospitality
	Trust Inc.	92,766	975
	Universal Health Realty
	Income Trust	17,277	874
*	FelCor Lodging Trust Inc.	168,846	789
	Healthcare Trust of
	America Inc. Class A	60,808	602
	Summit Hotel
	Properties Inc.	62,544	594
			183,757
Total Real Estate Investment Trusts
(Cost $646,312)			644,273
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market
	Liquidity Fund, 0.162%
	(Cost $1,102)	1,102,084	1,102
Total Investments (100.1%)
(Cost $647,414)			645,375

49

Vanguard REIT Index Portfolio

Market
Value•
($000)
Other Assets and Liabilities (–0.1%)
Other Assets	3,842
Liabilities	(4,761)
(919)
Net Assets (100%)
Applicable to 53,154,259 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	644,456
Net Asset Value Per Share	$12.12

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	616,759
Undistributed Net Investment Income	13,148
Accumulated Net Realized Gains	16,588
Unrealized Appreciation (Depreciation)	(2,039)
Net Assets	644,456

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

50

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends	15,821
Interest[1]	2
Total Income	15,823
Expenses
The Vanguard Group—Note B
Investment Advisory Services	86
Management and Administrative	1,380
Marketing and Distribution	119
Custodian Fees	30
Auditing Fees	31
Shareholders’ Reports	28
Trustees’ Fees and Expenses	1
Total Expenses	1,675
Net Investment Income	14,148
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,258
Investment Securities Sold	13,432
Realized Net Gain (Loss)	16,690
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	60,620
Net Increase (Decrease) in Net Assets
Resulting from Operations	91,458

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,148	11,117
Realized Net Gain (Loss)	16,690	19,616
Change in Unrealized Appreciation (Depreciation)	60,620	6,208
Net Increase (Decrease) in Net Assets Resulting from Operations	91,458	36,941
Distributions
Net Investment Income	(11,240)	(8,521)
Realized Capital Gain[2]	(19,537)	(5,988)
Total Distributions	(30,777)	(14,509)
Capital Share Transactions
Issued	108,909	100,007
Issued in Lieu of Cash Distributions	30,777	14,509
Redeemed	(72,057)	(86,552)
Net Increase (Decrease) from Capital Share Transactions	67,629	27,964
Total Increase (Decrease)	128,310	50,396
Net Assets
Beginning of Period	516,146	465,750
End of Period[3]	644,456	516,146

1 Interest income from an affiliated company of the portfolio was $2,000.
2 Includes fiscal 2012 and 2011 short-term gain distributions totaling $386,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $13,148,000 and $10,240,000.
See accompanying Notes, which are an integral part of the Financial Statements.

51

Vanguard REIT Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.90	$10.35	$8.30	$7.65	$18.92
Investment Operations
Net Investment Income	.264	.231	.198	.267	.392[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.594	.634	2.108	1.247	(5.032)
Total from Investment Operations	1.858	.865	2.306	1.514	(4.640)
Distributions
Dividends from Net Investment Income	(.233)	(.185)	(.256)	(.370)	(.590)
Distributions from Realized Capital Gains	(.405)	(.130)	—	(.494)	(6.040)
Total Distributions	(.638)	(.315)	(.256)	(.864)	(6.630)
Net Asset Value, End of Period	$12.12	$10.90	$10.35	$8.30	$7.65

Total Return	17.46%	8.44%	28.25%	29.14%	–37.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$644	$516	$466	$339	$263
Ratio of Total Expenses to
Average Net Assets	0.28%	0.28%	0.30%	0.31%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.21%	2.23%	4.04%	3.24%
Portfolio Turnover Rate	8%	13%	17%	19%	15%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

52

Vanguard REIT Index Portfolio

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $86,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2012, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $14,118,000 of ordinary income and $16,418,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $647,415,000. Net unrealized depreciation of investment securities for tax purposes was $2,040,000, consisting of unrealized gains of $89,180,000 on securities that had risen in value since their purchase and $91,220,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2012, the portfolio purchased $103,238,000 of investment securities and sold $46,415,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	9,277	9,267
Issued in Lieu of Cash Distributions	2,719	1,366
Redeemed	(6,179)	(8,279)
Net Increase (Decrease) in Shares Outstanding	5,817	2,354

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 64% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

53

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of REIT Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 14, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $19,151,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

54

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,023.65	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.79	1.43

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

55

Vanguard® Total Stock Market Index Portfolio

For the fiscal year ended December 31, 2012, Vanguard Total Stock Market Index Portfolio returned 16.33%, a result that was in line with the return of its target index and about 1 percentage point ahead of the average return of peer funds.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns since inception.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strong start made a difference in stocks’ fruitful year
The broad U.S. stock market’s return of more than 12% in the first quarter of 2012 set the stage for a strong year. While the Equity Index Portfolio, which concentrates on large-capitalization stocks, returned close to 16%, Vanguard Extended Market Index Fund, which focuses on small-and mid-cap stocks, posted a result of about 18%.

Financial stocks, one of the portfolio’s largest sectors, returned more than 25% and were responsible for about one-quarter of the portfolio’s performance. The portfolio’s largest sector, information technology, benefited from the growing popularity of smartphones and tablet computers. Another stronghold was the consumer discretionary sector, where an increase in advertising revenue helped media companies.

Laggards included the energy and utilities sectors. Economic sluggishness has restrained power and energy demand, while the sudden abundance of natural gas has put pressure on oil and gas prices. Electricity use has grown at a slower pace than in the past, and this restrained utilities.

Portfolio has successfully tracked its index since inception
Vanguard Total Stock Market Index Portfolio has generated an average annual return of 7.48% since its inception in 2003. The portfolio met its objective of closely tracking its benchmark index, and it also exceeded the average annual returns of its peers.

This performance is a tribute to the skill of the portfolio’s advisor, Vanguard Equity Investment Group. The advisor’s sophisticated portfolio construction and management techniques and decades of index-tracking experience were complemented by the portfolio’s low expenses, which allow you to keep more of the return on your investment.

Keep diversification in mind when building an investment plan
The broad stock market began the year with a euphoric rise, and then followed quite a bumpy path as the months unfolded. No one can precisely forecast the market’s direction, which is one of the reasons why we counsel investors to create a balanced portfolio of stock, bond, and money market funds that fits their specific goals, time horizon, and risk tolerance. The Total Stock Market Index Portfolio, with its wide exposure to the entire U.S. stock market and its low expenses, can be a suitable part of such an investment program.

Total Returns
		January 8, 2003[1]
		Through
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Total Stock Market Index Portfolio	16.33%	7.48%
Spliced Total Market Index[2]	16.44	7.52
Variable Insurance Multi-Cap Core Funds Average[3]	15.22	6.79

The figures shwn represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
	Acquired Fund	Multi-Cap
	Fees and	Core Funds
	Expenses[4]	Average[5]
Total Stock Market Index Portfolio	0.18%	0.66%

1 Portfolio inception.

2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.

3 Derived from data provided by Lipper Inc.

4 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2012, the annualized acquired fund fees and expenses were 0.18%.

5 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

56

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2012

Total Portfolio Characteristics
Yield[1]	1.8%
Acquired Fund Fees and Expenses[2]	0.18%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds
Vanguard Variable Insurance Fund
Equity Index Portfolio	81.5%
Vanguard Extended Market Index Fund	18.5

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 27, 2012—represents an estimate of the weighted average of the annualized expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2012, the annualized acquired fund fees and expenses were 0.18%.
3 S&P Total Market Index.

57

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: January 8, 2003–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2012			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Total Stock Market Index Portfolio	16.33%	2.02%	7.48%	$20,531
Spliced Total Market Index[2]	16.44	2.07	7.52	20,616
Variable Insurance Multi-Cap
Core Funds Average[3]	15.22	1.00	6.79	19,262

Fiscal-Year Total Returns (%): January 8, 2003–December 31, 2012

1 Performance for the portfolio and its comparative standards is calculated since the portfolio’s inception: January 8, 2003.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
3 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

58

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable
Insurance Fund–Equity
Index Portfolio	29,494,413	735,296
Vanguard Extended
Market Index Fund
Investor Shares	3,647,778	167,323
		902,619
Total Investment Companies
(Cost $916,318)		902,619
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.162%
(Cost $76)	75,944	76
Total Investments (100.0%)
(Cost $916,394)		902,695
Other Assets and Liabilities (0.0%)
Other Assets		859
Liabilities		(677)
		182
Net Assets (100%)
Applicable to 35,664,753 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		902,877
Net Asset Value Per Share		$25.32

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	864,967
Undistributed Net Investment Income	15,572
Accumulated Net Realized Gains	36,037
Unrealized Appreciation (Depreciation)	(13,699)
Net Assets	902,877

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

59

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Income Distributions Received	15,749
Net Investment Income—Note B	15,749
Realized Net Gain (Loss)
Capital Gain Distributions Received	28,579
Investment Securities Sold	7,539
Realized Net Gain (Loss)	36,118
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	75,307
Net Increase (Decrease) in Net Assets
Resulting from Operations	127,174

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,749	14,204
Realized Net Gain (Loss)	36,118	55,474
Change in Unrealized Appreciation (Depreciation)	75,307	(63,008)
Net Increase (Decrease) in Net Assets Resulting from Operations	127,174	6,670
Distributions
Net Investment Income	(14,235)	(13,238)
Realized Capital Gain[1]	(55,545)	(28,424)
Total Distributions	(69,780)	(41,662)
Capital Share Transactions
Issued	83,746	98,419
Issued in Lieu of Cash Distributions	69,780	41,662
Redeemed	(94,268)	(274,784)
Net Increase (Decrease) from Capital Share Transactions	59,258	(134,703)
Total Increase (Decrease)	116,652	(169,695)
Net Assets
Beginning of Period	786,225	955,920
End of Period[2]	902,877	786,225

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $3,126,000 and $11,681,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $15,572,000 and $14,058,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$23.63	$24.44	$21.73	$18.17	$31.09
Investment Operations
Net Investment Income	.442	.364[1]	.358	.437[1]	.471[1]
Capital Gain Distributions Received	.858	.649[1]	.189	.247	.682
Net Realized and Unrealized Gain (Loss)
on Investments	2.488	(.753)	3.078	4.019	(12.163)
Total from Investment Operations	3.788	.260	3.625	4.703	(11.010)
Distributions
Dividends from Net Investment Income	(.428)	(.340)	(.419)	(.380)	(.400)
Distributions from Realized Capital Gains	(1.670)	(.730)	(.496)	(.763)	(1.510)
Total Distributions	(2.098)	(1.070)	(.915)	(1.143)	(1.910)
Net Asset Value, End of Period	$25.32	$23.63	$24.44	$21.73	$18.17

Total Return	16.33%	0.83%	17.11%	28.26%	-37.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$903	$786	$956	$702	$458
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.20%	0.21%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.52%	1.66%	2.36%	1.93%
Portfolio Turnover Rate	8%	12%	12%	8%	16%
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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Vanguard Total Stock Market Index Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the year ended December 31, 2012, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2012, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $15,995,000 of ordinary income and $35,614,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $916,394,000. Net unrealized depreciation of investment securities for tax purposes was $13,699,000, consisting of unrealized gains of $20,532,000 on securities that had risen in value since their purchase and $34,231,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2012, the portfolio purchased $106,551,000 of investment securities and sold $72,818,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	3,394	4,059
Issued in Lieu of Cash Distributions	2,848	1,670
Redeemed	(3,847)	(11,576)
Net Increase (Decrease) in Shares Outstanding	2,395	(5,847)

G. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

62

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Stock Market Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $52,418,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

63

Vanguard Total Stock Market Index Portfolio

About Your Fund’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,064.31	$0.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.30	0.92

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period.

64

Vanguard® Equity Index Portfolio

While the broad U.S. stock market posted strong results, a swirl of uncertainty was often evident as investors confronted various issues in the United States and abroad. For the fiscal year ended December 31, 2012, Vanguard Equity Index Portfolio returned 15.86%, a result that was in line with the return of its target index and about 1 percentage point ahead of the average return of competitor funds.

The table below shows the returns of your portfolio and its comparative standards over the past year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strong start makes a difference in stocks’ fruitful year
The broad U.S. stock market bolted to a return of more than 12% for the first quarter of 2012. While that pace wasn’t sustained in subsequent quarters, the markets did add to their early gains as the year progressed in up-and-down fashion.

Financial stocks, one of the portfolio’s largest sectors, returned nearly 30% and were responsible for about one-quarter of the portfolio’s performance. Diversified financial services giants and the biggest commercial banks benefited from higher capital levels, improved lending conditions, global opportunities, and the recovery of the U.S. housing market.

The portfolio’s largest sector, information technology, also lifted returns significantly as the growing popularity of smartphones and tablet computers rippled from computer hardware manufacturers to software and internet companies. Consumer discretionary, health care, and industrial stocks––all strong performers––benefited from economic growth and business expansion.

Laggards included the energy and utilities sectors. Economic sluggishness has restrained power and energy demand, while the sudden abundance of natural gas has put pressure on oil and gas prices. Electricity use, which grew at a slower pace than in the past, restrained utilities.

Sophisticated techniques were key to successful index tracking
Vanguard Equity Index Portfolio generated an average annual return of 7.01% over the past decade. The portfolio met its objective of closely tracking its benchmark index and bested the average annual return of its peers.

This performance is a tribute to the portfolio’s advisor, Vanguard Equity Investment Group. The advisor’s sophisticated portfolio construction and management techniques and decades of index-tracking experience were complemented by the portfolio’s low expenses, which allow you to keep more of the return on your investment.

‘Stay the course’ remains a wise investment option
While the broad stock market began 2012 with a euphoric rise, it behaved much more erratically as the months unfolded. Some of the market’s most volatile days came in the final week of the year. A scary view from the fiscal cliff sparked a sell-off before a tentative deal on the year’s final day caused investors to rush back into the market.

Rather than abruptly switching course, we at Vanguard suggest a more productive approach might be to “stay the course.” It’s a well-worn phrase, but one that still has a time-tested place among investing principles. So does diversification, which is why we counsel investors to create a balanced portfolio of stock, bond, and money market funds that fits their specific goals, time horizon, and risk tolerance. The Equity Index Portfolio, with its wide exposure to large U.S. companies and its low expenses, can be a suitable part of such an investment program.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Equity Index Portfolio	15.86%	7.01%
S&P 500 Index	16.00	7.10
Variable Insurance Large-Cap Core Funds Average[1]	14.77	5.93

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.17%	0.87%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the portfolio’s expense ratio was 0.17%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

65

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2012

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	502	500	3,604
Median Market Cap	$56.4B	$56.4B	$35.1B
Price/Earnings Ratio	15.9x	15.9x	16.8x
Price/Book Ratio	2.1x	2.1x	2.1x
Yield[3]	2.1%	2.3%	2.1%
Return on Equity	18.7%	18.7%	17.1%
Earnings Growth Rate	9.7%	9.7%	9.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Expense Ratio[4]	0.17%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	1.00
Beta	1.00	0.96

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	11.5%	11.5%	12.3%
Consumer Staples	10.6	10.6	9.3
Energy	11.0	11.0	10.2
Financials	15.6	15.6	16.9
Health Care	12.0	12.0	11.7
Industrials	10.1	10.1	11.1
Information Technology	19.1	19.1	18.3
Materials	3.6	3.6	4.0
Telecommunication
Services	3.1	3.1	2.7
Utilities	3.4	3.4	3.5

Ten Largest Holdings[5] (% of total net assets)
Apple Inc.	Computer Hardware	3.9%
Exxon Mobil Corp.	Integrated Oil & Gas	3.1
General Electric Co.	Industrial
	Conglomerates	1.7
Chevron Corp.	Integrated Oil & Gas	1.7
International Business	IT Consulting &
Machines Corp.	Other Services	1.6
Microsoft Corp.	Systems Software	1.6
Johnson & Johnson	Pharmaceuticals	1.5
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
Google Inc. Class A	Internet Software
	& Services	1.5
Procter & Gamble Co.	Household Products	1.5
Top Ten		19.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the expense ratio was 0.17%.
5 The holdings listed exclude any temporary cash investments and equity index products.

66

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	15.86%	1.59%	7.01%	$19,684
S&P 500 Index	16.00	1.66	7.10	19,858
Variable Insurance Large-Cap Core
Funds Average[1]	14.77	0.47	5.93	17,783
Dow Jones U.S. Total Stock
Market Float-Adjusted Index	16.38	2.21	7.95	21,484

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

67

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (11.4%)
	Comcast Corp. Class A	476,521	17,812
	Home Depot Inc.	283,105	17,510
*	Amazon.com Inc.	68,603	17,229
	McDonald’s Corp.	190,124	16,771
	Walt Disney Co.	335,583	16,709
	News Corp. Class A	381,692	9,748
	Ford Motor Co.	721,698	9,346
	Time Warner Inc.	179,264	8,574
	Lowe’s Cos. Inc.	212,936	7,564
	Starbucks Corp.	140,822	7,551
	Target Corp.	123,225	7,291
	NIKE Inc. Class B	138,160	7,129
	TJX Cos. Inc.	138,046	5,860
*	priceline.com Inc.	9,431	5,859
*	DIRECTV	114,423	5,740
	Yum! Brands Inc.	85,559	5,681
	Time Warner Cable Inc.	57,107	5,550
	Viacom Inc. Class B	87,447	4,612
	CBS Corp. Class B	111,938	4,259
	Johnson Controls Inc.	129,253	3,968
	Carnival Corp.	84,425	3,104
	Coach Inc.	53,775	2,985
	Macy’s Inc.	74,823	2,920
	McGraw-Hill Cos. Inc.	52,645	2,878
*	Discovery Communications
	Inc. Class A	45,232	2,871
	VF Corp.	16,725	2,525
	Omnicom Group Inc.	50,029	2,499
*	AutoZone Inc.	6,993	2,479
*	Bed Bath & Beyond Inc.	43,408	2,427
	Mattel Inc.	64,858	2,375
	Ross Stores Inc.	42,190	2,285
*	Dollar General Corp.	49,709	2,192
	Limited Brands Inc.	45,227	2,128
	Starwood Hotels &
	Resorts Worldwide Inc.	37,047	2,125
	Harley-Davidson Inc.	42,736	2,087
*	O’Reilly Automotive Inc.	21,734	1,943
	Genuine Parts Co.	29,432	1,871
*	Chipotle Mexican Grill Inc.
	Class A	5,969	1,776
*	Dollar Tree Inc.	43,028	1,745
	Gap Inc.	56,209	1,745
	Ralph Lauren Corp. Class A	11,632	1,744
	Marriott International Inc.
	Class A	46,604	1,737
	Kohl’s Corp.	40,071	1,722
	Wynn Resorts Ltd.	15,022	1,690
*	CarMax Inc.	43,287	1,625
*	BorgWarner Inc.	22,132	1,585
*	Delphi Automotive plc	41,431	1,585
	Nordstrom Inc.	28,846	1,543
	Whirlpool Corp.	14,725	1,498
	Staples Inc.	127,751	1,456

			Market
			Value•
		Shares	($000)
	Wyndham Worldwide Corp.	26,676	1,419
	PetSmart Inc.	20,287	1,386
	Tiffany & Co.	22,607	1,296
	Newell Rubbermaid Inc.	54,435	1,212
	Lennar Corp. Class A	31,045	1,201
*	PulteGroup Inc.	64,225	1,166
	Family Dollar Stores Inc.	18,186	1,153
	Darden Restaurants Inc.	24,349	1,097
	Expedia Inc.	17,517	1,076
	DR Horton Inc.	52,827	1,045
*	Netflix Inc.	10,593	983
*	Fossil Inc.	10,266	956
	Comcast Corp.	26,563	955
	H&R Block Inc.	51,418	955
	Scripps Networks
	Interactive Inc. Class A	16,485	955
	Interpublic Group of Cos. Inc.	81,867	902
*	TripAdvisor Inc.	20,817	874
	Garmin Ltd.	20,715	846
*	Urban Outfitters Inc.	20,809	819
	Hasbro Inc.	21,990	789
	Gannett Co. Inc.	43,532	784
	Leggett & Platt Inc.	26,744	728
	Abercrombie & Fitch Co.	14,939	717
	International Game
	Technology	49,943	708
*	Goodyear Tire & Rubber Co.	45,884	634
	Cablevision Systems Corp.
	Class A	40,923	611
	Best Buy Co. Inc.	50,512	599
	GameStop Corp. Class A	23,123	580
	Harman International
	Industries Inc.	12,852	574
	JC Penney Co. Inc.	26,667	526
*	Apollo Group Inc. Class A	18,799	393
*	Big Lots Inc.	11,054	315
	Washington Post Co.
	Class B	842	308
*	AutoNation Inc.	7,381	293
			276,763
Consumer Staples (10.6%)
	Procter & Gamble Co.	517,706	35,147
	Coca-Cola Co.	730,304	26,474
	Philip Morris
	International Inc.	316,348	26,459
	Wal-Mart Stores Inc.	316,677	21,607
	PepsiCo Inc.	292,937	20,046
	Altria Group Inc.	383,437	12,048
	CVS Caremark Corp.	236,096	11,415
	Colgate-Palmolive Co.	84,087	8,790
	Mondelez International Inc.
	Class A	336,403	8,568
	Costco Wholesale Corp.	81,886	8,088
	Kimberly-Clark Corp.	74,019	6,249
	Walgreen Co.	162,663	6,020
	Kraft Foods Group Inc.	112,034	5,094

			Market
			Value•
		Shares	($000)
	General Mills Inc.	122,028	4,931
	Sysco Corp.	111,136	3,519
	HJ Heinz Co.	60,632	3,497
	Archer-Daniels-Midland Co.	124,440	3,408
	Whole Foods Market Inc.	32,677	2,984
	Lorillard Inc.	24,521	2,861
	Estee Lauder Cos. Inc.
	Class A	45,482	2,723
	Kellogg Co.	46,818	2,615
	Reynolds American Inc.	61,424	2,545
	Mead Johnson Nutrition Co.	38,381	2,529
	Kroger Co.	97,147	2,528
	ConAgra Foods Inc.	77,099	2,274
	Hershey Co.	28,397	2,051
	Beam Inc.	30,065	1,837
	Brown-Forman Corp.
	Class B	28,689	1,815
	Clorox Co.	24,687	1,808
	JM Smucker Co.	20,502	1,768
	Dr Pepper Snapple
	Group Inc.	39,442	1,743
	Coca-Cola Enterprises Inc.	51,165	1,623
	McCormick & Co. Inc.	25,065	1,592
*	Monster Beverage Corp.	28,122	1,487
	Molson Coors Brewing Co.
	Class B	29,360	1,256
	Campbell Soup Co.	33,930	1,184
	Avon Products Inc.	81,371	1,169
	Tyson Foods Inc. Class A	54,232	1,052
*	Constellation Brands Inc.
	Class A	28,605	1,012
	Safeway Inc.	45,292	819
	Hormel Foods Corp.	25,460	795
*	Dean Foods Co.	34,705	573
			256,003
Energy (11.0%)
	Exxon Mobil Corp.	863,157	74,706
	Chevron Corp.	370,609	40,078
	Schlumberger Ltd.	251,340	17,415
	ConocoPhillips	229,822	13,327
	Occidental Petroleum Corp.	153,460	11,757
	Anadarko Petroleum Corp.	94,523	7,024
	Phillips 66	118,461	6,290
	EOG Resources Inc.	51,341	6,202
	Halliburton Co.	175,712	6,095
	Apache Corp.	73,996	5,809
	National Oilwell Varco Inc.	80,843	5,526
	Kinder Morgan Inc.	119,555	4,224
	Williams Cos. Inc.	127,366	4,170
	Marathon Oil Corp.	133,818	4,103
	Marathon Petroleum Corp.	64,166	4,042
	Devon Energy Corp.	71,223	3,706
	Valero Energy Corp.	104,863	3,578
	Spectra Energy Corp.	126,068	3,452
	Noble Energy Inc.	33,643	3,423
	Baker Hughes Inc.	83,099	3,394
	Hess Corp.	56,286	2,981
*	Cameron International Corp.	46,657	2,634
	Ensco plc Class A	43,943	2,605
	Pioneer Natural
	Resources Co.	23,414	2,496
*	Southwestern Energy Co.	66,096	2,208
	Murphy Oil Corp.	34,951	2,081
	Cabot Oil & Gas Corp.	39,726	1,976
	Range Resources Corp.	30,881	1,940
*	FMC Technologies Inc.	45,010	1,928
	EQT Corp.	28,371	1,673

68

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Noble Corp.	47,810	1,665
	Chesapeake Energy Corp.	98,243	1,633
	CONSOL Energy Inc.	43,106	1,384
	Peabody Energy Corp.	50,785	1,351
*	Denbury Resources Inc.	73,638	1,193
	Tesoro Corp.	26,563	1,170
	Helmerich & Payne Inc.	20,028	1,122
	QEP Resources Inc.	33,700	1,020
	Diamond Offshore
	Drilling Inc.	13,176	895
*	Nabors Industries Ltd.	55,031	795
*	Rowan Cos. plc Class A	23,558	737
*	Newfield Exploration Co.	25,638	687
*	WPX Energy Inc.	37,722	561
			265,056
Financials (15.6%)
	Wells Fargo & Co.	926,904	31,682
	JPMorgan Chase & Co.	719,742	31,647
*	Berkshire Hathaway Inc.
	Class B	313,918	28,158
	Bank of America Corp.	2,040,461	23,669
	Citigroup Inc.	555,216	21,964
	US Bancorp	356,037	11,372
	Goldman Sachs Group Inc.	83,670	10,673
	American Express Co.	184,318	10,595
*	American International
	Group Inc.	279,508	9,867
	Simon Property Group Inc.	58,625	9,268
	MetLife Inc.	206,603	6,805
	Capital One Financial Corp.	110,156	6,381
	PNC Financial Services
	Group Inc.	100,010	5,832
	American Tower
	Corporation	74,911	5,788
	Bank of New York
	Mellon Corp.	221,203	5,685
	Travelers Cos. Inc.	72,272	5,191
	ACE Ltd.	64,400	5,139
	Morgan Stanley	261,657	5,003
	BlackRock Inc.	23,753	4,910
	Aflac Inc.	88,778	4,716
	Prudential Financial Inc.	87,779	4,681
	State Street Corp.	88,014	4,138
	Public Storage	27,299	3,957
	HCP Inc.	85,445	3,860
	BB&T Corp.	132,230	3,849
	Chubb Corp.	49,580	3,734
	Discover Financial Services	95,557	3,684
	Allstate Corp.	91,305	3,668
	Ventas Inc.	55,911	3,619
	Marsh & McLennan
	Cos. Inc.	102,892	3,547
	Equity Residential	60,804	3,446
	Aon plc	60,400	3,358
	Franklin Resources Inc.	26,215	3,295
	Prologis Inc.	87,142	3,180
	T. Rowe Price Group Inc.	48,253	3,143
	Boston Properties Inc.	28,587	3,025
	Health Care REIT Inc.	49,231	3,017
	Charles Schwab Corp.	207,209	2,976
	CME Group Inc.	58,035	2,943
	AvalonBay Communities Inc.	21,627	2,932
	SunTrust Banks Inc.	101,852	2,887
	Weyerhaeuser Co.	102,576	2,854
*	Berkshire Hathaway Inc.
	Class A	21	2,815
	Fifth Third Bancorp	169,949	2,582
	Vornado Realty Trust	32,101	2,571
	Ameriprise Financial Inc.	39,027	2,444

			Market
			Value•
		Shares	($000)
	Loews Corp.	58,841	2,398
	M&T Bank Corp.	23,008	2,266
	Progressive Corp.	105,579	2,228
	Invesco Ltd.	83,882	2,188
	Host Hotels & Resorts Inc.	137,018	2,147
	Northern Trust Corp.	41,261	2,070
	Regions Financial Corp.	267,508	1,905
	Hartford Financial
	Services Group Inc.	82,485	1,851
	Moody’s Corp.	36,654	1,844
*	IntercontinentalExchange Inc. 13,789		1,707
	SLM Corp.	87,135	1,493
	Kimco Realty Corp.	77,250	1,492
	Principal Financial Group Inc.	52,285	1,491
	KeyCorp	176,637	1,487
	NYSE Euronext	46,101	1,454
	XL Group plc Class A	56,843	1,424
	Lincoln National Corp.	52,250	1,353
	Plum Creek Timber Co. Inc.	30,469	1,352
*	CBRE Group Inc. Class A	57,144	1,137
	Comerica Inc.	36,128	1,096
	Cincinnati Financial Corp.	27,729	1,086
	Unum Group	52,023	1,083
	Huntington Bancshares Inc.	161,945	1,035
	Torchmark Corp.	17,856	923
	Leucadia National Corp.	37,581	894
	People’s United Financial Inc. 65,926		797
	Apartment Investment &
	Management Co. Class A	27,633	748
	Zions Bancorporation	34,895	747
	Hudson City Bancorp Inc.	89,204	725
*	Genworth Financial Inc.
	Class A	93,189	700
	Legg Mason Inc.	22,124	569
	NASDAQ OMX Group Inc.	22,317	558
	Assurant Inc.	15,101	524
	First Horizon National Corp.	46,392	460
*	E*TRADE Financial Corp.	48,751	436
			376,218
Health Care (12.0%)
	Johnson & Johnson	524,671	36,779
	Pfizer Inc.	1,393,924	34,960
	Merck & Co. Inc.	575,550	23,563
	Abbott Laboratories	299,278	19,603
	Amgen Inc.	145,367	12,548
*	Gilead Sciences Inc.	143,493	10,540
	UnitedHealth Group Inc.	193,428	10,491
	Bristol-Myers Squibb Co.	312,444	10,183
	Eli Lilly & Co.	193,344	9,536
*	Express Scripts Holding Co.	154,531	8,345
	Medtronic Inc.	191,527	7,856
	Baxter International Inc.	104,007	6,933
*	Biogen Idec Inc.	44,756	6,564
*	Celgene Corp.	80,154	6,310
	Allergan Inc.	58,239	5,342
	Covidien plc	89,700	5,179
	Thermo Fisher Scientific Inc.	68,239	4,352
	McKesson Corp.	44,644	4,329
*	Intuitive Surgical Inc.	7,524	3,689
	WellPoint Inc.	57,472	3,501
*	Alexion Pharmaceuticals Inc.	36,750	3,447
	Stryker Corp.	54,702	2,999
	Aetna Inc.	63,236	2,928
	Becton Dickinson and Co.	37,353	2,921
	Cigna Corp.	54,209	2,898
	Agilent Technologies Inc.	66,045	2,704
	Cardinal Health Inc.	64,269	2,647
	Zimmer Holdings Inc.	32,922	2,195
*	Cerner Corp.	27,588	2,142

			Market
			Value•
		Shares	($000)
*	Mylan Inc.	77,079	2,118
	St. Jude Medical Inc.	58,379	2,110
*	Watson Pharmaceuticals Inc.	24,161	2,078
	Humana Inc.	30,028	2,061
*	Edwards Lifesciences Corp.	21,875	1,972
	AmerisourceBergen Corp.
	Class A	44,620	1,927
*	DaVita HealthCare
	Partners Inc.	15,902	1,758
	Quest Diagnostics Inc.	30,080	1,753
	Perrigo Co.	16,754	1,743
*	Life Technologies Corp.	32,454	1,593
*	Forest Laboratories Inc.	44,268	1,563
*	Laboratory Corp. of
	America Holdings	17,839	1,545
*	Boston Scientific Corp.	259,062	1,484
*	Varian Medical Systems Inc.	20,772	1,459
*	Waters Corp.	16,407	1,429
	CR Bard Inc.	14,464	1,414
*	CareFusion Corp.	41,975	1,200
	Coventry Health Care Inc.	25,471	1,142
	DENTSPLY International Inc.	26,904	1,066
*	Hospira Inc.	31,317	978
	PerkinElmer Inc.	21,756	690
	Tenet Healthcare Corp.	20,208	656
	Patterson Cos. Inc.	15,800	541
	AbbVie Inc.	300	10
			289,774
Industrials (10.1%)
	General Electric Co.	1,985,317	41,672
	United Technologies Corp.	159,659	13,094
	Union Pacific Corp.	89,097	11,201
	3M Co.	120,538	11,192
	Caterpillar Inc.	123,854	11,095
	United Parcel Service Inc.
	Class B	135,516	9,992
	Boeing Co.	128,477	9,682
	Honeywell International Inc.	148,351	9,416
	Emerson Electric Co.	137,131	7,262
	Deere & Co.	74,105	6,404
	Danaher Corp.	110,220	6,161
	Precision Castparts Corp.	27,545	5,218
	FedEx Corp.	55,262	5,069
	Illinois Tool Works Inc.	80,806	4,914
	Eaton Corp. plc	87,298	4,732
	Lockheed Martin Corp.	50,846	4,693
	General Dynamics Corp.	62,832	4,352
	CSX Corp.	195,297	3,853
	Norfolk Southern Corp.	59,761	3,696
	Cummins Inc.	33,484	3,628
	Raytheon Co.	62,531	3,599
	Northrop Grumman Corp.	46,447	3,139
	PACCAR Inc.	66,844	3,022
	Waste Management Inc.	82,449	2,782
	Tyco International Ltd.	87,956	2,573
	Ingersoll-Rand plc	53,000	2,542
	Parker Hannifin Corp.	28,226	2,401
	Fastenal Co.	51,082	2,385
	Stanley Black & Decker Inc.	31,927	2,362
	WW Grainger Inc.	11,303	2,287
	Dover Corp.	33,968	2,232
	Rockwell Automation Inc.	26,456	2,222
	Roper Industries Inc.	18,657	2,080
	ADT Corp.	43,878	2,040
	Pentair Ltd.	39,774	1,955
	CH Robinson Worldwide Inc.	30,482	1,927
	Fluor Corp.	31,476	1,849
	Republic Services Inc.
	Class A	56,602	1,660

69

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Expeditors International of
	Washington Inc.	39,658	1,568
	Rockwell Collins Inc.	26,561	1,545
*	Stericycle Inc.	16,212	1,512
	Southwest Airlines Co.	139,089	1,424
	Flowserve Corp.	9,448	1,387
	L-3 Communications
	Holdings Inc.	17,881	1,370
	Textron Inc.	53,290	1,321
	Joy Global Inc.	20,045	1,278
	Pall Corp.	21,112	1,272
	Equifax Inc.	22,620	1,224
	Masco Corp.	67,255	1,120
*	Quanta Services Inc.	40,194	1,097
*	Jacobs Engineering
	Group Inc.	24,672	1,050
	Iron Mountain Inc.	31,604	981
	Xylem Inc.	35,148	953
	Snap-on Inc.	11,036	872
	Robert Half International Inc.	26,439	841
	Cintas Corp.	20,150	824
	Avery Dennison Corp.	19,028	664
	Dun & Bradstreet Corp.	8,367	658
	Ryder System Inc.	9,583	478
	Pitney Bowes Inc.	37,458	399
			244,221
Information Technology (19.0%)
	Apple Inc.	178,095	94,930
	International Business
	Machines Corp.	201,150	38,530
	Microsoft Corp.	1,434,063	38,332
*	Google Inc. Class A	50,390	35,745
	Oracle Corp.	711,687	23,713
	QUALCOMM Inc.	322,637	20,010
	Cisco Systems Inc.	1,005,201	19,752
	Intel Corp.	942,040	19,434
	Visa Inc. Class A	98,766	14,971
*	eBay Inc.	220,509	11,250
*	EMC Corp.	398,916	10,093
	Mastercard Inc. Class A	20,228	9,938
	Accenture plc Class A	120,879	8,038
	Texas Instruments Inc.	212,204	6,566
	Hewlett-Packard Co.	372,202	5,304
	Automatic Data
	Processing Inc.	91,947	5,242
*	Cognizant Technology
	Solutions Corp. Class A	56,893	4,213
*	Salesforce.com Inc.	24,762	4,162
*	Yahoo! Inc.	196,707	3,914
*	Adobe Systems Inc.	93,800	3,534
	Corning Inc.	279,457	3,527
	Broadcom Corp. Class A	98,289	3,264
	Intuit Inc.	52,773	3,140
	TE Connectivity Ltd.	80,000	2,970
	Motorola Solutions Inc.	53,153	2,960
	Dell Inc.	275,773	2,794
	Applied Materials Inc.	226,759	2,594
*	Symantec Corp.	131,380	2,471
	Analog Devices Inc.	56,924	2,394
*	Citrix Systems Inc.	35,396	2,327
*	NetApp Inc.	67,873	2,277
	Altera Corp.	60,600	2,087
*	SanDisk Corp.	45,855	1,997
*	Fiserv Inc.	25,265	1,997
*	Teradata Corp.	32,022	1,982
	Amphenol Corp. Class A	30,350	1,964

			Market
			Value•
		Shares	($000)
	Seagate Technology plc	63,671	1,941
*	Red Hat Inc.	36,568	1,937
*	Juniper Networks Inc.	97,671	1,921
	Paychex Inc.	61,220	1,906
	Xilinx Inc.	49,390	1,773
	Western Digital Corp.	41,595	1,767
	Fidelity National Information
	Services Inc.	47,195	1,643
	Xerox Corp.	238,417	1,626
	Western Union Co.	113,399	1,543
	KLA-Tencor Corp.	31,493	1,504
	Linear Technology Corp.	43,818	1,503
*	Autodesk Inc.	42,471	1,501
*	F5 Networks Inc.	15,006	1,458
	NVIDIA Corp.	118,147	1,452
	CA Inc.	63,247	1,390
*	Akamai Technologies Inc.	33,652	1,377
*	Micron Technology Inc.	192,340	1,221
	Microchip Technology Inc.	36,807	1,200
	Computer Sciences Corp.	29,314	1,174
*	Lam Research Corp.	32,425	1,172
*	VeriSign Inc.	29,264	1,136
*	BMC Software Inc.	26,847	1,065
	Harris Corp.	21,459	1,051
*	Electronic Arts Inc.	57,560	836
*	LSI Corp.	104,627	741
	Molex Inc.	26,129	714
	Jabil Circuit Inc.	35,461	684
	Total System Services Inc.	30,348	650
	FLIR Systems Inc.	28,363	633
	SAIC Inc.	53,755	609
*	Teradyne Inc.	35,637	602
*	JDS Uniphase Corp.	44,375	601
*	First Solar Inc.	11,225	347
*	Advanced Micro
	Devices Inc.	112,342	270
			459,364
Materials (3.6%)
	Monsanto Co.	101,194	9,578
	EI du Pont de Nemours
	& Co.	176,540	7,939
	Dow Chemical Co.	226,996	7,337
	Praxair Inc.	56,248	6,156
	Freeport-McMoRan
	Copper & Gold Inc.	179,738	6,147
	Newmont Mining Corp.	93,881	4,360
	LyondellBasell Industries
	NV Class A	71,810	4,100
	PPG Industries Inc.	28,984	3,923
	Ecolab Inc.	49,889	3,587
	Air Products & Chemicals Inc.	40,235	3,381
	International Paper Co.	83,220	3,315
	Mosaic Co.	52,443	2,970
	Nucor Corp.	60,060	2,593
	Sherwin-Williams Co.	16,160	2,486
	CF Industries Holdings Inc.	11,880	2,414
	Eastman Chemical Co.	29,006	1,974
	Alcoa Inc.	202,079	1,754
	Sigma-Aldrich Corp.	22,829	1,680
	FMC Corp.	26,094	1,527
	Ball Corp.	29,172	1,305
	Vulcan Materials Co.	24,577	1,279
	Airgas Inc.	13,279	1,212
	MeadWestvaco Corp.	33,078	1,054
	Cliffs Natural Resources Inc.	27,036	1,042

			Market
			Value•
		Shares	($000)
	International Flavors &
	Fragrances Inc.	15,442	1,027
*	Owens-Illinois Inc.	30,869	657
	Bemis Co. Inc.	19,421	650
	United States Steel Corp.	27,070	646
	Sealed Air Corp.	36,896	646
	Allegheny Technologies Inc.	20,373	619
			87,358
Telecommunication Services (3.0%)
	AT&T Inc.	1,075,339	36,250
	Verizon
	Communications Inc.	540,390	23,383
	CenturyLink Inc.	118,209	4,624
*	Crown Castle
	International Corp.	55,429	4,000
*	Sprint Nextel Corp.	567,788	3,219
	Windstream Corp.	111,127	920
	Frontier
	Communications Corp.	188,702	808
*	MetroPCS
	Communications Inc.	59,872	595
			73,799
Utilities (3.4%)
	Duke Energy Corp.	133,333	8,507
	Southern Co.	165,513	7,086
	Dominion Resources Inc.	108,796	5,636
	NextEra Energy Inc.	80,203	5,549
	Exelon Corp.	161,764	4,811
	American Electric
	Power Co. Inc.	91,784	3,917
	FirstEnergy Corp.	79,116	3,304
	PG&E Corp.	81,446	3,272
	PPL Corp.	109,990	3,149
	Consolidated Edison Inc.	55,488	3,082
	Sempra Energy	42,518	3,016
	Public Service Enterprise
	Group Inc.	95,687	2,928
	Edison International	61,713	2,789
	Xcel Energy Inc.	92,361	2,467
	Northeast Utilities	59,455	2,323
	Entergy Corp.	33,593	2,142
	DTE Energy Co.	32,548	1,955
	ONEOK Inc.	38,712	1,655
	Wisconsin Energy Corp.	43,576	1,606
	CenterPoint Energy Inc.	80,817	1,556
	NiSource Inc.	58,672	1,460
	Ameren Corp.	45,911	1,410
	NRG Energy Inc.	60,902	1,400
	AES Corp.	116,911	1,251
	CMS Energy Corp.	50,060	1,220
	SCANA Corp.	24,951	1,139
	Pinnacle West Capital Corp.	20,757	1,058
	AGL Resources Inc.	22,304	891
	Pepco Holdings Inc.	43,376	851
	Integrys Energy Group Inc.	14,722	769
	TECO Energy Inc.	38,149	639
			82,838
Total Common Stocks
(Cost $2,303,530)			2,411,394

70

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
2	Vanguard Market
	Liquidity Fund, 0.162%	9,554,270	9,554

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3	Fannie Mae Discount
	Notes, 0.097%, 3/27/13	200	200
[3,4]	Freddie Mac Discount
	Notes, 0.118%, 3/11/13	200	200
			400
Total Temporary Cash Investments
(Cost $9,954)			9,954
Total Investments (100.1%)
(Cost $2,313,484)			2,421,348
Other Assets and Liabilities (–0.1%)
Other Assets			5,840
Liabilities			(9,129)
			(3,289)
Net Assets (100%)
Applicable to 97,004,505 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,418,059
Net Asset Value Per Share			$24.93

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	2,195,925
Undistributed Net Investment Income	45,334
Accumulated Net Realized Gains	68,979
Unrealized Appreciation (Depreciation)
Investment Securities	107,864
Futures Contracts	(43)
Net Assets	2,418,059

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends	53,601
Interest[1]	14
Security Lending	52
Total Income	53,667
Expenses
The Vanguard Group—Note B
Investment Advisory Services	242
Management and Administrative	3,092
Marketing and Distribution	487
Custodian Fees	70
Auditing Fees	28
Shareholders’ Reports	42
Trustees’ Fees and Expenses	2
Total Expenses	3,963
Net Investment Income	49,704
Realized Net Gain (Loss)
Investment Securities Sold	68,356
Futures Contracts	1,155
Realized Net Gain (Loss)	69,511
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	216,346
Futures Contracts	(182)
Change in Unrealized
Appreciation (Depreciation)	216,164
Net Increase (Decrease) in Net Assets
Resulting from Operations	335,379

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,704	43,998
Realized Net Gain (Loss)	69,511	95,643
Change in Unrealized Appreciation (Depreciation)	216,164	(97,655)
Net Increase (Decrease) in Net Assets Resulting from Operations	335,379	41,986
Distributions
Net Investment Income	(44,386)	(38,306)
Realized Capital Gain[2]	(95,513)	(75,630)
Total Distributions	(139,899)	(113,936)
Capital Share Transactions
Issued	275,676	240,696
Issued in Lieu of Cash Distributions	139,899	113,936
Redeemed	(325,403)	(437,440)
Net Increase (Decrease) from Capital Share Transactions	90,172	(82,808)
Total Increase (Decrease)	285,652	(154,758)
Net Assets
Beginning of Period	2,132,407	2,287,165
End of Period[3]	2,418,059	2,132,407

1 Interest income from an affiliated company of the portfolio was $12,000.
2 Includes fiscal 2012 and 2011 short-term gain distributions totaling $1,498,000 and $5,402,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $45,334,000 and $40,016,000.
See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$22.85	$23.51	$21.11	$17.61	$29.54
Investment Operations
Net Investment Income	.512	.466	.410	.419	.520
Net Realized and Unrealized Gain (Loss)
on Investments	3.062	.034	2.678	3.931	(10.990)
Total from Investment Operations	3.574	.500	3.088	4.350	(10.470)
Distributions
Dividends from Net Investment Income	(.474)	(.390)	(.442)	(.500)	(.540)
Distributions from Realized Capital Gains	(1.020)	(.770)	(.246)	(.350)	(.920)
Total Distributions	(1.494)	(1.160)	(.688)	(.850)	(1.460)
Net Asset Value, End of Period	$24.93	$22.85	$23.51	$21.11	$17.61

Total Return	15.86%	1.93%	14.91%	26.44%	–36.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,418	$2,132	$2,287	$1,969	$1,513
Ratio of Total Expenses to
Average Net Assets	0.17%	0.17%	0.19%	0.19%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.13%	1.92%	1.91%	2.40%	2.18%
Portfolio Turnover Rate	9%	8%	12%	11%	10%

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

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Vanguard Equity Index Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $326,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,411,394	—	—
Temporary Cash Investments	9,554	400	—
Futures Contracts—Assets[1]	162	—	—
Total	2,421,110	400	—
1 Represents variation margin on the last day of the reporting period.

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Vanguard Equity Index Portfolio

D. At December 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2013	55	3,905	(49)
S&P 500 Index	March 2013	7	2,485	6

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $50,431,000 of ordinary income and $67,680,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $2,313,502,000. Net unrealized appreciation of investment securities for tax purposes was $107,846,000, consisting of unrealized gains of $476,499,000 on securities that had risen in value since their purchase and $368,653,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2012, the portfolio purchased $203,305,000 of investment securities and sold $202,514,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	11,356	10,304
Issued in Lieu of Cash Distributions	5,798	4,791
Redeemed	(13,459)	(19,078)
Net Increase (Decrease) in Shares Outstanding	3,695	(3,983)

At December 31, 2012, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Vanguard Total Stock Market Index Portfolio), were each the record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 65%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $94,015,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

76

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,059.05	$0.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.35	0.87

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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80

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive LLP (automotive components); Senior Advisor at New Mountain Capital; Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Member of the National Commission on the Humanities and Social Sciences; Trustee of Carnegie Corporation of New York and of the National Constitution Center; Chair of the U.S. Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive

Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Senior Vice President and Chief Financial Officer at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Director of TIFF Advisory Services, Inc. (investment advisor); Member of the Investment Advisory Committees of the Financial Industry Regulatory Authority (FINRA) and of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Board of the Federal Reserve Bank of Cleveland and of University Hospitals of Cleveland; Advisory Chairman of the Board of The Cleveland Museum of Art.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of SPX Corporation (multi-industry manufacturing); Overseer of the Amos Tuck School of Business Administration at Dartmouth College; Advisor to the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior ManagementTeam
Mortimer J. Buckley	Michael S. Miller
Kathleen C. Gubanich	James M. Norris
Paul A. Heller	Glenn W. Reed
Martha G. King	George U. Sauter
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

CFA® is a trademark owned by CFA Institute.

S&P ® and S&P 500 ® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Vanguard. The S&P Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. The Vanguard funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such products.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q680 022013

Annual Report | December 31, 2012
Vanguard Variable Insurance Fund

Balanced Portfolio	Small Company Growth Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Growth Portfolio
International Portfolio

> The broad U.S. stock market returned about 16% for the 12 months ended December 31, 2012.

> International stocks fared even better than their U.S. counterparts, with European stocks among the best performers.

> U.S. bonds produced solid returns for the period, despite their low yields.

Contents
Market Perspective	1
Balanced Portfolio	2
Capital Growth Portfolio	22
Diversified Value Portfolio	34
Equity Income Portfolio	46
Growth Portfolio	60
International Portfolio	75
Small Company Growth Portfolio	92

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMS Surprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Market Perspective

Dear Planholder,

We sometimes describe Vanguard as a company “with the intellectual rigor of Wall Street but with Midwestern values.” That’s also an apt description for Gus Sauter. Gus retired as our chief investment officer at the end of December, having set the highest of standards for both intellectual achievement and devotion to doing the right thing for clients.

During his 25 years at Vanguard, Gus played a pivotal role in transforming indexing from a novelty to an investing mainstay. He also developed our active quantitative equity strategies, oversaw the growth of our expertise in fixed income, and ultimately helped Vanguard to become a global investment manager responsible for $2 trillion in client assets. As for the Midwestern values, Gus—a native of Ohio, incidentally—served our clients with a dedication to thrift, candor, and common sense that has helped make Vanguard what it is.

An important aspect of Gus’s legacy is the team of world-class investment professionals that he cultivated at Vanguard. That team is now led by Tim Buckley, who oversaw our services for individual investors before becoming chief investment officer. I am confident that Tim will not only carry on Gus’s legacy, but also—as Gus himself put it—take Vanguard investment management to the next level.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
January 9, 2013

With help from central banks, stocks posted strong results
Stocks around the world recorded double-digit gains for the 12 months ended December 31, 2012, with international stocks faring even better than their U.S. counterparts.

European stocks shook off investors’ concerns to deliver some of the best results, rising about 19% compared with about 16% for U.S. stocks. The rally came as European central bankers moved to address worries about the finances of governments and banks. Still, Vanguard economists expect Europe to remain a trouble spot, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

In the United States, attention to the nation’s considerable budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to nervousness in the markets before policymakers reached a limited tax-rate agreement on the cusp of the new year. The compromise legislation, which President Barack Obama signed into law on January 2, addressed some immediate concerns, but a credible long-term deficit-reduction strategy had yet to be crafted to resolve the nation’s fiscal imbalance and open the way for growth.

Bond returns were solid, but challenges lie ahead
The broad U.S. taxable bond market returned about 4% for the 12 months. As bond prices rose, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it remained exceptionally low by historical standards.

Although bonds can provide critical diversification benefits to a portfolio, their prospects look much less promising than they had in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2012
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.42%	11.12%	1.92%
Russell 2000 Index (Small-caps)	16.35	12.25	3.56
Russell 3000 Index (Broad U.S. market)	16.42	11.20	2.04
MSCI All Country World Index ex USA (International)	16.83	3.87	–2.89

Bonds
Barclays U.S. Aggregate Bond Index
(Broad taxable market)	4.21%	6.19%	5.95%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.78	6.57	5.91
Citigroup Three-Month Treasury Bill Index	0.07	0.08	0.44

CPI
Consumer Price Index	1.74%	2.06%	1.80%

Vanguard® Balanced Portfolio

Vanguard Balanced Portfolio returned 12.56% in 2012. This strong result was a bit less than the 13.36% return of its benchmark index and the peer group’s average return of 13.40%. At year-end, the portfolio’s 30-day SEC yield stood at 2.27%, a bit below its level when 2012 began.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As stocks and bonds rallied, balanced strategies prospered
The Balanced Portfolio invests about two-thirds of its assets in stocks and about one-third in bonds. Within those asset classes, the fund focuses on large-capitalization value stocks and investment-grade corporate bonds, both of which performed well during the 12 months.

The portfolio’s stocks finished the period a few steps behind the return of its equity benchmark, the Standard & Poor’s 500 Index. Consumer discretionary stocks were a highlight, especially those of home improvement retailers and media companies. Financials generated strong returns in absolute terms as banks, brokerages, and insurance companies put more distance between themselves and the legacies of the financial crisis. The portfolio’s holdings weren’t quite as strong as those in the benchmark, however, which explained some of its shortfall for the period. Energy stocks also restrained relative returns as economic uncertainty and the abundance of natural gas weighed on the prices of all hydrocarbons.

The portfolio’s fixed income holdings produced a return in line with that of its bond benchmark, the Barclays U.S. Credit A or Better Bond Index. The portfolio paid a small price for holding lower-returning U.S. Treasury securities, an investment that can reduce the cost of portfolio rebalancing and provide a cushion in times of market duress.

An unusual but gratifying ten-year performance
Portfolio rebalancing is about risk control, not return enhancement. Over time, it’s reasonable to expect a regularly rebalanced portfolio of stocks and bonds to produce a return between those of the two asset classes. During the past decade, however, the Balanced Portfolio outperformed both. The portfolio returned an average of 8.20% per year, surpassing the average annual returns of its benchmark index (6.82%), its peer group (5.84%), the S&P 500 Index (7.10%), and the Barclays U.S. Credit A or Better Bond Index (5.55%).

This unusual result reflects excellent security selection by the portfolio’s advisor, Wellington Management Company, and the benefits of rebalancing—buying low and selling high—in volatile markets. We wouldn’t expect this type of result to persist indefinitely, simply because we expect stocks to outperform bonds over the long term. Again, rebalancing is about risk control. During the past decade, however, regular rebalancing delivered a return bonus.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Balanced Portfolio	12.56%	8.20%
Composite Stock/Bond Index[1]	13.36	6.82
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	13.40	5.84

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.29%	0.46%

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Balanced Portfolio’s expense ratio was 0.26%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 12.56% for the year ended December 31, 2012. This result trailed the 13.40% average return of the portfolio’s peer group and the 13.36% return of its blended benchmark, a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds. The portfolio’s equity portion modestly trailed the Standard & Poor’s 500 Index, and the fixed income portion finished about on par with its benchmark, the Barclays U.S. Credit A or Better Bond Index.

The investment environment
From start to finish, both stocks and bonds generated positive total returns for investors in 2012. The markets were fairly volatile, though.

Economic data released throughout the 12 months painted a mixed picture of the U.S. economy. Consumer confidence weakened, and the labor market remained sluggish. But enthusiasm over a housing recovery grew as home prices rose year over year for the first time since 2006. U.S. equities moved higher in part because of central bank interventions around the globe.

The Federal Reserve’s extremely accommodative stance, intended to help spur the economy, also supported fixed income assets. In September, the Fed announced a third round of quantitative easing involving its buying an additional $40 billion of mortgage-backed securities a month.

Our successes
Stock selection during the year was strongest in the consumer discretionary sector and was beneficial to a lesser extent in industrials and consumer staples. The portfolio’s equity sector allocation—more specifically, an overweighting of financials and an underweighting of information technology stocks—contributed to relative returns. Sector overweightings or underweightings relative to the S&P 500 Index tend to be indirect consequences of our more explicit and deliberate individual stock-selection decisions.

Comcast was our top equity contributor during the period. Other leading contributors included eBay, Time Warner, Lowe’s, JPMorgan Chase, and Wells Fargo. The fund benefited from not owning Hewlett-Packard, an S&P 500 Index constituent that declined sharply.

Shares of Comcast—the largest U.S. cable communications company and new owner of NBC Universal—outperformed after it posted strong earnings, thanks in part to better-than-expected ad revenue from the 2012 London Olympics. We view Comcast favorably and think the NBC Universal acquisition should add significantly to its operating free cash flow in the next several years. Comcast’s market-share gains in high-margin residential and commercial phone and data services should outweigh video losses over the longer term.

Selected Equity Portfolio Changes:
Year Ended December 31, 2012

Additions	Comments
Eaton	We initiated a new position in this diversified power-management company in the spring. Eaton’s recent acquisition of Cooper
Industries will create a combined company that has a majority of its business in electrical products. We believe the merger of Eaton and Cooper’s electrical businesses will enhance value while also supporting the combined company’s long-term growth rate and
making it less cyclical. We were attracted by Eaton’s valuation, strong cash flows, and solid dividend yield.
General Mills	Given its attractive stock valuation after management’s missteps in the Greek yogurt market, we initiated a new position in this global food company, known for its Pillsbury, Yoplait, Betty
Crocker, and Cheerios brands. After initially buying the shares in March, we added more in subsequent months. The company
is coming to market with competitive products, and we expect investors to respond favorably over time. General Mills is highly cash-generative, with a solid balance sheet, a strong management team, and a history of paying and raising dividends.

Deletions	Comments
Total	Over the summer we eliminated the portfolio’s holding in this
France-based integrated oil and gas company, which has
operations worldwide. Its production volumes had fallen short of our expectations, and we were concerned about a deteriorating free cash-flow position relative to peers. Total has struggled with disruptions and outages at multiple locations.
Home Depot	We also sold this leading home-improvement retailer. Shares
outperformed after it posted solid earnings and raised its outlook for the full fiscal year. With investors gaining confidence that
Home Depot will benefit from a recovery in the housing market, the stock approached our price target, its valuation became less favorable, and we chose to eliminate our holding.

Vanguard Balanced Portfolio

The portfolio’s fixed income component benefited from our allocation to mortgage-backed securities, predominantly agency pass-through certificates. Security selection was also strong within corporate credit, especially in industrials. Our overweight allocation to utility bonds also boosted relative returns.

Our shortfalls
Security selection detracted from the portfolio’s equity performance on the whole. Our stock picks within the energy, health care, and financial sectors lagged the most.

The most significant individual detractors included BG Group and Occidental Petroleum (we increased our holdings in both), Exelon (we added it when the stock was undervalued), Baker Hughes (which we added), and Total and Kinross Gold (we eliminated holdings in both). In terms of relative performance, the equity portfolio also suffered from our decision not to hold Apple, a stock whose profile did not fit our investment style during the period. We have no reservations about Apple’s products but are concerned about the company’s margins and question their long-term sustainability.

BG Group is a global producer of oil and gas. Its lowered growth outlook—primarily attributed to project delays in Brazil and weak production in Egypt—was at least partly responsible for the stock’s under-performance. BG’s long-serving CEO retired as expected at year-end, and the new CEO will, we hope, bring renewed focus on creating value from the company’s many compelling assets. BG maintains an excellent asset base with many growth opportunities.

Our underweight exposure to noncorporate credit sectors, including sovereign, supranational, foreign agency, and local agency bonds, hindered relative returns.

The portfolio’s positioning
At the end of the year, our largest overweight stock positions included Wells Fargo, Comcast, and Merck. By sector, the fund’s overweightings included health care, financials, and industrials.

In financials, we are focusing on high-quality institutions with solid balance sheets, strong management teams, and attractive valuations. We remain less enthusiastic about equity REITs, a subsector that we believe does not currently offer an attractive risk–reward profile. In health care, we are targeting stocks that offer stable cash flows and high dividend yields and trade at attractive valuations. We view the market as overly pessimistic about the regulatory environment and patent expirations. Among the portfolio’s health care companies, research and development spending has been focused on drugs that we think are likelier to win regulatory approval.

Stocks in which we were significantly underweighted included Apple and Google, which are among the ten largest constituents in the S&P 500 Index; the portfolio did not own shares of either at year-end. (We briefly held Google during the summer, but it approached our price target before we could build a full position, and we sold it in September.) In terms of industry exposure, we finished the year underweighted in the information technology, consumer staples, and consumer discretionary sectors. Many consumer staples stocks are at historically high valuations, and we are having difficulty finding value in that sector. The IT underweighting is partly a result of our choice not to own Apple; as noted earlier, we think the stock’s risk–reward profile at its current valuation is unattractive.

The bond portfolio finished 2012 with a duration shorter than that of its benchmark. We remain largely invested in corporate bonds but also hold Treasuries, which tend to provide some downside protection when the economic cycle unexpectedly worsens. We also have a large out-of-benchmark position in agency mortgage-backed securities that offer attractive yields and superior liquidity relative to corporate bonds.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

January 13, 2013

Vanguard Balanced Portfolio

Portfolio Profile
As of December 31, 2012

Total Portfolio Characteristics
Yield[1]	2.3%
Turnover Rate	24%
Expense Ratio[2]	0.29%
Short-Term Reserves	0.6%

Total Portfolio Volatility Measures[3]
	Portfolio Versus	Portfolio Versus
	Composite Index[4]	Broad Index[5]
R-Squared	0.98	0.96
Beta	1.00	0.62

Equity and Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[6]	Index[5]
Number of Stocks	98	500	3,604
Median Market Cap	$62.0B	$56.4B	$35.1B
Price/Earnings Ratio	14.0x	15.9x	16.8x
Price/Book Ratio	1.8x	2.1x	2.1x
Dividend Yield	2.8%	2.3%	2.1%
Return on Equity	16.9%	18.7%	17.1%
Earnings Growth Rate	5.7%	9.7%	9.7%
Foreign Holdings	8.2%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[8]
Number of Bonds	476	2,731	8,109
Yield to Maturity	2.2%[9]	2.2%	1.7%
Average Coupon	4.0%	4.3%	3.6%
Average Effective
Maturity	8.8 years	9.9 years	7.0 years
Average Duration	5.9 years	6.8 years	5.1 years

Ten Largest Stocks[10] (% of equity portfolio)
Exxon Mobil Corp.	Integrated Oil
	& Gas	3.4%
Wells Fargo & Co.	Diversified Banks	3.0
Pfizer Inc.	Pharmaceuticals	2.8
JPMorgan Chase & Co.	Diversified
	Financial Services	2.6
AT&T Inc.	Integrated
	Telecommunication
	Services	2.5
Merck & Co. Inc.	Pharmaceuticals	2.5
International Business	IT Consulting &
Machines Corp.	Other Services	2.4
Comcast Corp. Class A	Cable & Satellite	2.4
Chevron Corp.	Integrated Oil
	& Gas	2.0
Johnson & Johnson	Pharmaceuticals	1.8
Top Ten		25.4%
Top Ten as % of Total Net Assets		16.7%

Sector Diversification (% of equity exposure)
	Comparative		Broad
Portfolio		Index[6]	Index[5]
Consumer Discretionary	9.6%	11.5%	12.3%
Consumer Staples	8.5	10.6	9.3
Energy	11.7	11.0	10.2
Financials	18.2	15.6	16.9
Health Care	16.1	12.0	11.7
Industrials	12.7	10.1	11.1
Information Technology	13.0	19.1	18.3
Materials	3.2	3.6	4.0
Telecommunication
Services	2.9	3.1	2.7
Utilities	4.1	3.4	3.5

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Balanced Portfolio’s expense ratio was 0.26%.
3 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
4 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
5 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
6 S&P 500 Index.
7 Barclays U.S. Credit A or Better Bond Index.
8 Barclays U.S. Aggregate Bond Index.
9 Before expenses.
10 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Balanced Portfolio

Distribution by Credit Quality
(% of fixed income portfolio)
U.S. Government	20.4%
Aaa	2.7
Aa	13.8
A	42.6
Baa	15.8
Not Rated	4.7

Sector Diversification[1]
(% of fixed income portfolio)
Asset-Backed/Commercial Mortgage-Backed	2.9%
Finance	28.7
Foreign	2.2
Government Mortgage-Backed	6.2
Industrial	33.1
Treasury/Agency	13.7
Utilities	7.8
Other	5.4

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	12.56%	4.28%	8.20%	$21,997
S&P 500 Index	16.00	1.66	7.10	19,858
Composite Stock/Bond Index[1]	13.36	3.81	6.82	19,334
Variable Insurance Mixed-Asset Target
Growth Funds Average[2]	13.40	1.97	5.84	17,637
Dow Jones U.S. Total Stock Market
Float-Adjusted Index	16.38	2.21	7.95	21,484

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Weighted 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (65.6%)
Consumer Discretionary (6.3%)
Comcast Corp. Class A	705,135	26,358
Time Warner Inc.	387,556	18,537
Walt Disney Co.	301,760	15,025
Lowe’s Cos. Inc.	412,090	14,637
Target Corp.	228,720	13,533
Ford Motor Co.	1,016,580	13,165
Johnson Controls Inc.	170,970	5,249
		106,504
Consumer Staples (5.6%)
PepsiCo Inc.	248,880	17,031
Procter & Gamble Co.	215,227	14,612
CVS Caremark Corp.	297,120	14,366
Philip Morris
International Inc.	155,620	13,016
Unilever NV	246,280	9,432
General Mills Inc.	202,300	8,175
Coca-Cola Co.	170,240	6,171
Archer-Daniels-Midland Co.	208,210	5,703
Kraft Foods Group Inc.	78,000	3,546
Anheuser-Busch InBev NV	22,975	2,008
		94,060
Energy (7.6%)
Exxon Mobil Corp.	432,175	37,405
Chevron Corp.	202,630	21,912
Anadarko Petroleum Corp.	251,990	18,725
BP plc ADR	386,550	16,096
Occidental Petroleum Corp.	168,290	12,893
Baker Hughes Inc.	207,240	8,464
BG Group plc	419,360	7,032
Encana Corp.	188,762	3,730
Petroleo Brasileiro SA ADR	161,600	3,146
		129,403
Financials (12.0%)
Wells Fargo & Co.	987,330	33,747
JPMorgan Chase & Co.	658,918	28,973
ACE Ltd.	229,130	18,285
PNC Financial Services
Group Inc.	254,330	14,830
Prudential Financial Inc.	270,240	14,412
BlackRock Inc.	60,300	12,465
UBS AG	573,661	9,029
Standard Chartered plc	319,609	8,102
US Bancorp	244,250	7,801
Bank of America Corp.	653,730	7,583
* American International
Group Inc.	191,900	6,774
Swiss Re AG	87,580	6,392
Citigroup Inc.	161,370	6,384
Mitsubishi UFJ Financial
Group Inc.	1,063,630	5,724

			Market
			Value•
		Shares	($000)
	MetLife Inc.	151,230	4,981
	HSBC Holdings plc ADR	84,520	4,485
	Marsh &
	McLennan Cos. Inc.	128,870	4,442
	Chubb Corp.	39,840	3,001
	State Street Corp.	63,480	2,984
	Hartford Financial Services
	Group Inc.	91,970	2,064
			202,458
Health Care (10.6%)
	Pfizer Inc.	1,232,573	30,913
	Merck & Co. Inc.	671,069	27,474
	Johnson & Johnson	288,630	20,233
	Eli Lilly & Co.	357,600	17,637
	Medtronic Inc.	366,410	15,030
	Roche Holding AG	73,247	14,922
	Cardinal Health Inc.	319,650	13,163
	AstraZeneca plc ADR	210,270	9,939
	Teva Pharmaceutical
	Industries Ltd. ADR	220,860	8,247
	UnitedHealth Group Inc.	148,730	8,067
	Bristol-Myers Squibb Co.	206,070	6,716
*	Gilead Sciences Inc.	43,950	3,228
*	Celgene Corp.	39,310	3,095
			178,664
Industrials (8.3%)
	Honeywell
	International Inc.	252,540	16,029
	General Electric Co.	729,720	15,317
	Deere & Co.	160,240	13,848
	FedEx Corp.	147,450	13,524
	United Parcel Service Inc.
	Class B	170,410	12,564
	Eaton Corp. plc	198,700	10,769
	Raytheon Co.	185,360	10,669
	Siemens AG	86,514	9,403
	Union Pacific Corp.	64,720	8,137
	Boeing Co.	102,900	7,755
	United Technologies Corp.	78,400	6,430
	Schneider Electric SA	78,546	5,858
	Lockheed Martin Corp.	57,920	5,345
	General Dynamics Corp.	54,940	3,806
	Waste Management Inc.	46,390	1,565
			141,019
Information Technology (8.5%)
	International Business
	Machines Corp.	137,810	26,398
	Microsoft Corp.	746,090	19,943
	Intel Corp.	694,090	14,319
	Cisco Systems Inc.	634,300	12,464
	Texas Instruments Inc.	397,010	12,283
	Oracle Corp.	367,550	12,247

		Market
		Value•
	Shares	($000)
* eBay Inc.	213,330	10,884
Automatic Data
Processing Inc.	141,060	8,042
Accenture plc Class A	117,550	7,817
QUALCOMM Inc.	117,450	7,284
* EMC Corp.	244,300	6,181
* Yahoo! Inc.	296,920	5,909
		143,771
Materials (2.1%)
Dow Chemical Co.	457,770	14,795
Air Products &
Chemicals Inc.	124,360	10,449
CRH plc ADR	215,620	4,386
BASF SE	37,204	3,497
Goldcorp Inc.	79,200	2,906
		36,033
Telecommunication Services (1.9%)
AT&T Inc.	832,992	28,080
Vodafone Group plc	1,498,211	3,768
		31,848
Utilities (2.7%)
NextEra Energy Inc.	195,250	13,509
Dominion Resources Inc.	240,050	12,435
Edison International	195,350	8,828
Exelon Corp.	274,000	8,149
Duke Energy Corp.	35,526	2,266
		45,187
Total Common Stocks
(Cost $871,691)		1,108,947

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.7%)
U.S. Government Securities (4.5%)
	United States Treasury Note/Bond	0.250%	9/30/14	6,000	6,001
	United States Treasury Note/Bond	0.250%	10/31/14	31,550	31,555
	United States Treasury Note/Bond	0.250%	11/30/14	5,400	5,400
	United States Treasury Note/Bond	1.500%	6/30/16	13,710	14,209
	United States Treasury Note/Bond	0.875%	1/31/17	534	541
	United States Treasury Note/Bond	0.750%	10/31/17	7,500	7,521
	United States Treasury Note/Bond	2.125%	8/15/21	485	509
	United States Treasury Note/Bond	2.000%	11/15/21	4,239	4,395
	United States Treasury Note/Bond	1.625%	8/15/22	450	447
	United States Treasury Note/Bond	1.625%	11/15/22	5,200	5,137
					75,715
Conventional Mortgage-Backed Securities (2.0%)
[1,2]	Freddie Mac Gold Pool	4.000%	11/1/13–
			9/1/41	20	21
[1,2]	Freddie Mac Gold Pool	5.000%	3/1/28–
			8/1/41	24,856	26,809
[1,2]	Freddie Mac Gold Pool	5.500%	11/1/22–
			1/1/42	6,308	6,826
2	Ginnie Mae I Pool	7.000%	11/15/31–
			11/15/33	242	282
2	Ginnie Mae I Pool	8.000%	9/15/30	79	82
					34,020
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2]	Fannie Mae REMICS	3.500%	4/25/31	245	256
[1,2]	Fannie Mae REMICS	4.000%	9/25/29–
			5/25/31	470	516
[1,2]	Freddie Mac REMICS	3.500%	3/15/31	145	151
[1,2]	Freddie Mac REMICS	4.000%	12/15/30–
			4/15/31	2,726	2,985
					3,908
Total U.S. Government and Agency Obligations (Cost $112,712)					113,643
Asset-Backed/Commercial Mortgage-Backed Securities (0.7%)
2	Ally Auto Receivables Trust 2010-4	1.350%	12/15/15	315	318
[2,3]	Ally Master Owner Trust	2.880%	4/15/15	500	503
2	Ally Master Owner Trust	2.150%	1/15/16	1,351	1,358
2	Ally Master Owner Trust	1.540%	9/15/19	2,695	2,705
2	AmeriCredit Automobile
	Receivables Trust 2011-3	1.170%	1/8/16	260	261
[2,3]	Avis Budget Rental Car Funding
	AESOP LLC	2.090%	4/20/15	1,375	1,371
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	505
2	Credit Suisse First Boston Mortgage
	Securities Corp.	4.597%	3/15/35	80	80
[2,4]	Ford Credit Floorplan Master
	Owner Trust	2.120%	2/15/16	520	526
[2,3]	Ford Credit Floorplan Master
	Owner Trust	4.200%	2/15/17	890	954
2	Ford Credit Floorplan Master
	Owner Trust	1.920%	1/15/19	772	794
2	GE Capital Credit Card Master
	Note Trust	3.800%	11/15/17	870	916
2	GE Commercial Mortgage Corp.
	Series 2003-C2 Trust	5.145%	7/10/37	260	264
[2,3]	Hertz Vehicle Financing LLC	2.200%	3/25/16	890	914
[2,3]	Marriott Vacation Club Owner
	Trust 2006-2	5.362%	10/20/28	70	72
2	Morgan Stanley Dean Witter Capital I	5.080%	9/15/37	70	70
2	Santander Drive Auto Receivables
	Trust 2011-1	2.350%	11/16/15	245	249
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $11,717)					11,860

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (22.8%)
Finance (9.4%)
	Banking (7.1%)
	American Express Centurion Bank	6.000%	9/13/17	500	603
	American Express Credit Corp.	5.875%	5/2/13	1,300	1,323
	American Express Credit Corp.	2.750%	9/15/15	100	105
	American Express Credit Corp.	2.375%	3/24/17	1,920	2,012
	Bank of America Corp.	6.000%	9/1/17	1,010	1,182
	Bank of America Corp.	5.750%	12/1/17	500	580
	Bank of America Corp.	5.875%	1/5/21	3,000	3,588
	Bank of America Corp.	5.875%	2/7/42	260	324
	Bank of America NA	5.300%	3/15/17	2,000	2,254
	Bank of Montreal	2.500%	1/11/17	2,030	2,131
	Bank of New York Mellon Corp.	4.950%	3/15/15	1,345	1,462
	Bank of Nova Scotia	3.400%	1/22/15	2,100	2,212
	Barclays Bank plc	2.375%	1/13/14	2,100	2,136
	Barclays Bank plc	5.125%	1/8/20	400	456
	BB&T Corp.	4.900%	6/30/17	1,000	1,113
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	283
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	533
	BNY Mellon NA	4.750%	12/15/14	250	269
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	1,400	1,471
	Capital One Bank USA NA	6.500%	6/13/13	650	666
	Capital One Financial Corp.	2.150%	3/23/15	670	683
	Capital One Financial Corp.	3.150%	7/15/16	300	319
	Capital One Financial Corp.	4.750%	7/15/21	400	463
	Citigroup Inc.	4.587%	12/15/15	570	621
	Citigroup Inc.	3.953%	6/15/16	826	887
	Citigroup Inc.	4.450%	1/10/17	1,305	1,446
	Citigroup Inc.	6.125%	11/21/17	2,320	2,763
	Citigroup Inc.	6.125%	5/15/18	255	306
	Citigroup Inc.	5.375%	8/9/20	525	620
	Citigroup Inc.	4.500%	1/14/22	500	554
	Citigroup Inc.	6.625%	6/15/32	2,000	2,302
	Citigroup Inc.	6.125%	8/25/36	1,000	1,091
	Citigroup Inc.	8.125%	7/15/39	180	269
	Citigroup Inc.	5.875%	1/30/42	35	43
3	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA	3.200%	3/11/15	1,300	1,360
3	Credit Agricole SA	3.500%	4/13/15	1,255	1,294
	Credit Suisse	5.000%	5/15/13	2,250	2,287
	Credit Suisse	2.200%	1/14/14	1,220	1,239
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	2,098
	Goldman Sachs Group Inc.	3.700%	8/1/15	750	789
	Goldman Sachs Group Inc.	5.350%	1/15/16	2,500	2,759
	Goldman Sachs Group Inc.	5.625%	1/15/17	1,000	1,096
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,547
	Goldman Sachs Group Inc.	5.250%	7/27/21	165	188
	Goldman Sachs Group Inc.	5.750%	1/24/22	160	188
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	2,180
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,538
	Goldman Sachs Group Inc.	6.250%	2/1/41	670	812
3	HSBC Bank plc	2.000%	1/19/14	180	181
3	HSBC Bank plc	3.500%	6/28/15	500	531
3	HSBC Bank plc	4.750%	1/19/21	1,700	1,949
	HSBC Bank USA NA	4.625%	4/1/14	1,290	1,345
	HSBC Holdings plc	4.000%	3/30/22	1,595	1,738
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,238
	HSBC Holdings plc	6.100%	1/14/42	500	657
	HSBC USA Inc.	1.625%	1/16/18	1,005	1,004
3	ING Bank NV	2.650%	1/14/13	1,000	1,000
3	ING Bank NV	2.000%	10/18/13	1,000	1,006
3	ING Bank NV	3.750%	3/7/17	600	634
	JPMorgan Chase & Co.	5.125%	9/15/14	580	616
	JPMorgan Chase & Co.	3.700%	1/20/15	500	526
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,796
	JPMorgan Chase & Co.	6.300%	4/23/19	465	572
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,160
	JPMorgan Chase & Co.	4.350%	8/15/21	1,012	1,131

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	3.250%	9/23/22	970	998
	JPMorgan Chase & Co.	5.600%	7/15/41	2,400	2,982
	JPMorgan Chase & Co.	5.400%	1/6/42	750	901
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	2,000	2,197
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,250	1,512
	Morgan Stanley	6.750%	10/15/13	1,000	1,040
	Morgan Stanley	6.000%	5/13/14	373	395
	Morgan Stanley	6.000%	4/28/15	1,000	1,086
	Morgan Stanley	3.800%	4/29/16	255	267
	Morgan Stanley	5.450%	1/9/17	1,000	1,107
	Morgan Stanley	5.625%	9/23/19	200	225
	Morgan Stanley	5.750%	1/25/21	1,740	1,966
	Morgan Stanley	6.250%	8/9/26	3,000	3,496
	National City Corp.	6.875%	5/15/19	1,000	1,242
3	Nordea Bank AB	2.125%	1/14/14	1,010	1,022
3	Nordea Bank AB	3.700%	11/13/14	570	598
	Northern Trust Corp.	3.450%	11/4/20	255	274
	Paribas	6.950%	7/22/13	2,000	2,055
	PNC Bank NA	4.875%	9/21/17	1,500	1,717
2	PNC Financial Services Group Inc.	8.250%	5/29/49	1,300	1,323
3	Societe Generale SA	5.200%	4/15/21	600	663
3	Standard Chartered plc	3.850%	4/27/15	380	400
	State Street Corp.	5.375%	4/30/17	2,775	3,255
3	Svenska Handelsbanken AB	4.875%	6/10/14	1,400	1,470
	Svenska Handelsbanken AB	2.875%	4/4/17	1,000	1,058
	UBS AG	3.875%	1/15/15	1,000	1,054
	UBS AG	5.875%	7/15/16	1,500	1,680
	UBS AG	4.875%	8/4/20	300	347
	US Bancorp	2.875%	11/20/14	800	833
	US Bancorp	1.650%	5/15/17	600	612
	US Bank NA	6.300%	2/4/14	1,000	1,060
	Wachovia Bank NA	6.600%	1/15/38	2,000	2,723
	Wachovia Corp.	5.250%	8/1/14	1,160	1,235
	Wachovia Corp.	7.500%	4/15/35	1,000	1,333
	Wells Fargo & Co.	3.625%	4/15/15	925	982
	Wells Fargo & Co.	5.625%	12/11/17	820	976
	Wells Fargo & Co.	3.500%	3/8/22	840	891

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	361

	Finance Companies (0.7%)
	General Electric Capital Corp.	4.625%	1/7/21	2,500	2,835
	General Electric Capital Corp.	5.300%	2/11/21	795	922
	General Electric Capital Corp.	3.150%	9/7/22	2,176	2,223
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,296
	General Electric Capital Corp.	6.150%	8/7/37	1,545	1,900
	General Electric Capital Corp.	5.875%	1/14/38	515	626
	General Electric Capital Corp.	6.875%	1/10/39	600	813

	Insurance (1.3%)
	ACE INA Holdings Inc.	2.600%	11/23/15	600	631
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,571
	Aetna Inc.	1.750%	5/15/17	60	61
	Aetna Inc.	6.500%	9/15/18	335	415
	Allstate Corp.	5.000%	8/15/14	1,000	1,069
	Allstate Corp.	6.750%	5/15/18	1,000	1,251
2	Allstate Corp.	6.125%	5/15/67	1,000	1,037
	Genworth Global Funding Trusts	5.750%	5/15/13	1,000	1,016
[2,3]	Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,590
	MetLife Inc.	4.125%	8/13/42	145	145
3	Metropolitan Life Global Funding I	5.125%	6/10/14	2,000	2,124
3	New York Life Global Funding	1.650%	5/15/17	600	612
3	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,532
	Prudential Financial Inc.	5.150%	1/15/13	425	426
	Prudential Financial Inc.	4.750%	4/1/14	2,300	2,406
	Prudential Financial Inc.	3.000%	5/12/16	450	475
	UnitedHealth Group Inc.	6.000%	6/15/17	500	601

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	UnitedHealth Group Inc.	6.000%	2/15/18	700	848
	UnitedHealth Group Inc.	3.875%	10/15/20	601	667
	WellPoint Inc.	3.125%	5/15/22	1,610	1,617
	WellPoint Inc.	3.300%	1/15/23	226	231

	Real Estate Investment Trusts (0.3%)
	Duke Realty LP	6.500%	1/15/18	225	267
	HCP Inc.	3.750%	2/1/16	210	222
	Simon Property Group LP	5.100%	6/15/15	1,000	1,100
	Simon Property Group LP	6.100%	5/1/16	1,800	2,076
3	WEA Finance LLC	7.125%	4/15/18	1,000	1,233
					158,703
Industrial (10.9%)
	Basic Industry (0.3%)
	Agrium Inc.	6.125%	1/15/41	210	253
	EI du Pont de Nemours & Co.	2.750%	4/1/16	1,400	1,480
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,879
	Rio Tinto Finance USA plc	3.500%	3/22/22	1,300	1,366

	Capital Goods (0.7%)
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,312
	Caterpillar Inc.	2.600%	6/26/22	705	711
	General Dynamics Corp.	3.875%	7/15/21	355	398
	General Electric Co.	4.125%	10/9/42	320	328
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,170
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,506
	John Deere Capital Corp.	1.700%	1/15/20	520	516
3	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,598
	United Technologies Corp.	4.875%	5/1/15	220	242
	United Technologies Corp.	1.800%	6/1/17	155	159
	United Technologies Corp.	3.100%	6/1/22	535	566
	United Technologies Corp.	7.500%	9/15/29	770	1,130
	United Technologies Corp.	6.050%	6/1/36	675	883
	United Technologies Corp.	4.500%	6/1/42	325	360

	Communication (2.2%)
	America Movil SAB de CV	3.125%	7/16/22	635	647
	America Movil SAB de CV	4.375%	7/16/42	530	538
	AT&T Inc.	5.100%	9/15/14	500	537
	AT&T Inc.	1.400%	12/1/17	1,400	1,403
	AT&T Inc.	5.600%	5/15/18	1,000	1,202
	AT&T Inc.	6.450%	6/15/34	1,595	2,035
	AT&T Inc.	6.800%	5/15/36	500	666
	AT&T Inc.	6.550%	2/15/39	200	262
	BellSouth Corp.	6.550%	6/15/34	2,975	3,563
	BellSouth Telecommunications Inc.	7.000%	12/1/95	1,000	1,232
	CBS Corp.	4.300%	2/15/21	675	742
	CBS Corp.	3.375%	3/1/22	395	410
	Comcast Corp.	5.700%	5/15/18	500	604
	Comcast Corp.	5.650%	6/15/35	110	128
	Comcast Corp.	6.500%	11/15/35	115	147
	Comcast Corp.	4.650%	7/15/42	950	998
3	COX Communications Inc.	4.700%	12/15/42	145	148
3	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	400	410
3	Deutsche Telekom International
	Finance BV	4.875%	3/6/42	705	754
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	3.125%	2/15/16	210	220
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	3.500%	3/1/16	800	846
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	5.200%	3/15/20	500	567
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	6.000%	8/15/40	200	220
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	6.375%	3/1/41	700	818
	Discovery Communications LLC	5.625%	8/15/19	80	96

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Discovery Communications LLC	5.050%	6/1/20	420	488
	Discovery Communications LLC	4.950%	5/15/42	105	112
	France Telecom SA	4.125%	9/14/21	1,300	1,431
	Grupo Televisa SAB	6.625%	1/15/40	630	802
	NBCUniversal Media LLC	4.375%	4/1/21	600	676
	News America Inc.	4.500%	2/15/21	375	428
	News America Inc.	6.150%	2/15/41	800	1,007
3	SBA Tower Trust	2.933%	12/15/17	840	873
	Telefonica Emisiones SAU	3.992%	2/16/16	910	950
	Time Warner Cable Inc.	5.850%	5/1/17	1,030	1,215
	Time Warner Cable Inc.	6.750%	6/15/39	750	953
	Verizon Communications Inc.	5.500%	2/15/18	1,225	1,467
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,139
	Verizon Communications Inc.	5.850%	9/15/35	475	598
	Verizon Communications Inc.	6.900%	4/15/38	290	412
	Verizon Communications Inc.	4.750%	11/1/41	290	328
	Verizon Global Funding Corp.	7.750%	12/1/30	1,590	2,326
	Vodafone Group plc	5.000%	12/16/13	1,000	1,042
	Vodafone Group plc	2.875%	3/16/16	1,100	1,163
	Vodafone Group plc	2.500%	9/26/22	1,065	1,062

	Consumer Cyclical (1.9%)
	Amazon.com Inc.	2.500%	11/29/22	885	868
3	American Honda Finance Corp.	1.500%	9/11/17	490	490
	AutoZone Inc.	3.700%	4/15/22	1,121	1,178
	CVS Caremark Corp.	4.875%	9/15/14	800	859
	CVS Caremark Corp.	5.750%	6/1/17	285	339
	CVS Caremark Corp.	2.750%	12/1/22	1,200	1,208
	Daimler Finance North America LLC	6.500%	11/15/13	540	567
3	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,580
	Daimler Finance North America LLC	8.500%	1/18/31	1,000	1,550
	eBay Inc.	1.350%	7/15/17	325	328
	eBay Inc.	2.600%	7/15/22	520	526
	Home Depot Inc.	3.950%	9/15/20	600	683
3	Hyundai Capital America	1.625%	10/2/15	375	376
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	931
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,272
	McDonald’s Corp.	1.875%	5/29/19	435	442
	McDonald’s Corp.	2.625%	1/15/22	195	200
3	Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,186	1,199
	PACCAR Financial Corp.	1.600%	3/15/17	1,002	1,022
	Target Corp.	2.900%	1/15/22	1,200	1,263
	Time Warner Inc.	4.875%	3/15/20	700	816
	Time Warner Inc.	4.750%	3/29/21	350	400
	Time Warner Inc.	6.500%	11/15/36	620	772
	Toyota Motor Credit Corp.	2.800%	1/11/16	1,105	1,164
	Toyota Motor Credit Corp.	1.750%	5/22/17	1,200	1,229
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	902
3	Volkswagen International Finance NV	1.625%	3/22/15	2,100	2,129
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	806
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,168
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,290	2,962
	Walt Disney Co.	5.625%	9/15/16	1,000	1,165
	Western Union Co.	5.930%	10/1/16	2,000	2,193

	Consumer Noncyclical (3.5%)
3	AbbVie Inc.	1.750%	11/6/17	775	782
3	AbbVie Inc.	2.000%	11/6/18	995	1,005
	Altria Group Inc.	4.750%	5/5/21	590	668
	Altria Group Inc.	2.850%	8/9/22	500	494
	Amgen Inc.	2.300%	6/15/16	635	661
	Amgen Inc.	5.150%	11/15/41	900	1,011
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	200	244
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,000	2,333
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	1,580	1,588
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	125	125

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	AstraZeneca plc	1.950%	9/18/19	1,100	1,112
	AstraZeneca plc	6.450%	9/15/37	615	832
3	BAT International Finance plc	3.250%	6/7/22	1,480	1,531
	Baxter International Inc.	5.900%	9/1/16	502	591
3	Cargill Inc.	4.307%	5/14/21	2,092	2,302
3	Cargill Inc.	6.875%	5/1/28	645	822
3	Cargill Inc.	6.125%	4/19/34	1,270	1,552
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	55	56
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	155	156
2	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	655	671
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,791
	Coca-Cola Co.	3.300%	9/1/21	300	332
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	532
	Coca-Cola HBC Finance BV	5.125%	9/17/13	1,000	1,023
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	762
	Colgate-Palmolive Co.	7.600%	5/19/25	480	694
	Diageo Investment Corp.	2.875%	5/11/22	525	543
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	246	260
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	195	193
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	195	195
	Express Scripts Holding Co.	6.250%	6/15/14	375	404
3	Express Scripts Holding Co.	2.650%	2/15/17	1,072	1,114
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,426
	GlaxoSmithKline Capital plc	1.500%	5/8/17	560	569
3	Heineken NV	1.400%	10/1/17	205	205
3	Heineken NV	2.750%	4/1/23	160	157
3	Heineken NV	4.000%	10/1/42	35	33
	Hershey Co.	4.850%	8/15/15	380	419
	Johnson & Johnson	2.150%	5/15/16	475	498
	Johnson & Johnson	5.150%	7/15/18	500	608
	Kaiser Foundation Hospitals	3.500%	4/1/22	180	189
	Kaiser Foundation Hospitals	4.875%	4/1/42	340	385
	Kellogg Co.	4.000%	12/15/20	1,400	1,561
3	Kraft Foods Group Inc.	2.250%	6/5/17	295	306
3	Kraft Foods Group Inc.	3.500%	6/6/22	485	518
3	Kraft Foods Group Inc.	5.000%	6/4/42	320	360
	McKesson Corp.	3.250%	3/1/16	175	187
	McKesson Corp.	2.700%	12/15/22	195	194
	Medtronic Inc.	4.750%	9/15/15	1,000	1,108
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	275	267
	Molson Coors Brewing Co.	2.000%	5/1/17	31	32
	Molson Coors Brewing Co.	3.500%	5/1/22	190	200
	Molson Coors Brewing Co.	5.000%	5/1/42	370	413
	Mondelez International Inc.	5.375%	2/10/20	1,000	1,210
	Pepsi Bottling Group Inc.	7.000%	3/1/29	500	717
	PepsiCo Inc.	3.100%	1/15/15	400	420
	PepsiCo Inc.	3.125%	11/1/20	1,300	1,397
	PepsiCo Inc.	4.000%	3/5/42	845	873
	Pfizer Inc.	6.200%	3/15/19	1,400	1,772
	Philip Morris International Inc.	4.500%	3/26/20	250	292
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,157
	Philip Morris International Inc.	2.500%	8/22/22	575	576
2	Procter & Gamble - Esop	9.360%	1/1/21	1,460	1,941
3	Roche Holdings Inc.	6.000%	3/1/19	750	935
3	SABMiller Holdings Inc.	2.450%	1/15/17	400	418
3	SABMiller plc	6.500%	7/1/16	1,500	1,757
	Sanofi	4.000%	3/29/21	1,130	1,283
	St. Jude Medical Inc.	2.500%	1/15/16	666	691
3	Tesco plc	5.500%	11/15/17	1,500	1,772
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	235	246
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	265	279
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	260	276
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	530	538
	Unilever Capital Corp.	4.250%	2/10/21	2,805	3,234

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Energy (0.9%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	570
	BP Capital Markets plc	3.125%	10/1/15	400	425
	BP Capital Markets plc	3.200%	3/11/16	900	959
	BP Capital Markets plc	1.846%	5/5/17	650	664
	BP Capital Markets plc	4.750%	3/10/19	795	920
	BP Capital Markets plc	4.500%	10/1/20	400	461
	BP Capital Markets plc	3.245%	5/6/22	650	682
	ConocoPhillips	5.200%	5/15/18	1,500	1,777
	EOG Resources Inc.	5.625%	6/1/19	425	521
3	Motiva Enterprises LLC	5.750%	1/15/20	125	151
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,277
	Occidental Petroleum Corp.	2.700%	2/15/23	500	511
3	Schlumberger Investment SA	2.400%	8/1/22	630	622
	Shell International Finance BV	3.250%	9/22/15	740	792
	Shell International Finance BV	4.375%	3/25/20	1,000	1,159
	Shell International Finance BV	2.250%	1/6/23	850	834
	Suncor Energy Inc.	5.950%	12/1/34	500	603
	Total Capital International SA	1.550%	6/28/17	1,365	1,386
	Total Capital International SA	2.700%	1/25/23	810	824

	Other Industrial (0.1%)
3	Hutchison Whampoa
	International 03/13 Ltd.	6.500%	2/13/13	1,265	1,272
3	Hutchison Whampoa
	International 11 Ltd.	3.500%	1/13/17	305	323

	Technology (0.7%)
	Cisco Systems Inc.	4.450%	1/15/20	1,000	1,161
	Dell Inc.	5.875%	6/15/19	910	1,059
	Google Inc.	2.125%	5/19/16	515	538
	Hewlett-Packard Co.	2.650%	6/1/16	500	500
	Hewlett-Packard Co.	5.500%	3/1/18	865	938
	Hewlett-Packard Co.	3.750%	12/1/20	1,000	969
	Hewlett-Packard Co.	4.300%	6/1/21	1,600	1,583
	International Business Machines Corp.	2.000%	1/5/16	425	440
	International Business Machines Corp.	1.950%	7/22/16	430	446
	International Business Machines Corp.	1.250%	2/6/17	250	253
	International Business Machines Corp.	5.875%	11/29/32	2,000	2,655
	Microsoft Corp.	4.000%	2/8/21	500	573
	Oracle Corp.	6.125%	7/8/39	350	466

	Transportation (0.6%)
2	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	4/19/22	841	941
3	ERAC USA Finance LLC	5.900%	11/15/15	500	561
3	ERAC USA Finance LLC	2.750%	3/15/17	205	214
3	ERAC USA Finance LLC	4.500%	8/16/21	325	356
3	ERAC USA Finance LLC	3.300%	10/15/22	40	40
3	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,267
2	Federal Express Corp. 1998
	Pass Through Trust	6.720%	1/15/22	1,181	1,423
	FedEx Corp.	2.625%	8/1/22	130	129
	FedEx Corp.	3.875%	8/1/42	120	117
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,893
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,692
2	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	452	528
	United Parcel Service Inc.	1.125%	10/1/17	105	105
	United Parcel Service Inc.	2.450%	10/1/22	425	424
	United Parcel Service Inc.	4.875%	11/15/40	460	534
					184,445
Utilities (2.5%)
	Electric (2.2%)
	Alabama Power Co.	5.550%	2/1/17	585	683
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,266
	Carolina Power & Light Co.	6.300%	4/1/38	365	495
	Commonwealth Edison Co.	5.950%	8/15/16	770	899

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Connecticut Light & Power Co.	5.650%	5/1/18	465	563
	Consolidated Edison Co.
	of New York Inc.	5.500%	9/15/16	700	813
	Consolidated Edison Co.
	of New York Inc.	5.300%	12/1/16	890	1,031
	Dominion Resources Inc.	5.200%	8/15/19	750	890
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	329
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	705
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,220
3	Enel Finance International NV	6.800%	9/15/37	1,025	1,069
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,262
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,162
	Florida Power & Light Co.	5.950%	2/1/38	785	1,042
	Florida Power Corp.	6.350%	9/15/37	200	265
	Georgia Power Co.	5.400%	6/1/18	1,165	1,405
	Georgia Power Co.	4.300%	3/15/42	755	792
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	1,000	1,264
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,802
	Northern States Power Co.	6.250%	6/1/36	2,000	2,758
	NSTAR LLC	4.500%	11/15/19	90	102
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	345
	PacifiCorp	6.250%	10/15/37	2,000	2,687
	Peco Energy Co.	5.350%	3/1/18	565	680
	Potomac Electric Power Co.	6.500%	11/15/37	750	1,067
	PPL Energy Supply LLC	6.200%	5/15/16	453	520
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	2,273
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	813
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,295
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,301
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,829
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	624
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	870

	Natural Gas (0.2%)
	AGL Capital Corp.	6.375%	7/15/16	775	913
3	DCP Midstream LLC	6.450%	11/3/36	935	1,069
	National Grid plc	6.300%	8/1/16	1,000	1,164
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,363

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,317
					42,947
Total Corporate Bonds (Cost $344,060)					386,095
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
3	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	672
3	CDP Financial Inc.	4.400%	11/25/19	1,000	1,152
3	Electricite de France SA	4.600%	1/27/20	1,200	1,347
3	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	550	562
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	2,000	2,491
	Japan Finance Organization for
	Municipalities	4.625%	4/21/15	500	548
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	1,500	1,623
	Province of Ontario	4.500%	2/3/15	705	764
	Quebec	5.125%	11/14/16	1,000	1,167
3	Ras Laffan Liquefied Natural
	Gas Co. Ltd. III	5.500%	9/30/14	405	436
3	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,116
Total Sovereign Bonds (Cost $10,549)					11,878
Taxable Municipal Bonds (1.8%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	480	593
	Bay Area Toll Authority California
	Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	1,000	1,370

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	California GO	5.700%	11/1/21	265	308
	California GO	7.550%	4/1/39	435	624
	California GO	7.300%	10/1/39	125	173
	California GO	7.600%	11/1/40	660	965
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	278
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	617
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	225	291
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	1,009
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	396	469
	Houston TX GO	6.290%	3/1/32	600	748
	Illinois GO	5.100%	6/1/33	95	94
	Illinois Toll Highway Authority
	Revenue	6.184%	1/1/34	750	930
5	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,328
	Los Angeles CA Department of
	Water & Power Revenue	6.008%	7/1/39	455	580
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	1,400	1,670
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	726
	Massachusetts School Building
	Authority Dedicated Sales Tax
	Revenue	5.715%	8/15/39	1,000	1,277
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	601
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	600	851
	New York Metropolitan Transportation
	Authority Revenue (Dedicated
	Tax Fund)	7.336%	11/15/39	325	470
	New York Metropolitan Transportation
	Authority Revenue (Dedicated
	Tax Fund)	6.089%	11/15/40	165	211
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	1,555	2,074
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	655	849
	Oregon GO	5.902%	8/1/38	490	592
5	Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,388
	Port Authority of New York &
	New Jersey Revenue	5.859%	12/1/24	325	413
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	265	330
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	1,300	1,275

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
President & Fellows of Harvard College
Massachusetts GO	6.300%	10/1/37	2,000	2,322
San Antonio TX Electric &
Gas Systems Revenue	5.985%	2/1/39	305	394
University of California Regents
Medical Center Revenue	6.548%	5/15/48	80	104
University of California Regents
Medical Center Revenue	6.583%	5/15/49	625	807
University of California Revenue	5.770%	5/15/43	1,010	1,236
Total Taxable Municipal Bonds (Cost $24,885)				29,967
Temporary Cash Investment (0.6%)
Repurchase Agreement (0.6%)
Credit Suisse Securities (USA), LLC
(Dated 12/31/12, Repurchase Value
$9,900,000, collateralized by U.S.
Treasury Note/Bond 4.250%, 11/15/40)
(Cost $9,900)	0.200%	1/2/13	9,900	9,900
Total Investments (98.9%) (Cost $1,385,514)				1,672,290
Other Assets and Liabilities (1.1%)
Other Assets[6]				29,722
Liabilities				(10,539)
				19,183
Net Assets (100%)
Applicable to 81,709,167 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,691,473
Net Asset Value Per Share				$20.70

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid in Capital	1,322,925
Undistributed Net Investment Income	43,228
Accumulated Net Realized Gains	38,507
Unrealized Appreciation (Depreciation)
Investment Securities	286,776
Futures Contracts	36
Foreign Currencies	1
Net Assets	1,691,473

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate value of these securities was $63,368,000, representing 3.7% of net assets.
4 Adjustable-rate security.
5 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
6 Cash of $66,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends[1]	29,730
Interest	20,020
Security Lending	68
Total Income	49,818
Expenses
Investment Advisory Fees—Note B
Basic Fee	989
Performance Adjustment	(147)
The Vanguard Group—Note C
Management and Administrative	2,951
Marketing and Distribution	287
Custodian Fees	43
Auditing Fees	27
Shareholders’ Reports	48
Trustees’ Fees and Expenses	3
Total Expenses	4,201
Expenses Paid Indirectly	(16)
Net Expenses	4,185
Net Investment Income	45,633
Realized Net Gain (Loss)
Investment Securities Sold	55,439
Futures Contracts	158
Swap Contracts	57
Foreign Currencies	(33)
Realized Net Gain (Loss)	55,621
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	83,709
Futures Contracts	1
Foreign Currencies	8
Change in Unrealized Appreciation
(Depreciation)	83,718
Net Increase (Decrease) in Net Assets
Resulting from Operations	184,972

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,633	42,143
Realized Net Gain (Loss)	55,621	45,904
Change in Unrealized Appreciation (Depreciation)	83,718	(37,688)
Net Increase (Decrease) in Net Assets Resulting from Operations	184,972	50,359
Distributions
Net Investment Income	(42,454)	(37,407)
Realized Capital Gain	—	—
Total Distributions	(42,454)	(37,407)
Capital Share Transactions
Issued	234,182	139,431
Issued in Lieu of Cash Distributions	42,454	37,407
Redeemed	(157,830)	(156,861)
Net Increase (Decrease) from Capital Share Transactions	118,806	19,977
Total Increase (Decrease)	261,324	32,929
Net Assets
Beginning of Period	1,430,149	1,397,220
End of Period[2]	1,691,473	1,430,149

1 Dividends are net of foreign withholding taxes of $387,000.

2 Net Assets—End of Period includes undistributed net investment income of $43,228,000 and $40,052,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.90	$18.70	$17.35	$14.85	$20.76
Investment Operations
Net Investment Income	.547	.552	.506	.526	.660
Net Realized and Unrealized Gain (Loss)
on Investments	1.800	.143	1.369	2.674	(5.060)
Total from Investment Operations	2.347	.695	1.875	3.200	(4.400)
Distributions
Dividends from Net Investment Income	(.547)	(.495)	(.525)	(.700)	(.640)
Distributions from Realized Capital Gains	—	—	—	—	(.870)
Total Distributions	(.547)	(.495)	(.525)	(.700)	(1.510)
Net Asset Value, End of Period	$20.70	$18.90	$18.70	$17.35	$14.85

Total Return	12.56%	3.70%	11.02%	22.90%	–22.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,691	$1,430	$1,397	$1,284	$1,108
Ratio of Total Expenses to
Average Net Assets[1]	0.26%	0.29%	0.30%	0.31%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.86%	2.95%	2.90%	3.44%	3.54%
Portfolio Turnover Rate	24%[2]	36%[2]	38%	30%	31%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.01%, 0.01%, and 0.01%.
2 Includes 18% and 9% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between

Vanguard Balanced Portfolio

the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2012, the portfolio’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

4. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit exposure of the portfolio or to actively overweight or underweight credit exposure to a specific issuer or group of issuers. The portfolio has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay amounts due to the portfolio. Upon a counterparty default, a portfolio’s risk of loss, or exposure, is the amount of unrealized appreciation on the swap plus the cost of initiating a new swap with a new counterparty. The portfolio attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and by requiring counterparties to post collateral to secure such exposure. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Vanguard Balanced Portfolio

The portfolio had no open swap contracts at December 31, 2012.

During the year ended December 31, 2012, the portfolio’s average amounts of credit protection sold represented less than 1% of net assets, based on quarterly average notional amounts.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the portfolio may sell or retain the collateral; however, such action may be subject to legal proceedings.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index. For the year ended December 31, 2012, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before a decrease of $147,000 (0.01%) based on performance.

Vanguard Balanced Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $231,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2012, these arrangements reduced the portfolio’s expenses by $16,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,042,242	66,705	—
U.S. Government and Agency Obligations	—	113,643	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	11,860	—
Corporate Bonds	—	386,095	—
Sovereign Bonds	—	11,878	—
Taxable Municipal Bonds	—	29,967	—
Temporary Cash Investments	—	9,900	—
Futures Contracts—Assets[1]	10	—	—
Total	1,042,252	630,048	—
1 Represents variation margin on the last day of the reporting period.

F. Realized net gain (loss) on derivatives for the year ended December 31, 2012, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	158	—	158
Swap Contracts	—	57	57
Realized Net Gain (Loss) on Derivatives	158	57	215

At December 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2013	(60)	(7,967)	36

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Balanced Portfolio

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2012, the portfolio realized net foreign currency losses of $33,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $30,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio used capital loss carryforwards of $15,466,000 to offset taxable capital gains realized during the year ended December 31, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2012, the portfolio had $45,425,000 of ordinary income and $39,615,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $1,386,056,000. Net unrealized appreciation of investment securities for tax purposes was $286,234,000, consisting of unrealized gains of $301,448,000 on securities that had risen in value since their purchase and $15,214,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2012, the portfolio purchased $401,650,000 of investment securities and sold $311,768,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $111,476,000 and $61,607,000, respectively.

I. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	11,794	7,384
Issued in Lieu of Cash Distributions	2,153	1,966
Redeemed	(7,905)	(8,391)
Net Increase (Decrease) in Shares Outstanding	6,042	959

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 81% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Balanced Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 53.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,057.20	$1.35
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.89	1.33

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Capital Growth Portfolio

Vanguard Capital Growth Portfolio returned 15.47% in 2012, a strong result that nevertheless fell just short of the benchmark’s 16.00% return. The portfolio topped the average return of its peer group.

It will be no surprise to the portfolio’s longtime investors that returns largely reflected performance in health care and information technology. Together, these two sectors account for more than 60% of portfolio assets. Health care stocks were a source of strength. The portfolio’s tech stocks turned in mixed results.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Results were built, as always, on the advisor’s strong beliefs
The Capital Growth Portfolio’s advisor, PRIMECAP Management Company, operates on the belief that superior research can help identify companies with long-term growth prospects that are underappreciated by the market. Nothing about this belief is all that unusual. What separates Capital Growth from its competitors are the skill and conviction with which PRIMECAP acts on its views. When PRIMECAP finds an attractive opportunity, it often invests heavily, without much concern for the stock’s weighting in a market benchmark.

The result, not surprisingly, is a portfolio that behaves differently from the market. Over time, these differences have worked to investors’ benefit. On occasion, they’ve produced short-term underperformance.

During the past 12 months, the Capital Growth Portfolio trailed the return of its benchmark modestly. Its sizable stake in tech stocks, about 30% of assets, was the culprit. The portfolio’s holdings in the sector generated a solid 12% return, while those in the index returned closer to 15%. Notably, the portfolio had very limited exposure to Apple, one of the market’s best performers. A more modest stake in industrial stocks, particularly air freight and logistics companies, also generated subpar returns.

Health care, Capital Growth’s other major emphasis, produced excellent returns. Strength in biotechnology and pharmaceutical stocks made up for some of the shortfalls elsewhere in the portfolio.

From a decade’s perspective, the portfolio’s record shines
As we’ve long explained to investors, a one-year time frame provides, at best, limited insight into the merits of an actively managed strategy. A ten-year window, which includes a variety of market environments, allows for a much more meaningful assessment.

Over the past decade, the Capital Growth Portfolio returned 10.20% per year, on average, roughly 3 percentage points more than the returns of its benchmark index and the peer-group average. Such a margin of outperformance is unusual, and a strong endorsement of your portfolio’s distinctive approach to investing in the stock market.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Capital Growth Portfolio	15.47%	10.20%
S&P 500 Index	16.00	7.10
Variable Insurance Multi-Cap Growth Funds Average[1]	14.22	7.29

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.42%	0.91%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Capital Growth Portfolio’s expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Capital Growth Portfolio

Advisor’s Report

For the fiscal year ended December 31, 2012, the Capital Growth Portfolio returned 15.47%, trailing the 16.00% return of the Standard & Poor’s 500 Index but exceeding the 14.22% average return of peer-group funds.

Investment environment
The stock market posted strong gains in 2012 despite a deteriorating global economic outlook. The corporate sector, which has been a notable area of strength during this recovery, is increasingly challenged. Cost-cutting and share repurchases have effectively leveraged modest revenue growth into robust earnings growth over the last several years. It appears likely, however, that corporations will face increasing revenue and cost pressures in 2013. Consumer spending trends have been mixed, with signs of acceleration followed by periods of sluggishness as households struggle amid weak job growth and high unemployment.

Although the last-minute passage of the American Taxpayer Relief Act of 2012 may avert a recession in the near term, the long-term spending cuts and entitlement reforms necessary to address federal budget deficits and increasing debt levels have yet to be enacted. Outside the United States, economic and geopolitical developments were largely negative. The sovereign-debt crisis still weighed on European economies, China showed signs of slowing growth, and tensions flared in the Middle East.

Management of the portfolio
Our investment approach remains consistent. We rely on fundamental research to identify companies whose revenues and earnings will, in our opinion, grow more rapidly over three to five years than current valuations might suggest. We seek to capitalize on situations in which a company’s fundamental value significantly exceeds its current market value.

This strategy has led us to build and maintain extensive investments in information technology and health care companies that we believe offer the potential for higher returns than the overall market. These two sectors constitute about 60% of the portfolio’s holdings, compared with about 30% of the S&P 500 Index. Nine of the portfolio’s ten largest holdings are health care or information technology stocks. In 2012, its holdings in information technology hurt relative returns, while those in health care helped.

Information technology
The information technology stocks in the S&P 500 returned 14.7% for the year, trailing the return of the overall index. The portfolio’s IT stocks did worse, returning 11.9%. Several of the largest holdings in the sector, including Texas Instruments (9%) and Google (10%), had lower returns than the S&P 500. They were partly offset by Adobe (33%) and Oracle (32%).

Despite the year’s disappointing results, we remain enthusiastic about the portfolio’s holdings in this sector for several reasons. Many of these companies have good growth prospects and large cash balances and are trading at attractive valuations. The adoption of mobile devices, such as smartphones and tablets, and continued expansion of the internet through social networking and e-commerce are helping to boost demand for semiconductors, hardware, software, storage, and technology-driven services such as consulting and data analytics. Some of the portfolio’s largest holdings, such as Google, Qualcomm, Texas Instruments, Oracle, and Microsoft, are well-positioned to capitalize on these trends.

Health care
The portfolio’s holdings in health care contributed favorably to its results. Two of the largest ones, Amgen (+37%) and Biogen Idec (+33%), were among the biggest gainers. Two other large holdings, Eli Lilly (+24%) and Roche (+23%), also provided a boost.

We continue to believe that large pharmaceutical, biotechnology, and medical device companies will see revenues and earnings growth because of new products, an aging global population, and growing demand in emerging markets. After a period of considerable political and regulatory challenges, as well as an unusually high number of patent expirations, we are encouraged by an increase in new drug approvals by the U.S. Food and Drug Administration in the past two years. Over the longer term, the aging of populations in the United States, Europe, and Japan, along with rising standards of living in developing markets such as China and India, should lead to greater demand for health care products.

The industry spends tens of billions of dollars a year on research and development, which we believe will lead to the discovery of more effective treatments for many diseases, such as cancer, diabetes, and Alzheimer’s. For example, as the cost of sequencing human genomes has declined rapidly, millions of people globally are expected to have their genomes sequenced in the near future. Further, cancer cell genomes are being sequenced for study of the specific mutations responsible for their proliferation.

This increasingly rich and broad set of genetic information is helping researchers better understand how patients with certain genetic traits develop diseases and respond to pathogens, chemicals, and drugs. That is enabling the development of highly effective targeted drug therapies and associated diagnostic tests, bringing personalized medicine closer to reality.

Other sectors
The portfolio’s underweight position in the financial sector, combined with poor stock selection within it, hurt relative results. Financials was the S&P 500’s strongest sector in 2012, returning 28.8%. Further weakening relative performance was poor stock selection in industrials, where C.H. Robinson (–7%) and FedEx (11%) were

Vanguard Capital Growth Portfolio

among the biggest detractors. But the portfolio benefited from below-benchmark exposure to utilities, energy, and consumer staples, the three sectors with the year’s lowest returns in the S&P 500 Index.

Outlook
As we enter 2013, our optimism for U.S. equities is more tempered than a year ago. Valuations generally seem attractive relative to historical standards, especially given low interest rates. Although the level of the S&P 500 Index is considerably higher than a year ago, equities remain attractive compared with most other asset classes. The dividend yield of the S&P 500 is above 2%, higher than the current yield on the 10-year Treasury bond.

In the sectors with the greatest weightings in the portfolio, we find current valuations compelling. We believe that investors may be underestimating the growth potential for many companies. We expect near-term U.S. growth to be modest, but because of globalization and innovation, many U.S. companies can grow revenues and earnings more rapidly than the nation’s GDP will grow. U.S. corporations generate more and more of their revenues and earnings from abroad. Last year, 46% of the revenues for companies in the S&P 500 Index came from outside the country. Prospects for international growth are particularly attractive in information technology, health care, and industrials.

In our view, innovation by U.S. companies, particularly in information technology and health care, should bring revenue and earnings growth opportunities that current expectations don’t reflect. We believe the United States has a strong competitive advantage in these two sectors. In our view, the substantial investment in research and development will lead to new products and services that improve businesses’ productivity and consumers’ quality of life.

Furthermore, the stock market may be undervaluing the cash on many companies’ balance sheets. As U.S. corporations have recovered from the recession, many have paid down debt and grown their cash balances, an underused asset at this time of low interest rates that could provide higher returns in the future. Companies with strong cash flows have seen their stock prices considerably appreciate as they returned cash to shareholders by raising dividends or by buying back shares of their stock.

In closing, we note that the portfolio’s returns have generally lagged those of the S&P 500 Index for the past two years. We are certainly disappointed by that, but we accept that our low-turnover approach will not produce returns that exceed the index every year. Our disciplined approach of continuing to add to high-conviction, out-of-favor positions as they decline ensures that, if our view of the fundamentals ultimately proves correct, the portfolio will hold larger positions on the way up than on the way down. In our view, this approach is instrumental to delivering superior long-term relative returns.

PRIMECAP Management Company
January 14, 2013

Vanguard Capital Growth Portfolio

Portfolio Profile
As of December 31, 2012

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	89	500
Median Market Cap	$42.6B	$56.4B
Price/Earnings Ratio	17.6x	15.9x
Price/Book Ratio	2.9x	2.1x
Yield[2]	1.3%	2.3%
Return on Equity	21.7%	18.7%
Earnings Growth Rate	11.5%	9.7%
Foreign Holdings	12.6%	0.0%
Turnover Rate	6%	—
Expense Ratio[3]	0.42%	—
Short-Term Reserves	3.5%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.97
Beta	1.02

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	8.1%	11.5%
Consumer Staples	1.0	10.6
Energy	5.1	11.0
Financials	5.3	15.6
Health Care	31.5	12.0
Industrials	14.4	10.1
Information Technology	30.7	19.1
Materials	3.9	3.6
Telecommunication Services	0.0	3.1
Utilities	0.0	3.4

Ten Largest Holdings[4] (% of total net assets)
Amgen Inc.	Biotechnology	6.1%
Biogen Idec Inc.	Biotechnology	5.7
Eli Lilly & Co.	Pharmaceuticals	4.3
Google Inc. Class A	Internet Software
	& Services	4.1
Roche Holding AG	Pharmaceuticals	4.0
FedEx Corp.	Air Freight
	& Logistics	3.8
Texas Instruments Inc.	Semiconductors	3.4
Microsoft Corp.	Systems Software	3.3
Adobe Systems Inc.	Application
	Software	3.1
Novartis AG ADR	Pharmaceuticals	3.1
Top Ten		40.9%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Capital Growth Portfolio’s expense ratio was 0.41%.
4 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Capital Growth Portfolio	15.47%	3.88%	10.20%	$26,402
S&P 500 Index	16.00	1.66	7.10	19,858
Variable Insurance Multi-Cap Growth
Funds Average[1]	14.22	0.09	7.29	20,217

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)
Consumer Discretionary (7.8%)
*	DIRECTV	176,161	8,836
	TJX Cos. Inc.	88,700	3,765
	Limited Brands Inc.	74,700	3,515
	Walt Disney Co.	67,300	3,351
	Whirlpool Corp.	29,600	3,012
	Carnival Corp.	69,900	2,570
*	Bed Bath & Beyond Inc.	36,000	2,013
	Mattel Inc.	53,200	1,948
	Sony Corp. ADR	119,000	1,333
	Lowe’s Cos. Inc.	14,100	501
			30,844
Consumer Staples (0.9%)
	Costco Wholesale Corp.	34,150	3,373
	Kellogg Co.	6,700	374
			3,747
Energy (4.9%)
	Noble Energy Inc.	59,900	6,094
	EOG Resources Inc.	31,200	3,769
	Schlumberger Ltd.	48,300	3,347
	Hess Corp.	20,250	1,072
	Petroleo Brasileiro SA ADR
	Type A	52,800	1,019
	Cenovus Energy Inc.	26,100	875
	Encana Corp.	31,800	628
	Transocean Ltd.	14,000	625
	Exxon Mobil Corp.	6,100	528
*	Cameron International Corp.	8,600	486
	National Oilwell Varco Inc.	6,600	451
*	Southwestern Energy Co.	12,200	408
			19,302
Financials (5.1%)
	Marsh &
	McLennan Cos. Inc.	229,600	7,914
	Charles Schwab Corp.	387,100	5,559
*	Berkshire Hathaway Inc.
	Class B	34,250	3,072
	Chubb Corp.	35,800	2,696
	Progressive Corp.	23,300	492
	American Express Co.	6,500	374
			20,107
Health Care (30.7%)
	Amgen Inc.	278,871	24,072
*	Biogen Idec Inc.	154,900	22,719
	Eli Lilly & Co.	342,400	16,887
	Roche Holding AG	78,000	15,890
	Novartis AG ADR	191,250	12,106
	Medtronic Inc.	264,400	10,846

			Market
			Value•
		Shares	($000)
	Johnson & Johnson	85,900	6,022
*	Life Technologies Corp.	87,909	4,315
	GlaxoSmithKline plc ADR	72,400	3,147
*	Boston Scientific Corp.	406,602	2,330
	Abbott Laboratories	32,400	2,122
	Sanofi ADR	15,400	730
			121,186
Industrials (13.9%)
	FedEx Corp.	161,800	14,840
	Honeywell International Inc.	118,700	7,534
	CH Robinson Worldwide Inc.	80,000	5,058
	Southwest Airlines Co.	452,850	4,637
	Caterpillar Inc.	41,100	3,682
	United Parcel Service Inc.
	Class B	48,350	3,565
	Union Pacific Corp.	26,700	3,357
	Boeing Co.	40,000	3,014
	Deere & Co.	25,300	2,186
	European Aeronautic
	Defence and Space Co. NV	54,900	2,152
*	Alaska Air Group Inc.	42,700	1,840
	Canadian Pacific Railway Ltd.	8,600	874
	Expeditors International of
	Washington Inc.	21,100	835
	Donaldson Co. Inc.	24,400	801
	PACCAR Inc.	13,100	592
			54,967
Information Technology (29.6%)
*	Google Inc. Class A	22,900	16,245
	Texas Instruments Inc.	437,800	13,546
	Microsoft Corp.	486,900	13,015
*	Adobe Systems Inc.	324,100	12,212
	Oracle Corp.	312,300	10,406
	Intuit Inc.	154,800	9,211
	QUALCOMM Inc.	132,000	8,187
	Intel Corp.	162,600	3,354
	Visa Inc. Class A	21,200	3,213
*	EMC Corp.	122,500	3,099
*	Symantec Corp.	159,700	3,004
	Accenture plc Class A	44,950	2,989
	Telefonaktiebolaget LM
	Ericsson ADR	221,600	2,238
	KLA-Tencor Corp.	38,200	1,824
*	Micron Technology Inc.	262,400	1,666
*	Research In Motion Ltd.	136,900	1,626
	Hewlett-Packard Co.	109,950	1,567
	Plantronics Inc.	41,350	1,525
	Applied Materials Inc.	132,200	1,512
	NVIDIA Corp.	106,350	1,307
	Motorola Solutions Inc.	22,935	1,277

		Market
		Value•
	Shares	($000)
Corning Inc.	69,050	871
ASML Holding NV	10,923	704
* NetApp Inc.	20,200	678
Activision Blizzard Inc.	47,900	509
Cisco Systems Inc.	23,000	452
Apple Inc.	800	426
Mastercard Inc. Class A	700	344
* Rambus Inc.	19,200	94
		117,101
Materials (3.8%)
Monsanto Co.	78,200	7,402
Potash Corp. of
Saskatchewan Inc.	161,000	6,551
Praxair Inc.	8,100	886
		14,839
Total Common Stocks
(Cost $326,927)		382,093
Temporary Cash Investment (3.5%)
Money Market Fund (3.5%)
1 Vanguard Market Liquidity
Fund, 0.162%
(Cost $13,998)	13,998,030	13,998
Total Investments (100.2%)
(Cost $340,925)		396,091
Other Assets and Liabilities (–0.2%)
Other Assets		1,385
Liabilities		(2,226)
		(841)
Net Assets (100%)
Applicable to 22,351,943 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		395,250
Net Asset Value Per Share		$17.68

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	324,173
Undistributed Net Investment Income	5,005
Accumulated Net Realized Gains	10,896
Unrealized Appreciation (Depreciation)
Investment Securities	55,166
Foreign Currencies	10
Net Assets	395,250

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends[1]	7,266
Interest[2]	12
Security Lending	17
Total Income	7,295
Expenses
Investment Advisory Fees—Note B	579
The Vanguard Group—Note C
Management and Administrative	865
Marketing and Distribution	87
Custodian Fees	10
Auditing Fees	26
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	1,585
Net Investment Income	5,710
Realized Net Gain (Loss)
Investment Securities Sold	14,151
Foreign Currencies	(1)
Realized Net Gain (Loss)	14,150
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	35,085
Foreign Currencies	(4)
Change in Unrealized Appreciation
(Depreciation)	35,081
Net Increase (Decrease) in Net Assets
Resulting from Operations	54,941

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,710	3,795
Realized Net Gain (Loss)	14,150	2,778
Change in Unrealized Appreciation (Depreciation)	35,081	(13,171)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,941	(6,598)
Distributions
Net Investment Income	(3,860)	(3,201)
Realized Capital Gain[3]	(5,896)	(9,383)
Total Distributions	(9,756)	(12,584)
Capital Share Transactions
Issued	58,413	109,109
Issued in Lieu of Cash Distributions	9,756	12,584
Redeemed	(88,134)	(69,534)
Net Increase (Decrease) from Capital Share Transactions	(19,965)	52,159
Total Increase (Decrease)	25,220	32,977
Net Assets
Beginning of Period	370,030	337,053
End of Period[4]	395,250	370,030

1 Dividends are net of foreign withholding taxes of $220,000.
2 Interest income from an affiliated company of the portfolio was $12,000.
3 Includes fiscal 2011 short-term gain distributions totaling $220,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed net investment income of $5,005,000 and $3,156,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.69	$16.38	$15.04	$12.42	$18.55
Investment Operations
Net Investment Income	.255	.154	.156[1]	.125	.150
Net Realized and Unrealized Gain (Loss)
on Investments	2.152	(.274)	1.759	3.705	(5.610)
Total from Investment Operations	2.407	(.120)	1.915	3.830	(5.460)
Distributions
Dividends from Net Investment Income	(.165)	(.145)	(.135)	(.145)	(.150)
Distributions from Realized Capital Gains	(.252)	(.425)	(.440)	(1.065)	(.520)
Total Distributions	(.417)	(.570)	(.575)	(1.210)	(.670)
Net Asset Value, End of Period	$17.68	$15.69	$16.38	$15.04	$12.42

Total Return	15.47%	–0.93%	13.08%	34.30%	–30.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$395	$370	$337	$313	$251
Ratio of Total Expenses to
Average Net Assets	0.41%	0.42%	0.44%	0.45%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.03%	1.05%[1]	0.93%	0.90%
Portfolio Turnover Rate	6%	11%	7%	8%	18%

1 Net investment income per share and the ratio of net investment income to average net assets include $.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2012, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	364,051	18,042	—
Temporary Cash Investments	13,998	—	—
Total	378,049	18,042	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2012, the portfolio realized net foreign currency losses of $1,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2012, the portfolio had $5,659,000 of ordinary income and $10,914,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $340,925,000. Net unrealized appreciation of investment securities for tax purposes was $55,166,000, consisting of unrealized gains of $78,649,000 on securities that had risen in value since their purchase and $23,483,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2012, the portfolio purchased $22,995,000 of investment securities and sold $55,496,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	3,496	6,641
Issued in Lieu of Cash Distributions	579	756
Redeemed	(5,305)	(4,392)
Net Increase (Decrease) in Shares Outstanding	(1,230)	3,005

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 61% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Capital Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $5,896,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,085.33	$2.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Diversified Value Portfolio

Vanguard Diversified Value Portfolio returned 16.50% in 2012, benefiting from the strength of large-capitalization value stocks. The portfolio outperformed the average return of its peers, but it finished the year a few steps shy of its benchmark index. The relatively weak performance of its consumer discretionary stocks explains much of the shortfall.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Portfolio’s commitment to value yielded strengths and shortfalls
Vanguard Diversified Value Portfolio holds fewer than 50 companies, each evaluated for its earnings prospects and almost all featuring relatively modest ratios of price to earnings and generous dividend yields. Nothing about this strategy is all that remarkable. Ask a dozen value managers about their approaches, and you’ll probably hear a dozen variations on the same themes. Your portfolio has nevertheless distinguished itself over time through sound judgments and a long-term commitment to its approach.

The portfolio typically favors dividend-rich market sectors such as consumer staples, financials, and industrials. At the end of 2012, these three sectors accounted for almost half of portfolio assets, and all delivered double-digit returns for the year. The portfolio’s financial stocks returned more than 31% as banks, brokerages, and insurance companies continued to put distance between the financial crisis and their balance sheets.

These strengths were diminished somewhat by weakness in information technology and utilities, in which the portfolio’s holdings produced negative returns, and in the consumer discretionary and telecommunication services sectors, in which the portfolio’s holdings lagged the strong sector returns in the benchmark index.

A ten-year window presents a more complete picture
If the portfolio’s 2012 return can be described as “mixed”—strong in absolute terms, but mixed in relative ones—its ten-year record is more consistent with our expectations of superior performance. Over the past decade, the portfolio has returned 8.46% per year on average—1 percentage point more than the benchmark and more than 2 percentage points above the average return of its peers.

Relative performance in any single year may rise or fall, but the portfolio’s dedication to research and a strict value discipline has more often than not proven a strategy for long-term success.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Diversified Value Portfolio	16.50%	8.46%
Russell 1000 Value Index	17.51	7.38
Variable Insurance Large-Cap Value Funds Average[1]	15.98	6.14

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.39%	0.88%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Diversified Value Portfolio’s expense ratio was 0.35%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 16.50% for the 12 months ended December 31, 2012, versus 17.51% for the benchmark Russell 1000 Value Index.

The investment environment
Investors seem to have much to worry about, but we appear to be in a stealth bull market. Individual investors are reacting to past unpleasant times and have forsaken stocks in favor of overpriced bonds and hard assets. At some point, they will discover that things have changed and, with lots of cash earning next to no return, may turn to equities, which are likely to go up. Earnings are high and improving. Housing prices are rebounding, and construction trends will improve employment. Auto and truck sales are increasing steadily. Things seem okay. Europe is in a recession, but it doesn’t seem too severe, though unemployment is quite a problem.

The biggest demon for the market is Washington. The government’s inability to trim the budget, raise the debt ceiling, and fix Social Security or the other entitlement programs leads the economy to stumble and makes businesses unwilling to reinvest. With interest rates so low, it would seem a great time to expand, but confidence is a problem.

Our successes and shortfalls
Top-performing sectors in 2012 were industrials and financials; our stock selections in both outpaced the benchmark constituents. In industrials, we enjoyed particularly strong returns from Cooper Industries, Illinois Tool Works, and Raytheon. Almost all our holdings in financials performed better than the market, including Bank of America, Capital One Financial, Citigroup, and JPMorgan Chase. With oil prices volatile, energy stocks had mixed returns for the year. Strong returns for Phillips 66 and Marathon Petroleum helped performance, but Occidental Petroleum was a drag. Health care stocks seemed at last to have discounted patent expirations. Individual results within health care were mixed, with Baxter outperforming and WellPoint falling, so the sector performed only in line with the overall portfolio.

Consumer discretionary stocks did strongly in the market in 2012, so our underweighting of the sector—and specifically, our lack of home-building and media-company stocks—detracted from performance. In telecom, our holdings in Vodafone and Verizon underperformed. Consumer staples—particularly tobacco stocks, which outperformed in the first half of 2012—lagged in the second half, dampening their returns for the full year. Finally, information technology stocks, particularly large-cap ones, underperformed the market for the year, and our holdings in Hewlett Packard (which we sold) and Intel detracted from overall performance.

Significant Portfolio Changes:
Period Ended December 31, 2012

New Positions	Comments
BP	We purchased this stock anticipating a monetary settlement over the oil spill in the Gulf of Mexico. The then-5% dividend yield should increase over time, and the low P/E ratio of 7 is attractive.
Emerson Electric	We have again invested in this high-quality industrial after it suffered a minor earnings disappointment because of a slowing in sales of climate systems. We expect that the stock price should track improving earnings. The dividend is above-average and
should increase over time.

Closed Positions	Comments
CBS	After it performed strongly in the economic recovery, we felt the stock had reached its potential.
Marathon Oil	We sold the stock as the company split into an exploration
company and a midstream company. We kept and added to the
midstream one (Marathon Petroleum), which has a lower P/E and a higher yield.
CVS Caremark	The stock has been a good recovery candidate, which we sold
as it became a little expensive.
State Street	Of all the “banks,” we had a harder time finding an earnings recovery here. Its money market funds need much higher
interest rates.
Cooper Industries	This was a good holding and a great company, and it brought a wonderful buyout price.

Vanguard Diversified Value Portfolio

Our portfolio positioning
We are positioned for an improving market in 2013, with significant holdings in industrials and banks. We also are overweighted in health care, where our holdings include pharmaceutical companies, medical devices, and insurers. Our underweighting in information technology sets us apart from other value managers.

Our average price/earnings ratio is quite low, and the dividend yield is high and growing. We feel adequately diversified with 47 holdings, though companies continue to split off smaller and unaffiliated divisions, which do well over time but are initially under selling pressure.

James P. Barrow, Executive Director
Barrow, Hanley, Mewhinney & Strauss, LLC
January 15, 2013

Vanguard Diversified Value Portfolio

Portfolio Profile
As of December 31, 2012

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	47	696	3,604
Median Market Cap	$42.6B	$35.0B	$35.1B
Price/Earnings Ratio	13.7x	14.8x	16.8x
Price/Book Ratio	1.8x	1.5x	2.1x
Yield[3]	2.8%	2.6%	2.1%
Return on Equity	17.1%	12.4%	17.1%
Earnings Growth Rate	5.3%	2.6%	9.7%
Foreign Holdings	8.6%	0.0%	0.0%
Turnover Rate	14%	—	—
Expense Ratio[4]	0.39%	—	—
Short-Term Reserves	2.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.95
Beta	0.96	0.94

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	6.5%	8.3%	12.3%
Consumer Staples	11.3	7.2	9.3
Energy	14.4	16.1	10.2
Financials	21.2	27.5	16.9
Health Care	15.3	11.5	11.7
Industrials	14.0	9.2	11.1
Information Technology	5.4	6.4	18.3
Materials	0.8	3.9	4.0
Telecommunication
Services	4.8	3.4	2.7
Utilities	6.3	6.5	3.5

Ten Largest Holdings[5] (% of total net assets)
Philip Morris
International Inc.	Tobacco	4.2%
American Express Co.	Consumer Finance	3.5
Target Corp.	General
	Merchandise
	Stores	3.5
Pfizer Inc.	Pharmaceuticals	3.3
JPMorgan Chase & Co.	Diversified
	Financial Services	3.3
Baxter International Inc.	Health Care
	Equipment	3.3
Medtronic Inc.	Health Care
	Equipment	3.0
ConocoPhillips	Oil & Gas
	Exploration &
	Production	2.9
Wells Fargo & Co.	Diversified Banks	2.9
Raytheon Co.	Aerospace
	& Defense	2.9
Top Ten		32.8%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Diversified Value Portfolio’s expense ratio was 0.35%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	16.50%	1.42%	8.46%	$22,531
Russell 1000 Value Index	17.51	0.59	7.38	20,382
Variable Insurance Large-Cap Value
Funds Average[1]	15.98	0.16	6.14	18,149
Dow Jones U.S. Total Stock Market
Float-Adjusted Index	16.38	2.21	7.95	21,484

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.0%)
Consumer Discretionary (6.4%)
Target Corp.	517,800	30,638
Carnival Corp.	465,400	17,113
Service Corp. International	568,994	7,858
		55,609
Consumer Staples (11.0%)
Philip Morris
International Inc.	432,400	36,166
Imperial Tobacco
Group plc ADR	301,000	23,296
Diageo plc ADR	195,100	22,745
Altria Group Inc.	434,400	13,649
		95,856
Energy (14.1%)
ConocoPhillips	441,344	25,593
Phillips 66	427,172	22,683
Spectra Energy Corp.	825,000	22,588
Occidental Petroleum Corp.	280,800	21,512
Seadrill Ltd.	328,400	12,085
Marathon Petroleum Corp.	162,600	10,244
BP plc ADR	185,700	7,733
		122,438
Financials (20.8%)
American Express Co.	533,800	30,683
JPMorgan Chase & Co.	648,550	28,517
Wells Fargo & Co.	739,100	25,263
PNC Financial Services
Group Inc.	414,872	24,191
Capital One Financial Corp.	319,700	18,520
Bank of America Corp.	1,446,446	16,779
XL Group plc Class A	494,300	12,387
SLM Corp.	722,300	12,373
Citigroup Inc.	288,530	11,414
		180,127
Health Care (15.0%)
Pfizer Inc.	1,156,914	29,015
Baxter International Inc.	427,100	28,470
Medtronic Inc.	632,000	25,925
WellPoint Inc.	401,800	24,478
Johnson & Johnson	319,600	22,404
		130,292
Industrials (13.7%)
Raytheon Co.	436,300	25,113
General Electric Co.	1,129,400	23,706
Honeywell
International Inc.	333,200	21,148

		Market
		Value•
	Shares	($000)
Emerson Electric Co.	296,500	15,703
Illinois Tool Works Inc.	227,900	13,859
Xylem Inc.	325,300	8,816
Exelis Inc.	613,200	6,911
ITT Corp.	156,500	3,671
		118,927
Information Technology (5.3%)
Microsoft Corp.	751,500	20,088
International Business
Machines Corp.	87,100	16,684
Intel Corp.	456,300	9,413
		46,185
Materials (0.8%)
EI du Pont de
Nemours & Co.	155,200	6,979

Telecommunication Services (4.7%)
AT&T Inc.	585,727	19,745
Verizon
Communications Inc.	271,660	11,754
Vodafone Group plc ADR	357,000	8,993
		40,492
Utilities (6.2%)
CenterPoint Energy Inc.	953,200	18,349
Public Service Enterprise
Group Inc.	583,200	17,846
Entergy Corp.	195,100	12,437
Dominion Resources Inc.	100,400	5,201
		53,833
Total Common Stocks
(Cost $799,379)		850,738

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (2.2%)
Money Market Fund (2.2%)
1 Vanguard Market Liquidity
Fund, 0.162%
(Cost $19,470)	19,469,751	19,470
Total Investments (100.2%)
(Cost $818,849)		870,208
Other Assets and Liabilities (–0.2%)
Other Assets		2,168
Liabilities		(3,983)
		(1,815)
Net Assets (100%)
Applicable to 60,676,818 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		868,393
Net Asset Value Per Share		$14.31

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	808,558
Undistributed Net Investment Income	19,727
Accumulated Net Realized Losses	(11,251)
Unrealized Appreciation (Depreciation)	51,359
Net Assets	868,393

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends	24,351
Interest[1]	39
Total Income	24,390
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,015
Performance Adjustment	(78)
The Vanguard Group—Note C
Management and Administrative	1,723
Marketing and Distribution	155
Custodian Fees	16
Auditing Fees	26
Shareholders’ Reports	23
Trustees’ Fees and Expenses	2
Total Expenses	2,882
Net Investment Income	21,508
Realized Net Gain (Loss) on
Investment Securities Sold	29,675
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	70,796
Net Increase (Decrease) in Net Assets
Resulting from Operations	121,979

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,508	18,421
Realized Net Gain (Loss)	29,675	9,854
Change in Unrealized Appreciation (Depreciation)	70,796	(228)
Net Increase (Decrease) in Net Assets Resulting from Operations	121,979	28,047
Distributions
Net Investment Income	(18,488)	(15,585)
Realized Capital Gain	—	—
Total Distributions	(18,488)	(15,585)
Capital Share Transactions
Issued	133,833	78,332
Issued in Lieu of Cash Distributions	18,488	15,585
Redeemed	(119,470)	(145,602)
Net Increase (Decrease) from Capital Share Transactions	32,851	(51,685)
Total Increase (Decrease)	136,342	(39,223)
Net Assets
Beginning of Period	732,051	771,274
End of Period[2]	868,393	732,051

1 Interest income from an affiliated company of the portfolio was $39,000.
2 Net Assets—End of Period includes undistributed net investment income of $19,727,000 and $16,707,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.57	$12.33	$11.55	$9.57	$16.33
Investment Operations
Net Investment Income	.358	.315	.249	.303	.410
Net Realized and Unrealized Gain (Loss)
on Investments	1.702	.175	.821	2.097	(5.960)
Total from Investment Operations	2.060	.490	1.070	2.400	(5.550)
Distributions
Dividends from Net Investment Income	(.320)	(.250)	(.290)	(.420)	(.390)
Distributions from Realized Capital Gains	—	—	—	—	(.820)
Total Distributions	(.320)	(.250)	(.290)	(.420)	(1.210)
Net Asset Value, End of Period	$14.31	$12.57	$12.33	$11.55	$9.57

Total Return	16.50%	3.92%	9.33%	26.92%	–36.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$868	$732	$771	$718	$594
Ratio of Total Expenses to
Average Net Assets[1]	0.35%	0.39%	0.40%	0.42%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.41%	2.15%	2.95%	3.05%
Portfolio Turnover Rate	14%	14%	12%	24%	15%
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.02%), (0.01%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the year ended December 31, 2012, the investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $78,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $118,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2012, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $21,286,000 of ordinary income available for distribution. The portfolio used capital loss carryforwards of $29,675,000 to offset taxable capital gains realized during the year ended December 31, 2012. At December 31, 2012, the portfolio had available capital losses totaling $11,223,000 to offset future net capital gains through December 31, 2018.

Vanguard Diversified Value Portfolio

At December 31, 2012, the cost of investment securities for tax purposes was $818,849,000. Net unrealized appreciation of investment securities for tax purposes was $51,359,000, consisting of unrealized gains of $154,439,000 on securities that had risen in value since their purchase and $103,080,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2012, the portfolio purchased $132,551,000 of investment securities and sold $111,778,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	9,788	6,236
Issued in Lieu of Cash Distributions	1,348	1,206
Redeemed	(8,717)	(11,716)
Net Increase (Decrease) in Shares Outstanding	2,419	(4,274)

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 37% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Diversified Value Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,056.09	$1.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Equity Income Portfolio

Vanguard Equity Income Portfolio returned 13.40% in 2012, outperforming its benchmark index but trailing the average return of its peer group. The portfolio favors the stocks of profitable but slower-growing companies that can sustain generous dividend payouts. Many of these stocks are found in sectors such as financials and industrials that delivered strong returns in 2012. The portfolio’s sizable allocation to energy stocks was the most notable weak spot.

At year-end the portfolio’s 30-day SEC yield stood at 2.92%, more than a percentage point higher than the yield of the broad stock market as reflected in Vanguard Total Stock Market Index Portfolio.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Strength in the main areas of focus
The Equity Income Portfolio holds sizable weightings in sectors that include many long-established, slower-growing blue chips. At year-end 2012, for example, consumer staples stocks, including name-brand food and beverage manufacturers and distributors, made up more than 15% of portfolio assets. These same stocks account for less than 10% of the broader market’s value. Financial, industrial, health care, and energy stocks round out the portfolio’s main areas of focus.

During the past year, most of these sectors performed strongly. Financial stocks returned more than 20% as banks, brokerages, and insurance companies continued to clean up the legacies of the financial crisis. Industrial stocks were close behind, rising on the strength of diversified conglomerates and manufacturers. Consumer staples stocks posted double-digit returns. In the relatively small consumer discretionary sector, the fund’s retailing stocks were a notable bright spot, even as economic uncertainty weighed on consumer confidence.

Among the portfolio’s largest exposures, energy stocks were weakest. The sector struggled as economic deceleration around the globe and a sudden abundance of natural gas in the United States put pressure on the prices of all hydrocarbons. The fund’s holdings fared worse than the benchmark’s energy stocks.

It’s time for a note of caution about the search for yield
Over the past decade, the Equity Income Portfolio produced an average annual return of 7.92%, a strong result in an unusually volatile stock market. The portfolio handily outpaced the average return of competing funds but fell short of the 8.60% average yearly return of its benchmark index.

Since the height of the 2008–2009 financial crisis, investors have had limited appetite for stocks. Cash flows into stock funds have remained tepid even as stock prices rebounded strongly from crisis lows. Dividend-oriented stocks have been an exception. In the first 11 months of 2012, equity income funds accounted for more than half of all net new investment in stock funds, according to Lipper Inc.

The source of investors’ enthusiasm has been stock dividend yields that surpass the meager rates available from low-risk income sources such as savings accounts and U.S. Treasury bonds. At this point, a word of caution is in order. Stocks are not bonds, and dividend-oriented stocks—despite their attractive yields and recent returns—are subject to the same risks that make stock prices more volatile than those of bonds. As with any investment, it’s important to make sure your allocation to higher-yielding stocks is consistent with your overall risk tolerance and return objectives.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Equity Income Portfolio	13.40%	7.92%
Spliced Equity Income Index[1]	12.75	8.60
Variable Insurance Equity Income Funds Average[2]	14.86	6.86

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.33%	0.88%

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Equity Income Portfolio’s expense ratio was 0.33%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Equity Income Portfolio

Advisors’ Report

For the 12 months ended December 31, 2012, the Equity Income Portfolio returned 13.40%. The FTSE High Dividend Yield Index returned 12.75%, and peer funds returned an average of 14.86%. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during 2012 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 13, 2013.

Wellington Management Company, llp

Portfolio Manager:
W. Michael Reckmeyer, III, CFA, Senior Vice President

Equity markets finished 2012 on a strong note amid signs of recovery in China, hope that the European Central Bank’s bond-buying program will avert the worst-case scenarios in Europe, and improved prospects in the United States as the “fiscal cliff” uncertainties are addressed. In 2013, we expect global economic recovery to continue, but slowly and to varying degrees by region.

Europe remains in recession. There are early signs, however, that activity will improve, and we are hopeful that growth will resume later in 2013. Volatility is likely to persist as European authorities try to resolve their fiscal and monetary issues.

China’s economy continues to slow, but recent data suggest that activity is bottoming, and we expect better growth in 2013. Leading indicators are improving, and the Chinese government has stepped up stimulus efforts to boost growth.

U.S. economic activity slowed in the fourth quarter because of uncertainty about the fiscal cliff. The economy is likely to remain sluggish in the first half of 2013 because of the effects of the recent tax legislation, but we expect growth to improve in the second half. Several underlying factors support better growth, such as improving housing and auto markets, the resurgence in manufacturing, and increased energy spending from oil shale activity. Risks remain, including the pending debt-ceiling negotiations and the ramifications of quantitative easing.

Significant purchases during the period included new positions in industrial companies United Technologies and United Parcel Service, pharmaceutical company Roche, and technology company Cisco Systems. We eliminated Home Depot, Tyco, and Sherwin-Williams from our portion of the portfolio as they hit our target prices, and we eliminated Republic Services and PG&E because of their eroding fundamentals.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	62	416	Employs a fundamental approach to identify desirable
Company, llp			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Equity	33	221	Uses quantitative management, making the primary
Investment Group			assessment of a company’s future prospects by
			evaluating its current valuation characteristics, market
			sentiment, and earnings quality.
Cash Investments	5	35	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Equity Income Portfolio

Vanguard Equity Investment Group

Portfolio Managers: James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R.Roach, CFA

The past 12 months marked the fourth year in a row that stocks paying an above-average dividend yield, as represented by the FTSE High Dividend Yield Index, gave investors a total return above 10%. Within the index, all ten sectors provided positive returns, with financials, materials, and consumer discretionary the strongest. Returns in utilities and information technology lagged the broader benchmark.

For 2012, results were mixed for our stock selection models, which we use to rank companies against their industry peers. Our valuation and growth models identified the top-performing companies and contributed to performance, but our market sentiment, management decisions, and quality models were ineffective and detracted from performance.

This dichotomy is not unusual within a quantitative investment process that uses multiple models to select investments—in fact, it’s why we use them.

Our selection among individual companies boosted performance in six sectors and detracted in four. Selections in the consumer discretionary and materials sectors added the most to our relative returns. In consumer discretionary, overweight positions in Foot Locker, Cooper Tire & Rubber, Home Depot, and Brinker International contributed most; in materials, it was overweightings in Eastman Chemical and PPG Industries. Selection results in industrials and consumer staples, however, were the primary detractors for our portion of the portfolio. Our positions in Pitney Bowes and Aircastle (industrials) and Supervalu and Safeway (consumer staples) did not perform as expected.

Since the 2008–2009 market decline ended, investors in higher-yielding U.S. equities have been rewarded with attractive returns. But even with the “fiscal cliff” averted on the cusp of this new year, many serious issues remain. Low investor confidence and higher volatility may be with us for the near term, whether attributable to sluggish growth here or abroad, unresolved deficit and debt levels, high unemployment, or ambiguity about corporate profits.

We cannot predict how broader economic or political events will affect the markets, but we are confident that the stock market will deliver worthwhile returns to long-term investors. With that in mind, we believe that equity exposure will remain an important part of a diversified investment plan. We thank you for your investment and look forward to the new fiscal year.

Vanguard Equity Income Portfolio

Portfolio Profile
As of December 31, 2012

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	141	430	3,604
Median Market Cap	$73.3B	$74.7B	$35.1B
Price/Earnings Ratio	13.6x	14.9x	16.8x
Price/Book Ratio	2.1x	2.2x	2.1x
Yield[3]	2.9%	3.4%	2.1%
Return on Equity	18.9%	19.0%	17.1%
Earnings Growth Rate	4.1%	3.6%	9.7%
Foreign Holdings	3.4%	0.0%	0.0%
Turnover Rate	28%	—	—
Expense Ratio[4]	0.33%	—	—
Short-Term Reserves	1.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.93
Beta	1.01	0.79

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	7.3%	6.1%	12.3%
Consumer Staples	14.9	19.3	9.3
Energy	13.1	13.1	10.2
Financials	13.8	10.5	16.9
Health Care	13.3	12.7	11.7
Industrials	13.5	12.7	11.1
Information Technology	9.5	7.9	18.3
Materials	3.8	4.2	4.0
Telecommunication
Services	4.4	5.5	2.7
Utilities	6.4	8.0	3.5

Ten Largest Holdings[5] (% of total net assets)
Exxon Mobil Corp.	Integrated Oil
	& Gas	4.2%
Chevron Corp.	Integrated Oil
	& Gas	3.7
Johnson & Johnson	Pharmaceuticals	3.4
Merck & Co. Inc.	Pharmaceuticals	3.1
Pfizer Inc.	Pharmaceuticals	2.9
AT&T Inc.	Integrated
	Telecommunication
	Services	2.8
JPMorgan Chase & Co.	Diversified
	Financial Services	2.8
General Electric Co.	Industrial
	Conglomerates	2.7
Philip Morris
International Inc.	Tobacco	2.3
Microsoft Corp.	Systems Software	2.1
Top Ten		30.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Equity Income Portfolio’s expense ratio was 0.33%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	13.40%	2.96%	7.92%	$21,439
Spliced Equity Income Index[1]	12.75	2.60	8.60	22,823
Variable Insurance Equity Income
Funds Average[2]	14.86	0.96	6.86	19,408
Dow Jones U.S. Total Stock Market
Float-Adjusted Index	16.38	2.21	7.95	21,484

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.1%)[1]
Consumer Discretionary (6.6%)
Lowe’s Cos. Inc.	324,000	11,509
McDonald’s Corp.	53,596	4,728
WPP plc	313,908	4,563
Home Depot Inc.	68,800	4,255
Mattel Inc.	111,000	4,065
Thomson Reuters Corp.	133,600	3,882
Time Warner Cable Inc.	22,500	2,187
H&R Block Inc.	75,400	1,400
Kohl’s Corp.	31,700	1,362
Cooper Tire & Rubber Co.	51,500	1,306
Foot Locker Inc.	37,700	1,211
Brinker International Inc.	38,800	1,202
Darden Restaurants Inc.	24,400	1,100
Gannett Co. Inc.	48,800	879
Belo Corp. Class A	54,100	415
Time Warner Inc.	5,800	277
Hasbro Inc.	6,200	223
		44,564
Consumer Staples (14.2%)
Philip Morris
International Inc.	186,773	15,622
Procter & Gamble Co.	137,500	9,335
Kraft Foods Group Inc.	172,284	7,834
Kimberly-Clark Corp.	91,560	7,730
Unilever NV	195,400	7,484
General Mills Inc.	171,200	6,918
PepsiCo Inc.	101,000	6,911
Wal-Mart Stores Inc.	99,885	6,815
Sysco Corp.	179,000	5,667
Coca-Cola Co.	122,424	4,438
Altria Group Inc.	133,880	4,207
Imperial Tobacco Group plc	54,760	2,115
HJ Heinz Co.	30,300	1,748
Reynolds American Inc.	39,900	1,653
ConAgra Foods Inc.	51,100	1,507
Campbell Soup Co.	41,000	1,431
Universal Corp.	24,162	1,206
British American Tobacco plc	23,226	1,177
Walgreen Co.	18,900	699
Colgate-Palmolive Co.	6,200	648
Mondelez International Inc.
Class A	18,152	462
		95,607
Energy (12.3%)
Exxon Mobil Corp.	329,600	28,527
Chevron Corp.	232,600	25,153
ConocoPhillips	145,520	8,439
Royal Dutch Shell plc
Class B	235,112	8,321
Occidental Petroleum Corp.	69,200	5,302
BP plc ADR	86,200	3,589
Marathon Petroleum Corp.	32,200	2,029

		Market
		Value•
	Shares	($000)
Valero Energy Corp.	28,000	955
Phillips 66	5,700	303
		82,618
Exchange-Traded Fund (0.9%)
2 Vanguard Value ETF	104,300	6,133

Financials (12.7%)
JPMorgan Chase & Co.	428,700	18,850
Marsh &
McLennan Cos. Inc.	359,400	12,388
BlackRock Inc.	39,200	8,103
ACE Ltd.	75,600	6,033
Wells Fargo & Co.	167,900	5,739
PNC Financial Services
Group Inc.	94,100	5,487
M&T Bank Corp.	48,900	4,815
Chubb Corp.	63,060	4,750
Swiss Re AG	46,846	3,419
Travelers Cos. Inc.	30,300	2,176
Aflac Inc.	37,000	1,965
Allstate Corp.	47,900	1,924
BB&T Corp.	58,800	1,712
Fifth Third Bancorp	111,700	1,697
Bank of New York
Mellon Corp.	57,900	1,488
PartnerRe Ltd.	17,000	1,368
Huntington Bancshares Inc.	212,000	1,355
American Express Co.	14,800	851
Validus Holdings Ltd.	21,500	743
Invesco Ltd.	3,400	89
		84,952
Health Care (12.4%)
Johnson & Johnson	323,786	22,697
Merck & Co. Inc.	513,574	21,026
Pfizer Inc.	790,428	19,824
Roche Holding AG	33,287	6,781
Abbott Laboratories	70,800	4,638
Eli Lilly & Co.	64,420	3,177
AstraZeneca plc ADR	47,100	2,227
Baxter International Inc.	31,100	2,073
Bristol-Myers Squibb Co.	24,160	787
Medtronic Inc.	8,100	332
		83,562
Industrials (12.8%)
General Electric Co.	852,452	17,893
3M Co.	126,100	11,708
United Technologies Corp.	127,200	10,432
Eaton Corp. plc	151,000	8,184
Stanley Black & Decker Inc.	83,700	6,191
Illinois Tool Works Inc.	100,000	6,081
United Parcel Service Inc.
Class B	82,200	6,061
Lockheed Martin Corp.	35,100	3,239
Waste Management Inc.	93,300	3,148

		Market
		Value•
	Shares	($000)
Boeing Co.	41,300	3,112
Honeywell International Inc.	45,700	2,901
Raytheon Co.	31,900	1,836
Northrop Grumman Corp.	25,968	1,755
Schneider Electric SA	23,484	1,752
RR Donnelley & Sons Co.	87,200	785
L-3 Communications
Holdings Inc.	8,300	636
Exelis Inc.	36,700	414
Emerson Electric Co.	1,500	79
		86,207
Information Technology (8.4%)
Microsoft Corp.	539,600	14,423
Intel Corp.	623,300	12,859
Analog Devices Inc.	201,100	8,458
Cisco Systems Inc.	288,800	5,675
Maxim Integrated
Products Inc.	180,700	5,312
Xilinx Inc.	113,400	4,071
Accenture plc Class A	39,500	2,627
Seagate Technology plc	51,900	1,582
Computer Sciences Corp.	38,200	1,530
Broadridge Financial
Solutions Inc.	5,100	117
		56,654
Materials (3.6%)
International Paper Co.	111,800	4,454
Dow Chemical Co.	134,200	4,338
Nucor Corp.	89,200	3,852
EI du Pont de
Nemours & Co.	79,391	3,570
PPG Industries Inc.	14,430	1,953
Eastman Chemical Co.	23,810	1,620
Huntsman Corp.	81,400	1,294
Bemis Co. Inc.	33,900	1,134
LyondellBasell Industries NV
Class A	14,600	834
PH Glatfelter Co.	37,700	659
Freeport-McMoRan Copper
& Gold Inc.	1,200	41
		23,749
Telecommunication Services (4.1%)
AT&T Inc.	564,360	19,024
Verizon
Communications Inc.	122,502	5,301
Vodafone Group plc ADR	133,700	3,368
		27,693
Utilities (6.1%)
Xcel Energy Inc.	194,900	5,206
National Grid plc	412,677	4,727
UGI Corp.	142,300	4,655
NextEra Energy Inc.	52,940	3,663
Northeast Utilities	92,700	3,623
PPL Corp.	76,600	2,193
PG&E Corp.	41,700	1,675
Public Service Enterprise
Group Inc.	52,500	1,606
DTE Energy Co.	24,400	1,465
American Water
Works Co. Inc.	37,600	1,396
Pinnacle West Capital Corp.	25,800	1,315
Ameren Corp.	42,700	1,312
NV Energy Inc.	69,400	1,259
PNM Resources Inc.	59,900	1,229
Vectren Corp.	40,800	1,200

Vanguard Equity Income Portfolio

			Market
			Value•
		Shares	($000)
	Portland General Electric Co.	42,800	1,171
	Dominion Resources Inc.	17,550	909
	American Electric
	Power Co. Inc.	21,100	901
	Avista Corp.	26,400	636
	Entergy Corp.	7,700	491
	Duke Energy Corp.	5,600	357
	Southern Co.	4,200	180
			41,169
	Total Common Stocks
	(Cost $555,079)		632,908
Temporary Cash Investments (5.7%)[1]
	Money Market Fund (4.0%)
3	Vanguard Market Liquidity
	Fund, 0.162%	26,953,733	26,954

		Face
		Amount
		($000)
	Repurchase Agreement (1.4%)
	UBS Securities LLC
	0.250%, 1/2/13
	(Dated 12/31/12,
	Repurchase Value
	$9,200,000, collaterized
	by Government National
	Mortgage Assn.,
	3.500%, 9/20/42)	9,200	9,200

U.S. Government and Agency Obligations (0.3%)
[4,5]	Fannie Mae
	Discount Notes,
	0.110%, 3/13/13	300	300
[4,5]	Fannie Mae
	Discount Notes,
	0.097%, 3/27/13	600	599
[4,5]	Freddie Mac
	Discount Notes,
	0.140%, 2/11/13	1,000	1,000
			1,899
Total Temporary Cash Investments
	(Cost $38,053)		38,053
	Total Investments (99.8%)
	(Cost $593,132)		670,961

Market
Value•
($000)
Other Assets and Liabilities (0.2%)
Other Assets	2,740
Liabilities	(1,471)
1,269
Net Assets (100%)
Applicable to 38,131,568 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	672,230
Net Asset Value Per Share	$17.63

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	597,588
Undistributed Net Investment Income	17,568
Accumulated Net Realized Losses	(20,686)
Unrealized Appreciation (Depreciation)
Investment Securities	77,829
Futures Contracts	(71)
Foreign Currencies	2
Net Assets	672,230

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.6% and 1.2%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,550,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	20,755
Interest[1]	29
Security Lending	38
Total Income	20,822
Expenses
Investment Advisory Fees—Note B
Basic Fee	580
Performance Adjustment	19
The Vanguard Group—Note C
Management and Administrative	1,239
Marketing and Distribution	107
Custodian Fees	37
Auditing Fees	29
Shareholders’ Reports	32
Trustees’ Fees and Expenses	1
Total Expenses	2,044
Net Investment Income	18,778
Realized Net Gain (Loss)
Investment Securities Sold[1]	28,052
Futures Contracts	3,074
Foreign Currencies	10
Realized Net Gain (Loss)	31,136
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	27,997
Futures Contracts	(343)
Foreign Currencies	1
Change in Unrealized Appreciation
(Depreciation)	27,655
Net Increase (Decrease) in Net Assets
Resulting from Operations	77,569

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,778	14,932
Realized Net Gain (Loss)	31,136	15,216
Change in Unrealized Appreciation (Depreciation)	27,655	21,140
Net Increase (Decrease) in Net Assets Resulting from Operations	77,569	51,288
Distributions
Net Investment Income	(15,090)	(11,655)
Realized Capital Gain	—	—
Total Distributions	(15,090)	(11,655)
Capital Share Transactions
Issued	103,954	92,532
Issued in Lieu of Cash Distributions	15,090	11,655
Redeemed	(72,485)	(55,066)
Net Increase (Decrease) from Capital Share Transactions	46,559	49,121
Total Increase (Decrease)	109,038	88,754
Net Assets
Beginning of Period	563,192	474,438
End of Period[3]	672,230	563,192

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $168,000, $22,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $100,000.
3 Net Assets—End of Period includes undistributed net investment income of $17,568,000 and $13,870,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.93	$14.78	$13.26	$12.08	$19.79
Investment Operations
Net Investment Income	.481	.417	.374	.414	.590
Net Realized and Unrealized Gain (Loss)
on Investments	1.632	1.088	1.540	1.401	(6.190)
Total from Investment Operations	2.113	1.505	1.914	1.815	(5.600)
Distributions
Dividends from Net Investment Income	(.413)	(.355)	(.394)	(.600)	(.600)
Distributions from Realized Capital Gains	—	—	—	(.035)	(1.510)
Total Distributions	(.413)	(.355)	(.394)	(.635)	(2.110)
Net Asset Value, End of Period	$17.63	$15.93	$14.78	$13.26	$12.08

Total Return	13.40%	10.27%	14.71%	16.77%	–30.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$672	$563	$474	$409	$381
Ratio of Total Expenses to
Average Net Assets[1]	0.33%	0.33%	0.35%	0.35%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.99%	2.92%	2.82%	3.36%	3.65%
Portfolio Turnover Rate	28%	27%	40%	56%	60%
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2012, the portfolio’s average investment in futures contracts represented 3% of net assets based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the portfolio may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Equity Income Portfolio

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $184,000 for the year ended December 31, 2012.

For the year ended December 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $19,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $91,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	600,053	32,855	—
Temporary Cash Investments	26,954	11,099	—
Futures Contracts—Assets[1]	756	—	—
Total	627,763	43,954	—
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2013	68	24,142	(49)
E-mini S&P 500 Index	March 2013	79	5,609	(22)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Vanguard Equity Income Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2012, the portfolio realized net foreign currency gains of $10,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2012, the portfolio had $18,657,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $30,759,000 to offset taxable capital gains realized during the year ended December 31, 2012. At December 31, 2012, the fund had available capital losses totaling $20,776,000 to offset future net capital gains through December 31, 2017.

At December 31, 2012, the cost of investment securities for tax purposes was $593,132,000. Net unrealized appreciation of investment securities for tax purposes was $77,829,000, consisting of unrealized gains of $93,657,000 on securities that had risen in value since their purchase and $15,828,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2012, the portfolio purchased $203,884,000 of investment securities and sold $168,202,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	6,168	6,123
Issued in Lieu of Cash Distributions	901	757
Redeemed	(4,298)	(3,627)
Net Increase (Decrease) in Shares Outstanding	2,771	3,253

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 79% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Income Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 97.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,055.69	$1.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.54	1.68

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.33%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Growth Portfolio

Vanguard Growth Portfolio returned 18.43% in 2012, making the most of a strong stock market. The portfolio outperformed the return of its benchmark index and the average return of its peer group on the strength of its information technology stocks.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

An aggressive approach yielded impressive returns
Vanguard Growth Portfolio takes an aggressive approach to large-capitalization growth stocks. With about 120 stocks, the portfolio is relatively concentrated, and the advisors don’t hesitate to build sizable positions in what they consider the most attractive opportunities.

During 2012, the advisors’ investment convictions were mostly rewarded. For example, the portfolio held, on average, more than 9% of its assets in Apple.

The tech giant returned more than 30%, adding almost 3 percentage points to the portfolio’s 12-month result.

A modest stake in telecommunication services stocks also delivered high returns, enhancing the portfolio’s performance relative to the benchmark Russell 1000 Growth Index. Weak spots were few and were weak only in a relative sense. For example, the portfolio’s consumer discretionary stocks—its second-largest sector exposure—returned more than 14%. This strong result nonetheless fell shy of the sector’s return of more than 20% in the benchmark index, restraining the portfolio’s margin of outperformance.

Recent strength is burnishing the portfolio’s long-term record
The portfolio’s recent strength is gradually enhancing its longer-term record, which includes a long stretch of disappointing performance. When we reported to you a year ago, its average annual return of 0.13% over the previous decade was 2.47 percentage points less than that of its benchmark index and 1.42 percentage points less than the average return of its peers. In late 2010, Vanguard restructured the portfolio’s advisory arrangement, adding two new advisors who also have long experience in identifying superior growth stocks. Performance has since improved, and the portfolio’s long-term margin of underperformance has narrowed.

Over the past decade, the portfolio returned an average of 6.47% per year, 1.05 percentage points less than the index and just 0.10 percentage point less than the peer-group average. The Growth Portfolio’s recent strength is consistent with our confidence that, together, talented advisors and low investment costs can lead to benchmark-beating returns.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Growth Portfolio	18.43%	6.47%
Russell 1000 Growth Index	15.26	7.52
Variable Insurance Large-Cap Growth Funds Average[1]	15.88	6.57

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.40%	0.90%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Growth Portfolio’s expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 18.43% for the 12 months ended December 31, 2012, compared with a 15.26% return for the benchmark Russell 1000 Growth Index and the 15.88% average return of peer funds.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2012 and of the effect this environment had on the portfolio’s positioning. These reports were prepared on January 16, 2013.

Delaware Management Company

Portfolio Managers:
Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA,
Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA, Senior Vice President, and CIO–Focus Growth Equity

We focus on owning what we believe to be strong long-term-growth companies with solid business models and competitive positions that we think can grow market share and deliver shareholder value in various market environments.

One of the biggest contributors to relative performance was Crown Castle, which continued to report strong earnings and growth projections. It was helped by its key position as an infrastructure provider for wireless services, which should benefit from strong long-term demand for smartphones and tablets. The company is the leader of the wireless tower industry in North America, and it acquired a large portfolio of towers toward the end of 2012, enhancing its competitive position. A refinancing of some of Crown Castle’s debt helped improve its earnings projections and led to investor optimism.

Visa and MasterCard were also notable contributors during the year. Both reported solid earnings and released encouraging guidance for 2013. This, in turn, probably increased investors’ confidence that recently enacted federal regulations on debit transactions would most likely have a relatively minor effect on these businesses. Furthermore, Visa and MasterCard have shown in recent years that despite a more difficult consumer spending environment, their flexible business models are somewhat buffered from swings in economic cycles and can increase their profitability even in difficult periods.

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Delaware Management	34	110	Uses a bottom-up approach, seeking companies that
Company			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared to the intrinsic value of
			the securities.
Wellington Management	31	100	Employs proprietary fundamental research and a
Company, llp			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The firm’s philosophy is based on the belief that stock
			prices often overreact to short-term trends and that
			bottom-up, intensive research focused on longer-term
			fundamentals can be used to identify stocks that will
			outperform the market over time.
William Blair & Company, L.L.C.	28	91	Uses a fundamental investment approach in pursuit
			of superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	7	20	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Growth Portfolio

Apollo Group detracted from performance. It reported disappointing earnings, with significant weakness in student enrollment growth. The for-profit education industry has changed a lot in the past two years because of regulatory scrutiny and government oversight, and in response, companies like Apollo had largely transformed their business models.

We recognized that the problems were longer-term than originally expected, with a higher risk–reward investment profile, so we sold our holdings in 2012.

We believe that many investors remain uncertain about future global economic growth. In our view, the lingering effects of the global credit crisis could lead to moderate growth, at best, and are likely to keep resulting in often-conflicting economic data and various company outcomes depending on the quality of a company’s business model, competitive position, and management.

Wellington Management Company, llp

Portfolio Manager:
Andrew J. Shilling, CFA, Senior Vice President

Our portion of the portfolio seeks to provide long-term total returns by investing in stocks of successful growth companies. We employ proprietary fundamental research and a rigorous valuation discipline in our effort to invest in high-quality, large-cap, sustainable growth companies. Our investment philosophy is based on our view that stock prices often overreact to short-term trends, and we believe that our bottom-up, research-intensive approach, focused on longer-term fundamentals, will enable us to outperform the market over time.

Security selection drove our strong performance, particularly in the information technology and consumer discretionary sectors. But our picks within consumer staples and industrials detracted modestly from returns.

Among individual holdings, top contributors included eBay, Apple, and Gilead Sciences. Shares of eBay, a provider of online marketplaces and payment options to a diverse and global community of individuals and businesses, moved higher during 2012. The company posted better-than-expected revenue and earnings, thanks to strength in its Marketplace segment and PayPal unit. It also raised its revenue and earnings guidance for its fiscal year. We are attracted by eBay’s globally competitive position in the electronic commerce marketplace and increased retailer adoption of PayPal for making e-commerce payments. We reduced our eBay holdings amid the stock’s strong performance, but it remains one of our largest positions.

Altera, Acme Packet, and Tempur-Pedic were among holdings that hindered performance. Acme Packet is a leading provider of session border controllers (SBCs), which enable the delivery of Voice over Internet Protocol (VoIP) and data communications between networks. Its stock came under pressure when the company announced below-expected operating results. Although recent results reflect near-term weakness in orders, we remain positive about the intermediate and longer-term growth prospects for SBC systems and about Acme Packet’s ability to remain a leader in this growing market.

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Principal

David Ricci, CFA, Principal

The portfolio benefited from strong stock selection. In the technology sector, eBay reported strong revenue growth from its Marketplace and PayPal divisions. We believe PayPal is a key strategic asset and should keep gaining market share in the fast-growing mobile payments business. Within health care, Gilead Sciences rallied on news that a major competitor had put its hepatitis C virus product on hold amid safety concerns, and the U.S. Food and Drug Administration approved Gilead’s Quad pill, the first four-drug, single-tablet-a-day treatment regimen for HIV.

In telecommunications, SBA Communications reported higher-than-expected revenues and cash flows. Its stock price also benefited when AT&T announced a significant increase in capital spending to build out its 4G network.

In the consumer sectors, Mead Johnson Nutrition lost ground because of a slowdown in Chinese consumer spending and, in hindsight, an ill-timed price increase. We believe these are near-term issues. The firm should benefit from long-term growth in emerging markets’ middle class and the resulting desire for premium-branded Western infant formula. Dollar General declined on slowing growth in same-store sales. Overall, dollar stores have come under pressure recently as lower-end consumers are spending less. In our view, Dollar General offers an attractive combination of consumer value and convenience, which should enable store expansion and market-share gains.

Vanguard Growth Portfolio

Lastly, Occidental Petroleum changed strategy three years ago to focus more on increasing production. At the time, we found this shift compelling; however, the company struggled to achieve its goal in a cost-efficient and capital-efficient manner. As a result, we sold the stock.

Many positive factors remain for the U.S. economy. The Federal Reserve’s accommodative policies persist, while the labor and housing markets are slowly recovering. However, macroeconomic issues remain, most notably the government debt ceiling and deficit, which may slow growth, and the payroll-tax increase, which may dampen consumer spending.

We focus, as always, on fundamental analysis to identify quality growth companies that sustain and improve their competitive position and earnings. For the long term, we believe that investors will differentiate between average companies and those we invest in because of their superior growth and quality characteristics. In 2012, we began to see investors again acting on this distinction, which helped our strategy’s results.

Vanguard Growth Portfolio

Portfolio Profile
As of December 31, 2012

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	119	571	3,604
Median Market Cap	$37.1B	$50.5B	$35.1B
Price/Earnings Ratio	19.5x	18.3x	16.8x
Price/Book Ratio	3.6x	4.2x	2.1x
Yield[3]	0.6%	1.8%	2.1%
Return on Equity	22.7%	24.4%	17.1%
Earnings Growth Rate	20.7%	17.1%	9.7%
Foreign Holdings	2.3%	0.0%	0.0%
Turnover Rate	43%	—	—
Expense Ratio[4]	0.40%	—	—
Short-Term Reserves	0.9%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.95
Beta	1.11	1.09

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	18.2%	16.7%	12.3%
Consumer Staples	6.7	12.5	9.3
Energy	6.6	4.0	10.2
Financials	6.9	4.6	16.9
Health Care	10.4	12.0	11.7
Industrials	7.8	12.7	11.1
Information Technology	36.9	31.0	18.3
Materials	3.5	4.0	4.0
Telecommunication
Services	2.8	2.3	2.7
Utilities	0.2	0.2	3.5

Ten Largest Holdings[5] (% of total net assets)
Apple Inc.	Computer Hardware	7.0%
Google Inc. Class A	Internet Software
	& Services	3.5
Mastercard Inc. Class A	Data Processing
	& Outsourced
	Services	3.2
QUALCOMM Inc.	Communications
	Equipment	3.1
Visa Inc. Class A	Data Processing
	& Outsourced
	Services	2.3
priceline.com Inc.	Internet Retail	2.3
Allergan Inc.	Pharmaceuticals	2.2
EOG Resources Inc.	Oil & Gas
	Exploration
	& Production	1.9
Crown Castle	Wireless
International Corp.	Telecommunication
	Services	1.8
eBay Inc.	Internet Software
	& Services	1.8
Top Ten		29.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Growth Portfolio’s expense ratio was 0.41%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	18.43%	2.01%	6.47%	$18,713
Russell 1000 Growth Index	15.26	3.12	7.52	20,651
Variable Insurance Large-Cap Growth
Funds Average[1]	15.88	1.19	6.57	18,900
Dow Jones U.S. Total Stock Market
Float-Adjusted Index	16.38	2.21	7.95	21,484

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.2%)[1]
Consumer Discretionary (17.3%)
*	priceline.com Inc.	11,735	7,290
*	Liberty Interactive Corp.
	Class A	205,625	4,047
	Harley-Davidson Inc.	72,310	3,532
*	Amazon.com Inc.	13,960	3,506
	Starbucks Corp.	60,330	3,235
	Yum! Brands Inc.	40,765	2,707
*	Dollar General Corp.	60,525	2,668
*	Discovery
	Communications Inc.
	Class A	41,350	2,625
	NIKE Inc. Class B	50,450	2,603
	Lowe’s Cos. Inc.	70,145	2,492
	News Corp. Class A	75,370	1,925
	Staples Inc.	157,300	1,793
	Walt Disney Co.	35,040	1,745
	Comcast Corp. Class A	42,180	1,577
	Sirius XM Radio Inc.	522,290	1,509
	Dunkin’ Brands Group Inc.	45,370	1,505
	Time Warner Inc.	28,430	1,360
	Abercrombie & Fitch Co.	28,170	1,351
	Family Dollar Stores Inc.	20,980	1,330
*	AutoZone Inc.	3,620	1,283
	Starwood Hotels &
	Resorts Worldwide Inc.	19,660	1,128
*	Sally Beauty Holdings Inc.	46,050	1,085
	PVH Corp.	9,145	1,015
	DR Horton Inc.	50,400	997
	Lennar Corp. Class A	16,790	649
*	Michael Kors Holdings Ltd.	8,230	420
	Ralph Lauren Corp. Class A	1,860	279
			55,656
Consumer Staples (5.9%)
*	Green Mountain Coffee
	Roasters Inc.	112,680	4,661
	Walgreen Co.	99,200	3,671
	Colgate-Palmolive Co.	28,500	2,979
	Mead Johnson Nutrition Co.	38,460	2,534
	PepsiCo Inc.	27,430	1,877
	CVS Caremark Corp.	24,420	1,181
	Lorillard Inc.	7,930	925
	Whole Foods Market Inc.	7,200	658
	Wal-Mart Stores Inc.	8,360	570
			19,056
Energy (5.9%)
	EOG Resources Inc.	49,750	6,009
	Kinder Morgan Inc.	140,544	4,965
	Schlumberger Ltd.	58,045	4,022
	Anadarko Petroleum Corp.	19,640	1,460

			Market
			Value•
		Shares	($000)
*	Cobalt International
	Energy Inc.	28,730	706
	National Oilwell Varco Inc.	10,100	690
*	Cameron International Corp.	11,130	628
	Ensco plc Class A	5,160	306
*	Kinder Morgan Inc.
	Warrants, Exp.
	Date 5/25/17	54,144	205
			18,991
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	605

Financials (5.9%)
	JPMorgan Chase & Co.	118,150	5,195
	Progressive Corp.	167,600	3,537
*	IntercontinentalExchange
	Inc.	23,450	2,903
*	Affiliated Managers
	Group Inc.	16,710	2,175
	CME Group Inc.	40,800	2,069
	T. Rowe Price Group Inc.	26,900	1,752
	American Express Co.	17,680	1,016
	American Tower Corporation	3,980	308
			18,955
Health Care (9.6%)
	Allergan Inc.	78,370	7,189
*	Gilead Sciences Inc.	64,925	4,769
	Novo Nordisk A/S ADR	22,025	3,595
*	Celgene Corp.	27,725	2,183
	Perrigo Co.	19,800	2,060
*	Edwards Lifesciences Corp.	17,040	1,536
*	Hologic Inc.	72,710	1,456
*	Biogen Idec Inc.	9,155	1,343
*	IDEXX Laboratories Inc.	13,930	1,293
	Covidien plc	19,475	1,124
	Johnson & Johnson	14,320	1,004
	Merck & Co. Inc.	22,205	909
	Agilent Technologies Inc.	21,793	892
	UnitedHealth Group Inc.	15,775	856
*	Regeneron
	Pharmaceuticals Inc.	3,440	588
			30,797
Industrials (6.9%)
	Precision Castparts Corp.	21,690	4,109
	Union Pacific Corp.	26,420	3,322
*	Stericycle Inc.	26,140	2,438
	Donaldson Co. Inc.	66,280	2,177
	Caterpillar Inc.	18,300	1,639
	AMETEK Inc.	35,025	1,316
	Norfolk Southern Corp.	18,180	1,124
	Eaton Corp. plc	20,200	1,095
	WW Grainger Inc.	5,210	1,054

			Market
			Value•
		Shares	($000)
	JB Hunt Transport
	Services Inc.	16,990	1,015
*	IHS Inc. Class A	10,110	971
	Kansas City Southern	9,635	804
	Cummins Inc.	5,625	609
	Safran SA ADR	12,230	533
	Rockwell Automation Inc.	1,605	135
			22,341
Information Technology (35.6%)
	Apple Inc.	42,415	22,608
*	Google Inc. Class A	15,825	11,226
	Mastercard Inc. Class A	21,135	10,383
	QUALCOMM Inc.	159,100	9,867
	Visa Inc. Class A	49,025	7,431
*	eBay Inc.	111,900	5,709
*	BMC Software Inc.	128,755	5,106
*	Cognizant Technology
	Solutions Corp. Class A	57,380	4,249
*	Adobe Systems Inc.	112,600	4,243
	Intuit Inc.	70,700	4,207
*	Citrix Systems Inc.	55,264	3,634
	Oracle Corp.	102,180	3,405
*	VeriSign Inc.	68,975	2,678
*	Teradata Corp.	42,800	2,649
	Altera Corp.	51,400	1,770
*	Facebook Inc. Class A	56,805	1,513
*	Alliance Data Systems Corp.	9,910	1,434
*	VeriFone Systems Inc.	44,775	1,329
*	Juniper Networks Inc.	63,510	1,249
*	Salesforce.com Inc.	6,900	1,160
*	EMC Corp.	44,120	1,116
*	Polycom Inc.	104,750	1,096
*	Trimble Navigation Ltd.	17,480	1,045
*	Acme Packet Inc.	46,640	1,032
*	NetApp Inc.	26,450	887
	Broadcom Corp. Class A	26,615	884
*	Splunk Inc.	26,700	775
*	ServiceNow Inc.	20,500	616
*	LinkedIn Corp. Class A	4,470	513
*	TIBCO Software Inc.	13,970	307
*	VMware Inc. Class A	2,270	214
			114,335
Materials (3.2%)
	Monsanto Co.	56,710	5,367
	Syngenta AG ADR	40,050	3,236
	Praxair Inc.	14,990	1,641
			10,244
Telecommunication Services (2.7%)
*	Crown Castle
	International Corp.	81,000	5,845
*	SBA Communications Corp.
	Class A	39,750	2,823
			8,668
Total Common Stocks
(Cost $250,027)			299,648

Vanguard Growth Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (6.9%)[1]
Money Market Fund (6.2%)
3	Vanguard Market Liquidity
	Fund, 0.162%	19,841,000	19,841

		Face
		Amount
		($000)
Repurchase Agreement (0.3%)
	Bank of America
	Securities, LLC
	0.190%, 1/2/13
	(Dated 12/31/12,
	Repurchase Value
	$1,000,000, collateralized
	by Federal National
	Mortgage Assn.
	2.500%, 8/1/27)	1,000	1,000

U.S. Government and Agency Obligations (0.4%)
[4,5]	Fannie Mae
	Discount Notes,
	0.110%, 3/13/13	1,200	1,200
4	Fannie Mae
	Discount Notes,
	0.097%, 3/27/13	100	100
			1,300
Total Temporary Cash Investments
(Cost $22,141)			22,141
Total Investments (100.1%)
(Cost $272,168)			321,789
Other Assets and Liabilities (–0.1%)
Other Assets[5]			963
Liabilities			(1,349)
			(386)
Net Assets (100%)
Applicable to 20,976,091 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			321,403
Net Asset Value Per Share			$15.32

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	305,798
Undistributed Net Investment Income	844
Accumulated Net Realized Losses	(34,788)
Unrealized Appreciation (Depreciation)
Investment Securities	49,621
Futures Contracts	(72)
Net Assets	321,403

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.3% and 0.8%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,000,000 and cash of $100,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends[1]	2,717
Interest[1]	22
Security Lending	207
Total Income	2,946
Expenses
Investment Advisory Fees—Note B
Basic Fee	413
Performance Adjustment	(28)
The Vanguard Group—Note C
Management and Administrative	717
Marketing and Distribution	48
Custodian Fees	20
Auditing Fees	29
Shareholders’ Reports	26
Trustees’ Fees and Expenses	1
Total Expenses	1,226
Expenses Paid Indirectly	(11)
Net Expenses	1,215
Net Investment Income	1,731
Realized Net Gain (Loss)
Investment Securities Sold[1]	15,783
Futures Contracts	911
Realized Net Gain (Loss)	16,694
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	29,444
Futures Contracts	(195)
Foreign Currencies	6
Change in Unrealized Appreciation
(Depreciation)	29,255
Net Increase (Decrease) in Net Assets
Resulting from Operations	47,680

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,731	1,459
Realized Net Gain (Loss)	16,694	10,615
Change in Unrealized Appreciation (Depreciation)	29,255	(13,874)
Net Increase (Decrease) in Net Assets Resulting from Operations	47,680	(1,800)
Distributions
Net Investment Income	(1,321)	(1,752)
Realized Capital Gain	—	—
Total Distributions	(1,321)	(1,752)
Capital Share Transactions
Issued	52,994	38,858
Issued in Lieu of Cash Distributions	1,321	1,752
Redeemed	(39,196)	(47,775)
Net Increase (Decrease) from Capital Share Transactions	15,119	(7,165)
Total Increase (Decrease)	61,478	(10,717)
Net Assets
Beginning of Period	259,925	270,642
End of Period[2]	321,403	259,925

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $9,000, $17,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $844,000 and $434,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.99	$13.18	$11.87	$8.89	$14.39
Investment Operations
Net Investment Income	.082	.072	.087[1]	.083	.090
Net Realized and Unrealized Gain (Loss)
on Investments	2.312	(.177)	1.308	2.997	(5.490)
Total from Investment Operations	2.394	(.105)	1.395	3.080	(5.400)
Distributions
Dividends from Net Investment Income	(.064)	(.085)	(.085)	(.100)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.064)	(.085)	(.085)	(.100)	(.100)
Net Asset Value, End of Period	$15.32	$12.99	$13.18	$11.87	$8.89

Total Return	18.43%	–0.84%	11.81%	35.05%	–37.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$321	$260	$271	$260	$203
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.40%	0.40%	0.40%	0.35%
Ratio of Net Investment Income to
Average Net Assets	0.58%	0.54%	0.73%[1]	0.81%	0.73%
Portfolio Turnover Rate	43%	45%	105%	95%	120%

1 Net investment income per share and the ratio of net investment income to average net assets include $.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.02%), (0.02%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Growth Portfolio

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2012, the portfolio’s average investment in futures contracts represented 4% of net assets, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The portfolio may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the portfolio may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Vanguard Growth Portfolio

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Delaware Management Company; Wellington Management Company, llp; and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. The basic fees of Delaware Management Company and Wellington Management Company, llp, are subject to quarterly adjustments based on performance since December 31, 2010, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a decrease of $28,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $44,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2012, these arrangements reduced the portfolio’s expenses by $11,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	299,648	—	—
Temporary Cash Investments	19,841	2,300	—
Futures Contracts—Assets[1]	484	—	—
Total	319,973	2,300	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Growth Portfolio

F. At December 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2013	41	14,556	(41)
E-mini S&P MidCap Index	March 2013	30	3,054	(6)
E-mini S&P 500 Index	March 2013	25	1,775	(25)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $1,647,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $15,555,000 to offset taxable capital gains realized during the year ended December 31, 2012. At December 31, 2012, the fund had available capital losses totaling $34,785,000 to offset future net capital gains of $20,863,000 through December 31, 2016, and $13,922,000 through December 31, 2017. Capital loss carryforwards of $12,113,000 expired on December 31, 2012; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At December 31, 2012, the cost of investment securities for tax purposes was $272,173,000. Net unrealized appreciation of investment securities for tax purposes was $49,616,000, consisting of unrealized gains of $58,165,000 on securities that had risen in value since their purchase and $8,549,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2012, the portfolio purchased $127,496,000 of investment securities and sold $122,653,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	3,555	2,929
Issued in Lieu of Cash Distributions	86	127
Redeemed	(2,675)	(3,584)
Net Increase (Decrease) in Shares Outstanding	966	(528)

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 81% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,066.11	$2.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® International Portfolio

Vanguard International Portfolio rebounded from its 2011 decline, returning 20.14% in 2012. The portfolio outperformed its benchmark index and the average return of peers on the strength of its European stocks. It had less success in emerging markets and in the Pacific region’s developed markets, but these modest weaknesses did little to diminish its strengths in Europe.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Grim headlines, great returns
During 2012, the contrast between Europe’s headlines and the performance of its stock markets was striking. The headlines chronicled economic contraction, political and social unrest, and policymaking paralysis. Yet Europe’s stock markets delivered double-digit returns.

The disjunction is not as odd as it seems. Vanguard research has found that, historically, the relationship between a country’s economic growth and its stock market returns has been weak. (See Investing in Emerging Markets: Evaluating the Allure of Rapid Economic Growth, available at vanguard.com/research.) Although our research examines longer time frames, global stock markets’ performance in the past year seems less strange in light of our findings.

Vanguard International Portfolio even earned some of its best returns in Europe’s most troubled economies. In Spain, for example, its holdings returned more than 47%. The portfolio’s large position in U.K. stocks—about 17% of assets at the end of the period—and its French and Swiss stocks also delivered strong returns.

The portfolio’s performance was less distinguished in the Pacific region’s developed markets. Its Japanese stocks produced a negative return, even as the benchmark’s Japanese stocks returned more than 8%. The portfolio also missed out on opportunities in the strongly performing Australian stock market.

Emerging markets holdings, which accounted for 23% of the portfolio’s assets at the end of 2012, were a mixed bag, with disappointments in large markets such as Brazil and China and success in smaller markets such as India and Thailand.

A strong decade yields longer-term lessons
Although global stock markets have been volatile during the past decade, and investor confidence has at times been fragile, total returns have been strong. Your portfolio returned an average of 10.18% per year over that period, surpassing the returns of its benchmark index and its peer group average by about 2 percentage points.

The strong performance is a credit to the portfolio’s advisors. It’s also a reminder that paying attention to the headlines can be counterproductive when making investment decisions. The past decade presented abundant opportunities for panic—the global financial crisis, Europe’s debt drama. As your portfolio’s ten-year performance suggests, a productive response to these unsettling events would have been to do absolutely nothing.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard International Portfolio	20.14%	10.18%
Spliced International Index[1]	16.83	8.01
Variable Insurance International Funds Average[2]	18.31	8.40

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.51%	1.02%

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the International Portfolio’s expense ratio was 0.49%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard International Portfolio

Advisors’ Report

For the 12 months ended December 31, 2012, the International Portfolio returned 20.14%, outperforming both its benchmark index and the average return of peer funds. The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2012 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on January 15, 2013.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson, Head of Global Equities

Over the last 12 months, our conviction has been reinforced that the world economy will slowly keep recovering from the depredations of the financial crisis. In particular, we believe that although investment discussion may continue to be dominated by worst-case scenarios, the likelihood they will disrupt the recovery has dramatically receded. As we look beyond the current business cycle, we believe that powerful long-term forces such as globalization and technological change make it appropriate for us to prioritize growth above stability, and to hunt for the relatively small number of winning companies that can make a real difference to your investment returns.

In our portion of the portfolio, we aim to invest in companies with substantial growth opportunities and the competitive strength to make substantial profits from them. We observe several economic and social trends—such as the development of China, the growing reach of the internet, and the increasing global commonality of consumer taste—that should help drive the growth of our investments. Also common to a great many of our holdings is a belief in the strength of our companies’ cultures and the alignment of their management with the interests of long-term shareholders.

The Chinese social network Tencent was our outstanding performer in 2012, monetizing its vast user base and moving into the mobile business. Spanish clothing retailer Inditex defied tough conditions in its home market to perform exceptionally well as its global expansion continued. Brazilian oil explorer OGX declined the most among our holdings, after disappointing production news and a management reshuffle.

Vanguard International Portfolio Investment Advisors
	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	56	990	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Schroder Investment Management	29	506	Uses fundamental research to identify high-quality
North America Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average
			growth potential.
M&G Investment	12	214	Uses a long-term, bottom-up investment approach
Management Limited			that focuses on identifying the stocks of under-
			appreciated, quality companies that the advisor
			believes will deliver high returns and have the
			potential for growth.
Cash Investments	3	44	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard International Portfolio

We have felt for some time that negative news coverage of Europe was drowning out evidence of positive reforms, and in 2012 we invested in several attractive European businesses, including leading Italian bank UniCredit and automakers Fiat and Volkswagen. We also took a new holding in AIA, an increasingly well-managed Asian life insurer that we hope will benefit from deepening savings in that region. To fund our new purchases, we sold several stocks whose growth profiles no longer met our aspirations, such as British supermarket Tesco, Australian supermarket Woolworths, and global brewer SABMiller.

We remain optimistic about the outlook for equity markets and committed to investing in growth companies for the long run.

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA, Head of Global and International Equities

Simon Webber, CFA

The performance of our portion of the International Portfolio was driven by relative returns in industrials and utilities. In industrials, stock selection was strong, with names such as Jardine Matheson, Safran, and Schneider Electric delivering good returns. In utilities, one of the benchmark’s weakest sectors, our underweight exposure was beneficial.

At an individual stock level, Samsung Electronics continues to do well as it takes market share in mid-range smartphones. AB InBev was also a top performer; we sold the stock as it reached our estimate of full value.

The principal detractor by sector was energy, with BG Group the weakest stock among our holdings. Its shares fell at the end of October after the company lowered its 2013 production numbers. These projects, primarily in Egypt, Brazil, and the North Sea, are still expected to come into production over the next two to three years. Recent senior leadership changes have added to near-term uncertainty at BG Group, but we are confident that the combination of good growth assets and a strong operational team will deliver industry-leading growth in the years ahead.

Regionally, our holdings were strongest in Continental Europe and emerging markets. In the Pacific region, performance in materials was hurt by fears of a hard landing for the Chinese economy—fears that we believe are unwarranted. Atlas Iron especially suffered as Chinese iron ore prices fell markedly amid weaker demand for Chinese steel. We believe that this price dip will be temporary and that the market is overly focused on the very short term.

From a macroeconomic perspective, we are cautiously positive for 2013. Although political risk in the Eurozone should not be ignored, the region has made progress by agreeing on the terms of a common bank supervisor, and most politicians are seeking a more pragmatic balance between growth and austerity measures. Recent data provide more evidence that China’s economic growth has reached a trough. Given that fear of a hard landing for the world’s second-largest economy has been a significant market concern in the past year, we think China’s recovery will be positive for global equities. In the United States, the housing market recovery is gathering pace and politicians managed to avert the worst of the “fiscal cliff,” which should remove a significant source of uncertainty for the year ahead.

Given the rocky path to normalization, we believe that equity markets will keep cautiously recovering through 2013, but that confidence will be fragile and markets prone to sentiment swings. This should give us opportunities to build positions in strong companies with good long-term growth prospects.

Although economic data remain patchy, we believe that markets are still discounting a high level of bad news and that valuations are very attractive, especially in stocks with growth potential that may take a relatively long time to realize.

M&G Investment Management Limited

Portfolio Managers:
Graham E. French

Greg Aldridge

For the year as a whole, the financials, consumer discretionary, and consumer staples sectors performed best, while energy, utilities, and telecommunications lagged. Within our portion of the portfolio, good stock-picking in the consumer sectors delivered the most value.

Techtronic Industries, a Hong Kong-listed maker of power tools and domestic appliances, was one of the greatest sources of performance for 2012. The company has benefited from investors’ growing appreciation of the underlying strength of its brands, products, and technologies and its recognition as a high-quality global player. This has been helped by positive sentiment in the United States, where Techtronic has increasingly taken market share, particularly with its power tools. U.K.-listed automobile distributor Inchcape, German-listed software maker SAP, and Irish food ingredients innovator Kerry Group added considerable value as well.

Vanguard International Portfolio

Conversely, Vallourec, a French manufacturer of seamless steel pipe, produced the largest drag on performance as investors reacted badly to delays and cost overruns in its large capital projects in the United States and Brazil. The setbacks were disappointing, but we still believe in Vallourec’s long-term fundamentals and took advantage of attractive values to increase our position. By the end of 2012, investor sentiment toward the company was improving, and its share price had begun to recover.

Elsewhere, Canon, the Japanese camera and printer maker, underperformed as investors worried about the volume of growth in sales of printers and copiers to businesses. Taiwan-based contract laptop maker Compal Electronics struggled amid uncertainty about the strength of demand for notebook computers as tablets and smartphones grow more popular. Shares of Brazilian oil company Petróleo Brasileiro (Petrobras) were hurt by falling fuel prices in Brazil, unexpected cost increases, and negative investor sentiment about Brazilian stocks in general.

For active stock-pickers like us, volatile market conditions have created opportunities to selectively buy companies with compelling scarce assets, structural drivers of growth, and the potential for sustainably high returns as their shares became available at attractive values. In 2012, these companies included industrial gas manufacturer Yingde Gases and property developer Hang Lung Properties, both in China, and Swedish bank Svenska Handelsbanken.

We also sold out of a number of holdings in favor of more attractively valued companies with better growth prospects. Among those we sold were Siemens, the German electrical engineering and electronics company; Dutch mail carrier PostNL; Wienerberger, an Austrian brick and tile manufacturer; and Brazilian pulp producer Fibria Celulose.

CFAO, a French firm that distributes cars and pharmaceuticals throughout Africa, dropped out of our portfolio after the Japanese conglomerate TTC bid to take it over. CFAO had been a long-term holding, with solid market positions that are difficult to replicate, high return on capital, and good drivers of growth in the nascent African market.

Vanguard International Portfolio

Portfolio Profile
As of December 31, 2012

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	181	1,818
Turnover Rate	29%	—
Expense Ratio[2]	0.51%	—
Short-Term Reserves	1.3%	—

Volatility Measures
Portfolio Versus
Spliced Index[3]
R-Squared	0.97
Beta	1.06

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	16.8%	9.5%
Consumer Staples	7.6	10.3
Energy	5.4	10.3
Financials	21.3	25.8
Health Care	7.4	7.2
Industrials	15.0	10.6
Information Technology	14.1	6.3
Materials	10.1	11.0
Telecommunication Services	1.9	5.5
Utilities	0.4	3.5

Ten Largest Holdings[4] (% of total net assets)
Tencent Holdings Ltd.	Internet Software
	& Services	2.9%
Baidu Inc. ADR	Internet Software
	& Services	2.5
Atlas Copco AB Class A	Industrial Machinery	2.4
Inditex SA	Apparel Retail	2.2
BHP Billiton plc	Diversified Metals
	& Mining	2.1
AIA Group Ltd.	Life & Health
	Insurance	2.1
L’Oreal SA	Personal Products	2.0
Samsung
Electronics Co. Ltd.	Semiconductors	1.8
Syngenta AG	Fertilizers
	& Agricultural
	Chemicals	1.6
Amazon.com Inc.	Internet Retail	1.6
Top Ten		21.2%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative
	Portfolio[5]	Index[1]
Europe
United Kingdom	17.4%	15.2%
France	7.9	6.1
Switzerland	7.7	5.5
Germany	6.7	5.8
Sweden	6.1	2.2
Spain	3.8	1.9
Denmark	1.7	0.8
Italy	1.7	1.6
Norway	1.4	0.7
Other European Markets	1.4	3.9
Subtotal	55.8%	43.7%
Pacific
Japan	7.8%	14.1%
Australia	4.2	6.1
Hong Kong	4.2	2.1
Other Pacific Markets	0.5	1.5
Subtotal	16.7%	23.8%
Emerging Markets
China	8.4%	4.4%
Brazil	4.5	2.9
South Korea	3.8	3.7
Turkey	1.5	0.5
India	1.1	1.6
Other Emerging Markets	4.1	10.9
Subtotal	23.4%	24.0%
North America
Canada	1.6%	8.1%
United States	1.6	0.0
Subtotal	3.2%	8.1%
Middle East	0.9%	0.4%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the International Portfolio’s expense ratio was 0.49%.
3 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
4 The holdings listed exclude any temporary cash investments and equity index products.
5 Market percentages exclude currency contracts held by the portfolio.

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	20.14%	–1.12%	10.18%	$26,358
Spliced International Index[1]	16.83	–4.05	8.01	21,615
Variable Insurance International
Funds Average[2]	18.31	–3.31	8.40	22,407
MSCI All Country World Index ex USA	16.83	–2.89	9.74	25,331

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Vanguard International Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.6%)[1]
Argentina (0.3%)
MercadoLibre Inc.	70,500	5,539

Australia (3.9%)
^ Fortescue Metals
Group Ltd.	3,207,018	15,911
Brambles Ltd.	1,627,224	12,950
Woodside Petroleum Ltd.	263,541	9,392
James Hardie
Industries plc	762,900	7,381
Cochlear Ltd.	80,563	6,665
Newcrest Mining Ltd.	283,814	6,626
Atlas Iron Ltd.	2,490,199	4,747
Australia & New Zealand
Banking Group Ltd.	104,272	2,730
Sims Metal
Management Ltd.	112,396	1,096
		67,498
Brazil (4.4%)
BM&FBovespa SA	2,492,100	17,396
Vale SA Class B ADR	619,600	12,578
Itau Unibanco Holding
SA ADR	723,825	11,914
Petroleo Brasileiro
SA ADR Type A	363,100	7,008
Cia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	145,066	6,439
Vale SA Prior Pfd.	200,000	4,069
Petroleo Brasileiro SA
Prior Pfd.	385,000	3,724
Raia Drogasil SA	323,224	3,654
BRF - Brasil Foods SA	160,710	3,382
Banco do Brasil SA	216,086	2,757
* OGX Petroleo e Gas
Participacoes SA	1,113,300	2,441
Itau Unibanco Holding SA
Prior Pfd.	140,937	2,328
		77,690
Canada (1.6%)
Toronto-Dominion Bank	149,395	12,578
Suncor Energy Inc.	332,638	10,939
First Quantum Minerals Ltd.	105,485	2,323
Sherritt International Corp.	258,131	1,492
* Harry Winston
Diamond Corp.	60,600	852
		28,184
Chile (0.3%)
Sociedad Quimica y Minera
de Chile SA ADR	105,400	6,075

			Market
			Value•
		Shares	($000)
China (8.4%)
	Tencent Holdings Ltd.	1,537,000	50,022
*	Baidu Inc. ADR	438,500	43,977
	CNOOC Ltd.	4,770,500	10,475
	Belle International
	Holdings Ltd.	2,629,000	5,806
	China Resources
	Enterprise Ltd.	1,558,000	5,659
	Mindray Medical
	International Ltd. ADR	156,107	5,105
	Shandong Weigao
	Group Medical
	Polymer Co. Ltd.	4,872,000	4,868
	Industrial & Commercial
	Bank of China Ltd.	6,197,000	4,469
*	New Oriental Education &
	Technology Group ADR	227,400	4,418
	Beijing Enterprises
	Holdings Ltd.	669,500	4,389
*	Youku Tudou Inc. ADR	226,911	4,139
	Yingde Gases	3,100,000	3,190
^,*	Chaoda Modern
	Agriculture Holdings Ltd.	1,971,135	71
			146,588
Denmark (1.7%)
	Novo Nordisk A/S Class B	102,814	16,792
	Novozymes A/S	353,250	9,997
	AP Moeller - Maersk A/S
	Class B	465	3,559
			30,348
France (7.5%)
	L’Oreal SA	257,179	35,926
	PPR	127,036	23,677
	Sanofi	159,280	15,105
	Cie Generale d’Optique
	Essilor International SA	119,841	12,151
	LVMH Moet Hennessy
	Louis Vuitton SA	41,278	7,692
	Schneider Electric SA	100,592	7,503
	Safran SA	171,132	7,467
	European Aeronautic
	Defence and Space Co.
	NV	139,000	5,448
	Publicis Groupe SA	80,000	4,793
	Total SA	84,000	4,348
	Vallourec SA	78,000	4,071
*	Societe Generale SA	76,436	2,875
	Arkema SA	12,253	1,288
			132,344
Germany (6.3%)
	Porsche Automobil Holding
	SE Prior Pfd.	227,150	18,510
	Daimler AG	268,054	14,648
	Volkswagen AG	52,448	11,268
	Adidas AG	119,524	10,652

			Market
			Value•
		Shares	($000)
	Infineon Technologies AG	1,074,304	8,718
	GEA Group AG	262,245	8,470
	HeidelbergCement AG	111,681	6,766
	SAP AG	66,000	5,287
	MTU Aero Engines
	Holding AG	57,500	5,226
	Symrise AG	126,000	4,511
	Software AG	106,000	4,503
	Wincor Nixdorf AG	79,000	3,700
^	Aixtron SE NA	274,000	3,218
	BASF SE	32,486	3,053
^	SMA Solar Technology AG	79,219	1,994
	Axel Springer AG	15,923	679
			111,203
Hong Kong (4.2%)
	AIA Group Ltd.	9,046,600	36,054
	Jardine Matheson
	Holdings Ltd.	241,389	15,012
	Hong Kong Exchanges
	and Clearing Ltd.	544,900	9,387
	Swire Pacific Ltd. Class A	393,000	4,884
	Hang Lung Properties Ltd.	830,000	3,328
	Techtronic Industries Co.	1,729,652	3,279
^	Esprit Holdings Ltd.	694,330	971
			72,915
India (1.1%)
	Housing Development
	Finance Corp.	467,200	7,127
*	Idea Cellular Ltd.	2,835,828	5,410
	Tata Motors Ltd.	666,376	3,817
	HDFC Bank Ltd.	279,290	3,469
			19,823
Indonesia (0.2%)
	Bank Mandiri Persero
	Tbk PT	4,643,000	3,926

Ireland (0.2%)
	Kerry Group plc Class A	81,658	4,335

Israel (0.9%)
*	Check Point Software
	Technologies Ltd.	342,135	16,299

Italy (1.6%)
*	UniCredit SPA	3,032,683	14,976
^,*	Fiat SPA	2,710,171	13,689
			28,665
Japan (7.1%)
	SMC Corp.	93,100	16,890
	Rakuten Inc.	2,164,800	16,883
	Astellas Pharma Inc.	241,200	10,835
	Softbank Corp.	289,700	10,601
	Sumitomo Mitsui
	Financial Group Inc.	261,100	9,485
	FANUC Corp.	50,600	9,410
	Honda Motor Co. Ltd.	173,900	6,410
	Seven & I Holdings Co. Ltd.	209,500	5,896
	Toyota Motor Corp.	124,000	5,788
	Nippon Telegraph &
	Telephone Corp.	126,000	5,293
	Kyocera Corp.	55,800	5,060
^	Gree Inc.	295,400	4,580
	Sekisui Chemical Co. Ltd.	528,000	4,572
	Sysmex Corp.	95,000	4,352
^	Canon Inc.	109,000	4,275
	MISUMI Group Inc.	130,000	3,528
			123,858

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Luxembourg (0.1%)
* Reinet Investments SCA	67,635	1,233

Mexico (0.5%)
Grupo Financiero Banorte
SAB de CV	846,371	5,464
*	Grupo Financiero Santander
Mexico SAB de CV ADR	244,771	3,960
		9,424
Netherlands (0.5%)
* ING Groep NV	733,368	7,013
TNT Express NV	158,478	1,793
		8,806
Norway (1.4%)
Statoil ASA	489,884	12,293
DNB ASA	548,265	6,989
Schibsted ASA	118,176	5,040
		24,322
Peru (0.7%)
Credicorp Ltd.	86,827	12,725

Portugal (0.4%)
Jerónimo Martins SGPS SA 343,323		6,625

Russia (0.5%)
Mail.ru Group Ltd. GDR	139,000	4,825
Sberbank of Russia ADR	363,953	4,524
		9,349
Singapore (0.5%)
Singapore Exchange Ltd.	849,000	4,922
DBS Group Holdings Ltd.	279,766	3,425
		8,347
South Africa (0.6%)
Impala Platinum
Holdings Ltd.	225,800	4,559
MTN Group Ltd.	157,000	3,300
Sasol Ltd.	55,000	2,388
		10,247
South Korea (3.7%)
Samsung
Electronics Co. Ltd.	22,649	32,416
NHN Corp.	34,235	7,300
Shinhan Financial
Group Co. Ltd.	198,032	7,203
^ Celltrion Inc.	263,051	6,423
Hyundai Mobis	19,625	5,323
Hyundai Motor Co.	17,070	3,513
* Hankook Tire Co. Ltd.	71,507	3,160
		65,338
Spain (3.7%)
Inditex SA	269,869	37,808
* Banco Santander SA	2,671,397	21,540
Distribuidora Internacional
de Alimentacion SA	777,758	4,998
		64,346
Sweden (6.1%)
Atlas Copco AB Class A	1,495,939	41,412
Svenska Handelsbanken
AB Class A	583,777	20,917
Sandvik AB	1,175,171	18,888
Alfa Laval AB	537,369	11,264

		Market
		Value•
	Shares	($000)
Elekta AB Class B	443,669	6,996
Telefonaktiebolaget LM
Ericsson Class B	485,000	4,878
Oriflame Cosmetics SA	75,000	2,395
		106,750
Switzerland (7.7%)
Syngenta AG	71,400	28,802
Roche Holding AG	96,600	19,680
Cie Financiere
Richemont SA	229,416	18,345
Nestle SA	203,204	13,244
Geberit AG	55,740	12,340
Zurich Insurance Group AG	38,709	10,350
ABB Ltd.	417,882	8,677
Credit Suisse Group AG	307,081	7,705
Novartis AG	89,500	5,666
Swatch Group AG (Bearer)	10,465	5,386
Holcim Ltd.	59,000	4,345
		134,540
Taiwan (0.6%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	2,462,204	8,241
Compal Electronics Inc.	2,350,909	1,591
		9,832
Thailand (0.4%)
Kasikornbank PCL	1,012,400	6,430

Turkey (1.5%)
Turkiye Garanti
Bankasi AS	3,656,363	19,022
BIM Birlesik Magazalar AS	130,890	6,412
		25,434
United Kingdom (16.4%)
BHP Billiton plc	1,063,007	37,354
Standard Chartered plc	1,054,197	26,723
Prudential plc	1,869,105	26,080
Rolls-Royce Holdings plc	1,767,953	25,473
ARM Holdings plc	1,807,000	23,106
BG Group plc	1,218,592	20,434
Diageo plc	504,390	14,684
HSBC Holdings plc	1,111,549	11,757
Meggitt plc	1,857,900	11,582
WPP plc	664,855	9,665
British American
Tobacco plc	165,662	8,394
Shire plc	229,589	7,051
AMEC plc	418,971	6,855
Capita plc	545,533	6,755
Vodafone Group plc	2,669,564	6,714
Inchcape plc	812,422	5,715
Unilever plc	144,000	5,466
Aggreko plc	174,911	5,016
Carnival plc	122,000	4,716
Centrica plc	810,758	4,404
GlaxoSmithKline plc	202,500	4,397
Burberry Group plc	210,078	4,301
G4S plc	1,000,000	4,176
Ultra Electronics
Holdings plc	151,000	4,042
AZ Electronic Materials SA	493,039	2,827
		287,687

		Market
		Value•
	Shares	($000)
United States (1.6%)
* Amazon.com Inc.	109,200	27,425
Total Common Stocks
(Cost $1,449,446)		1,694,150
Temporary Cash Investments (5.3%)[1]
Money Market Fund (5.0%)
[2,3] Vanguard Market Liquidity
Fund, 0.162%	86,730,444	86,730

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.3%)
[4,5] Fannie Mae
Discount Notes,
0.110%, 3/13/13	4,000	3,999
[6,7] Federal Home
Loan Bank
Discount Notes,
0.081%, 3/20/13	2,000	2,000
		5,999
Total Temporary Cash Investments
(Cost $92,729)		92,729
Total Investments (101.9%)
(Cost $1,542,175)		1,786,879
Other Assets and Liabilities (–1.9%)
Other Assets		4,613
Liabilities[3]		(37,612)
		(32,999)
Net Assets (100%)
Applicable to 95,569,811 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,753,880
Net Asset Value Per Share		$18.35

Vanguard International Portfolio

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,617,497
Undistributed Net Investment Income	24,857
Accumulated Net Realized Losses	(133,841)
Unrealized Appreciation (Depreciation)
Investment Securities	244,704
Futures Contracts	1,061
Forward Currency Contracts	(403)
Foreign Currencies	5
Net Assets	1,753,880

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $23,077,000.
*Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.2% and 2.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $24,463,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $2,500,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $330,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends[1]	37,072
Interest[2]	103
Security Lending	1,757
Total Income	38,932
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,431
Performance Adjustment	705
The Vanguard Group—Note C
Management and Administrative	4,120
Marketing and Distribution	342
Custodian Fees	347
Auditing Fees	39
Shareholders’ Reports	47
Trustees’ Fees and Expenses	3
Total Expenses	8,034
Net Investment Income	30,898
Realized Net Gain (Loss)
Investment Securities Sold	(16,327)
Futures Contracts	3,668
Foreign Currencies and
Forward Currency Contracts	(1,349)
Realized Net Gain (Loss)	(14,008)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	279,299
Futures Contracts	1,141
Foreign Currencies and
Forward Currency Contracts	(204)
Change in Unrealized Appreciation
(Depreciation)	280,236
Net Increase (Decrease) in Net Assets
Resulting from Operations	297,126

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,898	33,903
Realized Net Gain (Loss)	(14,008)	42,252
Change in Unrealized Appreciation (Depreciation)	280,236	(320,047)
Net Increase (Decrease) in Net Assets Resulting from Operations	297,126	(243,892)
Distributions
Net Investment Income	(33,290)	(27,223)
Realized Capital Gain	—	—
Total Distributions	(33,290)	(27,223)
Capital Share Transactions
Issued	175,218	231,472
Issued in Lieu of Cash Distributions	33,290	27,223
Redeemed	(225,686)	(269,062)
Net Increase (Decrease) from Capital Share Transactions	(17,178)	(10,367)
Total Increase (Decrease)	246,658	(281,482)
Net Assets
Beginning of Period	1,507,222	1,788,704
End of Period[3]	1,753,880	1,507,222

1 Dividends are net of foreign withholding taxes of $1,701,000.
2 Interest income from an affiliated company of the portfolio was $96,000.
3 Net Assets—End of Period includes undistributed net investment income of $24,857,000 and $27,717,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.58	$18.29	$16.05	$11.81	$23.84
Investment Operations
Net Investment Income	.324	.352	.262	.270	.532
Net Realized and Unrealized Gain (Loss)
on Investments	2.792	(2.782)	2.239	4.490	(10.352)
Total from Investment Operations	3.116	(2.430)	2.501	4.760	(9.820)
Distributions
Dividends from Net Investment Income	(.346)	(.280)	(.261)	(.520)	(.490)
Distributions from Realized Capital Gains	—	—	—	—	(1.720)
Total Distributions	(.346)	(.280)	(.261)	(.520)	(2.210)
Net Asset Value, End of Period	$18.35	$15.58	$18.29	$16.05	$11.81

Total Return	20.14%	–13.54%	15.79%	42.57%	–44.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,754	$1,507	$1,789	$1,627	$1,114
Ratio of Total Expenses to
Average Net Assets[1]	0.49%	0.51%	0.51%	0.52%	0.46%
Ratio of Net Investment Income to
Average Net Assets	1.89%	1.97%	1.59%	1.99%	2.90%
Portfolio Turnover Rate	29%	33%	40%	41%	59%
1 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.04%, 0.04%, and 0.03%.

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

Vanguard International Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the portfolio’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the portfolio under the contracts. The portfolio attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and by requiring counterparties to post collateral to secure such exposure. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any assets posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended December 31, 2012, the portfolio’s average investment in futures contracts represented 3% of net assets, based on quarterly average aggregate settlement values. The portfolio’s average investment in forward currency contracts represented 3% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Vanguard International Portfolio

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to April 1, 2011, and the MSCI All Country World Index ex USA thereafter. The benchmark will be fully phased in by March 2014.

The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA. The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $705,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $231,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	127,312	39,750	—
Common Stocks—Other	73,939	1,453,149	—
Temporary Cash Investments	86,730	5,999	—
Futures Contracts—Liabilities[1]	(142)	—	—
Forward Currency Contracts—Assets	—	95	—
Forward Currency Contracts—Liabilities	—	(498)	—
Total	287,839	1,498,495	—
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	95	95
Liabilities	(142)	(498)	(640)

Vanguard International Portfolio

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2012, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	3,668	—	3,668
Forward Currency Contracts	—	(881)	(881)
Realized Net Gain (Loss) on Derivatives	3,668	(881)	2,787

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,141	—	1,141
Forward Currency Contracts	—	(299)	(299)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,141	(299)	842

At December 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2013	415	14,308	101
FTSE 100 Index	March 2013	148	14,069	(30)
Topix Index	March 2013	112	11,159	945
S&P ASX 200 Index	March 2013	50	5,990	45

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2012, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	3/20/13	EUR	10,881	USD	14,356	22
UBS AG	3/20/13	GBP	8,704	USD	14,145	73
UBS AG	3/12/13	JPY	886,363	USD	10,257	(440)
UBS AG	3/26/13	AUD	5,772	USD	5,955	(58)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Vanguard International Portfolio

During the year ended December 31, 2012, the portfolio realized net foreign currency losses of $468,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the portfolio’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Passive foreign investment companies held at December 31, 2012, had unrealized appreciation of $98,000.

For tax purposes, at December 31, 2012, the portfolio had $27,867,000 of ordinary income available for distribution. At December 31, 2012, the portfolio had available capital losses totaling $134,132,000 to offset future net capital gains. Of this amount, $113,586,000 is subject to expiration on December 31, 2017. Capital losses of $20,546,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At December 31, 2012, the cost of investment securities for tax purposes was $1,542,273,000. Net unrealized appreciation of investment securities for tax purposes was $244,606,000, consisting of unrealized gains of $345,075,000 on securities that had risen in value since their purchase and $100,469,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2012, the portfolio purchased $455,316,000 of investment securities and sold $482,334,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	10,286	13,087
Issued in Lieu of Cash Distributions	1,927	1,461
Redeemed	(13,383)	(15,595)
Net Increase (Decrease) in Shares Outstanding	(1,170)	(1,047)

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 40% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of International Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio designates to shareholders foreign source income of $32,046,000 and foreign taxes paid of $1,734,000.

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,144.73	$2.59
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.79	2.45

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.48%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard® Small Company Growth Portfolio

Vanguard Small Company Growth Portfolio returned 14.65% for 2012, a strong result that nevertheless fell short of the 16.13% return of its benchmark index. The portfolio did a bit better than the average return of its peer group. Its information technology and health care stocks were bright spots, but it had limited exposure to the better-performing stocks in consumer-oriented and financial sectors.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Two benchmark-beating sectors couldn’t offset a lagging third
The Small Company Growth Portfolio looks beyond the market’s biggest names to identify companies with the potential to produce exceptional earnings growth. Many of these companies reside, not surprisingly, in the innovative information technology and health care sectors. At the end of the period, holdings in those two sectors accounted for about 47% of portfolio assets. Both performed strongly in 2012.

The portfolio’s tech stocks returned more than 17%. Tech stocks in the benchmark, by contrast, gained just 10%. The portfolio’s health care stocks returned more than 24%, also superior to the benchmark sector’s return. Stocks from software and biotechnology companies, centers of innovation in each sector, were especially strong performers.

The portfolio has a large investment in consumer discretionary stocks—retailers, restaurants, and other companies that compete for consumers’ spending on the non-essentials. These stocks delivered double-digit returns, but those in the Russell 2500 Growth Index did better, the main reason for the portfolio’s 12-month shortfall relative to the benchmark index. The portfolio’s financial stocks also failed to keep pace with those in the benchmark.

A turbulent decade produced surprisingly strong returns
In light of the big financial and economic events of the past decade, it would be reasonable to think that the period was grim for investors. In fact, it was strong, an illustration that paying too much attention to the headlines can be a mistake when you’re evaluating investments. Your portfolio returned 9.83% per year on average for the decade ended December 31, 2012. That result was shy of the benchmark return but ahead of the peer group’s average return.

Relative performance is time-period-dependent—outperformance in one period can change to underperformance in the next as the calendar rolls forward and a new series of always-volatile return data enters the calculus. Over time, however, we’re confident that the Small Company Growth Portfolio’s combination of talented advisors and low costs can lead to competitive performance.

Total Returns
		Ten Years Ended
		December 31, 2012
	Year Ended	Average
	December 31, 2012	Annual Return
Vanguard Small Company Growth Portfolio	14.65%	9.83%
Russell 2500 Growth Index	16.13	10.55
Variable Insurance Small-Cap Growth Funds Average[1]	14.25	8.76

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.43%	1.07%

1 Derived from data provided by Lipper Inc.

2 The portfolio expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Small Company Growth Portfolio’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 14.65% for the 12 months ended December 31, 2012, outperforming its peer group’s average return of 14.25% but trailing the 16.13% return of its benchmark index. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during 2012 and of the effect of this environment on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on January 15, 2013.

Granahan Investment
Management, Inc.

Portfolio Managers:
John J. Granahan, CFA, Co-Founder and Chairman

Gary C. Hatton, CFA, Co-Founder and Chief Investment Officer

Jane M. White,
Co-Founder, President, and Chief Executive Officer

Robert F. Granahan,
CFA, Vice President

The investment environment
Domestic small-capitalization stocks closed out 2012 in positive territory despite continued worldwide political and economic uncertainty that led to a volatile year for the market. Uncertainty about U.S. economic and fiscal policy persists, though the global economic situation seems to be stabilizing, albeit at low growth rates.

Rates of earnings growth in the third quarter of 2012 were the lowest in ten quarters, but projections for the fourth quarter anticipated that those rates would begin accelerating again. We are seeing some evidence of this, with relatively strong reports from companies in November and December. Valuations are reasonable for companies in our core growth and special situation life-cycle categories, while those in our pioneer category are more stretched.

The United States is an attractive place to invest now. As investors turn their focus to U.S. equities, smaller companies should be the best-positioned to benefit. Our investments in flexible companies that can pass along material cost increases, and in those that create innovative new products and can help other enterprises reduce costs, should do well.

Successes
For the 12 months ended December 31, our technology stocks provided strong relative performance, driven by Apple’s buyout of Authentec, a fingerprint-technology company. Our health care stocks also performed well compared with those in the benchmark. Regeneron launched its macular-degeneration drug, Eyelea, and we eliminated this winner because of outsized sales expectations. Dusa Pharmaceuticals, a specialty dermatology company, also helped the sector’s performance.

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	69	625	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one of
			three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Equity	29	265	Uses quantitative management, making the primary
Investment Group			assessment of a company’s future prospects by
			evaluating its current valuation characteristics, market
			sentiment, and earnings quality.
Cash Investments	2	20	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Vanguard Small Company Growth Portfolio

Our utilities holdings, with the buyout of Clearwire, contributed nicely to performance. In financials, Euronet Worldwide, which operates ATMs in Eastern Europe, India, and China, finished strongly; its earnings growth improved as foreign-currency penalties abated.

Shortfalls
Negatives for the period were largely health care companies in the pioneer category: Questcor Pharmaceuticals, Optimer Pharmaceuticals, Luminex, and Sucampo Pharmaceuticals. We are keeping Luminex and Optimer and have sold out of Questcor and Sucampo, both of which contributed nicely to the portfolio over the holding period. Core growth company Super Micro Computer, which sells optimized servers, also was a negative, hurt by a hard-drive shortage. Our consumer discretionary sector detracted from performance largely because it lacked exposure to the leisure industry, which performed well.

Lower cobalt prices hurt our holding in OM Group, but we expect record earnings as the company incorporates an acquisition and as smart devices use more cobalt. Travelzoo’s local advertising and coupon deals slowed as Groupon went public. Modine Manufacturing, which sells thermal management systems for vehicles, is moving away from low-margin business to focus on European truck manufacturing, and the transition has hurt earnings. We continue to hold Travelzoo and Modine, as earnings should rebound.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

For the 12-month period, the results of our stock-selection models, which we use to rank companies against their industry peers, were effective. All five models identified the top-performing companies and contributed positively to performance. The models that did best were our quality signal, which measures balance-sheet strength and sustainability of earnings, and our management decisions signal, which looks at company managers’ actions regarding company prospects and earnings.

Our individual stock selection results were positive in seven sectors and negative in three. Selections in energy, materials, and information technology contributed the most to our relative returns. In energy, overweight positions in Western Refining and HollyFrontier added the most to our performance; in materials, Westlake Chemical and Eastman Chemical led. CommVault Systems and Maximus were the largest contributors in technology.

Selection results in consumer staples and telecommunications detracted the most from our performance. Our positions in Monster Beverage and Herbalife (consumer staples) and MetroPCS (telecommunications) did not perform as expected.

Since the 2008 market decline ended, investors in small growth companies have been rewarded with attractive returns averaging slightly more than 20%. However, even with the “fiscal cliff” averted on the cusp of this new year, many serious issues remain. Low investor confidence and higher volatility may be with us for the near term, whether attributable to sluggish growth here or abroad, unresolved deficit and debt levels, high unemployment, or ambiguity about corporate profits.

We cannot predict how broader economic or political events will affect the markets, but we are confident that the stock market will deliver worthwhile returns to long-term investors. With that in mind, we believe that equity exposure will remain an important part of a diversified investment plan. We thank you for your investment and look forward to the new fiscal year.

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of December 31, 2012

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	395	1,390	3,604
Median Market Cap	$1.5B	$2.7B	$35.1B
Price/Earnings Ratio	25.1x	26.9x	16.8x
Price/Book Ratio	2.7x	3.5x	2.1x
Yield[3]	0.3%	0.9%	2.1%
Return on Equity	11.6%	14.4%	17.1%
Earnings Growth Rate	11.4%	11.3%	9.7%
Foreign Holdings	2.1%	0.0%	0.0%
Turnover Rate	61%	—	—
Expense Ratio[4]	0.43%	—	—
Short-Term Reserves	2.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.95
Beta	0.98	1.21

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	20.3%	18.2%	12.3%
Consumer Staples	3.0	3.7	9.3
Energy	3.7	5.0	10.2
Financials	6.6	10.4	16.9
Health Care	18.9	15.3	11.7
Industrials	15.0	17.6	11.1
Information Technology	28.1	20.5	18.3
Materials	3.9	7.1	4.0
Telecommunication
Services	0.3	1.6	2.7
Utilities	0.2	0.6	3.5

Ten Largest Holdings[5] (% of total net assets)
West Pharmaceutical	Health Care
Services Inc.	Supplies	1.2%
Cadence Design	Application
Systems Inc.	Software	1.1
Parametric	Application
Technology Corp.	Software	1.0
STAG Industrial Inc.	Industrial REITs	0.9
Euronet Worldwide Inc.	Data Processing
	& Outsourced
	Services	0.9
Riverbed Technology Inc.	Communications
	Equipment	0.9
Alkermes plc	Biotechnology	0.9
Schweitzer-Mauduit
International Inc.	Paper Products	0.8
OSI Systems Inc.	Electronic
	Equipment &
	Instruments	0.8
BioMarin
Pharmaceutical Inc.	Biotechnology	0.8
Top Ten		9.3%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float-Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the Small Company Growth Portfolio’s expense ratio was 0.38%.
5 The holdings listed exclude any temporary cash investments and equity index products.

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2002–December 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2012			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	14.65%	5.26%	9.83%	$25,538
Russell 2500 Growth Index	16.13	4.07	10.55	27,260
Variable Insurance Small-Cap Growth
Funds Average[1]	14.25	2.69	8.76	23,162
Dow Jones U.S. Total Stock Market
Float-Adjusted Index	16.38	2.21	7.95	21,484

Fiscal-Year Total Returns (%): December 31, 2002–December 31, 2012

1 Derived from data provided by Lipper Inc.
See Financial Highlights for dividend and capital gains information.

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2012

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.5%)[1]
Consumer Discretionary (19.5%)
	Monro Muffler Brake Inc.	216,437	7,569
	Brunswick Corp.	259,500	7,549
*	Coinstar Inc.	137,780	7,166
	Chico’s FAS Inc.	361,400	6,671
	Cinemark Holdings Inc.	250,400	6,505
	Aaron’s Inc.	225,755	6,384
*,^	Vera Bradley Inc.	245,700	6,167
*	Crocs Inc.	401,400	5,776
*	Steiner Leisure Ltd.	116,000	5,590
	Tiffany & Co.	96,700	5,545
*	Steven Madden Ltd.	127,850	5,404
*	Buffalo Wild Wings Inc.	73,900	5,381
*	Carter’s Inc.	95,700	5,326
*	Hanesbrands Inc.	143,700	5,147
*	Hibbett Sports Inc.	82,300	4,337
*	American Public
	Education Inc.	117,400	4,239
*	Modine Manufacturing Co.	480,650	3,908
*	Cabela’s Inc.	92,200	3,849
*	Pandora Media Inc.	330,500	3,034
	PVH Corp.	27,150	3,014
	DSW Inc. Class A	45,000	2,956
*	Francesca’s Holdings Corp.	110,400	2,866
	Polaris Industries Inc.	31,542	2,654
*	MarineMax Inc.	288,300	2,577
*	Zagg Inc.	343,500	2,528
*	Jos A Bank Clothiers Inc.	55,000	2,342
*	Lululemon Athletica Inc.	29,000	2,211
*	BJ’s Restaurants Inc.	67,000	2,204
*	Black Diamond Inc.	268,500	2,202
	American Eagle
	Outfitters Inc.	100,600	2,063
	Abercrombie & Fitch Co.	43,000	2,063
*	Jack in the Box Inc.	65,200	1,865
	Brinker International Inc.	58,001	1,797
	Ulta Salon Cosmetics &
	Fragrance Inc.	18,000	1,769
*	ANN Inc.	51,469	1,742
*	Papa John’s
	International Inc.	30,500	1,676
	Oxford Industries Inc.	36,000	1,669
	Cracker Barrel Old Country
	Store Inc.	25,200	1,619
	Buckle Inc.	35,600	1,589
*	Genesco Inc.	28,700	1,579
	Foot Locker Inc.	47,700	1,532
*	Conn’s Inc.	49,453	1,517
	Churchill Downs Inc.	22,400	1,489
*	Jarden Corp.	28,200	1,458
	Dana Holding Corp.	89,784	1,402
	PetSmart Inc.	19,755	1,350
	Domino’s Pizza Inc.	28,810	1,255
	Thor Industries Inc.	33,300	1,246
^	Sturm Ruger & Co. Inc.	26,251	1,192
*	G-III Apparel Group Ltd.	33,200	1,136

			Market
			Value•
		Shares	($000)
*	Smith & Wesson
	Holding Corp.	129,100	1,090
*	SHFL Entertainment Inc.	73,500	1,066
*	Tenneco Inc.	27,300	959
*	Imax Corp.	42,100	946
*	WMS Industries Inc.	53,900	943
	Harman International
	Industries Inc.	21,050	940
	Sinclair Broadcast Group Inc.
	Class A	69,800	881
*	O’Reilly Automotive Inc.	9,200	823
*	Grand Canyon Education Inc.	33,100	777
	Hot Topic Inc.	65,300	630
	bebe stores inc	134,750	538
*	Lamar Advertising Co.
	Class A	13,400	519
	Tupperware Brands Corp.	7,427	476
*	Panera Bread Co. Class A	2,600	413
*	Goodyear Tire & Rubber Co.	22,000	304
	Ryland Group Inc.	8,100	296
*	PulteGroup Inc.	16,000	291
*	Multimedia Games
	Holding Co. Inc.	19,400	285
*	Meritage Homes Corp.	7,000	261
*	LeapFrog Enterprises Inc.	25,300	218
	Pool Corp.	5,000	212
	Ameristar Casinos Inc.	6,200	163
*	Lumber Liquidators Holdings Inc.1,900		100
	Regal Entertainment Group
	Class A	5,600	78
			177,318
Consumer Staples (2.9%)
	PriceSmart Inc.	55,350	4,265
	Casey’s General Stores Inc.	77,900	4,136
	Calavo Growers Inc.	155,400	3,918
*	Boston Beer Co. Inc. Class A	17,500	2,353
*	Monster Beverage Corp.	39,000	2,062
*	Dean Foods Co.	109,900	1,814
	Herbalife Ltd.	53,510	1,763
	Ingredion Inc.	24,500	1,578
*	Pilgrim’s Pride Corp.	170,752	1,238
	Nu Skin Enterprises Inc.
	Class A	31,909	1,182
*	Rite Aid Corp.	596,200	811
*	Susser Holdings Corp.	22,900	790
			25,910
Energy (3.5%)
	Oceaneering
	International Inc.	63,820	3,433
*	Key Energy Services Inc.	490,700	3,410
*,^	Clean Energy Fuels Corp.	258,180	3,214
	Energy XXI Bermuda Ltd.	98,900	3,184
*	Atwood Oceanics Inc.	54,180	2,481
	Targa Resources Corp.	32,100	1,696
*	Superior Energy Services Inc. 80,580		1,670
	Western Refining Inc.	57,000	1,607
	HollyFrontier Corp.	32,254	1,501

			Market
			Value•
		Shares	($000)
*	Rosetta Resources Inc.	32,000	1,451
*	Vaalco Energy Inc.	166,600	1,441
	Rentech Inc.	542,900	1,428
*	Alpha Natural
	Resources Inc.	127,900	1,246
*,^	James River Coal Co.	292,400	936
*	Oil States International Inc.	10,200	730
*	ION Geophysical Corp.	102,800	669
	CONSOL Energy Inc.	18,000	578
*	Basic Energy Services Inc.	30,400	347
*	Oasis Petroleum Inc.	8,800	280
*	Kodiak Oil & Gas Corp.	30,600	271
*	Cheniere Energy Inc.	10,700	201
*	Forum Energy
	Technologies Inc.	7,700	190
			31,964
Exchange-Traded Fund (1.0%)
2	Vanguard Small-Cap
	Growth ETF	104,300	9,286

Financials (6.1%)
	STAG Industrial Inc.	465,000	8,356
*	Safeguard Scientifics Inc.	363,591	5,363
	Cash America
	International Inc.	126,055	5,001
*	FirstService Corp.	131,250	3,709
*	Harris & Harris Group Inc.	668,250	2,205
	CBOE Holdings Inc.	60,300	1,776
	Federated Investors Inc.
	Class B	83,100	1,681
*	Credit Acceptance Corp.	16,039	1,631
	Allied World Assurance Co.
	Holdings AG	20,400	1,608
*	World Acceptance Corp.	21,239	1,584
	Nelnet Inc. Class A	52,158	1,554
*	Nationstar Mortgage
	Holdings Inc.	46,800	1,450
	MHI Hospitality Corp.	357,600	1,191
	Apartment Investment &
	Management Co. Class A	43,700	1,183
	Extra Space Storage Inc.	31,100	1,132
	Omega Healthcare
	Investors Inc.	46,600	1,111
	Regency Centers Corp.	23,100	1,088
	Validus Holdings Ltd.	30,700	1,062
	Highwoods Properties Inc.	29,700	993
	Home Properties Inc.	15,600	956
	Post Properties Inc.	14,900	744
*	St. Joe Co.	29,500	681
*	Netspend Holdings Inc.	56,100	663
*	FelCor Lodging Trust Inc.	135,900	635
	Macerich Co.	10,600	618
	Essex Property Trust Inc.	4,100	601
	Inland Real Estate Corp.	71,100	596
	CBL & Associates
	Properties Inc.	27,800	590
	QC Holdings Inc.	179,510	582
	Montpelier Re
	Holdings Ltd.	25,000	571
	NASDAQ OMX Group Inc.	22,800	570
	Federal Realty
	Investment Trust	5,200	541
	Rayonier Inc.	8,923	462
*	Alexander & Baldwin Inc.	15,600	458
	Homeowners Choice Inc.	20,400	424
	Zions Bancorporation	19,600	419
	Camden Property Trust	5,600	382
	GAMCO Investors Inc.	6,008	319

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	First Cash Financial
	Services Inc.	5,689	282
	First American
	Financial Corp.	6,400	154
	Mid-America Apartment
	Communities Inc.	1,400	91
	Gyrodyne Co. of
	America Inc.	1,100	79
	Tanger Factory Outlet
	Centers	1,600	55
			55,151
Health Care (18.1%)
	West Pharmaceutical
	Services Inc.	191,200	10,468
*	Alkermes plc	418,050	7,742
*	BioMarin
	Pharmaceutical Inc.	154,800	7,624
*	Cubist Pharmaceuticals Inc.	177,156	7,451
*	Onyx Pharmaceuticals Inc.	87,250	6,590
*	Santarus Inc.	544,700	5,981
*	Luminex Corp.	275,550	4,618
*	Nektar Therapeutics	604,600	4,480
*	Bio-Rad Laboratories Inc.
	Class A	41,044	4,312
*	Cynosure Inc. Class A	178,340	4,300
*	Vascular Solutions Inc.	259,836	4,105
*	Aegerion
	Pharmaceuticals Inc.	161,000	4,088
*	Syneron Medical Ltd.	468,810	4,065
*	Seattle Genetics Inc.	170,750	3,961
*	PAREXEL
	International Corp.	129,400	3,829
*	Align Technology Inc.	135,350	3,756
*	Immunogen Inc.	284,350	3,625
*	Nanosphere Inc.	1,239,500	3,570
*	Bruker Corp.	233,200	3,561
*	Sucampo
	Pharmaceuticals Inc.
	Class A	714,500	3,501
*	Optimer
	Pharmaceuticals Inc.	371,200	3,359
*	Cutera Inc.	315,100	2,836
*	MWI Veterinary Supply Inc.	25,500	2,805
	ResMed Inc.	64,300	2,673
*	Harvard Bioscience Inc.	595,200	2,607
*	Isis Pharmaceuticals Inc.	227,450	2,379
*	Mettler-Toledo
	International Inc.	11,991	2,318
*	Palomar Medical
	Technologies Inc.	238,500	2,197
*	AVEO Pharmaceuticals Inc.	260,695	2,099
	LeMaitre Vascular Inc.	352,986	2,026
*	Pharmacyclics Inc.	34,900	2,021
*	Thoratec Corp.	52,400	1,966
*	Solta Medical Inc.	708,900	1,893
	Chemed Corp.	26,100	1,790
*	Gentium SPA ADR	156,400	1,789
*	Durect Corp.	1,894,850	1,743
*	Cyberonics Inc.	32,900	1,728
*	Infinity
	Pharmaceuticals Inc.	49,200	1,722
*	HealthSouth Corp.	79,800	1,685
*,^	NuPathe Inc.	483,200	1,633
*	Charles River Laboratories
	International Inc.	42,800	1,604
*	Sirona Dental Systems Inc.	22,600	1,457
*	Regeneron
	Pharmaceuticals Inc.	8,000	1,368

			Market
			Value•
		Shares	($000)
*	ICU Medical Inc.	21,650	1,319
	PDL BioPharma Inc.	174,945	1,233
*	Orthofix International NV	29,800	1,172
	Select Medical
	Holdings Corp.	111,600	1,052
*	Array BioPharma Inc.	280,267	1,043
*	Auxilium
	Pharmaceuticals Inc.	53,800	997
*	Medicines Co.	40,660	975
*	AMN Healthcare
	Services Inc.	82,218	950
	Questcor
	Pharmaceuticals Inc.	33,685	900
*	Affymax Inc.	43,674	830
*	MedAssets Inc.	48,400	812
*	Catamaran Corp.	15,578	734
*	United Therapeutics Corp.	12,700	678
*	Skilled Healthcare Group Inc.	87,500	557
*	Molina Healthcare Inc.	18,000	487
*	Pozen Inc.	91,000	456
*	Genomic Health Inc.	12,552	342
*	Agenus Inc.	79,200	325
	Abaxis Inc.	7,000	260
*	XOMA Corp.	77,400	185
*	Endocyte Inc.	14,256	128
*	BioCryst
	Pharmaceuticals Inc.	39,994	57
			164,817
Industrials (14.3%)
	Kaman Corp.	202,450	7,450
	Tennant Co.	158,450	6,964
	Kennametal Inc.	167,100	6,684
*	Titan Machinery Inc.	262,900	6,494
*	Mobile Mini Inc.	304,000	6,332
	Ceco Environmental Corp.	608,687	6,056
*	RBC Bearings Inc.	118,000	5,908
	Douglas Dynamics Inc.	302,300	4,350
*	Genesee & Wyoming Inc.
	Class A	56,930	4,331
	Healthcare Services
	Group Inc.	170,985	3,972
*	Advisory Board Co.	69,200	3,238
*	DigitalGlobe Inc.	127,700	3,121
	Celadon Group Inc.	172,500	3,117
	Comfort Systems USA Inc.	244,880	2,978
*	II-VI Inc.	158,000	2,887
	Equifax Inc.	51,000	2,760
*	Exponent Inc.	46,248	2,582
	Wabtec Corp.	27,500	2,407
	Lincoln Electric Holdings Inc.	49,200	2,395
	Chicago Bridge &
	Iron Co. NV	46,167	2,140
	Toro Co.	47,136	2,026
*	Alaska Air Group Inc.	46,914	2,021
*	Hertz Global Holdings Inc.	123,600	2,011
*	Flow International Corp.	565,632	1,980
	Dun & Bradstreet Corp.	24,000	1,888
*	US Airways Group Inc.	136,600	1,844
	Robert Half International Inc.	55,600	1,769
	Deluxe Corp.	53,416	1,722
	Triumph Group Inc.	25,700	1,678
	AO Smith Corp.	25,600	1,614
*	EnerSys Inc.	42,800	1,610
*	Copart Inc.	54,500	1,608
	Armstrong World
	Industries Inc.	30,100	1,527
*	51job Inc. ADR	32,000	1,496

			Market
			Value•
		Shares	($000)
	Mueller Water Products Inc.
	Class A	256,100	1,437
	Actuant Corp. Class A	50,370	1,406
	Hubbell Inc. Class B	15,900	1,346
*	Swift Transportation Co.	143,600	1,310
*	Nortek Inc.	19,391	1,285
	Mueller Industries Inc.	25,600	1,281
*	USG Corp.	39,400	1,106
*	United Rentals Inc.	23,500	1,070
*	MasTec Inc.	42,350	1,056
	Argan Inc.	58,145	1,047
*	InnerWorkings Inc.	74,400	1,025
	Primoris Services Corp.	67,500	1,015
	Cintas Corp.	21,800	892
	Steelcase Inc. Class A	44,871	572
*,^	Power Solutions
	International Inc.	34,800	563
*	Taser International Inc.	57,400	513
*	Furmanite Corp.	66,900	359
*	WABCO Holdings Inc.	4,500	293
	Lennox International Inc.	5,500	289
	Acuity Brands Inc.	4,100	278
	Applied Industrial
	Technologies Inc.	6,003	252
	Con-way Inc.	7,300	203
	Mine Safety Appliances Co.	3,600	154
	TransDigm Group Inc.	1,100	150
	Copa Holdings SA Class A	1,100	109
			129,971
Information Technology (27.0%)
*	Cadence Design
	Systems Inc.	739,600	9,992
*	Parametric
	Technology Corp.	402,450	9,059
*	Euronet Worldwide Inc.	347,010	8,189
*	Riverbed Technology Inc.	394,250	7,775
*	OSI Systems Inc.	120,060	7,689
*	TiVo Inc.	582,860	7,181
*	Ultimate Software
	Group Inc.	72,700	6,864
*	Perficient Inc.	566,900	6,678
*	Teradyne Inc.	384,930	6,501
	FEI Co.	97,030	5,381
*	Red Hat Inc.	101,300	5,365
*	Sourcefire Inc.	112,000	5,289
*	Microsemi Corp.	218,725	4,602
*	Super Micro Computer Inc.	441,619	4,505
*	SPS Commerce Inc.	113,900	4,245
*	BroadSoft Inc.	111,150	4,038
*	RADWARE Ltd.	121,500	4,010
*	Acme Packet Inc.	180,600	3,995
*	Entropic
	Communications Inc.	731,000	3,867
*	CACI International Inc.
	Class A	65,300	3,593
*	Global Cash Access
	Holdings Inc.	457,500	3,587
*	ShoreTel Inc.	819,300	3,474
*	Aspen Technology Inc.	120,100	3,320
*	Finisar Corp.	195,800	3,192
*	PROS Holdings Inc.	166,100	3,038
*	Alliance Data
	Systems Corp.	20,900	3,026
	IPG Photonics Corp.	44,500	2,966
*	VeriFone Systems Inc.	95,870	2,845
	Monotype Imaging
	Holdings Inc.	176,600	2,822

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Clicksoftware
	Technologies Ltd.	334,100	2,810
*	QLIK Technologies Inc.	127,300	2,765
*	Silicon Laboratories Inc.	65,000	2,718
^	Ubiquiti Networks Inc.	217,400	2,639
*	Constant Contact Inc.	185,600	2,637
	Electro Rent Corp.	170,600	2,624
*	Ceva Inc.	165,200	2,602
*,^	Mellanox Technologies Ltd.	43,700	2,595
*	Infoblox Inc.	143,900	2,586
*	NCR Corp.	91,344	2,327
*	Gartner Inc.	50,268	2,313
*	LSI Corp.	322,700	2,285
*	Angie’s List Inc.	190,200	2,281
*	ATMI Inc.	105,000	2,192
*	Pericom
	Semiconductor Corp.	267,556	2,148
*	CommVault Systems Inc.	30,800	2,147
*	Rudolph Technologies Inc.	150,000	2,018
	Monolithic Power
	Systems Inc.	90,000	2,005
	MAXIMUS Inc.	31,020	1,961
	Total System Services Inc.	90,700	1,943
*	SciQuest Inc.	118,014	1,872
	Lender Processing
	Services Inc.	74,300	1,829
*	Liquidity Services Inc.	44,600	1,822
*	Manhattan Associates Inc.	29,404	1,774
*	Inphi Corp.	184,900	1,771
*	Virtusa Corp.	105,000	1,725
*	Proofpoint Inc.	135,900	1,673
	Heartland Payment
	Systems Inc.	55,800	1,646
	Genpact Ltd.	104,400	1,618
	Anixter International Inc.	24,895	1,593
	IAC/InterActiveCorp	33,154	1,568
*	LivePerson Inc.	117,484	1,544
*	Aruba Networks Inc.	73,300	1,521
*	Vantiv Inc. Class A	70,900	1,448
*	Ciena Corp.	89,000	1,397
*	Tyler Technologies Inc.	28,400	1,376
	Broadridge Financial
	Solutions Inc.	59,500	1,361
	AOL Inc.	45,600	1,350
*	Ruckus Wireless Inc.	59,400	1,338
*	Arris Group Inc.	87,900	1,313
*	Nanometrics Inc.	91,000	1,312
	Booz Allen Hamilton
	Holding Corp.	91,481	1,273
*	MEMC Electronic
	Materials Inc.	389,200	1,249
*	Insight Enterprises Inc.	66,156	1,149
*	Freescale
	Semiconductor Ltd.	101,300	1,115
*	Mentor Graphics Corp.	62,740	1,068
*	Unisys Corp.	61,600	1,066
*	NAPCO Security
	Technologies Inc.	288,964	1,052
	Plantronics Inc.	26,157	964

			Market
			Value•
		Shares	($000)
*	Guidance Software Inc.	74,000	878
*	Dealertrack
	Technologies Inc.	29,400	844
	Tessco Technologies Inc.	35,200	779
*	Stratasys Ltd.	8,700	697
*	Netscout Systems Inc.	22,700	590
*	Extreme Networks	155,600	566
*	SolarWinds Inc.	9,600	504
*,^	E2open Inc.	35,200	498
*	EchoStar Corp. Class A	13,700	469
*	SunPower Corp. Class A	82,900	466
*	Demandware Inc.	16,600	454
*	Exar Corp.	44,800	399
*	Advanced Micro
	Devices Inc.	138,575	333
*	Imperva Inc.	10,000	315
*	Active Network Inc.	53,200	261
	FactSet Research
	Systems Inc.	2,800	247
*	Websense Inc.	15,749	237
*	CalAmp Corp.	17,616	147
*	Trimble Navigation Ltd.	1,800	108
*	Echelon Corp.	30,300	74
*	EPAM Systems Inc.	3,300	60
			245,397
Materials (3.7%)
	Schweitzer-Mauduit
	International Inc.	197,900	7,724
*	OM Group Inc.	222,982	4,950
	Sensient Technologies Corp.	95,850	3,408
	Valspar Corp.	44,000	2,746
*	WR Grace & Co.	36,900	2,481
	Ball Corp.	52,410	2,345
	NewMarket Corp.	7,307	1,916
	Eagle Materials Inc.	28,800	1,685
	Westlake Chemical Corp.	19,200	1,523
*	Graphic Packaging
	Holding Co.	223,900	1,446
	Huntsman Corp.	87,800	1,396
	Georgia Gulf Corp.	30,400	1,255
	Wausau Paper Corp.	80,100	694
	Walter Energy Inc.	8,700	312
			33,881
Telecommunication Services (0.3%)
*,^	magicJack VocalTec Ltd.	76,200	1,387
*	tw telecom inc Class A	27,300	695
*	SBA Communications Corp.
	Class A	5,500	391
*	Iridium Communications Inc.	49,500	334
	Atlantic Tele-Network Inc.	3,000	110
			2,917
Utilities (0.1%)
	American States Water Co.	15,500	744
	Otter Tail Corp.	13,000	325
			1,069
Total Common Stocks
(Cost $799,019)			877,681

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.9%)[1]
	Money Market Fund (4.7%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.162%	42,683,264	42,683

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[5,6]	Freddie Mac
	Discount Notes,
	0.118%, 3/11/13	100	100
6	United States
	Treasury Note/Bond,
	0.625%, 2/28/13	2,000	2,002
			2,102
Total Temporary Cash Investments
	(Cost $44,785)		44,785
	Total Investments (101.4%)
	(Cost $843,804)		922,466
Other Assets and Liabilities (–1.4%)
	Other Assets		3,004
	Liabilities[4]		(15,752)
			(12,748)
	Net Assets (100%)
Applicable to 45,311,168 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			909,718
	Net Asset Value Per Share		$20.08

Vanguard Small Company Growth Portfolio

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	744,893
Undistributed Net Investment Income	5,756
Accumulated Net Realized Gains	80,369
Unrealized Appreciation (Depreciation)
Investment Securities	78,662
Futures Contracts	38
Net Assets	909,718

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $8,160,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.8% and 3.6%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $8,714,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $1,201,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends[1]	8,899
Interest[1]	63
Security Lending	1,505
Total Income	10,467
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,155
Performance Adjustment	141
The Vanguard Group—Note C
Management and Administrative	1,816
Marketing and Distribution	185
Custodian Fees	45
Auditing Fees	29
Shareholders’ Reports	37
Trustees’ Fees and Expenses	2
Total Expenses	3,410
Net Investment Income	7,057
Realized Net Gain (Loss)
Investment Securities Sold[1]	79,695
Futures Contracts	2,650
Realized Net Gain (Loss)	82,345
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	29,308
Futures Contracts	(162)
Change in Unrealized Appreciation
(Depreciation)	29,146
Net Increase (Decrease) in Net Assets
Resulting from Operations	118,548

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,057	1,953
Realized Net Gain (Loss)	82,345	77,636
Change in Unrealized Appreciation (Depreciation)	29,146	(76,905)
Net Increase (Decrease) in Net Assets Resulting from Operations	118,548	2,684
Distributions
Net Investment Income	(2,109)	(1,636)
Realized Capital Gain	(17,900)	—
Total Distributions	(20,009)	(1,636)
Capital Share Transactions
Issued	106,037	246,222
Issued in Lieu of Cash Distributions	20,009	1,636
Redeemed	(148,994)	(173,509)
Net Increase (Decrease) from Capital Share Transactions	(22,948)	74,349
Total Increase (Decrease)	75,591	75,397
Net Assets
Beginning of Period	834,127	758,730
End of Period[2]	909,718	834,127

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $96,000, $59,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $5,756,000 and $808,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.89	$17.68	$13.46	$9.78	$18.15
Investment Operations
Net Investment Income	.155	.039	.043	.055	.110
Net Realized and Unrealized Gain (Loss)
on Investments	2.462	.204	4.226	3.745	(6.820)
Total from Investment Operations	2.617	.243	4.269	3.800	(6.710)
Distributions
Dividends from Net Investment Income	(.045)	(.033)	(.049)	(.120)	(.100)
Distributions from Realized Capital Gains	(.382)	—	—	—	(1.560)
Total Distributions	(.427)	(.033)	(.049)	(.120)	(1.660)
Net Asset Value, End of Period	$20.08	$17.89	$17.68	$13.46	$9.78

Total Return	14.65%	1.36%	31.79%	39.38%	–39.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$910	$834	$759	$566	$432
Ratio of Total Expenses to
Average Net Assets[1]	0.38%	0.41%	0.41%	0.40%	0.33%
Ratio of Net Investment Income to
Average Net Assets	0.78%	0.23%	0.30%	0.43%	0.80%
Portfolio Turnover Rate	61%	59%	62%	60%	94%
1 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.04%, 0.02%, 0.00%, and (0.03%).

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Vanguard Small Company Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2012, the portfolio’s average investment in futures contracts represented 3% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $237,000 for the year ended December 31, 2012.

For the year ended December 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets, before an increase of $141,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the portfolio had contributed capital of $123,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	877,681	—	—
Temporary Cash Investments	42,683	2,102	—
Futures Contracts—Assets[1]	353	—	—
Futures Contracts—Liabilities[1]	(22)	—	—
Total	920,695	2,102	—
1 Represents variation margin on the last day of the reporting period.

Vanguard Small Company Growth Portfolio

E. At December 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2013	141	11,937	38

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the portfolio had $14,595,000 of ordinary income and $73,104,000 of long-term capital gains available for distribution.

At December 31, 2012, the cost of investment securities for tax purposes was $843,871,000. Net unrealized appreciation of investment securities for tax purposes was $78,595,000, consisting of unrealized gains of $138,446,000 on securities that had risen in value since their purchase and $59,851,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2012, the portfolio purchased $524,039,000 of investment securities and sold $557,867,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	5,446	13,212
Issued in Lieu of Cash Distributions	1,006	85
Redeemed	(7,770)	(9,588)
Net Increase (Decrease) in Shares Outstanding	(1,318)	3,709

At December 31, 2012, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 51% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Variable Insurance Funds and the Shareholders of Small Company Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 11, 2013

Special 2012 tax information (unaudited) for corporate shareholders only for Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $17,900,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 53.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2012	12/31/2012	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,070.93	$1.93
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive LLP (automotive components); Senior Advisor at New Mountain Capital; Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Member of the National Commission on the Humanities and Social Sciences; Trustee of Carnegie Corporation of New York and of the National Constitution Center; Chair of the U.S. Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Senior Vice President and Chief Financial Officer at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Director of TIFF Advisory Services, Inc. (investment advisor); Member of the Investment Advisory Committees of the Financial Industry Regulatory Authority (FINRA) and of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Board of the Federal Reserve Bank of Cleveland and of University Hospitals of Cleveland; Advisory Chairman of the Board of The Cleveland Museum of Art.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of SPX Corporation (multi-industry manufacturing); Overseer of the Amos Tuck School of Business Administration at Dartmouth College; Advisor to the Norris Cotton Cancer Center.

Executive Officers Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior ManagementTeam
Mortimer J. Buckley	Michael S. Miller
Kathleen C. Gubanich	James M. Norris
Paul A. Heller	Glenn W. Reed
Martha G. King	George U. Sauter
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

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Institutional Investor Services > 800-523-1036

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

CFA® is a trademark owned by CFA Institute.

S&P ® and S&P 500 ® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Vanguard. The S&P Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. The Vanguard funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates makes any representation regarding the advisability of investing in such products.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q690 022013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2012: $466,000
Fiscal Year Ended December 31, 2011: $479,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2012: $4,809,780
Fiscal Year Ended December 31, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2012: $1,812,565
Fiscal Year Ended December 31, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2012: $490,518
Fiscal Year Ended December 31, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2012: $16,000
Fiscal Year Ended December 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2012: $506,518
Fiscal Year Ended December 31, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 14, 2013

VANGUARD VARIABLE INSURANCE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 14, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.